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Index To Financial Statements 1
Index To Financial Statements 2
Annex A Table of Contents
Annex A Exhibit D Table of Contents
Annex C Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BOULEVARD ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☒	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Preliminary Copy

BOULEVARD ACQUISITION CORP.
399 Park Avenue, 6th Floor
New York, NY 10022

Dear Boulevard Acquisition Corp. Stockholders:

        You are cordially invited to attend the special meeting in lieu of the 2015 annual meeting of stockholders of Boulevard Acquisition Corp., which we refer to as "we," "us," "our," "Boulevard" or the "Company," on [    •    ], 2015, at 9:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166.

        At the special meeting of stockholders, our stockholders will be asked to consider and vote upon a proposal, which we refer to as the "Business Combination Proposal," to approve a stock purchase agreement dated as of April 30, 2015 (the "Purchase Agreement") providing for the acquisition by us from The Dow Chemical Company ("TDCC") of all of the issued and outstanding shares of capital stock of AgroFresh Inc., an indirect wholly-owned subsidiary of TDCC, which we refer to as "AgroFresh," and which acquisition we refer to as the "Transaction" or the "Business Combination." Pursuant to the Purchase Agreement, at the closing of the Transaction (the "Closing"), Boulevard will pay to TDCC $635 million (the "Cash Consideration"), subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard's common stock (the "Boulevard Common Stock"); provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17.5 million shares of Boulevard Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration (at a value of $10.00 per share) shall be unchanged. In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to a tax receivables agreement that TDCC, AgroFresh and Boulevard propose to enter into at the Closing (the "Tax Receivables Agreement"), 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction.

        It is anticipated that, upon completion of the Business Combination, Boulevard's existing stockholders, including our Sponsor (as defined below) and its affiliates, will own an ownership interest of approximately 55% of the post-Transaction company, which we refer to as "AgroFresh Solutions, Inc.," TDCC will own approximately 35% of the outstanding common stock of the post-Transaction company and certain investors which have entered into separate subscription agreements with the Company to purchase shares of Boulevard Common Stock in connection with the closing of the Transaction will own approximately 10% of the outstanding common stock of the post-Transaction company. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Purchase Agreement. These relative percentages assume that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement described in the accompanying proxy statement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. These percentages also do not take into account (i) the potential forfeiture of 1,378,125 shares of Boulevard Common Stock currently held by our Sponsor and our independent directors that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the warrant purchase agreement to be entered into in connection with the Transaction, as described in the accompanying proxy statement). You should read "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information.

        In addition to being asked to approve the Business Combination Proposal, which includes the approval of the issuance of the Boulevard Common Stock consideration described above, our stockholders will also be asked to consider and vote upon (a) seven proposals to approve and adopt amendments to our amended and restated certificate of incorporation, which we refer to collectively as the "Certificate Proposals," (b) a proposal to elect seven directors to serve on our board of directors, subject to the Closing, which we refer to as the "Director Election Proposal," (c) a proposal to approve and adopt the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan (an equity-based incentive plan), a copy of which is attached to the accompanying proxy statement as Annex C, which we refer to as the "Incentive Plan Proposal", and (d) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote, which we refer to as the "Adjournment Proposal."

        Each of these proposals is more fully described in the accompanying proxy statement.

        Our common stock, units and warrants are currently listed on The NASDAQ Capital Market under the symbols "BLVD," "BLVDU" and "BLVDW," respectively. We intend to apply to continue the listing of our common stock and warrants on The NASDAQ Stock Market under the symbols "AGFS" and "AGFSW", respectively, following the Closing. At the Closing, each unit will separate into its component consisting of one share of common stock and one-half warrant (each whole warrant entitling the holder thereof to purchase one share of our common stock).

        Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $220.5 million on December 31, 2014, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the public shares. Holders of our outstanding public warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. All of the holders (the "Initial Stockholders") of Boulevard shares issued prior to our initial public offering, which we refer to as "Founder Shares," have agreed to waive their redemption rights with respect to their Founder Shares and Boulevard Acquisition Sponsor, LLC, which we refer to as our "Sponsor," has agreed to waive its redemption rights with respect to any public shares that it may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, our Sponsor owns approximately 19.8% of our issued and outstanding shares of common stock, consisting of 99.0% of the Founder Shares.

        We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this proxy statement (and any documents incorporated into this proxy statement by reference) carefully. Please pay particular attention to the section entitled "Risk Factors."

        Our board of directors has unanimously approved and adopted the Purchase Agreement and unanimously recommends that our stockholders vote FOR all of the proposals presented to our stockholders. When you consider the board of directors recommendation of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled "Proposal No. 1—Approval of the Business Combination—Certain Benefits of Boulevard's Directors and Officers and Others in the Business Combination."

        Approval of the Business Combination Proposal and Incentive Plan Proposal requires the affirmative vote of holders of a majority of the shares of our common stock that are voted at the special meeting of stockholders. Approval of the Certificate Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock. Approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. The board of directors and sole stockholder of AgroFresh have already approved the Transaction.

        We have no specified maximum redemption threshold under our amended and restated certificate of incorporation. Each redemption of public shares by our public stockholders will decrease the amount in our trust account and may, to the extent the Cash Consideration is less than $635 million after certain other actions are taken pursuant to the Standby Agreement described in the accompanying proxy statement, increase the number of additional shares of Boulevard Common Stock that we would need to issue as part of the Transaction consideration. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,010.

        Boulevard Acquisition Sponsor, LLC is our Sponsor and owner of 99.0% of our Founder Shares. Boulevard Acquisition Sponsor, LLC has agreed to vote the Founder Shares and any shares of common stock acquired during or after our initial public offering in favor of the Business Combination Proposal.

        Your vote is very important. If you are a holder of record, you must submit the enclosed proxy card or vote by telephone or over the Internet. Please vote as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the applicable special meeting(s) in person: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

        If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote your shares is the equivalent of a vote "AGAINST" each of the Certificate Proposals but will have no effect on the other proposals for the special meeting of stockholders.

        If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the Internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting of stockholders and, if a quorum is present, will have the same effect as a vote against each of the Certificate Proposals but will have no effect on the other proposals. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,
[•], 2015
Marc Lasry Chairman of the Board

        This proxy statement is dated [    •    ], 2015 and is first being mailed to stockholders of the Company on or about [    •    ], 2015.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

BOULEVARD ACQUISITION CORP.
399 Park Avenue, 6th Floor
New York, NY 10022
NOTICE OF SPECIAL MEETING IN LIEU OF 2015 ANNUAL MEETING
OF STOCKHOLDERS OF BOULEVARD ACQUISITION CORP.
To Be Held On [    •    ], 2015

To the Stockholders of Boulevard Acquisition Corp.:

        NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2015 annual meeting of stockholders (the "special meeting") of Boulevard Acquisition Corp., a Delaware corporation ("Boulevard" or the "Company"), will be held on [    •    ], 2015, at 9:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166. You are cordially invited to attend the special meeting for the following purposes:

          (1)   The Business Combination Proposal: to consider and vote upon a proposal to approve and adopt the Stock Purchase Agreement, dated as of April 30, 2015, as it may be amended (the "Purchase Agreement"), by and between the Company and The Dow Chemical Company, a Delaware corporation ("TDCC"), and the transactions contemplated thereby, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Purchase Agreement of a number of shares of Boulevard Common Stock that exceeds 20% of the number of shares of Boulevard Common Stock that is currently outstanding (collectively, the "Business Combination Proposal");

          (2)   The Certificate Proposals: to consider and vote upon seven proposals to amend our amended and restated certificate of incorporation to:

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    change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company;

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    authorize a class of non-voting common stock;

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    provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent;

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    require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office;

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    require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws;

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    elect for the Company not to be governed by Section 203 of the Delaware General Corporation Law, as amended (the "DGCL"); and

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    adopt Delaware as the exclusive forum for certain stockholder litigation (collectively, the "Certificate Proposals").

          (3)   The Director Election Proposal: to consider and vote upon a proposal to elect seven directors to serve on Boulevard's board of directors upon consummation of the Business Combination (the "Director Election Proposal");

          (4)   The Incentive Plan Proposal: to consider and vote upon a proposal to approve and adopt the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan (the "Incentive Plan Proposal"); and

          (5)   The Adjournment Proposal: to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the "Adjournment Proposal").

        Only holders of record of our common stock at the close of business on June 22, 2015 are entitled to notice of the special meeting of stockholders and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

        Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $220.5 million on December 31, 2014, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the public shares. Holders of our outstanding public warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. All of the holders of Boulevard shares issued prior to our initial public offering, which we refer to as "Founder Shares," have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, Boulevard Acquisition Sponsor, LLC, which we refer to as our "Sponsor," owns approximately 19.8% of our issued and outstanding shares of common stock, consisting of 99.0% of the Founder Shares.

        The transactions contemplated by the Purchase Agreement will be consummated only if (x) a majority of the outstanding shares of common stock of the Company that are voted at the special meeting of the stockholders are voted in favor of the Business Combination Proposal and (y) each of the Certificate Proposals and the election of the two directors designated by TDCC, and the election of the two directors mutually designated by TDCC and Boulevard to serve on Boulevard's board of directors, are approved. We have no specified maximum redemption threshold under our amended and restated certificate of incorporation. Each redemption of public shares by our public stockholders will decrease the amount in our trust account and increase the number of additional shares of Boulevard Common Stock that we would need to issue as part of the Transaction Consideration. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,010.

        Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed Business Combination and related transactions and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow & Co., LLC, at (800) 622-5200 (toll free) or (203) 658-9400.

By Order of the Board of Directors,
[•], 2015
Stephen S. Trevor President, Chief Executive Officer and Secretary

i

ii

Summary Term Sheet

        This Summary Term Sheet, together with the sections entitled "Questions and Answers About the Proposals for Stockholders" and "Summary of the Proxy Statement," summarize certain information contained in this proxy statement, but do not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the special meeting.

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  Boulevard is a blank check company incorporated on October 24, 2013 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. There currently are 27,562,500 shares of Boulevard Common Stock issued and outstanding, consisting of 22,050,000 shares originally sold as part of units in Boulevard's initial public offering and 5,512,500 Founder Shares that were issued to our Sponsor prior to Boulevard's initial public offering (a total of 55,125 founder shares of which were subsequently transferred to three Boulevard independent directors (adjusted to give effect to the February 2014 stock dividends)). Pursuant to the Subscription Agreements described below, in connection with the closing of the Transaction, Boulevard will issue and sell an aggregate of 4,878,048 newly issued shares of Boulevard Common Stock to five investors. In addition, there currently are 17,185,000 warrants of Boulevard outstanding, consisting of 11,025,000 warrants originally sold as part of units in Boulevard's initial public offering and 6,160,000 private placement warrants that were sold by Boulevard to our Sponsor in a private sale simultaneously with Boulevard's initial public offering. Each warrant entitles the holder thereof to purchase one share of our common stock at a price of $11.50 per share. The warrants will become exercisable 30 days after the completion of Boulevard's initial Business Combination, and expire at 5:00 p.m., New York City time, five years after the completion of Boulevard's initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, Boulevard may redeem the outstanding warrants (except as described herein with respect to the private placement warrants) in whole and not in part at a price of $0.01 per warrant, if the last sale price of Boulevard Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees. For more information about Boulevard and its securities, see the sections entitled "Information About Boulevard," "Boulevard Management's Discussion and Analysis of Financial Condition and Results of Operations," "Description of Securities" and "Risk Factors" beginning on pages 157, 170, 214 and 42, respectively.

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  The AgroFresh business is a global agricultural innovator in proprietary technologies that preserve the quality and value of fresh produce, including apples, pears, kiwifruit, avocados, and bananas, as well as flowers. AgroFresh has a strong, proven track record in apple storage solutions and is expanding its pre- and post-harvest applications with other varieties of produce. AgroFresh expects to continue to grow through strategic expansion of its core franchise, the development of a robust pipeline of high-value solutions that preserve the quality and value of fresh produce, and pursuing related, accretive acquisitions. For more information about AgroFresh, see the sections entitled "Information About AgroFresh," "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management After the Business Combination" beginning on pages 173, 191 and 209, respectively.

  •
  Pursuant to the Purchase Agreement, Boulevard will acquire all of the issued and outstanding shares of capital stock of AgroFresh from Rohm and Haas Company, a wholly-owned subsidiary of TDCC, so that AgroFresh becomes a wholly-owned subsidiary of Boulevard (the "Transaction" or the "Business Combination"). For more information about the transactions contemplated by the Purchase Agreement, see the section entitled "Proposal No. 1—Approval of the Business Combination" beginning on page 98. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

  •
  Pursuant to the Purchase Agreement, at the Closing, Boulevard will pay to TDCC $635 million (the "Cash Consideration"), subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17.5 million shares of Boulevard Common Stock as stock consideration (at a value of $10.00 per share); provided, further, that the aggregate value of such Cash Consideration and stock consideration shall be unchanged. In no event will TDCC be required to own more than 45% of the outstanding shares of the Boulevard Common Stock. In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. For more information about the value of the consideration to be paid by Boulevard in the Transaction, see "Unaudited Pro Forma Condensed Combined Financial Information," in particular Notes 1 and 3 on pages 81 and 82.

  •
  In connection with the Purchase Agreement, Boulevard has entered into a standby agreement with TDCC and Avenue Special Opportunities Fund II, L.P., an affiliate of our Sponsor (the "Standby Agreement"). Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, (such situation a "Cash Shortfall"), a $5 million execution fee under the Transition Services Agreement (as described below) that Boulevard is otherwise required to pay at Closing, or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued shares of Boulevard Common Stock at a purchase price of $10.00 per share (the "Standby Shares"), up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance of additional shares of Boulevard Common Stock, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay a commitment fee to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000 (the "Standby Fees").

    On May 22, 2015, Boulevard entered into separate subscription agreements (the "Subscription Agreements") with five investors (the "Private Placement Investors"), pursuant to which the Private Placement Investors will purchase, in connection with the closing of the Transaction, an aggregate of 4,878,048 newly issued shares of Boulevard Common Stock, for a purchase price of $10.25 per share for an aggregate purchase price of approximately $50 million. The purpose of the sale of these shares is to raise additional capital for use in connection with the Transaction and to fund the growth of the post-Transaction company. No fees or other compensation was paid or will be payable to any of the Private Placement Investors or any third parties in connection with the Subscription Agreements.

  •
  Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to a letter agreement regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement (the "Letter Agreement"). Pursuant to the Letter Agreement, Avenue Capital Management II, L.P., an affiliate of our Sponsor, has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

  •
  In connection with, and as a condition to the consummation of, the Transaction, Boulevard proposes to issue one share of Series A preferred stock of Boulevard ("Series A Preferred Stock") to TDCC. The holder of the share, voting as a separate class, will be entitled to appoint one director to the board of directors of Boulevard (the "Preferred Director") for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. The Series A Preferred Stock will not have any other rights.

  •
  In connection with, and as a condition to the consummation of, the Transaction, Boulevard, the Sponsor and TDCC propose to enter into a warrant purchase agreement (the "Warrant Purchase Agreement"). Pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, Boulevard shall purchase in the open market warrants issued in connection with Boulevard's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. If Boulevard has not purchased in the aggregate $10 million of warrants before the date that is nine months after the Closing, the Sponsor may sell to Boulevard private placement warrants it holds at $1.00 per private placement warrant to satisfy the obligation (such private placement warrants, together with all other warrants purchase under the Warrant Purchase Agreement, the "Purchased Warrants"). Pursuant to the Warrant Purchase Agreement, Boulevard shall issue to TDCC, no later than the date that is nine months after the Closing, warrants to purchase Boulevard Common Stock representing 66 2/3% of the Purchased Warrants at no cost to TDCC and on the same terms as the warrants issued in connection with Boulevard's initial public offering (the "TDCC Warrants"). In the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to Boulevard, at no cost to Boulevard, the number of warrants equal to one-half of the difference between (i) 6,000,000 and (ii) the number of TDCC Warrants issued by Boulevard to TDCC on or prior to such date (such difference between clauses (i) and (ii), the "Make-Up Warrant Amount") and (b) Boulevard will issue to TDCC, at no cost to TDCC, such number of additional TDCC Warrants equal to the Make-Up Warrant Amount.

  •
  In connection with, and as a condition to the consummation of, the Transaction, TDCC, AgroFresh and Boulevard propose to enter into the Tax Receivables Agreement. Pursuant to the Tax Receivables Agreement, Boulevard will pay to TDCC 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. While the amount and timing of any payments under the Tax Receivables Agreement will vary depending upon a number of factors, including the amount and timing of our income, we expect that during the anticipated term of the Tax Receivables Agreement the payments that we may make to TDCC could be substantial. In addition, payments under the Tax Receivables Agreement will give rise to additional tax benefits and therefore to additional potential payments under the Tax Receivables Agreement. The term of the Tax Receivables Agreement will commence at Closing and will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivables Agreement for an amount based on an agreed value of payments remaining to be made under the Tax Receivables Agreement.

  •
  In connection with, and as a condition to the consummation of, the Transaction, AgroFresh and TDCC propose to enter into a transition services agreement (the "Transition Services Agreement"), pursuant to which TDCC will provide AgroFresh with, among other things, certain marketing and sales, customer, information technology finance and other services for a limited period of time (ranging from six months to five years depending on the nature of such services) after the consummation of the Transaction, in exchange for the fees set forth in the Transition Services Agreement.

  •
  In connection with, and as a condition to the consummation of, the Transaction, Boulevard proposes to enter into an investor rights agreement by and among Boulevard, TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement, Avenue Special Opportunities Fund II, L.P. (the "Investor Rights Agreement"). Pursuant to the Investor Rights Agreement, any holder of Boulevard Common Stock that is party to the Investor Rights Agreement is entitled to demand that Boulevard register the resale of its securities subject to certain minimum requirements. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the Transaction. Boulevard is required to deliver financial statements and other information for each accounting period to those of TDCC and its subsidiaries that are holders of Boulevard Common Stock or other equity securities of the Company. The Investor Rights Agreement also provides that Boulevard will take all necessary action to (i) cause the Preferred Director (or a person designated by the Preferred Director) to be elected a member of the board of directors of each subsidiary of Boulevard and (ii) cause each of the two directors nominated to Boulevard's board of directors by TDCC pursuant to the terms of the Purchase Agreement to be a member of each committee of the board of directors of which the Preferred Director is not a member. The Investor Rights Agreement also provides that TDCC and the Initial Stockholders will agree not to transfer their shares of Boulevard Common Stock from the Closing until twelve months after the Closing, subject to limited exceptions, including that TDCC has the right to transfer its securities if, in its sole discretion, TDCC determines in good faith that its ownership percentage of Boulevard Common Stock and non-voting common stock of the Company would require TDCC to consolidate the results of operations and financial position of Boulevard and Boulevard has not engaged in transactions to reduce TDCC's ownership percentage within 20 business days. The Investor Rights Agreement supersedes all similar agreements relating to the right to register securities of Boulevard, and terminates any such agreements between Boulevard and the Initial Stockholders, such as the existing lock-up agreements between Boulevard and the Initial Stockholders.

  •
  In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor, our directors, officers or advisers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. None of the Sponsor, our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor, our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account.

  •
  It is anticipated that, upon completion of the Business Combination, Boulevard's existing stockholders, including our Sponsor and its affiliates, will own an ownership interest of approximately 55% of the outstanding common stock of the post-Transaction company, TDCC will own approximately 35% of the outstanding common stock of the post-Transaction company and the Private Placement Investors will own approximately 10% of the outstanding common stock of the post-Transaction company. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Purchase Agreement. These relative percentages assume that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. These percentages also do not take into account (i) the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the transactions contemplated by Warrant Purchase Agreement).

        The following table illustrates three scenarios of varying ownership levels based on the assumptions described above but assuming varying levels of redemptions by Boulevard stockholders:

	Scenario 1(1)		Scenario 2(2)		Scenario 3(3)
Boulevard existing stockholders (including 5,512,500 Founder Shares)	27,562,500	(55.2)%	24,562,500	(52.3)%	18,312,500	(39.2)%
TDCC	17,500,000	(35.0)%	17,500,000	(37.3)%	20,950,000	(44.9)%
Private Placement Investors	4,878,048	(9.8)%	4,878,048	(10.4)%	4,878,048	(10.5)%
Avenue Special Opportunities Fund II, L.P. or other standby purchasers	—	—%	—	—%	2,500,000	(5.4)%

(1)
Scenario 1—Reflects shares owned and ownership percentages (in parenthesis) if no shares of Boulevard Common Stock are redeemed.

(2)
Scenario 2—Reflects ownership percentages (in parenthesis) if three million shares of Boulevard Common Stock are redeemed ($30.0 million).

(3)
Scenario 3—Reflects ownership percentages (in parenthesis) if 9.25 million shares of Boulevard Common Stock are redeemed ($92.5 million). This scenario is assumed to result: (a) in Boulevard issuing an additional 2.5 million shares of Boulevard Common Stock to Avenue Special Opportunities Fund II, L.P. for cash consideration of $25 million pursuant to the Standby Agreement, and (b) a reduction in the cash amount payable to TDCC at closing by an aggregate additional $34.5 million and a corresponding increase by an aggregate additional 3.45 million in the number of shares of Boulevard Common Stock to be received by TDCC at the Closing pursuant to both the Standby Agreement and Section 2.3(a) of the Purchase Agreement. This scenario provides an illustration of the maximum number of shares of Boulevard Common Stock that can be redeemed without resulting in TDCC owning in excess of 45% of the total number of shares of Boulevard Common Stock outstanding. If shares in excess of 9.25 million are redeemed, TDCC would not be obligated to consummate the Transaction, as the closing condition under the Purchase Agreement that TDCC not hold in excess of 45% of all outstanding shares of Boulevard Common Stock would not be satisfied. However, if TDCC were to waive this closing condition, it is possible that the Transaction will be consummated even if more than 9.25 million shares are redeemed.

  See "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information.

  •
  Our management and board of directors considered various factors in determining whether to approve the Purchase Agreement and the transactions contemplated thereby, including that the value of the Business Combination is equal to at least 80% of the balance in the trust account (excluding deferred underwriting discounts and commissions of approximately $7.7 million payable to the underwriters of our initial public offering). For more information about our decision-making process, see the section entitled "Proposal No. 1—Approval of the Business Combination—Boulevard's Board of Directors' Reasons for the Approval of the Business Combination" beginning on page 122.

  •
  Pursuant to our amended and restated certificate of incorporation, in connection with the Business Combination, holders of our public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2014, this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the Company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the special meeting of stockholders. See the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders—Redemption Rights" beginning on page 96 for the procedures to be followed if you wish to redeem your shares for cash.

  •
  In addition to voting on the proposal to approve and adopt the Business Combination at the special meeting of stockholders, the stockholders of Boulevard will be asked to vote on seven proposals to approve and adopt amendments to Boulevard's amended and restated certificate of incorporation (subject to the Closing), a proposal to elect seven directors to the board of Boulevard (subject to the Closing), a proposal to adopt an equity incentive plan, and a proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for approval of one or more of the proposals presented at the special meeting. See the sections entitled "Proposal Nos. 2A to 2G—The Certificate Proposals," beginning on page 135, "Proposal No. 3—Election of Directors to the Board," beginning on page 144, "Proposal No. 4—Approval and Adoption of the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan," beginning on page 145, "Proposal No. 5—The Adjournment Proposal" beginning on page 156, and "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders" beginning on page 92.

  •
  Upon the Closing, our board of directors will consist of eight directors, seven of whom will be voted upon by our stockholders at the special meeting. If the Certificate Proposal is approved, the proposed certificate will continue the existing classified structure of the board of directors.

    In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy. See the sections entitled "Proposal No. 3—Election of Directors to the Board" and "Management After the Business Combination" on pages 144 and 209, respectively.

  •
  The Closing is subject to a number of conditions set forth in the Purchase Agreement including, among others, receipt of the requisite stockholder approval contemplated by this proxy statement. For more information about the closing conditions to the Business Combination, see the section entitled "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement" beginning on page 98.

  •
  The Purchase Agreement may be terminated at any time prior to the consummation of the Business Combination in specified circumstances. For more information about the termination rights under the Purchase Agreement, see the section entitled "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement" beginning on page 98.

  •
  The proposed Business Combination involves numerous risks. For more information about these risks, see the section entitled "Risk Factors" beginning on page 42.

  •
  In considering the recommendation of Boulevard's board of directors to vote for the proposals presented at the special meeting of stockholders, you should be aware that our executive officers and members of our board of directors have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally. The members of our board of directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:

  •
  the beneficial ownership of our Sponsor and certain of our directors of 5,512,500 shares of Boulevard Common Stock, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on July [    •    ], 2015;

  •
  the ownership of our Sponsor of the 6,160,000 private placement warrants to purchase shares of Boulevard Common Stock (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on July [    •    ], 2015;

  •
  the continuation of certain of our directors as directors (but not officers) of the Company;

  •
  the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

  •
  the terms and conditions of the Standby Agreement and the Letter Agreement.

Frequently Used Terms

        Unless otherwise stated or unless the context otherwise requires, the terms "we," "us," "our," the "Company" and "Boulevard" refer to Boulevard Acquisition Corp., and the terms "combined company" and "post-Transaction company" refer to Boulevard and AgroFresh together following the consummation of the Business Combination. For the avoidance of doubt, unless otherwise stated or the context otherwise requires, the AgroFresh financial information included in this proxy statement is the financial information of AgroFresh, prior to the consummation of the Transaction, as the Business has been historically conducted on an integrated basis by AgroFresh Inc. and through operations within other subsidiaries of TDCC globally. Such references coincide with the scope of the business audited in the historical carve-out financial statements of "The AgroFresh Business" included in this proxy statement.

        In this document:

        "2015 Plan" means the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan.

        "Adjournment Proposal" means a proposal to adjourn the special meeting of the stockholders of the Company to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote at such special meeting.

        "Affiliate" means, with respect to any specified person or entity, any other person or entity that, directly or indirectly, controls, is under common control with, or is controlled by, such specified person or entity; provided, however, that (a) the term "Affiliate" when used with respect to any seller shall not include the AgroFresh entities and (b) the term "Affiliate" when used with respect to Boulevard shall not include any seller or any Affiliate of any seller. The term "control" as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of such corporation, or with respect to any person or entity other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person or entity, whether through ownership of securities or partnership or other interests, by contract or otherwise. Notwithstanding anything to the contrary contained herein, the AgroFresh entities shall be deemed to be Affiliates of Boulevard with respect to the period from and after the Closing.

        "AgroFresh" means AgroFresh Inc., an Illinois corporation.

        "broker non-vote" means the failure of a Boulevard stockholder, who holds his or her shares in "street name" through a broker or other nominee, to give voting instructions to such broker or other nominee.

        "Boulevard" means Boulevard Acquisition Corp.

        "Boulevard Common Stock" means common stock, par value $0.0001 per share, of Boulevard.

        "Boulevard's existing stockholders" means the holders of Boulevard Common Stock immediately prior to the Closing and the closing of the purchase of Boulevard Common Stock by the Private Placement Investors consisting of the holders of the Founder Shares and the holders of the public shares.

        "Business" means the global business relating to (a) pre- and post-harvest applications of 1-methylcyclopropene to inhibit ethylene action in fruit, horticultural, ornamental, and agronomic crops and their products, including commercial activities associated with trademarks AgroFresh™, FreshStart™, SmartFresh™, SmartTabs™, Harvista™, Invinsa™, LandSpring™, RipeLock™, and EthylBloc™; (b) advisory services in connection with post-harvest technology and the use of advanced control technology and equipment for diagnostics and storage room monitoring of fresh produce, including commercial activities associated with the trademark AdvanStore™; and (c) research and development of one or more broad spectrum volatile antimicrobials to minimize post-harvest decay in agricultural crops, in each case as conducted by AgroFresh, both directly and through TDCC and its Affiliates, as of the date hereof.

        "Business Combination" and "Transaction" each mean the transactions contemplated by the Purchase Agreement.

        "Business Combination Proposal" means the proposal to approve and adopt the Purchase Agreement, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Purchase Agreement of a number of shares of Boulevard Common Stock that exceeds 20% of the number of shares of Boulevard Common Stock that is currently outstanding.

        "Capital Stock" means the capital stock or other equity securities of Boulevard.

        "Cash Consideration" means the cash portion of the Transaction Consideration which will be a maximum of $635 million but is subject to adjustment in accordance with the terms of the Purchase Agreement.

        "Certificate Proposals" means, collectively, the seven proposals to approve and adopt amendments to Boulevard's amended and restated certificate of incorporation, by means of the approval and adoption of the Company's second amended and restated certificate of incorporation, a copy of which is attached as Annex B to this proxy statement.

        "Citigroup" means Citigroup Global Markets Inc.

        "Closing" means the closing of the Transaction.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation Committee of the board of directors of the Company.

        "Company" means Boulevard Acquisition Corp.

        "Debt Commitment Letter" means the letter dated April 30, 2015, by and among Boulevard, Bank of Montreal, and BMO Capital Markets Corp.

        "DGCL" means the Delaware General Corporation Law, as amended.

        "Director Election Proposal" means the proposal to elect seven directors to serve on the Company's board of directors, subject to the Closing.

        "EBITDA" means earnings before interest, tax, depreciation and amortization as calculated in accordance with the Purchase Agreement; provided, however, that for purposes of the disclosure under "Risk Factors—Risks Related to AgroFresh's Separation from TDCC" and "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations", EBITDA shall mean as it is defined in "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Measures Used to Evaluate Financial Performance."

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Founder Earnout Shares" means the 1,378,125 Founder Shares subject to forfeiture by the Initial Stockholders (or their permitted transferees) on the fifth anniversary of the initial Business Combination, subject to certain restrictions.

        "Founder Shares" means the shares of Boulevard Common Stock issued prior to Boulevard's initial public offering, including the Founder Earnout Shares.

        "Incentive Plan Proposal" means the proposal to adopt the 2015 Plan.

        "Initial Stockholders" means the Sponsor, Robert J. Campbell, Joel Citron and Darren Thompson.

        "Investment Company Act" means the Investment Company Act of 1940, as amended.

        "Investor Rights Agreement" means the investor rights agreement proposed to be entered into by and among Boulevard, TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement, Avenue Special Opportunities Fund II, L.P., pursuant to the terms of the Purchase Agreement in connection with, and as a condition to the consummation of, the Transaction.

        "JOBS Act" means the Jumpstart Our Business Startups Act of 2012, as amended.

        "Letter Agreement" means the letter agreement, dated as of April 30, 2015, by and among Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC, as it may be amended from time to time.

        "NASDAQ" means The NASDAQ Stock Market.

        "PCAOB" means the Public Company Accounting Oversight Board.

        "Private Placement Warrants" means the 6,160,000 private placement warrants issued to the Sponsor, at a price of $1.00 per warrant, in a private placement that occurred simultaneously with the completion of Boulevard's initial public offering.

        "proposed certificate" means the second amended and restated certificate of incorporation of the Company being proposed for approval by the Company's stockholders, a copy of which is attached as Annex B to the proxy statement.

        "Prospectus" means the prospectus associated with the initial public offering.

        "public shares" means shares of Boulevard Common Stock issued in Boulevard's initial public offering.

        "public warrants" means the warrants issued in Boulevard's initial public offering, each of which is exercisable for one share of Boulevard Common Stock, in accordance with its terms.

        "Purchase Agreement" means the stock purchase agreement, dated as of April 30, 2015, by and between Boulevard and TDCC, as it may be amended from time to time.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Series A Preferred Stock" means the Series A preferred stock, par value $0.0001 per share, to be issued at the Closing pursuant to the terms of the Purchase Agreement.

        "Sponsor" means Boulevard Acquisition Sponsor, LLC.

        "Standby Agreement" means the standby agreement, dated as of April 30, 2015, by and among Boulevard, TDCC and Avenue Special Opportunities Fund II, L.P., as it may be amended from time to time.

        "Stock Consideration" means the shares of Boulevard Common Stock issuable as part of the Transaction Consideration, the amount of which is subject to adjustment in accordance with the terms of the Purchase Agreement.

        "Tax Receivables Agreement" means the tax receivables agreement proposed to be entered into by and among TDCC, AgroFresh and Boulevard pursuant to the terms of the Purchase Agreement in connection with, and as condition to the consummation of, the Transaction.

        "TDCC" means The Dow Chemical Company, a Delaware corporation.

        "Transaction Consideration" means the sum of the Cash Consideration and the Stock Consideration.

        "Transition Services Agreement" means the transition services agreement proposed to be entered into by and between TDCC and AgroFresh pursuant to the terms of the Purchase Agreement in connection with, and as a condition to the consummation of, the Transaction.

        "Trust Agreement" means the Investment Management Trust Agreement, dated February 12, 2014, between Boulevard and Continental Stock Transfer & Trust Company.

        "Trust Account" means the trust account with Continental Stock Transfer & Trust Company acting as trustee which holds a total of approximately $220.5 million.

        "Units" means the 22,050,000 units issued in connection with the Company's initial public offering, each of which consisted of one share of common stock of the Company, $0.0001 par value, and one-half of one warrant. Each whole warrant can be used to purchase one share of common stock of the Company.

        "Warrant Purchase Agreement" means the warrant purchase agreement proposed to be entered into by and among Boulevard, the Sponsor and TDCC pursuant to the terms of the Purchase Agreement in connection with, and as a condition to the consummation of, the Transaction.

Questions and Answers About the Proposals for Stockholders

        The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of stockholders, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to our stockholders. We urge stockholders to carefully read this entire proxy statement, including the annexes and the other documents referred to herein.

Q:
Why am I receiving this proxy statement?

A:
We have entered into the Purchase Agreement pursuant to which we will acquire from TDCC all of the issued and outstanding shares of capital stock of AgroFresh, with AgroFresh becoming a wholly-owned subsidiary of Boulevard. This agreement, as it may be amended, is referred to as the Purchase Agreement, and the transactions contemplated by this agreement are referred to as either the Transaction or the Business Combination. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

  Pursuant to the Purchase Agreement, at the Closing, Boulevard will pay to TDCC $635 million (the "Cash Consideration"), subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17.5 million shares of Boulevard Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration shall be unchanged. In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. In addition, pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, Boulevard shall purchase in the open market warrants issued in connection with Boulevard's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. Boulevard shall issue to TDCC, at no cost to TDCC, no later than the date that is nine months after the Closing, the TDCC Warrants, representing 66 2/3% of the Purchased Warrants. In the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the date that is nine months after the Closing, Boulevard will issue to TDCC, at no cost to TDCC, such number of additional TDCC Warrants equal to the Make-Up Warrant Amount. Each warrant entitles the holder to purchase one share of Boulevard Common Stock at a price of $11.50, subject to adjustment, at any time commencing 30 days after the Closing. The warrants expire five years after the Closing, or earlier upon redemption.

  Our stockholders are being asked to consider and vote upon a proposal to approve and adopt the Business Combination, including the Purchase Agreement and the transactions contemplated thereby, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Purchase Agreement of a number of shares of Boulevard Common Stock that exceeds 20% of the number of shares of Boulevard Common Stock that is currently outstanding, among other proposals.

  Our common stock, units and warrants are currently listed on The NASDAQ Capital Market, or NASDAQ, under the symbols "BLVD," "BLVDU" and "BLVDW," respectively. We intend to apply to continue the listing of our common stock and warrants on NASDAQ under the symbol "AGFS" and "AGFSW", respectively, upon the Closing. At the Closing, each unit will separate into its component consisting of one share of common stock and one-half warrant (each whole warrant entitling the holder thereof to purchase one share of our common stock).

  This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.

  Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:
What is being voted on at the special meeting?

A:
Below are proposals on which our stockholders are being asked to vote.

  Proposals for the Special Meeting of Stockholders

1.
To approve and adopt the Purchase Agreement and the transactions contemplated thereby, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Purchase Agreement of a number of shares of Boulevard Common Stock that exceeds 20% of the number of shares of Boulevard Common Stock that is currently outstanding (this proposal is referred to herein as the "Business Combination Proposal");

2.
To consider and vote upon seven proposals to amend the amended and restated certificate of incorporation of the Company to:

•
change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company;

•
authorize a class of non-voting common stock;

•
provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent;

•
require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office;

•
require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws;

•
elect for the Company not to be governed by Section 203 of the DGCL; and

•
adopt Delaware as the exclusive forum for certain stockholder litigation (these proposals are referred to herein collectively as the "Certificate Proposals");

3.
To elect seven directors to our board of directors, subject to the consummation of the Business Combination (this proposal is referred to herein as the "Director Election Proposal");

4.
To approve and adopt the 2015 Plan (this proposal is referred to herein as the "Incentive Plan Proposal"); and

5.
To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented at the special meeting of stockholders (this proposal is referred to herein as the "Adjournment Proposal"). This proposal will only be presented at the special meeting if there are not sufficient votes to approve one or more of the other proposals presented to stockholders for vote.

Q:
Are the proposals conditioned on one another?

A:
The Business Combination Proposal is conditioned on each of the Certificate Proposals and the Director Election Proposal, and each of the Certificate Proposals and the Director Election Proposal are conditioned on the Business Combination Proposal. The Incentive Plan Proposal is conditioned on the Business Combination Proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective and will only be presented at the special meeting if there are not sufficient votes to approve one or more of the other proposals. It is important for you to note that in the event that the Business Combination Proposal, any of the Certificate Proposals or the Director Election Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination. In addition, Boulevard has agreed that if the Purchase Agreement is terminated for any reason other than for TDCC's uncured breach, Boulevard will not, among other things, consummate a business combination transaction with another party. If we do not consummate the Business Combination and fail to complete an initial business combination by February 19, 2016, we will be required to dissolve and liquidate our trust account.

Q:
Why is Boulevard proposing the Business Combination Proposal?

A:
We were organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We are not limited to any particular industry or sector.

  We received $220.5 million of proceeds from our initial public offering which was on February 19, 2014. The proceeds of our initial public offering and the private placement of the private placement warrants was placed in a trust account immediately following the initial public offering and, in accordance with our amended and restated certificate of incorporation, will be released upon the consummation of the Business Combination. See the question entitled "What happens to the funds held in the Trust Account upon consummation of the Business Combination?"

  There currently are 27,562,500 shares of our common stock issued and outstanding, consisting of 22,050,000 shares originally sold as part of units in Boulevard's initial public offering and 5,512,500 founder shares that were issued to our Sponsor prior to Boulevard's initial public offering (of which 55,125 founder shares were subsequently transferred to three Boulevard independent directors (adjusted to give effect to the February 2014 stock dividends). In addition, there currently are 17,185,000 warrants of Boulevard outstanding, consisting of 11,025,000 warrants originally sold as part of units in Boulevard's initial public offering and 6,160,000 private placement warrants that were sold by Boulevard to our Sponsor in a private sale simultaneously with Boulevard's initial public offering. Each warrant entitles the holder thereof to purchase one share of our common stock at a price of $11.50 per share. The warrants will become exercisable 30 days after the completion of Boulevard's initial Business Combination, and expire at 5:00 p.m., New York City time, five years after the completion of Boulevard's initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, Boulevard may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants) in whole and not in part at a price of $0.01 per warrant, if the last sale price of Boulevard Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period. The Private Placement Warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.

  Under our amended and restated certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote.

  NASDAQ Listing Rule 5635(a) requires shareholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of shares of common stock or the voting power outstanding before the transaction, and NASDAQ Listing Rule 5635(b) requires stockholder approval where the issuance of securities will result in a change of control. We intend to issue approximately 17,500,000 shares of our common stock, or approximately 63.5% of our 27,562,500 currently outstanding shares of common stock, in the Business Combination (assuming no redemptions of our public shares and no additional issuances of our common stock). Therefore, we are required to obtain the approval of our stockholders under both NASDAQ Listing Rules 5635(a) and 5635(b).

Q:
Who is AgroFresh?

A:
The AgroFresh business is a global agricultural innovator in proprietary technologies that preserve the quality and value of fresh produce, including apples, pears, kiwifruit, avocados, and bananas, as well as flowers. AgroFresh has a strong, proven track record in apple storage solutions and is expanding its pre- and post-harvest applications with other varieties of produce. If the Business Combination Proposal is approved and the Transaction is consummated, the business of AgroFresh will become the business of the Company.

Q:
What will happen in the Business Combination?

A:
At the Closing, Boulevard will acquire all of the issued and outstanding shares of common stock of AgroFresh, resulting in AgroFresh becoming a wholly-owned subsidiary of Boulevard. As a result of the Transaction, TDCC will become a stockholder of Boulevard and the name of the Company will be changed to AgroFresh Solutions, Inc.

Q:
What equity stake will current Boulevard stockholders and TDCC hold in the Company after the Closing?

A:
It is anticipated that, upon completion of the Business Combination, Boulevard's existing stockholders, including our Sponsor and its affiliates, will own an ownership interest of approximately 55% of the post-Transaction company, TDCC will own approximately 35% of the outstanding common stock of the post-Transaction company and the Private Placement Investors will own approximately 10% of the outstanding common stock of the post-Transaction company. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Purchase Agreement. These relative percentages assume that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. These percentages also do not take into account (i) the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the Warrant Purchase Agreement).

  The following table illustrates three scenarios of varying ownership levels based on the assumptions described above but assuming varying levels of redemptions by Boulevard stockholders:

	Scenario 1(1)		Scenario 2(2)		Scenario 3(3)
Boulevard existing stockholders (including 5,512,500 Founder Shares)	27,562,500	(55.2)%	24,562,500	(52.3)%	18,312,500	(39.2)%
TDCC	17,500,000	(35.0)%	19,875,000	(37.3)%	20,950,000	(44.9)%
Private Placement Investors	4,878,048	(9.8)%	4,878,048	(164)%	4,878,048	(10.5)%
Avenue Special Opportunities Fund II, L.P. or other standby purchasers	—	—	—	—%	2,500,000	(5.4)%

(1)
Scenario 1—Reflects shares owned and ownership percentages (in parenthesis) if no shares of Boulevard Common Stock are redeemed.

(2)
Scenario 2—Reflects ownership percentages (in parenthesis) if three million shares of Boulevard Common Stock are redeemed ($30.0 million).

(3)
Scenario 3—Reflects ownership percentages (in parenthesis) if 9.25 million shares of Boulevard Common Stock are redeemed ($92.5 million). This scenario is assumed to result: (a) in Boulevard issuing an additional 2.5 million shares of Boulevard Common Stock to Avenue Special Opportunities Fund II, L.P. for cash consideration of $25 million pursuant to the Standby Agreement, and (b) a reduction in the cash amount payable to TDCC at closing by an aggregate additional $34.5 million and a corresponding increase by an aggregate additional 3.45 million in the number of shares of Boulevard Common Stock to be received by TDCC at the Closing pursuant to both the Standby Agreement and Section 2.3(a) of the Purchase Agreement. This scenario provides an illustration of the maximum number of shares of Boulevard Common Stock that can be redeemed without resulting in TDCC owning in excess of 45% of the total number of shares of Boulevard Common Stock outstanding. If shares in excess of 9.25 million are redeemed, TDCC would not be obligated to consummate the Transaction, as the closing condition under the Purchase Agreement that TDCC not hold in excess of 45% of all outstanding shares of Boulevard Common Stock would not be satisfied. However, if TDCC were to waive this closing condition, it is possible that the Transaction will be consummated even if more than 9.25 million shares are redeemed.

  See "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information.

Q:
Why are we proposing to authorize a class of non-voting common stock?

A:
Pursuant to the terms of the Investor Rights Agreement to be entered into at the Closing, TDCC will have the right to elect to convert all or any portion of its shares of Boulevard Common Stock into a like number of shares of the non-voting common stock to be authorized if the Certificate Proposal is approved. The terms of the non-voting common stock shall be identical in all respects to the Boulevard Common Stock except that, only for so long as the non-voting common stock is held by TDCC or its subsidiaries, such shares of non-voting common stock shall have no right to vote on any matter on which holders of Boulevard Common Stock are entitled to vote. While TDCC will have the right to convert some or all of its shares of Boulevard Common Stock into shares of non-voting common stock for any or no reason, some of the reasons that TDCC might elect to do so include to ensure that TDCC would not be required to consolidate the results of operations and financial position of Boulevard for financial statements reporting purposes, or to reduce compliance burdens for TDCC or Boulevard associated with U.S. or foreign laws relating to the regulation of competition or similar matters.

Q:
Who will be the officers and directors of the Company if the Transaction is consummated?

A:
Boulevard expects that the executive officers of AgroFresh prior to the consummation of the Transaction will become executive officers of Boulevard following the Transaction. In particular, it is expected that Thomas D. Macphee will serve as Chief Executive Officer, Stan Howell will serve as President, Peter Vriends will serve as Head of Europe, Middle East, Africa and Asia, Scott Harker will serve as Head of North America, Australia and New Zealand and Mark Zettler will serve as Vice President, R&D and Regulatory Affairs.

  In addition, after the Transaction, if management's nominees are elected, the directors of the Company will be Robert J. Campbell, Nance K. Dicciani, Gregory M. Freiwald, Torsten Kraef, Thomas D. Macphee, Derek Murphy, Stephen S. Trevor and [    •    ]. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy. See the sections entitled "Proposal No. 3—Election of Directors to the Board of Directors" and "Management After the Business Combination" for additional information.

Q:
Will Boulevard obtain new financing in connection with the Business Combination?

A:
We expect that a portion of the Cash Consideration will be funded from debt financing of up to $425 million to be provided to AgroFresh, as the borrower, that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to a Debt Commitment Letter, dated April 30, 2015, by and among Boulevard, Bank of Montreal, and BMO Capital Markets Corp.

Q:
Is the Transaction the first step in a "going-private" transaction?

A:
The Company does not intend for the Transaction to be the first step in a "going-private" transaction. One of the primary purposes of the Business Combination is to provide a platform for AgroFresh to access the U.S. public markets.

Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Purchase Agreement, including that our stockholders have approved and adopted the Purchase Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement."

Q:
Why is Boulevard proposing the Certificate Proposals?

A:
The seven Certificate Proposals that we are asking our stockholders to approve in connection with the Business Combination consist of the following amendments to our amended and restated certificate of incorporation, each of which would be effected by the filing of the proposed certificate: (i) Proposal 2A—to change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company; (ii) Proposal 2B—to authorize a class of non-voting common stock; (iii) Proposal 2C—to provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent; (iv) Proposal 2D—to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office; (v) Proposal 2E—to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws; (vi) Proposal 2F—to elect for the Company not to be governed by Section 203 of the DGCL; and (vii) Proposal 2G—to adopt Delaware as the exclusive forum for certain stockholder litigation.

Q:
Why is Boulevard proposing the Director Election Proposal?

A:
Boulevard proposes that the board of directors of the post-Transaction Company will initially consist of eight members, seven of which will be divided into three classes, with each class having a term of three years and that the stockholders elect the following director nominees: Robert J. Campbell, Nance K. Dicciani, Gregory M. Freiwald, Thomas D. Macphee, Derek Murphy, Stephen S. Trevor and [    •    ]. Pursuant to the Purchase Agreement, TDCC has the right to designate two individuals to be nominated for election at the special meeting to serve as independent Class III directors. In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board of directors for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. Only TDCC, as the holder of the Series A preferred stock, will have the right to appoint the Preferred Director; other stockholders will have no right to vote upon the election of the Preferred Director. The Preferred Director shall serve until such director's successor shall have been duly elected and qualified by the holder of the Series A preferred stock, or until TDCC is no longer entitled to appoint the Preferred Director, whichever occurs earlier, subject to the Preferred Director's earlier death, resignation or retirement (in which case the holder of the Series A preferred stock would have the right to appoint a new Preferred Director). See the sections entitled "Proposal No. 3—Election of Directors to the Board of Directors" and "Management After the Business Combination" for additional information.

Q:
What rights will TDCC have after the Closing to appoint or designate directors of the post-Transaction company?

A:
After the election of directors at the special meeting and the Closing, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially owns 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. Future nominees to the board of the post-Transaction company (other than the Preferred Director), will be selected by the nominating committee of the post-Transaction company.

Q:
Why is Boulevard proposing the Incentive Plan Proposal?

A:
The purpose of the 2015 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, officers, directors and individual consultants cash and stock-based incentive awards in order to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders.

Q:
What happens if I sell my shares of Boulevard Common Stock before the special meeting of stockholders?

A:
The record date for the special meeting of stockholders will be earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of Boulevard Common Stock after the record date, but before the special meeting of stockholders, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting of stockholders.

Q:
What vote is required to approve the proposals presented at the special meeting of stockholders?

A:
The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of holders of a majority of the shares of our common stock that are voted at the special meeting of stockholders. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting, or the failure of a Boulevard stockholder who holds his or her shares in "street name" through a broker or other nominee to give voting instructions to such broker or other nominee (a "broker non-vote") will have no effect on the outcome of any vote on the Business Combination Proposal or the Incentive Plan Proposal.

  The approval of each of the Certificate Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting or a broker non-vote will have the same effect as a vote "AGAINST" a Certificate Proposal.

  Directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of directors.

  The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Accordingly, abstentions will have the same effect as a vote "AGAINST" the Adjournment Proposal, while a broker non-vote and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:
May Boulevard or the Sponsor, Boulevard's directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, we may privately negotiate transactions to purchase shares after the Closing from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account without the prior written consent of TDCC. None of the Sponsor, our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor, our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account. The purpose of these purchases would be to increase the Cash Consideration paid in the Transaction.

Q:
How many votes do I have at the special meeting of stockholders?

A:
Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of the record date. As of the close of business on the record date, there were 27,562,500 outstanding shares of our common stock.

Q:
What constitutes a quorum at the special meeting of stockholders?

A:
Holders of a majority in voting power of the Company's common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have power to adjourn the special meeting.

  As of the record date for the special meeting, 13,781,251 shares of our common stock would be required to achieve a quorum.

Q:
How will Boulevard's Sponsor, directors and officers vote?

A:
In connection with our initial public offering, we entered into agreements with our Sponsor, our independent directors and our executive officers, pursuant to which each agreed to vote his, her or its Founder Shares and any other shares acquired during and after the initial public offering in favor of the Business Combination Proposal. Neither our founders nor our directors or officers have purchased any shares during or after our initial public offering and neither we nor our Sponsor, directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares. Currently, our Sponsor owns approximately 19.8% of our issued and outstanding shares of common stock, consisting of 99.0% of the Founder Shares.

Q:
What interests do Boulevard's current officers and directors have in the Business Combination?

A:
Our directors and executive officers may have interests in the Business Combination that are different from, in addition to or in conflict with, yours. These interests include:

•
the beneficial ownership of our Sponsor and certain of our directors of 5,512,500 shares of Boulevard Common Stock, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on July [    •    ], 2015;

•
the ownership of our Sponsor of the 6,160,000 private placement warrants to purchase shares of Boulevard Common Stock currently (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on July [    •    ], 2015;

•
the continuation of certain of our directors as directors (but not officers) of the Company;

•
the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

•
the terms and conditions of the Standby Agreement and the Letter Agreement.

  Further, all of the shares of Boulevard Common Stock currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption, and the private placement warrants that are held by our Sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares and warrants.

  These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.

Q:
Did Boulevard's board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination?

A:
Boulevard's board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Transaction. Boulevard's board of directors believe that based upon the financial skills and background of its directors, it was qualified to conclude that the business combination was fair from a financial perspective to its stockholders. The board of directors also determined, without seeking a valuation from a financial advisor, that AgroFresh's fair market value was at least 80% of Boulevard's net assets (excluding deferred underwriting discounts and commissions). Accordingly, investors will be relying on the judgment of Boulevard's board of directors as described above in valuing the AgroFresh business, and assuming the risk that the board of directors may not have properly valued such business.

Q:
What happens if the Business Combination Proposal is not approved?

A:
If the Business Combination Proposal is not approved and we do not consummate a business combination by February 19, 2016, we will be required to dissolve and liquidate our trust account. Boulevard has agreed that if the Purchase Agreement is terminated for any reason other than for TDCC's uncured breach, Boulevard will not, among other things, consummate a business combination transaction with another party.

Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you may redeem your public shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, upon the consummation of the Business Combination. The per-share amount we will distribute to holders who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters of our initial public offering if the Transaction is consummated. Holders of our outstanding public warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. All of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the trust account of approximately $220.5 million on December 31, 2014, the estimated per share redemption price would have been approximately $10.00. This is equal to the $10.00 initial public offering price of Boulevard's units. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, holders of such shares will only be entitled to a pro rata portion of the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses) in connection with the liquidation of the trust account.

Q.
Is there a limit on the number of shares I may redeem?

A:
A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a "group" (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of public shares of common stock. Accordingly, all shares in excess of 20% owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 20% of the public shares of common stock may redeem all of the public shares held by him for cash.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Boulevard Common Stock for or against the Business Combination Proposal. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on [    •    ], 2015 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question "Who can help answer my questions?" below. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

  A physical stock certificate will not be needed if your stock is delivered to our transfer agent electronically. In order to obtain a physical stock certificate, a stockholder's broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

  Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question "Who can help answer my questions?"

Q:
What are the federal income tax consequences of exercising my redemption rights?

A:
Boulevard stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of Boulevard Common Stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Boulevard Common Stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. See the section entitled "Material U.S. Federal Income Tax Considerations."

Q:
If I am a Boulevard warrantholder, can I exercise redemption rights with respect to my warrants?

A:
No. There are no redemption rights with respect to our warrants.

Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
No. There are no appraisal rights available to holders of Boulevard Common Stock in connection with the Business Combination.

Q:
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:
If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) Boulevard stockholders who properly exercise their redemption rights, (ii) an estimated $23 million (but in no event more than $23 million) of certain fees, costs and expenses (including $7.7 million of deferred underwriting compensation to the underwriters of our initial public offering, regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company or AgroFresh in connection with the transactions contemplated by the Business Combination, and (iii) cash consideration pursuant to the Purchase Agreement. Any additional funds available for release from the Trust Account will be used for general corporate purposes of the Company following the Business Combination.

Q:
What happens if the Business Combination is not consummated?

A:
There are certain circumstances under which the Purchase Agreement may be terminated. See the section entitled "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement" for information regarding the parties' specific termination rights.

  Boulevard has agreed that if the Purchase Agreement is terminated for any reason other than for TDCC's uncured breach, Boulevard will not, among other things, consummate a business combination transaction with another party. If, as a result of the termination of the Purchase Agreement or otherwise, we are unable to complete a business combination by February 19, 2016, our amended and restated certificate of incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. See the section entitled "Risk Factors—If we are unable to effect a business combination by February 19, 2016, we will be forced to liquidate and the warrants will expire worthless" and "—If we are forced to liquidate, our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them." Holders of our Founder Shares have waived any right to any liquidation distribution with respect to those shares.

  In the event of liquidation, there will be no distribution with respect to Boulevard's outstanding warrants. Accordingly, the warrants will expire worthless.

Q:
When is the Business Combination expected to be completed?

A:
It is currently anticipated that the Business Combination will be consummated promptly following the special meeting of stockholders, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived.

  For a description of the conditions to the completion of the Business Combination, see the section entitled "Proposal No. 1—Approval of the Business Combination."

Q:
What do I need to do now?

A:
You are urged to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of our common stock on June 22, 2015, the record date for the special meeting of stockholders, you may vote with respect to the applicable proposals: (1) in person at the special meeting of stockholders; (2) by calling the toll-free number specified on the enclosed proxy card and following the instructions when prompted; (3) by accessing the Internet website specified on the enclosed proxy card and following the instructions provided to you; or (4) by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting of stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting of stockholders, we will count a properly executed proxy marked "ABSTAIN" with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have no effect on the Business Combination Proposal, the Director Election Proposal or the Incentive Plan Proposal. A failure to vote or an abstention will have the same effect as a vote "AGAINST" each of the Certificate Proposals, while only an abstention (and not a failure to vote) will have the same effect as a vote "AGAINST" the Adjournment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:
If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully and, if you are a holder of record, vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a "broker non-vote." Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares or warrants, as applicable in accordance with directions you provide.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. If you are a holder of record you may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting of stockholders, or attending the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Boulevard will pay the cost of soliciting proxies for the special meeting. Boulevard has engaged Morrow & Co., LLC to assist in the solicitation of proxies for the special meeting. Boulevard has agreed to pay Morrow & Co., LLC a fee of $32,500. Boulevard will reimburse Morrow & Co., LLC for reasonable out-of-pocket expenses and will indemnify Morrow & Co., LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Boulevard also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Boulevard Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Boulevard Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

  Stephen S. Trevor
  Boulevard Acquisition Corp.
  399 Park Avenue, 6th Floor
  New York, NY 10022
  Tel: (212) 905-2888
  Email: info@boulevardacq.com

  You may also contact our proxy solicitor at:

  Morrow & Co., LLC
  470 West Avenue—3rd Floor
  Stamford, CT 06902
  Toll free: (800) 662-5200
  Tel: (203) 658-9400
  Email: blvd.info@morrowco.com

  To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

  You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."

  If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent prior to 4:30 P.M., New York time, on the second business day prior to the special meeting of stockholders. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Summary of the Proxy Statement

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled "Where You Can Find More Information" beginning on page 233.

        Unless otherwise specified, all share calculations (i) assume no exercise of redemption rights by Boulevard's public stockholders, (ii) assume 17,500,000 shares of Boulevard Common Stock are issued in the Transaction (iii) do not include any shares of Boulevard Common Stock issuable upon exercise of Boulevard's warrants, and (iv) do not take into account the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination.

Parties to the Transaction

Boulevard

        Boulevard is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving Boulevard and one or more businesses.

        Boulevard is a Delaware corporation formed in 2013. Its securities are traded on NASDAQ under the ticker symbols "BLVD," "BLVDW" and "BLVDU." We intend to apply to continue the listing of our common stock and warrants on The NASDAQ Stock Market under the symbols "AGFS" and "AGFSW", respectively, following the Closing. At the Closing, each unit will separate into its component consisting of one share of common stock and one-half warrant (each whole warrant entitling the holder thereof to purchase one share of our common stock).

        The mailing address of Boulevard's principal executive office is 399 Park Avenue, 6th Floor, New York, New York 10022.

TDCC

        TDCC's integrated, market-driven, industry-leading portfolio of specialty chemical, advanced materials, agrosciences and plastics businesses delivers a broad range of technology-based products and solutions to customers in approximately 180 countries and in high growth sectors such as packaging, electronics, water, coatings and agriculture. TDCC's net sales for the year ended December 31, 2014 were $58.2 billion and for the three months ended March 31, 2015 were $12.4 billion. At March 31, 2015, TDCC employed approximately 52,200 people worldwide. TDCC's more than 6,000 product families are manufactured at 201 sites in 35 countries across the globe. If the Transaction is consummated, Boulevard and its stockholders will not acquire shares of, or any other interest in, TDCC, as a result of the Transaction.

AgroFresh

        AgroFresh is a global agricultural innovator in proprietary technologies that preserve the quality and value of fresh produce, including apples, pears, kiwifruit, avocados, and bananas, as well as flowers. AgroFresh has a strong, proven track record in apple storage solutions and is expanding its pre- and post-harvest applications with other varieties of produce. AgroFresh expects to continue to grow through strategic expansion of its core franchise, the development of a robust pipeline of high-value solutions that preserve the quality and value of fresh produce, and pursuing related, accretive acquisitions.

Transaction (Page 98)

        Pursuant to the terms of the Purchase Agreement, we will acquire from Rohm and Haas Company, a wholly owned subsidiary of TDCC, all of the issued and outstanding shares of capital stock of AgroFresh, with AgroFresh becoming a wholly-owned subsidiary of Boulevard. For more information about the transactions contemplated by the Purchase Agreement, which is referred to herein as the "Business Combination," see the section entitled "Proposal No. 1—Approval of the Business Combination" beginning on page 98. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

Consideration to TDCC in the Business Combination

        Pursuant to the terms of the Purchase Agreement, we will acquire from TDCC all of the issued and outstanding shares of capital stock of AgroFresh, with AgroFresh becoming a wholly-owned subsidiary of Boulevard. Pursuant to the Purchase Agreement, at the Closing, Boulevard will pay to TDCC the Cash Consideration of $635 million, subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17.5 million shares of Boulevard Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration shall be unchanged. In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. In addition, pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, Boulevard shall purchase in the open market warrants issued in connection with Boulevard's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. Boulevard shall issue to TDCC, at no cost to TDCC, no later than the date that is nine months after the Closing, the TDCC Warrants, representing 66 2/3% of the Purchased Warrants. In the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the date that is nine months after the Closing, Boulevard will issue to TDCC, at no cost to TDCC, such number of additional TDCC Warrants equal to the Make-Up Warrant Amount. Each warrant entitles the holder to purchase one share of Boulevard Common Stock at a price of $11.50, subject to adjustment, at any time commencing 30 days after the Closing. The warrants expire five years after the Closing, or earlier upon redemption.

Redemption Rights (Page 128)

        Pursuant to our amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2014, this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of Boulevard Common Stock for cash and will no longer own shares of Boulevard Common Stock. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. See the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Boulevard Shares to be Issued in the Business Combination (Page 127)

        It is anticipated that, upon completion of the Business Combination, Boulevard's existing stockholders, including our Sponsor and its affiliates, will own an ownership interest of approximately 55% of the post-Transaction company, and TDCC will own approximately 35% of the outstanding common stock of the post-Transaction company and the Private Placement Investors will own approximately 10% of the outstanding common stock of the post-Transaction company. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Purchase Agreement. These relative percentages assume that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. These percentages also do not take into account (i) the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the Warrant Purchase Agreement).

        The following table illustrates three scenarios of varying ownership levels based on the assumptions described above but assuming varying levels of redemptions by Boulevard stockholders:

	Scenario 1(1)		Scenario 2(2)		Scenario 3(3)
Boulevard existing stockholders (including 5,512,500 Founder Shares)	27,562,500	(55.2)%	24,562,500	(52.3)%	18,312,500	(39.2)%
TDCC	17,500,000	(35.0)%	17,500,000	(37.3)%	20,950,000	(44.9)%
Private Placement Investors	4,878,048	(9.8)%	4,878,048	(10.4)%	4,878,048	(10.5)%
Avenue Special Opportunities Fund II, L.P. or other standby purchasers	—	—%	—	—%	2,500,000	(5.4)%

(1)
Scenario 1—Reflects shares owned and ownership percentages (in parenthesis) if no shares of Boulevard Common Stock are redeemed.

(2)
Scenario 2—Reflects ownership percentages (in parenthesis) if three million shares of Boulevard Common Stock are redeemed ($30.0 million).

(3)
Scenario 3—Reflects ownership percentages (in parenthesis) if 9.25 million shares of Boulevard Common Stock are redeemed ($92.5 million). This scenario is assumed to result: (a) in Boulevard issuing an additional 2.5 million shares of Boulevard Common Stock to Avenue Special Opportunities Fund II, L.P. for cash consideration of $25 million pursuant to the Standby Agreement, and (b) a reduction in the cash amount payable to TDCC at closing by an aggregate additional $34.5 million and a corresponding increase by an aggregate additional 3.45 million in the number of shares of Boulevard Common Stock to be received by TDCC at the Closing pursuant to both the Standby Agreement and Section 2.3(a) of the Purchase Agreement. This scenario provides an illustration of the maximum number of shares of Boulevard Common Stock that can be redeemed without resulting in TDCC owning in excess of 45% of the total number of shares of Boulevard Common Stock outstanding. If shares in excess of 9.25 million are redeemed, TDCC would not be obligated to consummate the Transaction, as the closing condition under the Purchase Agreement that TDCC not hold in excess of 45% of all outstanding shares of Boulevard

  Common Stock would not be satisfied. However, if TDCC were to waive this closing condition, it is possible that the Transaction will be consummated even if more than 9.25 million shares are redeemed.

          See "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information.

  Acquisition Financing (Page 129)

          We expect that a portion of the Cash Consideration will be funded from debt financing of up to $425 million to be provided to AgroFresh, as the borrower, that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to a Debt Commitment Letter, dated April 30, 2015, by and among Boulevard, Bank of Montreal, and BMO Capital Markets Corp. The Debt Commitment Letter contemplates that the lenders will provide a senior secured term loan facility in the aggregate principal amount of $425 million, as well as a $25 million senior secured revolving credit facility for use for working capital purposes after the Closing. The term loan facility will mature on the sixth anniversary of the Closing, and will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the term loan facility with the balance payable on the maturity date. The revolving credit facility will mature and terminate on the fourth anniversary of the Closing. The Debt Commitment Letter terminates automatically upon the earliest to occur of October 1, 2015 if the Closing does not occur on or before such date, the termination of the Purchase Agreement in accordance with its terms, and the occurrence of the Closing without the use of the debt facilities contemplated by the Debt Commitment Letter. The availability of the debt facilities contemplated by the Debt Commitment Letter is subject to certain conditions described on page 129. There is a risk that one or more of the conditions to the debt facilities will not be satisfied and that the debt facilities may not be funded when required.

          In addition, in connection with the Purchase Agreement, Boulevard has entered into the Standby Agreement with TDCC and Avenue Special Opportunities Fund II, L.P., an affiliate of our Sponsor. Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard has a Cash Shortfall, meaning that it does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, a $5 million execution fee under the Transition Services Agreement that Boulevard is otherwise required to pay at Closing or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued Standby Shares of Boulevard Common Stock at a purchase price of $10.00 per share, up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance of additional shares of Boulevard Common Stock, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay the Standby Fees to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000.

          Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to the Letter Agreement regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement. Pursuant to the Letter Agreement, Avenue Capital Management II, L.P. has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

  Board of Directors of Boulevard Following the Business Combination (Page 127)

          Boulevard proposes that the board of directors of the Company will initially have eight members, seven of which will be divided into three classes, with each class having a term of three years and that the stockholders elect the following director nominees: Robert J. Campbell, Nance K. Dicciani, Gregory M. Freiwald, Thomas D. Macphee, Derek Murphy, Stephen S. Trevor and [    •    ]. See the sections entitled "Proposal No. 3—Election of Directors to the Board" and "Management After The Business Combination" for additional information. In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy.

  Adoption of Second Amended and Restated Certificate of Incorporation (Page 135)

          Upon the closing of the Business Combination, our amended and restated certificate of incorporation will be amended promptly to:

  •
  change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company;

  •
  authorize a class of non-voting common stock;

  •
  provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent;

  •
  require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office;

  •
  require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws;

  •
  elect for the Company not to be governed by Section 203 of the DGCL; and

  •
  adopt Delaware as the exclusive forum for certain stockholder litigation.

        See the section entitled "Proposal Nos. 2A to 2G—The Certificate Proposals" for additional information.

Adoption of 2015 Plan

        The Company's board of directors has unanimously approved and adopted the 2015 Plan, and has unanimously approved and recommended that Boulevard's stockholders approve and adopt the 2015 Plan. The purpose of the 2015 Plan will be to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, officers, directors and individual consultants cash and stock-based incentive awards in order to attract, retain and reward these individuals and strengthen the mutuality of interests between them and Boulevard stockholders. The 2015 Plan provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards, other cash-based compensation and performance awards. Directors, officers and other employees of the Company and its subsidiaries and affiliates, as well as others performing consulting or advisory services for the Company, will be eligible for grants under the 2015 Plan. Generally, all classes of employees will be eligible to participate in the 2015 Plan. The aggregate number of shares of common stock which may be issued or used for reference purposes under the 2015

Plan or with respect to which awards may be granted may not exceed [    •    ]% of the Company's outstanding common stock following the completion of the Business Combination.

Accounting Treatment

        The Business Combination will be accounted for as a business combination under the scope of the Financial Accounting Standards Board's Accounting Standards Codification 805, Business Combinations, or ASC 805. Pursuant to ASC 805, as Boulevard has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances:

  •
  Boulevard pays cash and equity consideration for all of the equity in AgroFresh; and

  •
  the existing stockholders of Boulevard retain relatively more voting rights in the combined company than TDCC.

        A preponderance of the evidence discussed above supports the conclusion that Boulevard is the accounting acquirer in Business Combination.

        AgroFresh constitutes a business, with inputs, processes, and outputs. Accordingly, the acquisition of AgroFresh by Boulevard constitutes the acquisition of a business for purposes of ASC 805 that will be accounted for using the acquisition method.

        Under the acquisition method, the acquisition-date fair value of the purchase price paid by Boulevard to affect the Business Combination is allocated to the assets acquired and the liabilities assumed based on their estimated fair values, with any excess purchase price being recorded as goodwill. Management of Boulevard has made significant estimates and assumptions in determining the preliminary allocation of the gross purchase price transferred in the unaudited pro forma condensed combined financial statements. As the unaudited pro forma condensed combined financial statements have been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

        Under ASC 805, acquisition-related costs (such as advisory, legal, valuation and other professional fees) that are non-recurring are expensed. Boulevard expects to incur approximately $12.9 million of non-recurring acquisition-related costs in connection with the Business Combination.

Appraisal Rights (Page 130)

        Appraisal rights are not available to our stockholders in connection with the Business Combination.

Reasons for the Business Combination

        We were organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have sought to capitalize on the contacts and sources of our management team to identify, acquire and operate a business, although we are not limited to a particular industry or sector.

        In particular, our board of directors considered the following positive factors, although not weighted or in any order of significance:

  •
  The potential for the post-Transaction company to be a compelling platform for further investments in the Agricultural Chemicals space, drawing on favorable macro dynamics driven by global food demand growth, and/or for further investment elsewhere in the Specialty Chemicals space;

  •
  AgroFresh has a skilled management team with a strong sales culture;

  •
  AgroFresh management's belief that the current market position of SmartFresh™ will continue, based on several factors including the following:

  •
  The SmartFresh business has developed into a service business, providing growers and packers with highly valuable guidance and solutions with respect to storage and preservation of freshly picked apples and other fruit;

  •
  AgroFresh has accumulated significant data and know-how on produce storage and the particular needs of each of its customers; and

  •
  Delivery and use of SmartFresh by AgroFresh is tailored to each specific type of apple, and to the objectives and conditions of each customer, and therefore would be difficult for a new entrant to replicate.

  •
  AgroFresh's Harvista™ is a pre-harvest product that his highly complementary with SmartFresh and has attractive growth prospects;

  •
  The positive financial performance of AgroFresh since 2012 on a net sales and EBITDA basis, including, in 2014, EBITDA of $95 million, and the projected continued growth of the post-Transaction company in 2015 and 2016, with AgroFresh management forecasting EBITDA of $100 million in 2015 and $104 million in 2016 and forecasting net sales of $177 million in 2015 and $190 million in 2016 (see "Proposal No. 1—Approval of the Business Combination—Boulevard's Board of Directors' Reason for the Approval of the Business Combination—Reconciliation of Non-GAAP Financial Measure");

  •
  The public trading market valuation of comparable companies (including Monsanto Company, Platform Specialty Products Corporation, FMC Corporation, Syngenta AG, Novozymes A/S, CHR Hansen A/S, Frutarom Industries Ltd., Naturex SA, Croda International plc, Victrex plc, Balchem Inc. and Ecolab, Inc., which we refer to collectively as the "Comparable Companies"), which have expected enterprise value/EBITDA multiples (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 11.2x to 21.0x (and a median of 13.55x), as compared to an initial market valuation of the post-Transaction company reflected in the terms of the Transaction corresponding to an enterprise value of 8.7x the AgroFresh management's forecasted 2015 EBITDA;

  •
  The trading market valuation of the Comparable Companies, which have expected free cash flow yields (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 2.2% to 5.6% (and a median of 4.0%), compared to the AgroFresh management's forecast of a 10.6% free cash flow yield for the post-Transaction company (free cash flow yields are defined as: the percentage equal to (a) (i) cash flow from operations minus (ii) capex divided by (b) equity value);

  •
  Key performance indicators of the Comparable Companies, which have expected EBITDA margins (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 14% to 44% (and a median of 24%), compared to AgroFresh management's forecast of a 57% EBITDA margin for the post-Transaction company for 2015;

  •
  Key performance indicators of the Comparable Companies, which have expected cash conversions (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 56% to 87% (and a median of 75.5%), compared to the AgroFresh management's forecast of a 98% cash conversion for the post-Transaction company for (cash conversion is defined as: the percentage equal to: (a) (i) EBITDA minus (ii) capex divided by (b) EBITDA);

  •
  TDCC initially will have an approximate 40% equity ownership position in the post-Transaction company; and

  •
  The financial and other terms and conditions of the Purchase Agreement, as reviewed by Boulevard's board of directors (see "The Purchase Agreement" beginning on page 98) and the fact that such terms and conditions are reasonable and were the product of arm's-length negotiations between Boulevard and TDCC.

Quorum and Required Vote for Proposals for the Special Meeting of Stockholders (Page 93)

        A quorum of Boulevard stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are voted at the special meeting of stockholders. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Business Combination Proposal or the Incentive Plan Proposal.

        The approval of each of the Certificate Proposals requires the affirmative vote of the holders of a majority of the shares of our common stock. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting or a broker non-vote will have the same effect as a vote against a Certificate Proposal.

        Directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of directors.

        The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting. Accordingly, abstentions will have the same effect as a vote "AGAINST" the Adjournment Proposal, while a broker non-vote and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

        The Business Combination Proposal is conditioned on each of the Certificate Proposals and the Director Election Proposal, and each of the Certificate Proposals and the Director Election Proposal are each conditioned on the Business Combination Proposal. If any of Certificate Proposals or the Director Election Proposal is not approved, the Business Combination Proposal will have no effect, even if the Business Combination Proposal is approved by the requisite vote. If the Business Combination Proposal is not approved, the Certificate Proposals and the Director Election Proposal will have no effect, even if those proposals are approved by the requisite vote. If you wish to approve the Business Combination Proposal, the Certificate Proposals or the Director Election Proposal, you must approve all of these proposals.

        The Incentive Plan Proposal is conditioned on the Business Combination Proposal.

Recommendation to Boulevard Stockholders

        Our board of directors believes that each of the Business Combination Proposal, the Certificate Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the special meeting of stockholders is in the best interests of the Company and our stockholders and unanimously recommends that our stockholders vote "FOR" each of the proposals.

        When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

  •
  the beneficial ownership of our Sponsor and certain of our directors to hold the 5,512,500 shares of Boulevard Common Stock currently beneficially owned by them following the Business Combination, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on July [    •    ], 2015;

  •
  the ownership of our Sponsor to hold the 6,160,000 private placement warrants to purchase shares of Boulevard Common Stock currently held by it (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on July [    •    ], 2015;

  •
  the continuation of certain of our officers and directors as directors (but not officers) of the Company;

  •
  the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

  •
  the terms and conditions of the Standby Agreement and the Letter Agreement.

        Further, all of the shares of Boulevard Common Stock currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption, and the private placement warrants that are held by our Sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares and warrants.

Risk Factors (Page 42)

        In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled "Risk Factors."

Summary Historical Financial and Other Data of Boulevard

        The following table sets forth summary historical financial information derived from Boulevard's (i) audited financial statements included elsewhere in this proxy statement for the period October 24, 2013 (inception) to December 31, 2013 and for the period ended December 31, 2014 and (ii) unaudited financial statements included elsewhere in this proxy statement for the period ended March 31, 2015. You should read the following summary financial information in conjunction with the section entitled "Boulevard Management's Discussion and Analysis of Financial Condition and Results of Operations" and Boulevard's financial statements and the related notes appearing elsewhere in this proxy statement.

	Three Months Ended March 31, 2015 (unaudited)	Year ended December 31, 2014	October 24, 2013 (inception) to December 31, 2013
Statement of Operations Data:
Expenses:
General and administrative	$306,391	$496,916	$—
State franchise taxes	—	180,000	—

Loss from operations	(306,391)	(676,916)	—

Dividend income	1,105	2,961	—
Net loss attributable to common shares outstanding	$(305,286)	$(673,955)	$—

Net Loss per common share outstanding:
Basic and diluted	$(0.045)	$(0.102)	$—

Weighted average number of common shares outstanding:
Basic and diluted	6,736,000	6,613,000	6,037,500

Balance Sheet Data:
Cash	$526,986	$733,386	$25,000
Prepaid expenses	63,464	81,369	—
Deferred offering costs	—	—	118,875
Investments and cash equivalents held in trust	220,504,066	220,502,961	—
Total assets	$221,094,516	$221,317,716	$143,875
Common stock subject to possible redemption: 20,796,413 shares and 20,826,942 shares at March 31, 2015 and December 31, 2014, respectively	$207,964,132	$208,269,418	$—
Total stockholders' equity	$5,000,010	$5,000,010	$25,000
Cash Flow Data:
Net cash used in operating activities	$(205,295)	$(424,536)	$—
Net cash used in investing activities	$(1,105)	$(220,502,961)	$—
Net cash provided by financing activities	$—	$221,635,883	$25,000

Summary Historical Combined Financial Data Of AgroFresh

        The following table contains summary historical combined financial data for AgroFresh derived from AgroFresh's (i) unaudited carve-out Combined Financial Statements for the three months ended March 31, 2015 and 2014 and (ii) audited carve-out Combined Financial Statements for the years ended December 31, 2014, 2013 and 2012. The information below is only a summary and should be read in conjunction with the information contained under the headings "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations," "Information About AgroFresh," and in AgroFresh's carve-out Combined Financial Statements and the related notes included elsewhere in this proxy statement.

	For the three months ended March 31,		For the years ended December 31
(in thousands)	2015	2014	2014	2013	2012
Statement of Operations Data
Net sales	$32,796	$29,622	$180,508	$158,789	$128,396
Cost of sales	$5,007	$5,258	$30,659	$29,430	$25,383
Income before income taxes	$9,576	$4,864	$69,256	$52,597	$29,492
Net income	$2,480	$1,933	$27,857	$27,456	$13,162
Cash Flow Data
Cash provided by (used in) operating activities	$(19,828)	$(9,190)	$55,811	$33,445	$34,934
Cash used in investing activities	$(77)	$(185)	$(1,300)	$(992)	$(600)
Financing activities—Cash Transfers (to) from Parent, net	$19,905	$9,375	$(54,511)	$(32,453)	$(34,334)
Balance Sheet Data
Total assets	$308,717	$331,833	$337,506	$358,921
Total liabilities	$53,315	$57,787	$103,155	$93,593
Total combined equity	$255,402	$274,046	$234,351	$265,328

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The Summary Unaudited Pro Forma Condensed Combined Financial Information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Combined Financial Information included elsewhere in this proxy statement.

        The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 and for the year ended December 31, 2014 gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2014. The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 assumes that the Business Combination and the related proposed financing transactions were completed on March 31, 2015.

        The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 was derived from the Unaudited Combined Balance Sheet of the carve-out financial statements of AgroFresh, which historically operated as a combination of an indirect wholly-owned subsidiary, and operations within other subsidiaries, of TDCC, and Boulevard's unaudited condensed balance sheet, in each case, as of March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 was derived from the unaudited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh for the three months ended March 31, 2015 and Boulevard's unaudited condensed statement of operations for the three months ended March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the year ended December 31, 2014 was derived from the audited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh for the year ended December 31, 2014 and Boulevard's audited statement of operations for the year ended December 31, 2014.

        The pro forma adjustments are based on the information currently available. The assumptions and estimates underlying the pro forma adjustments are described in the section entitled "Unaudited Pro Forma Condensed Combined Financial Information." The Unaudited Pro Forma Condensed Combined Financial Information is not necessarily indicative of what the actual results of operations would have been had the Business Combination or the related proposed financing transactions taken place on the date indicated, nor is it indicative of the future consolidated results of operations of the post-Transaction company. The Summary Unaudited Pro Forma Condensed Combined Financial Information below should be read in conjunction with the sections entitled "Unaudited Pro Forma Condensed Combined Financial Information," "Information About AgroFresh," "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations," and the historical financial statements and notes thereto of Boulevard and the historical carve-out Combined Financial Statements and notes thereto of AgroFresh.

        The Summary Unaudited Pro Forma Condensed Combined Financial Information presents three redemption scenarios as follows:

  •
  Assuming No Redemptions: This scenario assumes that no shares of Boulevard Common Stock are redeemed;

  •
  Assuming Redemptions of $30 million by holders of Boulevard Common Stock: This scenario assumes that three million shares of Boulevard Common Stock are redeemed, resulting in an aggregate payment of $30 million out of the Trust Account; and

  •
  Assuming Redemptions of $92.5 million by holders of Boulevard Common Stock: This scenario assumes that 9.25 million shares of Boulevard Common Stock are redeemed, resulting in an aggregate payment of $92.5 million out of the Trust Account. This reduction in the Trust Account of $92.5 million is assumed to result, pursuant to the Standby Agreement, in Boulevard issuing 2.5 million shares of Boulevard Common Stock to an Affiliate of the Sponsor for cash consideration of $25.0 million, a reduction in the cash amount payable to TDCC at Closing by $34.5 million and a corresponding increase by 3.45 million in the number of shares of Boulevard Common Stock to be received by TDCC at the Closing.

($ in thousands, except share and per share information)	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming $30 million Redemptions)	Pro Forma Combined (Assuming $92.5 million Redemptions)
Selected Unaudited Pro Forma Condensed Combined Statement of Operations For the three months ended March 31, 2015
Net Sales	$32,296	$32,296	$32,296
Net loss attributable to common shareholders	$(4,428)	$(4,428)	$(4,428)
Net loss per share—basic & diluted	$(0.09)	$(0.09)	$(0.09)
Weighted-average shares outstanding—basic & diluted	49,940,548	46,940,548	46,640,548

Selected Unaudited Pro Forma Condensed Combined Statement of Operations For the year ended December 31, 2014
Net Sales	$178,508	$178,508	$178,508
Net income attributable to common shareholders	$391	$391	$391
Net earnings per share—basic & diluted	$0.01	$0.01	$0.01
Weighted-average shares outstanding—basic & diluted	49,940,548	46,940,548	46,640,548

Selected Unaudited Pro Forma Condensed Combined Balance Sheet As of March 31, 2015
Total assets	$1,044,486	$1,016,486	$1,020,833
Total liabilities	$602,347	$604,347	$607,347
Total equity	$442,139	$412,139	$413,486

Cautionary Note Regarding Forward-Looking Statements

        We make forward-looking statements in this proxy statement. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

  •
  the benefits of the Business Combination;

  •
  the future financial performance of the Company following the Business Combination;

  •
  changes in the markets in which AgroFresh competes;

  •
  growth plans and opportunities, including planned product and service offerings;

  •
  AgroFresh's ability to increase brand loyalty and awareness;

  •
  AgroFresh's ability to enter into alliances and complete acquisitions of other businesses;

  •
  protection of AgroFresh's intellectual property rights;

  •
  the outcome of any known and unknown litigation; and

  •
  other statements preceded by, followed by or that include the words "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions.

        These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

        You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement;

  •
  the outcome of any legal proceedings that may be instituted against AgroFresh or Boulevard following announcement of the proposed Business Combination and transactions contemplated thereby;

  •
  the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of Boulevard, or other conditions to closing in the Purchase Agreement;

  •
  the ability to obtain or maintain the listing of the Company's common stock on NASDAQ following the Business Combination;

  •
  the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

  •
  the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate the AgroFresh and

    Boulevard businesses, and the ability of the combined business to grow and manage growth profitably;

  •
  costs related to the Business Combination;

  •
  changes in applicable laws or regulations;

  •
  the inability to profitably expand into new markets;

  •
  the possibility that AgroFresh or Boulevard may be adversely affected by other economic, business, and/or competitive factors; and

  •
  other risks and uncertainties indicated in this proxy statement, including those under "Risk Factors."

Risk Factors

        Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The risks described below are those which we believe are the material risks that we face. Additional risks not presently known to us or which we currently consider immaterial may also have an adverse effect on us. Unless otherwise stated, references to AgroFresh in this section generally refers to the Business as historically conducted on an integrated basis by AgroFresh, Inc. and through operations within other subsidiaries of TDCC globally. Any risk described below that could have an adverse impact on AgroFresh's business or financial condition may have a material adverse impact. Some statements in this proxy statement, including such statements in the following risk factors, constitute forward-looking statements. See the section entitled "Cautionary Note Regarding Forward-Looking Statements."

Risks Related to AgroFresh's Business and Industry

Increased competition in AgroFresh's industry can lead to pricing pressure, reduced margins or the inability of its products and services to achieve market acceptance.

        AgroFresh serves established and knowledgeable customers in the business of growing, storing and handling of fresh produce and flowers. Key SmartFresh™ patents have expired or will expire over the next four years.

        Actions by new or existing competitors, including introduction of competing products or services, promotions, combinations with other products or services, or price-cutting may cause lower AgroFresh sales or require actions to retain and attract customers which could adversely affect AgroFresh's profitability. Increased competition from existing or new competitors could result in price reductions, increased competition for materials, reduced margins or loss of market share, any of which could materially and adversely affect AgroFresh's business and its operating results and financial condition.

        In addition, if the prices at which AgroFresh's customers sell their products increase or decrease, the demand for AgroFresh's products or services may change. If the demand for AgroFresh's products or services decreases, there could be a significant impact on its business in the applicable location or region, resulting in a material adverse effect on its revenues and results of operations. Furthermore, if crop prices are too low, the use of some or all of AgroFresh's products or services may not be justified, since the financial benefit to the grower is diminished. This could lead to a significant reduction in demand, adversely impacting AgroFresh's business, financial condition and results of operations.

AgroFresh's relationship with its employees could deteriorate, and certain key employees could leave, which could adversely affect its business, financial condition and results of operations.

        AgroFresh's business involves complex operations and therefore demands a management team and employee workforce in each jurisdiction in which AgroFresh operates that is knowledgeable and expert in many areas necessary for its operations. As a company focused on both research and development and customer service in the highly-specialized horticultural pre- and post-harvest field, AgroFresh relies on its ability to attract and retain skilled employees, consultants and contractors, including its specialized research and development and sales and service personnel, to maintain its efficient production processes, to drive innovation in its product and service offerings and to maintain its deep customer relationships. As of April 30, 2015, AgroFresh and its affiliates employed approximately 162 full-time employees in the Business, approximately 140 of whom were members of its research and development and sales and service teams. The departure of a significant number of AgroFresh's highly skilled employees, consultants or contractors or one or more employees who hold key regional management positions could have an adverse impact on AgroFresh's operations, including as a result of customers choosing to follow a regional manager to one of its competitors.

        In addition, to execute its growth plan, AgroFresh must attract and retain highly qualified personnel. Competition for these employees exists; new members of management must have significant industry expertise when they join AgroFresh or engage in significant training which, in many cases, requires significant time before they achieve full productivity. If AgroFresh fails to attract, train, retain, and motivate its key personnel, its business and growth prospects could be severely harmed.

        In addition, certain of AgroFresh's key full-time employees are employed outside the United States. In certain jurisdictions where AgroFresh operates, labor and employment laws may grant significant job protection to certain employees, including rights on termination of employment. In addition, in certain countries (including Brazil, France, Germany, Italy, Netherlands and Spain) where AgroFresh operates, its employees are members of unions or are represented by works councils as required by law. AgroFresh is often required to consult and seek the consent or advice of these unions and/or works councils. These laws, coupled with any requirement to consult with the relevant unions or works councils, could adversely affect AgroFresh's flexibility in managing costs and responding to market changes and could limit its ability to access the skilled employees on which its business depends.

        In addition, certain activities of the AgroFresh business have been performed historically by seasonal and part-time third-party contingent staff. Changes in market and other conditions (including changes in applicable law) affecting employees and/or contingent staff could adversely impact the cost to the AgroFresh business of maintaining its employees and third-party staffing.

AgroFresh is subject to risks relating to portfolio concentration.

        AgroFresh's business is highly dependent on a small number of products, primarily SmartFresh™, based on one active ingredient, 1-MCP applied to a limited number of horticultural products. Currently, AgroFresh derives over 90% of its revenue working with customers using SmartFresh to protect the value of apples, pears, and other produce during storage. AgroFresh expects these applications, products and active ingredients to continue to account for a large percentage of its profits in the near term. AgroFresh's ability to continue to market and sell products containing this active ingredient in existing and new crop segments is critical to its future success. In addition, this active ingredient is subject to re-registration regimes in the jurisdictions in which AgroFresh operates, and if AgroFresh fails to obtain re-registration and loses its ability to sell products containing this active ingredient in existing new crop segments, AgroFresh's business, financial condition and results of operations would be adversely affected.

AgroFresh's net sales and gross profit have historically been generated from one service platform but future growth in net sales and gross profit will depend on the development of new product and service platforms, geographic expansion and expansion into new applications. Net sales and gross profit can be expected to vary significantly depending on AgroFresh's product, service, customer, application and geographic mix for any given period, which will make it difficult to forecast future operating results.

        AgroFresh's net sales and gross profit vary among its products and services, customer groups and geographic markets. This variation will increase as AgroFresh attempts to increase sales into new geographies and applications, and as it introduces new product and service platforms. Net sales and gross profit, therefore may be different in future periods from historic or current periods. Overall gross profit margins in any given period are dependent in large part on the product, service, customer and geographic mix reflected in that period's net sales. Market conditions, competitive pressures, increased material or application costs, regulatory conditions and other factors may result in reductions in revenue or pressure on the gross profit margins of AgroFresh's business in a given period. Given the nature of AgroFresh's business and expansion plans, the impact of these factors on its business and results of operations will likely vary from period to period and across products, services, applications and geographies. As a result, AgroFresh may be challenged in its ability to forecast its future operating results.

Potential future acquisitions may not yield the returns expected, which, in turn, could adversely affect the company's business, financial condition and results of operations after the Closing.

        We expect the company to pursue acquisitions after the Closing. Acquisitions present challenges, including geographical coordination, personnel integration and retention of key management personnel, systems integration, the potential disruption of each company's respective ongoing businesses, possible inconsistencies in standards, controls, procedures, and policies, unanticipated costs of terminating or relocating facilities and operations, unanticipated expenses relating to such integration, contingent obligations, and the reconciliation of corporate cultures. Those operations could divert management's attention from the business, cause a temporary interruption of or loss of momentum in the business, and adversely affect its results of operations and financial condition. Acquisitions are an important source of new products and active ingredients, technologies services, customers, geographies, and new channels to market. The inability to consummate and integrate new acquisitions on advantageous terms in the future could adversely affect its ability to grow and compete effectively.

        In addition, following the Closing the company might not be able to identify suitable acquisition opportunities or obtain necessary financing on acceptable terms and might also spend time and money investigating and negotiating with potential acquisition or investment targets but not complete the transaction.

        Following the Closing or acquisitions the company completes, if the new business, product or product or service portfolio does not meet its expectations for any reason, the company may not meet its forecasted results going forward. There can be no assurance that the pre-acquisition analyses and the diligence the company conducted in connection with any acquisition will uncover all material issues that may be present in a particular target business, or that factors outside of the target business and outside of its control will not later arise. In such event, the company may be required to subsequently realize restructuring, impairment or other charges that could have a significant adverse effect on its business, financial condition and results of operations.

Conditions in the global economy may directly adversely affect AgroFresh's net sales, gross profit and financial condition and may result in delays or reductions in its spending that could have a material adverse effect on its business, financial condition and results of operations.

        Although demand for fresh horticultural products is somewhat inelastic in developed economies, AgroFresh's products and services are sold in the fresh fruit and flower industries that can be affected by important changes in supply, market prices, exchange rates and general economic conditions. Delays or reductions in AgroFresh's customers' purchasing or shifts to lower-cost alternatives that result from tighter economic market conditions would reduce demand for AgroFresh's products and services and could, consequently, have a material adverse effect on AgroFresh's business, financial condition and results of operations.

AgroFresh's expansion depends on further penetration in existing markets and growth into new geographic markets, products, services and applications.

        AgroFresh's growth depends on its ability to achieve further penetration into existing markets and expand into new geographic markets where there may be little or no existing knowledge of its brands or service offerings. There are significant differences in fresh produce handling practices from geographic region to region. If AgroFresh cannot generate further penetration in existing markets or create brand awareness and successfully adapt its sales and distribution practices to such new markets, this could have an impact on its ability to generate greater revenue. Expansion into new geographic markets will require AgroFresh to establish its value proposition for local fresh produce industries and to comply with new regulatory and licensing regimes. Longer registration lead times and a relatively fragmented post-harvest infrastructure in certain jurisdictions, as well as its inability to further penetrate existing markets, could have a material adverse effect on AgroFresh's results of operations and prospects in those markets.

        AgroFresh's growth also depends on its ability to apply current and future technologies to an expanded range of agricultural products. If the adoption of AgroFresh's products and services by growers and packers of these agricultural products is slower than anticipated, or if the prices that these customers are willing to pay for AgroFresh's products and services are lower than anticipated, this could negatively impact AgroFresh's ability to increase revenue from current levels.

AgroFresh faces new risks from the expanded launch of its Harvista™ product.

        AgroFresh's Harvista™ relies initially on a range of service providers, some of which will require different contractual arrangements than for AgroFresh's traditional product and service offerings. Because AgroFresh cannot guarantee that there will be sufficient capacity in the near term to allow for significant adoption of the ground application utilizing a full service model, it will need to rely on spray equipment that can be standardized within the industry to permit self applications with appropriate AgroFresh product stewardship and security. Further, AgroFresh must establish application procedures and protocols for Harvista that will differ from region to region, from crop to crop and from variety to variety. AgroFresh will have to communicate such procedures and protocols to its new service provider network and work with the network to develop a level of efficiency that will support significant growth in the adoption of Harvista. It may take longer than anticipated to develop this level of efficiency with the new service provider network, which could negatively impact AgroFresh's business, financial condition and results of operations.

Failure to manage AgroFresh's growth effectively could harm its business, financial condition and operating results.

        AgroFresh's existing management systems, financial and management controls and information systems may be inadequate to support its planned expansion. Managing any such growth effectively will require AgroFresh to continue to enhance these systems, procedures and controls and to hire, train and retain management and employees and to engage new material suppliers and service providers. AgroFresh may not respond quickly enough to the changing demands that its expansion will impose on its management and existing infrastructure, which could harm its business, financial condition and results of operations. Failure to appropriately manage safety, human health, product liability and environmental risks associated with AgroFresh production processes could adversely impact employees, communities, stakeholders, the environment, AgroFresh's reputation and its business, financial condition and results of operations.

AgroFresh may be unable to respond effectively to technological changes in its industry, which could reduce the demand for its products.

        AgroFresh's future business success will depend upon its ability to maintain and enhance its technological capabilities, develop and market products, services and applications that meet changing customer needs and successfully anticipate or respond to technological changes on a cost-effective and timely basis. AgroFresh's inability to anticipate, respond to or utilize changing technologies could have an adverse effect on its business, financial condition or results of operations. Maintaining and enhancing technological capabilities and developing new products may require significant investments in research and development.

        AgroFresh's future growth will depend on its ability to gauge the direction of the commercial and technological progress in all key end markets and upon its ability to successfully gain access to and develop and market products and services in such changing end markets. AgroFresh needs to continue to identify, develop and market innovative products and services on a timely basis to replace existing products and services in order to maintain its profit margins and its competitive position. AgroFresh may not be successful in developing new products, services and technology that successfully compete or be able to anticipate changing customer needs and preferences, and its customers may not accept one or more of its new products or services. If AgroFresh fails to keep pace with evolving technological innovations or fails to modify its products and services in response to customers' needs or adapt quickly to changes in customer preferences, then AgroFresh's business, financial condition and results of operations could be adversely affected.

AgroFresh currently relies on a limited number of suppliers to produce certain key components of its products.

        AgroFresh relies on unaffiliated contract manufacturers, both domestically and internationally, to produce certain key components of its products. There is limited available manufacturing capacity that meets AgroFresh's quality standards and regulatory requirements, especially for the manufacturing of the active ingredient, 1-MCP. Although AgroFresh currently has sufficient inventory for approximately two years of expected product needs, its 1-MCP needs are currently sourced from a single qualified supplier. If AgroFresh is unable to arrange for sufficient production capacity among its contract manufacturers or its contract manufacturers encounter production, quality, financial, or other difficulties, including labor or geopolitical disturbances, AgroFresh may encounter difficulty in meeting customer demands as the manufacture of AgroFresh products may not be easily transferable to other sites, or may cause AgroFresh to make financial accommodations to such contract manufacturer or otherwise take steps to avoid or minimize supply disruption. AgroFresh may be unable to locate an additional or alternate contract manufacturing arrangement that meets its quality controls and standards and regulatory requirements in a timely manner or on commercially reasonable terms, if at all. Any such difficulties could have an adverse effect on AgroFresh's business, financial condition and results of operations, which could be material.

In some jurisdictions, AgroFresh is dependent on independent distributors to distribute its products.

        AgroFresh relies in some jurisdictions on independent distributors to distribute its products and to assist it with the marketing, sale and servicing of certain of its products. AgroFresh cannot assure you that its distributors will focus adequate resources on selling its products and services to end-users or will be successful in selling them. Many of AgroFresh's potential distributors are in the business of distributing and sometimes manufacturing other, possibly competing, agrochemical products. If AgroFresh is unable to establish or maintain successful relationships with independent distributors, AgroFresh will need to further develop its own sales and distribution capabilities, which would be expensive and time-consuming and the success of which would be uncertain, and which would adversely affect its results of operations, cash flows or financial condition. In addition, the distribution of AgroFresh's products could be disrupted by a number of factors, including labor issues, failure to meet customer standards, bankruptcy or other financial issues affecting its third-party providers, or other issues affecting any such third party's ability to meet its distribution requirements, which could materially adversely affect its business, financial condition and results of operations.

AgroFresh's intellectual property and proprietary rights are integral to its business. AgroFresh's business and results of operations could be adversely affected if it fails to protect its intellectual property and proprietary rights.

        AgroFresh's success depends to a significant degree upon AgroFresh's ability to protect and preserve AgroFresh's intellectual property rights, trade secrets and the rights to AgroFresh's proprietary processes, methods, formulations and other technology. Failure to protect AgroFresh's existing intellectual property rights may result in the loss of valuable technologies or in AgroFresh's having to pay other companies for infringing on their intellectual property rights. AgroFresh relies on confidentiality agreements and patent, trade secret and trademark, as well as judicial enforcement of all of the foregoing to protect such technologies and intellectual property rights. In addition, some of AgroFresh's technologies are not or will not be covered by any patent or patent application.

        AgroFresh may be unable to prevent third parties from using AgroFresh's intellectual property and other proprietary information without AgroFresh's authorization or from independently developing intellectual property and other proprietary information that is similar to AgroFresh's, particularly in countries other than the United States. The protection afforded by patents on some of this intellectual property varies based on country and scope of individual patent coverage, as well as the availability of legal remedies in each country. The use of AgroFresh's intellectual property and other proprietary information by others could reduce or eliminate any competitive advantages AgroFresh has developed, cause AgroFresh to lose sales or otherwise harm its business. If it becomes necessary for AgroFresh to litigate to protect these rights; any proceedings could be burdensome and costly, and AgroFresh may not prevail.

        AgroFresh's patents also may not provide it with any competitive advantage and may be challenged by third parties. Further, AgroFresh's competitors may attempt to design around AgroFresh's patents. AgroFresh's competitors may also already hold or have applied for patents in the United States or abroad that, if enforced or issued, could prevail over AgroFresh's patent rights or otherwise limit AgroFresh's ability to manufacture or sell one or more of AgroFresh's products in the United States or abroad. With respect to AgroFresh's pending patent applications, AgroFresh may not be successful in securing patents for these claims. AgroFresh's failure to secure these patents may limit AgroFresh's ability to protect inventions that these applications were intended to cover. In addition, the expiration of a patent can result in increased competition with consequent erosion of profit margins.

        Competitors or other parties may, from time to time, assert issued patents or other intellectual property rights against AgroFresh. If AgroFresh is legally determined to infringe or violate the intellectual property rights of another party, AgroFresh may have to pay damages, stop the infringing use or attempt to obtain a license agreement with the owner of such intellectual property. Further, even if AgroFresh is successful in defending its rights, such litigation could be burdensome and costly.

        In some cases, AgroFresh relies upon unpatented proprietary manufacturing expertise, continuing technological innovation and other trade secrets to develop and maintain AgroFresh's competitive position. While AgroFresh generally will enter into confidentiality agreements with its employees and third parties to protect its intellectual property, AgroFresh's confidentiality agreements could be breached and may not provide meaningful protection for AgroFresh's trade secrets or proprietary manufacturing expertise. In addition, adequate remedies may not be available in the event of unauthorized use or disclosure of AgroFresh's trade secrets or manufacturing expertise. Violations by others of AgroFresh's confidentiality agreements and the loss of employees who have specialized knowledge and expertise could harm AgroFresh's competitive position and cause AgroFresh's sales and operating results to decline as a result of increased competition.

        AgroFresh relies on technical know-how and trade secrets for both SmartFresh™ services and manufacturing. If competitors of AgroFresh are able to copy such technical know-how and/or trade secret, it may adversely impact AgroFresh's competitive advantage.

        In addition, AgroFresh relies on both registered and unregistered trademarks to protect its name and brands. Failure by AgroFresh to adequately maintain the quality of its products and services associated with its trademarks or any loss to the distinctiveness of AgroFresh's trademarks may cause it to lose certain trademark protection, which could result in the loss of goodwill and brand recognition in relation to AgroFresh's name and products and services. In addition, successful third-party challenges to the use of any of AgroFresh's trademarks may require AgroFresh to rebrand its business or certain products or services associated therewith.

        The failure of AgroFresh's patents, applicable intellectual property law or AgroFresh's confidentiality agreements to protect AgroFresh's intellectual property and other proprietary information, including its processes, apparatuses, technology, trade secrets, trade names and proprietary manufacturing expertise, methods and compounds, or if AgroFresh is unsuccessful in its judicial enforcement proceedings, could have a material adverse effect on AgroFresh's competitive advantages and could have a material adverse effect on AgroFresh's business, results of operations and share price.

        As AgroFresh's patents mature, they will eventually expire. As key SmartFresh™ patents have expired or will expire over the next four years, if AgroFresh is not able to achieve further differentiation of its products and services through patented mixtures, new formulations, new delivery systems, new application methods or other means of obtaining extended patent protection, its ability to prevent competitors from developing and registering similar products could have an adverse effect on AgroFresh's sales of such product.

AgroFresh may experience claims that its products infringe the intellectual property rights of others, which may cause AgroFresh to incur unexpected costs or prevent it from selling its products or services.

        AgroFresh continually seeks to improve its business processes and develop new products and applications. A substantial amount of intellectual property exists that AgroFresh must continually monitor to avoid infringement. AgroFresh cannot guarantee that it will not experience claims that AgroFresh's processes and products infringe issued patents (whether present or future) or other intellectual property rights belonging to others.

        From time to time, AgroFresh opposes patent applications that it considers overbroad or otherwise invalid in order to maintain the ability to operate freely in AgroFresh's various business lines without the risk of being sued for patent infringement. If, however, patents are subsequently issued on any such applications by other parties, or if patents belonging to others already exist that cover AgroFresh's products, processes or technologies, AgroFresh could experience claims for infringement or have to take other remedial or curative actions to continue its manufacturing and sales activities with respect to one or more products. Such actions could include payment of damages, stopping the use, obtaining licenses from these parties or substantially re-engineering AgroFresh's products or processes in order to avoid infringement. AgroFresh may not be able to obtain the necessary licenses on acceptable terms, or at all, or be able to re-engineer its products successfully. Moreover, if AgroFresh is sued for infringement and loss, it could be required to pay substantial damages or be enjoined from using or selling the infringing products or technology. Further, intellectual property litigation is expensive and time-consuming, regardless of the merits of any claim, and could divert AgroFresh's management's attention from operating its business.

Adverse weather conditions and other natural phenomena can adversely affect AgroFresh's results of operations.

        Production of the crops on which AgroFresh's products and services are used and, therefore, its business is vulnerable to weather conditions and natural disasters such as storms, tsunamis, hail, tornadoes, freezing conditions, extreme heat drought, and floods. Unfavorable weather conditions and natural disasters can reduce acreage planted, lead to modified crop selection by growers and affect the timing and overall yield of harvest, each of which may reduce or otherwise alter demand for its products and services and adversely affect its business and results of operations. Weather conditions and natural disasters also affect decisions of AgroFresh's distributors, direct customers and end-users about the types and amounts of products and services to purchase and the timing of use of such products and services. Delays by growers in harvesting can result in deferral of orders to a future quarter or decisions to forego orders altogether in a particular growing season, either of which would negatively affect AgroFresh's sales in the affected period. Climatic and weather conditions and other variables that are difficult to forecast can lead to changes in growing seasons, fruit quality and harvest timing with the result that sales of AgroFresh's products may vary substantially from year to year and quarter to quarter and from AgroFresh's internal forecasts.

Seasonality may cause fluctuations in AgroFresh's revenue and operating results.

        Historically, AgroFresh's operations have been seasonal, with a greater portion of total net revenue and operating income occurring in the third and fourth calendar quarters. As a result of seasonality, any factors that would negatively affect AgroFresh's third and fourth quarter results in any year, including severe weather conditions and natural disasters that affect decisions by AgroFresh's customers and end-users about the types and amounts of products and services to purchase and the timing of use of such products and services, could have an adverse impact on AgroFresh's business, financial condition and results of operations for the entire year.

AgroFresh's products are highly regulated by governmental agencies in the countries where it does business. AgroFresh's failure to obtain regulatory approvals, to comply with registration and regulatory requirements or to maintain regulatory approvals would have an adverse impact on AgroFresh's ability to market and sell its products.

        AgroFresh's pre- and post-harvest products are subject to technical review and approval by government authorities in each country where AgroFresh wishes to sell its products. The regulatory requirements are complex and vary from country to country. They are also subject to frequent changes as new data requirements arise in response to scientific developments. There is a general international consensus as evidenced, for example, by the standards and guidelines issued by the Organization for Economic Co-operation and Development, or OECD, on the data needed in order to evaluate the safety of agrochemicals products before they can be placed on the market. In addition, each country has its own legislative process and specific requirements in order to determine if identified risks are acceptable and can be managed in the local context.

        AgroFresh must transfer registrations in each country as a part of its separation from TDCC to an independent, stand-alone company. In most countries, new entities now exist. Where there is no new entity, suitable alternative s must be identified. In the interim, the registrations must remain with TDCC to ensure business continuity, and TDCC has agreed, to the extent permitted by applicable law, to give AgroFresh continued access to such registrations while they are transferred from TDCC. TDCC must maintain the TDCC entities holding these registrations until the country specific registration transfers are complete.

        To obtain new registrations, it is necessary to have a local registrant, and to understand the regulatory requirements in each country, including those that are anticipated to be in place at the time of registration submission and at the time of registration decision making by the relevant government authority, which may be several years in the future. A significant investment in registration data is required (covering all aspects from manufacturing specifications through storage and transport, use, and, finally, disposal of unwanted product and used containers) to ensure that product performance (bioefficacy), intrinsic hazards and use patterns are fully characterized. Risk assessments are conducted by government regulatory authorities, and they make the final decision on whether the documented risk associated with a product and active ingredient (AI) is acceptable prior to granting approval for sale. In this process, government decisions may be delayed due to requirements for additional data or internal administrative processes. There is a risk that registration of a new product may not be obtained or that a product label may be severely reduced, restricting the use of the product. If these circumstances arise, there is a risk that the substantial investments made in product development will not lead to the projected sales that justified the investment, and AgroFresh's business, financial condition and results of operations may be adversely affected by failure to obtain new registrations.

        Compliance with the prevailing regulations in countries in which AgroFresh does business is essential. If AgroFresh fails to comply with government requirements, AgroFresh could have registrations withdrawn immediately (loss of sales), suffer financial penalties (fines) and suffer reputational damage that could materially and adversely affect its business and its regulatory success in the future. This could result in an adverse impact on AgroFresh's results of operations and financial condition.

Changes in applicable regulations and regulatory processes could limit or restrict the ability of AgroFresh to conduct its business.

        Public awareness of, and concern about, the use of chemicals in food production has been increasing. Concerns about issues such as chemical residues in foods, agricultural worker safety and environmental impacts of agrochemicals (such as impacts on groundwater or non-target species, such as fish, birds and bees) could result in additional scrutiny of, or adversely affect the market for, AgroFresh's products, even when these products have been approved by governmental authorities. For example, such concerns could result in continued pressure for more stringent regulatory intervention and potential liability relating to health concerns arising from the use of AgroFresh products in food preparation or the impact its products may have on the environment. These concerns could also influence public and customer perceptions, including purchasing preferences, the viability of AgroFresh's products, AgroFresh's reputation and the cost to comply with regulations, all of which could have a material adverse impact on AgroFresh's business. Some types of products that AgroFresh manufactures have been subject to such scrutiny in the past, and some categories of products that AgroFresh produces are currently under scrutiny and others may be in the future.

        In accordance with a regulation of the European Parliament and of the Council of the European Union, in May 2014 the EU Commission proposed a List of Candidates for Substitution (Cfs), which included 1-MCP. In a subsequent press release published on January 27, 2015, the Commission clarified that the list is neither a list of banned substances nor as a ranking of Cfs, and that all active substances on the list will still be available on the market and are deemed acceptable, but could be substituted in time if a viable alternative is made available. AgroFresh has conducted studies, which have been submitted to the authorities, to support its position that 1-MCP should be removed from the Cfs list.

        Products that are already approved are subject to periodic review by regulatory authorities in many countries; such reviews frequently require the provision of new data and the conduct of more complex risk assessments. The outcome of reviews of existing registrations cannot be guaranteed; registrations may be modified or cancelled. Since all government regulatory authorities have the right to review existing registrations at any time, the sustainability of the existing portfolio cannot be guaranteed. Existing registrations may be lost at any time, resulting in an immediate impact on sales.

        Prior to expiration, it is necessary to renew registrations. The renewal period and processes vary by country and may require additional studies to support the renewal process. Failure to comply could result in cancellation of the registration, resulting in an impact on sales.

Negative publicity relating to AgroFresh's products could reduce sales.

        AgroFresh's success depends both on its customers' perception of its effectiveness and on end-consumer's perception of the safety of its products. AgroFresh may, from time to time, be faced with negative publicity relating to public health concerns, customer complaints or litigation alleging illness or injury, employee, staffing and supplier relationships or other matters, regardless of whether the allegations are valid or whether AgroFresh is found to be responsible. Given the global nature of the business, the negative impact of adverse publicity relating to one product or in one geographic region may extend far beyond the product or the country involved to affect other parts of AgroFresh's business. The risk of negative publicity is particularly great with respect to the performance of service providers because AgroFresh is limited in the manner in which it can control them, especially on a real-time basis. The considerable expansion in the use of social media over recent years can further amplify any negative publicity that could be generated by such incidents.

        Additionally, employee and/or staffing-related claims against AgroFresh based on, among other things, wage and hour violations, discrimination, harassment or wrongful termination may also create negative publicity that could adversely affect AgroFresh and divert its financial and management resources that would otherwise be used to benefit the future performance of its operations. A significant increase in the number of these claims or an increase in the number of successful claims would have a material adverse effect on AgroFresh's business, financial condition and results of operations. Customer demand for AgroFresh's products and the AgroFresh brand's value could diminish significantly if any such incidents or other matters create negative publicity or otherwise erode customer confidence in AgroFresh or its products, which would likely result in lower sales and could have a material adverse effect on its business, financial condition and results of operations.

New information or a change in consumer attitudes and preferences regarding diet and health could result in changes in regulations and consumer consumption habits, which could have an adverse effect on AgroFresh's business, financial condition and results of operations.

        Regulations and consumer eating habits may change as a result of new information or attitudes regarding diet and health. Such changes may include responses to scientific studies on the health effects of particular food items or federal, state and local regulations that impact consumer perception of and demand for the produce to which AgroFresh products are applied. AgroFresh may not be able to effectively respond to changes in consumer health perceptions or to modify its product offers to reflect trends in eating habits, which could have a material adverse effect on its business, financial condition and results of operations.

        Use of current AgroFresh products is not compatible with "organic" labeling standards in all jurisdictions. As such, an increase in consumer preference for organic produce could negatively affect the demand for AgroFresh products or services. Similarly, a shift in consumer preferences away from fresh produce in favor of frozen or otherwise processed food products, or towards "seasonal" or locally grown produce, could negatively affect the demand for AgroFresh products or services.

AgroFresh may be required to pay substantial damages for product liability claims or other legal proceedings.

        AgroFresh may become involved in lawsuits concerning crop damage and product inefficacy claims, in addition to intellectual property infringement disputes, claims by employees, or former employees or contingent staff, and general commercial disputes. Pending and future lawsuits may have outcomes that may be material to AgroFresh's results of operations and financial condition, limit its ability to engage in its business activities, or result in negative publicity. AgroFresh's insurance may not apply to or fully cover any liabilities it incurs as a result of these lawsuits.

        AgroFresh may face potential product liability claims for or relating to products it has sold and products that it may sell in the future. Such claims may be significant to its business, are complex in nature, and have outcomes that are difficult to predict. Since AgroFresh's products are used in the food chain on a global basis, any such product liability claim could subject AgroFresh to litigation in multiple jurisdictions. Product liability claims, regardless of their merits or their ultimate outcomes, are costly, divert management's attention, and may adversely affect AgroFresh's reputation and demand for its products and may result in significant damages. AgroFresh cannot predict with certainty the eventual outcome of pending or future product liability claims. Any of these negative effects resulting from product liability claims could adversely affect AgroFresh's results of operations, cash flows, or financial condition. These risks exist even with respect to products that have received, or may in the future receive, regulatory approval, registration, and clearance for commercial use. Unexpected quality or efficacy concerns can arise with respect to marketed products, whether or not scientifically justified, leading to product recalls, withdrawals, or declining sales, as well as product liability, personal injury and/or other claims.

AgroFresh's results of operations are subject to exchange rate and other currency risks. A significant movement in exchange rates could adversely impact its results of operations and cash flows.

        AgroFresh conducts its business in many different currencies, primarily the U.S. dollar and the Euro. Accordingly, currency exchange rates affect its operating results. The effects of exchange rate fluctuations on AgroFresh's future operating results are unpredictable because of the number of currencies in which AgroFresh does business and the potential volatility of exchange rates. AgroFresh is also subject to the risks of currency controls and devaluations. Currency controls may limit its ability to convert currencies into U.S. dollars or other currencies, as needed, or to pay dividends or make other payments from funds held by subsidiaries in the countries imposing such controls, which could adversely affect AgroFresh's liquidity. Currency devaluations could also negatively affect AgroFresh's operating margins and cash flows. For example, if the U.S. dollar were to strengthen against a local currency, AgroFresh's operating margin would be adversely impacted in the country to the extent significant costs are denominated in U.S. dollars while its revenues are denominated in such local currency. AgroFresh operates in countries that have experienced hyperinflation in recent years, which amplifies currency risk.

Changes in AgroFresh's customers' practices and processes can reduce the demand for AgroFresh's products and services.

        AgroFresh's products and services are used significantly in the growing, storage and handling of fresh produce and other crops, and flowers. Changes, including buyer's preferences, longer shelf-life varieties and technological changes, in its customers' practices or processes may make AgroFresh's products and services unnecessary, which would reduce the demand for those products and services. AgroFresh has had, and may continue to have, customers that find alternative materials, practices or processes and therefore no longer require AgroFresh's products or services.

AgroFresh is expanding its use of the distributor model.

        AgroFresh has entered into long-term distribution relationships for its products in China, Russia, Israel, South Korea, Japan, and Mexico. As a result, delivery of services and products in these jurisdictions relies on the performance of a small number of contractual counterparties, and AgroFresh is not directly involved in sales and service provider relationships. The failure to properly perform by, switch to the competition or loss of, one or more of such distributors could have a material adverse effect on the business, financial condition and results of operations of AgroFresh.

AgroFresh's substantial international operations subject it to risks, including unfavorable political, regulatory, labor, tax and economic conditions in other countries that could adversely affect its business, financial condition and results of operations.

        Currently, AgroFresh operates, or others operates on its behalf, in more than 40 countries, in addition to its operations in the United States. AgroFresh expects sales from international markets to represent an increasing portion of AgroFresh's net sales. Accordingly, its business is subject to risks related to the different legal, political, social and regulatory requirements and economic conditions of many jurisdictions. Risks inherent in AgroFresh's international operations include the following:

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  agreements and intellectual property rights may be difficult to enforce and receivables difficult to collect through a foreign country's legal system;

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  foreign customers may have increased credit risk and different financial conditions, which may necessitate longer payment cycles or result in increased bad debt write-offs or additions to reserves related to its foreign receivables;

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  foreign countries may impose additional withholding taxes or otherwise tax its foreign income, impose tariffs or adopt other restrictions on foreign trade or investment, including currency exchange controls;

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  foreign exchange controls may delay, restrict or prohibit the repatriation of funds, and any restrictions on the repatriation of funds may result in adverse tax consequences and tax inefficiencies;

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  U.S. export licenses may be difficult to obtain;

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  import licenses and permits may be difficult to obtain at the country of destination;

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  there may be delays and interruptions in transportation and importation of AgroFresh products;

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  fluctuations in exchange rates may affect product or service demand and may adversely affect the profitability in U.S. dollars of products and services in markets where payment for its products and services is made in currencies other than the U.S. dollar;

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  general economic conditions in the countries in which it operates, including fluctuations in gross domestic product, interest rates, market demand, labor costs and other factors beyond its control, could have an adverse effect on its net sales in those countries;

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  AgroFresh's results of operations in a particular country could be affected by political or economic instability on a country-specific or global level from various causes, including the possibility of hyperinflationary conditions, natural disasters and terrorist activities and the response to such conditions and events;

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  AgroFresh may experience difficulties in staffing and managing multi-national operations, including the possibility of labor disputes abroad;

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  unexpected adverse changes in foreign laws or regulatory requirements may occur, including environmental, health and safety laws and laws and regulations affecting export and import duties and quotas;

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  governmental policies, including farm subsidies, tariffs, tenders, and commodity support programs, as well as other factors beyond its control, such as the prices of fertilizers, seeds, water, energy and other inputs, and the prices at which crops may ultimately be sold, which could influence the number of acres planted, the mix of crops planted and the demand for agrochemicals;

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  compliance with a variety of foreign laws and regulations may be difficult;

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  public attitudes toward treatment of foods, including fresh produce, may be negative in certain countries and may present challenges to the adoption of AgroFresh's products and services;

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  AgroFresh may be subject to the risks of divergent business expectations resulting from cultural incompatibility; and

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  overlap of different tax regimes may subject AgroFresh to additional taxes.

AgroFresh generally does not have long-term contracts with its customers or its service providers.

        With some exceptions, AgroFresh's relationships with its customers are based primarily upon one-year agreements or individual sales orders. As such, its customers could cease buying their products or services from AgroFresh at any time, for any reason, with little or no recourse. If multiple customers, or a material customer elected not to purchase products or services from AgroFresh, its business prospects, financial condition and results of operations could be adversely affected.

        AgroFresh's traditional service model relies on short-term contracts with a large number of service providers who apply its products in most jurisdictions for its customers. Service providers' investment in the equipment necessary to provide services to customers is also minimal. As a result, service providers could cease providing services or provide services for a competitor upon relatively short notice. If multiple service providers or a material service provider elected not to provide services on behalf of AgroFresh, AgroFresh's business, financial condition and results of operations could be adversely affected.

Increases in costs or reductions in the supplies of raw materials AgroFresh uses in its manufacturing process could materially and adversely affect its results of operations.

        AgroFresh uses a variety of raw materials in its manufacturing and packaging processes. AgroFresh's operations depend upon its or its contract manufacturers obtaining adequate supplies of raw materials on a timely basis. AgroFresh typically purchases its major raw materials on a contract or as-needed basis from outside sources. The availability and prices of raw materials may be subject to curtailment or change due to, among other things, the financial stability of AgroFresh's suppliers, suppliers' allocations to other purchasers, interruptions in production by suppliers, new laws or regulations, changes in exchange rates and worldwide price levels. Additionally, AgroFresh cannot guarantee that, as its supply contracts expire, it will be able to renew them, or if they are terminated, that AgroFresh will be able to obtain replacement supply agreements on terms favorable to AgroFresh. AgroFresh's results of its packaging or external manufacturing operations could be adversely affected if AgroFresh, or its contract manufacturers on AgroFresh's behalf, are unable to obtain adequate supplies of raw materials in a timely manner or if the costs of raw materials increase significantly.

Joint development, distribution, manufacturing or venture investments that AgroFresh enters into could be adversely affected by its lack of sole decision-making authority, its reliance on partners' operational capabilities, strategic decisions and financial condition, and disputes between AgroFresh and its collaborating partners.

        AgroFresh has a limited number of joint development and distribution agreements, and may enter into new ones in the future. Investments through joint research, development, registration, manufacturing, distribution, or other joint entities (collectively "collaborations") may, under certain circumstances, involve risks not present were a third party not involved, including the possibility that collaboration partners might be sold, become bankrupt, fail to fund their share of required investments, fail to meet collaboration milestones, elect to change strategy, make poor business decisions or block or delay necessary decisions. Collaboration partners may develop economic or other business interests or goals which could conflict and become incompatible with AgroFresh business interests, and may be in a position to take actions opposed to AgroFresh strategy and objectives. Such collaborations may also have the potential risk of impasses on decisions, because neither AgroFresh nor its collaborating partners would have full control over the partnership or joint collaboration. Disputes between AgroFresh and its collaborating partners may result in arbitration or litigation that would increase its expenses and prevent the members of AgroFresh management team from focusing their time and effort on the business. Consequently, action by, or disputes with, AgroFresh collaboration partners might result in subjecting the projects, investments or facilities owned by the partnership or collaboration to additional risk. In addition, AgroFresh may in certain circumstances be liable for the actions of its collaborating partners, which could materially and adversely affect AgroFresh's business, financial condition and results of operations.

AgroFresh is subject to credit risks related to its accounts receivable, and failure to collect its accounts receivable could adversely affect its results of operations and financial condition.

        The failure to collect outstanding receivables could have an adverse impact on AgroFresh's business, financial condition and results of operations. If the financial condition of AgroFresh's customers were to deteriorate, resulting in an impairment of their ability to make payments, then AgroFresh might be required to make additional allowances, which would adversely affect its results of operations in the period in which the determination or allowance was made. Bad debt write offs were less than .5% of revenues in each of 2012, 2013, and 2014.

        While AgroFresh occasionally obtains letters of credit or other security for payment from customers or distributors, enforcing that security is a lengthy and expensive process, and the eventual sale of the security may not ultimately cover the underlying trade receivable balance. Accordingly, AgroFresh is not protected against accounts receivable default or bankruptcy by these entities. The current economic climate and volatility in the price of the underlying agricultural commodities could increase the likelihood of such defaults and bankruptcies. If a material portion of AgroFresh's customers or distributors were to become insolvent or otherwise were not able to satisfy their obligations to AgroFresh, it would be materially harmed.

AgroFresh licenses patent rights from third parties. If AgroFresh is not able to enter into future licenses on commercially reasonable terms, if such third parties do not properly maintain or enforce the patents underlying such existing or future licenses, or if AgroFresh fails to comply with its obligations under such licenses, its competitive position and business prospects could be adversely affected.

        AgroFresh is a party to license agreements that give it rights to third-party intellectual property that may be necessary or useful for its business, and AgroFresh may enter into additional licenses in the future. If AgroFresh is unable to enter into licensing arrangements on favorable terms in the future, its business may be adversely affected. In addition, if the owners of the patents AgroFresh licenses do not properly maintain or enforce the patents underlying such licenses, AgroFresh's competitive position and business prospects could be harmed. Without protection for the intellectual property AgroFresh licenses, other companies might be able to offer substantially similar or identical products and/or services for sale, which could adversely affect AgroFresh's competitive business position and harm its business prospects.

        If AgroFresh fails to comply with its obligations under license agreements, its counterparties may have the right to terminate these agreements, in which event it may not be able to develop, manufacture, register, or market, or may be forced to cease developing, manufacturing, registering, or marketing, any product or service that is covered by these agreements or may face other penalties under such agreements. Such an occurrence could materially adversely affect the value of the applicable ingredient or formulated products and/or services provided by AgroFresh and have an adverse effect on its business, financial condition and results of operations.

If the data AgroFresh supplies to registration authorities is used by other companies to obtain their own product registrations, "generic" copies of products in AgroFresh's portfolio could enter the market, and its business position could be adversely affected.

        In many countries, toxicity studies, data and other information relied upon by registration authorities in support of a product registration are granted "data protection" for a period of up to 15 years after the date upon which the data were originally submitted. In addition to the period of data compensability, there is in many geographies an exclusive use period of 10 years during which other companies may not legally cite AgroFresh's data in support of registration submissions without its written permission. In some countries, there is also a period of time during which companies may cite another company's data upon payment of data compensation. In other countries, there is no legislation at all that effectively prevents third parties from citing AgroFresh's proprietary regulatory data. Furthermore, after the exclusive use period and data compensation period have expired, as will be the case with respect to AgroFresh data in Europe in 2016, any third party would be free to cite AgroFresh's data in support of its registration submissions. The possibility that third parties can use AgroFresh's registration data to obtain their own product registrations can adversely affect AgroFresh's business, financial condition and results of operations by allowing "generic" copies of products in its portfolio into the market.

Failure to comply with the Foreign Corrupt Practices Act, or FCPA, and other similar anti-corruption laws, could subject AgroFresh to penalties and damage its reputation.

        AgroFresh is subject to the FCPA, which generally prohibits U.S. companies and their intermediaries from making corrupt payments to foreign officials for the purpose of obtaining or keeping business or otherwise obtaining favorable treatment and requires companies to maintain certain policies and procedures, including maintenance of adequate record-keeping and internal accounting practices to accurately reflect transactions. Certain of the jurisdictions in which AgroFresh conducts business are at a heightened risk for corruption, extortion, bribery, pay-offs, theft and other fraudulent practices. Under the FCPA, U.S. companies may be held liable for actions taken by their strategic or local partners or representatives. Other jurisdictions in which AgroFresh operates have adopted similar anti-corruption, anti-bribery, and anti-kickback laws to which it is subject. If AgroFresh, or its intermediaries, fail to comply with the requirements of the FCPA, or similar laws of other countries, governmental authorities in the United States or elsewhere, as applicable, could seek to impose civil and/or criminal penalties, which could damage AgroFresh's reputation and have a material adverse effect on its business, financial condition and results of operations.

        In the day-to-day conduct of the business, particularly in its efforts and obtaining and maintaining product registrations, AgroFresh is in frequent contact with persons who may be considered government officials under applicable anti-corruption, anti-bribery and anti-kickback laws, and, therefore, AgroFresh is subject to an increased risk of violations. In many of the countries in which AgroFresh operates, particularly those with developing economies, it is or has been common for government officials and businesses to engage in business practices that are prohibited by these laws. AgroFresh's employees, distributors, dealers and agents may not always take actions that are consistent with AgroFresh's policies designed to ensure compliance, particularly when they are confronted by pressures from competitors and others to act in a manner that is inconsistent with such policies. Violations of anti-corruption, anti-bribery or anti-kickback laws or regulations could have an adverse effect on AgroFresh's business. If AgroFresh does not properly implement and maintain practices and controls with respect to compliance with applicable anti-corruption, anti-bribery and anti-kickback laws, or if AgroFresh fails to enforce those practices and controls properly, AgroFresh may be subject to regulatory sanctions, including administrative costs related to governmental and internal investigations, civil and criminal penalties, injunctions and restrictions on its business activities, all of which could materially and adversely affect its business, financial condition and results of operations.

AgroFresh relies heavily on information technology, and any material failure, weakness, interruption or breach of security could prevent it from effectively operating its business.

        AgroFresh's operations rely heavily on information systems for management of its supply chain, payment of obligations, collection of cash, credit and debit card transactions and other processes and procedures. AgroFresh's planned AdvanStore™ product offering relies particularly heavily on information systems for monitoring, data collection and analysis. AgroFresh's ability to efficiently and effectively manage its business depends significantly on the reliability and capacity of these information systems. AgroFresh's operations depend upon its ability to protect its computer equipment and systems, which, in the case of AdvanStore systems, are not located within AgroFresh's physical control, against damage from physical theft, fire, power loss, telecommunications failure or other catastrophic events, as well as from internal and external security breaches, viruses and other disruptive problems. The failure of these systems to operate effectively, maintenance problems, upgrading or transitioning to new platforms, or a breach in security of these systems could result in delays in customer service and reduce efficiency in AgroFresh's operations. Remediation of such problems could result in significant, unplanned capital investments.

AgroFresh uses hazardous materials in its business and is subject to regulation and potential liability under environmental laws.

        AgroFresh's business is subject to a wide range of stringent laws and regulations that relate to the raw material supply chain, environmental compliance and disposition of any hazardous wastes. As with any chemical manufacturing enterprise, there are inherent hazards associated with chemical manufacturing and the related storage and transportation of raw materials, and the potential that accidents or noncompliance with laws and regulations by AgroFresh, or its contract manufacturers, could disrupt AgroFresh's operations or expose it to significant losses or liabilities. AgroFresh cannot predict the adverse impact that new environmental regulations, or new interpretations of existing regulations, might have on the research, development, production, and marketing of its products.

        AgroFresh relies on unaffiliated contract manufacturers to produce certain products or key components of products. Also, AgroFresh's suppliers or toll manufacturers may use hazardous materials in connection with producing AgroFresh's products. AgroFresh may also from time to time send wastes to third parties for disposal. In the event of a lawsuit or investigation, AgroFresh could be subject to claims for liability for any injury caused to persons or property by exposure to, or release of, such hazardous materials or wastes. Further, AgroFresh may be required to indemnify its suppliers, toll manufacturers, or waste disposal contractors against damages and other liabilities arising out of the production, handling, or storage of AgroFresh's products or raw materials or the disposal of related wastes. Such indemnification obligations could have an adverse effect on AgroFresh's business, financial condition and results of operations.

An impairment of goodwill could negatively impact AgroFresh's financial results.

        AgroFresh periodically assesses goodwill for impairment. If an initial qualitative assessment identifies that it is more likely than not that the carrying value exceeds its estimated fair value, additional quantitative testing is performed. AgroFresh may also elect to skip the qualitative testing and proceed directly to quantitative testing. If the quantitative testing indicates that goodwill is impaired, the carrying value of goodwill is written down to fair value with a charge against earnings. Since AgroFresh utilizes a discounted cash flow methodology to calculate its fair value, continued weak demand for a specific product line could result in an impairment. Accordingly, any determination requiring the write-off of a significant portion of goodwill could negatively impact AgroFresh's financial condition and results of operations.

Risks Related to AgroFresh's Separation from TDCC

AgroFresh's inability to transition successfully to being an independent company may have a material adverse effect on the business or results of operations.

        AgroFresh is a part of the integrated operations of TDCC. As a result of the Transaction, AgroFresh will become an independent company and it cannot be assured that AgroFresh will make the transition successfully. For example, certain of AgroFresh accounting and information technology systems have historically been a part of TDCC's larger operations and may not be able to successfully transition to independent operations in a timely manner, or at all, or at a higher than anticipated cost. Any delays in implementing required systems may lead to increased operating expenses. Any failure or delay in implementing these systems could also result in material misstatements in the financial statements or delays in meeting reporting obligations. The Transition Services Agreement, which will cover such services as certain marketing and sales, customer, information technology and finance services, among others, generally provides for AgroFresh's receipt of transitional services from TDCC for terms which vary according to the service range from six months to five years (or such longer period and with such extensions as provided for pursuant to the agreement) before AgroFresh must develop such services on its own. AgroFresh will also incur costs in the future which may be different from costs that it historically incurred within TDCC's larger cost structure, including costs associated with health and welfare benefits for AgroFresh employees, internal legal, tax and treasury services. Additionally, as part of TDCC, AgroFresh benefited from certain economies of scale, including with respect to relationships with certain suppliers and service providers. AgroFresh may not be able to maintain or build the independent relationships that are necessary to continue to benefit from such economies of scale or operate the business successfully. Any failure to transition successfully to an independent company may have a material adverse effect on AgroFresh's business, financial condition or results of operations.

The pro forma financial information in this proxy statement may not be reflective of operating results and financial conditions following the Transactions.

        The pro forma financial information included in this proxy statement is derived from AgroFresh's historical audited combined financial statements. The pro forma information was prepared based upon available information and reasonable assumptions and estimates. This pro forma information may not necessarily reflect what the results of operations and financial position would have been had the Transactions occurred during the periods presented or what AgroFresh results of operations and financial position will be in the future. Additionally, the presentation of EBITDA and Adjusted EBITDA contained in this proxy statement is not made in accordance with U.S. generally accepted accounting principles ("GAAP") or with a view towards compliance with published guidelines of the SEC. There is no assurance that any anticipated cost savings will be achieved or that the disclosed estimates and assumptions will prove to be accurate. If the cost savings are less than the estimates or the cost savings initiatives adversely affect operations or cost more or take longer to implement than projected, or if the assumptions prove to be inaccurate, the results will be lower than anticipated.

AgroFresh historical financial information may not be indicative of its future results as an independent company.

        The AgroFresh historical financial information included in this proxy statement may not reflect what AgroFresh's results of operations, financial position and cash flows would have been had AgroFresh been an independent company during the periods presented and may not be indicative of what its results of operations, financial position and cash flows will be in the future when it is an independent company. This is primarily a result of the following factors:

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  AgroFresh's historical financial information reflects cost allocation for services historically provided by TDCC and AgroFresh expects these allocations to be different from the costs it will incur for these services in the future as a smaller independent company, including with respect to services we expect will be provided by TDCC under the Transition Services Agreement and other agreements with TDCC and its affiliates. AgroFresh expects that in some instances the costs incurred for these services as a smaller independent company will be higher than the share of total TDCC expenses assessed to it historically; and

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  AgroFresh's historical financial information does not reflect the debt and related interest expense that we will incur as part of the Transaction.

For additional information about the past financial performance of AgroFresh's business and the basis of the presentation of the historical financial statements see "Summary Historical Combined Financial Data of AgroFresh," "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and the accompanying notes included elsewhere in this proxy statement. In addition, since AgroFresh historically operated as a business of TDCC, the combined financial statements included in this proxy statement have been prepared on a carve-out basis from TDCC, which requires certain assumptions and estimates relating to, among other things, allocation of corporate services, foreign currency exchange gains and losses, interest expense, income taxes and other matters.

TDCC will provide a number of services to AgroFresh pursuant to the Transition Services Agreement. When such agreement terminates, AgroFresh will be required to replace such services, and the economic terms of the new arrangements may be less favorable to it.

        Under the terms of the Transition Services Agreement that Boulevard will enter into with TDCC in connection with the Closing, TDCC will provide AgroFresh, for a fee, specified support services related to corporate functions for various terms following the Transaction, such as marketing and sales support (one year term), customer service (one year term), supply chain (one year term), purchasing (one year term), finance (six month term), information systems services (five year term), environmental, health and safety (six month term), and general consulting (one year term), unless earlier terminated according to the terms of the agreement. As each of the foregoing services terminate pursuant to the terms of the Transition Services Agreement, Boulevard will be required to either enter into a new agreement with TDCC or another services provider or assume the responsibility for these functions. We cannot assure you that the economic terms of the new arrangements will be similar to those under AgroFresh's current arrangements with TDCC. If we are unable to renew or replace such arrangements on a comparable basis, AgroFresh's business, financial condition and results of operations may be materially and adversely affected.

        For a summary of the material terms of the Transition Service Agreement, see "Certain Relationships and Related Transactions."

We may need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets.

        We expect to have substantial balances of goodwill and identified intangible assets as a result of the Transactions. We are required to test goodwill and any other intangible asset with an indefinite life for possible impairment on the same date each year and on an interim basis if there are indicators of a possible impairment. We are also required to evaluate amortizable intangible assets and fixed assets for impairment if there are indicators of a possible impairment. There is significant judgment required in the analysis of a potential impairment of goodwill, identified intangible assets and fixed assets. If, as a result of a general economic slowdown, deterioration in one or more of the markets in which we operate or impairment in AgroFresh's financial performance and/or future outlook, the estimated fair value of its long-lived assets decreases, we may determine that one or more of AgroFresh's long-lived assets is impaired. An impairment charge would be determined based on the estimated fair value of the assets and any such impairment charge could have a material adverse effect on AgroFresh's financial condition and results of operations.

Risks Related to Boulevard and the Business Combination

        References in this "Risks Related to Boulevard and the Business Combination" section to "Boulevard," the "Company," "we," "us" and "our" shall refer to Boulevard Acquisition Corp.

Subsequent to the consummation of the Business Combination, we may be required to take writedowns or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

        Although we have conducted due diligence on AgroFresh, we cannot assure you that this diligence revealed all material issues that may be present in AgroFresh's business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and AgroFresh's control will not later arise. As a result, we may be forced to later writedown or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

There can be no assurance that our common stock will be approved for listing on NASDAQ following the closing, or if approved, that we will be able to comply with the continued listing standards of NASDAQ.

        Our common stock, units and warrants are currently listed on NASDAQ. In connection with the closing of the Business Combination, we intend to apply to continue to list our common stock and warrants on NASDAQ after the closing under the symbols "AGSF" and "AGSFW," respectively. As part of the application process, we are required to provide evidence that we are able to meet the initial listing requirements of NASDAQ. Our application has not yet been approved. This may depend on the number of our shares that are redeemed. If, after the Business Combination, NASDAQ delists our common stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

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  a limited availability of market quotations for our securities;

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  a determination that our common stock is a "penny stock" which will require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

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  a limited amount of analyst coverage; and

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  a decreased ability to issue additional securities or obtain additional financing in the future.

If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

        If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Purchase Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination. Because the share exchange ratio in the Purchase Agreement will not be adjusted to reflect any changes in the market price of our common stock, the market value of the Company common stock issued in the Business Combination may be higher or lower than the values of these shares on earlier dates.

        In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for AgroFresh's common stock. Accordingly, the valuation ascribed to AgroFresh and our common stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

        Factors affecting the trading price of our securities may include:

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  actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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  changes in the market's expectations about our operating results;

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  success of competitors;

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  our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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  changes in financial estimates and recommendations by securities analysts concerning the Company or the specialty chemicals industry in general;

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  operating and stock price performance of other companies that investors deem comparable to the Company;

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  our ability to market new and enhanced products on a timely basis;

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  changes in laws and regulations affecting our business;

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  our ability to meet compliance requirements;

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  commencement of, or involvement in, litigation involving the Company;

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  changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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  the volume of shares of our common stock available for public sale;

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  any major change in our board of directors or management;

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  sales of substantial amounts of common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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  general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

        Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and NASDAQ in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Warrants will become exercisable for our common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

        If the Business Combination is completed, outstanding warrants to purchase an aggregate of 17,185,000 shares of Boulevard Common Stock (before giving effect to the Warrant Purchase Agreement to be entered into in connection with the Transaction) will become exercisable in accordance with the terms of the warrant agreement governing those securities. These warrants will become exercisable 30 days after the completion of the Business Combination, and will expire at 5:00 p.m., New York time, five years after the completion of the Business Combination or earlier upon redemption or liquidation. The exercise price of these warrants will be $11.50 per share, or approximately $197.6 million in the aggregate for all shares underlying these warrants, assuming none of the warrants are exercised through "cashless" exercise. To the extent such warrants are exercised, additional shares of our common stock will be issued, which will result in dilution to the holders of common stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of our common stock.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Company, its business, or its market, or if they change their recommendations regarding our common stock adversely, the price and trading volume of our common stock could decline.

        The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company. If no securities or industry analysts commence coverage of the Company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our common stock would likely decline. If any analyst who may cover the Company were to cease coverage of the Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline.

Anti-takeover provisions contained in our certificate of incorporation and bylaws could impair a takeover attempt.

        The Company's second amended and restated certificate of incorporation, as proposed to be adopted pursuant to the Certificate Proposal, and bylaws contain provisions that could have the effect of delaying or preventing changes in control or changes in our management without the consent of our board of directors. These provisions include:

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  a classified board of directors with three-year staggered terms, which may delay the ability of stockholders to change the membership of a majority of our board of directors;

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  no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;

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  the exclusive right of our board of directors to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director, which prevents stockholders from being able to fill vacancies on our board of directors;

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  the ability of our board of directors to determine whether to issue shares of preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

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  a prohibition on stockholder action by written consent, which forces stockholder action to be taken at a special meeting of our stockholders;

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  the requirement that an annual meeting of stockholders may be called only by the chairman of the board of directors, the chief executive officer, or the board of directors, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors;

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  limiting the liability of, and providing indemnification to, our directors and officers;

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  controlling the procedures for the conduct and scheduling of stockholder meetings;

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  providing that directors may be removed prior to the expiration of their terms by stockholders only for cause; and

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  advance notice procedures that stockholders must comply with in order to nominate candidates to our board of directors or to propose matters to be acted upon at a stockholders' meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer's own slate of directors or otherwise attempting to obtain control of the Company's board of directors.

        These provisions, alone or together, could delay hostile takeovers and changes in control of the Company or changes in our management. Any provision of our second amended and restated certificate of incorporation or bylaws that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of our common stock, and could also affect the price that some investors are willing to pay for our common stock.

If we are unable to effect a business combination by February 19, 2016, we will be forced to liquidate and the warrants will expire worthless.

        If we do not complete a business combination by February 19, 2016, our amended and restated certificate of incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and the board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In the event of liquidation, there will be no distribution with respect to the company's outstanding warrants. Accordingly, the warrants will expire worthless.

        For illustrative purposes, based on funds in the trust account of approximately $220.5 million on December 31, 2014, the estimated per share redemption price would have been approximately $10.00.

If we are forced to liquidate, our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

        Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination by February 19, 2016 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, we intend to redeem our public shares as soon as reasonably possible following February 19, 2016 in the event we do not consummate an initial business combination and, therefore, we do not intend to comply with those procedures.

        Because we will not be complying with Section 280, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to us at such time that will provide for the payment of all existing and pending claims or claims that may be potentially brought against the Company within the ten years following dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses, the only likely claims to arise would be from vendors (such as lawyers, investment bankers, and consultants) or prospective target businesses. If the Company's plan of distribution complies with Section 281(b) of the DGCL, any liability of our stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination within the required timeframe is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after February 19, 2016 in the event we do not consummate an initial business combination, this may be viewed or interpreted as giving preference to our stockholders over any potential creditors with respect to access to or distributions from the Company's assets. Furthermore, our board of directors may be viewed as having breached its fiduciary duties to the Company's creditors and/or may have acted in bad faith, thereby exposing itself and the Company to claims of punitive damages, by paying our stockholders from the trust account prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against the Company for these reasons.

Unlike some other blank check companies, Boulevard does not have a specified maximum redemption threshold. The absence of such a redemption threshold will make it easier for us to consummate the Business Combination even if a substantial number of our stockholders do not agree.

        Since the Company has no specified maximum redemption threshold, our structure is different in this respect from the structure that has been used by some blank check companies.

        Previously, blank check companies would not be able to consummate a business combination if the holders of the company's public shares elected to redeem or convert more than a specified percentage of the shares sold in such company's initial public offering, which percentage threshold is typically between 19.99% and 39.99%. As a result, unlike as with other prior blank check companies, we may be able to consummate the Business Combination even though a substantial number of our public stockholders have redeemed their shares. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,010.

        Activities taken by affiliates of the Company to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combination Proposal and other proposals and may affect the market price of the Company's securities during the buyback period.

        Our Sponsor, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the Business Combination. None of our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of our Sponsor, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

        If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such proposals would be approved. In addition, if the market does not view the Business Combination positively, purchases of public shares may have the effect of counteracting the market's view, which would otherwise be reflected in a decline in the market price of our securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of our securities.

        As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals.

Our Initial Stockholders, including the Sponsor, have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

        Unlike blank check companies in which the founders agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, our Initial Stockholders, including the Sponsor, have agreed to vote any shares of common stock owned by them in favor of our initial business combination. As of the date hereof, our Initial Stockholders own shares equal to approximately 20.0% of our issued and outstanding shares of common stock. Accordingly, it is more likely that the necessary stockholder approval will be received for the Business Combination than would be the case if our Initial Stockholders agreed to vote any shares of common stock owned by them in accordance with the majority of the votes cast by our public stockholders.

Our stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in the Business Combination. Having a minority share position may reduce the influence that our current stockholders have on the management of the Company.

        We expect to issue 17,500,000 shares of common stock of the Company at the Closing to TDCC, subject to adjustment as described herein. As a result, our current stockholders will hold approximately 61% of the post-Transaction company. This percentage is based on a number of assumptions and is subject to adjustment in accordance with the terms of the Purchase Agreement. This percentage assumes that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. This percentage also does not take into account (i) the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the Warrant Purchase Agreement to be entered into in connection with the Transaction. If our stockholders experience dilution, a further minority share position may reduce the influence that Boulevard's current stockholders have on its management. See "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information. Consequently, the ability of our current stockholders following the Business Combination to influence management of the Company through the election of directors will be substantially reduced.

If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our common stock for a pro rata portion of the trust account.

        Holders of public shares are not required to affirmatively vote against the Business Combination Proposal in order to exercise their rights to redeem their shares for a pro rata portion of the trust account. In order to exercise their redemption rights, they are required to submit a request in writing and deliver their stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting of the Stockholders. Stockholders electing to redeem their shares will receive their pro rata portion of the trust account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. See the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders" for additional information on how to exercise your redemption rights.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a "group," will be restricted from seeking redemption rights with respect to more than 20% of the public shares.

        A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a "group," will be restricted from seeking redemption rights with respect to more than 20% of the public shares. Accordingly, if you hold more than 20% of the public shares and the Business Combination Proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 20% or sell them in the open market. We cannot assure you that the value of such excess shares will appreciate over time following the Business Combination or that the market price of our common stock will exceed the per-share redemption price.

Directors of the Company have potential conflicts of interest in recommending that securityholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

        When considering our board of directors' recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that certain of the directors and the executive officers of the Company have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

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  the beneficial ownership of our Sponsor and certain of our directors to hold the 5,512,500 shares of Boulevard Common Stock currently beneficially owned by them following the Business Combination, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on July [    •    ], 2015;

  •
  the ownership of our Sponsor to hold the 6,160,000 private placement warrants to purchase shares of our common stock currently held by it (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on July [    •    ], 2015;

  •
  the continuation of certain of our directors as directors (but not officers) of the Company;

  •
  the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

  •
  the terms and conditions of the Standby Agreement and the Letter Agreement.

        Further, all of the shares of Boulevard Common Stock currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption, and the private placement warrants that are held by our Sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose whatever value is attributable to those shares and warrants.

        These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Purchase Agreement may result in a conflict of interest when determining whether such changes to the terms of the Purchase Agreement or waivers of conditions are appropriate and in the best interests of our securityholders.

        In the period leading up to the closing of the Business Combination, other events may occur that, pursuant to the Purchase Agreement, would require the Company to agree to amend the Purchase Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of AgroFresh's business, a request by TDCC to undertake actions that would otherwise be prohibited by the terms of the Purchase Agreement or the occurrence of other events that would have a material adverse effect on AgroFresh's business and would entitle the Company to terminate the Purchase Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through its board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for the Company and our securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the transaction that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

If we are unable to complete the Business Combination by February 19, 2016, the amended and restated certificate of incorporation provides that Boulevard's corporate existence will automatically terminate and we will dissolve and liquidate. In such event, third parties may bring claims against the Company and, as a result, the proceeds held in trust could be reduced and the per share liquidation price received by stockholders could be less than $10.00 per share.

        We must complete a business combination by February 19, 2016, when, pursuant to our amended and restated certificate of incorporation, our corporate existence will terminate and we will be required to liquidate. In such event, third parties may bring claims against us. Although we have obtained waiver agreements from many of the vendors and service providers we have engaged and prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that such parties will not bring claims seeking recourse against the trust account including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as other claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the trust account. Further, we could be subject to claims from parties not in contract with it who have not executed a waiver, such as a third party claiming tortious interference as a result of the Business Combination. Avenue Capital Management II, L.P., an affiliate of our Sponsor, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account or to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then Avenue Capital Management II, L.P. will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether Avenue Capital Management II, L.P. has sufficient funds to satisfy its indemnity obligations, and we have not asked Avenue Capital Management II, L.P. to reserve for such indemnification obligations. Therefore, we cannot assure you that Avenue Capital Management II, L.P. would be able to satisfy those obligations. If Avenue Capital Management II, L.P. asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Avenue Capital Management II, L.P. to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Avenue Capital Management II, L.P. to enforce its indemnification obligations to us, it is possible that our independent directors, in exercising their business judgment, may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable, or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

Stockholders of Boulevard who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising redemption rights.

        Public stockholders who wish to redeem their shares for a pro rata portion of the trust account must, among other things, tender their certificates to our transfer agent or deliver their shares to the transfer agent electronically through the DTC prior to 4:30 P.M., New York time, on the second business day prior to the special meeting of stockholders. In order to obtain a physical stock certificate, a stockholder's broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

The financial statements included in this proxy statement do not take into account the consequences to Boulevard of a failure to complete a business combination by February 19, 2016.

        The financial statements included in this proxy statement have been prepared assuming that we would continue as a going concern. As discussed in Note 1 to the Notes to the Boulevard financial statements for the year ended December 31, 2014, we are required to complete the Business Combination by February 19, 2016. The possibility of the Business Combination not being consummated raises some doubt as to our ability to continue as a going concern and the financial statements do not include any adjustments that might result from the outcome of this uncertainty. Boulevard has agreed that if the Purchase Agreement is terminated for any reason other than for TDCC's uncured breach, Boulevard will not, among other things, consummate a business combination transaction with another party.

The Company and AgroFresh will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

        Uncertainty about the effect of the Business Combination on employees, third-party contingent staff and other third parties may have an adverse effect on the Company and AgroFresh. These uncertainties may impair our or AgroFresh's ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or AgroFresh's business could be harmed.

We will incur significant transaction and transition costs in connection with the Business Combination.

        We expect to incur significant, non-recurring costs in connection with consummating the Business Combination and AgroFresh operating as a public company. We may incur additional costs to maintain employee morale and to retain key employees. We will also incur significant fees and expenses relating to financing arrangements and legal, accounting and other transaction fees and costs associated with the Business Combination. Some of these costs are payable regardless of whether the Business Combination is completed.

The unaudited pro forma financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

        The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" for more information.

Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel, including the key personnel of AgroFresh, all of whom we expect to stay with AgroFresh following the Business Combination. The loss of such key personnel could negatively impact the operations and profitability of the post-combination business.

        Our ability to successfully effect the Business Combination and successfully operate the business is dependent upon the efforts of certain key personnel, including the key personnel of AgroFresh. Although we expect all of such key personnel to remain with AgroFresh following the Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. Furthermore, while we have scrutinized individuals we intend to engage to stay with AgroFresh following the Business Combination, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.

We will incur substantial debt to complete the Business Combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our stockholders' investment in us.

        Pursuant to the Debt Commitment Letter, we expect to incur substantial indebtedness to complete the Business Combination. The incurrence of this debt could have a variety of negative effects, including:

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  default and foreclosure on our assets if our operating revenues after the Closing are insufficient to repay our debt obligations;

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  acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

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  our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

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  our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

  •
  our inability to pay dividends on our common stock;

  •
  using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our common stock if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

  •
  limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

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  increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

  •
  limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

  •
  other disadvantages compared to our competitors who have less debt.

Boulevard's board of directors did not obtain a fairness opinion in determining whether or not to proceed with the Transaction and, as a result, the terms may not be fair from a financial point of view to Boulevard's public stockholders.

        In analyzing the Transaction, the Boulevard board of directors conducted significant due diligence on AgroFresh. For a complete discussion of the factors utilized by Boulevard's board of directors in approving the Transaction, see the section entitled, "Proposal No. 1—Approval of the Business Combination—Boulevard's Board of Directors' Reasons for the Approval of the Business Combination." The Boulevard board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the business combination was fair from a financial perspective to its stockholders and that AgroFresh's fair market value was at least 80% of Boulevard's net assets (excluding deferred underwriting discounts and commissions). Notwithstanding the foregoing, Boulevard's board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, Boulevard's board of directors may be incorrect in its assessment of the transaction.

We will be required to pay TDCC for certain tax benefits we may claim in the future, and these amounts are expected to be material.

        Pursuant to the Tax Receivables Agreement with TDCC and AgroFresh, we will pay annually to TDCC 85% of the amount of any tax savings, if any, in U.S. federal, state and local income tax that we actually realize as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that we and TDCC have agreed to make in connection with the proposed Transaction.

        We expect that the payments that we may make under the Tax Receivables Agreement could be substantial. See the Unaudited Pro Forma Condensed Combined Financial Information for an estimate of the fair value of payments to be made pursuant to the Tax Receivables Agreement. It is possible that future transactions or events could increase or decrease the actual tax benefits realized and the corresponding Tax Receivables Agreement payments. There may be a material negative effect on our liquidity if we do not have sufficient funds to permit us to make payments under the Tax Receivables Agreement after we have paid taxes.

In certain cases, payments by us under the Tax Receivables Agreement may be accelerated or significantly exceed the tax benefits we realize in respect of the tax attributes subject to the Tax Receivables Agreement.

        The Tax Receivables Agreement will provide that if, at any time, we elect an early termination of the Tax Receivables Agreement, we would be required to make an immediate payment equal to the present value of the anticipated future payments to TDCC under the Tax Receivables Agreement, after the termination date. Such payment would be based on certain valuation assumptions and deemed events set forth in the Tax Receivables Agreement, including the assumption that we have sufficient taxable income to fully utilize such tax benefits. In addition, in the event of certain acquisition transactions by the Company or AgroFresh or a change of control of the Company or AgroFresh, an alternative calculation mechanic will apply to determine the amount paid to TDCC under the Tax Receivables Agreement, which alternative calculation mechanic could result in payments to TDCC that are greater than the tax benefits actually realized by the Company in respect of the tax attributes subject to the Tax Receivables Agreement. Accordingly, payments under the Tax Receivables Agreement may be made years in advance of the actual realization, if any, of the anticipated future tax benefits and may be significantly greater than the benefits we realize in respect of the tax attributes subject to the Tax Receivables Agreement. In these situations, our obligations under the Tax Receivables Agreement could have a substantial negative impact on our liquidity. We may not be able to finance our obligations under the Tax Receivables Agreement and any indebtedness we incur may limit our subsidiaries' ability to make distributions to us to pay these obligations. In addition, our obligations under the Tax Receivables Agreement could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combinations or other changes of control that could otherwise be in the best interests of our stockholders.

Risks Related to Boulevard Common Stock

TDCC and our Sponsor will have significant influence over us after the Business Combination, which could limit your ability to influence the outcome of key transactions, including a change of control.

        Immediately following the completion of the Business Combination, TDCC and our Sponsor (and its affiliates) may beneficially own approximately 35% and 12%, respectively, of our outstanding common stock (subject to certain assumptions, including that all share calculations (i) assume no exercise of redemption rights by Boulevard's public stockholders, (ii) assume 17,500,000 shares of Boulevard Common Stock are issued in the Transaction (iii) assumes 4,878,048 shares of Boulevard Common Stock are issued to the Private Placement Investors in the Transaction, (iv) do not include any shares of Boulevard Common Stock issuable upon exercise of Boulevard's warrants, and (v) do not take into account the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination. In addition, our Sponsor may beneficially own a significant percentage of our outstanding warrants. Because of the degree of concentration of voting power (and the potential for such power to increase upon the purchase of additional stock or the exercise of warrants), your ability to elect members of our board of directors and influence our business and affairs, including any determinations with respect to mergers or other business combinations, the acquisition or disposition of assets, the incurrence of indebtedness, the issuance of any additional common stock or other equity securities, the repurchase or redemption of common stock and the payment of dividends, may be diminished.

        Additionally, members of our Sponsor are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Such members of our Sponsor may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us.

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

        We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

  •
  changes in the valuation of our deferred tax assets and liabilities;

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  expected timing and amount of the release of any tax valuation allowances;

  •
  tax effects of stock-based compensation;

  •
  costs related to intercompany restructurings;

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  changes in tax laws, regulations or interpretations thereof; or

  •
  lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

        In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

Our stock price could be extremely volatile, and, as a result, you may not be able to resell your shares at or above the price you paid for them.

        In recent years the stock market in general has been highly volatile. As a result, the market price and trading volume of our common stock is likely to be similarly volatile, and investors in our common stock may experience a decrease, which could be substantial, in the value of their stock, including decreases unrelated to our results of operations or prospects, and could lose part or all of their investment. The price of our common stock could be subject to wide fluctuations in response to a number of factors, including those described elsewhere in this proxy statement and others such as:

  •
  variations in our operating performance and the performance of our competitors;

  •
  actual or anticipated fluctuations in our quarterly or annual operating results;

  •
  publication of research reports by securities analysts about us or our competitors or our industry;

  •
  the public's reaction to our press releases, our other public announcements and our filings with the SEC;

  •
  our failure or the failure of our competitors to meet analysts' projections or guidance that we or our competitors may give to the market;

  •
  additions and departures of key personnel;

  •
  strategic decisions by us or our competitors, such as acquisitions, divestitures, spin-offs, joint ventures, strategic investments or changes in business strategy;

  •
  the passage of legislation or other regulatory developments affecting us or our industry;

  •
  speculation in the press or investment community;

  •
  changes in accounting principles;

  •
  terrorist acts, acts of war or periods of widespread civil unrest;

  •
  natural disasters and other calamities; and

  •
  changes in general market and economic conditions.

        In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert our management's attention and resources, and could also require us to make substantial payments to satisfy judgments or to settle litigation.

Regulatory compliance may divert our management's attention from day-to-day management of our business, which could have a material adverse effect on our business.

        Our management team may not successfully or efficiently manage our continued transition to a public company that will be subject to significant regulatory oversight and reporting obligations under the federal securities laws and the regulations imposed by NASDAQ. In particular, these new obligations will require substantial attention from our senior management and could divert their attention away from the day-to-day management of our business, which could materially and adversely impact our business operations.

Your percentage ownership in us may be diluted by future issuances of capital stock, which could reduce your influence over matters on which stockholders vote.

        Following the completion of the Business Combination, our board of directors has the authority, without action or vote of our stockholders, to issue all or any part of our authorized but unissued shares of common stock, including shares issuable upon the exercise of options, or shares of our authorized but unissued preferred stock. Issuances of common stock or voting preferred stock would reduce your influence over matters on which our stockholders vote and, in the case of issuances of preferred stock, would likely result in your interest in us being subject to the prior rights of holders of that preferred stock.

There may be sales of a substantial amount of our common stock after the Business Combination by our current stockholders, and these sales could cause the price of our common stock to fall.

        After the Business Combination, there will be 45,062,500 shares of common stock outstanding (subject to certain assumptions, including no redemptions by Boulevard stockholders). Of our issued and outstanding shares that were issued prior to the Business Combination, all will be freely transferable, except for any shares held by our "affiliates," as that term is defined in Rule 144 under the Securities Act. Following completion of the Business Combination, we expect that approximately 12% of our outstanding common stock will be held by entities affiliated with our Sponsor, executive officers and directors. This percentage does not take into account 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding following the Business Combination (before giving effect to the Warrant Purchase Agreement to be entered into in connection with the Transaction).

        Future sales of our common stock may cause the market price of our securities to drop significantly, even if our business is doing well.

        At the Closing, we expect to enter in the Investor Rights Agreement, pursuant to which TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement, Avenue Special Opportunities Fund II, L.P., will be entitled to demand that Boulevard register the resale of their securities subject to certain minimum requirements. Stockholders who are party to the Investor Rights Agreement will also have certain "piggyback" registration rights with respect to registration statements filed subsequent to the Business Combination.

        Upon effectiveness of any registration statement we file pursuant to the Investor Rights Agreement, and upon the expiration of the lockup period applicable to the parties to the Investor Rights Agreement, these parties may sell large amounts of our stock in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in our stock price or putting significant downward pressure on the price of our stock.

        Sales of substantial amounts of our common stock in the public market after the Business Combination, or the perception that such sales will occur, could adversely affect the market price of our common stock and make it difficult for us to raise funds through securities offerings in the future.

We will incur significant increased expenses and administrative burdens as a public company, which could have a material adverse effect on our business, financial condition and results of operations.

        We will face increased legal, accounting, administrative and other costs and expenses as a public company that we do not incur as a private company. The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and NASDAQ, impose additional reporting and other obligations on public companies. We expect that compliance with public company requirements will increase our costs and make some activities more time-consuming. A number of those requirements will require us to carry out activities we have not done previously. For example, we will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, we will incur additional expenses associated with our SEC reporting requirements. Furthermore, if we identify any issues in complying with those requirements (for example, if we or our auditors identify a material weakness or significant deficiency in our internal control over financial reporting), we could incur additional costs rectifying those issues, and the existence of those issues could adversely affect us, our reputation or investor perceptions of us. We also expect that it will be more expensive to obtain director and officer liability insurance. Risks associated with our status as a public company may make it more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We expect that the additional reporting and other obligations imposed on us by these rules and regulations will increase our legal and financial compliance costs and the costs of our related legal, accounting and administrative activities by approximately $2 million per year. These increased costs will require us to divert a significant amount of money that we could otherwise use to expand our business and achieve our strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase our costs.

Because we have no current plans to pay cash dividends on our common stock for the foreseeable future, you may not receive any return on investment unless you sell your common stock for a price greater than that which you paid for it.

        We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that our board of directors may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur, including our credit facility. As a result, you may not receive any return on an investment in our common stock unless you sell our common stock for a price greater than that which you paid for it. See the section entitled "Price Range of Securities and Dividends—Dividends—Dividend Policy of Boulevard."

The JOBS Act permits "emerging growth companies" like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

        We qualify as an "emerging growth company" as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, we are eligible for and intend to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30 of that fiscal year, (ii) the last day of the fiscal year in which we had total annual gross revenue of $1 billion or more during such fiscal year (as indexed for inflation), (iii) the date on which we have issued more than $1 billion in non-convertible debt in the prior three-year period or (iv) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common stock in our initial public offering.

        In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

        We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Failure to establish and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and stock price.

        AgroFresh is not currently required to comply with the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act and therefore is not required to make a formal assessment of the effectiveness of its internal control over financial reporting for that purpose. As a publicly traded company, we are required to comply with the SEC's rules implementing Section 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of controls over financial reporting. Though we will be required to disclose changes made in our internal controls and procedures on a quarterly basis, we will not be required to make our first annual assessment of our internal control over financial reporting pursuant to Section 404 until the year following our first annual report required to be filed with the SEC. Pursuant to the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC or the date we are no longer an emerging growth company, which may be up to five full fiscal years following Boulevard's initial public offering.

        To comply with the requirements of being a public company, we may need to undertake various actions, such as implementing new internal controls and procedures and hiring additional accounting or internal audit staff. In addition, we may identify material weaknesses in our internal control over financial reporting that we may not be able to remediate in time to meet the applicable deadline imposed upon us for compliance with the requirements of Section 404.

        If we identify weaknesses in our internal control over financial reporting, are unable to comply with the requirements of Section 404 in a timely manner or to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal control over financial reporting, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could be negatively affected, and we could become subject to investigations by NASDAQ (the exchange on which our securities are listed), the SEC or other regulatory authorities, which could require additional financial and management resources.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        Unless otherwise stated, references to AgroFresh in this section generally refer to the Business as historically conducted on an integrated basis by AgroFresh Inc. and through operations within other subsidiaries of TDCC globally. Such references coincide with the scope of the business in the historical carve-out financial statements of "The AgroFresh Business" included in this proxy statement.

        The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 and for the year ended December 31, 2014, gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2014. The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 assumes that the Business Combination and the related proposed financing transactions were completed on March 31, 2015.

        The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 was derived from the Unaudited Combined Balance Sheet of the carve-out financial statements of AgroFresh, which historically operated as a combination of an indirect wholly-owned subsidiary and operations within other subsidiaries of TDCC, and Boulevard's unaudited condensed balance sheet, in each case, as of March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 was derived from the unaudited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh for the three months ended March 31, 2015 and Boulevard's unaudited condensed statement of operations for the three months ended March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the year ended December 31, 2014 was derived from the audited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh for the year ended December 31, 2014 and Boulevard's audited statement of operations for the year ended December 31, 2014.

        The Business Combination will be accounted for using the acquisition method of accounting under the provisions of Accounting Standards Codification ("ASC") 805, "Business Combinations" ("ASC 805"). The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying Unaudited Pro Forma Condensed Combined Financial Information.

        The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 and the year ended December 31, 2014 are not necessarily indicative of what the actual results of operations would have been had the Business Combination and related proposed financing transactions taken place on the date indicated, nor is it indicative of the future consolidated results of operations of the post-Transaction company. The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with the accompanying notes and the sections entitled "Information About AgroFresh," "AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations," the historical financial statements and notes thereto of Boulevard and the historical carve-out Combined Financial Statements and notes thereto of AgroFresh.

        The Unaudited Pro Forma Condensed Combined Financial Information has been prepared to illustrate the effect of the Business Combination and related proposed financing transactions and has been prepared for informational purposes only and should not be relied upon. The historical consolidated financial statements have been adjusted in the Unaudited Pro Forma Condensed Combined Financial Information to give effect to pro forma events that are (1) directly attributable to the Business Combination and related proposed financing transactions, (2) factually supportable and (3) with respect to the statement of operations and comprehensive income, expected to have a material continuing impact on the results of the post-Transaction company.

        The Unaudited Pro Forma Condensed Combined Financial Information presents three redemption scenarios as follows:

  •
  Assuming No Redemptions: This scenario assumes that no shares of Boulevard Common Stock are redeemed;

  •
  Assuming Redemptions of $30 million by holders of Boulevard Common Stock: This scenario assumes that three million shares of Boulevard Common Stock are redeemed, resulting in an aggregate payment of $30 million out of the Trust Account; and

  •
  Assuming Redemptions of $92.5 million by holders of Boulevard Common Stock: This scenario assumes that 9.25 million shares of Boulevard Common Stock are redeemed, resulting in an aggregate payment of $92.5 million out of the Trust Account. This reduction in the Trust Account of $92.5 million is assumed to result, pursuant to the Standby Agreement, in Boulevard issuing 2.5 million shares of Boulevard Common Stock to an Affiliate of the Sponsor for cash consideration of $25.0 million, a reduction in the cash amount payable to TDCC at Closing by $34.5 million and a corresponding increase by 3.45 million in the number of shares of Boulevard Common Stock to be received by TDCC at the Closing. This scenario provides an illustration of the maximum number of shares of Boulevard Common Stock that can be redeemed without resulting in TDCC owning in excess of 45% of the total number of shares of Boulevard Common Stock outstanding. If shares in excess of 9.25 million are redeemed, TDCC would not be obligated to consummate the Transaction, as the closing condition under the Purchase Agreement that TDCC not hold in excess of 45% of all outstanding shares of Boulevard Common Stock would not be satisfied. However, if TDCC were to waive this closing condition, it is possible that the Transaction will be consummated even if more than 9.25 million shares are redeemed.

        The scenario assuming $30 million of redemptions reflects a redemption level not resulting in the issuance of shares pursuant to the Standby Agreement, but does result, in a partial deferral of the TSA Execution fee paid to TDCC to maintain Boulevard's net tangible assets of no less than $5,000,010. The scenario assuming $92.5 million of redemptions provides an illustration of the maximum shares which can be issued to TDCC in order for TDCC's ownership to not exceed 45% of the total number of shares of Boulevard Common Stock outstanding.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2015

($ in thousands)	AgroFresh	Boulevard	Pro forma adjustments for financing	Notes	Pro forma adjustments for business combination	Notes	Pro Forma Combined (Assuming No Redemptions)	Pro Forma adjustments (Assuming $30 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $30 Million of Redemptions)	Pro Forma adjustments (Assuming $92.5 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $92.5 Million of Redemptions)
Assets:
Cash	$—	$527	$425,000	3a	$215,504	3d	$33,031	$(28,000)	3p	$5,031	$—		$5,031
	—	—	(10,125)	3b	(635,000)	3e	—	—		—	—		—
	—	—	50,000	3c	(12,875)	3f	—	—		—	—		—
Accounts & Notes Receivable:
Trade (net of allowance)	40,943	—	—		—		40,943	—		40,943	—		40,943
Other	851	—	—		(765)	3g	86	—		86	—		86
Prepaids and other assets	—	63	—		—		63	—		63	—		63
Inventories	14,251	—	—		—		14,251	—		14,251	—		14,251
Deferred income taxes—current	2,574	—	—		(2,574)	3g	—	—		—	—		—

Total current assets	58,619	590	464,875		(435,710)		88,374	(28,000)		60,374	—		60,374
Property, net	4,008	—	—		—		4,008	—		4,008	—		4,008
Goodwill	155,953	—	—		(87,625)	3h	68,328	—		68,328	4,347	3q	72,675
Other intangibles	88,832	—	—		774,168	3i	863,000	—		863,000	—		863,000
Deferred income taxes—noncurrent	611	—	—		(611)	3g	—	—		—	—		—
Investments held in Trust Account	—	220,504	—		(220,504)	3d	—	—		—	—		—
Other Assets	694	—	10,125	3b	9,957	3j	20,776	—		20,776	—		20,776

Total assets	$308,717	$221,094	$475,000		$39,675		$1,044,486	$(28,000)		$1,016,486	$4,347		$1,020,833

Liabilities:
Due to related party	$—	141	$—		$—		$141	$—		$141	$—		$141
Accounts payable:
Trade	5,204	—	—		—		5,204	—		5,204	—		5,204
Other	3,429	45	—		(1,301)	3g	2,173	2,000	3p	4,173	3,000	3q	7,173
Deferred revenue—current	2,000	—	—		(2,000)	3g	—	—		—	—		—
Income taxes payable—current	9,148	—	—		(9,148)	3g	—	—		—	—		—
Deferred income taxes—current	32	—	—		(32)	3g	—	—		—	—		—
Accrued and other current liabilities	2,211	227	—		(289)	3g	2,149	—		2,149	—		2,149
Short-term portion of long-term debt	—	—	17,000	3a	—		17,000	—		17,000	—		17,000

Total current liabilities	22,024	413	17,000		(12,770)		26,667	2,000		28,667	3,000		31,667
Long-term debt	—	—	408,000	3a	—		408,000	—		408,000	—		408,000
Deferred revenue—noncurrent	3,833	—	—		(3,833)	3g	—	—		—	—		—
Deferred income taxes—noncurrent	24,608	—	—		(24,608)	3g	—	—		—	—		—
Accrued liabilities—noncurrent	2,850	7,717	—		157,113	3k	167,680	—		167,680	—		167,680

Total liabilities	53,315	8,130	425,000		115,902		602,347	2,000		604,347	3,000		607,347

Redeemable equity	—	207,964	—		(207,964)	3m	—	—		—	—		—
Equity:
Net parent investment	254,678	—	—		(254,678)	3l	—	—		—	—		—
Preferred Stock	—	—	—		—		—	—		—	—		—
Common Stock	—	1	1	3c	4	3n	6	—		6	—		6
Additional paid-in capital	—	5,978	49,999	3c	405,010	3n	460,987	(30,000)	3p	430,987	1,347	3q	432,334
Accumulated deficit	—	(979)	—		(17,875)	3o	(18,854)	—		(18,854)	—		(18,854)
Accumulated OCI	724	—	—		(724)	3l	—	—		—	—		—

Total equity	255,402	5,000	50,000		131,737		442,139	(30,000)		412,139	1,347		413,486

Total liabilities and combined equity	$308,717	$221,094	$475,000		$39,675		$1,044,486	$(28,000)		$1,016,486	$4,347		$1,020,833

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income
For the three months ended March 31, 2015

($ in thousands)	AgroFresh	Boulevard	Pro forma adjustments for business combination	Notes	Pro forma adjustment for financing	Notes	Pro Forma Combined (Assuming No Redemptions)	Pro Forma adjustments (Assuming $30 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $30 Million of Redemptions)	Pro Forma adjustments (Assuming $92.5 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $92.5 Million of Redemptions)
Net Sales	$32,796	$—	$(500)	4a	$—		$32,296	$—		$32,296	$—		$32,296
Cost of sales	5,007	—	—		—		5,007	—		5,007	—		5,007
Research and Development	4,583	—	—		—		4,583	—		4,583	—		4,583
Selling, General, and Administrative	6,362	306	147	4b	—		6,815	—		6,815	—		6,815
Amortization	7,267	—	3,521	4c	—		10,788	—		10,788	—		10,788
Interest expense	—	—	—		6,312	4d	6,312	—		6,312	—		6,312
Sundry expense—net	1	(1)	—		—		—	—		—	—		—

Income (Loss) before income taxes	9,576	(305)	(4,168)		(6,312)		(1,209)	—		(1,209)	—		(1,209)

Provision for income taxes	7,096	—	(1,542)	4e	(2,335)	4e	3,219	—		3,219	—		3,219

Net income (loss)	$2,480	$(305)	$(2,626)		$(3,977)		$(4,428)	—		$(4,428)	—		$(4,428)

Other comprehensive income (loss):
Translation adjustments, net of tax	(1,334)	—	—		—		(1,334)	—		(1,334)	—		(1,334)

Comprehensive income	$1,146	$(305)	$(2,626)		$(3,977)		$(5,762)	$—		$(5,762)	$—		$(5,762)

Earnings (loss) per share—basic & diluted	n/a	$(0.045)	$(0.06)				$(0.09)	—		$(0.09)	—		$(0.09)
Weighted average shares outstanding—basic & diluted	n/a	6,736,000	43,204,548	5a			49,940,548	(3,000,000)		46,940,548	(300,000)		46,640,548

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income
For the year ended December 31, 2014

($ in thousands)	AgroFresh	Boulevard	Pro forma adjustments for business combination	Notes	Pro forma adjustment for financing	Notes	Pro Forma Combined (Assuming No Redemptions)	Pro Forma adjustments (Assuming $30 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $30 Million of Redemptions)	Pro Forma adjustments (Assuming $92.5 Million of Redemptions)	Notes	Pro Forma Combined (Assuming $92.5 Million of Redemptions)
Net Sales	$180,508	$—	$(2,000)	4a	$—		$178,508	$—		$178,508	$—		$178,508
Cost of sales	30,659	—	—		—		30,659	—		30,659	—		30,659
Research and Development	19,399	—	—		—		19,399	—		19,399	—		19,399
Selling, General, and Administrative	31,534	677	1,175	4b	—		33,386	—		33,386	—		33,386
Amortization	29,656	—	13,494	4c	—		43,150	—		43,150	—		43,150
Interest expense	—	—	—		25,858	4d	25,858	—		25,858	—		25,858
Sundry expense—net	4	(3)	—		—		1	—		1	—		1

Income (Loss) before income taxes	69,256	(674)	(16,669)		(25,858)		26,055	—		26,055	—		26,055

Provision for income taxes	41,399	—	(6,167)	4e	(9,568)	4e	25,664	—		25,664	—		25,664

Net income (loss)	$27,857	$(674)	$(10,502)		$(16,290)		$391	—		$391	—		$391

Other comprehensive income (loss):
Translation adjustments, net of tax	(4,323)	—	—		—		(4,323)	—		(4,323)	—		(4,323)

Comprehensive income	$23,534	$(674)	$(10,502)		$(16,290)		$(3,932)	$—		$(3,932)	$—		$(3,932)

Earnings (loss) per share—basic & diluted	n/a	$(0.10)	$(0.24)				$0.01	—		$0.01	—		$0.01
Weighted average shares outstanding—basic & diluted	n/a	6,613,000	43,327,548	5b			49,940,548	(3,000,000)		46,940,548	(300,000)		46,640,548

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of Transaction

        Pursuant to the Purchase Agreement, Boulevard proposes to acquire all of the issued and outstanding shares of capital stock of AgroFresh Inc., an indirect wholly owned subsidiary of TDCC. For purposes of the Unaudited Pro Forma Condensed Combined Financial Information, the Business Combination purchase price is deemed to be $978.3 million. In accordance with relevant accounting rules, this figure reflects:

  •
  the $810 million purchase price in cash and shares of Boulevard Common Stock specified in the Purchase Agreement (comprised of $635 million in cash and 17.5 million shares of Boulevard Common Stock with a deemed value of $10 per share);

  •
  an increase in the fair value of the consideration paid in the form of shares by valuing such shares at $11.26 per share (the closing sales price of the shares on May 29, 2015 as reported on The NASDAQ Capital Market);

  •
  an assumed risk adjusted present value (fair value) of the potential additional deferred payment which may be payable to TDCC in 2018 (see "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement—Consideration");

  •
  an assumed risk adjusted present value (fair value) of the payments to be made by AgroFresh to TDCC over time under the Tax Receivable Agreement (see "Proposal No. 1—Approval of the Business Combination—The Tax Receivables Agreement");

  •
  a fair value of the warrants to be received by TDCC under the Warrant Purchase Agreement of $3.10 per warrant, which is the closing sales price of the warrants on May 29, 2015, as reported on The NASDAQ Capital Market (see "Proposal No. 1—Approval of the Business Combination—The Warrant Purchase Agreement").

        The portion of the purchase price payable in shares of Boulevard Common Stock will be valued at the Boulevard share price at the consummation of the Transaction. A $1.00 per share change in Boulevard Common Stock would change the purchase price by approximately $17.5 million with a corresponding change to goodwill. The actual purchase price will fluctuate with the price of Boulevard Common Stock until the Closing, and the final valuation could differ significantly from the current estimate.

        The amounts described above in respect of the additional deferred payment and the Tax Receivable Agreement are presented herein in the aggregate and referred to as the "Contingent Consideration".

2. Basis of Presentation

        The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 assumes that the Business Combination and the related proposed financing transactions were completed on March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 and the year ended December 31, 2014 gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2014. The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 was derived from the Unaudited Combined Balance Sheets of the carve-out financial statements of AgroFresh and the unaudited condensed balance sheet of Boulevard, in each case, as of March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the three months ended March 31, 2015 was derived from the unaudited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh for the three months ended March 31, 2015 and

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

2. Basis of Presentation (Continued)

Boulevard's unaudited condensed statement of operations for the three months ended March 31, 2015. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the year ended December 31, 2014 was derived from the audited Combined Statements of Income and Comprehensive Income of the carve-out financial statements of AgroFresh and the audited statement of operations of Boulevard, in each case for the year ended December 31, 2014.

        The Unaudited Pro forma Condensed Combined Financial Information was prepared using the acquisition method of accounting and was based on the audited historical financial information of AgroFresh and Boulevard. The acquisition method of accounting, based on ASC 805, uses the fair value concepts defined in ASC 820, "Fair Value Measurement" ("ASC 820"). The historical consolidated financial information has been adjusted in the accompanying Unaudited Pro Forma Condensed Combined Financial Information to give effect to pro forma events that are (i) directly attributable to the Business Combination and the related proposed financing transactions, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations and comprehensive income expected to have a material continuing impact on the consolidated results. Unless indicated otherwise, all amounts presented in the unaudited pro forma condensed combined financial information section are in thousands, except per share information.

        ASC 820 defines fair value, establishes the framework for measuring fair value for any asset acquired or liability assumed under GAAP, expands disclosures about fair value measurements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as "the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date". This is an exit price concept for the valuation of an asset or liability. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants, and as a result, assets may be required to be recorded which are not intended to be used or sold and/or to value assets at a fair value measurement that do not reflect management's intended use for those assets. Fair value measurements can be highly subjective and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances. ASC 805 requires, among other things, that most assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date.

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

        The estimated purchase price and the allocation of the estimated purchase price discussed below are preliminary. The final allocation of the purchase price will be determined at a later date and is dependent on a number of factors, including the determination of the final aggregate consideration paid in connection with the Business Combination as a result of all adjustments set forth in the Purchase Agreement and other key transaction agreements and the final evaluation of AgroFresh's tangible and identifiable intangible assets acquired and liabilities assumed. Such final adjustments, including increases or decreases to depreciation or amortization resulting from the allocation of purchase price to depreciable property, plant and equipment and amortizable intangible assets, respectively, may be material. The allocation is expected to occur within one year of the consummation of the Business Combination and any necessary adjustments will be reflected in Boulevard's financial statements accordingly.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments (Continued)

        The preliminary consideration and allocation of the purchase price to the fair value of AgroFresh's assets acquired and liabilities assumed as if the acquisition date was March 31, 2015 is presented as follows (in thousands):

	Notes	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming $30 Million Redemptions)	Pro Forma Combined (Assuming $92.5 Million Redemptions)
Calculation of consideration
Cash consideration		$635,000	$635,000	$600,500
Stock issued to TDCC at fair value	3r	197,050	197,050	235,897
Warrants issued to TDCC at fair value	3s	18,600	18,600	18,600

Purchase price		850,650	850,650	854,997
Contingent consideration		127,689	127,689	127,689

Total consideration to be transferred		978,339	978,339	982,686
Recognized amounts of identifiable assets acquired and liabilities assumed
Book value of AgroFresh net assets		255,402	255,402	255,402
Less: Assets not transferring with the transaction		(3,950)	(3,950)	(3,950)
Plus: Liabilities not assumed with the transaction		42,316	42,316	42,316
Less: Historical AgroFresh goodwill		(155,953)	(155,953)	(155,953)
Less: Historical AgroFresh intangible assets		(88,832)	(88,832)	(88,832)

Total—recognized amounts of identifiable assets acquired and liabilities assumed		48,983	48,983	48,983

Total consideration less recognized amounts of identified net assets assumed		929,356	929,356	933,703
Fair value adjustments of net assets acquired
Identifiable intangible assets:
Developed technology		855,000	855,000	855,000
Customer relationships		8,000	8,000	8,000
Other		(1,972)	(1,972)	(1,972)

Goodwill		$68,328	$68,328	$72,675

        The following notes reference the Unaudited Pro Forma Condensed Combined Balance Sheet:

  a)
  Represents the issuance of $425 million of a new term loan facility. The proposed term loan facility will mature on the date that is six years after Closing, and will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the loan.

  b)
  In connection with the incurrence of the new term loan facility and a new revolving credit facility, approximately $10.1 million of debt issuance costs are expected to be capitalized and amortized over the life of the underlying issuances.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments (Continued)

  c)
  Represents the issuance of 4,878,048 shares at a price of $10.25 per share to raise an aggregate of $50 million of additional equity at Closing. Boulevard has entered into Subscription Agreements with five investors contingent on the consummation of the proposed acquisition of AgroFresh.

  d)
  Represents the reclassification of the cash equivalents held in the Trust Account in the form of investments to cash and cash equivalents to reflect the fact that these investments are available for use in connection with the Business Combination and the payment of $5.0 million for an execution fee under the Transition Services Agreement ("the TSA Execution Fee"). The Unaudited Pro Forma Condensed Combined Balance Sheet reflects $5.0 million payment related to the TSA Execution Fee as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income as they are directly related to the Business Combination and will be nonrecurring.

  e)
  In accordance with the Purchase Agreement and the Standby Agreement, the purchase price of $635 million cash plus 17,500,000 shares paid to TDCC is to be adjusted to ensure that the post-Transaction company has at least $5 million of operating cash following the Closing. Assuming no redemptions of Boulevard Common Stock, there is no reduction to the cash purchase price. See the section entitled "Proposal No. 1—Approval of the Business Combination—Total Boulevard Shares to be Issued in the Business Combination" for a discussion of the impact of redemptions.

  f)
  To record estimated acquisition-related transaction costs of approximately $12.9 million. In accordance with ASC 805, acquisition-related transaction costs and related charges are not included as a component of consideration to be transferred but are required to be expensed as incurred. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects these costs as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income as they are directly related to the Business Combination and will be nonrecurring.

  g)
  Represents assets and liabilities included in the unaudited carve-out Combined Financial Statements of AgroFresh to be retained by TDCC pursuant to the Purchase Agreement including (i) $0.7 million insurance receivable related to pending litigation, (ii) $3.2 million current and noncurrent deferred income tax assets, (iii) $0.7 million liability related to the insured pending litigation referred to in (i), (iv) $0.6 million liability related to accrued payroll deductions, (v) $5.8 million related to current and noncurrent deferred revenue, (vi) $9.1 million related to income taxes payable, (vii) $24.6 million in current and noncurrent deferred income tax liabilities, and (viii) $0.3 million related to an employee incentive compensation liability.

  h)
  AgroFresh's goodwill as of March 31, 2015 totaled approximately $156.0 million before any adjustment for the impact of the Business Combination. As a result of the Business Combination, goodwill is calculated as the purchase price less the fair value of assets acquired less liabilities assumed. For purposes of showing the pro forma effect, the assumed acquisition of AgroFresh by Boulevard as of March 31, 2015 would have resulted in a net decrease in goodwill of approximately $87.7 million to $68.3 million.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments (Continued)

  i)
  Represents the incremental fair value step-up of certain intangible assets currently valued at $88.8 million to arrive at their estimated fair value of $863.0 million. The intangible assets acquired are expected to be amortized over an average useful life of 20 years. The fair value estimates of developed technology and customer relationships are preliminary and were determined utilizing the multi-period excess earnings method. The developed technology refers to 1-MCP and alpha-cyclodextrin and their application in SmartFreshTM, HarvistaTM, and RipeLockTM products and the fruit storage technology solution, AdvanStoreTM.

  j)
  Represents the recoverable portion of the value-added taxes (or similar transfer taxes) related to the Business Combination. This amount was estimated at $10.0 million based on applying the estimated value-added tax (or similar transfer tax) rates applicable in each jurisdiction to the preliminary appraisal value of each class of assets transferred in that jurisdiction as part of the Business Combination.

  k)
  Represents the net impact of (i) $127.7 million liability for Contingent Consideration including (a) $13.8 million liability related to the estimated fair value calculated using the Black-Scholes option pricing model of a deferred payment to TDCC which will be paid if AgroFresh meets a target level of earnings as specifically defined in the Purchase Agreement (TDCC will be paid $50.0 million in 2018 if AgroFresh meets the defined level) and (b) $113.9 million liability which is the estimated fair value of cash payments owed to TDCC pursuant to the Tax Receivables Agreement (the estimated undiscounted cash payments to be made by AgroFresh to TDCC pursuant to the Tax Receivable Agreement are $231.2 million and are based on an estimated intangible write-up amortized over 15 years, tax effected at 37%, which are then discounted to present value utilizing an appropriate market discount rate to arrive at the estimated fair value of the cash payments and the associated liability); (ii) $18.6 million liability for the fair value of warrants to be issued to TDCC pursuant to the Warrant Purchase Agreement representing 6 million warrants at the fair value of $3.10 per share (the closing sales price of the warrants on May 29, 2015, as reported on The NASDAQ Capital Market); (iii) $11.2 million transfer tax liability consisting of $10.0 million of value-added taxes (or similar transfer taxes) and $1.2 million of non-recoverable transfer taxes, both of which were estimated by applying the tax rates applicable in each jurisdiction to the preliminary appraisal value of each class of assets transferred in that jurisdiction as part of the Business Combination, and (iv) $0.7 million employee benefit liability which represents the actuarially calculated projected benefit obligation expected to transfer as part of the Business Combination but excluded from the audited historical balance sheet, net of $0.9 million deferred compensation and $0.2 million employee retirement liability to be retained by TDCC pursuant to the Purchase Agreement.

  l)
  Represents the elimination of AgroFresh's net parent investment account and accumulated other comprehensive income as of March 31, 2015.

  m)
  At the time of issuance, certain of Boulevard's Common Stock was subject to a possible redemption and, as such, an amount of $208.0 million was classified outside the equity section in Boulevard's historical condensed balance sheet as of March 31, 2015. Under the assumption that none of the shareholders elect to redeem these shares in connection with the Business Combination, the shares are no longer redeemable and have been reclassified as a component of shareholders equity.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments (Continued)

  n)
  Represents the issuance of common shares related to the Transaction including 17.5 million shares to TDCC. In addition, represents the reclassification of 20.8 million shares previously classified as subject to possible redemption.

  o)
  Represents a reduction in retained earnings as a result of (i) the $5.0 million TSA Execution Fee as described in 3d, and (ii) the estimated acquisition-related transaction costs of approximately $12.9 million as described in 3f.

  p)
  All of Boulevard's public shares contain a redemption feature which allows for redemption of shares of common stock in connection with the liquidation of Boulevard, a tender offer, or stockholder approval of an initial business combination. This scenario assumes that three million shares of Boulevard Common Stock are redeemed which is assumed to result in (i) a reduction of $30 million of cash from the Trust Account, and (ii) the deferral of $2.0 million of the TSA Execution Fee to allow Boulevard to have net tangible assets of at least $5,000,010 at Closing.

  q)
  All of Boulevard's public shares contain a redemption feature which allows for redemption of shares of common stock in connection with the liquidation of Boulevard, a tender offer, or stockholder approval of an initial business combination. This scenario assumes that 9.25 million shares of Boulevard Common Stock are redeemed which is assumed to result in issuance of 2.5 million shares of Boulevard Common Stock to an Affiliate of the Sponsor and the issuance of 3.45 million shares of Boulevard Common Stock to TDCC. The adjustment also reflects the deferral of the entire $5.0 million TSA Execution Fee ($2.0 million deferred in scenario assuming $30 million redemption) and a corresponding increase in goodwill of $4.3 million.

  r)
  Stock issued to TDCC at estimated fair value represents 17.5 million shares in the scenario assuming no redemption, 17.5 million shares in the scenario assuming $30 million redemption, and 20.95 million shares in the scenario assuming $92.5 million redemption, and in each scenario, valued at $11.26 per share (the closing sales price on May 29, 2015, as reported on The NASDAQ Capital Market).

  s)
  Warrants issued to TDCC at estimated fair value represents 6.0 million warrants valued at $3.10 per warrant (the closing sales price of the warrants on May 29, 2015, as reported on The NASDAQ Capital Market).

4. Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income Adjustments

  a)
  Represents the elimination of deferred revenue of $0.5 million for the three months ended March 31, 2015 and $2.0 million for the year ended December 31, 2014 which is contractually excluded from the Transaction pursuant to the Purchase Agreement.

  b)
  To record the incremental rent of $0.1 million for the three months ended March 31, 2015 and $1.2 million for the year ended December 31, 2014 to reflect market rates for the Collegeville facility in accordance with the Occupancy Agreement in the form attached as an exhibit to the Purchase Agreement.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

4. Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income Adjustments (Continued)

  c)
  To record step-up of pro forma amortization expense on the portion of the purchase price allocated to identifiable intangible assets as follows:

	Preliminary Fair value	Estimated Useful Life in Years	Estimated 2014 Annual Amortization	Estimated 2015 Quarterly Amortization
Developed technology	$855,000	20	$42,750	$10,688
Customer relationships	8,000	20	400	100

Total fair value of intangibles	$863,000		$43,150	$10,788

less: historical amortization expense			(29,656)	(7,267)

Incremental amortization expense			$13,494	$3,521

  d)
  To record the $5.9 million of interest expense from the issuance of $425 million of a new term loan facility and $0.4 million of debt issuance cost amortization and annual commitment fees for the three months ended March 31, 2015. To record the $24.1 million of interest expense from the issuance of $425 million of a new term loan facility, plus $1.7 million of debt issuance cost amortization and $0.1 million in annual commitment fees for the year ended December 31, 2014. The interest rates under the new financing agreements are expected to be based on LIBOR. The interest rate presented here was based on a rate of 5.75% (LIBOR with 1% floor plus 475 basis points).

  e)
  Represents the income tax effect of the pro forma adjustments related to the acquisition of AgroFresh calculated using the U.S statutory income tax rate of 35% and an estimate for U.S. state tax rates of 2%. The effective tax rate of the combined company could be significantly different depending on post-acquisition income and other activities in various foreign tax jurisdictions.

        Additionally, the above Unaudited Pro Forma Statement of Operations and Comprehensive Income does not include adjustments related to the services provided under the Transition Service Agreement as the service periods under this agreement are generally not greater than one year in nature and such adjustments cannot be reasonably estimated. The historical financial statements also do not include approximately $4 million of incremental selling, general, and administrative costs that Boulevard expects to incur to support operations as a stand-alone public company.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (Continued)

5. Earnings per Share

        The following table summarizes the pro forma shares outstanding for each of the three redemption scenarios as of March 31, 2015:

	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming $30 million Redemptions)	Pro Forma Combined (Assuming $92.5 million Redemptions)
Boulevard outstanding shares	6,766,087	6,766,087	6,766,087
Shares subject to redemption	20,796,413	20,796,413	20,796,413
Issuance of shares pursuant to Subscription Agreements	4,878,048	4,878,048	4,878,048
Issuance of shares to TDCC upon consummation of Transaction	17,500,000	17,500,000	17,500,000
Shares redeemed	—	(3,000,000)	(9,250,000)
Issuance of shares to TDCC pursuant to the Standby Agreement	—	—	2,500,000
Issuance of shares to TDCC pursuant to Section 2.3(a) of the Purchase Agreement	—	—	950,000
Issuance of shares to an Affiliate of the Sponsor pursuant to the Standby Agreement	—	—	2,500,000

Total pro forma shares outstanding	49,940,548	46,940,548	46,640,548

  a)
  The unaudited pro forma condensed combined basic and diluted earnings per share ("EPS") calculations for the three months ended March 31, 2015 are prepared assuming all shares issued in connection with the Boulevard IPO were outstanding at January 1, 2014 and are based on the historic Boulevard weighted average number of shares outstanding of 6,736,000 adjusted by 43,204,548 shares to increase the weighted average share amount to 49,940,548 representing the number of total shares that would be outstanding after completion of the Business Combination inclusive of the 20,796,413 shares that are no longer subject to possible redemption as a result of the Business Combination and the shares issued to TDCC and an Affiliate of the Sponsor as part of the Business Combination. Boulevard currently has 17,185,000 common stock purchase warrants which are excluded from calculating diluted EPS as they are antidilutive. If they were included in calculating diluted EPS, they would be calculated utilizing the treasury-stock method.

  b)
  The unaudited pro forma condensed combined basic and diluted earnings per share ("EPS") calculations for the year ended December 31, 2014 are prepared assuming all shares issued in connection with the Boulevard IPO were outstanding at January 1, 2014 and are based on the historic Boulevard weighted average number of shares outstanding of 6,613,000 adjusted by 43,327,548 shares to increase the weighted average share amount to 49,940,548 representing the number of total shares that would be outstanding after completion of the Business Combination inclusive of the 20,796,413 shares that are no longer subject to possible redemption as a result of the Business Combination and the shares issued to TDCC and an Affiliate of the Sponsor as part of the Business Combination. Boulevard currently has 17,185,000 common stock purchase warrants which are excluded from calculating diluted EPS as they are antidilutive. If they were included in calculating diluted EPS, they would be calculated utilizing the treasury-stock method.

COMPARATIVE SHARE INFORMATION

        The following table sets forth historical comparative share information for AgroFresh and Boulevard and Unaudited Pro Forma Combined Share Information after giving effect to the Business Combination and related proposed financing transactions, assuming (i) no redemptions by holders of Boulevard Common Stock (ii) redemptions of $30 million by holders of Boulevard Common Stock, and (iii) redemptions of $92.5 million by holders of Boulevard Common Stock. The historical information should be read in conjunction with "Summary Historical Combined Financial Data of AgroFresh" and "Summary Historical Financial Information and Other Data of Boulevard". The Unaudited Pro Forma Combined Share Information is derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Combined Financial Information and related notes included elsewhere in this proxy statement.

        The Unaudited Pro Forma Combined Share Information does not purport to represent what the actual results of operations of AgroFresh and Boulevard would have been had the Business Combination and proposed related financing transactions been completed or to forecast AgroFresh and Boulevard's results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the value of AgroFresh and Boulevard would have been had the Business Combination or the proposed related financing transactions been completed nor the book value per share for any future date or period.

	AgroFresh	Boulevard	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming $30 million Redemptions)	Pro Forma Combined (Assuming $92.5 million Redemptions)
As of and for the three months ended March 31, 2015:
Book value per share	n/a	$0.18	$8.85	$8.78	$8.87
Shares outstanding—basic and diluted	n/a	27,562,500	49,940,548	46,940,548	46,640,548
Loss per share—basic and diluted	n/a	$(0.045)	$(0.09)	$(0.09)	$(0.09)
As of and for the year ended December 31, 2014:
Shares outstanding—basic and diluted	n/a	27,562,500	49,940,548	46,940,548	46,640,548
Earnings / (loss) per share—basic and diluted	n/a	$(0.10)	$0.01	$0.01	$0.01

(a)
Book value per share is calculated using the following formula:

    Book value per share = (Total Stockholders' Equity) / (Total Outstanding Shares)

(b)
The shares outstanding and basic and diluted earnings (loss) per share calculation for Boulevard include shares subject to possible redemption.

Description of the Transaction

        On April 30, 2015, the Company and TDCC entered into the Purchase Agreement, which provides for the acquisition by us from TDCC of all of the issued and outstanding shares of capital stock of AgroFresh, an indirect wholly-owned subsidiary of TDCC. As a result of the Transaction, AgroFresh will become our wholly-owned subsidiary. Pursuant to the Purchase Agreement, at the Closing, Boulevard will pay to TDCC Cash Consideration of $635 million, subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17.5 million shares of Boulevard Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration shall be unchanged. In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction.

        We expect that a portion of the Cash Consideration will be funded from debt financing of up to $425 million to be provided to AgroFresh, as the borrower, that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to a Debt Commitment Letter, dated April 30, 2015, by and among Boulevard, Bank of Montreal, and BMO Capital Markets Corp.

        In addition, in connection with the Purchase Agreement, Boulevard has entered into the Standby Agreement with TDCC and Avenue Special Opportunities Fund II, L.P., an affiliate of our Sponsor. Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard has a Cash Shortfall, meaning that it does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, a $5 million execution fee under the Transition Services Agreement that Boulevard is otherwise required to pay at Closing or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued Standby Shares of Boulevard Common Stock at a purchase price of $10.00 per share, up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance of additional shares of Boulevard Common Stock, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay the Standby Fees to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000.

        Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to the Letter Agreement regarding the regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement. Pursuant to the Letter Agreement, Avenue Capital Management II, L.P., an affiliate of our Sponsor, has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

        In connection with, and as a condition to the consummation of, the Transaction, Boulevard proposes to issue one share of Series A Preferred Stock to TDCC. For so long as TDCC is the holder of 10% of the Boulevard Common Stock, the holder of the share, voting as a separate class, will be entitled to appoint one director, referred to herein as the "Preferred Director," to the board of directors of Boulevard. The Series A Preferred Stock will not have any other rights.

        In connection with, and as a condition to the consummation of, the Transaction, Boulevard, the Sponsor and TDCC propose to enter into the Warrant Purchase Agreement. Pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, Boulevard shall purchase in the open market warrants issued in connection with Boulevard's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. If Boulevard has not purchased in the aggregate $10 million of warrants before the date that is nine months after the Closing, the Sponsor may sell to Boulevard private placement warrants it holds at $1.00 per private placement warrant to satisfy the obligation (such private placement warrants, together with all other warrants purchase under the Warrant Purchase Agreement, the "Purchased Warrants"). Pursuant to the Warrant Purchase Agreement, Boulevard shall issue to TDCC no later than the date that is nine months after the Closing the TDCC Warrants to purchase Boulevard Common Stock representing 66 2/3% of the Purchased Warrants at no cost to TDCC and on the same terms as the warrants issued in connection with Boulevard's initial public offering. In the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to Boulevard, at no cost to Boulevard, the number of warrants equal to one-half of the difference between (i) 6,000,000 and (ii) the number of TDCC Warrants issued by Boulevard to TDCC on or prior to such date (such difference between clauses (i) and (ii), the "Make-Up Warrant Amount") and (b) Boulevard will issue to TDCC, at no cost to TDCC, such number of TDCC Warrants equal to the Make-Up Warrant Amount.

        In connection with, and as a condition to the consummation of, the Transaction, TDCC, AgroFresh and Boulevard propose to enter into the Tax Receivables Agreement. Pursuant to the Tax Receivables Agreement, Boulevard will pay to TDCC 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. While the amount and timing of any payments under the Tax Receivables Agreement will vary depending upon a number of factors, including the amount and timing of our income, we expect that during the anticipated term of the Tax Receivables Agreement the payments that we may make to TDCC could be substantial. In addition, payments under the Tax Receivables Agreement will give rise to additional tax benefits and therefore to additional potential payments under the Tax Receivables Agreement. The term of the Tax Receivables Agreement will commence at Closing and will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivables Agreement for an amount based on an agreed value of payments remaining to be made under the Tax Receivables Agreement.

        In connection with, and as a condition to the consummation of, the Transaction, AgroFresh and TDCC propose to enter into the Transition Services Agreement, pursuant to which TDCC will provide AgroFresh with, among other things, certain marketing and sales, customer, information technology, and finance services for a limited period of time after the consummation of the Transaction, in exchange for the fees set forth in the Transition Services Agreement.

        In connection with, and as a condition to the consummation of, the Transaction, Boulevard proposes to enter into the Investor Rights Agreement by and among Boulevard, TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement,

Avenue Special Opportunities Fund II, L.P. Pursuant to the Investor Rights Agreement, any holder of Boulevard Common Stock that is party to the Investor Rights Agreement is entitled to demand that Boulevard register the resale of its securities subject to certain minimum requirements. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the Transaction. Boulevard is required to deliver financial statements and other information for each accounting period to those of TDCC and its subsidiaries that are holders of Boulevard Common Stock or other equity securities of the Company. The Investor Rights Agreement also provides that Boulevard will take all necessary action to (i) cause the Preferred Director (or a person designated by the Preferred Director) to be elected a member of the board of directors of each subsidiary of Boulevard and (ii) cause each of the two directors nominated to Boulevard's board of directors by TDCC pursuant to the terms of the Purchase Agreement to be a member of each committee of the board of directors of which the Preferred Director is not a member. The Investor Rights Agreement also provides that TDCC and the Initial Stockholders will agree not to transfer their shares of Boulevard Common Stock from the Closing until the day preceding the day that is twelve months after the Closing, subject to limited exceptions, including that TDCC has the right to transfer its securities if, in its sole discretion, TDCC determines in good faith that its ownership percentage of Boulevard Common Stock and non-voting common stock of the Company would require TDCC to consolidate the results of operations and financial position of Boulevard and Boulevard has not engaged in transactions to reduce TDCC's ownership percentage within 20 business days. The Investor Rights Agreement supersedes all similar agreements relating to the right to register securities of Boulevard, and terminates any such agreements between Boulevard and the Initial Stockholders, such as the existing lock-up agreements between Boulevard and the Initial Stockholders.

Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders

General

        We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of 2015 annual meeting of stockholders to be held on [    •    ], 2015, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [    •    ], 2015. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders.

Date, Time and Place of Special Meetings

        The special meeting of stockholders of Boulevard will be held at 9:00 a.m. Eastern time, on [    •    ], 2015, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

        You will be entitled to vote or direct votes to be cast at the special meeting of stockholders if you owned shares of our common stock, respectively, at the close of business on June 22, 2015, which is the record date for the special meetings of stockholders. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were (i) 27,562,500 shares of Boulevard Common Stock outstanding, of which 22,050,000 are public shares and 5,512,500 are founder shares held by our Initial Stockholders.

Vote of Boulevard Founders and Initial Stockholders

        In connection with our initial public offering, the underwriters of the initial public offering entered into agreements with each of our Initial Stockholders pursuant to which the Initial Stockholders agreed to vote the Founder Shares and any other shares acquired during and after our initial public offering in favor of the Business Combination Proposal. This agreement applies to our Sponsor as it relates to the Founder Shares and the requirement to vote its Founder Shares in favor of the Business Combination Proposal.

        All of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares held by our Initial Stockholders have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us prior to February 19, 2016. However, our Initial Stockholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting of Stockholders

        A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the common stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal and the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are voted at the special meeting of stockholders. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Business Combination Proposal and the Incentive Plan Proposal.

        The approval of each of the Certificate Proposals requires the affirmative vote of the holders of a majority of the shares of our common stock. Accordingly, a Boulevard stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting, or a broker non-vote will have the same effect as a vote "AGAINST" a Certificate Proposal.

        Directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes will have no effect on the election of directors.

        The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders. Accordingly, abstentions will have the same effect as a vote "AGAINST" the Adjournment Proposal, while a broker non-vote and shares not in attendance at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

        The Business Combination Proposal is conditioned on each of the Certificate Proposals and the Director Election Proposal. Each of the Certificate Proposals and the Director Election Proposal are conditioned on the Business Combination Proposal. If any of the Certificate Proposals or the Director

Election Proposal is not approved, the Business Combination Proposal will have no effect, even if the Business Combination Proposal is approved by the requisite vote. If the Business Combination Proposal is not approved, the Certificate Proposals and the Director Election Proposal will have no effect, even if those proposals are approved by the requisite vote. If you wish to approve the Business Combination Proposal, the Certificate Proposals or the Director Election Proposal, you must approve all of these proposals.

        The Incentive Plan Proposal is conditioned on the Business Combination Proposal.

Recommendation to Boulevard Stockholders

        Our board of directors believes that each of the Business Combination Proposal, the Certificate Proposals, the Director Election Proposal, the Incentive Plan Proposal, and the Adjournment Proposal to be presented at the special meeting of stockholders is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote "FOR" each of the proposals.

        When you consider the recommendation of our board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of our directors and our officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

  •
  the beneficial ownership of our Sponsor and certain of our directors to hold the 5,512,500 shares of Boulevard Common Stock currently beneficially owned by them following the Business Combination, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on June [    •    ], 2015;

  •
  the ownership of our Sponsor to hold the 6,160,000 private placement warrants to purchase shares of Boulevard Common Stock currently held by it (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on June [    •    ], 2015;

  •
  the continuation of certain of our directors as directors (but not officers) of the Company;

  •
  the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

  •
  the terms and conditions of the Standby Agreement and the Letter Agreement.

        Further, all of the shares of Boulevard Common Stock currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption, and the private placement warrants that are held by our Sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose whatever value is attributable to those shares and warrants.

Broker Non-Votes and Abstentions

        Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a "broker non-vote."

        With respect to the special meeting of stockholders, abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote "AGAINST" each of the Certificate Proposals and the Adjournment Proposal but will have no effect on the outcome of any vote on the Business Combination Proposal, the Incentive Plan Proposal and the Director Election Proposal. Broker non-votes will have the effect of a vote "AGAINST" each of the Certificate Proposals and will have no effect on the Business Combination Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal.

Voting Your Shares

        Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the special meeting of stockholders. Your one or more proxy cards show the number of shares of our common stock that you own.

        If you are a holder of record, there are several ways to vote your shares:

  •
  You can vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted, as recommended by our board of directors. With respect to proposals for the special meeting of stockholders, that means: "FOR" the Business Combination Proposal, "FOR" the Certificate Proposal, "FOR" the Director Election Proposal, "FOR" the Incentive Plan Proposal and "FOR" the Adjournment Proposal.

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  You can attend the special meeting and vote in person. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

        If you give a proxy, you may revoke it at any time before the special meeting, or at such meeting by doing any one of the following:

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  you may send another proxy card with a later date;

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  you may notify Claire Murphy, the Company's Secretary, in writing before the special meeting that you have revoked your proxy; or

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  you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meetings

        The special meeting of stockholders has been called only to consider the approval of the Business Combination Proposal, the Incentive Plan Proposal, the Director Election Proposal, the Certificate Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meetings if they are not included in the notice of the special meeting.

Who Can Answer Your Questions About Voting

        If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow & Co., LLC, our proxy solicitor, at (800) 622-5200 (toll free) or (203) 658-9400.

Redemption Rights

        Pursuant to our amended and restated certificate of incorporation, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less franchise and income taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Transaction, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $220.5 million on December 31, 2014, the estimated per share redemption price would have been approximately $10.00.

        Redemption rights are not available to holders of warrants in connection with the Business Combination.

        In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on [    •    ], 2015 (two business days before the special meeting), both:

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  Submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, Boulevard's transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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  Deliver your public shares either physically or electronically through DTC to our transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is our understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

        Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

        Each redemption of public shares by our public stockholders will decrease the amount in our trust account and increase the number of additional shares of Boulevard Common Stock we would need to issue as a result of the cash shortfall. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,010.

        Prior to exercising redemption rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

        If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Transaction and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

        If the Business Combination is not approved and we do not consummate an initial business combination by February 19, 2016, we will be required to dissolve and liquidate and our warrants will expire worthless.

Appraisal Rights

        Appraisal rights are not available to holders of shares of our common stock or warrants in connection with the Business Combination.

Proxy Solicitation Costs

        Boulevard will pay the cost of soliciting proxies for the special meeting. Boulevard has engaged Morrow & Co., LLC to assist in the solicitation of proxies for the special meeting. Boulevard has agreed to pay Morrow & Co., LLC a fee of $32,500. Boulevard will reimburse Morrow & Co., LLC for reasonable out-of-pocket expenses and will indemnify Morrow & Co., LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Boulevard also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Boulevard Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Boulevard Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Proposal No. 1—Approval of the Business Combination

        We are asking our stockholders to approve and adopt the Purchase Agreement (and the related agreements, including as described below). Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Purchase Agreement, which is attached as Annex A to this proxy statement. Please see the subsection entitled "The Purchase Agreement" below for additional information and a summary of certain terms of the Purchase Agreement. You are urged to read carefully the Purchase Agreement in its entirety before voting on this proposal.

        NASDAQ Listing Rule 5635(a) requires shareholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of shares of common stock or the voting power outstanding before the transaction, and NASDAQ Listing Rule 5635(b) requires shareholder approval where the issuance of securities will result in a change of control. We intend to issue approximately 17,500,000 shares of our common stock, or approximately 63.5% of our 27,562,500 currently outstanding shares of common stock, in the Business Combination (assuming no redemptions of our public shares and no additional issuances of our common stock). Therefore, we are required to obtain the approval of our stockholders under both NASDAQ Listing Rules 5635(a) and 5635(b).

        Because we are holding a stockholder vote on the Business Combination, our amended and restated certificate of incorporation provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the shares of our common stock that are voted at the special meeting of stockholders.

Structure of the Business Combination

        Pursuant to the Purchase Agreement, at the Closing, Boulevard will acquire all of the issued and outstanding shares of capital stock of AgroFresh from Rohm and Haas Company, a wholly owned subsidiary of TDCC, resulting in AgroFresh becoming a wholly-owned subsidiary of Boulevard. As a result of the Transaction, TDCC will become a stockholder of Boulevard and the name of the Company will be changed to AgroFresh Solutions, Inc.

The Purchase Agreement

        This subsection of the proxy statement describes the material provisions of the Purchase Agreement, but does not purport to describe all of the terms of the Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Annex A hereto. You are urged to read the Purchase Agreement in its entirety because it is the primary legal document that governs the Business Combination.

        The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Structure of the Transaction

        Pursuant to the Purchase Agreement, TDCC will cause to be sold to Boulevard, and Boulevard will purchase, all of the issued and outstanding shares of capital stock of AgroFresh.

Consideration

        At the Closing , Boulevard will pay to TDCC $635,000,000 (the "Cash Consideration") subject to adjustments, if applicable, and will issue to TDCC (a) one newly created share of Series A Preferred Stock and (b) 17,500,000 shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635,000,000 in Cash Consideration and more than 17,500,000 shares of Boulevard Common Stock as Stock Consideration (at a value of $10.00 per share) provided that the aggregate value of such Cash Consideration and stock consideration is unchanged.

        The Cash Consideration will be principally funded from the cash available to Boulevard from its initial public offering (currently held in trust) and debt financing of up to $425 million to be provided to AgroFresh, as the borrower, that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to the Debt Commitment Letter.

        In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred cash payment from Boulevard of $50 million, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction.

Business Material Adverse Effect

        Under the Purchase Agreement, a "Business Material Adverse Effect" means an effect on the operations or financial condition of the Business taken as a whole that, when viewed on both a long-term and a short-term basis, is material and adverse, excluding any effect directly or indirectly resulting, either alone or in combination, from (a) circumstances, events, effects or changes generally affecting the industries or segments thereof in which the Business operates (including changes to commodity prices, general market prices and regulatory changes affecting such industries or segments generally); (b) general business, economic or political conditions (or changes therein); (c) events, circumstances, changes or effects affecting the financial, credit or securities markets in the United States or in any other country or region in the world, including changes in interest rates or foreign exchange rate; (d) any outbreak or escalation of hostilities or declared or undeclared acts of war, sabotage, terrorist attack or any other act of terrorism; (e) earthquakes, hurricanes, tornadoes, floods or other natural disasters, weather conditions or other force majeure events in any country or region of the world; (f) any failure by the Business to meet budgets, plans, projections or forecasts (whether internal or otherwise) for any period (it being understood that the underlying cause of the failure to meet such budgets, plans, projections or forecasts may be taken into account in determining whether a Business Material Adverse Effect has occurred to the extent not otherwise excluded by this definition); (g) changes (or proposed changes) in law or interpretation thereof or GAAP or other accounting principles or interpretation thereof; (h) circumstances, events, effects or changes attributable to the announcement of the execution of the Purchase Agreement or any related agreement that is to be entered into at the Closing or otherwise pursuant to or in connection with the Purchase Agreement or the announcement of the transactions contemplated thereby, the consummation of the transactions contemplated hereby or thereby or the taking of or omission to take any action, which action or omission is required, permitted or contemplated by, the Purchase Agreement or any related agreement that is to be entered into at the Closing or otherwise pursuant to or in connection with the Purchase Agreement (including any proceeding or divestiture action that would have the effect of preventing the Closing or delaying the Closing beyond October 1, 2015), or consented to or requested by Boulevard, including (1) any actions of competitors; (2) any actions taken by or losses of employees, customers, distributors, suppliers, financing sources, landlords, licensors, licensees, sub-licensees or co-promotion or joint venture partners or any similar persons or entities, including as a result of the identity of Boulevard; (3) any delays or cancellations of orders for products or services; (4) any actions taken in connection with obtaining regulatory consents; or (5) any proceeding resulting therefrom or with respect thereto; (i) strikes, slowdowns or work stoppages; (j) any reduction in the price of services or products offered by the Business in response to the reduction in price of comparable services or products offered by a competitor; (k) any matter or condition described in the Schedules and Exhibits to the Purchase Agreement; or (l) any announcement made or action taken by Boulevard or its Affiliates.

Closing of the Transaction

        The Transaction is expected to be consummated no later than three business days following the satisfaction or waiver of the conditions described below under the subsection titled "Conditions to the Closing of the Transaction."

Conditions to Closing of the Transaction

Conditions to Boulevard's Obligations

        The obligations of Boulevard to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of the following conditions as of the closing date:

  •
  The representations and warranties of TDCC must be accurate in all material respects as if made on and as of the closing date (or, if given as of a specific date, at and as of such date), unless the inaccuracy of such representations and warranties would not reasonably be expected to have a Business Material Adverse Effect.

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  TDCC must have performed and complied in all material respects with all covenants and obligations required to be performed and complied with by TDCC by the Purchase Agreement on or prior to the Closing.

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  Boulevard must have received from TDCC the delivery of each document described below under the subsection titled "Payments and Deliveries at Closing."

Conditions to TDCC's Obligations

        The obligations of TDCC to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of the following conditions as of the closing date:

  •
  The representations and warranties of Boulevard must be accurate in all material respects as if made on and as of the closing date (or, if given as of a specific date, at and as of such date).

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  Boulevard must have performed and complied in all material respects with all covenants and obligations required to be performed and complied with by Boulevard by the Purchase Agreement on or prior to the Closing.

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  TDCC must have received from Boulevard the delivery of each document described below under the subsection titled "Payments and Deliveries at Closing."

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  Certain Boulevard Affiliate agreements must have been amended, terminated or otherwise modified in accordance with Section 5.23 of the Purchase Agreement and, if terminated, must be of no further force or effect from and after the Closing, with no further liability of Boulevard thereunder and TDCC must have received evidence reasonably satisfactory to TDCC of the foregoing.

  •
  The amended and restated certificate of incorporation of Boulevard must be amended and restated in the form of Exhibit I to the Purchase Agreement and the bylaws of Boulevard must be amended and restated in the form of Exhibit J to the Purchase Agreement.

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  The transactions contemplated by the Purchase Agreement must not result in:

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  Without the agreement of TDCC, TDCC holding in excess of forty-five (45%) of all outstanding shares of Boulevard Common Stock, after giving effect to the issuance of Boulevard Common Stock contemplated by Article II of the Purchase Agreement and any other issuance of Boulevard Common Stock at the Closing and all redemptions of Boulevard Common Stock in connection with the right held by certain stockholders of Boulevard to redeem all or a portion of their shares of Boulevard Common Stock upon the consummation of a Business Combination, for a per share redemption price of cash equal to (a) the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to Boulevard to pay certain taxes, divided by (b) the number of then outstanding shares of Boulevard Common Stock issued in connection with Boulevard's initial public offering or otherwise, or

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  in the good faith determination of TDCC, cause TDCC to be required pursuant to GAAP to consolidate Boulevard on its financial statements.

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  The shares of Boulevard Common Stock to be issued as Stock Consideration must have been approved for listing on NASDAQ.

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  The directors being designated pursuant to Sections 5.17(f) and (g) of the Purchase Agreement and the Preferred Director must have been elected in accordance with the Delaware General Corporate Law, as amended and the second amended and restated certificate of incorporation and amended and restated bylaws of Boulevard to serve on the board of directors.

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  (a) Boulevard must have made all necessary and appropriate arrangements with the trustee to have all of the funds contained in the Trust Account disbursed to Boulevard immediately prior to the Closing; (b) all of such funds released from the Trust Account must be available to Boulevard for payment of the Cash Consideration and the payment of permitted transaction expenses; (c) the Sponsor must pay at Closing all transaction expenses of Boulevard in excess of permitted transaction expenses; and (iv) there must be no proceeding pending or threatened with respect to or against the Trust Account.

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  Boulevard must have duly adopted and filed with the Secretary of State of the State of Delaware the Series A Preferred Stock certificate of designation in the form of Exhibit L to the Purchase Agreement and such filing must have been accepted by such Secretary of State.

Mutual Conditions

        The obligations of Boulevard and TDCC to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction of the following conditions as of the closing date:

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  All consents, approvals or filings required by Schedule 7.1(a) of the Purchase Agreement must have been obtained or made, as applicable, from or with the applicable governmental authorities.

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  There must not be in effect any injunction, order, restraint or prohibition by a governmental body of competent jurisdiction that prohibits the consummation of the transactions contemplated by the Purchase Agreement and that continues to be in effect.

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  The required vote of the stockholders of Boulevard with respect to the Transaction must have been obtained.

Payments and Deliveries at Closing

        At the Closing, TDCC will deliver, or cause to be delivered, to Boulevard each of the following:

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  the Transition Services Agreement, duly executed by TDCC and AgroFresh;

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  the India Transition Services Agreement in the form of Exhibit B to the Purchase Agreement, duly executed by the applicable parties thereto;

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  the Bailment Agreement in the form of Exhibit A to the Purchase Agreement, duly executed by the applicable parties thereto;

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  the Occupancy Agreement in the form of Exhibit D to the Purchase Agreement, duly executed by TDCC or its applicable Affiliate;

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  the Sublease Agreement in the form of Exhibit H to the Purchase Agreement, duly executed by TDCC or its applicable Affiliate;

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  the Seconding Agreement in the form of Exhibit G to the Purchase Agreement, duly executed by TDCC or its applicable Affiliate;

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  the Investor Rights Agreement, duly executed by TDCC or its applicable Affiliate;

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  the Tax Receivables Agreement, duly executed by TDCC or its applicable Affiliate;

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  the Warrant Purchase Agreement, duly executed by TDCC or its applicable Affiliate;

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  certificates representing all of AgroFresh's equity interests, which certificates must be duly endorsed in blank or accompanied by stock powers duly executed in blank;

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  a certificate of non-foreign status substantially in the form provided for in U.S. Department of Treasury Regulation §1.1445-2(b)(2);

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  the AgroFresh officer and director resignations required by Section 5.16 of the Purchase Agreement, if any;

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  the schedule of estimated transfer taxes contemplated by Section 5.10(f) of the Purchase Agreement;

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  a certificate of TDCC dated as of the closing date, duly executed by TDCC, certifying that (a) the representations and warranties of TDCC contained in Article III of the Purchase Agreement are accurate in all material respects on and as of the closing date with the same force and effect as though made by TDCC on and as of the closing date (or, if given as of a specific date, at and as of such date), unless the inaccuracy of such representations and warranties would not reasonably be expected to have a Business Material Adverse Effect, and (b) TDCC has performed and complied with in all material respects the covenants and obligations required to be performed and complied with by TDCC under the Purchase Agreement on or prior to the Closing Date; and

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  a fully executed Form 8023 for the Section 338(h)(10) election pursuant to Section 5.10(i) of the Purchase Agreement.

        At the Closing, Boulevard will deliver, or cause to be delivered, to TDCC each of the following:

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  the Occupancy Agreement in the form of Exhibit D to the Purchase Agreement, duly executed by Boulevard or its applicable Affiliate;

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  the Sublease Agreement in the form of Exhibit H to the Purchase Agreement, duly executed by Boulevard or its applicable Affiliate;

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  the Seconding Agreement in the form of Exhibit G to the Purchase Agreement, duly executed by Boulevard or its applicable Affiliate;

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  the Investor Rights Agreement, duly executed by Boulevard and each other party thereto (other than TDCC);

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  the Tax Receivables Agreement, duly executed by Boulevard;

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  the Warrant Purchase Agreement, duly executed by Boulevard and Sponsor;

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  a certificate of Boulevard dated as of the closing date, duly executed by Boulevard, certifying that (a) the representations and warranties of Boulevard contained in Article IV of the Purchase Agreement are accurate in all material respects on and as of the closing date with the same force and effect as though made by Boulevard on and as of the closing date (or, if given as of a specific date, at and as of such date), and (b) Boulevard has performed and complied with in all material respects the covenants and obligations required to be performed and complied with by Boulevard under the Purchase Agreement on or prior to the Closing Date;

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  the Cash Consideration in accordance with Section 2.3 of the Purchase Agreement;

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  stock certificates or, at TDCC's option, evidence of shares in book-entry form, representing the Boulevard Common Stock that is part of the Stock Consideration; and

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  a stock certificate or, at TDCC's option, evidence of shares in book-entry form, representing one (1) share of Series A Preferred Stock.

        At the Closing, Boulevard will:

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  cause its amended and restated certificate of incorporation to be amended and restated in the form of Exhibit I to the Purchase Agreement and cause its bylaws to be amended and restated in the form of Exhibit J to the Purchase Agreement; and

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  issue and deliver to TDCC one (1) fully paid, nonassessable share of Series A Preferred Stock.

Representations and Warranties

        Under the Purchase Agreement, Boulevard made customary representations and warranties, including those relating to: organization; capitalization; authorization; governmental consents and no conflicts; SEC reports and financial statements; trust account; Investment Company Act and JOBS Act; absence of certain changes or events; title to assets; employee matters; taxes; proceedings; compliance with applicable laws; indebtedness; listing; board approval and stockholder vote; affiliate transactions; information in proxy statement; Boulevard contracts; financing; securities law matters; solvency; and independent investigation.

        Under the Purchase Agreement, TDCC made customary representations and warranties, including those relating to: organization and capitalization of the AgroFresh entities; authorization; governmental consents and no conflicts; historical financial information and no undisclosed liabilities; absence of certain changes; title; sufficiency of assets and no non-business liabilities; real property; intellectual property; material contracts; permits; registrations; employees and employee benefit plans; environmental matters; taxes; proceedings; compliance with laws; information in proxy statement; securities law matters; and independent investigation.

Covenants of the Parties

Covenants of Boulevard

        Boulevard made certain covenants under the Purchase Agreement, including, among others, the following:

  •
  Until the closing date, Boulevard will afford to TDCC reasonable access, upon reasonable advance written notice (which in no event will be less than forty-eight (48) hours' notice), during normal business hours, to the personnel, books and records of Boulevard and as is reasonably necessary in connection with the consummation of the Transaction. Nothing will obligate Boulevard to take or permit any actions that would (a) unreasonably interrupt the normal course of its business; or (b) result in any waiver of attorney-client privilege or violate any law or the terms of any contract to which Boulevard is a party or to which any of its assets are subject. During any visits to any offices, facilities or other properties of or leased by Boulevard, TDCC will comply with all safety, health and security rules applicable to the premises being visited.

  •
  Subject to certain exceptions, Boulevard will not, and will not permit any of its subsidiaries to:

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  amend its certificate of incorporation or bylaws;

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  authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver, any of its equity interests;

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  effect any recapitalization, reclassification, stock dividend, stock split or like change in the capitalization of Boulevard;

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  enter into any transaction with any Affiliate of Boulevard;

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  loan or advance any funds to any person or entity;

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  hire any employee or grant any increase in the base salary or wages, bonus opportunity, or other benefits payable to any employee;

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  establish, amend or modify any employee benefit plan (whether material or immaterial) that contemplates obligations of Boulevard or any Affiliate of Boulevard from and after the Closing;

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  amend or modify in a manner adverse to Boulevard any material contract to which Boulevard is a party, terminate any material contract to which Boulevard is a party or enter into a contract that, if entered into prior to the date hereof, would have been a material contract as such term is defined in Regulation S-K of the SEC;

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  make or rescind any material election relating to taxes, settle or compromise any material proceeding relating to taxes, or, except as required by applicable law, make any material change to any of its methods of tax accounting;

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  declare, set aside or pay any dividend or any other distribution with respect to the equity interests of Boulevard or redeem or repurchase any equity interests of Boulevard (other than in accordance with the right of certain stockholders to redeem their shares of Boulevard Common Stock upon the consummation of a Business Combination at the Closing);

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  undertake any operations or actions, except for operation or actions as are reasonable and appropriate in furtherance of the Transaction; or

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  agree in writing to do any of the foregoing.

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  Notwithstanding the restrictions described above, Boulevard has the right at or before the Closing to issue Boulevard Common Stock with an aggregate price of not more than seventy-five million Dollars ($75,000,000) at a per share price of not less than ten Dollars ($10.00) (it being understood both such prices are net to Boulevard). Boulevard has agreed to (i) reasonably cooperate and consult with TDCC regarding any such offering of Boulevard Common Stock, including the timing and terms thereof, (ii) keep TDCC apprised of the status of matters relating to such offering, including promptly furnishing TDCC with copies of written communications received by or given to any third party in respect of any such offering, (iii) permit TDCC to review and incorporate TDCC's reasonable comments in documentation relating to any such offering, and (iv) consult with TDCC in advance of and not participate in any meeting or discussion relating to any such offering, either in person or by telephone, with any third party in connection with any such offering, unless Boulevard gives TDCC the opportunity to attend and observe. The final terms of any such offering of Boulevard Common Stock, including the documentation and investors, will be made by Boulevard in its sole discretion.

  •
  Boulevard acknowledges that certain names, including "Dow," "Union Carbide" and "Rohm and Haas" are and will remain the property of TDCC or its respective Affiliates and that, subject to Section 5.4(c) of the Purchase Agreement, nothing in the Purchase Agreement will transfer, or will operate as an agreement to transfer any right, title or interest in the Dow Names to Boulevard or any of its Affiliates. Boulevard will discontinue the use of any written materials and labels bearing these names within 90 days of the Closing.

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  For a period of seven (7) years after the closing date, Boulevard will preserve and retain all customer lists, supplier lists, product price lists and sales records, product specifications, advertising materials, engineering data, maintenance schedules and operating and production records, in each case that are owned by TDCC or its Affiliates and used or held for use exclusively in, or having arisen exclusively from the conduct of, the Business and other accounting, legal, auditing and other books and records of the Business relating to (a) the conduct of the Business or (b) the ownership or operation of the assets that are to be transferred to the AgroFresh and its subsidiaries pursuant to the transactions contemplated by Exhibit K of the Purchase Agreement (the "Restructuring Transactions") or AgroFresh and its subsidiaries prior to the closing date. After the closing date, Boulevard will permit TDCC to have reasonable access to, and to inspect and copy, all such records and to meet with officers and employees of Boulevard on a mutually convenient basis in order to obtain explanations with respect to such records, to obtain additional information and for any other reasonable business purpose, including the preparation of financial statements.

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  From and after the closing date, Boulevard will, and will cause its Affiliates to, take such action as is necessary or advisable to provide and ensure that all rights to indemnification and all limitations on liability existing in favor of any current or former officers, directors, managers or employees of AgroFresh (collectively, the "D&O Indemnitees") as provided in (a) the organizational documents of AgroFresh in effect on the date of the Purchase Agreement or (b) any agreement providing for indemnification by AgroFresh of any of the D&O Indemnitees in effect on the date of the Purchase Agreement, will survive the consummation of the transactions contemplated hereby and continue in full force and effect and be honored by AgroFresh after the Closing in accordance with their respective terms. Each of AgroFresh and Boulevard will be (x) a full indemnitor of first resort with respect to any threatened, pending or completed claim, inquiry or proceeding, whether criminal, civil, administrative or investigative, based on or arising out of or relating to the fact that a D&O Indemnitee is or was an officer, director, manager or employee of AgroFresh (a "D&O Indemnifiable Claim"); (y) required to advance the full amount of all reasonable attorneys' fees, expert fees, arbitrator and mediator fees, and all other reasonable costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or otherwise participating in (including on appeal), or preparing to defend to be a witness in or participate in, any D&O Indemnifiable Claim; and (z) liable for the full amount of losses, claims, damages, judgments, fines, penalties and amounts paid in settlement to the extent legally permitted and as required, in each case without regard to any rights a D&O Indemnitee may have against TDCC and its Affiliates or any insurer providing insurance coverage under an insurance policy issued to TDCC or its Affiliates.

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  Boulevard will, as promptly as practicable, establish a record date (which date will be mutually agreed with TDCC) for, duly call, give notice of, convene and hold the Purchaser Stockholders Meeting not more than thirty (30) days after the date of the mailing of the proxy statement to the stockholders of Boulevard, solely for the purpose of obtaining the required vote of the stockholders of Boulevard with respect to the Transaction. Boulevard will use its reasonable best effort to obtain the required vote of the stockholders of Boulevard with respect to the Transaction, including by soliciting proxies as promptly as practicable in accordance with applicable law for the purpose of seeking the required vote of the stockholders of Boulevard with respect to the Transaction. Boulevard will, through the board of directors, recommend to its stockholders that they vote in favor of (a) the issuance of the Stock Consideration, (b) the amendment of the amended and restated certificate of incorporation of Boulevard, (c) the Business Combination and will include such recommendation in the Proxy Statement, and (d) all such other proposals the approval of which Boulevard and TDCC deem necessary or desirable to consummate the transactions contemplated by the Purchase Agreement (the "Purchaser Board Recommendation"). The Boulevard board of directors will not withdraw or modify, or publicly propose to withdraw or modify, the Purchaser Board Recommendation.

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  Boulevard will use its reasonable best efforts to cause the shares of Boulevard Common Stock that will be issued at the Closing to be approved for listing on NASDAQ, subject to official notice of issuance, prior to the Closing.

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  Boulevard will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to arrange and obtain the debt financing described in the Debt Commitment Letter on the terms and conditions (including flex provisions) set forth therein, including using its reasonable best efforts (a) to maintain in effect the Debt Commitment Letter (and any definitive agreements with respect to the Debt Commitment Letter entered into in connection therewith) until the consummation of the transactions (including the Closing) contemplated hereby, (b) to negotiate and enter into definitive agreements with respect to the Debt Commitment Letter on the terms and conditions contained in the Debt Commitment Letter and related fee letter, (c) to satisfy on a timely basis all of the conditions precedent in the Debt Commitment Letter and any other conditions to funding of the debt financing in the Debt Commitment Letter and such related definitive agreements, (d) subject to satisfaction of the conditions precedent in the Debt Commitment Letter, to consummate the debt financing no later than the date on which the Closing is required to occur and (e) to enforce its rights under or with respect to the Debt Commitment Letter and the related definitive agreements, including seeking to cause the Committed Lenders to fulfill their obligations under the Debt Commitment Letter and such debt financing agreements in the event of a breach thereof by the committed lenders thereunder.

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  During the period beginning on the date of the Purchase Agreement and continuing until the earlier of (x) the termination of the Purchase Agreement and (y) the closing date, Boulevard will not, and will cause its Affiliates and their respective directors, officers, employees, agents and advisors not to, directly or indirectly: (i) solicit, commence, initiate, renew or facilitate, induce or encourage any inquiries or the making of any proposal or offer that constitutes or would reasonably be expected to lead to a business combination proposal other than the Business Combination Proposal, (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person or entity any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any business combination or (iii) commence, continue or renew any due diligence investigation regarding any business combination. Boulevard will and will cause each of its Affiliates and their respective directors, officers, employees, agents and advisors to, immediately cease any and all existing discussions or negotiations with any person or entity conducted heretofore with respect to any business combination proposal other than the Business Combination Proposal.

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  At or before the Closing, Boulevard will cause the certain agreements of Boulevard and its Affiliates to be amended, terminated or otherwise modified and, if terminated, to be of no further force or effect from and after the Closing, with no further liability of Boulevard thereunder.

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  As of the Closing, no Boulevard stockholder will be entitled to receive any amount from the Trust Account except to the extent such stockholder previously validly elected to redeem his, her or its shares of Boulevard Common Stock pursuant to the amended and restated certificate of incorporation of Boulevard. Upon satisfaction or waiver of the conditions set forth in Article VII and notice thereof to the trustee, (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Boulevard will (i) cause the documents, opinions and notices required to be delivered to the trustee pursuant to the Trust Agreement to be so delivered and (ii) cause the trustee to, and the trustee will thereupon be obligated to pay (A) as and when due all amounts payable to stockholders of Boulevard holding shares of Boulevard Common Stock sold in Boulevard's initial public offering who will have previously validly elected to redeem their shares of Boulevard Common Stock pursuant to the amended and restated certificate of incorporation of Boulevard, and (B) immediately thereafter all remaining amounts then available in the Trust Account in accordance with the Purchase Agreement and (b) thereafter, the Trust Account will terminate.

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  As soon as reasonably practicable, but in no event later than two (2) weeks prior to the closing date (unless otherwise required earlier by applicable law), Boulevard will (x) with respect to the individuals who are employed by TDCC and its Affiliates in the United States in connection with the Business and who have been identified by TDCC as being in-scope with respect to the transactions contemplated by the Purchase Agreement ("US TDCC Employees"), offer employment in writing, effective as of the Closing, to each US TDCC Employee and (y) with respect to the individuals employed by AgroFresh ("US AgroFresh Employees"), notify the US AgroFresh Employees in writing of their continuing employment, which offers of employment and notices of continuing employment will: (i) advise the US Employee ("US Employees" are the US TDCC Employees together with the US AgroFresh Employees) of the terms and conditions of such US Employee's position with Boulevard, which position will be comparable to the position held, with respect to both job level and duties, by such US Employee immediately prior to the closing date; (ii) state, among other things, an annual base salary and annual incentive compensation opportunity during at least the first twenty-four (24) months following the Closing that will be not less than that provided by TDCC or one of its Affiliates, to the extent applicable, to the US Employee immediately prior to the closing date; (iii) include a summary of benefits to be provided to such US Employee, which benefits, during the first twenty-four (24) months following the Closing, will be substantially comparable in value, when taken as a whole, to those to which such US Employee was entitled prior to the Closing; provided that Boulevard will not have any obligation to provide such US Employees with any defined benefit pension plan or similar defined benefit arrangement (it being understood that the value of any such defined benefit pension or similar arrangement provided by TDCC and its Affiliates will be taken into account for purposes of determining comparable value); and (iv) not require a Geographic Relocation of the US Employee. Each such individual who accepts Boulevard's offer of employment will become an employee of Boulevard (or its designated

    Affiliate) as of or (in the case of a US Employee covered by the Seconding Agreement (as defined below) for a secondment period) after the Closing and, together with the US AgroFresh Employees, will be referred to herein as "Transferred US Employees". Boulevard will not, and will cause its Affiliates and any successor to the Business not to, reduce the annual base salary or annual incentive compensation or benefits of any Transferred US Employee for a period of twenty-four (24) months after the Closing Date. For purposes of satisfying the comparability requirements, such comparability may be made on an aggregate basis for the Transferred US Employees as a whole and not individually for each Transferred US Employee. For purposes of the Purchase Agreement, "Geographic Relocation" is defined to mean an increase in travel distance of fifty (50) miles or more each way from (a) the applicable employee's current place of residence to the location of the new employment position compared to (b) the distance such employee travels from his or her current residence to the location of his or her current employment position with AgroFresh or TDCC or its Affiliates.

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  Except where otherwise required by applicable law, Boulevard will, effective as of the Closing, assume all liability for all earned or accrued but unused vacation benefits of the Transferred US Employees, which current unused vacation benefits for each Transferred US Employee will be identified by TDCC within thirty (30) days after the Closing Date, and TDCC and its Affiliates will be relieved of all liabilities for such benefits. Where required by applicable law, TDCC and its Affiliates will pay out all earned or accrued but unused vacation benefits to the Transferred US Employees as soon as administratively practicable following the closing date. Boulevard will permit such Transferred US Employees who receive payment of their earned or accrued but unused vacation benefits to take vacations after the Closing that were scheduled before the Closing; provided, however, that all or a portion of any such scheduled vacation may be on an unpaid basis if and to the extent such vacation or portion thereof is attributable to the unused accrued vacation benefits paid by TDCC and its Affiliates. Boulevard will permit each Transferred US Employee, during the balance of the calendar year during which the Closing occurs, (i) to accrue additional vacation days, if any, to which the Transferred US Employee would be entitled for such calendar year under the vacation policy of AgroFresh or TDCC and its Affiliates covering such Transferred US Employee immediately prior to the Closing at the rate applicable to such Transferred US Employee under such vacation policy and (ii) to take vacation days for the amounts of unused vacation assumed by Boulevard with respect to each such Transferred US Employee and for the amounts of any vacation days accrued during the balance of the calendar year during which the Closing occurs to the extent any such Transferred US Employee could take vacation days under the vacation policy of TDCC and its Affiliates covering such Transferred US Employee immediately prior to the Closing. For the calendar year following that in which the Closing occurs and each year thereafter, the Transferred US Employees will, as applicable, receive vacation benefits under the terms of the vacation benefit policies of Boulevard applicable to similarly situated employees of Boulevard and its Affiliates, in the case of each such calendar year, after giving pre-Closing service credit for each Transferred US Employee as provided in Section 6.1(g) of the Purchase Agreement. With respect to each Transferred US Employee who is a Seconded Employee (defined below), the applicable provisions of the Purchase Agreement will apply as of the expiration of such employee's secondment period.

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  The Purchase Agreement provides that it shall not confer upon any Transferred US Employee any right to continued employment with Boulevard or its Affiliates, nor shall anything in the Purchase Agreement interfere with the right of Boulevard or its Affiliates to relocate or terminate the employment of any of the Transferred US Employees at any time after the Closing Date. Boulevard shall bear the cost and expense of the termination of the employment of any Transferred US Employee on and after the Closing Date. Boulevard and its Affiliates shall, for each Transferred US Employee who, within twenty-four (24) months following the Closing Date, (i) is involuntarily terminated by Boulevard or any of its Affiliates without Good Cause (as defined below), (ii) has his or her compensation or benefits reduced other than a reduction by reason of a circumstance that constitutes Good Cause, and such Transferred US Employee elects to terminate his or her employment with Boulevard or its Affiliates, (iii) has a diminution in his or her position, title, job responsibilities or level of authority or (iv) elects to terminate his or her employment with Boulevard or its Affiliates following a requirement that such Transferred US Employee take an alternative position that requires a Geographic Relocation (or otherwise requires such Transferred US Employee to undergo a Geographic Relocation), provide severance and other separation benefits to each such Transferred US Employee that are at least equal to the greater of (A) the severance and other separation benefits such Transferred US Employee would have received under the terms of the applicable severance plan of TDCC or its Affiliates or AgroFresh as of immediately prior to the Closing and (B) the severance and other separation benefits such Transferred US Employee would receive under the terms of the applicable severance plan of Boulevard or its Affiliates as of the time of such termination; provided, however, that in no event shall any such Transferred US Employee receive less than four (4) calendar weeks of severance and other separation benefits. Boulevard shall bear all liability for any claims of any Transferred US Employee arising out of the employment or termination of such Transferred US Employee by Boulevard or any of its Affiliates. Except as expressly set forth in the Purchase Agreement or as provided to the contrary by applicable local law, Boulevard shall be responsible for all liabilities in respect of benefits accrued on and after the Closing Date by Transferred US Employees under the benefit plans of Boulevard and its Affiliates that cover the Transferred Employees or any other employees of Boulevard or any of its Affiliates similarly situated to the Transferred Employees ("Boulevard Benefit Plans"), and neither TDCC nor any of its Affiliates shall have any liability with respect thereto. Boulevard and its Affiliates shall take all steps necessary to cause all Boulevard Benefit Plans to fulfill the liabilities agreed to by Boulevard under Article VI of the Purchase Agreement. "Good Cause" is defined in the Purchase Agreement to mean with respect to any Transferred US Employee, (a) unsatisfactory performance that, under the employment policies of Boulevard or any of its Affiliates, permits the termination of such Transferred US Employee's employment, (b) dishonesty, (c) unethical conduct, (d) insubordination or (e) violation of company work rules as established by Boulevard or any of its Affiliates.

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  With respect to in-scope employees of TDCC and its Affiliates outside the US and France ("Remaining Employees"), the parties to the Purchase Agreement agree to use their commercially reasonable efforts to ensure that the Remaining Employees are transferred to Boulevard or its designated Affiliates with effect from the Closing Date, whether the transfer is: (a) implemented through the operation of applicable law; (b) through the process of Boulevard's offering to employ, effective as of and from the Closing Date, the Remaining Employees; or (c) by any other applicable means. In the event that the parties to the Purchase Agreement are not able to provide for a Remaining Employee to transfer to Boulevard or a designated Affiliate of Boulevard with effect from the Closing Date, then TDCC and its Affiliates shall use commercially reasonable efforts to cause such Remaining Employee to remain an employee of TDCC and its Affiliates for a transition period not to exceed six (6) months following the Closing Date and to be available to Boulevard and its Affiliates for the performance of services during such transition period pursuant to the terms of the Transition Services Agreement. Each Remaining Employee who becomes an employee of Boulevard or any of its Affiliates as of or (in the case of a Remaining Employee covered by the Transition Services Agreement for a transition period or a Remaining Employee covered by the Seconding Agreement for a secondment period) after the Closing is referred to herein as a "Transferred Remaining Employee". Except where otherwise required by applicable law, (i) Boulevard shall, or shall cause its Affiliates to, effective as of or (in the case of a Remaining Employee covered by the Transition Services Agreement for a transition period or a Remaining Employee covered by the Seconding Agreement for a secondment period) after the Closing, assume all liability for all earned or accrued but unused vacation benefits of the Transferred Remaining Employees and TDCC and its Affiliates shall be relieved of all liabilities for such benefits and (ii) Boulevard shall, and shall cause its Affiliates to, use commercially reasonable efforts to ensure that, during the twenty-four (24) month period following the Closing Date, the Transferred Remaining Employees receive protections with respect to terms and conditions of employment and base salary and bonus opportunities that are no less favorable to such Transferred Remaining Employees than those provided immediately prior to the Closing and benefits to such Transferred Remaining Employees that are substantially comparable in value, when taken as a whole, to the benefits provided under the TDCC Benefit Plans (defined below) in which such Transferred Remaining Employees participated immediately prior to the Closing; provided, however, that such comparability may be made on an aggregate basis for the Transferred Remaining Employees as a whole and not individually for each Transferred Remaining Employee.

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  With respect to the transfer to Boulevard or its designated Affiliate of any employees of TDCC or its Affiliates in France who are primarily devoted to the Business and to whom Article L.1224-1 of the French Labor Code applies ("Affected French Business Employees"), including the transfer of any Affected French Business Employees whose transfer to Boulevard or an Affiliate of Boulevard is subject to the prior authorization of the French labor inspector ("Protected French Business Employees"), the Purchase Agreement provides that such transfer shall be subject to the exercise of a put option agreement and the applicable requirements of French law, including consultation with the applicable French works council and any required prior authorization by the French labor inspector with respect to any Protected French Business Employee. Those Affected French Business Employees who become employees of Boulevard (subject to the occurrence of a put option exercise event, completion of the transactions contemplated by the put option agreement, including the works council consultation proceeding, waiver of the preemptive right of the city of Saint Denis, France, to acquire the applicable French assets pursuant to Article 214-1 of the French town planning code and the provision of notification to employees of Rohm and Haas Europe Trading ApS and Rohm and Haas Europe Services ApS of their right to make an offer for the purchase of the applicable French assets to the extent that such employees have such a right under Law n° 2014-856 dated July 31, 2014, and the French labor inspector approval) are referred to herein as the "Transferred French Employees". The transfer to Boulevard or any of its Affiliates of the Affected French Business Employees and, subject to the prior approval of the French labor inspector, any Protected French Business Employee shall result in the transfer of all rights, duties, liabilities related to such Affected French Business Employees to Boulevard and its Affiliates. Boulevard and its Affiliates shall, as of the transfer date(s) of the Affected French Business Employees, be fully responsible for, and bear all costs in relation to, all liabilities related to the Transferred French Employees, including any salaries or other costs, paid holidays, thirteenth-month pay, time saving accounts, bonus, pension liabilities, taxes and social security charges. Subject to applicable law, Boulevard shall, and shall cause its Affiliates to, ensure that the Transferred French Employees receive protections with respect to terms and conditions of employment and compensation and benefits that are no less favorable to such Transferred French Employees than those provided to the Transferred French Employees by TDCC or one of its Affiliates prior to the Affected French Employee transfer date(s).

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  The US Employees and Remaining Employees identified by TDCC as seconded employees ("Seconded Employees"), who otherwise would become Transferred Employees as of the Closing Date shall instead be seconded to Boulevard or an Affiliate in accordance with the terms of an applicable seconding agreement ("Seconding Agreement"), with such secondments to be effective from the Closing Date up to and including the respective dates set forth in the Seconding Agreement; provided, however, that no secondment period under the Seconding Agreement shall exceed six (6) full calendar months after the Closing Date. TDCC expects the number of Seconded Employees to be ten (10) or fewer US Employees and Remaining

    Employees in the aggregate. Effective upon the expiration of the Seconded Employee's secondment period, such Seconded Employee shall transfer to Boulevard or a designated Affiliate in accordance with the applicable provisions of the Purchase Agreement and each such Seconded Employee who becomes an employee of Boulevard or any of its Affiliates after the Closing shall be a Transferred Employee as of the expiration of the Seconded Employee's secondment period, and any obligations of Boulevard and its Affiliates hereunder with respect to any such Seconded Employee shall not commence until such Seconded Employee becomes a Transferred Employee. (The term "Transferred Employees" in the Purchase Agreement is defined to mean, collectively, all Transferred US Employees and Transferred Remaining Employees.)

Covenants of TDCC

        TDCC made certain covenants under the Purchase Agreement, including, among others, the following:

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  Subject to the Confidentiality Agreement dated as of March 7, 2015, by and between Boulevard and TDCC, until the closing date, TDCC will afford to Boulevard reasonable access, upon reasonable advance written notice (which in no event will be less than forty-eight (48) hours' notice), during normal business hours, to the personnel and properties of AgroFresh and the personnel, books and records of the Business (other than tax returns of AgroFresh, TDCC and its Affiliates and all notes, worksheets, files and documents relating thereto) to the extent relating to AgroFresh or the assets that are to be transferred to the AgroFresh and its subsidiaries pursuant to the Restructuring Transactions. Nothing will obligate TDCC to take or permit any actions that would (a) unreasonably interrupt the normal course of the Business or any other business of AgroFresh or TDCC or any of its Affiliates; (b) result in any waiver of attorney-client privilege or violate any law or the terms of any contract to which AgroFresh or TDCC or any of its Affiliates is a party or to which any of their respective assets are subject; or (c) subject AgroFresh or TDCC or any of its Affiliates to risk of liability. Prior to the expiration of any waiting period under any competition law applicable to the transactions contemplated by the Purchase Agreement, Boulevard will only be permitted such reasonable access that, in TDCC's sole discretion, after consultation with counsel, is appropriate during such review process. During any such visits, Boulevard will comply with all safety, health and security rules applicable to the premises being visited. TDCC will have the right to have a representative present at all times during any such inspections, interviews and examinations conducted at or on the offices or other facilities or properties of or leased by AgroFresh. From and after the date of the Purchase Agreement until the closing date, Boulevard will not have access to or communicate with any customers, suppliers or other counterparties of the Business without the prior written consent of TDCC, and then only on such terms to which TDCC consents. Boulevard will not be allowed to sample and analyze any soil or groundwater or other environmental media, or any building material, without the express written consent of TDCC, which may be withheld in the sole discretion of TDCC.

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  Subject to certain exceptions, TDCC will not, and will not permit any of its subsidiaries to:

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  amend the certificate of incorporation, bylaws or similar organizational documents of AgroFresh;

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  authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver, any equity interests of AgroFresh;

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  sell, transfer, lease, license, convey or otherwise dispose of any material assets of AgroFresh or any material assets that would otherwise be transferred to AgroFresh or its subsidiary as part of the Restructuring Transactions, except in the ordinary course of business;

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    approve any new capital expenditures of more than five hundred thousand Dollars ($500,000) of AgroFresh that are not in the ordinary course of business;

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    other than supply arrangements in the ordinary course of business, enter into any material transaction with any Affiliate of TDCC;

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    grant any increase in the base salary or wages, bonus opportunity, or other benefits payable to any employee, in each case except (a) in the ordinary course of business and in a manner consistent with past practice or to the extent undertaken in connection with the implementation of a program that impacts all similarly situated employees of TDCC and its Affiliates, (b) as required by law or (c) as required by the terms of any existing contract, announced commitment, TDCC Benefit Plan (defined in the Purchase Agreement to mean each employee benefit plan that is maintained, administered or contributed to by AgroFresh or TDCC or its relevant Affiliates in respect of the Business and covers any in-scope employee) or other multiemployer plan or collective bargaining agreement;

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    amend or modify in a manner materially adverse to the Business any material contract, terminate any material contract other than in the ordinary course of business or enter into a contract that, if entered into prior to the date hereof, would have been a material contract required to be disclosed pursuant to Section 3.10 of the Purchase Agreement, other than in the ordinary course of business;

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    declare, set aside or pay any dividend or any other distribution with respect to the equity interests of AgroFresh, except dividends or other distributions of cash and cash equivalents;

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    waive or abandon or otherwise dispose of any rights in or to any material intellectual property of the Business; or

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    agree in writing to do any of the foregoing.

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  TDCC grants to Boulevard a limited transition trademark license solely for use in the Business for the purpose of transitioning certain names owned by TDCC after the Closing.

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  TDCC will use its reasonable best efforts to cause the Restructuring Transactions to be consummated at or before the Closing, provided that to the extent any Restructuring Transaction is not consummated at or before the Closing, TDCC will cause such Restructuring Transaction to be consummated as promptly as reasonably practicable after the Closing.

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  If any fact or circumstance has occurred that constitutes a breach of or inaccuracy in the sufficiency of assets representation contained in the Purchase Agreement such that, upon the occurrence (such fact or circumstance, a "Deficiency"), at any time and from time to time from and after the closing date until the six (6) month anniversary of the closing date, Boulevard may deliver to TDCC written notice and upon receipt of such notice, TDCC will, and will cause its Affiliates to, take all actions necessary or appropriate to remediate the Deficiency and enable Boulevard to operate the Business in all material respects in the manner in which the Business would operate absent such Deficiency, including delivery of such asset or services constituting such Deficiency or a reasonable replacement thereto that remediates such Deficiency. If any fact or circumstance has occurred that constitutes a breach of or inaccuracy in the absence of non-business liabilities representation contained in the Purchase Agreement (such fact or circumstance, a "Non-Business Liability"), at any time and from time to time from and after the closing date until the six (6) month anniversary of the closing date, Boulevard may deliver to TDCC written notice and upon receipt of such notice, TDCC will, and will cause its Affiliates to, take all actions necessary or appropriate to assume and agree to pay and discharge when due such Non-Business Liability.

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  On or prior to the closing date, TDCC will cause each officer and director of AgroFresh, as will have been requested by Boulevard at least fifteen (15) business days prior to the closing date, to tender his or her resignation from such position effective as of the Closing.

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  TDCC agrees to promptly provide Boulevard with all information concerning AgroFresh and the Business, management, operations and financial condition, in each case, required to be included in the proxy statement. TDCC will cause the officers and employees of the Business to be reasonably available to Boulevard and its counsel in connection with the drafting of the proxy statement and responding in a timely manner to comments on the proxy statement from the SEC.

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  TDCC will have the right to designate two individuals to be nominated for election to serve as independent Class III directors of the Boulevard board of directors and, subject only to such actions not being in violation of the fiduciary duties of members of the Boulevard board of directors to Boulevard, Boulevard will nominate such individuals in the proxy statement.

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  Prior to the Closing, TDCC will use reasonable best efforts to provide to Boulevard, and TDCC will cause each of its Affiliates and AgroFresh to use its reasonable best efforts to provide, and will use its reasonable best efforts to cause its their respective directors, officers, employees, agents and advisors, to provide such cooperation as reasonably requested by Boulevard that is customary in connection with arranging and obtaining the Debt Financing as contemplated by the Debt Commitment Letter.

Mutual Covenants

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  Each of Boulevard and TDCC will use its reasonable best efforts to cause the Closing to occur, including taking all reasonable actions necessary (a) to comply promptly with all legal requirements that may be imposed on it or any of its Affiliates with respect to the Closing and (b) to obtain each consent of or with a governmental authority that, if not obtained or made, would reasonably be expected to have a material adverse effect on the ability of the parties to consummate the transactions contemplated hereby.

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  Each of Boulevard and TDCC will (a) promptly, and in any event no later than ten (10) business days after the date of the Purchase Agreement, file with the Antitrust Division of the Department of Justice and the Federal Trade Commission the notification and report forms required for the transactions contemplated hereunder by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (b) cooperate with each other in (i) determining, as promptly as possible, whether any filings are required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders are required to be obtained from, any governmental authorities in connection with the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated by the Purchase Agreement and (ii) timely making all such filings and timely seeking all such actions or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders, (c) respond promptly to inquiries from any governmental authority in connection with any such filings and supply as promptly as practicable such information or documentation as may be requested pursuant to any competition law by any governmental authority and (d) use reasonable best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Purchase Agreement.

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  Each of Boulevard and TDCC will cooperate with each other with respect to obtaining and making all notifications and filings with governmental authorities and act as if all notifications, filings, submissions and other evidence are required to be prepared and filed jointly by all parties even if under particular circumstances they are formally made by only one party.

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  As promptly as reasonably practical after the date of the Purchase Agreement, Boulevard and TDCC will cause the documents required to effect the transfer of the transferred registrations in each applicable jurisdiction to be prepared and, prior to the Closing, executed (if required) by the applicable persons or entities. As promptly as reasonably practical after the closing date, Boulevard will, on behalf of the asset transferors (if applicable), submit to the relevant governmental authorities those documents required to transfer the transferred registrations to Boulevard or its designated Affiliate and Boulevard will use reasonable best efforts to obtain all such consents with respect to the transferred registrations as promptly as reasonably practicable. Boulevard will be responsible for all fees and expenses associated with transferring the transferred registrations and all fees and expenses associated with the transferred registrations that become due and payable following the Closing, including any out-of-pocket expenses of TDCC or any of its Affiliates. The parties understand and agree that TDCC's efforts do not require TDCC or any of its Affiliates to offer or grant financial accommodations or deliver anything of value to any person or entity or to remain secondarily liable with respect to the Business.

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  If any third party consent has not been obtained with respect to any contract exclusively related to the Business as contemplated by Section 5.3(g) of the Purchase Agreement at or prior to the Closing, then until such time as such consent is obtained, (a) Boulevard will be entitled to the benefits of the contract in question accruing after the Closing to the extent that TDCC or its applicable Affiliate may provide such benefits (i) without violating the terms of such contract or any law and (ii) without incurring any material expense or otherwise taking any material actions or measures (including hiring additional employees), (b) Boulevard will perform, at its sole cost and expense, the obligations of TDCC or such Affiliate to be performed after the Closing under the contracts exclusively related to the Business in question and (c) Boulevard will indemnify TDCC and its Affiliates against, be liable to TDCC and its Affiliates for and hold TDCC and its Affiliates harmless from, any and all losses, liabilities (any debt, liability, commitment, duty or obligation of any nature, whether pecuniary or not, asserted or unasserted, accrued or unaccrued, absolute or contingent, matured or unmatured, liquidated or unliquidated, determined or determinable, incurred or consequential, known or unknown and whether due or to become due, including those arising under any law or proceeding and those arising under any contract or otherwise, including any tax liability or tort liability), claims, damages, reasonable and documented out-of-pocket costs and reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred or suffered by TDCC and its Affiliates in connection with any such arrangement or any such contracts exclusively related to the Business; provided, however, that in no event will Boulevard be entitled to receive such benefits beyond the term of any contracts exclusively related to the Business and neither TDCC nor any of its Affiliates will have any obligation to renew or replace any contracts exclusively related to the Business upon the expiration or termination thereof.

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  In the event and for so long as either party hereto is contesting or defending against any proceeding, hearing, investigation, claim or demand in connection with any transaction contemplated under the Purchase Agreement or any situation prior to the closing date involving the Business, each of Boulevard and TDCC will (a) fully cooperate with the contesting or defending party and its counsel in, and assist the contesting or defending party and its counsel with, the contest or defense, (b) make available such other party's personnel (including for purposes of fact finding, consultation, interviews, depositions and, if required, as witnesses) and (c) provide such information, testimony and access to its books and records, in each case as are reasonably requested in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party.

Survival of Representations, Warranties and Covenants; Indemnification

        The representations, warranties and covenants of the parties contained in the Purchase Agreement will not survive the Closing, except that:

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  TDCC's representations and warranties regarding the sufficiency of assets and absence of non-business liabilities will survive until the six month anniversary of the Closing;

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  TDCC's representations and warranties regarding the absence of undisclosed Business liabilities will survive until the 15 month anniversary of the Closing;

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  TDCC's representations and warranties regarding organization and capitalization of the AgroFresh entities, authorization, and title will survive indefinitely;

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  Boulevard's representations and warranties regarding organization, capitalization, and authorization will survive indefinitely; and

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  those covenants that by their terms apply or are to be performed in whole or in part after the Closing will survive the Closing until the expiration of the statute of limitations for breach of contract with respect to such covenant.

        Boulevard and TDCC have agreed to indemnification obligations with respect to breaches of the fundamental representations made by them (which with respect to such obligations of TDCC, will not exceed in the aggregate the amount of the purchase price) and the no undisclosed liabilities representation made by TDCC (which obligations will be subject to certain limitations relating to a minimum claim amount of $100,000, a deductible amount of $40 million and a maximum liability cap of $200 million); provided, that, the maximum liability for all breaches of all such representations will not exceed in the aggregate the amount of the purchase price.

Termination

        The Purchase Agreement may be terminated prior to consummation of the Transaction by mutual consent of the parties. In addition, the Purchase Agreement may be terminated by either party:

  •
  if the Transaction has not closed by October 1, 2015;

  •
  if the consummation of the Transaction becomes illegal or otherwise prohibited by law;

  •
  in the event of a breach of a representation, warranty, covenant or agreement by the other party, if such breach would result in the failure of a condition to each party's obligation or the delivery of certain duly executed agreements and documents, and cannot be cured by October 1, 2015; or

  •
  if the transactions contemplated by the Purchase Agreement are not approved by the stockholders of Boulevard.

        If the Purchase Agreement is validly terminated, neither party will have any liability to the other party, except that no such termination will relieve either party from liability for intentional breach of the Purchase Agreement that occurs prior to such termination. Certain provisions of the Purchase Agreement will survive any termination of the Purchase Agreement. If the Purchase Agreement is validly terminated, except due to the breach of TDCC, neither Boulevard nor any of its subsidiaries may at any time consummate a business combination or commit to use the proceeds of the Trust Account to consummate a business combination.

  Amendments

        Subject to certain exceptions, the Purchase Agreement can be amended, modified or supplemented only by a written instrument signed by Boulevard and TDCC.

The Standby Agreement and Letter Agreement

        In connection with the Purchase Agreement, Boulevard has entered into the Standby Agreement with TDCC and Avenue Special Opportunities Fund II, L.P., an affiliate of the Sponsor. Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard has a Cash Shortfall, meaning that it does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, a $5 million execution fee under the Transition Services Agreement that Boulevard is otherwise required to pay at Closing or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued Standby Shares of Boulevard Common Stock at a purchase price of $10.00 per share, up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance of additional shares of Boulevard Common Stock, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay the Standby Fees to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000.

        Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to the Letter Agreement regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement. Pursuant to the Letter Agreement, Avenue Capital Management II, L.P., an affiliate of the Sponsor, has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

The Warrant Purchase Agreement

        In connection with, and as a condition to the consummation of, the Transaction, Boulevard, the Sponsor and TDCC propose to enter into the Warrant Purchase Agreement. Pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, Boulevard shall purchase in the open market warrants issued in connection with Boulevard's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. If Boulevard has not purchased in the aggregate $10 million of warrants before the date that is nine months after the Closing, the Sponsor may sell to Boulevard private placement warrants it holds at $1.00 per private placement warrant to satisfy the obligation (such private placement warrants, together with all other warrants purchase under the Warrant Purchase Agreement, the "Purchased Warrants"). Pursuant to the Warrant Purchase Agreement, Boulevard shall issue to TDCC no later than the date that is nine months after the Closing the warrants to purchase Boulevard Common Stock representing 66 2/3% of the Purchased Warrants at no cost to TDCC and on the same terms as the warrants issued in connection with Boulevard's initial public offering. In the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to Boulevard, at no cost to Boulevard, the number of warrants equal to one-half of the difference between (i) 6,000,000 and (ii) the number of warrants issued by Boulevard to TDCC on or prior to such date (such difference between clauses (i) and (ii), the "Make-Up Warrant Amount") and (b) Boulevard will issue such number of warrants equal to the Make-Up Warrant Amount.

The Tax Receivables Agreement

        In connection with, and as a condition to the consummation of, the Transaction, TDCC, AgroFresh and Boulevard propose to enter into the Tax Receivables Agreement. Pursuant to the Tax Receivables Agreement, Boulevard will pay annually to TDCC 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that Boulevard actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction. While the amount and timing of any payments under the Tax Receivables Agreement will vary depending upon a number of factors, including the amount and timing of our income, we expect that during the anticipated term of the Tax Receivables Agreement the payments that we may make to TDCC could be substantial. In addition, payments under the Tax Receivables Agreement will give rise to additional tax benefits and therefore to additional potential payments under the Tax Receivables Agreement. The term of the Tax Receivables Agreement will commence at Closing and will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivables Agreement for an amount based on an agreed value of payments remaining to be made under the Tax Receivables Agreement.

The Transition Services Agreement

        In connection with, and as a condition to the consummation of, the Transaction, AgroFresh and TDCC propose to enter into the Transition Services Agreement, pursuant to which TDCC will provide AgroFresh with, among other things, certain marketing and sales, customer service, supply chain, environmental health and safety, consulting, business records, packaging and storage, research and development, information technology and finance services for a limited period of time after the consummation of the Transaction (ranging from six months to five years depending on the service), in exchange for the fees set forth in the Transition Services Agreement. The Transition Services Agreement will also provide for a $5 million execution fee that Boulevard will be required to pay to TDCC on the Closing Date (in addition to the Cash Consideration pursuant to the Purchase Agreement) unless all or a portion of the $5 million is deferred pursuant to Section 2.3(a) of the Purchase Agreement.

The Investor Rights Agreement

        In connection with, and as a condition to the consummation of, the Transaction, Boulevard proposes to enter into the Investor Rights Agreement by and among Boulevard, TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement, Avenue Special Opportunities Fund II, L.P. Pursuant to the Investor Rights Agreement, any holder of Boulevard Common Stock that is party to the Investor Rights Agreement is entitled to demand that Boulevard register the resale of its securities subject to certain minimum requirements. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the Transaction. Boulevard is required to deliver financial statements and other information for each accounting period to those of TDCC and its subsidiaries that are holders of Boulevard Common Stock or other equity securities of the Company. The Investor Rights Agreement also provides that Boulevard will take all necessary action to (i) cause the Preferred Director (or a person designated by the Preferred Director) to be elected a member of the board of directors of each subsidiary of Boulevard and (ii) cause each of the two directors nominated to Boulevard's board of directors by TDCC pursuant to the terms of the Purchase Agreement to be a member of each committee of the board of directors of which the Preferred Director is not a member. The Investor Rights Agreement also provides that TDCC and the Initial Stockholders will agree not to transfer their shares of Boulevard Common Stock from the Closing until twelve months after the Closing, subject to limited exceptions, including that TDCC has the right to transfer its securities if, in its sole discretion, TDCC determines in good faith that its ownership percentage of Boulevard Common Stock and non-

voting common stock of the Company would require TDCC to consolidate the results of operations and financial position of Boulevard and Boulevard has not engaged in transactions to reduce TDCC's ownership percentage within 20 business days. The Investor Rights Agreement supersedes all similar agreements relating to the right to register securities of Boulevard, and terminates any such agreements between Boulevard and the Initial Stockholders, such as the existing lock-up agreements between Boulevard and the Initial Stockholders.

Background of the Business Combination

        We were organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We are not limited to any particular industry or sector.

        We received $220.5 million of proceeds from our initial public offering, or IPO, which was consummated on February 19, 2014, and from the partial exercise of the underwriters' overallotment option in connection with the IPO on March 13, 2014. The proceeds of our initial public offering, including proceeds from the partial exercise of the underwriters' over-allotment option, and the private placement of the private placement warrants were placed in a trust account with Continental Stock and Transfer & Trust Company as trustee immediately following the initial public offering and, in accordance with our amended and restated certificate of incorporation, will be released upon the consummation of the Business Combination.

        Except for a portion of the interest income that may be released to us to pay any income or franchise taxes, none of the funds held in the trust account will be released until the earlier of (x) the completion of our initial business combination and (y) the redemption of 100% of our public shares if we are unable to consummate a business combination within 21 months of our IPO (or 24 months if a letter of intent, agreement in principle or definitive agreement for an initial business combination is signed within 21 months). In the event of our liquidation for failure to complete our initial business combination within the allotted time, up to $100,000 of net interest may be released to Boulevard if we have no or insufficient working capital to fund the costs and expenses of our dissolution and liquidation. After the payment of approximately $750,000 in expenses relating to our IPO, approximately $1 million of the net proceeds of our IPO and private placement of the private placement warrants was not deposited in the trust account and was retained by us for working capital purposes. The trust proceeds are invested in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations. The net proceeds deposited from the IPO remain on deposit in the Trust Account earning interest. As of December 31, 2014, there was approximately $220.5 million held in the Trust Account.

        Prior to the consummation of our IPO, neither Boulevard, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Boulevard.

        Following our IPO, our acquisition team, which included certain officers and directors of Boulevard and certain personnel of Avenue Capital Management II, L.P., commenced an active search for businesses and assets to acquire in our initial business combination. During the course of this search process, we reviewed and considered well more than 100 acquisition opportunities and engaged with several possible target businesses in detailed substantive discussions or negotiations with respect to potential transactions, including with three potential business combination target companies that we refer to as "Company A," "Company B," and "Company C." Unlike AgroFresh, each of Companies A, B and C were independent private companies, rather than a subsidiary or division of a much larger company. Like AgroFresh, each of Companies A, B and C had, in our view, well established core businesses combined with substantial growth potential. Company A was in the energy services sector, and a transaction with it became untenable when oil and gas prices fell dramatically in late 2014.

Company B was severely overleveraged, such that its continuation as a going concern was in doubt unless it effected a transaction that would significantly increase equity and reduce debt. We and Company B engaged in detailed discussions and negotiations over the course of several months developing a transaction that would accomplish these goals. However, during discussions with Company B, a third-party purchased a significant portion of the outstanding indebtedness of Company B with a view towards engaging in its own transaction with Company B, and this development made a transaction with Boulevard not feasible and the discussions between Company B and Boulevard terminated. This occurred around the time that detailed discussions between Boulevard and TDCC began regarding AgroFresh. Boulevard and Company C engaged in discussions and negotiations both prior to and during the period that Boulevard engaged in discussions and negotiations with TDCC regarding AgroFresh. Although Boulevard believed that Company C was a highly attractive business combination target, Boulevard's management and the board of directors ultimately determined that the transaction with AgroFresh presented a more attractive opportunity in terms of value for the stockholders of Boulevard and therefore decided to pursue a business combination with AgroFresh rather than a business combination with Company C.

        In August, 2014 TDCC commenced a broad process to sell the Business. This process led to detailed discussions with, and due diligence exercises by, a number of parties. During the week of February 22, 2015, Boulevard became aware that TDCC had been considering a disposition of the Business and would be interested in exploring such a possible transaction with Boulevard. Stephen Trevor, our President and Chief Executive Officer, indicated to representatives of M. Klein and Company, LLC ("M. Klein"), the financial advisory firm serving as TDCC's financial advisor on the potential sale of the Business, that Boulevard would be interested in engaging in such an exploration, and at that point Boulevard was provided with a draft confidentiality agreement.

        On March 6, 2015, an initial meeting was held between Mr. Trevor, a representative of TDCC and representatives of M. Klein.

        Boulevard and TDCC entered into a confidentiality agreement dated March 7, 2015 regarding AgroFresh and the Business. During the course of the week of March 9th, Boulevard was provided with a Confidential Information Memorandum and other materials concerning AgroFresh and the Business, given access to a digital data room and provided with the preliminary terms of a debt financing commitment that had previously been developed.

        On March 11, 2015, a meeting was held among members of Boulevard's acquisition team and the M. Klein team on behalf of TDCC, at which Boulevard was provided with an overview of the Business, an explanation of TDCC's objectives with respect to the potential sale of the Business and other information.

        Boulevard's acquisition team attended a full day due diligence/management presentation session held on March 13, 2015 at the New York offices of TDCC's legal counsel, Mayer Brown LLP, or Mayer Brown. All but one of the key members of the AgroFresh management team was present at this meeting, along with representatives of TDCC and of M. Klein. Also present were representatives from Bank of Montreal, or BMO, which Boulevard intended to use as the potential provider of debt financing for a potential business combination transaction. The meeting principally consisted of the AgroFresh management team presenting and answering questions regarding detailed operating, financial and other information concerning the Business.

        On March 17, 2015, Boulevard delivered to the M. Klein team a written outline of the terms of a potential transaction between Boulevard and AgroFresh for further consideration and development. The basic structure of the outlined transaction was substantially the same as that of the Business Combination (i.e., cash consideration to be paid to TDCC funded from debt financing and the amounts held in the Trust Account, plus the receipt by TDCC of shares of common stock in Boulevard representing approximately 40% of the shares of Boulevard Common Stock that will be outstanding after consummation of the proposed business combination).

        During the period between delivery of Boulevard's March 17th outline and the end of March, Boulevard's acquisition team held numerous meetings and conference calls with members of the M. Klein team, members of AgroFresh management and personnel of TDCC, some of which focused on due diligence matters and others of which involved discussion of Boulevard's transaction outline and TDCC's reaction to it.

        On March 30, 2015, Boulevard submitted to representatives of M. Klein a revised written outline of a potential transaction, which, among other changes, included the addition of a term under which TDCC would be entitled to an additional $50 million cash payment in 2018 from Boulevard, subject to certain conditions.

        Following several discussions of the March 30th outline, the M. Klein team delivered comments to Boulevard's revised transaction outline which, among other changes, sought changes to the conditions applicable to the potential $50 million additional payment to TDCC. The comments of M. Klein also included a proposal that provided for the making of a joint election to treat the acquisition as an asset purchase for U.S. tax purposes (known as a Section 338(h)(10) election), resulting in a "step up" of the tax basis in the AgroFresh assets and a sharing of the benefits of this election 85% to TDCC and 15% to AgroFresh through a tax receivables agreement. Boulevard rejected the proposed changes to the conditions applicable to the potential $50 million additional payment to TDCC and Boulevard engaged in lengthy discussions concerning this step-up proposal, and included various legal and accounting advisors in Boulevard's consideration of such proposal.

        On April 5, 2015, Boulevard submitted a further revised transaction outline to M. Klein, with a number of modifications to the previous transaction outline. In this revised outline, Boulevard did not include TDCC's proposed changes to the condition applicable to the additional $50 million payment, but TDCC's proposal for a tax receivables agreement was tentatively accepted.

        The April 5th revised transaction outline noted, among other issues, the importance to Boulevard of fully understanding the financial impact on AgroFresh of becoming a stand-alone public company, particularly given that many services and functions necessary for the operation of AgroFresh had until this point been provided to AgroFresh by TDCC and its affiliates. Boulevard retained Alvarez and Marsal, a nationally recognized financial services firm, to perform "quality of earnings" due diligence with respect to the Business, including, in particular, a bottoms-up analyses of the Business taking on or obtaining the functions and services provided by TDCC. In parallel, Boulevard also directed its legal counsel, Greenberg Traurig LLP, or Greenberg Traurig, to perform legal due diligence with respect to the Business.

        On April 13, 2015, Mayer Brown provided an initial draft of the Purchase Agreement for the potential transaction, and over the next few days provided drafts of other transaction documents. Greenberg Traurig and Mayer Brown thereafter began discussions and negotiations concerning these documents and the detailed terms and conditions of the potential transaction. Among the key issues were the adequacy of the assets included in the transaction, and the absence of undisclosed liabilities. In addition, the drafts delivered by Mayer Brown proposed that TDCC, as a stockholder of Boulevard going forward, would have certain post-closing rights, including rights to approve various material actions by Boulevard and/or AgroFresh.

        At the same time as the discussions and negotiations between Greenberg Traurig and Mayer Brown were taking place, Boulevard's acquisition team and certain key TDCC personnel, as well as representatives of M. Klein, held discussions regarding concerns of TDCC regarding transaction closing certainty in light of the right of Boulevard stockholders to redeem their shares prior to closing of the proposed transaction. TDCC proposed that, in order to proceed with further discussions, the parties would need to agree on acceptable means to provide TDCC with assurance of transaction closing certainty, including a sufficient equity backstop that could be drawn down in the event of redemptions by Boulevard stockholders.

        On April 15, 2015, Marc Lasry, the Chairman of Boulevard, met with Andrew Liveris, the Chairman and Chief Executive Officer of TDCC, and Howard Ungerleider, the Chief Financial Officer of TDCC, at TDCC's headquarters in Midland, Michigan, to discuss the potential transaction. Among the issues discussed were concerns regarding transaction closing certainty and exclusivity. As of April 17, 2015, there were several open issues between the parties regarding the potential transaction, including: (i) how working capital would be calculated; (ii) what post-closing protections would be provided; (iii) how transaction expenses would be allocated; (iv) what ownership limitation would be acceptable to TDCC and Boulevard; (v) what ongoing investor protections would be acceptable to TDCC; and (v) how the deferred cash payment would be calculated.

        From April 18, 2015 through April 29, 2015, representatives of the parties and their advisors engaged in intensive negotiations. The parties agreed that TDCC would not have unilateral post-closing approval or veto rights as a stockholder, but would have the right to appoint one director to the board of directors and have certain rights with respect to the nomination of independent directors to the initial post-closing board of directors. The parties also agreed to include in the Purchase Agreement certain limited post-closing protections on the adequacy of the Business assets and the absence of undisclosed liabilities. Throughout that period, both Boulevard and Greenberg Traurig continued their legal and financial due diligence with respect to the Business.

        On April 22, 2015, TDCC presented Boulevard with a list of points under which it would be willing to proceed with the potential transaction, including: (i) a purchase price comprised of $610 million in cash and 17.5 million shares of Boulevard Common Stock; (ii) a substitution of up to $25 million in shares of Boulevard Common Stock in lieu of cash if Avenue Capital Management II, L.P. or an affiliate of Avenue Capital Management II, L.P. agreed to commit to $25 million of new equity; (iii) a maximum stock ownership for TDCC of 45%; (iv) a $50 million deferred cash payment to be paid to TDCC if EBITDA in 2016 or 2017 for the Business is at least $100 million; (v) an agreement that Boulevard would not pursue any alternative business combination if this potential transaction did not close for any reason; (vi) a requirement that Boulevard's expenses be no more than $21 million; (vii) a $5 million fixed fee payable to TDCC to cover up-front costs under the Transition Services Agreement; and (viii) at least $5 million on the balance sheet of AgroFresh at the closing of the Business Combination. Boulevard and TDCC discussed these and other points, resulting in a revised draft of the Purchase Agreement being circulated by Mayer Brown that reflected certain of these points and others as mutually agreed.

        From April 18, 2015 through April 29, 2015, the parties engaged in substantial negotiations with Bank of Montreal and BMO Capital Markets Corp. and an other potential lead arranger and lender with respect to the terms of the committed debt financing with respect to the Transaction. During such period, the parties, Bank of Montreal and BMO Capital Markets Corp. and such other potential lead arranger and lender prepared several versions of drafts of the debt commitment letters in respect of such committed debt financing, reflecting several iterations of the negotiations of such terms.

        The arrangements set forth in the Standby Agreement were negotiated from April 23, 2015 through April 26, 2015 as a means to address TDCC's concerns regarding transaction closing certainty, pursuant to which TDCC and an affiliate of Avenue each committed to purchase up to $25 million of shares of Boulevard Common Stock at the time of the closing of the Business Combination, if additional cash is needed as funding for the Transaction.

        Over the period from April 23, 2015 through April 26, 2015, Boulevard responded to certain of the points raised by TDCC on April 22, 2015. In particular, Boulevard negotiated with TDCC regarding how the $50 million deferred payment would be calculated, and the cap on certain Boulevard expenses was increased to $23 million. A revised draft of the Purchase Agreement was circulated by Mayer Brown. During this time, the parties and their respective counsel provided comments to the other operative agreements in connection with the proposed transaction.

        A potential business combination with AgroFresh was initially discussed by the board of directors at a meeting held on March 12, 2015, and was discussed further at meetings of the board of directors held on March 25, 2015, April 15, 2015, April 22, 2015, April 24, 2015 and April 26, 2015. During all of such meetings, the board of directors received updates from Greenberg Traurig regarding transaction terms and the status of related negotiations, and had the opportunity to ask questions and request additional information. Greenberg Traurig also informed the members of the board of directors of their legal obligations in considering the potential transaction. At the board of directors meeting held on April 26, 2015, representatives of Citigroup discussed Citigroup's views regarding AgroFresh and the industry in which it operates. At a further meeting of the board of directors held on April 29, 2015, the board of directors approved the Transaction and the independent directors separately reviewed and approved the terms of the Standby Agreement.

        The Purchase Agreement and other documents were executed by the parties early in the morning of April 30, 2015, and a press release was issued announcing the Business Combination. Shortly thereafter, Boulevard filed a Current Report on Form 8-K with the SEC attaching the press release and the investor presentation.

Boulevard's Board of Directors' Reasons for the Approval of the Business Combination

        As described under "Background of the Business Combination" above, the board of directors, in evaluating the Business Combination, consulted with Boulevard's management and legal and financial advisors and, in reaching its decision at its meeting on April 29, 2015 to approve and adopt the Purchase Agreement and the transactions contemplated thereby, and at prior meetings of the board of directors, considered a variety of factors weighing positively and negatively with respect to the Business Combination. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The board of directors viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Boulevard's reasons for the board of directors' approval of the business combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under "Forward-Looking Statements."

        The factors considered by the board of directors include, but are not limited to, the following:

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  The potential for the post-Transaction company to be a compelling platform for further investments in the Agricultural Chemicals space, drawing on favorable macro dynamics driven by global food demand growth, and/or for further investment elsewhere in the Specialty Chemicals space;

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  AgroFresh has a skilled management team with a strong sales culture;

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  AgroFresh management's belief that the current market position of SmartFresh™ will continue, based on several factors including the following:

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  The SmartFresh™ business has developed into a service business, providing growers and packers with highly valuable guidance and solutions with respect to storage and preservation of freshly picked apples and other fruit;

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  AgroFresh has accumulated significant data and know-how on produce storage and the particular needs of each of its customers; and

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  Delivery and use of SmartFresh by AgroFresh is tailored to each specific type of apple, and to the objectives and conditions of each customer, and therefore would be difficult for a new entrant to replicate.

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  AgroFresh's Harvista™ is a pre-harvest product that his highly complementary with SmartFresh and has attractive growth prospects;

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  The positive financial performance of AgroFresh since 2012 on a net sales and EBITDA basis, including, in 2014, EBITDA of $95 million, and the projected continued growth of the post-Transaction company in 2015 and 2016, with AgroFresh management forecasting EBITDA of $100 million in 2015 and $104 million in 2016 and forecasting net sales of $177 million in 2015 and $190 million in 2016 (see "—Reconciliation of Non-GAAP Financial Measure");

  •
  Boulevard management's public trading market valuation of Comparable Companies, which have expected enterprise value/EBITDA multiples (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 11.2x to 21.0x (and a median of 13.55x), as compared to an initial market valuation of the post-Transaction company reflected in the terms of the Transaction corresponding to an enterprise value of 8.7x the AgroFresh management's forecasted 2015 EBITDA, showing that the multiples of the Comparable Companies are materially higher than the multiple implied by the initial market valuation of the post-Transaction company, implying a discount in the purchase price of AgroFresh (enterprise value is defined as: the market value of the applicable company's common stock, plus any debt and outstanding liabilities, and less cash and cash equivalents) and (EBITDA is defined as: earnings before interest, taxes, depreciation and amortization);

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  Boulevard management's trading market valuation of the Comparable Companies, which have expected free cash flow yields (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 2.2% to 5.6% (and a median of 4.0%), compared to the AgroFresh management's forecast of a 10.6% free cash flow yield for the post-Transaction company, showing that the free cash flow yield of the post-Transaction company is materially greater than the range of free cash flow yields of the Comparable Companies, implying a discount in the purchase price of AgroFresh (free cash flow yields are defined as: the percentage equal to (a) (i) cash flow from operations minus (ii) capex divided by (b) equity value);

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  Boulevard management's analysis of key performance indicators of the Comparable Companies, which have expected EBITDA margins (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 14% to 44% (and a median of 24%), compared to AgroFresh management's forecast of a 57% EBITDA margin for the post-Transaction company for 2015, showing that the EBITDA margin of the post-Transaction company is materially greater than the range of EBITDA margins of the Comparable Companies, implying a lower risk to the cash flows of the post-Transaction company than the risk to the cash flows of the Comparable Companies (EBITDA margin is defined as: EBITDA divided by revenue);

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  Boulevard management's analysis of key performance indicators of the Comparable Companies, which have expected cash conversions (based on public filings, Wall Street Research and FactSet as of April 29, 2015) for 2015 ranging from 56% to 87% (and a median of 75.5%), compared to the AgroFresh management's forecast of a 98% cash conversion for the post-Transaction company for 2015, showing that the cash conversion rate of the post-Transaction company is materially greater than the range of cash conversion rates of the Comparable Companies, implying a greater future cash flow of the post-Transaction company as compared to the Comparable Companies (cash conversion is defined as: the percentage equal to: (a) (i) EBITDA minus (ii) capex divided by (b) EBITDA);

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  TDCC initially will have an approximate 40% equity ownership position in the post-Transaction company; and

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  The financial and other terms and conditions of the Purchase Agreement, as reviewed by the board of directors (see "The Purchase Agreement" beginning on page 98) and the fact that such terms and conditions are reasonable and were the product of arm's-length negotiations between Boulevard and TDCC.

        The board of directors also considered the following factors:

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  AgroFresh's reliance on SmartFresh™ to generate the majority of its revenues both currently and in the near future, especially given that the patent on this use of 1-MCP is currently expiring (2014 in US/2015 in Europe) and the encapsulation patent will expire in 2018 in the US and 2019 in Europe;

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  Challenges associated with the separation of the AgroFresh business from TDCC, given that it has not been operated as a stand-alone business;

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  The terms of the Tax Receivables Agreement, pursuant to which Boulevard will pay to TDCC 85% of the amount of certain tax savings that Boulevard actually realizes as a result of the section 338(h)(10) election that Boulevard and TDCC have agreed to make in connection with the proposed Transaction; and

  •
  The interests of Boulevard's principal stockholder, executive officers and certain directors in the Business Combination (see "Proposal No. 1—Approval of the Business Combination—Certain Benefits of Boulevard's Directors and Officers and Others in the Business Combination.").

        In connection with analyzing the Business Combination, Boulevard's management, based on its experience and judgment, selected the Comparable Companies and categorized them into four groups: (i) "Pure-Play" AgroChemical companies; (ii) Food/Ingredient Specialties; (iii) High Margin/High Value Specialties; and (iv) Service Oriented Comparable Companies. Boulevard's management selected the Comparable Companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of AgroFresh, although none of the Comparable Companies is identical or directly comparable to AgroFresh;

        In connection with its analysis of the Business Combination, Boulevard's management reviewed and compared, using publicly available information, certain current, projected and historical financial information for AgroFresh corresponding to current and historical financial information, ratios and public market multiples for the Comparable Companies;

        The board of directors also considered the Business Combination in light of the investment criteria set forth in Boulevard's final prospectus in connection with its initial public offering including, without limitation, that (i) AgroFresh was at an inflection point as a potential stand-alone company with the introduction of its new products; and (ii) based upon Boulevard management's financial analysis of AgroFresh, the post-Transaction company exhibited unrecognized value and other positive characteristics, such as observable competitive advantages in its industry and desirable returns on capital and multiple pathways to growth that the board of directors believed would potentially create shareholder value following the consummation of the Business Combination.

        The above discussion of the material factors considered by the board of directors is not intended to be exhaustive, but does set forth the principal factors considered by the board of directors.

Reconciliation of Non-GAAP Financial Measure
($ in millions)

	2012	2013	2014	2015 Forecast(8)	2016 Forecast(8)
Net Income(1)	$13.2	$27.5	$27.9
Provision for Income taxes(1)	16.3	25.1	41.4
Depreciation and Amortization(2)	30.8	30.8	30.4
Adjustment for deferred income(3)	(2.7)	(2.0)	(2.0)
Research and development expense(4)	6.4	7.1	5.8
Incremental stand-alone run rate costs(5)	(3.5)	(4.5)	(3.7)
Foreign currency adjustment(6)	(4.2)	(7.1)	(4.9)

Forecast Adjusted EBITDA(7)	$56.3	$76.9	$94.9	$100.0	$104.0

(1)
Per the historical audited carve-out Combined Statements of Income and Comprehensive Income of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012.

(2)
Per the historical audited carve-out Combined Statements of Cash Flows of The AgroFresh Business for the years ended December 31, 2014, 2013 and 2012.

(3)
Adjustment to exclude deferred income which is contractually excluded from the Transaction pursuant to the Purchase Agreement to develop and commercialize certain technology which is expected to be terminated after consummation of the Transaction.

(4)
Represents an adjustment to add back discovery research and development expense for projects not expected to continue at current levels after consummation of the Transaction.

(5)
Reflects an adjustment to increase certain incremental operational and selling, general, and administrative costs to an estimated stand-alone run rate of approximately $8 million per year after the consummation of the Transaction.

(6)
Represents an estimate to adjust the translation impact of the EURO to the U.S. dollar and the Australian dollar to the U.S. dollar on a constant currency basis comparable with the 2015 and 2016 forecasts.

(7)
Forecast Adjusted EBITDA for 2012, 2013 and 2014 will not agree to the Adjusted EBITDA presented in AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations as it reflects adjustments for certain items to present the historical results on a comparable basis with the 2015 and 2016 forecasts.

(8)
Forecasts of EBITDA for 2015 and 2016 exclude acquisition-related transaction and integration costs expected to be incurred as a result of the Transaction and reflect estimates for stand-alone costs after consummation of the Transaction as if the closing had occurred on January 1, 2015.

        Boulevard and AgroFresh do not as a matter of course make public projections as to future sales, earnings, or other results. However, the prospective financial information set forth above was made available to the board of directors in connection with its consideration of the Business Combination. The accompanying prospective financial information was not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management's knowledge and belief, the expected course of action and the expected future financial performance of AgroFresh. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

        Neither the AgroFresh Business's independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

Boulevard's Financial Advisor

        Boulevard engaged Citigroup as its exclusive financial advisor to assist with the Business Combination. The board of directors did not request, and therefore will not receive, a fairness opinion from Citigroup in connection with the Business Combination. Citigroup served as lead underwriter of Boulevard's initial public offering and Boulevard paid to Citigroup and the other underwriter of Boulevard's initial public offering underwriting discounts and commissions equal to approximately $4,410,000 upon consummation of the offering. Citigroup and the other underwriter of Boulevard's initial public offering are entitled to receive deferred underwriting discounts and commissions equal to approximately $7,717,500 upon consummation of the Business Combination. Citigroup is not entitled to receive any additional fees for serving as Boulevard's exclusive financial advisor to assist with the Business Combination.

Certain Benefits of Boulevard's Directors and Officers and Others in the Business Combination

        When you consider the recommendation of our board of directors in favor of approval of the Business Combination, you should keep in mind that our board of directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

  •
  the beneficial ownership of our Sponsor and certain of our directors to hold the 5,512,500 shares of Boulevard Common Stock currently beneficially owned by them following the Business Combination, subject to the lock-up contained in the Investor Rights Agreement, which shares would have a value of approximately $[61.8] million based on the closing price of the Boulevard Common Stock on July [    •    ], 2015;

  •
  the ownership of our Sponsor to hold the 6,160,000 private placement warrants to purchase shares of Boulevard Common Stock currently held by it (before giving effect to the Warrant Purchase Agreement), which warrants would have a value of approximately $[20.3] million based on the closing price of Boulevard's warrants on July [    •    ], 2015;

  •
  the continuation of certain of our directors as directors (but not officers) of the Company;

  •
  the continued indemnification of current directors and officers of the Company and the continuation of directors' and officers' liability insurance after the Business Combination; and

  •
  the terms and conditions of the Standby Agreement and the Letter Agreement.

        Further, all of the shares of Boulevard Common Stock currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption, and the private placement warrants that are held by our Sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares and warrants.

Potential Purchases of Public Shares

        In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor, our directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the trust account. None of the Sponsor, our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor, our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the trust account.

        The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, our directors, officers or advisors or their respective affiliates, to satisfy a closing condition in an agreement related to the Business Combination.

Total Boulevard Shares to be Issued in the Business Combination

        Pursuant to the Purchase Agreement, at the Closing, Boulevard will issue to TDCC, as a portion of the consideration for the Transaction, (i) one newly created share of Series A Preferred Stock and (ii) 17.5 million shares of Boulevard Common Stock; provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing more than 17.5 million shares of Boulevard Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration to be issued shall be unchanged. Based on the number of shares of our common stock outstanding as of December 31, 2014, it is anticipated that, upon completion of the Business Combination, Boulevard's existing stockholders, including our Sponsor and its affiliates, will retain an ownership interest of approximately 55% of the post-Transaction company, TDCC will own approximately 35% of the outstanding common stock of the post-Transaction company and the Private Placement Investors will own approximately 10% of the outstanding common stock of the post-Transaction company. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Purchase Agreement. These relative percentages assume that: (a) the aggregate amount of cash available to pay the Cash Consideration is $635 million, including $425 million that certain lenders have committed to fund at the Closing, (b) no additional shares of Boulevard Common Stock are issued pursuant to the Standby Agreement and (c) none of Boulevard's stockholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by Boulevard's existing stockholders will be different. These percentages also do not take into account (i) the potential forfeiture of the 1,378,125 Founder Earnout Shares of outstanding Boulevard Common Stock currently held by our Sponsor and our independent directors (representing a portion of the Founder Shares) that are subject to forfeiture if certain performance conditions relating to the trading price of Boulevard Common Stock are not met following the Business Combination and (ii) 17,185,000 warrants to purchase Boulevard Common Stock that will remain outstanding immediately following the Business Combination (before giving effect to the Warrant Purchase Agreement). You should read "Summary—Boulevard Shares to be Issued in the Business Combination" and "Unaudited Pro Forma Condensed Combined Financial Information" for further information.

Board of Directors of Boulevard Following the Transaction

        Upon the Closing, the board of directors of the Company will consist of eight members, seven of which will be divided into three classes, with each class having a term of three years. In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company.

        Pursuant to the Purchase Agreement, TDCC has the right to designate two individuals to be nominated for election to serve as independent Class III directors. Our board of directors has nominated Thomas D. Macphee and, with the agreement of TDCC, Derek Murphy to serve as Class I directors and Stephen S. Trevor and, with the agreement of TDCC, Robert J. Campbell to serve as Class II directors, each to take office immediately upon the closing of the Business Combination. Our board of directors has nominated Nance K. Dicciani, and TDCC has designated for nomination each of Gregory M. Freiwald and [    •    ], as Class III directors, each to take office immediately upon the closing of the Business Combination. TDCC has appointed Torsten Kraef as the Preferred Director, to take office immediately upon the closing of the Business Combination. We anticipate that Marc Lasry, Joel Citron and Darren Thompson will resign from their positions as directors, effective upon the closing of the Business Combination. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy.

        See the sections entitled "Proposal No. 3—Election of Directors to the Board" and "Management After the Business Combination" for additional information.

Certificate of Incorporation

        Pursuant to the terms of the Purchase Agreement, upon the closing of the Transaction, our amended and restated certificate of incorporation will be amended promptly to:

  •
  change our name to AgroFresh Solutions, Inc.;

  •
  remove certain provisions related to our status as a blank check company;

  •
  add a class of non-voting common stock; and

  •
  make certain other changes that our board of directors deems appropriate for a public operating company.

Name; Headquarters

        The name of the Company after the Business Combination will be AgroFresh Solutions, Inc. and our headquarters will be located in 400 Arcola Road, Collegeville, PA 19426.

Redemption Rights

        Pursuant to our amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our amended and restated certificate of incorporation. As of December 31, 2014, this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of Boulevard. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Each redemption of public shares by our public stockholders will decrease the amount in our trust account and increase the number of additional shares of Boulevard Common Stock we would need to issue as a result of the cash shortfall or the amount of cash we would need to obtain through acquisition financing. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,010. See the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Acquisition Financing

        We expect that a portion of the Cash Consideration will be funded from debt financing of up to $425 million that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to a Debt Commitment Letter, dated April 30, 2015, by and among Boulevard, Bank of Montreal, and BMO Capital Markets Corp. In connection with the Closing and the consummation of the debt financing, it is anticipated that Boulevard will form a new wholly-owned subsidiary, which subsidiary will be the direct owner of the issued and outstanding capital stock of AgroFresh. It is further anticipated that AgroFresh will be the direct borrower under the debt financing to be provided at closing, and that the new Boulevard subsidiary will be a guarantor of such indebtedness. The Debt Commitment Letter contemplates that the lenders will provide a senior secured term loan facility in the aggregate principal amount of $425 million, as well as a $25 million senior secured revolving credit facility for use for working capital purposes after the Closing. The term loan facility will mature on the sixth anniversary of the Closing, and will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the term loan facility with the balance payable on the maturity date. The revolving credit facility will mature and terminate on the fourth anniversary of the Closing. The Debt Commitment Letter terminates automatically upon the earliest to occur of October 1, 2015 if the Closing does not occur on or before such date, the termination of the Purchase Agreement in accordance with its terms, and the occurrence of the Closing without the use of the debt facilities contemplated by the Debt Commitment Letter.

        The debt facilities contemplated by the Debt Commitment Letter are subject to certain closing conditions, including without limitation:

  •
  the Closing shall be consummated simultaneously or substantially concurrent with the initial funding under the debt facilities in accordance with applicable law and on the terms described in the Purchase Agreement, without giving effect to any amendment, waiver, consent or other modification thereof by Boulevard or any affiliate thereof that is materially adverse to the interests of the arranger and the lenders under the Debt Commitment Letter (in their capacities as such) unless approved by such arranger;

  •
  immediately after the Closing, Boulevard's common equity (which shall be determined by reference to a value of $10.00 per share of common stock) as a percentage of its total pro forma consolidated capitalization shall be at least 45% (excluding for purposes of this determination (i) increased levels of debt as a result of all original issue discount in respect of the debt facilities imposed pursuant to the "flex" provisions and any outstanding letters of credit (to the extent undrawn), (ii) the Deferred Payment, and (iii) any preferred stock other than disqualified equity);

  •
  since January 1, 2015, there shall not have occurred any "Business Material Adverse Effect" (which is the same definition as that used in the Purchase Agreement);

  •
  on the Closing Date, after giving effect to the Closing, neither Boulevard nor any of its subsidiaries shall have any material third party debt for borrowed money other than (i) the debt facilities contemplated by the Debt Commitment Letter, (ii) other indebtedness permitted to be incurred or outstanding on or prior to the Closing pursuant to the Purchase Agreement and (iii) other indebtedness approved by the arranger in respect of the debt facilities in its reasonable discretion;

  •
  the delivery to the arranger in respect of the debt facilities contemplated by the Debt Commitment Letter of certain historical financial statements of AgroFresh and its subsidiaries and certain pro forma financial statements of Boulevard and its subsidiaries;

  •
  the expiration of a 15 consecutive business day period following the delivery of certain marketing materials in respect of the facilities contemplated by the Debt Commitment Letter;

  •
  the negotiation, execution and delivery of definitive debt agreements in respect of the facilities contemplated by the Debt Commitment Letter;

  •
  the accuracy in all material respects of certain representations and warranties; and

  •
  the delivery of certain customary closing documents (including, among others, a solvency certificate).

        There is a risk that one or more of the conditions to the debt facilities will not be satisfied and that the debt facilities may not be funded when required.

        In addition, in connection with the Purchase Agreement, Boulevard has entered into the Standby Agreement with TDCC and Avenue Special Opportunities Fund II, L.P. Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard has a Cash Shortfall, meaning that it does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, a $5 million execution fee under the Transition Services Agreement that Boulevard is otherwise required to pay at Closing or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued Standby Shares of Boulevard Common Stock at a purchase price of $10.00 per share, up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance of Boulevard Common Stock, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay the Standby Fees to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000.

        Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to the Letter Agreement regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement. Pursuant to the Letter Agreement, Avenue Capital Management II, L.P. has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

Appraisal Rights

        There are no appraisal rights available to our stockholders in connection with the Business Combination.

Material U.S. Federal Income Tax Considerations

        The following is a summary of the material U.S. federal income tax considerations for beneficial owners of Boulevard Common Stock that elect to have their Boulevard Common Stock redeemed for cash if the Transaction is completed. This summary, based upon the assumptions and subject to the limitations described below, constitutes the opinion of Greenberg Traurig, LLP. This summary is based upon the Internal Revenue Code of 1986, as amended, or the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service ("IRS") (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

  •
  U.S. expatriates;

  •
  traders in securities that elect mark-to-market treatment;

  •
  S corporations;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. Dollar;

  •
  financial institutions;

  •
  insurance companies;

  •
  broker-dealers;

  •
  regulated investment companies;

  •
  real estate investment trusts;

  •
  persons holding Boulevard Common Stock as part of a "straddle," "hedge," "conversion transaction," "synthetic security" or other integrated investment;

  •
  persons subject to the alternative minimum tax provisions of the Code;

  •
  persons holding their interest in Boulevard through a partnership or similar pass-through entity;

  •
  tax-exempt organizations;

  •
  stockholders who receive Boulevard Common Stock through the exercise of employee stock options or otherwise as compensation;

  •
  non-U.S. holders (as defined below, and except as otherwise discussed below); and

  •
  the Sponsor and its affiliates.

        This summary assumes that stockholders hold Boulevard Common Stock as capital assets, which generally means as property held for investment.

        THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF BOULEVARD COMMON STOCK DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. WE URGE BENEFICIAL OWNERS OF BOULEVARD COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

        As used herein, the term "U.S. holder" means any beneficial owner of Boulevard Common Stock that is, for U.S. federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control the trust or (B) it has a valid election in place to be treated as a U.S. person. As used herein, the term "non-U.S. holder" means any beneficial owner of Boulevard Common Stock that is not a U.S. holder or a partnership (or similar pass-through entity).

U.S. Federal Income Tax Considerations to U.S. Holders

        This subsection is addressed to U.S. holders of Boulevard Common Stock that elect to have their Boulevard Common Stock redeemed for cash as described in the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders—Redemption Rights." For purposes of this discussion, a "Redeeming U.S. Holder" is a U.S. holder that so redeems its Boulevard Common Stock.

        Except as discussed in the following paragraph, a Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such stockholder's adjusted basis in the Boulevard stock exchanged therefor. Such gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. Stockholders who hold different blocks of Boulevard stock (generally, shares of Boulevard stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

        Cash received upon redemption will be treated as a distribution, however, if the redemption does not effect a meaningful reduction of the Redeeming U.S. Holder's percentage ownership in Boulevard (including stock such Redeeming U.S. Holder is deemed to own under certain attribution rules, which provide, among other things, that it is deemed to own any stock that it holds a warrant to acquire). Any such distribution will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and "qualified dividend" treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in such holder's "holding period." Any distribution in excess of our current and accumulated earnings and profits will reduce the Redeeming U.S. Holder's basis in the Boulevard stock (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Boulevard stock. If such Redeeming U.S. Holder's percentage ownership in Boulevard is reduced as a result of the redemption by more than 20%, the holder will generally be regarded as having incurred a meaningful reduction in interest. Furthermore, if a Redeeming U.S. Holder has a relatively minimal stock interest, and such percentage interest is reduced by any amount as a result of the redemption, the Redeeming U.S. Holder should generally be regarded as having incurred a meaningful reduction in interest. For example, the IRS has ruled that any reduction in a stockholder's proportionate interest is a "meaningful reduction" if the stockholder's relative interest in the corporation was minimal and the stockholder did not have management control over the corporation.

        U.S. holders of Boulevard stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

        This subsection is addressed to non-U.S. holders of Boulevard stock that elect to have their Boulevard Common Stock redeemed for cash as described in the section entitled "Special Meeting in Lieu of 2015 Annual Meeting of Boulevard Stockholders—Redemption Rights." For purposes of this discussion, a "Redeeming Non-U.S. Holder" is a non-U.S. holder that so redeems its Boulevard stock.

        Except as discussed in the following paragraph, a Redeeming Non-U.S. Holder who elects to have its Boulevard stock redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under "—U.S. Federal Income Tax Considerations to U.S. Holders."

        Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless (i) such holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and has a "tax home" in the United States (in which case such holder will be subject to a 30% tax on his or her net capital gain for the year) or (ii) such holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (in which case such holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a Non-U.S. Holder that is a corporation may be subject to a branch profits tax). In addition, with respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty.

        Non-U.S. holders of Boulevard stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Boulevard stock will be treated as a sale or as a distribution under the Code.

        Under the Foreign Account Tax Compliance Act ("FATCA") and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to any dividends paid to (i) a "foreign financial institution" (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States "account" holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Additionally, the United States has entered into intergovernmental agreements ("IGAs") regarding the implementation of FATCA with a number of foreign governments, which govern the application of FATCA to entities organized or located in the jurisdiction of such foreign governments. While the existence of such agreements will not certainly eliminate the risk of withholding described above, these agreements may reduce the risk of the withholding for investors (or intermediaries) in those countries in the types of entities subject to FACTA and the reporting obligations with respect thereto. Non-U.S. holders of Boulevard stock should consult their own tax advisors regarding FATCA and any applicable IGA and whether they may be relevant to the redemption of their Boulevard stock.

Backup Withholding

        In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. holder that:

  •
  fails to provide an accurate taxpayer identification number;

  •
  is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

  •
  in certain circumstances, fails to comply with applicable certification requirements.

        Any amount withheld under these rules will be creditable against such holder's U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Vote Required for Approval

        Approval of this proposal is a condition to the completion of the Business Combination. If this proposal is not approved, the Business Combination will not occur. This proposal is also conditioned on each of the Certificate Proposals and the Director Election Proposal. If any of the Certificate Proposals or the Director Election Proposal are not approved, this proposal will have no effect and the Business Combination will not occur, even if it is approved by the requisite vote.

        The Purchase Agreement will be approved and adopted if the holders of at least a majority of the outstanding shares of our common stock voted at the special meeting of stockholders vote "FOR" the Business Combination Proposal.

        As of the record date, our founders have agreed to vote the Founder Shares and any other shares held by them in favor of the Business Combination. The founders have not purchased any public shares.

Recommendation of the Board

BOULEVARD'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE BUSINESS COMBINATION PROPOSAL.

Proposal Nos. 2A to 2G—The Certificate Proposals

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve the second amended and restated certificate of incorporation (the "proposed certificate"). The proposed certificate is required pursuant to the terms of the Purchase Agreement, and in the judgment of our board of directors, the proposed certificate is necessary to adequately address the post-Business Combination needs of the Company.

        The seven Certificate Proposals that we are asking our stockholders to approve in connection with the Business Combination consist of the following amendments to our amended and restated certificate of incorporation, each of which would be effected by the filing of the proposed certificate: (i) Proposal 2A—to change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company; (ii) Proposal 2B—to authorize a class of non-voting common stock; (iii) Proposal 2C—to provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent; (iv) Proposal 2D—to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office; (v) Proposal 2E—to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws; (vi) Proposal 2F—to elect for the Company not to be governed by Section 203 of the DGCL; and (vii) Proposal 2G—to adopt Delaware as the exclusive forum for certain stockholder litigation.

        Each of the Certificate Proposals is conditioned upon the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, none of the Certificate Proposals will have any effect. Approval of each of the Certificate Proposals is a condition to the completion of the Business Combination. If any of the Certificate Proposals is not approved, the Business Combination will not occur.

        We are required by Delaware law to obtain the approval of holders of a majority of our outstanding shares to amend our certificate of incorporation. The tables set forth under each of Proposals 2A to 2G below set forth a summary of the material differences between our current certificate of incorporation and the proposed certificate as well as Boulevard's board of directors' reasons for proposing the changes. These summaries are qualified by reference to the complete text of the proposed certificate, a copy of which is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed certificate in its entirety for a more complete description of its terms.

Proposal 2A—Change of Name and Removal of Blank Check Company Provisions

        This proposal is to amend our amended and restated certificate of incorporation to change our name to AgroFresh Solutions, Inc. and remove certain provisions related to our status as a blank check company, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Name	Our current certificate provides that our name is "Boulevard Acquisition Corp."	The proposed certificate provides that our name is "AgroFresh Solutions, Inc."	Our board of directors believes that the change of our corporate name is desirable to reflect the Transaction and the nature of our business following the Closing.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Purpose

Our current certificate provides that our purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL and that, in addition to the powers and privileges conferred upon the Company by law and those incidental thereto, the Company possesses and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Company including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses.

The proposed certificate provides that our purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

The provision that refers to effecting a business combination relates to the operation of the Company as a blank check company prior to the consummation of a business combination, and will not be applicable after the Closing. Accordingly, our board of directors believes that it will serve no further purpose and will be confusing.

Provisions Specific to a Blank Check Company	Under our current certificate, Article IX sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.

The proposed certificate does not include these blank check company provisions because, upon consummation of the Business Combination, we will cease to be a blank check company. In addition, the provisions requiring that the proceeds from our initial public offering be held in a trust account until a business combination or liquidation of the Company and the terms governing the Company's consummation of a proposed business combination will not be applicable following consummation of the Business Combination.

The provisions that are specific to a blank check company will not be applicable after the Closing. Accordingly, our board of directors believes that they will serve no further purpose and will be confusing.

Proposal 2B—Authorization of Non-Voting Common Stock

        This proposal is to amend our amended and restated certificate of incorporation to authorize a class of non-voting common stock, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Capitalization	Our current certificate provides that the capital stock of the Company consists of 401,000,000 shares, consisting of common stock and preferred stock. The Company has the authority to create and issue rights, warrants and options entitling the holders therefor to acquire any shares of its capital stock.	The proposed certificate divides the Company's capital stock into three classes consisting of common stock, non-voting common stock and preferred stock. No holder of non-voting common stock shall be entitled to any voting powers with respect to the Company. Each share of non-voting common stock shall automatically convert into one fully-paid and non-assessable share of common stock, (i) when transferred to a person or entity other than TDCC, or a wholly owned direct or indirect subsidiary of TDCC, and (ii) immediately prior to any merger consolidation of the Company with or into any other company or other entity. The authority to create and issue rights, warrants and options has been removed.	The authorization of a class of non-voting common stock is required pursuant to the terms of Investor Rights Agreement, to provide TDCC with the option to convert all or a portion of its shares of Boulevard Common Stock into shares of non-voting common stock.

Proposal 2C—Permitted Provisions of Preferred Stock Designations

        This proposal is to amend our amended and restated certificate of incorporation to provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Election of Directors	Our current certificate provides the board of directors of the Company is divided into three classes as nearly equal in number as possible and the number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws.	The proposed certificate provides that notwithstanding what is set forth in the bylaws, whenever the holders of one or more outstanding series of preferred stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the preferred stock, including any preferred stock designation. Additionally, such directors shall not be included in any of the classes created pursuant the current and proposed certificate.	The additional provision regarding the rights of holders of one or more outstanding series of preferred stock is intended to eliminate any inconsistency between the terms of the certificate of incorporation and the terms of the share of Series A preferred stock to be issued to TDCC at Closing, pursuant to which TDCC, voting as a separate class, will be entitled to appoint the Preferred Director to the board of directors for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company.
Action by Written Consent	Our current certificate provides that, subsequent to the consummation of our initial public offering, any action required or permitted to be taken by the stockholders of the Company must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.	The proposed certificate provides that, except as otherwise expressly provided by the terms of any series of preferred stock permitting the holders of such series of preferred stock to act by written consent, any action required or permitted to be taken by the stockholders of the Company must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.	The change is intended to provide more flexibility to the Company in granting rights to holders of any shares of preferred stock it may issue in the future, including the share of Series A preferred stock to be issued to TDCC at the Closing.

Proposal 2D—Super-Majority Requirement for Removal of Directors

        This proposal is to amend our amended and restated certificate of incorporation to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Removal of Directors	Our current certificate provides that any or all of the directors may be removed from office at any time upon the affirmative vote of a majority of the holders of the voting power of all then-outstanding shares of the Company entitled to vote thereon, voting as a single class.	Subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire board of directors may be removed by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. This change would make it more difficult for our stockholders to remove a director from office, which may have the effect of delaying, deterring or impeding stockholder attempts to obtain control of the board of directors, unsolicited tender offers or other efforts to acquire control of the Company.	The board of directors believes that increasing the percentage of voting power required to remove a director from office is a prudent corporate governance measure to reduce the possibility that a relatively small number of stockholders could seek to implement a sudden and opportunistic change in control of the board of directors without the support of the then incumbent board of directors.

Proposal 2E—Super-Majority Requirement to Adopt, Amend or Repeal Bylaws

        This proposal is to amend our amended and restated certificate of incorporation to require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company's bylaws, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Adoption, Amendment or Repeal of the Bylaws of the Company	Our current certificate provides that the stockholders have the power to adopt, amend or repeal the bylaws of the Company with the affirmative vote of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class.	The proposed certificate provides that the stockholders have the power to adopt, amend or repeal the bylaws of the Company with the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. This change would make it more difficult for our stockholders to repeal or modify our bylaws, which may have the effect of delaying, deterring or impeding stockholder attempts to obtain control of the board of directors, unsolicited tender offers or other efforts to acquire control of the Company.	The board of directors believes that increasing the percentage of voting power required to adopt, amend or repeal the bylaws of the Company is a prudent corporate governance measure to reduce the possibility that a relatively small number of stockholders could take action to change the bylaws in a manner that the board of directors deems undesirable, including for purposes of seeking to implement an opportunistic change in control of the Company without the support of the then incumbent board of directors.

Proposal 2F—Opt Out of Section 203

        This proposal is to amend our amended and restated certificate of incorporation to elect for the Company not to be governed by Section 203 of the DGCL, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Opt Out of Certain Anti-Takeover Provisions of Delaware Law	Under our current certificate, we are governed by the provisions of Section 203 of the DGCL, regulating corporate takeovers. This statute restricts the Company from engaging in business combinations with stockholders who own 15% or more of the Company's outstanding voting stock (a "interested stockholder") for a period of three years after the stockholder became an interested stockholder, unless certain conditions set forth under the statute are met.	Under the proposed certificate, the Company expressly elects not to be governed by Section 203, as permitted under Delaware law. Opting out from Section 203 could allow a person to engage in certain abusive takeover tactics or self-dealing transactions that the section was designed to prevent. For instance, Section 203 would prevent a front-end-loaded, two-step takeover attempt by a third party. It would also prevent an interested stockholder or group of stockholders, such as TDCC, from engaging in a transaction with the Company without the benefit of either an arms'-length negotiation with the Company's board of directors or the approval of the other stockholders.	The provision opting out of Section 203 is an integral part of the Transaction. Electing not to be governed by Section 203 will increase the flexibility of TDCC, which is expected to own approximately 35% of the outstanding Boulevard Common Stock at the Closing, to sell an interest of in excess of 15% in voting power of the Boulevard Common Stock to a third party.

Proposal 2G—Exclusive Forum Provision

        This proposal is to amend our amended and restated certificate of incorporation to adopt Delaware as the exclusive forum for certain stockholder litigation, as summarized in the table below.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Exclusive Forum	Our current certificate does not contain an exclusive forum provision.	The proposed certificate provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware will be the sole and exclusive forum for any stockholder of the Company to bring (i) any derivative action brought on behalf of the Company, (ii) any action, asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim against the Company or any of our directors, officers or employees arising pursuant to any provision of the DGCL, the proposed certificate or our bylaws or (iv) any action governed by the internal affairs doctrine. The proposed certificate further provides that if any provision of this portion of the proposed certificate is held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance to such person or entity and of the remaining provisions of this portion of the proposed certificate to such person, and entity and the application of such provision to other persons and circumstances, will not in any way be affected or impaired thereby.	This amendment is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. Our board of directors believes that the ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law and level of expertise, and should promote efficiency and costs-savings in the resolution of such claims. Our board of directors further believes that Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware and that the Delaware courts have a reputation for expertise in corporate law matters. The board of directors also believes that the Delaware courts have more experience and expertise in dealing with complex corporate issues than many other jurisdictions. For these reasons, the board of directors believes that providing for Delaware as the exclusive forum for the types of disputes listed in the proposed certificate is in the best interests of the Company and its stockholders. At the same time, the board of directors believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interest and those of its stockholders are best served by permitting such a dispute to proceed in a forum other than the Delaware courts.

 Vote Required for Approval of Each Certificate Proposal

        The affirmative vote of holders of a majority of the outstanding shares of our common stock is required to approve each of the Certificate Proposals. Broker non-votes, abstentions or the failure to vote on the certificate proposal will have the same effect as a vote against each of the Certificate Proposals.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" EACH OF THE CERTIFICATE PROPOSALS.

Proposal No. 3—Election of Directors to the Board

        Boulevard's board of directors is currently divided into three classes, Classes I, II and III, with each class having a term of three years. In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. If the Certificate Proposal is approved, the proposed certificate will continue the classified structure of the board of directors as follows: Class I directors shall have a term expiring at the Company's first annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death; Class II directors shall have a term expiring at the Company's second annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death; and Class III directors shall have a term expiring at the Company's third annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death. Pursuant to the Purchase Agreement, TDCC has the right to designate two individuals to be nominated for election to serve as independent Class III directors. Our board of directors has nominated Thomas D. Macphee and, with the agreement of TDCC, Derek Murphy to serve as Class I directors and Stephen S. Trevor and, with the agreement of TDCC, Robert J. Campbell to serve as Class II directors, each to take office immediately upon the closing of the Business Combination. Our board of directors has nominated Nance K. Dicciani, and TDCC has designated for nomination each of Gregory M. Freiwald and [    •    ], as Class III directors, each to take office immediately upon the closing of the Business Combination. We anticipate that Marc Lasry, Joel Citron and Darren Thompson will resign from their positions as directors, effective upon the closing of the Business Combination. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy.

        This proposal is not conditioned upon the approval of the Business Combination Proposal. However, if the Business Combination Proposal is not approved, it is not anticipated that any of the current directors will resign.

        The section below titled "Management after the Business Combination" sets forth information regarding each nominee.

Vote Required for Approval

        If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that all of the nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked "FOR" a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the special meeting, abstentions and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE PROPOSED NOMINEES TO THE BOARD OF DIRECTORS.

Proposal No. 4—Approval and Adoption of the AgroFresh Solutions, Inc. 2015 Incentive
Compensation Plan

        Our board of directors has unanimously approved and adopted the 2015 Plan, and our board of directors has unanimously approved and recommended that our stockholders approve and adopt the 2015 Plan. Set forth below is a description of the 2015 Plan. Our stockholders should read carefully the entire 2015 Plan, which is attached as Annex C to this proxy statement, before voting on this proposal.

        This proposal is conditioned upon the approval of the Business Combination Proposal and the Certificate Proposals. If the Business Combination Proposal or any of the Certificate Proposals is not approved, this proposal will have no effect.

AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan

Purpose

        The purpose of the 2015 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

        The effective date of the 2015 Plan is [    •    ], 2015. As of the date of this proxy statement, no Awards (as defined below) have been granted under the 2015 Plan.

        Shareholder approval of the 2015 Plan is required (i) for purposes of complying with the shareholder approval requirements for listing our Shares on the NASDAQ Listing Market, (ii) to comply with certain exclusions from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," as described below, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the 2015 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the "Exchange Act."

Shares Available for Awards; Annual Per-Person Limitations

        Under the 2015 Plan, the total number of shares of our common stock (the "Shares") reserved and available for delivery under the 2015 Plan ("Awards") at any time during the term of the 2015 Plan will be equal to (i) [            •            ].

        If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or if an Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which such Award were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2015 Plan.

        Substitute Awards will not reduce the Shares authorized for delivery under the 2015 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2015 Plan and will not reduce the Shares authorized for delivery under the 2015 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

        The 2015 Plan imposes individual limitations on the amount of certain Awards, in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the 2015 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than [    •    ] Shares, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals) that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to more than [    •    ] Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to any 12-month performance period is $[    •    ], and with respect to any performance period that is more than 12 months, $[    •    ].

        The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

        The maximum number of Shares that may be delivered under the 2015 Plan as a result of the exercise of incentive stock options is [    •    ] Shares, subject to certain adjustments.

        The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the subsections below titled "Acceleration of Vesting; Change in Control" and "Other Adjustments" for a summary of certain additional adjustment provisions of the 2015 Plan.

        The 2015 Plan will serve as the successor to the prior plans. Outstanding awards granted under the prior plans will continue to be governed by the terms of the prior plans but no awards may be made under the prior plans after the effective date of the 2015 Plan.

Eligibility

        The persons eligible to receive Awards under the 2015 Plan are the officers, directors, employees and individual consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2015 Plan.

Administration

        The 2015 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the 2015 Plan, the independent members of the board of directors may elect to exercise any power or authority granted to the Committee under the 2015 Plan. Subject to the terms of the 2015 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2015 Plan, construe and interpret the 2015 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2015 Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2015 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

        The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per Share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

        For purposes of the 2015 Plan, the term "fair market value" means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2015 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

        The Company may grant stock appreciation rights in tandem with options, which we refer to as "Tandem stock appreciation rights", under the 2015 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option's exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

        The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

        The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an Award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

        The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2015 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

        The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

        The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

        Unless otherwise specified by the Committee, the provisions that are intended to qualify Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code will apply to any performance Award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a "covered employee" (as defined below). The term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person's being among the three highest compensated officers of the Company (other than the Company's chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the board of directors.

        If and to the extent that the Committee determines that the foregoing provisions of the 2015 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2015 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) "consolidated EBITDA," as defined in the 2015 Plan. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per Share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

        After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

        The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

        Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2015 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2015 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2015 Plan from or through any participant will be subject to all terms and conditions of the 2015 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

        Awards under the 2015 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2015 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

        Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a "change in control" of the Company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any related entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the "change in control" will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2015 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the "change in control").

        Subject to any limitations contained in the 2015 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any "change in control," the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

        The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2015 Plan to participants designated by the Committee as "covered employees" and intended to qualify as "performance-based compensation" under Section 162(m) of the Code to otherwise fail to qualify as "performance-based compensation."

Clawback of Benefits

        The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2015 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a "clawback policy." In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2015 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant's Award agreements (and/or awards issued under the prior plans) may be unilaterally amended by the Company, without the participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

        The board of directors may amend, alter, suspend, discontinue or terminate the 2015 Plan or the Committee's authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2015 Plan or an Award agreement, without the consent of an affected participant, no such board of directors action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2015 Plan; provided that, except as otherwise permitted by the 2015 Plan or Award agreement, without the consent of an affected participant, no such Committee or the board of directors action may materially and adversely affect the rights of such participant under terms of such Award. The 2015 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2015 Plan, (ii) termination of the 2015 Plan by the board of directors, or (iii) the tenth anniversary of the effective date of the 2015 Plan. Awards outstanding upon expiration of the 2015 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

        The 2015 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

        An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

        If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee's tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee's tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

        Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder's tax basis in that Share will be long-term capital gain or loss.

        If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

        An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

        The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

        Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2015 Plan, the difference between the sales price and the recipient's basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

        The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

        With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

        With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

        In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

        Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

        Section 162(m) to the Code, generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2015 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such "performance-based compensation," so that such Awards would not be subject to the deductibility cap of $1 million under Section 162(m) of the Code. However, the Committee may, in its discretion, grant Awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2015 Plan will qualify as "performance-based compensation" that are fully deductible by us under Section 162(m) of the Code.

Change In Control

        Any acceleration of the vesting or payment of Awards under the 2015 Plan in the event of a change in control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Section 409A of the Code

        The 2015 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2015 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

        The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Vote Required for Approval

        The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting is required to approve the 2015 Plan.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2015 PLAN.

Proposal No. 5—The Adjournment Proposal

        The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve one or more of the proposals presented at the special meeting. In no event will our board of directors adjourn the special meeting of stockholders or consummate the Business Combination beyond the date by which it may properly do so under our amended and restated certificate of incorporation and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

        If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting of stockholders to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Business Combination Proposal or the Incentive Plan Proposal.

Vote Required For Approval

        Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date represented in person or by proxy at the special meeting of stockholders and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of the Board

BOULEVARD'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

 Information About Boulevard

Overview

        We are a blank check company formed in Delaware on October 24, 2013 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, without limitation as to business industry or sector.

        All of our officers and certain of our directors are affiliated with Avenue Capital Group ("Avenue"). Avenue is an established global alternative investment firm founded in 1995. Avenue's primary focus is investing in credit and other special situation investments in the United States, Europe and Asia. Avenue had approximately 205 employees worldwide as of December 31, 2014. Avenue maintains an institutional infrastructure with teams in accounting, operations, legal, business development, risk management, compliance and information technology. Avenue had approximately $13.3 billion in assets under management as of December 31, 2014.

        Our registration statements on Form S-1 for our initial public offering were declared effective by the SEC on February 12, 2014. On February 19, 2014, we consummated our initial public offering and sold 21,000,000 units. On March 13, 2014, the underwriters for our initial public offering purchased an additional 1,050,000 units pursuant to their over-allotment option. Each unit consists of one share of our common stock and one-half of one warrant, and only whole warrants are exercisable. Each warrant entitles the holder to purchase one share of our common stock at a price of $11.50, subject to adjustment as described in our registration statement, at any time commencing on the later of February 19, 2015, which is the date 12 months from the closing of our initial public offering, or 30 days after the completion of our initial business combination. The warrants expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation. Simultaneously with the consummation of our initial public offering, our sponsor purchased 5,950,000 private placement warrants, each exercisable to purchase one share of our common stock at $11.50 per share, at a price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. On March 13, 2014, our sponsor purchased an additional 210,000 private placement warrants in a private placement that occurred simultaneously with the purchase of additional units by the underwriters pursuant to their over-allotment option.

        We received net proceeds of $220,500,000 from our initial public offering (including net proceeds from the exercise by the underwriters of their over-allotment option) and sale of the private placement warrants. Of those net proceeds, $7,717,500 is attributable to the portion of the underwriting discount, which has been deferred until the consummation of our initial business combination. The net proceeds were deposited in a Trust Account and will be part of the funds distributed to our public stockholders in the event we are unable to complete a business combination. Except for a portion of the interest earned on the funds held in the Trust Account that may be released to us to pay any income and franchise taxes and to fund our working capital requirements, none of the funds held in the Trust Account will be released until the earlier of the completion of our initial business combination and the redemption of 100% of our public shares if we are unable to consummate a business combination by February 19, 2016.

Initial Business Combination

        Our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination. If our board of directors is not able to independently determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc., or FINRA, with respect to the satisfaction of such criteria.

        We have the flexibility to structure our initial business combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our stockholders prior to the business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the business combination transaction. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our stockholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses and we will treat the target businesses together as the initial business combination for purposes of a tender offer or for seeking stockholder approval, as applicable.

Submission of Our Initial Business Combination to a Stockholder Vote

        We are providing our public stockholders with redemption rights upon consummation of the Business Combination. Public stockholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less franchise and income taxes payable, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement relating to the stockholder vote on a Business Combination. Our public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments.

        Our founders have agreed to vote any public shares purchased before, during or after our initial public offering in favor of the Business Combination. In addition, all of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination.

Permitted Purchases of our Securities

        Our sponsor, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination. They will not make any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

        The purpose of such purchases would be to (i) vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or (ii) to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our business combination, where it appears that such requirement would otherwise not be met. This may result in the completion of our Business Combination that may not otherwise have been possible.

        In addition, if such purchases are made, the public "float" of our common stock may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Redemption Rights for Holders of Public Shares

        We are providing our public stockholders with the opportunity to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, upon the consummation of the Business Combination, subject to the limitations described herein. As of December 31, 2014, the amount in the Trust Account, net of income and franchise tax payable, is approximately $10.00 per public share. All of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Limitation on Redemption Rights

        Notwithstanding the foregoing, our amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 20% of the shares sold in our initial public offering, which we refer to as the "Excess Shares." We believe this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a public stockholder holding more than an aggregate of 20% of the shares sold in our initial public offering could threaten to exercise its redemption rights if such holder's shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our stockholders' ability to redeem no more than 20% of the shares sold in our initial public offering, we believe we will limit the ability of a small group of stockholders to unreasonably attempt to block our ability to complete the Business Combination. However, we are not restricting our stockholders' ability to vote all of their shares (including Excess Shares) for or against our business combination.

Redemption of Public Shares and Liquidation if no Business Combination

        Our sponsor, executive officers and directors have agreed that we will have only February 19, 2016 to complete our initial business combination. If we are unable to complete the Business by that date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Business Combination by February 19, 2016.

        Our initial stockholders have entered into letter agreements with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination by February 19, 2016. However, if our initial stockholders acquire public shares in or after our initial public offering, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination by that date.

        Our sponsor, executive officers, directors and director nominees have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated certificate of incorporation that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by February 19, 2016, unless we provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,010 (so that we are not subject to the SEC's "penny stock" rules).

        We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,000,000 of proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay franchise and income taxes on interest income earned on the Trust Account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

        If we were to expend all of the net proceeds of our initial public offering, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.00. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.00. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors' claims.

        Although we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party's engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, Avenue Capital Management II, L.P., an affiliate of our sponsor, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then Avenue Capital Management II, L.P. will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether Avenue Capital Management II, L.P. has sufficient funds to satisfy its indemnity obligations and we have not asked Avenue Capital Management II, L.P. to reserve for such indemnification obligations. Therefore, we cannot assure you that Avenue Capital Management II, L.P. would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

        In the event that the proceeds in the Trust Account are reduced and Avenue Capital Management II, L.P. asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Avenue Capital Management II, L.P. to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Avenue Capital Management II, L.P. to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. We have not asked Avenue Capital Management II, L.P. to reserve for such indemnification obligations and we cannot assure you that Avenue Capital Management II, L.P. would be able to satisfy those obligations. Accordingly, we cannot assure that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per public share.

        We will seek to reduce the possibility that Avenue Capital Management II, L.P. will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Avenue Capital Management II, L.P. will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $1,000,000 from the proceeds of the offering to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from our Trust Account could be liable for claims made by creditors.

        Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our business combination by February 19, 2016 may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

        Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our business combination by February 19, 2016, is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete our business combination by February 19, 2016, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible following the failure to complete the Business Combination by February 19, 2016 and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

        Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years.

However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account. As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the Trust Account is remote. Further, Avenue Capital Management II, L.P. may be liable only to the extent necessary to ensure that the amounts in the Trust Account are not reduced and will not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Avenue Capital Management II, L.P. will not be responsible to the extent of any liability for such third-party claims.

        If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per share to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

        Our public stockholders will be entitled to receive funds from the Trust Account only in the event of the redemption of our public shares if we do not complete our business combination by February 19, 2016 or if they redeem their respective shares for cash upon the completion of the initial business combination. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder's voting in connection with the business combination alone will not result in a stockholder's redeeming its shares to us for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights described above.

Facilities

        Our executive offices are located at 399 Park Avenue, 6th Floor, New York, NY 10022, and our telephone number is (212) 878-3500. Our executive offices are provided to us by Avenue Capital Management II, L.P., an affiliate of our sponsor. Commencing on the closing of our initial public offering, we agreed to pay an affiliate of our sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. We consider our current office space adequate for our current operations.

Employees

        We currently have three executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any member of our management team will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process. We do not intend to have more than three full time employees prior to the consummation of our initial business combination.

Directors and Executive Officers

        Our directors and executive officers are as follows:

Name	Age	Position
Marc Lasry	55	Chairman of the Board
Stephen S. Trevor	51	President, Chief Executive Officer, Secretary and Director
Thomas Larkin	51	Chief Financial Officer
Robert J. Campbell	66	Independent Director
Joel Citron	53	Independent Director
Darren Thompson	52	Independent Director

        Marc Lasry has served as our Chairman of the board of directors since February 2014. Mr. Lasry is the chairman, chief executive officer and co-founder of Avenue. Distressed investing has been the focus of his professional career for over 29 years. Prior to founding Avenue, Mr. Lasry co-founded Amroc Investments, LLC, or Amroc, and prior to that, managed capital for Amroc Investments, L.P., a distressed debt investment firm organized in association with the Robert M. Bass Group and a predecessor to Amroc. Prior to that, Mr. Lasry served as Co-Director of the Bankruptcy and Corporate Reorganization Department at Cowen & Company and as Director of the Private Debt Department at Smith Vasiliou Management. Mr. Lasry clerked for the Honorable Edward Ryan, former Chief Bankruptcy Judge of the Southern District of New York. Throughout his career, Mr. Lasry has served on the board of advisors/directors or as a member of both for-profit and not- for-profit public and private companies not affiliated with Avenue, including the Mount Sinai School of Medicine, 92nd Street Y, the Council on Foreign Relations, the Clinton Global Initiative and the Global Endowment Management. Mr. Lasry holds a Bachelor of Arts degree in History from Clark University and a Juris Doctor from New York Law School.

        Mr. Lasry is qualified to serve on our board of directors because of his private investment experience and his board experience with public and private companies.

        Stephen S. Trevor has served as our President, Chief Executive Officer and Secretary and a director since inception. Since February 2012, Mr. Trevor has served as a portfolio manager at Avenue focused on private debt, private equity and distressed for control investments. From 2007 to 2010, Mr. Trevor held various leadership roles at Morgan Stanley, including co-head of Merchant Banking and Private Equity, global co-head of Investment Management and was a member of Morgan Stanley's management and risk committees. During his time at Morgan Stanley, Mr. Trevor oversaw capital raises for Morgan Stanley Capital Partners V, Morgan Stanley Credit Partners, Morgan Stanley Infrastructure Partners and Morgan Stanley Private Equity Asia Fund 3. He also sat on the investment committees of funds totaling $25 billion of assets under management and with more than 600 employees. Prior to Morgan Stanley, Mr. Trevor was a partner and managing director in the Principal Investment Area in Goldman Sachs. During his fifteen year tenure, Mr. Trevor, who was based in New York, London and Hong Kong, headed multiple Goldman Sachs initiatives, including leading Goldman Sachs Capital Partners' investing activities in Germany and served on the Principal Investment Area's Investment and

Operating committees. Mr. Trevor has served on the board of directors of various companies, including Berry Plastics Corporation, Capmark Financial Group, Cobalt International Energy, L.P., Cognis, Deutsche Kabel, Messer Griesheim Holding and Wincor Nixdorf. Mr. Trevor holds a Bachelor of Arts degree in Political Science and Psychology from Columbia College, a Master of Business Administration degree from Harvard Business School and was a member of the United States Olympic Fencing teams in 1984 and 1988.

        Mr. Trevor is qualified to serve on our board of directors because of his private investment and investment banking experience and his board experience with public and private companies.

        Thomas Larkin has served as our Chief Financial Officer since November 2013. Since April 2011, Mr. Larkin has served as the chief financial officer of Avenue and various entities controlled by Avenue. He is responsible for Avenue's accounting, operations, and tax functions. Prior to joining Avenue in 2011, Mr. Larkin was the chief operating officer of Ellington Management Group, where he was responsible for the firm's accounting, operational and financial activities. Prior to joining Ellington in 2004, Mr. Larkin served as chief financial officer of Resurgence Asset Management, an investment management firm specializing in securities of financially distressed companies. At Resurgence, Mr. Larkin was responsible for all accounting and financial operations. Prior to joining Resurgence in 1997, he was the controller of Concord International Investments Group, a multinational investment management firm. Mr. Larkin started his career at Ernst & Young, where he provided auditing and consulting services to companies in a variety of industries, including hedge funds, mutual funds, and oil and gas concerns. Mr. Larkin holds a Bachelor of Science degree in Accounting from Boston College.

        Robert J. Campbell has served on our board of directors as an independent director since February 2014. Since November 2011, Mr. Campbell has served as the chairman of the board of directors of Enstar Group Limited, an insurance run-off company, and has served as its independent director since November 2007. Mr. Campbell has served as an independent director of Camden National Corporation, a public holding company, since 1999, and is a member of its audit committee and chair of its capital committee. Since January 1991, Mr. Campbell has served as a partner at Beck, Mack & Oliver LLC, a private investment advisory firm. Mr. Campbell holds a Bachelor of Arts in Political Economy from Williams College.

        Mr. Campbell is qualified to serve on our board of directors because of his private investment advisory experience and his board experience with private and public companies.

        Joel Citron has served on our board of directors as an independent director since February 2014. Since June 2009, Mr. Citron has served as the chief investment officer and managing member of TAH Management/TAH Capital Partners, a private investment management firm, and since October 2008, as the chief executive officer of Tenth Avenue Holdings, a related holding company. From January 2006 through December 2008, Mr. Citron served as managing partner of Jove Partners, a hedge fund and private equity firm, and from January 2002 through September 2008, as the chief executive officer of Jovian Holdings, a privately held investment and operating company. Mr. Citron also serves as the chairman of the board of trustees of Avenue Income Credit Strategies Fund, or ACP, a non-diversified, closed-end management investment company registered under the Investment Company Act with publicly traded shares, and Avenue Mutual Funds Trust, or AMFT, a non-diversified, open-end management investment company registered under the Investment Company Act, since December 2010 and May 2012, respectively. Since September 2011, Mr. Citron has served as the chairman of Oasmia, AB, a Swedish publicly traded biotechnology company, and since June 2010, as chairman of Tenth Avenue Commerce, a privately held e-commerce company. Mr. Citron has served as a director of Attivio, Inc., a privately held software company, since December 2009, and Symbius Medical LLC, a privately held medical service provider, since September 2007. Mr. Citron's community involvement includes serving as the president of the board of The Heschel School in New York, NY, a member of the board of counselors, and a member of Shoah foundation at the University of Southern California.

Mr. Citron holds a Bachelor of Science in Business Administration and a Master of Arts in Economics from the University of Southern California.

        Mr. Citron is qualified to serve on our board of directors because of his private investment advisory experience and his board experience with public and private companies.

        Darren Thompson has served on our board of directors as an independent director since February 2014. Since June 2011, Mr. Thompson has served as the managing member of RailField Partners, LLC, a private investment and advisory firm. Mr. Thompson is also an independent consultant, and has acted in this capacity since September 2010, after serving as a special advisor at the American Express Company from January 2010 through August 2010, and as chief financial officer of Revolution Money, Inc., a payment network, or Revolution Money, prior to its acquisition by the American Express Company in January 2010. Mr. Thompson has also previously served and as an officer at Fannie Mae and managing director of Goldman Sachs. Mr. Thompson also serves as a trustee of ACP and AMFT since December 2010 and May 2012, respectively. Mr. Thompson holds an Atrium Baccalaureus in Biochemistry from Harvard University and a Master of Business Administration degree from Harvard Business School.

        Mr. Thompson is qualified to serve on our board of directors because of his private investment advisory experience, his business experience as a former chief financial officer of Revolution Money and his board experience with public and private companies.

Number and Terms of Office of Officers and Directors

        Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Citron, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Campbell and Thompson, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Lasry and Trevor, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

        Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.

Director Independence

        NASDAQ listing standards require that a majority of our board of directors be independent. An "independent director" is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Citron, Thompson and Campbell are "independent directors" as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

        None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to an administrative services agreement, dated February 12, 2014, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our sponsor a total of $10,000 per month for office space, utilities, secretarial support and general and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder's and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

        After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

        We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management's motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

        Our board of directors has two standing committees: an audit committee and a Committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. On November 25, 2014, our board of directors approved the formation of our Committee and appointed Messrs. Campbell, Citron and Thompson to serve as the members of our Committee. Our board of directors appointed Mr. Campbell to serve as the chairman of our Committee. Our board of directors also approved the adoption of a Committee charter. There will be no salary, fees, or other compensation being paid to our officers or directors prior to the Closing other than as disclosed in this proxy statement.

Code of Ethics

        We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit committee charter as exhibits to our registration statement. You will be able to review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officer, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the year ended December 31, 2014, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.

Compensation Discussion and Analysis

        None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to the administrative services agreement, dated February 12, 2014, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder's and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

        After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a Committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

        We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management's motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

        On July 7, 2014, the Company filed a Current Report on Form 8-K announcing the resignation of Rothstein Kass, P.A. (d/b/a Rothstein Kass & Company, P.C.), or Rothstein Kass, as the independent registered public accounting firm for the Company following the acquisition of certain assets of Rothstein Kass and certain of its affiliates by KPMG LLP. On August 11, 2014, our audit committee approved the engagement of EisnerAmper LLP, or EisnerAmper, as our independent registered public accounting firm.

        For the fiscal year ended December 31, 2014, EisnerAmper manages and supervises the audit, and is exclusively responsible for the opinion rendered in connection with its examination. The following is a summary of fees paid for services rendered:

Audit Fees

        During the fiscal year ended December 31, 2014, we were billed an aggregate of $65,000 for professional services rendered by Rothstein Kass for the audit of our financial statements dated November 20, 2013, and filed with our registration statement on Form S-1, 2013 audit and 2014 interim filing for the quarterly period ended March 31, 2014.

        During the fiscal year ended December 31, 2014, we were billed an aggregate of $30,000 for professional services rendered by EisnerAmper for the 2014 interim filings. We expect to be billed $20,000 for services rendered in connection with the 2014 audit.

Audit-Related Fees

        We did not receive audit-related services that are not reported as Audit Fees for the fiscal year ended December 31, 2014.

Tax Fees

        We expect to be billed $1,000 for services rendered in connection with the preparation of the 2014 income tax return.

All Other Fees

        We did not receive products and services provided by Rothstein Kass and EisnerAmper, other than those discussed above, for the fiscal year ended December 31, 2014.

Pre-Approval Policy

        Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by EisnerAmper, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Boulevard Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of Boulevard included elsewhere in this report. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements."

        References in this "Boulevard Management's Discussion and Analysis of Financial Condition and Results of Operations" section to the "Company," "us" or "we" refer to Boulevard Acquisition Corp. The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

        We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We consummated our initial public offering on February 19, 2014. We intend to use cash from the proceeds of our initial public offering (including proceeds from the partial exercise by the underwriters of their over-allotment option), the sale of the sponsors' warrants, our capital stock, and new indebtedness to be incurred pursuant to the Debt Commitment Letter to fund the Business Combination.

Results of Operations and Known Trends or Future Events

Results of Operations for the Period Ended March 31, 2015

        Our net loss for the three months ended March 31, 2015 was $305,286.

Results of Operations for the Years Ended December 31, 2014 and December 31, 2013

        Our net loss for the twelve months ended December 31, 2014 was $673,955. For the period from October 24, 2013 (inception) through December 31, 2014 we had a net loss of $673,955. The trustee of the Trust Account will pay any taxes resulting from interest accrued on the funds held in the Trust Account out of the funds held in the Trust Account.

        We have neither engaged in any significant operations nor generated any revenues to date. Our only activities since inception have been those necessary to prepare for the offering, organizational activities and the identification of a potential target business for our initial business combination. We will not generate any operating revenues until after completion of our initial business combination. We will generate non-operating income in the form of interest income on cash and cash equivalents. There has been no significant change in our financial or trading position and no material adverse change has occurred since the date of our audited financial statements. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

Off-Balance Sheet Arrangements

        As of March 31, 2015 we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations. We have not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Contractual Obligations

        We do not have any long term debt, capital lease obligations, operating lease obligations or purchase obligations other than a monthly fee of $10,000 payable to Avenue Capital Management II, L.P., an affiliate of our Sponsor, for office space, utilities, secretarial and administrative services.

Critical Accounting Policies

        The preparation of interim financial statements and related disclosures in conformity with generally accepted accounting principles in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the interim financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. We have identified the following as our critical accounting policies:

Investments Held in Trust Account

        $220,500,000 from our initial public offering (including proceeds from the partial exercise by the underwriters of their over-allotment option) was placed into a trust account with Continental Stock Transfer & Trust Company serving as trustee. As of March 31, 2015, investment securities in our trust account consisted of $220,504,066 in shares in money market accounts invested in U.S. government treasury securities with a maturity of 180 days or less.

Net Income/(Loss) Per Common Share

        Net income/(loss) per common share is computed by dividing net income/(loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus to the extent dilutive the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. Since we are reflecting a loss for all periods presented, the effect of dilutive securities would be anti-dilutive; hence, diluted income/(loss) per common share is the same as basic income/(loss) per common share for the periods.

Recent Accounting Pronouncements

        In June 2014, the FASB issued ASU 2014-10 which eliminated the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. This ASU is effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early application is permitted for any annual reporting period or interim period for which the entity's financial statements have not yet been issued. Upon adoption, entities will no longer present or disclose any information required by Topic 915. We early adopted the new standard beginning July 1, 2014.

Liquidity and Capital Resources

        Our liquidity needs have been satisfied to date through receipt of $25,000 from the sale of the Founder Shares to our sponsor and amounts held outside of our trust account. We received proceeds of 221,500,000 from (i) the sale of the units in our initial public offering, after deducting offering expenses of approximately $750,000, underwriting commissions of $4,410,000 (excluding deferred underwriting commissions of up to $7,717,500), and (ii) the sale of the private placement warrants for a purchase price of $6,160,000 (including proceeds from the partial exercise by the underwriters of their over-allotment option). $220,500,000 of such proceeds is currently held in the trust account, $7,717,500 of which may be used to satisfy deferred underwriting commissions.

        As of March 31, 2015, investment securities in our trust account consisted of $220,504,066 in shares in money market accounts invested in U.S. government Treasury securities.

        As of March 31, 2015, we had a cash balance of $526,986, held outside of our trust account, which is available for use by us to cover the costs associated with identifying a target business and negotiating a business transaction and other general corporate uses.

        We intend to use substantially all of the funds held in the trust account (net of taxes) to consummate our business combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to consummate our business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategy.

        We do not believe we will need to raise additional funds until the consummation of our business combination to meet the expenditures required for operating our business. However, we may need to raise additional funds through a private offering of debt or equity securities if such funds are required to consummate an initial business combination. Subject to compliance with applicable securities laws, we would only consummate such financing simultaneously with the consummation of our business combination.

 Information About AgroFresh

        Unless otherwise stated, references to AgroFresh in this section generally refer to the Business as historically conducted on an integrated basis by AgroFresh, Inc. and through operations within other subsidiaries of TDCC globally.

AgroFresh Overview

        AgroFresh is a global agricultural innovator in proprietary technologies that preserve the quality and value of fresh produce, including apples, pears, kiwifruit, avocados, and bananas, as well as flowers. AgroFresh has a strong, proven track record in apple storage solutions and is expanding its pre- and post-harvest applications with other varieties of produce. AgroFresh expects to continue to grow through strategic expansion of its core franchise, the development of a robust pipeline of high-value solutions that preserve the quality and value of fresh produce, and the pursuit of related, accretive acquisitions.

        The SmartFresh™ Quality System ("SmartFresh"), our current principal product, regulates the post-harvest ripening effects of ethylene, the naturally occurring plant hormone that triggers ripening in certain fruits and vegetables, through proprietary technology. The active ingredient in this technology blocks the effects of ethylene. SmartFresh is naturally biodegradable and leaves no detectable residue, which has significant consumer appeal. AgroFresh believes that SmartFresh preserves the texture, firmness, taste, and appearance of produce during storage, transportation, and retail display. SmartFresh allows growers and packers to deliver "just harvested" freshness on a year-round basis and retailers to increase customer satisfaction with fresh, high quality produce. An integral part of the SmartFresh sales process is the AgroFresh™ Whole Product offering, which is a direct service model providing customers with on-site applications of SmartFresh at their storage facilities and value-added advisory services

        AgroFresh is also investing in and launching new solutions that are expected to drive future growth. AgroFresh has developed and launched its Harvista™ technology ("Harvista") to apply its proprietary technology to pre-harvest management of pome fruit, such as apples and pears. Just as AgroFresh believes SmartFresh revolutionized post-harvest apple storage, AgroFresh expects Harvista can have a similar impact in the orchard. By keeping apples on the tree longer, Harvista extends the harvest window to promote better color and fruit size development, thereby bringing new benefits to the grower and the retailer. The near-term product pipeline also includes AdvanStore™ technology ("AdvanStore"), which provides advanced monitoring of fresh fruit while in storage, and the RipeLock™ Quality System ("RipeLock"), a proprietary technology which extends the shelf life of bananas.

        AgroFresh is subject to extensive national, state and local government regulation. AgroFresh has completed more than 80 comprehensive international health and environmental tests that have approved 1-Methylcyclopropene ("1-MCP") technology for use by workers and consumers, and in the environment. 1-MCP is degraded or metabolized by the natural processes in the apple and has been approved by domestic and global organizations such as the U.S. Environmental Protection Agency, the Food and Agriculture Organization of the United Nations (the "FAO"), U.S. Food and Drug Administration, the European Chemicals Bureau and the Global Partnership for Good Agricultural Practice.

        AgroFresh is currently headquartered in Collegeville, Pennsylvania. AgroFresh uses five primary leased locations worldwide to deliver product and technical services: Yakima and Wenatchee Washington, Davis, California, Curico, Chile, and Lerida, Spain.

        AgroFresh currently is an indirect wholly-owned subsidiary of The Dow Chemical Company and a global business unit of its Agricultural Sciences operating segment.

Competitive Strengths

        AgroFresh believes that the following strengths differentiate it from its competitors and serve as the foundation for its continued growth:

        Global Agricultural Innovator with Proprietary Technical Know-How and Solutions.    AgroFresh is an agricultural innovator in proprietary technologies that preserve the quality and value of fresh produce in over 40 countries. AgroFresh's scientists and contract research staff are leaders in the field of post harvest physiology. Since the launch of SmartFresh™ in 2002, AgroFresh has developed an extensive and exclusive database on produce physiology and preferences of its more than 3,000 customers. Using this extensive proprietary technical expertise, SmartFresh delivers a step-change in storage solutions for apples, allowing for significantly less waste and greater productivity, as well as a constant supply of high quality fruit throughout the year. We believe the recently launched Harvista™ technology has the potential to have the same impact in the pre-harvest stage, allowing apple and pear growers the ability to better manage their harvest, reducing waste and at the same time improving fruit quality. With AdvanStore™, AgroFresh expects to be able to provide packers unparalleled information about the condition of their fruit while in cold storage using novel monitoring technologies. AgroFresh believes that its storage solutions and portfolio of pre- and post-harvest service offerings are well positioned to help address customer needs.

        Compelling Benefits for Value Chain.    Consumer surveys have found that freshness is the most important driver of customer satisfaction with a supermarket's produce department. The ability to store produce longer while preserving just-harvested quality allows growers and packers to extend their marketing window and capitalize on seasonal pricing trends. AgroFresh believes that SmartFresh revolutionized the apple industry by allowing growers and packers to meet year-round consumer demand for just-harvested quality. This extension of post-harvest life substantially increases the value of produce that is harvested on a seasonal basis but is sold to consumers throughout the year, particularly the summer months when apple prices have historically peaked. The cost of SmartFresh translates into less than one cent per pound of apples, and can provide up to a 20 fold increase in value to the grower or packer over the cost of the service. Due to its high effectiveness and low cost relative to the value of the crop treated, AgroFresh believes that SmartFresh provides compelling benefits across the value chain, from grower to retailer.

        Unique Business Model with Sustainable Competitive Strengths.    The AgroFresh™ Whole Product offering is a direct service model which comprises not only product applications but also "mission critical" advisory services. The AgroFresh product application uses a formulation of 1-MCP, an ethylene action inhibitor with a proven ability to maintain freshness and extend the shelf life of certain fresh produce, that is released into sealed storerooms using company-owned equipment. AgroFresh has established a global footprint with operations in over 40 countries, allowing AgroFresh to make over 32,000 monitored applications in 2014 alone. AgroFresh currently has over 50 employees in research and development working in five AgroFresh locations around the world and at numerous research institutes and customer sites. This infrastructure investment has allowed AgroFresh, over the past decade, to amass a proprietary database of technical data regarding the effective use of SmartFresh with a wide range of apple varieties in variable conditions. AgroFresh's advisory services that are a part of the SmartFresh Whole Product offering utilize this information to assist customers in maximizing the profitability of their operations. We believe that AgroFresh's direct service model, extensive technical know-how, and brand loyalty will continue to sustain its competitive strengths.

        Multiple Drivers of Future Growth.    The market penetration of apples treated with SmartFresh outside the U.S. has been growing but has not yet reached the levels achieved in the U.S. AgroFresh is increasing its sales and marketing efforts in non-US regions to seek to capture these penetration opportunities and is working to apply SmartFresh to other crops, including pears, kiwifruit, plums, and bananas. Harvista extends AgroFresh's proprietary technology into pre-harvest management of apples and pears. Harvista™ is undergoing an expanded commercial launch in the U.S. We also expect the first commercial sales for Harvista in Turkey in 2015. In addition, AgroFresh is investing in and launching new solutions that it anticipates will drive continued business growth. AdvanStore™ is intended to provide an atmospheric monitoring system that storage operators are not capable of achieving with existing controlled atmosphere ("CA") technology. The advanced system is being developed with AgroFresh's extensive understanding of fruit physiology, fruit respiration, current CA technology, and new proprietary diagnostic tools for measuring 1-MCP and other diagnostic fruit volatiles and is designed to provide solutions to customers to help them protect the value of their crops. RipeLock™ combines 1-MCP with modified atmosphere packaging designed specifically for preserving quality during transportation and extending the yellow shelf life of bananas for retailers and consumers.

        High Customer Touch and Retention.    AgroFresh personnel are interacting with its customers face to face year round—from harvest to harvest, addressing all aspects of post-harvest operations and a variety of customer specific issues. AgroFresh initiates customer specific programs designed to improve the economics of growers and packers. AgroFresh believes that this, in turn, has produced a high level of customer retention and trust in the product efficacy and related support services that come with the SmartFresh Whole Product offering.

        Proven Management Team.    Over the last decade, the AgroFresh management team has proven its ability to bring profitable innovation to the fresh produce industry. The team has extensive agricultural industry experience, long-standing customer relationships, and a proven track record of success in bringing valuable services and solutions to market. Commercial and technical experts are located in key geographies worldwide to provide on-site advisory services, which help customers optimize crop potential. AgroFresh encourages an independent and entrepreneurial spirit among its management team and employees.

Industry Overview

Food Preservation and Freshness

        According to the FAO, over 1.3 billion tons of food, or approximately one third of the total food produced worldwide, is lost or wasted each year, including food valued at an estimated $48.3 billion in the U.S. alone. According to an October 2013 TESCO Consumer Study, nearly 45% of all fresh fruits and vegetables, 40% of apples, and 20% of bananas are lost to spoilage. Loss or waste along the food supply chain has a variety of causes, including degradation of fresh produce during storage and transportation through the supply chain.

        Food waste is a major economic cost for retailers. A large percentage of food waste at retail is based on qualitative factors related to consumer perception of freshness. A consumer survey conducted by Oliver Wyman and Ipsos Interactive in the U.S. in 2007 indicates that freshness is the most important driver of customer satisfaction with a store's produce department.

Pre-Harvest Treatments

        Pre-harvest treatments commonly used to increase the value of crops and reduce pre-harvest losses include plant growth regulators ("PGRs"). PGRs influence the rate of growth or development of crops or affect their reaction to stress events such as harsh weather. PGRs interact with the biochemical make-up of the plant and work by mimicking or blocking the production of naturally occurring plant hormones, like ethylene. Blocking the production of ethylene allows a grower to slow down the maturation of fruit to achieve better control over the timing of harvest. PGRs have a range of effectiveness depending on factors such as environmental conditions and the timing of application.

Post-Harvest Treatments

        Post-harvest treatments to maximize quality and reduce loss include treatments to manage the effects of ethylene and to prevent microbial contamination. Naturally occurring ethylene triggers the acceleration of ripening in certain horticultural crops which results in a reduction of post-harvest life.

        One class of post-harvest treatments enhances quality and reduces losses by controlling the environment in which produce is stored. CA and Dynamic Controlled Atmosphere ("DCA") systems are used to keep stored crops within their optimal ranges of temperature and levels of oxygen and carbon dioxide. Specific oxygen and carbon dioxide levels can lower respiration in fresh produce and delay ripening. CA systems have been used for many decades with fruits and vegetables to preserve freshness. DCA, a more recent innovation, seeks to adjust levels of oxygen and carbon dioxide dynamically as the produce in storage breathes and matures. CA and DCA are only effective at preserving freshness while he fruit is kept in cold storage. However 1-MCP treatments have been found to be synergistic or and/or complementary to these technologies by helping to better maintain the quality of the apples during cold storage and maintaining freshness for up to 90 days after the apples are removed from cold storage.

The AgroFresh Business

        AgroFresh is an agricultural innovator in proprietary advanced technologies that enhance the freshness, quality, and value of fresh produce. AgroFresh currently offers SmartFresh™ applications at customer sites through a direct service model utilizing third-party contractors. As part of the AgroFresh™ Whole Product offering, the business also provides advisory services based on its extensive knowledge base on the use of 1-MCP collected through thousands of monitored applications done as a part of the AgroFresh Whole Product offering. AgroFresh operates in over 40 countries and currently derives over 90% of its revenue working with customers to protect the value of apples, pears, and other produce during storage. AgroFresh also offers Harvista™ pre-harvest technology in the U.S. Line extensions and new services are planned to be introduced to seek to strengthen AgroFresh's global position in post-harvest storage and to capitalize on adjacent growth opportunities in pre-harvest markets.

        The story of AgroFresh began with the discovery of the use of 1-MCP by research scientists at North Carolina State University in 1994. The technology was licensed by Rohm and Haas Company, which established AgroFresh to commercialize 1-MCP as SmartFresh. TDCC acquired Rohm and Haas Company in 2009.

1-MCP Overview

        1-MCP, the active ingredient in SmartFresh and Harvista, is an ethylene action inhibitor with a proven ability to maintain freshness and extend the shelf life of certain fresh produce. The 1-MCP molecule is structurally similar to ethylene, a naturally occurring plant hormone that occurs in certain fruits and vegetables. Ethylene helps produce grow and ripen, but eventually causes over-ripening and spoilage. 1-MCP works by blocking the ethylene receptors in plant cells, which temporarily delays the ripening process, enabling the produce to better maintain the qualities associated with freshness.

        Today there are two types of SmartFresh formulations being used to deliver 1-MCP into store rooms, powder and tablets. In a typical SmartFresh powder application, an AgroFresh service provider adds a water-soluble pouch of powder to water held in a SmartFresh generator and activates the generator to release the gaseous form of 1-MCP in the sealed storeroom. When using tablets, a service provider adds the tablets into a prepackaged formulated solution, the tablets dissolve in the solution and the gaseous form of 1-MCP is released in the storeroom. The gas released by either of the formulations mixes with the air circulating in the room, interacts with the fruit, and firmly binds to the fruit's ethylene receptor sites.

        Fruits and vegetables are classified as climacteric or non-climacteric, a term referring to the process of fruit maturation. The climacteric event is a stage of fruit ripening associated with higher ethylene production and changes in the fruit including pigment changes and sugar release. For those climacteric fruits raised as food, the climacteric event marks the peak of edible ripeness, with fruits having the best taste and texture for consumption. The role of SmartFresh™ is to delay the onset of the climacteric stage until the product is ready for consumption. Apples, pears, kiwifruit, plums, persimmon, bananas, melons, peaches, and tomatoes are examples of climacteric fruit. AgroFresh's management continues to evaluate the commercial value of 1-MCP with a range of other climacteric fruit.

        AgroFresh obtained an exclusive license from North Carolina State University ("NCSU") under the Sisler patent (US 5,518,988) for the use of 1-MCP to delay ripening of fruit and flowers, which has already expired in the United States and in Europe and continues only in Japan until May of 2020. AgroFresh also acquired the Daly patent (US 6,017,849) for the encapsulation complex of 1-MCP and alpha-cyclodextrin (alpha-CD), used as the foundational component in SmartFreshTM and HarvistaTM. Depending on the country, SmartFresh is currently protected by a patent for the encapsulation complex through 2018 or 2019. In addition to the 1-MCP granted patents mentioned above, AgroFresh co-owns or holds exclusive licenses with NCSU to six other granted patents, including composition of matter patents for analogues similar to 1-MCP. These generally expire in 2022. AgroFresh has also generated an impressive portfolio of intellectual property with over 30 patents granted in at least one country (pending in other countries) covering 1-MCP and next generation technologies, most of which do not expire until 2025 or beyond. Harvista formulations are patented protected until 2027.

SmartFresh™ Value Proposition

        The value of SmartFresh™ with any crop is determined by both the biological efficacy with that crop and the utility value the application is delivering to the customer. The biological efficacy with apples is high; apples are sensitive to ethylene and SmartFresh is effective at delaying ripening. In addition, SmartFresh brings high utility value by helping to keep apples fresh year-round despite their seasonal harvest. This set of attributes has increased the adoption of SmartFresh by apple growers and packers throughout the world. The cost of SmartFresh translates into less than one cent per pound of apples, providing significant economic value to its customers. The price paid for SmartFresh is small relative to both the value of the crop and the importance of maintaining the quality of that crop during storage. The use of SmartFresh gives growers and packers the ability to store apples from one season to the next without losing their just picked quality characteristics.

        SmartFresh is particularly effective in achieving quality maintenance of apples. Beneficial effects of SmartFresh have been proven across numerous apple varieties throughout the world. SmartFresh is also effective with other crops, including pears, kiwifruit, plums, persimmons, avocados, and flowers, the latter marketed under the EthylBloc™ brand name and various private label brands.

SmartFresh™ Service Model

        AgroFresh believes that it has developed deep, trusted relationships with its customers by combining its effective SmartFresh product with application expertise and trusted advisory services. The AgroFresh™ Whole Product offering comprises this value-added service model. AgroFresh made over 32,000 monitored applications in 2014 alone and, over the past decade, has amassed a valuable proprietary database of technical information on the best practices for the effective use of SmartFresh on a wide range of apple varieties. The advisory services component of the AgroFresh Whole Product offering utilize this information to help maximize the profitability of their customers' operations.

AgroFresh's Other Products

Harvista™

        Harvista™ is a pre-harvest management product developed by AgroFresh that brings ethylene management into the orchard. Harvista technology comprises several proprietary 1-MCP formulations that are specifically designed to keep fruit on the tree longer and to allow more color and size development.

        Harvista provides flexibility for fruit harvesters when it is needed the most—within a few days before harvest or when bad weather strikes. Application in the period leading up to harvest allows the grower to better manage the optimal timing and scheduling of harvest. Application prior to, or following, a stress event such as bad weather helps to reduce the incidence of fruit drop triggered by these events, which can lower crop yields and cause significant economic loss. We believe the flexibility to apply treatment close to harvest provides growers using Harvista with valuable harvest management benefits compared to competing solutions using older technology that require applications well in advance of harvest.

        AgroFresh believes that Harvista extends the "ideal harvest window," the period during which fruit quality is at its peak, by keeping the fruit on the tree longer. For pome fruits, the ideal harvest window is typically up to seven days. The use of Harvista can triple the length of that window by extending it up to an additional 14 days. This added flexibility creates significant benefits both in terms of harvest logistics and crop profitability. Widening the harvest window allows for better scheduling and the optimization of limited resources, such as harvest crews and equipment. The extended harvest window can result in increased average size and weight of fruit. Overall, the value of the crop is favorably impacted by bigger average sizes, better color, and fewer defects.

        AgroFresh offers Harvista technology for apples and pears through a pre-scheduled application service including aerial and/or ground applications. Typically AgroFresh technical staff designs the protocol in consultation with the customer, and third-party service providers make the applications.

        Harvista applications were launched in the U.S. in 2012 in the Northwest region and in the Eastern regions in 2014. Harvista will be launched in Turkey in 2015. Management is currently compiling data for registration in ten more countries, which are expected to be completed on a country by country basis over the next 6 years, with additional registrations and label expansions expected to be pursued as new formulations and/or crop concepts are validated.

AdvanStore™

        AgroFresh's AdvanStore™ platform is being designed to extend the AgroFresh™ Whole Product offering into monitoring the condition of produce during storage. AgroFresh expects that these services will protect the value of the customer's investment by analyzing the atmosphere of a storage room to determine if, and provide advance notice when, there are conditions present that may be detrimental to the quality of the produce. The AdvanStore offering is expected to include the installation of advanced sensor equipment in a customer's facility, "real-time" monitoring, analytics and feedback to enable the customer to more optimally manage the condition of the stored commodity. Through internal innovation and external alliances, the AdvanStore platform reflects AgroFresh's strategy to provide proprietary complete storage solutions to customers by leveraging its extensive knowledge of fruit physiology. AgroFresh expects to launch the initial suite of proprietary storage room monitoring equipment and/or advisory services to customers in 2016.

RipeLock™

        RipeLock™ is an innovative fruit quality management system specifically designed for the banana industry. The patent-pending RipeLock system combines a specially-engineered, micro-perforated form of Modified Atmosphere Packaging ("MAP") and a proprietary 1-MCP formulation. The combination of MAP with 1-MCP provides greater control over the ripening progression of bananas during shipping, distribution, and display. AgroFresh believes that bananas handled with RipeLock™ technology retain their bright-yellow color, fresh taste, and appealing look for four to six days longer than untreated bananas. As a result, RipeLock maximizes the marketable "yellow life" of the fruit, providing economic benefits to brand owners and retailers. RipeLock is currently progressing through customer testing with brand owners, ripeners, food service companies and retailers in the U.S. and Europe. Management of AgroFresh expects commercial launch of RipeLock in 2015.

Growth Strategy

        AgroFresh's mission is to provide technology, service and support targeted at preserving the quality, freshness and value of food, through the value chain, worldwide. AgroFresh has a high touch, asset light, technology driven solutions philosophy. AgroFresh intends to pursue profitable growth by building on its current capabilities and competencies, expanding into adjacent markets and pursuing related, accretive acquisitions.

        AgroFresh's focus is to:

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  Strengthen AgroFresh's brand awareness and loyalty through customer relationship programs, intellectual property protection and year round customer engagement. AgroFresh believes this focus, building on its philosophy of customer intimacy and its sustainable competitive advantages, will allow it to better secure and grow its current business.

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  Penetrate further both regionally and with short term cold storage opportunities. AgroFresh currently provides its offering to over 80% of US apples stored beyond 30 days. This percentage is much lower in Latin America, Asia Pacific and in Europe. Penetration is typically driven by the pace of registrations, which were earliest in the U.S., and AgroFresh sees these other geographies presenting further opportunities for growth moving forward, as well as shorter term apple storage opportunities in all regions with existing customers.

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  Extend to other produce, including bananas, pears, and other crops that have the ethylene physiology which responds positively to SmartFresh™. One example is RipeLock for bananas, AgroFresh's system to maintain "yellow life," thus extending the shelf life at retailers and in consumers' homes. It is also effective at reducing split peel which is a significant problem in the industry. AgroFresh believes it will be able to provide an extra few days of "yellow life" as well as preventing disorders like split-peel, both of which are highly desired value drivers throughout the supply chain, especially at retail and consumer level where consistent quality is expected to increase sales.

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  Expand into other segments such as pre-harvest fruit quality management, fungal and microbial control solutions, diagnostics and storage management solutions. Opportunities include Harvista™ which involves treating the produce before harvest, creating value for the grower through treated trees which retain their fruit longer, producing larger size, improved sugar development and better color, while also extending the picking window, allowing better harvest management, labor optimization, and fruit storage potential. Another opportunity is AdvanStore™, AgroFresh's next storage management solution, which is being developed to utilize AgroFresh's extensive knowledge of produce physiology and its extensive post-harvest quality performance database, to allow customers to have their rooms continually monitored with advanced sensing technology for various problematic volatiles and storage parameters, as well as to provide real-time dosage of SmartFresh and other offerings to optimize fruit quality and condition during storage.

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  Diversify and grow via alliances and accretive acquisitions, building on AgroFresh's numerous core competencies. AgroFresh anticipates proactively pursuing opportunities that:

  •
  Fit with AgroFresh's current competencies, such as service businesses or those tied to its knowledge of plant physiology;

  •
  Are complementary of AgroFresh's existing portfolio, linked to becoming the premier channel to market for all post-harvest offerings;

  •
  Align with AgroFresh's mission related to food quality, including food safety and additives and diagnostics; and

  •
  Provide step-out growth, in areas such as post-harvest row crops, pest control, high end produce storage/shipping. AgroFresh expects to focus on high touch, asset light, technology enabled specialty materials and related services.

Operations

        AgroFresh operates in more than 40 countries around the world. Currently, AgroFresh uses a single third party, under a long-term contract that includes strong confidentiality obligations, to manufacture its key active ingredient, 1-MCP, and several other third parties, primarily to manufacture formulated products and provide product packaging services. AgroFresh is currently working to qualify additional suppliers of its active ingredient and formulations. AgroFresh has no owned manufacturing facilities or manufacturing personnel.

        AgroFresh operates under a service model for its commercially available products including SmartFresh™ and Harvista™. Sales and sales support personnel maintain direct relationships with the customers in terms of sales, price and contract negotiations, and overall customer service. Technical sales and support personnel work directly with customers to provide value-added advisory services regarding the application of SmartFresh and Harvista. The actual application of SmartFresh and Harvista is performed by service providers that are typically third-party contractors.

        AgroFresh has a dedicated customer service organization responsible for fulfilling customer-related requirements as well as coordinating all services being delivered by service providers. During the harvest season, temporary third-party resources are added to the customer service organization to support the high volume of transactions and activities.

        AgroFresh is currently headquartered in Collegeville, Pennsylvania. AgroFresh uses five primary leased locations worldwide to deliver product and technical services: Yakima and Wenatchee Washington, Davis, California, Curico, Chile, and Lerida, Spain. In addition, the Yakima Service Center is the AgroFresh product distribution center to all geographic regions around the world.

Marketing and Sales

        The AgroFresh sales structure is built on both a regional and country-by-country basis. Globally, the business is divided into three regions, each of which has a commercial leader who is a part of the AgroFresh leadership team: (i) North America, Australia, and New Zealand; (ii) EMEA and Asia Pacific; and (iii) Latin America. Under these leaders are the commercial managers who are responsible for either a number of countries or an area with large key accounts. With a direct business model, the commercial team calls on end-user customers, not just dealers or distributors. They also work closely in the field with the service providers.

        Technical sales and development, the technical support group housed within research and development, supports the sales team. Technical sales support runs customer-specific trials for local apple varieties or specialized storage conditions and conducts follow-up with customers. These individuals work closely with customers to provide advice on appropriate protocols for SmartFresh and

Harvista™ applications depending on crop, variety, region, and climatic conditions. The technical support group draws on AgroFresh's extensive knowledge base of 1-MCP applications across all regions and conditions.

        Marketing and communications functions are organized on a global and regional basis. The regional teams manage all product launches, advertising, trade shows, and are responsible for corporate brand stewardship and communications. The teams reach out to customers to keep them up to date on the latest research and news about AgroFresh products. Market research, including product penetration, collecting competitive intelligence, and tracking other relevant market and industry information is managed globally in conjunction with the regional teams.

Competition

        The market for the use of 1-MCP is evolving and, in the near future, AgroFresh expects to face growing competition, as some of its patents expire over the next several years. AgroFresh does compete with other pre- and post-harvest crop preservation providers that have similar product claims and offer potential functional substitutes for its products. Current competitors include: dynamic controlled atmosphere storage companies, including Harvest Watch; Jannssen Pharmaceutical and Pace International selling the Fysisum 1-MCP technology; and 1-MCP generic sellers such as AgroBest, Fitomag and several Chinese companies. ReTain is used pre-harvest for extending the harvest season across all regions with the exception of the European Union. AgroFresh believes that the principal factors of competition in its industry include product quality, customer service and breadth of product offerings, product innovation and price. AgroFresh believes that it competes favorably with competitors on the basis of these and other factors. See the subsection titled "Competitive Strengths" above.

Research and Development

        Research and development plays an important role at AgroFresh in supporting customers as well as developing line extensions and new products. Approximately half of AgroFresh research and development resources are located in facilities in North America, with the remainder across the other regions. Approximately half of the research and development organization's resources are composed of third-party contract resources. During fruit harvest times (August to November in the Northern Hemisphere and late January to early May in the Southern Hemisphere), AgroFresh hires third-party contract scientists on a seasonal basis to assist with extensive testing of samples pulled from treated rooms. Most of the regional research and development facilities focus on customer trials and on further developing the extensive knowledge base of SmartFresh™ treatments, consuming 30% of the approximately $10 to $13 million spent annually in research and development over the last three years, excluding approximately $6 to $7 million spent annually on longer-term developmental products. The remaining funds are prioritized against business aligned research and development initiatives to develop line extensions and create new products. Research and development makes use of core competencies in a number of technical areas including post-harvest physiology, analytical chemistry, regulatory sciences, regulatory affairs, formulation science, formulation process development, organic chemistry, and delivery systems. Initiatives focused on next generation solutions utilize expertise in molecular biology, microbiology, postharvest pathology, diagnostics and sensor technology.

Intellectual Property

        AgroFresh is a technology based solutions provider. Early in its history, two patents—1-MCP use and alpha-cyclodextrin encapsulation—helped enable AgroFresh's entry into the market. Depending on the country, SmartFresh is currently protected by a patent for the encapsulation complex through 2018 or 2019. But as AgroFresh has grown as a company, AgroFresh has come to rely on a combination of important intellectual property strengths, including licenses, patents, trademarks, copyrights and trade secret protection laws to protect its proprietary technology and its intellectual property. AgroFresh seeks to control access to and distribution of its proprietary information. AgroFresh enters into confidentiality agreements with its employees, consultants, customers, service providers and vendors that generally provide that any confidential or proprietary information developed by AgroFresh or on its behalf be kept confidential including, but not limited to, information related to AgroFresh's proprietary manufacturing process and SmartFresh™ services model. In the normal course of business, AgroFresh provides its intellectual property and/or its products protected by its intellectual property to third parties through licensing or restricted use agreements.

Regulation and Compliance

        AgroFresh operates through a global network of highly-experienced regulatory consultants. Through this network, AgroFresh has successfully obtained registrations for SmartFresh™ and Harvista™ in every country where the review process has been completed, and the registration process for Harvista continues in ten additional countries. AgroFresh is subject to extensive national, state and local government regulation. AgroFresh has completed more than 80 comprehensive international health and environmental tests that have approved 1-MCP technology for use by workers and consumers, and in the environment. The product has been approved by domestic and global organizations such as the U.S. Environmental Protection Agency, FAO, U.S. Food and Drug Administration, the European Chemicals Bureau and the Global Partnership for Good Agricultural Practice. To date, AgroFresh has not experienced and does not anticipate any significant problems obtaining required licenses, permits or approvals, nor any difficulties, delays or failures in this regard that could impact the ability to expand its business. At present, AgroFresh has obtained product registrations in 45 countries around the world.

        For a discussion of the various risks AgroFresh may face from regulation and compliance matters, see "Risk Factors."

Employees

        As of April 1, 2015, there were approximately 162 employees in the Business. None of the employees in North America are members of a union or subject to the terms of a collective bargaining agreement. In certain other countries where the Business operates (including Brazil, France, Germany, Italy, Netherlands, and Spain), employees are members of unions or are represented by works councils. In addition, certain activities of the Business have been performed historically by seasonal and part-time third-party contingent staff.

Legal Proceedings

        AgroFresh is currently involved in various claims and legal actions that arise in the ordinary course of business. Although the results of litigation and claims can never be predicted with certainty, AgroFresh does not believe that the ultimate resolution of these actions will have any material adverse effect on AgroFresh's business, financial condition or results of operations.

        For a discussion of the various risks AgroFresh may face from legal proceedings, see "Risk Factors."

AgroFresh Management

        Currently, only Messrs. Macphee, Howell and Zettler are executive officers of AgroFresh. The table below sets forth the persons that AgroFresh expects to be named as its executive officers at or prior to the consummation of the Transactions and that each such person will continue as executive officers of AgroFresh following the consummation of the Transactions.

Name	Age	Position
Thomas D. Macphee	60	Chief Executive Officer and Chairman of the Board
Stan Howell	60	President and Director
Peter Vriends	51	Head of Europe, Middle East, Africa and Asia
Scott Harker	59	Head of North America, Australia and New Zealand
Mark Zettler	52	Vice President, R&D and Regulatory Affairs

        Thomas D. Macphee serves as AgroFresh's Chief Executive Officer and Chairman of the Board since May 2015. Most recently, Mr. Macphee was Vice President and Corporate Director of Mergers and Acquisitions for TDCC, a position he held since August 2010. Mr. Macphee joined TDCC with TDCC's acquisition of Rohm and Haas in April 2009 and initially led strategic planning, external growth and mergers and acquisitions for TDCC's Advanced Materials division. He joined Rohm and Haas Company in September 1978 and held various roles in manufacturing, operations, new ventures, marketing and financial management before being appointed Vice President in May 2004 to lead the company's Corporate Development and Strategy group. In this role, Mr. Macphee had executive oversight for AgroFresh during its formative stages. Mr. Macphee holds a B.S. degree in chemistry from the University of Delaware and an M.B.A. in finance from Temple University.

        Stan Howell has been President of AgroFresh and a Director since May 2014. Previously, he served as Commercial Leader for Dow AgroSciences North America from January 2002 to April 2014; increasing his responsibilities to include TDCC's Pest Management business, Mycogen Seeds Commercial organization, Traits and Germplasm Licensing business and the Healthy Oils business. Mr. Howell joined TDCC in August 1976 and has held various roles including sales representative, communications manager, product manager, sales manager and marketing manager before being named Director of Business Services in March 1993. Mr. Howell was appointed General Manager of TDCC's Midwest Business Unit in October 1995, and Global Leader, Insect Management Global Business Unit and North America Trade Area in February1998. He has a B.S. degree in marketing from Indiana University, Bloomington.

        Peter Vriends was appointed AgroFresh's Head of Europe, Middle East, Africa and Asia in July 2004. He joined AgroFresh initially as Commercial Manager for northern Europe in August 2003 and was instrumental in implementing the AgroFresh business model and building the business in Europe. He worked briefly as Marketing & Sales Director EMEA at Suterra Europe in 2010. Before joining AgroFresh, Mr. Vriends was the founder of Eagles Flight Benelux (a franchise of the Canadian based management training company), specialized in practical training programs for the global business community. From April 1995 to March 2003 he worked at ARDO frozen foods, responsible for field operations and later serving as general manager. Mr. Vriends served in various sales and marketing roles from May 1986 to September 1993 at Sierra Chemicals, a company later acquired by OM Scotts. Peter holds a B.S degree in horticulture from HAS University of applied sciences The Netherlands and took additional classes in sales management, marketing and finance at the European Management Centre in Brussels and the Wharton Business School in Philadelphia.

        Scott Harker joined AgroFresh as its Head of North America, in May 2007; in June of 2012 he added Australia and New Zealand to his management responsibilities. Mr. Harker was appointed to the AgroFresh leadership team in August 2012. From July 1990 to May 2007 Mr. Harker worked at Sinclair Systems International as Marketing Director and Northwest Account Representative. Prior to that, he served as General Manager at Crown Label from August 1981 to July 1990. Mr. Harker has an

A.S. degree in horticulture from Ricks College. He has served on the Washington Apple Education Board of Directors and as a member of a U.S. Apple Association Committee.

        Mark Zettler joined AgroFresh as Vice President, R&D and Regulatory Affairs in December 2013. He has worked in TDCC's research and development programs since August 1988. Dr. Zettler joined Dow AgroSciences as Group Leader for Specialty Synthesis and Early Stage Process Research in July 1997 and has held various global leadership roles in discovery research, new product development and new business development since then. He holds a PhD in organic chemistry from Case Western Reserve University and is a member of the Institute of Food Technologists, American Oils Chemistry Society, and the American Chemical Society.

AgroFresh Executive Compensation

        As an emerging growth company, AgroFresh has opted to comply with the executive compensation rules applicable to "smaller reporting companies," as such term is defined under the Securities Act, which require compensation disclosure for AgroFresh's principal executive officer, who was appointed in May of 2015 and the two executive officers of AgroFresh who served as such at December 31, 2014.

        The tabular disclosure and discussion that follow describe compensation during the year ended December 31, 2014, with respect to AgroFresh's named executive officers: Thomas D. Macphee, AgroFresh's Chief Executive Officer and Chairman of the Board of Directors; Stan Howell, AgroFresh's President and a Director, and Mark Zettler, AgroFresh's Vice President, R&D and Regulatory Affairs (collectively, AgroFresh's "named executive officers").

        To date, AgroFresh's named executive officers have not been employees of AgroFresh, but rather have been employees of other direct or indirect subsidiaries of TDCC, and as a result, their compensation has not been paid by AgroFresh, but rather by the entity through which they are employed. As such, their compensation has been set in accordance with policies established by these other entities. As a result, once they become employees of AgroFresh at the Closing, their annual compensation, including amounts and the forms of compensation, may differ from the amounts the AgroFresh named executive officers historically earned.

Summary Compensation Table

        The following table sets forth the compensation paid to AgroFresh's named executive officers that is attributable to services performed during fiscal year 2014.

SUMMARY COMPENSATION TABLE FOR 2014

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(c)	Total ($)
Tom Macphee, Chief Executive Officer and Chairman of the Board of Directors	2014	323,495	0	274,848	106,512	231,042	0	18,030	953,927
Stan Howell, President and Director	2014	328,951	0	261,938	101,457	190,413	0	0	882,759
Mark Zettler, Vice President, R&D and Regulatory Affairs	2014	216,981	0	102,137	0	75,345	0	0	394,463

(a)
TDCC's valuation for financial reporting purposes uses the Monte Carlo simulation for the market portion of performance deferred stock awards. Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied by TDCC for financial purposes. If valued assuming a maximum payout of the performance share program, the value of the awards will be: Macphee ($372,198), Howell ($354,786), Zettler ($109,920). The weighted-average assumptions TDCC used to calculate stock-based compensation are included in the following table:

Weighted-Average Assumptions	2014
Dividend yield	3.08%
Expected volatility	28.11%
Risk-free interest rate	1.11%
Expected life of stock options granted during period (year)	7.7

  The dividend yield assumption for 2014 was equal to the TDCC dividend yield on the grant date, which reflected the most recent quarterly dividend declared by TDCC at the grant date of $0.37 per share. The expected volatility assumption was based on an equal weighting of the TDCC historical daily volatility and current implied volatility from exchange-traded TDCC options for the contractual term of the options. The risk-free interest rate was based on the weighted-average of U.S. Treasury strip rates over the contractual term of the options. The expected life of stock options granted by TDCC was based on an analysis of historical exercise patterns.

(b)
TDCC's valuation for financial accounting purposes uses the widely accepted lattice binomial model to estimate the fair value of stock options. The option value calculated for the grants was $11.49 for the grant date of February 14, 2014. The exercise price of $46.71 is the closing Dow stock price of the date of grant. For a discussion of the assumptions used, please see footnote (a) above.

(c)
All other compensation reflects the tax reimbursement associated with taxes on relocation expenses. This is consistent with TDCC's relocation policy.

Executive Agreements

        None of AgroFresh's named executive officers has entered into an employment or change of control agreement with AgroFresh, TDCC or an affiliate of TDCC and none of AgroFresh's named executive officers has entered into a severance agreement with AgroFresh, with TDCC or an affiliate of TDCC that will be triggered by the Transaction.

        In June of 2015, TDCC and Mr. Howell entered into a retention agreement (the "Howell Agreement") to provide an incentive to Mr. Howell to remain with AgroFresh through at least the Closing Date. Pursuant to the Howell Agreement and provided all terms of the agreement are satisfied, Mr. Howell shall receive a lump sum cash payment equal to $686,160. The Howell Agreement replaced a similar agreement which expired in April of 2015.

        In March of 2015, TDCC and Mr. Zettler entered into a retention agreement (the "Zettler Agreement") to provide an incentive to Mr. Zettler to remain with AgroFresh through at least the Closing Date. Pursuant to the Zettler Agreement and provided all terms of the agreement are satisfied, Mr. Zettler shall receive a lump sum cash payment equal to $56,730.

Outstanding Equity Awards at End of Fiscal Year 2014

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Tom Macphee	02/12/2010	9,000	—	27.79	02/12/2020	n/a	n/a	n/a	n/a
	02/11/2011	11,600	—	38.38	02/11/2021	n/a	n/a	n/a	n/a
	02/10/2012	8,338	4,172	34.00	02/10/2022	2,160	98,518	3,020	137,742
	02/15/2013	5,863	11,727	32.16	02/15/2023	2,390	109,008	3,350	152,794
	02/14/2014	—	9,270	46.71	02/14/2024	1,900	86,659	3,420	155,986
Stan Howell	02/18/2005	8,000	—	53.53	02/18/2015	n/a	n/a	n/a	n/a
	02/10/2012	—	4,172	34.00	02/10/2022	2,160	98,518	3,020	137,742
	02/15/2013	—	12,314	32.16	02/15/2023	2,510	114,481	3,520	160,547
	02/14/2014	—	8,830	46.71	02/14/2024	1,810	82,554	3,260	148,689
Mark Zettler	02/18/2005	2,340	—	53.53	02/18/2015	n/a	n/a	n/a	n/a
	03/01/2006	3,080	—	43.68	03/01/2016	n/a	n/a	n/a	n/a
	02/16/2007	3,100	—	43.59	02/16/2017	n/a	n/a	n/a	n/a
	02/15/2008	2,820	—	38.62	02/18/2018	n/a	n/a	n/a	n/a
	02/12/2010	3,400	—	27.79	02/12/2020	n/a	n/a	n/a	n/a
	02/11/2011	3,700	—	38.38	02/11/2021	n/a	n/a	n/a	n/a
	02/10/2012	3,752	1,878	34.00	02/10/2022	1,560	71,152	—	—
	02/15/2013	1,993	3,987	32.16	02/15/2023	1,300	59,293	—	—
	02/14/2014	—	—	46.71	02/14/2024	1,010	46,066	1,010	46,066

(a)
Stock Option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.

(b)
Deferred Shares vest and are delivered three years after the grant date.

(c)
Market values based on the 12/31/14 closing stock price of $45.61 per share.

(d)
Performance Shares granted 2/10/2012, 2/15/2013 and 2/14/2014 will vest and be delivered in February of the year following the end of the performance period. Shares granted in February 2012-2014 are shown at the target level of performance. The actual number of shares to be delivered will be determined at the end of the performance period.

Benefits

        TDCC provides a comprehensive set of benefits to eligible employees. These include medical, dental, life, disability, accident, retiree medical and life, pension and savings plans. AgroFresh's named executive officers are eligible to participate in the same plans as most other salaried employees. In addition, because highly compensated employees are subject to U.S. tax limitations on contributions to some retirement plans, TDCC has created non-qualified retirement programs intended to provide these employees with the same benefits they would have received under the qualified plans without the tax limits. AgroFresh's named executive officers are eligible to participate in the same non-qualified retirement plans as all other highly compensated TDCC salaried employees.

Pension Benefits

        The Dow Employees' Pension Plan:    Mr. Howell and Mr. Zettler participate in the Dow Employees' Pension Plan ("DEPP"), subject to provisions for those hired prior to January 1, 2008 and certain employees of Dow AgroSciences. Upon retirement, participants receive an annual pension under the DEPP formula subject to statutory limitations. The benefit is paid in the form of a monthly annuity and is calculated based on the sum of the employee's yearly basic and supplemental accruals up to a maximum of 425% for basic accruals and 120% for supplemental accruals.

  •
  Basic accruals equal the employee's highest consecutive three-year average compensation ("HC3A") multiplied by a percentage ranging from 4% to 18% based on the age of the employee in the years earned.

  •
  Supplemental accruals are for compensation in excess of a rolling 36-month average of the Social Security wage base. Supplemental accruals range from 1% to 4%, based on the age of the employee in the years earned.

        The sum of the basic and supplemental accruals is divided by a conversion factor to calculate an immediate monthly benefit. If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula will be credited with interest.

        If greater, certain employees of Dow AgroSciences receive their monthly benefit under the former Dow AgroSciences Pension Plan, equal to the sum of the following at age 65:

  •
  Past Service Benefit if any, with pay roll-up, plus

  •
  Future Service Benefit equal to

  o
  1.6% times HC3A times service up to 35 years, plus

  o
  0.8% times HC3A times service up to 35 years, minus

  o
  0.208% times the lesser of HC3A or Covered Compensation, times service up to 35 years.

        For purposes of the Dow AgroSciences formula, service, HC3A, and the pay roll-up were frozen as of December 31, 2012. Benefits are unreduced at the earlier of age 60 with 10 years of service and 85 points (equal to the sum of age and service).

        The Executives' Supplemental Retirement Plan:    Because the Code limits the benefits otherwise provided by DEPP, the TDCC board of directors adopted the Executives' Supplemental Retirement Plan ("ESRP") to provide employees who participate in DEPP with non-qualified benefits calculated under the same formulas described above. Mr. Howell and Mr. Zettler participate in the ESRP. Some parts of the supplemental benefit may be taken in the form of a lump sum depending upon date of hire and plan participation.

        The Rohm and Haas Company Retirement Plan:    Mr. Macphee participates in the Rohm and Haas Company Retirement Plan, subject to provisions for some of its legacy participants in the former Rohm and Haas Pension Plan effective January 1, 2001 (referred to as "Rider 1"). Upon retirement, participants receive a monthly pension under Rider 1 subject to statutory limitations. The benefit is calculated based on the larger of the basic benefit formula and, for certain salaried participants such as Mr. Macphee, the special minimum formula benefit.

        The basic benefit formula is a monthly benefit at age 65:

  •
  1.5% times Final Average Compensation ("FAC") times service up to 44 years, minus

  •
  0.35% times Covered Compensation times service up to 44 years, plus

  •
  0.75% times FAC times service in excess of 44 years.

        The special minimum benefit is a monthly benefit at age 65:

  •
  1.2% times FAC times service.

        The FAC for the basic benefit formula is based on a 36-month average of earnings rates, and the FAC for the special minimum benefit is a 5-year average of earnings rates.

        Rider 1 participants meeting eligibility criteria are eligible for a monthly Social Security Supplemental Benefit of $400 per month until they reach age 62, 63, or 64 depending on their year of birth. Benefits accrued on or before December 30, 2008 are eligible for applicable annual cost-of-living adjustments.

        When a vested employee leaves TDCC, the Rider 1 benefit may be taken as an annuity or lump sum. For those eligible for early retirement, benefits are unreduced at age 60.

        The Rohm and Haas Company Non-Qualified Retirement Plan:    Mr. Macphee participates in the Rohm and Haas Company Non-Qualified Retirement Plan, subject to provisions for those in Rider 1 (referred to as "Non-qualified Rider 1").

        For terminations prior to age 65, the monthly benefit at age 65 is:

  •
  1.5% times the sum of the FAC and the Award Program Adjustment ("APA") times service up to 44 years, minus

  •
  0.35% times Covered Compensation times service up to 44 years, minus

  •
  Accrued benefit under the Rider 1 formula.

        For terminations at age 65 or later, if it results in a greater benefit, the first bullet point is replaced by the lesser of either 50% of the sum of FAC and APA, or 2% of the sum of FAC and APA less 0.35% of Covered Compensation, multiplied by service.

        The APA is the greater of awards paid during the 60 month period prior to termination, or the average awards paid during the 84 month period prior to termination, disregarding the highest and lowest years.

        All Non-qualified Rider 1 benefits are multiplied by a fraction to reduce the benefit if the participant has not been of a sufficient wage grade in 60 months of the most recent 10 year period.

        Age 65 benefits are reduced based on similar early retirement adjustments to Rider 1. Benefits accrued on or before December 30, 2008 are eligible for applicable annual cost-of-living adjustments. Some parts of this supplemental benefit may be taken as a lump sum or annuity depending on prior elections, age, and service.

        Dow Employees' Savings Plan—401(k):    TDCC provides all U.S. salaried employees the opportunity to participate in a 401(k) plan (The Dow Chemical Company Employees' Savings Plan). The company match for Messrs. Howell and Zettler is 100% on the first 2% of their Base Annual Compensation contributed, then 50% on the next 4% of their Base Annual Compensation contributed. Since Mr. Macphee is a heritage Rohm and Haas Company employee, his company match is 100% on the first 3% of Base Annual Compensation contributed, and a 50% match for the next 3% contributed.

Non-Qualified Deferred Compensation

        Because the Code limits contributions to The Dow Chemical Company Employees Savings Plan, the TDCC board of directors adopted the Elective Deferral Plan in order to further assist employees in saving for retirement. This plan allows participants to voluntarily defer the receipt of base salary (maximum deferral of 75%) and performance award (maximum deferral of 100%).

        Each participant enrolled in the plan receives a matching contribution using the same formula authorized for salaried participants under the 401(k) plan for employer matching contributions. For purposes of calculating the match under the Elective Deferral Plan, TDCC will assume each participant is contributing the maximum allowable amount to the 401(k) plan and receiving a match thereon. The assumed match from the 401(k) plan will be offset from the matching contribution calculated under the Elective Deferral Plan. The AgroFresh named executive officers' balances consist primarily of voluntary deferrals (and related earnings), not contributions made by TDCC.

        Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year TDCC credit spread, a phantom

TDCC stock fund tracking the market value of TDCC common stock with market dividends paid and reinvested, as well as funds tracking the performance of several mutual funds.

        The Elective Deferral Plan allows for distributions to commence on January 31 after separation or after a specific future year that can be later or earlier than the separation date. Distributions may be paid either in a lump sum or in equal monthly, quarterly or annual installments up to 15 years based on the employee's initial election as to the time and form of payment. If installments were elected, the unpaid balance will continue to accumulate gains and losses based on the employee's investment selections.

Termination of Employment or Change in Control of TDCC

        All of AgroFresh's named executive officers are currently retirement eligible and entitled to benefits similar to most other TDCC salaried employees upon separation from TDCC. They are also entitled to additional benefits in the case of an involuntary termination without cause or a change-in-control event. The summary below shows the impact of various types of separation events on the different compensation elements the AgroFresh named executive officers receive.

  Retirement, Death or Disability:

  •
  Base Salary:  Paid through date of separation on the normal schedule.

  •
  Performance Award:  Prorated for the portion of the year worked and paid on the normal schedule.

  •
  Benefits:  All of AgroFresh's named executive officers are eligible for retiree medical and life insurance coverage similar to most other TDCC salaried U.S. employees.

  •
  Retirement Plans:  Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:

  •
  Elective Deferral Plan benefits described above.

  •
  Pension benefits described above. Participants in DEPP and ESRP are paid a monthly annuity and/or lump sum. Participants in The Rohm and Haas Pension Plan may elect either an annuity or lump sum payout.

  •
  Dow Employee Savings Plan benefits described above.

  •
  Outstanding Long-Term Incentive ("LTI") Awards:

        For grants made in 2013 and beyond, the following LTI treatment applies if the named executive officer meets the age 55 and 10 years of service requirement (age 50 and 10 years of service for grants prior to 2013).

  •
  Stock Options: Current year grants are prorated for the portion of year worked. Other grants are retained in full. Vesting and expiration periods remain unchanged.

  •
  Deferred Stock: Current year grants are prorated for the portion of year worked. Other grants are retained in full. Vesting and delivery dates remain unchanged.

  •
  Performance Shares: Current year grants are prorated for the portion of year worked. Other grants are retained in full. Vesting periods and delivery dates remain unchanged.

If the executive separates before meeting the age and service requirements of a particular grant, such grant is forfeited.

Involuntary Termination With Cause:

        Because all of AgroFresh's named executive officers are currently retirement eligible, they will receive the same benefits under an Involuntary Termination with Cause as under retirement, as described above, with the exception of incentive income (including LTI), which may be recovered by TDCC as described in its Executive Compensation Recovery Policy.

Involuntary Termination Without Cause:

        In addition to the benefits received due to retirement, as described above, all of AgroFresh's named executive officers will receive the following benefits if involuntarily terminated without cause.

  •
  A lump-sum severance payment of two weeks per year of service (up to a maximum of 18 months) under the TDCC U.S. Severance Plan, plus six months base salary under the TDCC Executive Severance Supplement. The TDCC U.S. Severance Plan covers most salaried employees in the United States.

  •
  Outplacement counseling and financial/tax planning with a value of $30,000.

  •
  If eligible for retiree medical, eighteen months of health and welfare benefits at employee rates.

        For outstanding LTI grants not meeting the age and years of service requirements referenced above, in the event a participant is involuntarily terminated without cause, they will receive the following:

  •
  Stock Options: Vesting and expiration periods are shortened to the earlier of the existing expiration date or one year.

  •
  Deferred Stock: Grants are prorated for the number of days worked during the vesting period. Vesting and delivery dates remain unchanged.

  •
  Performance Shares: Grants are prorated for the number of days worked during the performance period. Vesting periods and delivery dates remain unchanged.

Change-in-Control:

        In addition to benefits received due to retirement, as described above, the non-qualified portion of the pension benefit is payable as a lump sum if any of the AgroFresh named executive officers are involuntarily separated within two years of a change-in-control event (double-trigger).

Compensation of Directors

        AgroFresh's directors are not compensated for their service as directors. All directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

AgroFresh Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following discussion and analysis of AgroFresh's financial condition and results of operations covers periods prior to the consummation of the Transaction and summarizes the factors that had a material effect on its results of operations during the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the three months ended March 31, 2015 and March 31, 2014. Accordingly, the discussion and analysis of historical periods does not reflect the significant impact that the Transaction will have on AgroFresh. The Transaction impact includes, without limitation, increased leverage and debt service requirements, the impact of purchase accounting, and costs to operate as a standalone company which is discussed in the "Impact of the Transaction" and "Following the Transaction" and other designated sections elsewhere in this proxy. Unless otherwise stated, references to AgroFresh in this section generally refer to the Business as historically conducted on an integrated basis by AgroFresh Inc. and through operations within other subsidiaries of TDCC globally. Such references coincide with the scope of the business in the historical carve-out financial statements of "The AgroFresh Business" included in this proxy.

        You should read the following discussion and analysis in conjunction with AgroFresh's carve-out Combined Financial Statements and the related notes thereto and the Unaudited Pro Forma Condensed Combined Financial Information included elsewhere in this proxy statement. This discussion and analysis contains forward looking statements that are based on AgroFresh management's current expectations, estimates and projections about its business and operations. AgroFresh's actual results may differ materially from those currently anticipated and expressed in such forward looking statements as a result of various factors, including the factors described under "Cautionary Note Regarding Forward-Looking Statements," "Risk Factors" and elsewhere in this proxy statement.

Overview

        AgroFresh is an agricultural innovator in proprietary technologies that enhance the freshness, quality, and value of fresh produce. AgroFresh currently offers SmartFresh™ applications at customer sites through a direct service model utilizing third-party contractors. As part of the AgroFresh™ Whole Product offering, AgroFresh also provides advisory services based on its extensive knowledge base on the use of 1-MCP collected through thousands of monitored applications done as part of the SmartFresh Whole Product offering. AgroFresh operates in over 40 countries and currently derives over 90% of its revenue working with customers to protect the value of apples, pears, and other produce during storage.

        Historically, the AgroFresh business operated as a combination of an indirect wholly-owned subsidiary, and operations within other subsidiaries, of TDCC. AgroFresh's carve-out Combined Financial Statements contained in this proxy statement have been derived from the financial statements and accounting records of TDCC. The preparation of this information was based on certain assumptions and estimates, including the allocation of certain TDCC corporate costs.

Factors Affecting AgroFresh's Results of Operations

        AgroFresh's results of operations are affected by a number of external factors. Some of the more important factors are briefly discussed below.

Demand for AgroFresh's Offerings

        AgroFresh services customers in over 40 countries and derives its revenue by assisting growers and packers to optimize the value of their crops primarily through the post-harvest period. Its products and services add value to its customers by reducing food spoilage and extending the life of perishable fruits. The U.S. Food and Agriculture Organization has estimated that a growing global population would require a near doubling of food production in developing countries by 2050 to meet expected demand.

This global trend, among others, creates demand for AgroFresh's solutions. AgroFresh's offerings are currently protected by patents on the use and encapsulation of the active ingredient, 1-MCP.

        The global produce market is a function of both the size and the yield of the crop harvested; variations in either will affect total production. Because AgroFresh's customers operate in the agricultural industry, weather patterns may impact their total production which defines the business's commercial opportunities. AgroFresh supports a diverse customer base whose end markets vary due to the type of fruit and quality of the product demanded in their respective markets. Such variation across end markets affects demand for AgroFresh's services.

Customer Pricing

        AgroFresh's offerings are priced based on the value they provide to AgroFresh's customers. From time to time, AgroFresh adjusts the pricing of its offering to address market trends. AgroFresh does not price its products in relation to any underlying cost of materials or services; therefore, its margins can fluctuate with changes in these costs. AgroFresh pricing may include rebate arrangements with customers in exchange for mutually beneficial long-term relationships and growth.

Whole Product Offering

        The AgroFresh™ Whole Product offering is a direct service model for AgroFresh's commercially available products, including SmartFresh™ and Harvista™. Sales and sales support personnel maintain direct face-to-face relationships with customers year round. Technical sales and support personnel work directly with customers to provide value-added advisory services regarding the application of SmartFresh. They provide comprehensive fruit physiology based technical advisory support. The actual application of SmartFresh is performed by service providers that are typically third-party contractors. The Harvista application service, through both aerial and ground application, is also administered by third-party service providers. Due to the pre-harvest mechanism of the Harvista applications, the variable cost for Harvista is higher than the comparative post-harvest application cost of SmartFresh.

        AgroFresh is shifting the terms of its contracts with service providers from annual renewal periods to two or three year durations in order to have greater certainty that experienced applicators will be available for the next harvest season. Most of AgroFresh's service providers are currently operating under multi-year contracts. AgroFresh management believes the quality and experience of its service providers delivers clear commercial benefits.

Seasonality

        AgroFresh's operations are subject to seasonal variation due to the timing of the growing seasons around the world. Northern Hemisphere growers harvest from August through November, and the Southern Hemisphere harvests from late January to early May. Since the majority of AgroFresh sales are in Northern Hemisphere countries, a proportionately greater share of its revenue is realized during the fourth quarter. There are also variations in the seasonal demands from year to year depending on weather patterns and crop size. This seasonality and variations of this seasonality could impact the ability to compare results between time periods.

Foreign Currency Exchange Rates

        With a global customer base and geographic footprint, AgroFresh generates revenue and incurs costs in a number of different currencies. In 2014, approximately 40% of AgroFresh's net sales and approximately 44% of AgroFresh's costs were incurred in currencies other than the U.S. dollar, with the Euro comprising the most significant share. Fluctuations in the value of these currencies relative to the U.S. dollar can increase or decrease AgroFresh's overall revenue and profitability as stated in U.S. dollars, which is AgroFresh's reporting currency. In certain instances, if sales in a given geography have been adversely impacted on a long-term basis due to foreign currency depreciation, AgroFresh has been able to adjust its pricing so as to mitigate the impact on profitability.

Domestic and Foreign Operations

        AgroFresh has both domestic and foreign operations. AgroFresh reported losses in the foreign component of income before income taxes for the years ended December 31, 2014, 2013 and 2012 (see Note N to the AgroFresh audited carve-out Combined Financial Statements included in this Proxy). The foreign component of cost of sales is primarily based on the charges for product purchases set by AgroFresh Inc., the U.S. entity within the AgroFresh business, which are based on estimates of market selling prices less local selling, general and administrative costs and other expenses. The foreign component of loss before income taxes is primarily due to a difference between the anticipated market selling prices and local expenses compared to actual results. AgroFresh's domestic and foreign income before income taxes for the years ended December 31, 2014, 2013 and 2012 in the audited carve-out Combined Financial Statements are not necessarily indicative of results that AgroFresh would have generated on a stand-alone basis. Fluctuations in foreign exchange rates, regional growth-related spending in research and development ("R&D") and marketing expenses, and changes in local market selling prices, among other factors, may impact the profitability of foreign operations in the future.

Key Financial Definitions

Net Sales

        Sales are recognized when there is evidence of an arrangement, the price is fixed and determinable, collection from the customer is probable and risk and title to the product transfer to the customer, or if an application service has been provided to the customer, when the application occurs. The standard terms of delivery are included in its contracts of sale, order confirmation documents and invoices. In addition, from time to time AgroFresh receives upfront royalty payments which are deferred and recognized as revenue when the royalty is earned. Sales are recorded net of provisions for customer discounts and rebate programs.

Cost of Sales

        AgroFresh classifies the costs of manufacturing and distributing its products as cost of sales. Manufacturing costs include raw materials, utilities, packaging, fixed manufacturing costs, fees paid to third party contracted applicators, and fees paid to third party contract manufacturers associated with production. Fixed manufacturing costs include such items as plant site operating costs and overhead, production planning, depreciation and amortization, repairs and maintenance, environmental, and engineering costs and allocations to AgroFresh using TDCC's cost allocation methodology. Freight costs and any directly related costs of transporting finished product to customers are recorded as "Cost of sales" in the combined statements of income and comprehensive income. Royalty expense paid to third party technology providers is also included in cost of sales.

Research and Development

        R&D expenses are the cost of services performed by the R&D function, including technical service and development, process research, and product development in support of AgroFresh. The expenses incurred by the R&D function in support of the AgroFresh business include costs recorded within business direct cost centers and allocations to AgroFresh using TDCC's cost allocation methodology. The direct costs include costs incurred with third party contractors and the expenses of the R&D individuals assigned to AgroFresh, including salaries, fringe benefits, travel, materials and supplies, information technology and office expenses.

Selling, General and Administrative Expenses

        Selling, general and administrative expenses are the cost of services performed by the marketing and sales functions (including sales managers, field sellers, marketing research, marketing communications and promotion and advertising materials) and by administrative functions (including product management, business management, customer invoicing, and legal) in support of the AgroFresh business. The expenses include costs recorded within business direct cost centers and allocations to the AgroFresh business using TDCC's cost allocation methodology. The direct costs include the expenses of the marketing and sales individuals assigned to the AgroFresh business, including salaries, fringe benefits, travel, materials and supplies, information technology and office expenses.

Amortization of intangibles

        Finite-lived intangible assets are amortized over their estimated useful lives generally on a straight-line basis, for periods ranging from five to twenty years. Finite-lived intangible assets are reviewed for impairment or obsolescence annually, or more frequently if events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows. No impairment of finite-lived intangibles was recorded in any of the periods presented. Primarily, such finite-lived intangible assets arose when TDCC acquired AgroFresh in 2009.

Provision for Income Taxes

        During the periods presented, AgroFresh did not file separate tax returns as it was included in the tax returns of TDCC entities within the respective tax jurisdictions. The income tax provision and related balance sheet amounts were calculated using a separate return basis, as if AgroFresh was a separate taxpayer.

        The provision for income taxes has been determined using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period that includes the enactment date. Deferred taxes are not provided on the unremitted earnings of subsidiaries outside of the U.S. when it is expected that these earnings will be permanently reinvested.

        Annual tax provisions include amounts considered sufficient to pay assessments that may result from examinations of prior year tax returns; however, the amount ultimately paid upon resolution of issues raised may differ from the amounts accrued.

        The financial statement effect of an uncertain income tax position is recognized when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Accruals are recorded for other tax contingencies when it is probable that a liability to a taxing authority has been incurred and the amount of the contingency can be reasonably estimated.

        During the periods presented in the historical carve-out Combined Financial Statements presented elsewhere in this proxy, AgroFresh did not file separate tax returns as it was included in the tax returns of TDCC entities within the respective tax jurisdictions. The income tax provision included in the historical carve-out Combined Financial Statements presented elsewhere in this proxy, was calculated for each period using a separate return basis, as if AgroFresh was a separate taxpayer. Accordingly, AgroFresh's tax results as presented are not necessarily indicative of results that AgroFresh would have generated as a stand-alone company.

Impact of the Transaction

Overview of the Acquisition

        On April 30, 2015, Boulevard and TDCC entered into the Purchase Agreement pursuant to which, among other things, Boulevard will purchase all of the issued and outstanding shares of capital stock of AgroFresh Inc. At the closing of the Transaction, Boulevard is expected to pay to TDCC $635 million subject to adjustments, if applicable, and issue to TDCC (i) one newly created share of Series A Preferred Stock, (ii) 17,500,000 shares of Boulevard Common Stock; provided that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635 million in Cash Consideration and more than 17,500,000 shares of Boulevard Common Stock as stock consideration, provided that the aggregate value of such Cash Consideration and stock consideration shall be unchanged, and (iii) the TDCC Warrants pursuant to the Warrant Purchase Agreement, provided, that, in the event that Boulevard has not issued to TDCC an aggregate of 6,000,000 warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to Boulevard, at no cost to Boulevard, the Make-Up Warrant Amount and (b) Boulevard will issue such number of additional TDCC warrants equal to the Make-Up Warrant Amount. After the Closing, AgroFresh will be owned by Boulevard. For additional information on the Transaction, see "Description of the Transaction."

Comparability of Historical Results

        Historically, the AgroFresh business operated as a combination of an indirect wholly-owned subsidiary, and operations within other subsidiaries of TDCC. AgroFresh's carve-out Combined Financial Statements contained in this proxy statement have been derived from the financial statements and accounting records of TDCC. The preparation of this information was based on certain assumptions and estimates, including the allocation of certain TDCC corporate costs.

        The carve-out Combined Financial Statements contained in this proxy statement do not purport to reflect what the results of operations, comprehensive income, financial position, equity or cash flows would have been had AgroFresh operated as a standalone company during the periods presented. For a detailed description of the basis of presentation and an understanding of the limitations of the predictive value of the historical combined financial statements, see Notes A and B to AgroFresh's audited carve-out Combined Financial Statements and Notes 1 and 2 to AgroFresh's unaudited carve-out Combined Financial Statements.

Standalone Expenses

        Following the Transaction, AgroFresh will become a wholly owned indirect subsidiary of Boulevard. AgroFresh's historical carve-out Combined Financial Statements include expense allocations for support functions that were provided by TDCC and its affiliates, such as general corporate expenses related to communications, audits, corporate administration, finance, legal, information technology, human resources, compliance and operations. However, the costs that were allocated for these historical periods required certain estimates and assumptions and may not reflect the costs that would have been required to operate AgroFresh as a standalone company.

        Following the consummation of the Transaction, TDCC will continue to provide AgroFresh with some of the services related to several of these functions on a transitional basis pursuant to a Transition Services Agreement, and AgroFresh expects to incur other costs to replace the services and resources that will not be provided by TDCC. Boulevard expects that it will use many of these services for approximately one year following the consummation of the Transaction, though some services may be utilized for shorter periods or for up to five years. Boulevard may agree with TDCC to extend certain service periods or may terminate such service period by providing prior notice. For additional information on the Transition Services Agreement, see "Certain Relationships and Related Transactions."

Purchase Accounting

        Our financial statements in the future will vary in important respects from the AgroFresh historical Combined Financial Statements contained in this proxy filing. Future financial statements will be filed on a predecessor/successor basis, with pre-and post-acquisition AgroFresh operations separated by the line of demarcation as the results will not be comparable. Such incomparability is due in part to the requirements to record all assets acquired and liabilities assumed at fair value in accordance with ASC 820 Fair Value Measurement as Boulevard will account for the Transaction using the acquisition method of accounting. As a result, the purchase price for AgroFresh, which for this purpose is deemed to be $978.3 million, will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values as of the Closing. The excess of the purchase price over these allocations will be assigned to goodwill, which is not amortized for accounting purposes but is subject to testing for impairment at least annually. The allocation of the purchase price of the assets acquired will result in an increase in amortization and depreciation expense relating to the acquired intangible assets and depreciable long-lived assets because we will record the fair value of these assets. Boulevard will extend the remaining depreciable lives of the tangible assets to reflect the estimated useful lives for purposes of calculating periodic depreciation, and we will amortize the intangible assets over their estimated useful lives. See "Unaudited Pro Forma Condensed Combined Financial Information" and the financial statements and accompanying notes appearing elsewhere in this proxy statement.

        For purposes of acquisition method of accounting and the allocations described above, and applying applicable accounting rules, the purchase price for AgroFresh will be deemed to be $978.3 million. This figure reflects: (i) the $810 million purchase price in cash and shares of Boulevard Common Stock specified in the Purchase Agreement (comprised of $635 million in cash and 17.5 million shares of Boulevard Common Stock with a deemed value of $10 per share); (ii) an increase in the fair value of the consideration paid in the form of shares by valuing such shares at $11.26 per share (the closing sales price of the shares on May 29, 2015 as reported on The NASDAQ Capital Market); (iii) an assumed risk adjusted present value (fair value) of the potential additional deferred payment which may be payable to TDCC in 2018 (see "Proposal No. 1—Approval of the Business Combination—The Purchase Agreement—Consideration"); (iv) an assumed risk adjusted present value (fair value) of the payments to be made by AgroFresh to TDCC over time under the Tax Receivable Agreement (see "Proposal No. 1—Approval of the Business Combination—The Tax Receivable Agreement"); and (v) a fair value of the warrants to be received by TDCC under the Warrant Purchase Agreement of $3.10 per warrant, which is the closing sales price of the warrants on May 29, 2015, as reported on The NASDAQ Capital Market (see "Proposal No. 1—Approval of the Business Combination—The Warrant Purchase Agreement").

Increased Leverage

        As of March 31, 2015, after giving pro forma effect to the Transaction, AgroFresh would have had approximately $425.0 million of outstanding total indebtedness in the form of a senior secured term loan facility. For the three month period ended March 31, 2015, AgroFresh's pro forma interest expense would have been approximately $5.9 million. For the twelve month period ended December 31, 2014, AgroFresh's pro forma interest expense would have been approximately $24.1 million. As the terms of the credit agreement and related documentation for the term loan facility are under discussion and subject to market conditions at the time of syndication, the final definitive terms may differ from those used to estimate pro forma interest expense and any such differences may be material. See "Unaudited Pro Forma Condensed Combined Financial Information." As a result of the Transaction, Boulevard will incur a significant amount of indebtedness and its related interest expense will be higher than it was for AgroFresh in prior periods.

Results of Operations

        The following discussion should be read in conjunction with the information contained in AgroFresh's historical audited carve-out Combined Financial Statements and the notes thereto for the year ended December 31, 2014 and unaudited carve-out Combined Financial Statements and notes thereto for the three months ended March 31, 2015 included elsewhere in this proxy statement. However, AgroFresh's historical results of operations set forth below and elsewhere in this proxy statement filing may not necessarily reflect what would have occurred if it had been a separate, standalone entity or a subsidiary of Boulevard during the periods presented or what will occur in the future.

			2015 to 2014
(In thousands) For the three months ended March 31	2015	2014	$ Change	% Change
Net sales	32,796	29,622	3,174	10.7%
Cost of sales	5,007	5,258	(251)	–4.8%

Gross profit	27,789	24,364	3,425	14.1%

Research and development expenses	4,583	4,945	(362)	–7.3%
Selling, general and administrative expenses	6,362	7,128	(766)	–10.7%
Amortization of intangibles	7,267	7,427	(160)	–2.2%
Sundry expense—net	1	—	1	na

Income before income taxes	9,576	4,864	4,712	96.9%

Provision for income taxes	7,096	2,931	4,165	142.1%

Net Income	2,480	1,933	547	28.3%

Gross Margin Percentage	84.7%	82.2%

Three Months Ended March 31, 2015 Compared To Three Months Ended March 31, 2014

Net Sales

        Net sales increased $3.2 million, or 10.7%, to $32.8 million for the three months ended March 31, 2015 as compared to $29.6 million for the three months ended March 31, 2014. Sales gains were primarily driven by an increase in apple crop applications due to an early start to the South African and Brazilian growing seasons, and a greater number of applications on other fruits, partially offset by negative currency impact from a stronger U.S. dollar. More specifically, revenue in North America increased to $1.1 million in the three months ended March 31, 2015 from $0.6 million for the three months ended March 31, 2014 primarily due to increased flower applications. Revenue in Europe, Middle East and Africa ("EMEA") increased to $7.0 million in the three months ended March 31, 2015 from $5.6 million for the three months ended March 31, 2014. Higher sales in EMEA were primarily driven by more product applications in South Africa due to a strong apple crop, early growing season, and greater penetration in persimmon packhouses, which positive factors were partially offset by the negative impact of currency from a stronger U.S. dollar. Revenue in Latin America increased to $19.9 million in the three months ended March 31, 2015 from $19.1 million for the three months ended March 31, 2014 primarily driven by a large plum crop and higher penetration in pears. Revenue in the Asia Pacific region increased to $4.8 million in the three months ended March 31, 2015 from $4.3 million for the three months ended March 31, 2014 primarily driven by a strong apple crop in New Zealand and Australia, which was partially offset by unfavorable currency impact from a stronger U.S. dollar.

Cost of Sales

        Cost of sales decreased $0.3 million to $5.0 million for the three months ended March 31, 2015 as compared to $5.3 million for the three months ended March 31, 2014 primarily driven by favorable currency impact from a stronger U.S. dollar, which more than offset increased product application expense associated with higher sales.

Gross Profit

        Gross profit increased $3.4 million to $27.8 million for the three months ended March 31, 2015 as compared to $24.4 million for the three months ended March 31, 2014 primarily driven by the increase in net sales. Gross profit as a percent of net sales increased slightly to 84.7% for the three months ended March 31, 2015 compared to 82.2% for the three months ended March 31, 2014. This increase is primarily driven by lower application service costs in EMEA, New Zealand and Brazil.

Research and Development Expenses

        Research and development expenses decreased $0.3 million to $4.6 million for the three months ended March 31, 2015 as compared to $4.9 million for the three months ended March 31, 2014 primarily driven by favorable currency impact from a stronger U.S. dollar and the timing of project expenses.

Selling, General and Administrative Expenses

        Selling, general and administrative expenses decreased $0.7 million to $6.4 million for the three months ended March 31, 2015 as compared to $7.1 million for the three months ended March 31, 2014. This decrease was primarily driven by favorable currency impact from a stronger U.S. dollar and lower administrative expense.

Income Tax Provision

        Provision for income taxes increased $4.2 million to $7.1 million for the three months ended March 31, 2015 as compared to $2.9 million for the three months ended March 31, 2014. AgroFresh's effective tax rate for the three months ended March 31, 2015 was 74.1% compared to 60.3% for the three months ended March 31, 2014. AgroFresh's provision increased primarily as a result of higher earnings. The effective tax rate increased primarily due to the geographic mix of earnings and losses in geographies outside the U.S. where no tax benefit was realized due to valuation allowances.

				2013 to 2014		2012 to 2013
(In thousands) For the years ended December 31	2014	2013	2012	$ Change	% Change	$ Change	% Change
Net sales	$180,508	$158,789	$128,396	$21,719	13.7%	$30,393	23.7%
Cost of sales	30,659	29,430	25,383	1,229	4.2%	4,047	15.9%

Gross profit	149,849	129,359	103,013	20,490	15.8%	26,346	25.6%

Research and development expenses	19,399	17,837	16,682	1,562	8.8%	1,155	6.9%
Selling, general and administrative expenses	31,534	29,153	26,674	2,381	8.2%	2,479	9.3%
Amortization of intangibles	29,656	29,767	29,901	(111)	–0.4%	(134)	–0.4%
Sundry expense—net	4	5	264	(1)	–20.0%	(259)	–98.1%

Income before income taxes	69,256	52,597	29,492	16,659	31.7%	23,105	78.3%

Provision for income taxes	41,399	25,141	16,330	16,258	64.7%	8,811	54.0%

Net Income	$27,857	$27,456	$13,162	$401	1.5%	$14,294	108.6%

Gross Margin Percentage	83.0%	81.5%	80.2%

Year Ended December 31, 2014 Compared To Year Ended December 31, 2013

Net Sales

        Net sales increased $21.7 million, or 13.7%, to $180.5 million for the year ended December 31, 2014 as compared to $158.8 million for the year ended December 31, 2013. The growth in net sales was primarily attributable to strong global demand for AgroFresh's core products and services within its mature markets as well as growth of its products and services in new markets. The increase in net sales was partially offset by lower prices for rebate programs and the unfavorable foreign currency impact of the strengthening U.S. dollar to the Euro. More specifically, revenue in North America increased to $73.4 million in 2014, up 14.3% from $64.2 million in 2013. Net sales increased primarily due to strong crop productivity driving increased demand for AgroFresh's post-harvest applications. The increase was magnified by the continued rapid growth of its pre-harvest applications. Revenue in EMEA increased to $68.1 million in 2014, up 16.6% from $58.4 million in 2013. The growth in net sales was primarily attributable to a sizeable apple crop as well as strong demand for AgroFresh's product applied to non-apple fruits. Revenue in Latin America increased to $25.6 million in 2014, up 7.6% from $23.8 million in 2013. Revenue growth was primarily driven by increased penetration, specifically related to the applications on apples and pears. Revenue in the Asia Pacific region increased to $13.4 million in 2014, up 8.0% from $12.4 million in 2013. The growth in net sales was primarily attributable to a strong apple growing season and increased penetration in the region.

Cost of Sales

        Cost of sales increased $1.2 million, or 4.2%, to $30.7 million for the year ended December 31, 2014 as compared to $29.4 million for the year ended December 31, 2013. The increase was primarily driven by the growth in sales volumes related to the robust global apple growing season which led to an increase in service provider applications. The increase was also attributable to the rapid growth of the pre-harvest product applications.

Gross Profit

        Gross profit increased $20.5 million, or 15.8%, to $149.8 million for the year ended December 31, 2014 as compared to $129.4 million for the year ended December 31, 2013 primarily driven by the increase in net sales. Gross profit as a percent of net sales increased slightly to 83.0% for the year ended December 31, 2014 compared to 81.5% for the year ended December 31, 2013. This increase was primarily driven by a $2.3 million reduction in royalty expense resulting from the expiration of one of AgroFresh's U.S. use patents.

Research and Development Expenses

        Research and development expenses increased $1.6 million, or 8.8%, to $19.4 million for the year ended December 31, 2014 as compared to $17.8 million for the year ended December 31, 2013. This increase was primarily driven by increased registration expenses to support the development of the pre-harvest product applications.

Selling, General and Administrative Expenses

        Selling, general and administrative expenses increased $2.4 million, or 8.2%, to $31.5 million for the year ended December 31, 2014 as compared to $29.1 million for the year ended December 31, 2013. The increase primarily related to investments made to drive higher penetration rates for the core products as well as to establish customer relationships in new geographies, among other factors.

Income Tax Provision

        Provision for income taxes increased $16.3 million, or 64.7%, to $41.4 million for the year ended December 31, 2014 as compared to $25.1 million for the year ended December 31, 2013. AgroFresh's effective tax rate for the year ended December 31, 2014 was 59.8% compared to 47.8% for the year ended December 31, 2013. Its provision increased primarily as a result of higher earnings, the increase in valuation allowances primarily in Australia, Brazil, and France, and from losses in foreign jurisdictions with tax rates less than the statutory rate of 35%. The increase in effective tax rate was primarily driven by losses outside of the U.S. where no tax benefit was realized due to valuation allowances, as well as by losses outside of the U.S where a tax benefit of less than 35% was realized.

Year Ended December 31, 2013 Compared To Year Ended December 31, 2012

Net Sales

        Net sales increased $30.4 million, or 23.7%, to $158.8 million for the year ended December 31, 2013 as compared to $128.4 million for the year ended December 31, 2012. Sales gains were primarily driven by increased penetration of SmartFresh™ sales across all regions, particularly in EMEA, higher SmartFresh sales volumes from other crops including pears, and the limited launch of Harvista™ in the Northwest region of the U.S., which contributed $5.4 million in revenue. More specifically, revenue in North America increased to $64.2 million in 2013, up 16.1% from $55.3 million in 2012. Revenue growth in 2013 was primarily driven by increased penetration of SmartFresh applications in the Northwest region, the limited launch of Harvista in the Northwest region, and increased applications on pears and other crops. Revenue in EMEA increased to $58.4 million in 2013, up 36.4% from $42.8 million in 2012. Revenue growth in EMEA was driven primarily by apple penetration gains, sales growth in France and other European countries due to adoption by growers of SmartFresh as a replacement for DPA, and growth in SmartFresh™ usage in pears and other crops. Revenue in Latin America increased to $23.8 million in 2013, up 21.4% from $19.6 million in 2012. Revenue growth was primarily driven by penetration gains in apples, pears and other crops, as well as large export volume gains from Chile to the Northern Hemisphere, particularly Europe due to the phase out of DPA in the EU. Revenue in the Asia Pacific region increased to $12.4 million in 2013, up 15.9% from $10.7 million in 2012. Revenue growth was primarily driven by strong crop volumes in the orchards of Australia and increased penetration in New Zealand.

Cost of Sales

        Cost of sales increased $4.0 million, or 15.9%, to $29.4 million for the year ended December 31, 2013 as compared to $25.4 million for the year ended December 31, 2012. This increase was primarily driven by sales growth and manufacturing start-up costs.

Gross Profit

        Gross profit increased $26.3 million, or 25.6%, to $129.4 million for the year ended December 31, 2013 as compared to $103.0 million for the year ended December 31, 2012 primarily driven by the increase in net sales. Gross profit as a percent of net sales increased slightly to 81.5% for the year ended December 31, 2013 compared to 80.2% for the year ended December 31, 2012. This increase was primarily driven by higher sales from a greater number of apples treated in the North America Northwest region pack-houses relative to the fixed cost of applications, incremental growth in HarvistaTM sales over the fixed portion of costs, and a favorable geographic SmartFreshTM sales mix.

Research and Development Expenses

        Research and development expenses increased $1.2 million, or 6.9%, to $17.8 million for the year ended December 31, 2013 as compared to $16.7 million for the year ended December 31, 2012. Higher sales supported increased investment in research and development, primarily concentrated on SmartFresh related initiatives.

Selling, General and Administrative Expenses

        Selling, general and administrative expenses increased $2.5 million, or 9.3%, to $29.2 million for the year ended December 31, 2013 as compared to $26.7 million for the year ended December 31, 2012. This increase was primarily driven by an increase in sales personnel to support the higher sales level.

Income Tax Provision

        Provision for income taxes increased $8.8 million, or 54.0%, to $25.1 million for the year ended December 31, 2013 as compared to $16.3 million for the year ended December 31, 2012. AgroFresh's effective tax rate for the year ended December 31, 2013 was 47.8% compared to 55.4% for the year ended December 31, 2012. AgroFresh's provision increased primarily as a result of higher earnings; however, the effective tax rate decreased primarily due to earnings in jurisdictions with favorable tax-rates, specifically Switzerland.

Key Measures Used to Evaluate Financial Performance

        The key measures used by AgroFresh management to review financial performance are EBITDA and Adjusted EBITDA. As presented below, EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization. Adjusted EBITDA presented below is defined as EBITDA, excluding the impact of certain items detailed below.

        EBITDA and Adjusted EBITDA as presented in this proxy statement are supplemental measures of performance that are neither required by, nor presented in accordance with, GAAP. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, income from operations or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as a measure of liquidity. In addition, in evaluating EBITDA and Adjusted EBITDA, you should be aware that in the future AgroFresh will incur expenses or charges such as those added back to calculate EBITDA and Adjusted EBITDA. AgroFresh's presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items.

        AgroFresh management believes that Adjusted EBITDA provides a meaningful view of its operating results by eliminating expenses and income that are not reflective of the underlying business performance. This metric is presented to facilitate a comparison of AgroFresh operating performance on a consistent basis from period to period and to analyze the factors and trends affecting its business.

        Set forth below is a reconciliation of Adjusted EBITDA to net income (in thousands) (unaudited):

	Three Months Ended March 31,		Year Ended December 31,
	2015	2014	2014	2013	2012
Net Income	$2,480	$1,933	$27,857	$27,456	$13,162
Provision for income taxes	7,096	2,931	41,399	25,141	16,330
Depreciation and amortization	7,522	7,732	30,393	30,785	30,830

EBITDA	$17,098	$12,596	$99,649	$83,382	$60,322

Less adjustment for deferred revenue(1)	(500)	(500)	(2,000)	(2,000)	(2,660)

Adjusted EBITDA	$16,598	$12,096	$97,649	$81,382	$57,662

Note to table:

(1)
Represents the elimination of deferred revenue which is contractually excluded from the Transaction pursuant to the Purchase Agreement.

Liquidity and Capital Resources

Background

        While operating as part of TDCC, AgroFresh's primary source of liquidity was cash generated from its operations. AgroFresh did not have outstanding debt and transferred cash generated from operating activities to its parent. As a result of organic growth initiatives and ongoing operational improvements, AgroFresh has historically generated strong cash from operating activities. AgroFresh's primary liquidity needs are for financing working capital, due to the seasonality of cash flows.

Historical Cash Flow Information

Three Months Ended March 31, 2015 Compared To Three Months Ended March 31, 2014

        The following summarizes AgroFresh's primary sources of cash in the periods presented:

	Three Months Ended March 31,
	2015	2014
Cash Flow Data (in thousands):
Net cash used in operating activities	$(19,828)	$(9,190)
Net cash used in investing activities	(77)	(185)
Net cash provided by financing activities	19,905	9,375
Net change in cash and cash equivalents	—	—

        Operating activities.    Cash used in operating activities increased $10.6 million in the three months ended March 31, 2015 compared to cash flows for the prior year period. This increase was driven primarily by the unfavorable changes in working capital, specifically the reduction in the income taxes payable.

        Investing activities.    Cash used in investing activities was $0.1 million in the three months ended March 31, 2015, primarily from capital expenditures principally related to growth projects. Cash used in investing activities was $0.2 million in the three months ended March 31, 2014, primarily from capital expenditures principally related to SmartFreshTM and other growth projects.

        Financing activities.    Cash provided by financing activities was $19.9 million in the three months ended March 31, 2015, primarily from cash transfers from AgroFresh's parent. Cash provided by financing activities was $9.4 million in the three months ended March 31, 2014, primarily from cash transfers from AgroFresh's parent.

Year Ended December 31, 2014 Compared to the Year Ended December 31, 2013

        The following summarizes AgroFresh's primary sources of cash in the periods presented:

	Year Ended December 31,
	2014	2013
Cash Flow Data (in thousands):
Net cash provided by operating activities	$55,811	$33,445
Net cash used in investing activities	(1,300)	(992)
Net cash used in financing activities	(54,511)	(32,453)
Net change in cash and cash equivalents	—	—

        Operating activities.    Cash from operating activities increased $22.4 million in the year ended December 31, 2014 compared to cash flows for the prior year. This increase was driven primarily by higher income before income taxes and improvements in working capital, mainly related to higher income taxes payable and timing of receipt of accounts receivable.

        Investing activities.    Cash used in investing activities was $1.3 million in the year ended December 31, 2014, primarily from capital expenditures principally related to growth projects. Cash used in investing activities was $1.0 million in the year ended December 31, 2013, primarily from capital expenditures principally related to SmartFresh™ and other growth projects.

        Financing activities.    Cash used in financing activities was $54.5 million in the year ended December 31, 2014, primarily from cash transfers to AgroFresh's parent. Cash used in financing activities was $32.5 million in the year ended December 31, 2013, primarily from cash transfers to AgroFresh's parent.

Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

        The following summarizes AgroFresh's primary sources of cash in the periods presented:

	Year Ended December 31,
	2013	2012
Cash Flow Data (in thousands):
Net cash provided by operating activities	$33,445	$34,934
Net cash used in investing activities	(992)	(600)
Net cash used in financing activities	(32,453)	(34,334)
Net change in cash and cash equivalents	—	—

        Operating activities.    Cash from operating activities decreased $1.5 million in the year ended December 31, 2013 compared to cash flows for the year ended December 31, 2012. Although net income increased by $14.3 million, cash from operating activities decreased primarily due to increased working capital, mainly related to higher inventory and accounts receivable levels.

        Investing activities.    Cash used in investing activities was $1.0 million in the year ended December 31, 2013, primarily from capital expenditures principally related to SmartFresh and other growth projects. Cash used in investing activities was $0.6 million in the year ended December 31, 2012, primarily from capital expenditures related to SmartFresh.

        Financing activities.    Cash used in financing activities was $32.5 million in the year ended December 31, 2013, primarily from cash transfers to AgroFresh's parent. Cash used in financing activities was $34.3 million in the year ended December 31, 2012, primarily from cash transfers to AgroFresh's parent.

Following the Transaction

Liquidity Arrangements

        Historically, the primary sources of liquidity for AgroFresh's business were cash flows from operations, while its significant uses of cash and capital funding needs (excluding cash transfers to parent) have historically been working capital, operating expenses, and capital expenditures.

        Following the Transaction, AgroFresh expects that its primary source of liquidity will continue to be cash flows from operations. In addition, funds available under a revolving facility may be utilized to meet its future cash needs. AgroFresh expects that its primary liquidity requirements will be to make required debt repayments and for other general corporate purposes.

        Following the Transaction, AgroFresh expects that cash on hand, operating cash flows and available revolving credit will provide sufficient working capital to operate its business, to make expected capital expenditures and to meet foreseeable liquidity requirements. AgroFresh expects to use cash provided by operations in excess of amounts needed for capital expenditures and required debt repayments to pay dividends, to fund potential acquisitions, or for other general corporate purposes. AgroFresh's ability to meet future working capital, capital expenditure, debt service requirements and potential dividend payments will depend on its future financial performance, which will be affected by a range of economic, competitive and business factors, particularly foreign exchange rates, interest rates and changes in the industry, many of which are outside of its control. See "Risk Factors."

Credit Facilities

        Concurrently with the Transaction, AgroFresh intends to enter into, as borrower, credit facilities with Bank of Montreal, acting through one or more of its branches or affiliates, as administrative agent and BMO Capital Markets Corp., Credit Suisse Securities (USA) LLC, and Sumitomo Mitsui Banking Corporation acting as joint lead arrangers, along with a new Boulevard subsidiary, as guarantor, and the lenders party thereto from time to time. As the terms of the credit agreement and related documentation for the credit facilities are under discussion, the final, definitive terms may differ from those described below and any such differences may be material. See "Proposal No. 1—Approval of the Business Combination—Acquisition Financing."

        The credit facilities are expected to include (i) the revolving facility, which will provide for up to $25.0 million of revolving extensions of credit outstanding at any time (including revolving loans, swingline loans and letters of credit) and (ii) the term loan facility, which will provide for a commitment of $425.0 million. Proceeds from borrowings under the term loan facility are expected to be used to fund a portion of the purchase price, in connection with the Transaction. AgroFresh management does not expect any amounts to be drawn under the revolving facility at the Closing of the Transaction. After the consummation of the Transaction, AgroFresh expects that the revolving facility will be available on a revolving basis to finance our working capital needs and for general corporate purposes.

Contractual Obligations and Commercial Commitments

        The following chart describes AgroFresh's significant contractual cash obligations. The operating lease obligations set forth below are on an actual basis as of December 31, 2014 (in thousands):

Contractual obligations	Total	Less than 1 Year	1 - 3 Years	More than 3 Years
Operating lease obligations(1)	$456	$231	$225	—

(1)
Represents payments under AgroFresh's operating leases for various property and equipment. For further information refer to Note K to AgroFresh's audited financial statements for the year ended December 31, 2014 included elsewhere in this proxy filing.

Effect of Inflation

        AgroFresh management believes inflation has not had a material effect on its financial condition or results of operations in recent years. However, there can be no assurance that the business will not be affected by inflation in the future.

Critical Accounting Policies and Pronouncements

        This discussion and analysis of results of operations and financial condition are based upon AgroFresh's historical carve-out Combined Financial Statements. Such financial statements have been prepared in accordance with GAAP (figures presented in thousands unless otherwise noted).

Use of Estimates in Financial Statement Preparation

        The preparation of financial statements in accordance with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These combined financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Foreign Currency

        The local currency has been primarily used as the functional currency throughout AgroFresh's operations around the world. Assets and liabilities are translated at period-end rates as applicable; income statement amounts are translated at average rates during the course of the year. Translation gains and losses, of those operations that use local currency as the functional currency, are included in accumulated other comprehensive income. Where the U.S. dollar is used as the functional currency, foreign currency translation gains and losses are reflected in the combined statement of income and comprehensive income—just as foreign currency transaction gains and losses are.

Cash and Cash Equivalents

        During the periods presented, the AgroFresh business participated in TDCC's centralized cash management system, which includes centralized cash disbursements, cash receipts, and treasury processes. Cash disbursements and receipts related to the AgroFresh business are handled by TDCC and accounted for through the net parent investment account. Therefore, cash and cash equivalents have been excluded from the combined balance sheets.

Accounts Receivable and Allowance for Doubtful Accounts

        Trade receivables arise from the sale or application of product, with collection terms less than one year based on the underlying customer agreements.

        The Business records its allowance for doubtful accounts based upon its assessment of various factors. The Business considers historical experience, the age of the accounts receivable balances, credit quality of the Business's customers, current economic conditions, and other factors that may affect customers' ability to pay.

Inventories

        Inventories are stated at the lower of cost or market. The method of determining cost is primarily first-in, first-out and average cost, and is used consistently from year to year.

Property

        Land, buildings and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated service lives of depreciable assets and is calculated using the straight-line method. Fully depreciated assets are retained in property and accumulated depreciation accounts until they are removed from service. In the case of disposals, assets and related accumulated depreciation are removed from the accounts, and the net amounts, less proceeds from disposal, are included in income. Property transfers between AgroFresh and other TDCC businesses are not considered a cash capital expenditure in the Combined Statements of Cash Flows. These transferred amounts are included in Cash Transfers to Parent, net. In 2014, the net book value of property transferred to other TDCC businesses was $2,451 thousand.

Impairment and Disposal of Long-Lived Assets

        Long-lived assets and certain identifiable intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When undiscounted future cash flows are not expected to be sufficient to recover an asset's carrying amount, the asset is written down to its fair value based on bids received from third parties or a discounted cash flow analysis based on market participant assumptions.

        Long-lived assets to be disposed of other than by sale are classified as held and used until they are disposed of. Long-lived assets to be disposed of by sale are classified as held for sale and are reported at the lower of carrying amount or fair value less cost to sell, and depreciation is ceased.

Goodwill and Other Intangible Assets

        Goodwill is recorded when the purchase price of a business acquisition exceeds the estimated fair value of net identified tangible and intangible assets acquired. Goodwill is tested for impairment at the reporting unit level annually, or more frequently when events or changes in circumstances indicate that the fair value of a reporting unit has more likely than not declined below its carrying value. When testing goodwill for impairment, a qualitative assessment is performed first. If an initial qualitative assessment identifies that it is more likely than not the carrying value of the business exceeds its estimated fair value, additional quantitative testing is performed. A discounted cash flow methodology is primarily utilized to calculate fair value. Goodwill of AgroFresh is primarily based on the original goodwill assigned to the business when TDCC acquired AgroFresh in 2009.

        Finite-lived intangible assets are amortized over their estimated useful lives generally on a straight-line basis, for periods ranging from five to twenty years. Finite-lived intangible assets are reviewed for impairment or obsolescence annually, or more frequently if events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows. No impairment of finite-lived intangibles was recorded in any of the periods presented. Primarily, such finite-lived intangible assets arose when Dow acquired AgroFresh in 2009.

Trade Accounts Payable and Accrued Liabilities

        Trade accounts payable are processed by TDCC's centralized disbursement processes. Specific identification of trade accounts payable related solely to the AgroFresh business is not possible. Therefore, trade accounts payable for TDCC were allocated to AgroFresh based on its proportion of certain expenses to the corresponding total amount of certain expenses for TDCC.

Cost Allocation Methodology

        AgroFresh consumes products and services that are provided by TDCC. These include materials, utilities, shared manufacturing services, and shared administrative services, among others. These products and services are charged to AgroFresh using TDCC's fundamental cost allocation methodology which affects the valuation of inventory, cost of sales, research and development expenses, and selling, general and administrative expenses of AgroFresh.

        The methodology for costing products and services focuses on the activities performed to produce the products or services. Costs are assigned to activities and then to products or services, based on the consumption of activities by each product or service. Each activity is measured and costed per a base unit, such as hours or quantity (a "cost driver"). To determine the cost of an activity, all of the resources that are used to produce the activity are determined. After confirming the expected demand for the product or service, the cost per unit of activity is determined by dividing the total cost by the total expected demand for the cost driver.

Recent Accounting Pronouncements

Accounting Guidance Issued But Not Yet Adopted

        In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers (Topic 606)," which is the new comprehensive revenue recognition standard that will supersede all existing revenue recognition guidance under GAAP. The standard's core principle is that a company will recognize revenue when it transfers promised goods or services to a customer in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The tentative revised effective date for this ASU is for annual and interim periods beginning on or after December 15, 2017, and early adoption will be permitted. Entities will have the option of using either a full retrospective approach or a modified approach to adopt the guidance in the ASU. We are currently evaluating the impact of adopting this guidance.

Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

        AgroFresh has not historically been subject to interest rate risk because it did not incur any long-term debt obligations. Following the consummation of the Transaction, however, AgroFresh expects to be subject to interest rate risk since borrowings under its new revolving facility are expected to bear interest at floating rates. For variable rate debt, interest rate changes generally do not affect the fair market value of such debt, but do impact future earnings and cash flows, assuming other factors are held constant. The pro forma interest expense for the twelve months ended December 31, 2014, after giving effect to the Transaction, including the borrowings associated with the Term Loan Facility, would have been $24.1 million. Holding other variables constant (such as foreign exchange rates and debt levels), a 100 basis point increase in the effective interest rates would have increased our pro forma interest expense for that period by approximately $4.2 million.

Foreign Currency Risk

        AgroFresh is exposed to market risk from fluctuations in foreign currencies. Approximately 40% of AgroFresh's net sales for 2014 are denominated in currencies other than the U.S. dollar. Approximately 34% of its assets, excluding goodwill, at December 31, 2014 are derived from operations outside the United States. Holding other variables constant (such as interest rates and debt levels), if the U.S. dollar appreciated by 10% against the foreign currencies used by AgroFresh's operations in 2014, revenues would have been reduced by approximately $6 million and Adjusted EBITDA would have decreased by approximately $4 million.

Management After the Business Combination

Management and Board of Directors

        Boulevard expects that the current executive officers of AgroFresh will become executive officers of Boulevard and a Chief Financial Officer will be named following the Business Combination. The following persons are anticipated to be the directors of Boulevard, which will be renamed "AgroFresh Solutions, Inc." immediately following the Business Combination:

Name	Age
Robert J. Campbell	66
Nance K. Dicciani	67
Gregory M. Freiwald	61
Torsten Kraef	48
Thomas D. Macphee	60
Derek Murphy	57
Stephen S. Trevor	51
[•]	[•]

Class I Directors

        Thomas D. Macphee's biographical information is set forth above under "AgroFresh Management." Mr. Macphee is qualified to serve on our board due to his significant business and management experience, including as the current Chief Executive Officer and Chairman of the Board of AgroFresh.

        Derek Murphy has served as President and Chief Executive Officer of Barnridge Inc., a private investment company that he founded, since January 1999. Mr. Murphy also served as Senior Vice President, Private Equity of PSP Investments, one of Canada's largest pension investment managers, from April 2004 to May 2015. Mr. Murphy worked in the investment banking sector from 1986 to 1997 for such companies as J.P. Morgan and Swiss Bank Corporation Warburg. Mr. Murphy served on the board of directors of Telesat Holdings Inc., a leading fixed satellite services operator, from October 2007 to April 2015. Mr. Murphy has a BCOMM from Memorial University of Newfoundland and an MBA from the Richard Ivey School of Business, Western University.

        Mr. Murphy is qualified to serve on our board due to his general business knowledge and his extensive investment experience.

Class II Directors

        Robert J. Campbell's biographical information is set forth above under "Information About Boulevard—Directors and Executive Officers."

        Stephen S. Trevor's biographical information is set forth above under "Information About Boulevard—Directors and Executive Officers."

Class III Directors

        Nance K. Dicciani PhD is the retired President and Chief Executive Officer of Honeywell International Specialty Materials (a diversified technology and manufacturing company). Ms. Dicciani served as the President and Chief Executive Officer of Honeywell International Specialty Materials from 2001 to 2008. Ms. Dicciani is a director of Praxair, Inc. (since 2008), Halliburton Company (since 2009) and LyondellBasell Industries N.V. (since 2013), and is a former director of Rockwood Holdings, Inc. (2008-2014).

        Ms. Dicciani is qualified to serve on our board due to her technical expertise in the chemical industry, her international operations expertise and her executive experience as a chief executive officer of a multi-billion dollar strategic business group of a major multinational corporation.

        Gregory M. Freiwald retired from TDCC in March 2015. Mr. Freiwald served as an Executive Vice President and Chief Human Resources Officer of TDCC from January 2008 until he retired. During that time, he also had responsibilities for Aviation and Corporate Affairs. He also was a member of TDCC's Executive Leadership Team. Mr. Freiwald joined TDCC in 1979 and held various roles prior to being named Executive Vice President and Chief Human Resources Officer in January 2008. Mr. Freiwald was a board member of The Dow Foundation from 2009 until April 2015. Mr. Freiwald holds a bachelor's degree in business administration from Universidad Del Centro de La Provincia de Buenos Aires.

        Mr. Freiwald is qualified to serve on our board due to his significant human resources and international experience.

Preferred Director

        Torsten Kraef has served as the Corporate Vice President of Strategy Development and New Business Development for TDCC since August 2013 where he leads the development of TDCC's corporate strategy and coordinates implementation of TDCC's key strategic tracks. He also leads TDCC's incubation of strategic and innovative new business growth opportunities. Finally, he is a member of TDCC's Executive Operations Team, which is accountable for delivering enterprise-level operational results for TDCC, and he has been working closely with the TDCC board of directors since 2012. Prior to that he served as Corporate Vice President of Strategy Development of TDCC from September 2012 to August 2013, as Vice President of Strategy Development and Chemicals and a member of the board of MEGlobal, a joint venture between TDCC and Petrochemical Industries Company (PIC) of Kuwait from May 2012 to September 2012, and Vice President of TDCC's Thermoset unit from November 2010 to May 2012. Mr. Kraef joined TDCC in June 1991 and held various roles prior to being named Vice President of TDCC's Building and Construction unit in February 2007. Mr. Kraef holds a degree in Banking Management from the Industry and Trade Chamber in Düsseldorf, Germany, and a masters/diploma in Business Administration from the University of Düsseldorf, specializing in Sustainable Manufacturing, International Management and Marketing.

        Mr. Kraef is qualified to serve on our board due to his general business knowledge and his extensive international operations expertise and experience in strategy and new business development.

        Boulevard's board of directors is currently divided into three classes, Classes I, II and III, with each class having a term of three years. In addition, TDCC, as the holder of the share of Series A preferred stock to be issued in the Transaction, voting as a separate class, will be entitled to appoint the Preferred Director to the board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of Boulevard Common Stock and non-voting common stock of the Company. Only TDCC, as the holder of the Series A preferred stock, will have the right to appoint the Preferred Director; other stockholders will have no right to vote upon the election of the Preferred Director. The Preferred Director shall serve until such director's successor shall have been duly elected and qualified by the holder of the Series A preferred stock, or until TDCC is no longer entitled to appoint the Preferred Director, whichever occurs earlier, subject to the Preferred Director's earlier death, resignation or retirement (in which case the holder of the Series A preferred stock would have the right to appoint a new Preferred Director). If the Certificate Proposal is approved, the proposed certificate will continue the classified structure of the board of directors as follows: Class I directors shall have a term expiring at the Company's first annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death; Class II directors shall have a term expiring at the Company's second annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death; and Class III directors shall have a term expiring at the Company's third annual meeting of stockholders following the effectiveness of the second amended and restated certificate of incorporation and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death. Pursuant to the Purchase Agreement, TDCC has the right to designate two individuals to be nominated for election to serve as independent Class III directors. Our board of directors has nominated Thomas D. Macphee and, with the agreement of TDCC, Derek Murphy to serve as Class I directors and Stephen S. Trevor and, with the agreement of TDCC, Robert J. Campbell to serve as Class II directors, each to take office immediately upon the closing of the Business Combination. Our board of directors has nominated Nance K. Dicciani, and TDCC has designated for nomination each of Gregory M. Freiwald and [    •    ], as Class III directors, each to take office immediately upon the closing of the Business Combination. TDCC has appointed Torsten Kraef as the Preferred Director, to take office immediately upon the closing of the Business Combination. We anticipate that Marc Lasry, Joel Citron and Darren Thompson will resign from their positions as directors, effective upon the closing of the Business Combination. Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy.

  Classified Board of Directors

        Boulevard's board of directors (other than the Preferred Director) is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Except as otherwise provided by law and subject to the rights of any class or series of preferred stock, vacancies on our board of directors (including a vacancy created by an increase in the size of the board of directors) may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (other than a vacancy created by an increase in the size of the board of directors) serves for the unexpired term of such director's predecessor in office and until such director's successor is elected and qualified. A director appointed to fill a position resulting from an increase in the size of the board of directors serves until the next annual meeting of stockholders at which the class of directors to which such director is assigned by the board of directors is to be elected by stockholders and until such director's successor is elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

        Upon the consummation of the Business Combination, the combined company's directors will be divided among the three classes and are anticipated to be as follows:

  •
  The nominees for Class I directors will be Thomas D. Macphee and Derek Murphy, with initial terms expiring at Boulevard's 2016 annual meeting of stockholders;

  •
  The Class II directors will be Stephen S. Trevor and Robert J. Campbell, with initial terms expiring at the 2017 annual meeting of stockholders; and

  •
  The Class III directors will be Nance K. Dicciani, Gregory M. Freiwald and [    •    ], with terms expiring at the 2018 annual meeting of stockholders.

        Following the Closing, it is anticipated that the board of directors will increase the size of the board to nine members and appoint an additional director to fill the newly-created vacancy.

        Pursuant to the terms of the Investor Rights Agreement, Boulevard will be required to take all necessary action to (i) cause the Preferred Director to be elected a member of the board of directors of each subsidiary of Boulevard and (ii) cause one of the two directors nominated to Boulevard's board of directors by TDCC pursuant to the terms of the Purchase Agreement to be a member of each committee of the board of directors of which the Preferred Director is not a member.

Committees of the Board of Directors

        Upon the closing of the Business Combination, the standing committees of our board of directors will consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of the committees reports to the board of directors as it deems appropriate and as the board of directors may request. The composition, duties and responsibilities of these committees are set forth below.

  Audit Committee

        The Audit Committee is responsible for, among other matters: (1) appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them; (2) overseeing our independent registered public accounting firm's qualifications, independence and performance; (3) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (4) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (5) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (6) reviewing and approving related person transactions.

        Upon consummation of the Business Combination, our newly-appointed board of directors will appoint the members of the Audit Committee. All of the directors appointed to the Audit Committee will be persons who we believe qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership, and at least one of the directors appointed to the Audit Committee will be a person who we believe qualifies as our "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which will be available on our corporate website at www.agrofresh.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

  Compensation Committee

        The Compensation Committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans.

        Upon consummation of the Business Combination, our newly-appointed board of directors will appoint the members of the Compensation Committee. Our board of directors has adopted a written charter for the Compensation Committee, which will be available on our corporate website at www.agrofresh.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

  Corporate Governance and Nominating Committee

        Our Corporate Governance and Nominating Committee is responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board's duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

        Upon consummation of the Business Combination, our newly-appointed board of directors will appoint the members of the Corporate Governance and Nominating Committee. Our board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which will be available on our corporate website at www.agrofresh.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

  Compensation Committee Interlocks and Insider Participation

        During 2014, no officer or employee served as a member of the Committee. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Code of Ethics

        We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics will be available on our website at www.agrofresh.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address. Our website is not part of this proxy statement.

Director and Executive Officer Compensation

        As of the date of this proxy statement, the compensation arrangements for the directors and executive officers of the post-Transaction company have not been determined and are not anticipated to be determined prior to the Closing. Any such arrangements will be reviewed and approved by the compensation committee of the post-Transaction company and will be publicly disclosed by the post-Transaction company when such arrangements are approved.

Description of Securities

        The following summary of the material terms of the Company's securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read our proposed certificate in its entirety for a complete description of the rights and preferences of the Company's securities following the Business Combination. The proposed certificate is described in "Proposal No. 2—Approval of the Second Amended and Restated Certificate of Incorporation" and the full text of the proposed certificate is attached as Annex C to this proxy statement.

Authorized and Outstanding Stock

        The proposed certificate authorizes the issuance of 400,000,000 shares of common stock, $0.0001 par value per share, 100,000,000 shares of non-voting common stock, $0.0001 par value per share, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. The outstanding shares of our common stock are, and the shares of Boulevard Common Stock issued in the Business Combination will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the special meeting, there were 27,562,500 shares of Boulevard Common Stock outstanding.

  Common Stock

        The proposed certificate, which we will adopt if the Certificate Proposal is approved, provides for two classes of common stock, common stock with voting rights and non-voting common stock.

  Voting Power

        Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of common stock possess all voting power for the election of our directors and all other matters requiring stockholder action. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders. Holders of non-voting common stock will have no voting rights with respect to their shares of non-voting common stock.

  Conversion

        Pursuant to the terms of the Investor Rights Agreement to be entered into at the Closing, TDCC will have the right to elect to convert all or any portion of its shares of Boulevard Common Stock into a like number of shares of the non-voting common stock.

        The proposed certificate provides that each share of non-voting common stock shall automatically, and without any action on the part of the Company or the holder of such share, be converted into one share of Boulevard Common Stock (1) immediately upon the transfer, sale, assignment or conveyance of a share of non-voting common stock to a person or entity other than TDCC, or a person or entity over which TDCC has control, or (2) immediately prior to the effective time of any merger or consolidation of the Company with or into any other corporation or other entity pursuant to which the shares Boulevard Common Stock are converted into shares or other securities of the surviving or resulting corporation or other entity or cash, property, rights or securities of any other corporation or entity.

  Dividends

        Holders of common stock will be entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on common stock unless the shares of common stock at the time outstanding are treated equally and identically.

  Liquidation, Dissolution and Winding Up

        In the event of our voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the common stock will be entitled to receive an equal amount per share of all of our assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock have been satisfied.

  Preemptive or Other Rights

        Our stockholders have no preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our common stock.

  Election of Directors

        Our board of directors is divided into three classes, each of which generally serves for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

  Common Stock Prior to the Business Combination

        We are providing stockholders with the opportunity to redeem their shares upon the consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, subject to the limitations described herein. All of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination.

        We will consummate the Business Combination only if a majority of the outstanding shares of common stock voted at the special meeting are voted in favor of the Business Combination Proposal. However, the participation of our Sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of the Business Combination even if a majority of the remaining stockholders vote, or indicate their intention to vote, against the Business Combination.

        Our Initial Stockholders have agreed to vote the Founder Shares and any public shares purchased during or after the initial public offering in favor of the Business Combination. Public stockholders may elect to redeem their public shares whether they vote for or against the Business Combination.

        Pursuant to our amended and restated certificate of incorporation, if we are unable to complete an initial business combination by February 19, 2016, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Initial Stockholders have entered into letter agreements with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to their Founder Shares if we fail to complete an initial business combination by February 19, 2016. However, if our Initial Stockholders have acquired or acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete an initial business combination within the prescribed time period.

        In the event of a liquidation, dissolution or winding up of the company after the Business Combination, our stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that we will provide our stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, subject to the limitations described herein.

  Founder Shares

        The Founder Shares are identical to the shares of common stock sold in our initial public offering, and holders of these shares have the same stockholder rights as public stockholders, except that (A) all of the holders of Founder Shares, including the Sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our Initial Stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination and (B) all of the holders of Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares if the Company fails to consummate a business combination by February 19, 2016, although they will be entitled to redemption rights with respect to any public shares they hold if the Company fails to consummate a business combination within such time period. Our Sponsor and Initial Stockholders have agreed to vote the Founder Shares and any public shares purchased during or after our initial public offering in favor of our initial business combination.

        Pursuant to a letter agreement, the Founder Shares are not transferable, other than (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, (b) by gift to a member of one of the members of our Sponsor's immediate family or to a trust, the beneficiary of which is a member of one of the members of our Sponsor's immediate family, to an affiliate of our Sponsor or to a charitable organization; (c) by virtue of laws of descent and distribution upon death of one of the members of our Sponsor; (d) pursuant to a qualified domestic relations order; (e) by virtue of the laws of the state of Delaware or our Sponsor's limited liability company agreement upon dissolution of our Sponsor; (f) in the event of our liquidation prior to our completion of our initial business combination; or (g) in the event of our completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. The Founder Shares held by our Sponsor and certain directors will be released from the lock-up one year following closing of the Business Combination, except that if, subsequent to the business combination, the Founder Shares will be released earlier when the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination. Notwithstanding the foregoing, the Founder Shares will be released from the lock-up on the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Pursuant to the Investor Rights Agreement, the holders of the Founder Shares agreed that the Founder Shares will not be released from escrow until one-year following the Closing.

  Preferred Stock

        Our amended and restated certificate of incorporation currently provides, and the proposed certificate will provide, that shares of preferred stock may be issued from time to time in one or more series. Our board of directors is authorized to fix the voting rights, if any, designations, powers and preferences, the relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series of preferred stock. The board of directors is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management.

        The Company has no preferred stock outstanding at the date hereof. In connection with the Business Combination, the Company proposes to issue one share of Series A Preferred Stock to TDCC. The holder of the share, voting as a separate class, will be entitled to appoint one director to the board of directors of Boulevard. The Series A Preferred Stock will not have any other rights.

Warrants

  Public Warrants

        Each whole warrant entitles the registered holder to purchase one share of our common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of our initial public offering or 30 days after the completion of our initial business combination. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares of the Company's common stock. For example, if a warrantholder holds one warrant to purchase one-half of a share of the Company's common stock, such warrant shall not be exercisable. If a warrantholder holds two warrants, such warrants will be exercisable for one share of the Company's common stock. Warrants must be exercised for a whole share. The warrants will expire five years after the date on which they first became exercisable, at 5:00 p.m., New York time, or earlier upon redemption or liquidation.

        We will not be obligated to deliver any shares of common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable and we will not be obligated to issue shares of common stock upon exercise of a warrant unless common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of common stock underlying such unit.

        We have agreed that as soon as practicable, but in no event later than fifteen (15) business days, after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if our common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a "covered security" under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement or register or qualify the shares under blue sky laws.

        Once the warrants become exercisable, we may call the warrants for redemption:

  •
  in whole and not in part;

  •
  at a price of $0.01 per warrant;

  •
  upon not less than 30 days' prior written notice of redemption (the "30-day redemption period") to each warrantholder; and

  •
  if, and only if, the reported last sale price of the common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending three business days before we send to the notice of redemption to the warrant holders.

        If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

        We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the common stock may fall below the $24.00 redemption trigger price as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

        If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a "cashless basis." In determining whether to require all holders to exercise their warrants on a "cashless basis," our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below), by (y) the fair market value. The "fair market value" shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of common stock to be received upon exercise of the warrants, including the "fair market value" in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after our initial business combination. If we call our warrants for redemption and our management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their Private Placement Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

        A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates), to the warrant agent's actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the shares of common stock outstanding immediately after giving effect to such exercise.

        If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split-up of shares of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of common stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase shares of common stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of common stock equal to the product of (i) the number of shares of common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of common stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

        In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of common stock on account of such shares of common stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of common stock in connection with a proposed initial business combination, or (d) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.

        If the number of outstanding shares of our common stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of common stock.

        Whenever the number of shares of common stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

        In case of any reclassification or reorganization of the outstanding shares of common stock (other than those described above or that solely affects the par value of such shares of common stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of our common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant.

        The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

        The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

        No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of our common stock to be issued to the warrant holder.

  Private Placement Warrants

        Pursuant to a letter agreement, the Private Placement Warrants will not be released until 30 days after the completion of the initial business combination. During the lock-up period, the Private Placement Warrants will not be transferable, other than (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, (b) by gift to a member of one of the members of our Sponsor's immediate family or to a trust, the beneficiary of which is a member of one of the members of our Sponsor's immediate family, to an affiliate of our Sponsor or to a charitable organization; (c) by virtue of laws of descent and distribution upon death of one of the members of our Sponsor; (d) pursuant to a qualified domestic relations order; (e) by virtue of the laws of the state of Delaware or our Sponsor's limited liability company agreement upon dissolution of our Sponsor; (f) in the event of our liquidation prior to our completion of our initial business combination; or (g) in the event of our completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial Business Combination; provided, however, that these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. The Private Placement Warrants are not redeemable by us so long as they are held by the Sponsor or its permitted transferees. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the public warrants, except that such warrants may be exercised by the holders on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the public warrants.

        If holders of the Private Placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below), by (y) the fair market value. The "fair market value" means the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our Sponsor or its affiliates and permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of common stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

  Registration Rights

        Upon the closing of the Business Combination, the Investor Rights Agreement will become effective under which we will grant certain registration rights to TDCC, the Initial Stockholders and, if it has purchased Boulevard Common Stock pursuant to the Standby Agreement, Avenue Special Opportunities Fund II, L.P. Pursuant to the Investor Rights Agreement, any holder of Boulevard Common Stock that is party to the Investor Rights Agreement is entitled to demand that Boulevard register the resale of its securities subject to certain minimum requirements. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the Transaction. Boulevard is required to deliver financial statements and other information for each accounting period to those of TDCC and its subsidiaries that are holders of Boulevard Common Stock or other equity securities of the Company. The Investor Rights Agreement also provides that Boulevard will take all necessary action to (i) cause the Preferred Director (or a person designated by the Preferred Director) to be elected a member of the board of directors of each subsidiary of Boulevard and (ii) cause one of the two directors nominated to Boulevard's board of directors by TDCC pursuant to the terms of the Purchase Agreement to be a member of each committee of the board of directors of which the Preferred Director is not a member. The Investor Rights Agreement also provides that TDCC and the Initial Stockholders will agree not to transfer their shares of Boulevard Common Stock from the Closing until twelve months after the Closing, subject to limited exceptions, including that TDCC has the right to transfer its securities if, in its sole discretion, TDCC determines in good faith that its ownership percentage of Boulevard Common Stock and non-voting Common Stock of the Company would require TDCC to consolidate the results of operations and financial position of Boulevard and Boulevard has not engaged in transactions to reduce TDCC's ownership percentage within 20 business days. The Investor Rights Agreement supersedes all similar agreements relating to the right to register securities of Boulevard, and terminates any such agreements between Boulevard and the Initial Stockholders, such as the existing lock-up agreements between Boulevard and the Initial Stockholders.

  Dividends

        We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends following the Business Combination will be dependent upon our revenues and earnings, capital requirements and general financial condition, and will be within the discretion of the board of directors at such time. We are not currently contemplating and do not anticipate declaring any dividends in the foreseeable future.

  Certain Anti-Takeover Provisions of Delaware Law

        We are not subject to the provisions of Section 203 of the DGCL.

  Rule 144

        Pursuant to Rule 144, a person who has beneficially owned restricted shares of our common stock or warrants for at least six months would be entitled to sell such securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

        Persons who have beneficially owned restricted shares of our common stock or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

  •
  1% of the total number of shares of common stock then outstanding; or

  •
  the average weekly reported trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

        Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

  Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

        Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

  •
  the issuer of the securities that was formerly a shell company that has ceased to be a shell company;

  •
  the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

  •
  the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

  •
  at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC, which is expected to be filed promptly after completion of the Business Combination, reflecting its status as an entity that is not a shell company.

        As of the date of this proxy statement, we had 27,562,500 shares of common stock outstanding. Of these shares, the 22,050,00 shares sold in our initial public offering are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 5,512,500 Founder Shares owned collectively by our Sponsor and three of our directors are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. Similarly, the shares of our common stock that we will issue in the Business Combination will be restricted securities for purposes of Rule 144.

        As of the date of this proxy statement, there are a total of 17,185,000 warrants to purchase shares of Boulevard Common Stock outstanding. Each warrant is exercisable for one share of our common stock, in accordance with the terms of the warrant agreement governing the warrants. 11,025,000 of these warrants are public warrants and are freely tradable. In addition, we will be obligated to maintain an effective registration statement under the Securities Act covering the 11,025,00 shares of our common stock that may be issued upon the exercise of the public warrants.

Transfer Agent and Warrant Agent

        The transfer agent for the shares of Company common stock and warrants is Continental Stock Transfer & Trust Company.

Quotation of Securities

        We intend to apply to continue the listing of our common stock and warrants on The NASDAQ Stock Market under the symbols "AGFS" and "AGFSW", respectively, following the Closing. Our application has not yet been approved. In particular, we have not yet been able to demonstrate that we meet NASDAQ's listing requirement that there are at least 300 round lot holders of our common stock. See "Risk Factors—There can be no assurance that our common stock will be approved for listing on NASDAQ following the closing, or if approved, that we will be able to comply with the continued listing standards of NASDAQ."

Beneficial Ownership of Securities

        The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our common stock as of June 1, 2015 (pre-Business Combination) and (ii) expected beneficial ownership of our common stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares of the Company are redeemed, and alternatively, that the maximum number of shares of the Company are redeemed, by:

  •
  each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock;

  •
  each of our current executive officers and directors;

  •
  each person who will become an executive officer or director of the Company post-Business Combination; and

  •
  all executive officers and directors of the Company as a group pre-Business Combination and post-Business Combination.

        Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

        The beneficial ownership of our common stock pre-Business Combination is based on 27,562,500 shares of common stock issued and outstanding as of June 1, 2015. The expected beneficial ownership of shares of our common stock post-Business Combination assuming none of our public shares are redeemed has been determined based upon the following: (i) no Boulevard stockholder has exercised its redemption rights to receive cash from the trust account in exchange for shares of Boulevard Common Stock, (ii) 17,500,000 shares of Boulevard Common Stock are issued pursuant to the Purchase Agreement, (iii) 4,878,048 shares of Boulevard Common Stock are issued pursuant to the Subscription Agreements, and (iv) there will be an aggregate of 49,940,548 shares of Boulevard Common Stock issued and outstanding at closing of the Business Combination. The expected beneficial ownership of shares of our common stock post-Business Combination assuming $30 million of our public shares are redeemed has been determined based on the following: (i) Boulevard stockholders (excluding stockholders listed in the table below) have exercised their redemption rights to receive cash from the trust account in exchange for 3,000,000 shares of Boulevard Common Stock, (ii) 1,500,000 shares of Boulevard Common Stock are issued to Avenue Special Opportunities Fund II, L.P. pursuant to the Standby Agreement (or to other standby purchasers pursuant to the Letter Agreement), (iii) 4,878,048 shares of Boulevard Common Stock are issued pursuant to the Subscription Agreements, (iv) 19,000,000 shares of Boulevard Common Stock are issued pursuant to the Purchase Agreement and (v) there will be an aggregate of 46,940,548 shares of our common stock issued and outstanding at closing of the Business Combination. The expected beneficial ownership of shares of our common stock post-Business Combination assuming $92.5 million of our public shares are redeemed has been determined based on the following: (i) Boulevard stockholders (excluding stockholders listed in the table below) have exercised their redemption rights to receive cash from the trust account in exchange for 9,250,000 shares of Boulevard Common Stock, (ii) 2,500,000 shares of Boulevard Common Stock are issued to Avenue Special Opportunities Fund II, L.P. pursuant to the Standby Agreement (or to other standby purchasers pursuant to the Letter Agreement), (iii) 4,878,048 shares of Boulevard Common Stock are issued pursuant to the Subscription Agreements, (iv) 21,825,000 shares of Boulevard Common Stock are issued pursuant to the Purchase Agreement and (v) there will be an aggregate of 46,640,548 shares of our common stock issued and outstanding at closing of the Business Combination.

        Unless otherwise noted, the business address of each of the following persons listed below is 399 Park Avenue, 6th Floor, New York, New York 10022. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Before the Business Combination		After the Business Combination
			Assuming No Redemption		Assuming Redemption of $30 million		Assuming Redemption of $92.5 million
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Boulevard Common Stock	Shares Beneficially Owned	Percentage of Outstanding Boulevard Common Stock Owned	Shares Beneficially Owned	Percentage of Outstanding Boulevard Common Stock Owned	Shares Beneficially Owned	Percentage of Outstanding Boulevard Common Stock Owned
Boulevard Acquisition Sponsor, LLC (the Sponsor)(1)	5,457,375	19.8%	5,457,375	10.9%	5,457,375	10.9%	5,457,375	11.7%
Sonia E. Gardner(1)	5,457,375	19.8%	5,457,375	10.9%	5,457,375	10.9%	5,457,375	11.7%
Marc Lasry(1)	5,457,375	19.8%	5,457,375	10.9%	5,457,375	10.9%	5,457,375	11.7%
Fir Tree Inc. (2)	2,727,750	9.9%	2,727,750	5.5%	2,727,750	5.5%	2,727,750	5.8%
Pentwater Capital Management LP(3)	2,662,500	9.4%	2,662,500	5.3%	2,662,500	5.3%	2,662,500	5.7%
The Dow Chemical Company(4)	—	—	17,500,000	35.0%	19,000,000	38.0%	21,825,000	44.9%
Stephen S. Trevor	—	—	—	—	—	—	—	—
Thomas Larkin	—	—	—	—	—	—	—	—
Robert J. Campbell(6)	18,375	*	18,375	*	18,375	*	18,375	*
Joel Citron(6)	18,375	*	18,375	*	18,375	*	18,375	*
Darren Thompson(6)	18,375	*	18,375	*	18,375	*	18,375	*
Thomas D. Macphee	—	—	—	—	—	—	—	—
Stan Howell	—	—	—	—	—	—	—	—
Peter Vriends	—	—	—	—	—	—	—	—
Scott Harker	—	—	—	—	—	—	—	—
Mark Zettler	—	—	—	—	—	—	—	—
Nance K. Dicciani	—	—	—	—	—	—	—	—
Gregory M. Freiwald	—	—	—	—	—	—	—	—
Torsten Kraef	—	—	—	—	—	—	—	—
Derek Murphy	—	—	—	—	—	—	—	—
[•]	—	—	—	—	—	—	—	—
All directors and executive officers as a group (pre-Transaction) (six persons)(1)	5,512,500	20.0%	5,512,500	11.0%	5,512,500	11.0%	5,512,500	11.8%
All directors and officers as a group (post-Transaction) (12 persons)	18,375	*	18,375	*	18,375	*	18,375	*

*
Less than one percent.

(1)
Marc Lasry and Sonia E. Gardner are the sole managing members and are the sole voting members of Boulevard Acquisition Sponsor, LLC. Shares beneficially owned includes 1,364,343 Founder Earnout Shares of outstanding Boulevard Common Stock that are subject to forfeiture on the fifth anniversary of the completion of our initial business combination unless following the initial business combination the last sales price of our stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period.

(2)
This information is based solely on a Schedule 13G filed on February 17, 2015 with the SEC by Fir Tree Inc. The business address for Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

(3)
This information is based solely on a Schedule 13G filed on February 10, 2015 with the SEC by Pentwater Capital Management LP. The business address for Pentwater Capital Management LP is 614 Davis Street, Evanston, Illinois 60201.

(4)
Reflects shares to be issued upon the Closing. The business address of TDCC is 2030 Dow Center, Midland, Michigan 48674.

(5)
TDCC is not obligated to consummate the Transaction if it would own more than 45% of the outstanding shares of Boulevard Common Stock at the Closing.

(6)
For each individual, shares beneficially owned includes 4,594 Founder Earnout Shares of outstanding Boulevard Common Stock that are subject to forfeiture on the fifth anniversary of the completion of our initial business combination unless following the initial business combination the last sales price of our stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period.

Certain Relationships and Related Transactions

Boulevard Related Person Transactions

        On November 19, 2013, we issued an aggregate of 6,037,500 Founder Shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share after giving effect to the stock dividends described below. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of our initial public offering. On January 31, 2014, our sponsor transferred 20,125 Founder Shares to each of our independent director nominees at their original purchase price (adjusted to give effect to the February 2014 stock dividends). On February 11, 2014 and February 12, 2014, in connection with the increases in the size of the offering, we effected stock dividends of approximately 0.167 shares and 0.2 shares, respectively, for each outstanding share of common stock. On March 13, 2014, 525,000 Founder Shares held in the aggregate by our initial stockholders were forfeited by our initial stockholders in connection with the purchase by the underwriters of an additional 1,050,000 units pursuant to the partial exercise of their over-allotment option, thereby reducing the total Founder Shares held by the initial stockholders to 5,512,500.

        The Founder Earnout Shares (equal to 25% of the Founder Shares and 5% of our issued and outstanding shares after the offering) will be subject to forfeiture by our initial stockholders (or their permitted transferees) on a pro rata basis as described herein. If such shares are forfeited, we would record the aggregate fair value of the shares forfeited and reacquired to treasury stock and a corresponding credit to additional paid-in capital based on the difference between the fair market value of the forfeited shares and the price paid to us for such forfeited shares of approximately $6,250. Upon receipt, such forfeited shares would then be immediately cancelled, which would result in the retirement of the treasury stock and a corresponding charge to additional paid-in capital.

        Simultaneously with the closing of the offering, the sponsor purchased an aggregate of 5,950,000 private placement warrants for a purchase price of $1.00 per warrant in a private placement that will occur simultaneously with the closing of our initial public offering. On March 13, 2014, our sponsor purchased an additional 210,000 private placement warrants in a private placement that occurred simultaneously with the purchase of additional units by the underwriters pursuant to the partial exercise of their over-allotment option. As such, our sponsor's interest in this transaction is valued at between $6,160,000, depending on the number of private placement warrants purchased. Each sponsor warrant is exercisable for one share of our common stock. We determined the purchase price for the private placement warrants by analyzing warrant trading prices of several comparable blank check companies that have not yet announced a business combination, all of which were substantially lower than $1.00 per warrant. We decided to sell the private placement warrants for $1.00 per warrant in order to cause fewer warrants to be issued than if the private placement warrants were issued for less than $1.00 per warrant, thereby resulting in less potential dilution. Each private placement warrant entitles the holder to purchase one share of our common stock at $11.50 per share. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

        As of February 12, 2014, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our sponsor, a total of $10,000 per month for office space, utilities, secretarial support and general and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

        Other than as described above, no compensation of any kind, including finder's and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out- of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

        In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

        After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

        We have entered into a registration rights agreement on February 12, 2014 with our initial stockholders with respect to the Founder Shares and private placement warrants. This registration rights agreement will be superseded at the Closing by the Investor Rights Agreement.

        On April 30, 2015, in connection with the Purchase Agreement, Boulevard entered into the Standby Agreement with TDCC and Avenue Special Opportunities Fund II, L.P. an affiliate of the Sponsor. Pursuant to the Purchase Agreement and the Standby Agreement, if Boulevard has a Cash Shortfall, meaning that it does not have sufficient cash at the Closing to pay the full Cash Consideration, in addition to paying its expenses relating to the Transaction (up to an agreed upon amount) and maintaining an agreed amount of working capital, a $5 million execution fee under the Transition Services Agreement that Boulevard is otherwise required to pay at Closing or a portion thereof in the event the Cash Shortfall is less than $5 million, shall be deferred until December 31, 2015. If after such deferral there is still a Cash Shortfall, then TDCC and Avenue Special Opportunities Fund II, L.P. have each agreed pursuant to the Standby Agreement to purchase from Boulevard up to an aggregate of 2.5 million newly issued Standby Shares of Boulevard Common Stock at a purchase price of $10.00 per share, up to the amount of such Cash Shortfall, with each of TDCC and Avenue Special Opportunities Fund II, L.P. being responsible for one-half of the Cash Shortfall. If after such purchase there shall still be a Cash Shortfall, then TDCC has agreed to receive shares of Boulevard Common Stock in lieu of Cash Consideration (at a value of $10.00 per share) provided that TDCC shall not, after any such issuance, be required to own more than 45% of the outstanding shares of Boulevard Common Stock at the closing. In consideration of each of TDCC and Avenue Special Opportunities Fund II, L.P. providing such standby equity commitment, at the closing, Boulevard will pay the Standby Fees to each of TDCC and Avenue Special Opportunities Fund II, L.P. in an amount equal to $875,000.

        Avenue Capital Management II, L.P., Avenue Special Opportunities Fund II, L.P., Boulevard and TDCC are also parties to the Letter Agreement regarding the payment of transaction expenses and the potential replacement of the standby arrangements under the Standby Agreement. Pursuant to the Letter Agreement, Avenue Capital Management II, L.P. an affiliate of the Sponsor, has agreed to be responsible for and to pay when due on behalf of Boulevard any of Boulevard's transaction expenses, to the extent such expenses exceed $23.0 million.

Other Potential Conflicts

        Neither our executive officers nor our directors presently have any fiduciary or contractual obligations to other entities pursuant to which such officer or director is required to present acquisition opportunities to such entity, although such obligations could arise in the future. Accordingly, in the future, if any of our officers or directors becomes aware of an acquisition opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she may need to honor his or her fiduciary or contractual obligations to present such acquisition opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers arising in the future would materially undermine our ability to complete our business combination.

        In particular, all of our executive officers have fiduciary duties to Avenue and may have fiduciary duties to certain companies in which Avenue or its affiliates have invested or for whom an Avenue affiliate serves as investment adviser. However, we do not expect these duties to present a significant actual conflict of interest with our search for an initial business combination because Avenue and the companies in which it or its affiliates holds investments typically invest in debt securities and other debt obligations of these companies. In addition, neither we nor our executive officers have any existing obligations (contractual or otherwise) to prioritize, allocate or first offer business combination opportunities appropriate for us to any Avenue affiliated entities. Furthermore, we have agreed that any target company with respect to which Avenue has initiated any contacts or entered into any discussions, formal or informal, or negotiations regarding such company's acquisition prior to the completion of our initial public offering will not be a potential acquisition target for us, unless Avenue declines to pursue an investment in such company and notifies us in writing.

        Each of our officers and directors may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination by February 19, 2016. Potential investors should also be aware of the following other potential conflicts of interest:

  •
  None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

  •
  Our sponsor purchased founder shares and private placement warrants in connection with our initial public offering and the underwriters' partial exercise of their over-allotment option. Our sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with the consummation of our initial business combination. Additionally, our sponsor has agreed to waive its redemption rights with respect to its founder shares if we fail to consummate our initial business combination by February 19, 2016. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. On February 12, 2014, the founder shares were placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, (i) the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Pursuant to the Investor Rights Agreement, the holders of the Founder Shares agreed that the Founder Shares will not be released from escrow until one-year following the Closing. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants will not be transferable, assignable or saleable until 30 days after the completion of our initial business combination. Accordingly, our officers and directors who directly or indirectly own founder shares or private placement warrants may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

  •
  Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

  •
  the corporation could financially undertake the opportunity;

  •
  the opportunity is within the corporation's line of business; and

  •
  it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to our Company or any of our officers or directors, or any of their respective affiliates.

Policies and Procedures for Related Person Transactions

        Effective upon the consummation of the Business Combination, our board of directors will adopt a written related person transaction policy that will set forth the policies and procedures for the review and approval or ratification of related person transactions. Our policy will require that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any "related person transaction" (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) in which such related person has or will have a direct or indirect material interest and all material facts with respect thereto. The general counsel will promptly communicate such information to our Audit Committee or another independent body of our board of directors. No related person transaction will be entered into without the approval or ratification of our Audit Committee or another independent body of our board of directors. It is our policy that directors interested in a related person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by our Audit Committee or another independent body of our board of directors in determining whether or not to approve or ratify a related person transaction and we accordingly anticipate that these determinations will be made in accordance with Delaware law.

 Price Range of Securities and Dividends

Boulevard

Price Range of Boulevard Securities

        Boulevard's equity securities trade on NASDAQ. Each of Boulevard's units consists of one share of common stock and one-half of one warrant and trades on NASDAQ under the symbol "BLVDU". The warrants and common stock underlying Boulevard's units began trading separately on NASDAQ under the symbols "BLVDW" and "BLVD", respectively, on April 7, 2014. Each warrant entitles the holder to purchase one share of Boulevard Common Stock at a price of $11.50 per share, and only whole warrants are exercisable. The warrants will expire five years after the completion of Boulevard's initial business combination unless redeemed earlier. On April 29, 2015, the date before the public announcement of the Transaction, Boulevard's units, common stock and warrants closed at $10.50, $10.10 and $0.7125, respectively. The following table includes the high and low sales prices for Boulevard's units, common stock and warrants for the periods presented. Prior to February 13, 2014, there was no established public trading market for Boulevard's securities.

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low
2014
First Quarter (from February 13, 2014)	$10.18	$10.00	*	*	*	*
Second Quarter(1)	$10.40	$10.02	$12.45	$9.42	$2.80	$0.50
Third Quarter	$10.38	$10.00	$9.95	$9.40	$0.96	$0.51
Fourth Quarter	$10.25	$9.85	$9.78	$9.55	$0.85	$0.53
2015
First Quarter	$10.24	$9.85	$9.82	$9.60	$0.75	$0.45
Second Quarter	$14.95	$10.14	$12.95	$9.80	$3.85	$0.65

*
The high and low trade prices per share of Boulevard's common stock and warrants are not reflected for the First Quarter 2014 because the common stock and warrants underlying the units did not begin trading separately until April 7, 2014.

(1)
The Second Quarter 2014 information for the common stock and warrants reflects the high and low sales prices beginning as of April 24, 2014, the first day that holders of the units elected to separate their units into shares of common stock and warrants.

Holders

        As of February 26, 2015, there was one holder of record of our Units, five holders of record of our common stock and two holders of record of our warrants. Such numbers do not include beneficial owners holding securities through nominee names.

Dividends

        Boulevard has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our board of directors at such time. In addition, our board of directors is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants that we may agree to in connection therewith.

  Dividend Policy of Boulevard

        Boulevard has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of the Transaction. Following completion of the Business Combination, Boulevard's board of directors will consider whether or not to institute a dividend policy. It is the present intention of Boulevard to retain any earnings for use in its business operations and, accordingly, Boulevard does not anticipate the board of directors declaring any dividends in the foreseeable future.

AgroFresh

  Price Range of AgroFresh Securities

        Historical market price information regarding AgroFresh is not provided because there is no public market for AgroFresh's common stock.

        Rohm and Haas Company, a wholly-owned subsidiary of TDCC, is the sole holder of AgroFresh common stock.

  Dividend Policy of the Combined Company Following the Business Combination

        Following completion of the Business Combination, the combined company's board of directors will consider whether or not to institute a dividend policy. It is the present intention of the combined company to retain any earnings for use in its business operations and, accordingly, the combined company does not anticipate the board of directors declaring any dividends in the foreseeable future.

Independent Registered Public Accounting Firms

        Representatives of our independent registered public accounting firm, EisnerAmper, LLP, will be present at the special meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

        If the Business Combination is completed, Deloitte & Touche LLP will audit the financial statements of the Company for 2015.

        The audited financial statements of Boulevard as of December 31, 2014, and for the year then ended, included in this proxy statement have been so included in reliance on a report of EisnerAmper, LLP, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

        The audited financial statements of Boulevard as of December 31, 2013, and for the period from October 24, 2013 (inception) through December 31, 2013, included in this proxy statement have been so included in reliance on a report of Rothstein Kass, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

        The combined financial statements of AgroFresh at December 31, 2014 and December 31, 2013, and for each of the three fiscal years in the period ended December 31, 2014, included in this proxy statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report appearing herein.

Appraisal Rights

        Our stockholders do not have appraisal rights in connection with the Business Combination under Delaware law.

 Delivery of Documents to Stockholders

        Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that we deliver single copies of the proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 399 Park Avenue, 6th Floor, New York, New York 10022.

Transfer Agent and Registrar

        The transfer agent for our securities and warrant agent for our warrants is Continental Stock Transfer & Trust Company.

Submission of Stockholder Proposals

        Our board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

Future Stockholder Proposals

        Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company's notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our bylaws.

        Stockholder proposals for the 2016 annual meeting must be received at our principal executive offices by [    •    ], and must otherwise comply with the SEC's rules, to be considered for inclusion in our proxy materials relating to our 2016 annual meeting. If, however, the 2016 annual meeting is more than 30 days from the anniversary of the special meeting of stockholders, then stockholder proposals for the 2016 annual meeting must be received at our principal executive offices a reasonable time before the Company begins to print and mail its annual meeting proxy materials, to be considered for inclusion in our proxy materials relating to our 2016 annual meeting.

        If you intend to present a proposal at the 2016 annual meeting, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. The Company must receive this notice no earlier than [    •    ] and no later than [    •    ]; provided, however, that in the event that the 2016 annual meeting is called for a date that is not within 45 days before or after the anniversary of the special meeting of stockholders, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the 2016 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2016 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2016 annual meeting is first made by the Company.

        If you intend to present a proposal at the 2016 annual meeting, or if you want to nominate one or more directors at the 2016 annual meeting, you must comply with the advance notice provisions of our bylaws. You may contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Where You Can Find More Information

        We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Boulevard's SEC filings, including this proxy statement, over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

        If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

  Stephen S. Trevor
  Boulevard Acquisition Corp.
  399 Park Avenue, 6th Floor
  New York, NY 10022
  Tel: (212) 905-2888
  Email: info@boulevardacq.com

        You may also obtain these documents by requesting them in writing or by telephone from Boulevard's proxy solicitation agent at the following address and telephone number:

  Morrow & Co., LLC
  470 West Avenue—3rd Floor
  Stamford, CT 06902
  Toll free: (800) 662-5200
  Tel: (203) 658-9400
  Email: blvd.info@morrowco.com

        If you are a stockholder of Boulevard and would like to request documents, please do so by [    •    ], 2015 to receive them before the Boulevard special meeting of stockholders. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

        All information contained or incorporated by reference in this proxy statement relating to Boulevard has been supplied by Boulevard, and all such information relating to AgroFresh has been supplied by AgroFresh. Information provided by either Boulevard or AgroFresh does not constitute any representation, estimate or projection of any other party.

        This document is a proxy statement of Boulevard for the special meeting of our stockholders. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or AgroFresh that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

The AgroFresh Business

Combined Statements of Income and Comprehensive Income (Loss)

	Three Months Ended
In thousands (Unaudited)	Mar 31, 2015	Mar 31, 2014
Net sales	$32,796	$29,622

Cost of sales	5,007	5,258
Research and development expenses	4,583	4,945
Selling, general and administrative expenses	6,362	7,128
Amortization of intangibles	7,267	7,427
Sundry expense—net	1	—

Income Before Income Taxes	9,576	4,864

Provision for income taxes	7,096	2,931

Net Income	2,480	1,933

Other Comprehensive Loss
Translation adjustments, net of tax	(1,334)	(2,590)

Comprehensive Income (Loss)	$1,146	$(657)

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Balance Sheets

In thousands (Unaudited)	Mar 31, 2015	Dec 31, 2014
Assets
Current Assets
Accounts receivable:
Trade (net of allowance for doubtful receivables—2015: $973; 2014: $1,678)	$40,943	$63,537
Other	851	862
Inventories	14,251	12,193
Deferred income tax assets—current	2,574	2,574

Total current assets	58,619	79,166

Property
Property	6,130	6,134
Less accumulated depreciation	2,122	2,000

Net property	4,008	4,134

Other Assets
Goodwill	155,953	155,953
Other Intangible assets (net of accumulated amortization—2015: $173,490; 2014: $168,661)	88,832	96,961
Deferred income tax assets—noncurrent	611	475
Other Assets	694	817

Total other assets	246,090	254,206

Total Assets	$308,717	$337,506
Liabilities and Equity
Current Liabilities
Accounts payable:
Trade	$5,204	$5,944
Other	3,429	6,003
Deferred revenue—current	2,000	2,000
Income taxes payable	9,148	51,137
Deferred income tax liabilities—current	32	32
Accrued and other current liabilities	2,211	4,054

Total current liabilities	22,024	69,170

Noncurrent Liabilities
Deferred revenue—noncurrent	3,833	4,333
Deferred income tax liabilities—noncurrent	24,608	26,524
Other noncurrent obligations	2,850	3,128

Total noncurrent liabilities	31,291	33,985

Combined Equity
Net parent investment	254,678	232,293
Accumulated other comprehensive income	724	2,058

Total combined equity	255,402	234,351

Total Liabilities and Combined Equity	$308,717	$337,506

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Statements of Cash Flows

	Three Months Ended
In thousands (Unaudited)	Mar 31, 2015	Mar 31, 2014
Operating Activities
Net income	$2,480	$1,933
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	7,522	7,732
Credit for deferred income tax	(2,052)	(2,435)
Changes in assets and liabilities:
Trade accounts receivable	22,594	20,385
Inventories	(2,058)	(1,179)
Trade accounts payable	(740)	(537)
Income Taxes payable	(41,989)	(28,489)
Other assets and liabilities	(5,585)	(6,600)

Cash used in operating activities	(19,828)	(9,190)

Investing Activities
Capital expenditures	(77)	(185)

Cash used in investing activities	(77)	(185)

Financing Activities—Cash Transfers from Parent, net	19,905	9,375

Net Change in Cash and Cash Equivalents	—	—
Cash and Cash Equivalents:
Beginning of the year	—	—

End of period	$—	$—

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Statements of Equity

In thousands (Unaudited)	Net Parent Investment	Accumulated Other Comprehensive Income	Total Combined Equity
Balance at December 31, 2013	$258,947	$6,381	$265,328

Net income	1,933	—	1,933
Other comprehensive loss	—	(2,590)	(2,590)
Net transfers from parent	9,375	—	9,375

Balance at March 31, 2014	$270,255	$3,791	$274,046

In thousands (Unaudited)	Net Parent Investment	Accumulated Other Comprehensive Income	Total Combined Equity
Balance at December 31, 2014	$232,293	$2,058	$234,351

Net income	2,480	—	2,480
Other comprehensive loss	—	(1,334)	(1,334)
Net transfers from parent	19,905	—	19,905

Balance at March 31, 2015	$254,678	$724	$255,402

See Notes to the Combined Financial Statements.

The AgroFresh Business

Notes to the Combined Financial Statements

Amounts in thousands unless otherwise noted (Unaudited)

NOTE 1—DESCRIPTION OF THE BUSINESS

        AgroFresh (the "Business") is a combination of wholly-owned subsidiaries and operations of The Dow Chemical Company ("Dow") and a global business unit of the Agricultural Sciences operating segment. AgroFresh is an agricultural innovator in proprietary advanced technologies that enhance the freshness, quality, and value of fresh produce. The Business currently offers SmartFresh™ applications at customer sites through a direct service model utilizing third-party contractors. As part of the AgroFresh Business Whole Product offering, the Business also provides advisory services based on its extensive knowledge base on the use of its products collected through thousands of monitored applications. AgroFresh operates in over 40 countries and currently derives the majority of its revenue working with customers to protect the value of apples, pears, and other produce during storage. Line extensions and new services have been introduced to strengthen the Business's global position in post-harvest storage and to capitalize on adjacent growth opportunities in pre-harvest markets.

NOTE 2—COMBINED FINANCIAL STATEMENTS

        The unaudited interim financial statements of AgroFresh present the results of operations, financial position, and cash flows of the Business and have been derived from the combined financial statements and accounting records of Dow using the historical results of operations and historical basis of assets and liabilities of the Business. The combined financial statements of the AgroFresh Business were prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and reflect all adjustments (including normal recurring accruals) which, in the opinion of management, are considered necessary for the fair presentation of the results for the periods presented. The Business derives its earnings primarily from the application of products used in the post-harvest protection of produce. Therefore, the interim results of the Business reflect revenue and expenses coinciding with the growing and harvest seasons of the respective markets served. As a result, interim financial results may not be indicative of the estimated results for a full fiscal year. These statements should be read in conjunction with the AgroFresh Business audited combined financial statements and notes thereto for the year ended December 31, 2014.

NOTE 3—RECENT ACCOUNTING GUIDANCE

Accounting Guidance Issued But Not Yet Adopted

        In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers (Topic 606)," which is the new comprehensive revenue recognition standard that will supersede all existing revenue recognition guidance under U.S. GAAP. The standard's core principle is that a company will recognize revenue when it transfers promised goods or services to a customer in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The tentative revised effective date for this ASU is for annual and interim periods beginning on or after December 15, 2017, and early adoption will be permitted. Entities will have the option of using either a full retrospective approach or a modified approach to adopt the guidance in the ASU. The Business is currently evaluating the impact of adopting this guidance.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted (Unaudited)

NOTE 4—INVENTORIES

        The following table provides a breakdown of inventories:

Inventories In thousands	March 31, 2015	December 31, 2014
Finished goods	$3,602	$3,689
Work in process	7,926	6,093
Raw materials	1,204	879
Supplies	1,519	1,532

Total inventories	$14,251	$12,193

        Inventories are stated at the lower of cost or market. The method of determining cost is primarily first-in, first-out ("FIFO") and average cost, and is used consistently from year to year.

NOTE 5—GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

        The carrying amount of goodwill was $155,953 at March 31, 2015 and December 31, 2014.

Other Intangible Assets

        The following table provides information regarding the Business's intangible assets:

	At March 31, 2015			December 31, 2014
Other Intangible Assets In thousands	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Other intangible assets with finite lives:
Intellectual property	$150,000	$(90,000)	$60,000	$150,000	$(86,250)	$63,750
Trademarks	6,000	(3,600)	2,400	6,000	(3,450)	2,550
Customer lists	105,534	(79,150)	26,384	108,834	(78,224)	30,610
Software	788	(740)	48	788	(737)	51

Total other intangible assets	$262,322	$(173,490)	$88,832	$265,622	$(168,661)	$96,961

        The following table provides information regarding amortization expense related to intangible assets:

	Three Months Ended
Amortization Expense In thousands	Mar 31, 2015	Mar 31, 2014
Other intangible assets, excluding software	$7,267	$7,427
Software, included in "Cost of sales"	3	98

Total amortization expense for intangibles	$7,270	$7,525

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted (Unaudited)

NOTE 5—GOODWILL AND OTHER INTANGIBLE ASSETS (Continued)

        Total estimated amortization expense for the next five years is as follows:

Estimated Amortization Expense for the Next Five Years In thousands
2015	$29,673
2016	$29,673
2017	$18,101
2018	$15,612
2019	$3,902

NOTE 6—COMMITMENTS AND CONTINGENT LIABILITIES

        The Business is subject to various legal and regulatory proceedings incidental to the normal course of business. It is the opinion of management that the possibility is remote that the aggregate of all claims and lawsuits will have a material adverse impact on the combined financial statements.

Purchase Commitments

        The Business has various purchasing contracts for contract manufacturing and research and development services which are based on the requirements of the Business. Generally, the contracts are at prices not in excess of current market price and do not commit the Business to obligations outside the normal customary terms for similar contracts.

NOTE 7—OPERATING SEGMENTS

        AgroFresh is a combination of wholly-owned subsidiaries and operations of Dow, and is a global business unit of the Agricultural Sciences operating segment. AgroFresh utilizes a common service model, the AgroFresh Whole Product Offering, with its customers. Because there are no separable reportable business segments for AgroFresh, the results of AgroFresh are reported as a single operating segment.

        AgroFresh uses EBITDA (which AgroFresh defines as earnings (i.e. "Net Income") before interest, income taxes, depreciation and amortization) as its measure of profit/loss for segment reporting purposes. EBITDA includes all operating items relating to the business.

	Three Months Ended
Reconciliation of EBITDA to "Income Before Income Taxes" In thousands	Mar 31, 2015	Mar 31, 2014
EBITDA	$17,098	$12,596
—Depreciation and amortization	7,522	7,732

Income Before Income Taxes	$9,576	$4,864

NOTE 8—SUBSEQUENT EVENTS

        On April 30, 2015, Dow entered into a definitive Stock Purchase Agreement to sell the Business to Boulevard Acquisition Corp.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of the AgroFresh Business
Midland, Michigan

        We have audited the accompanying combined balance sheets of the AgroFresh Business, a combination of wholly-owned subsidiaries and operations of The Dow Chemical Company ("Dow") and a global business unit of the Agricultural Sciences operating segment, as described in Note A to the combined financial statements (the "Business") as of December 31, 2014 and 2013, and the related combined statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Business's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Business is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such combined financial statements present fairly, in all material respects, the financial position of the Business as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note B to the combined financial statements, which describes the basis of presentation, the combined financial statements include allocations of certain expenses from Dow. As a result, the allocations may not reflect the expense the Business would have incurred as a stand-alone company.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Midland, Michigan
May 14, 2015

The AgroFresh Business

Combined Statements of Income and Comprehensive Income

(In thousands) For the years ended December 31	2014	2013	2012
Net Sales	$180,508	$158,789	$128,396

Cost of sales	30,659	29,430	25,383
Research and development expenses	19,399	17,837	16,682
Selling, general and administrative expenses	31,534	29,153	26,674
Amortization of intangibles	29,656	29,767	29,901
Sundry expense—net	4	5	264

Income Before Income Taxes	69,256	52,597	29,492

Provision for income taxes	41,399	25,141	16,330

Net Income	$27,857	$27,456	$13,162

Other Comprehensive Income (Loss)
Translation adjustments, net of tax	(4,323)	(1,968)	5,689

Comprehensive Income	$23,534	$25,488	$18,851

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Balance Sheets

(In thousands) At December 31	2014	2013
Assets
Current Assets
Accounts receivable:
Trade (net of allowance for doubtful receivables—2014: $1,678; 2013: $1,532)	$63,537	$60,117
Other	862	784
Inventories	12,193	8,474
Deferred income tax assets—current	2,574	1,286

Total current assets	79,166	70,661

Property
Property	6,134	7,160
Less accumulated depreciation	2,000	2,868

Net property	4,134	4,292

Other Assets
Goodwill	155,953	155,953
Other intangible assets (net of accumulated amortization—2014: $168,661; 2013: $141,982)	96,961	128,015
Deferred income tax assets—noncurrent	475	—
Other Assets	817	—

Total other assets	254,206	283,968

Total Assets	$337,506	$358,921

Liabilities and Equity
Current Liabilities
Accounts payable:
Trade	$5,944	$5,579
Other	6,003	6,288
Deferred revenue—current	2,000	2,000
Income taxes payable	51,137	33,855
Deferred income tax liabilities—current	32	—
Accrued and other current liabilities	4,054	4,152

Total current liabilities	69,170	51,874

Noncurrent Liabilities
Deferred revenue—noncurrent	4,333	6,333
Other noncurrent obligations	3,128	854
Deferred income tax liabilities—noncurrent	26,524	34,532

Total noncurrent liabilities	33,985	41,719

Combined Equity
Net parent investment	232,293	258,947
Accumulated other comprehensive income	2,058	6,381

Total combined equity	234,351	265,328

Total Liabilities and Combined Equity	$337,506	$358,921

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Statements of Cash Flows

(In thousands) For the years ended December 31	2014	2013	2012
Operating Activities
Net Income	$27,857	$27,456	$13,162
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,393	30,785	30,830
(Credit) for deferred income tax	(9,739)	(8,714)	(14,484)
Changes in assets and liabilities:
Trade accounts receivable	(3,420)	(16,911)	5,161
Inventories	(3,719)	(2,921)	(939)
Trade accounts payable	365	283	(167)
Other assets and liabilities	14,074	3,467	1,371

Cash provided by operating activities	55,811	33,445	34,934

Investing Activities
Capital expenditures	(1,300)	(992)	(600)

Cash used in investing activities	(1,300)	(992)	(600)

Financing Activities—Cash Transfers to Parent, net	(54,511)	(32,453)	(34,334)

Net change in cash and cash equivalents	—	—	—
Cash and cash equivalents:
Beginning of year	—	—	—

End of year	$—	$—	$—

See Notes to the Combined Financial Statements.

The AgroFresh Business

Combined Statements of Equity

(In thousands)	Net Parent Investment	Accumulated Other Comprehensive Income	Total Combined Equity
Balance at January 1, 2012	$285,116	$2,660	$287,776
Net income	13,162	—	13,162
Other comprehensive income (loss)	—	5,689	5,689
Net transfers to parent	(34,334)	—	(34,334)

Balance at December 31, 2012	$263,944	$8,349	$272,293
Net income	27,456	—	27,456
Other comprehensive income (loss)	—	(1,968)	(1,968)
Net transfers to parent	(32,453)	—	(32,453)

Balance at December 31, 2013	$258,947	$6,381	$265,328
Net income	27,857	—	27,857
Other comprehensive income (loss)	—	(4,323)	(4,323)
Net transfers to parent	(54,511)	—	(54,511)

Balance at December 31, 2014	$232,293	$2,058	$234,351

See Notes to the Combined Financial Statements.

The AgroFresh Business

Notes to the Combined Financial Statements

Amounts in thousands unless otherwise noted

NOTE A—DESCRIPTION OF THE BUSINESS

        AgroFresh (the "Business") is a combination of wholly-owned subsidiaries and operations of The Dow Chemical Company ("Dow") and a global business unit of the Agricultural Sciences operating segment. AgroFresh is an agricultural innovator in proprietary advanced technologies that enhance the freshness, quality, and value of fresh produce. The Business currently offers SmartFresh™ applications at customer sites through a direct service model utilizing third-party contractors. As part of the AgroFresh Business Whole Product offering, the Business also provides advisory services based on its extensive knowledge base on the use of its products collected through thousands of monitored applications. AgroFresh operates in over 40 countries and currently derives the majority of its revenue working with customers to protect the value of apples, pears, and other produce during storage. Line extensions and new services have been introduced to strengthen the Business's global position in post-harvest storage and to capitalize on adjacent growth opportunities in pre-harvest markets.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

        The combined financial statements present the results of operations, financial position, and cash flows of the Business and have been derived from the consolidated financial statements and accounting records of Dow using the historical results of operations and historical basis of assets and liabilities of the Business. The combined financial statements of the Business have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

        The combined statements of income and comprehensive income include allocations of certain expenses for services, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, ethics and compliance, shared services, employee benefits and incentives, insurance, and stock-based compensation. These expenses have been allocated on the basis of direct usage when identifiable, with the remainder allocated on the basis of headcount or other measures. The Business considers the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided. The allocations may not, however, reflect the expense the Business would have incurred as a stand-alone company. Actual costs that may have been incurred if the Business was a stand-alone company would depend on a number of factors, including the Business's chosen organizational structure, what functions were outsourced or performed by the Business employees, and strategic decisions made in areas such as information technology and infrastructure.

        Debt is managed centrally within Dow. Neither debt nor debt interest cost has been allocated to the Business as none of Dow's debt is directly related to the Business.

        Derivative financial instruments are managed through Dow's centralized risk management process. There were no derivative financial instruments included in the combined financial statements as none were entered into specifically for activities of the Business for the years ended December 31, 2014, 2013 and 2012.

        Because a direct ownership relationship did not exist among the various operations comprising the Business, a "net parent investment" account is shown in lieu of stockholders' equity in the combined financial statements. All significant transactions between Dow and the Business have been included in the combined financial statements and were settled for cash through Dow's centralized cash

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

management system. The total net effect of the settlement of these related party transactions is reflected in the combined statements of cash flows as a financing activity and net parent investment in the combined balance sheets.

Use of Estimates in Financial Statement Preparation

        The preparation of financial statements in accordance with U.S. GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These combined financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Foreign Currency

        The local currency has been primarily used as the functional currency throughout the world. Assets and liabilities are translated at year-end rates; income statement amounts are translated at average rates during the course of the year. Translation gains and losses, of those operations that use local currency as the functional currency, are included in "Accumulated other comprehensive income" ("AOCI"). Where the U.S. dollar is used as the functional currency, foreign currency translation gains and losses are reflected in the combined statement of income and comprehensive income—just as foreign currency transaction gains and losses are.

Cash and Cash Equivalents

        During the periods presented, the Business participated in Dow's centralized cash management system, which includes centralized cash disbursements, cash receipts, and treasury processes. Cash disbursements and receipts related to the Business are handled by Dow and accounted for through the net parent investment account. Therefore, cash and cash equivalents have been excluded from the combined balance sheets.

Accounts Receivable and Allowance for Doubtful Accounts

        Trade receivables arise from the sale or application of product, with collection terms less than one year based on the underlying customer agreements.

        The Business records its allowance for doubtful accounts based upon its assessment of various factors. The Business considers historical experience, the age of the accounts receivable balances, credit quality of the Business's customers, current economic conditions, and other factors that may affect customers' ability to pay.

Inventories

        Inventories are stated at the lower of cost or market. The method of determining cost is primarily first-in, first-out ("FIFO") and average cost, and is used consistently from year to year.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property

        Land, buildings and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated service lives of depreciable assets and is calculated using the straight-line method. Fully depreciated assets are retained in property and accumulated depreciation accounts until they are removed from service. In the case of disposals, assets and related accumulated depreciation are removed from the accounts, and the net amounts, less proceeds from disposal, are included in income. Property transfers between the Business and other Dow businesses are not considered a cash capital expenditure in the Combined Statements of Cash Flows. These transferred amounts are included in Cash Transfers to Parent, net. In 2014, the net book value of property transferred to other Dow businesses was $2,451.

Impairment and Disposal of Long-Lived Assets

        Long-lived assets and certain identifiable intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When undiscounted future cash flows are not expected to be sufficient to recover an asset's carrying amount, the asset is written down to its fair value based on bids received from third parties or a discounted cash flow analysis based on market participant assumptions.

        Long-lived assets to be disposed of other than by sale are classified as held and used until they are disposed of. Long-lived assets to be disposed of by sale are classified as held for sale and are reported at the lower of carrying amount or fair value less cost to sell, and depreciation is ceased.

Goodwill and Other Intangible Assets

        Goodwill is recorded when the purchase price of a business acquisition exceeds the estimated fair value of net identified tangible and intangible assets acquired. Goodwill is tested for impairment at the reporting unit level annually, or more frequently when events or changes in circumstances indicate that the fair value of a reporting unit has more likely than not declined below its carrying value. When testing goodwill for impairment, a qualitative assessment is performed first. If an initial qualitative assessment identifies that it is more likely than not the carrying value of the Business exceeds its estimated fair value, additional quantitative testing is performed. A discounted cash flow methodology is primarily utilized to calculate fair value. Goodwill of the Business is based on the original goodwill assigned when Dow acquired AgroFresh in 2009.

        Finite-lived intangible assets are amortized over their estimated useful lives generally on a straight-line basis, for periods ranging from five to twenty years. Finite-lived intangible assets are reviewed for impairment or obsolescence annually, or more frequently if events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows. No impairment of finite-lived intangibles was recorded in any of the periods presented. Primarily, such finite-lived intangible assets arose when Dow acquired AgroFresh in 2009.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Trade Accounts Payable and Accrued Liabilities

        Trade accounts payable are processed by Dow's centralized disbursement processes. Specific identification of trade accounts payable related solely to the Business is not possible. Therefore, trade accounts payable for Dow were allocated to the Business based on the Business's proportion of certain expenses to the corresponding total amount of certain expenses for Dow.

Sales

        Sales are recognized when there is evidence of an arrangement, the price is fixed and determinable, collection from the customer is probable and risk and title to the product transfer to the customer or an application service has been provided to the customer, and usually occurs at the time of shipment or when then application occurs. Dow's standard terms of delivery are included in its contracts of sale, order confirmation documents and invoices. In addition, from time to time the Business receives upfront royalty payments which are deferred and recognized as revenue when the royalty is earned. Sales are recorded net of provisions for customer discounts and rebate programs.

Cost Allocation Methodology

        The Business consumes products and services that are provided by Dow. These include materials, utilities, shared manufacturing services, and shared administrative services, among others. These products and services are charged to the Business using Dow's fundamental cost allocation methodology which affects the valuation of inventory, cost of sales, research and development expenses, and selling, general and administrative expenses of the Business.

        The methodology for costing products and services focuses on the activities performed to produce the products or services. Costs are assigned to activities and then to products or services, based on the consumption of activities by each product or service. Each activity is measured and costed per a base unit, such as hours or quantity (a "cost driver"). To determine the cost of an activity, all of the resources that are used to produce the activity are determined. After confirming the expected demand for the product or service, the cost per unit of activity is determined by dividing the total cost by the total expected demand for the cost driver.

Cost of Sales

        The Business classifies the costs of manufacturing and distributing its products as cost of sales. Manufacturing costs include raw materials, utilities, packaging, fixed manufacturing costs, fees paid to third party contracted applicators, and fees paid to third party contract manufacturers associated with production. Fixed manufacturing costs include such items as plant site operating costs and overhead, production planning, depreciation and amortization, repairs and maintenance, environmental, and engineering costs and allocations to the Business using Dow's cost allocation methodology. Freight costs and any directly related costs of transporting finished product to customers are recorded as "Cost of sales" in the combined statements of income and comprehensive income. Royalty expense paid to third party technology providers is also included in cost of sales.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development

        Research and development ("R&D") expenses are the cost of services performed by the R&D function, including technical service and development, process research, and product development in support of the Business. The expenses incurred by the R&D function in support of the Business include costs recorded within business direct cost centers and allocations to the Business using Dow's cost allocation methodology. The direct costs include costs incurred with third party contractors and the expenses of the R&D individuals assigned to the Business, including salaries, fringe benefits, travel, materials and supplies, information technology and office expenses.

Selling, General and Administrative

        Selling, general and administrative expenses are the cost of services performed by the marketing and sales functions (including sales managers, field sellers, marketing research, marketing communications and promotion and advertising materials) and by administrative functions (including product management, business management, customer invoicing and human resources) in support of the Business. The expenses include costs recorded within business direct cost centers and allocations to the business using Dow's cost allocation methodology. The direct costs include the expenses of the marketing and sales individuals assigned to the Business, including salaries, fringe benefits, travel, materials and supplies, information technology and office expenses.

Legal Costs

        Legal costs are expensed as incurred. The expenses include costs recorded on business direct cost centers and allocations to the business using Dow's cost allocation methodology. The direct costs represent legal costs specifically related to the Business.

Income Taxes

        During the periods presented, the Business did not file separate tax returns as it was included in the tax returns of Dow entities within the respective tax jurisdictions. The income tax provision and related balance sheet amounts included in these combined financial statements were calculated using a separate return basis, as if the Business was a separate taxpayer.

        The provision for income taxes has been determined using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period that includes the enactment date. Deferred taxes are not provided on the unremitted earnings of subsidiaries outside of the United States when it is expected that these earnings will be permanently reinvested.

        Annual tax provisions include amounts considered sufficient to pay assessments that may result from examinations of prior year tax returns; however, the amount ultimately paid upon resolution of issues raised may differ from the amounts accrued.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The financial statement effect of an uncertain income tax position is recognized when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Accruals are recorded for other tax contingencies when it is probable that a liability to a taxing authority has been incurred and the amount of the contingency can be reasonably estimated.

NOTE C—RECENT ACCOUNTING GUIDANCE

Accounting Guidance Issued But Not Yet Adopted

        In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers (Topic 606)," which is the new comprehensive revenue recognition standard that will supersede all existing revenue recognition guidance under U.S. GAAP. The standard's core principle is that a company will recognize revenue when it transfers promised goods or services to a customer in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This ASU is effective for annual and interim periods beginning on or after December 15, 2016, and early adoption is not permitted. Entities will have the option of using either a full retrospective approach or a modified approach to adopt the guidance in the ASU. The Business is currently evaluating the impact of adopting this guidance.

NOTE D—ACCOUNTS RECEIVABLE

        The provision for doubtful receivables, included in "Selling, general and administrative expenses" in the combined statements of income and comprehensive income was $146 in 2014, $251 in 2013 and $27 in 2012.

NOTE E—INVENTORIES

        The following table provides a breakdown of inventories:

Inventories at December 31	2014	2013
Finished goods	$3,689	$2,577
Work in process	6,093	3,739
Raw materials	879	650
Supplies	1,532	1,508

Total inventories	$12,193	$8,474

        Inventories are stated at the lower of cost or market. The method of determining cost is primarily first-in, first-out ("FIFO") and average cost, and is used consistently from year to year.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE F—PROPERTY

Property at December 31	Estimated Useful Lives (Years)	2014	2013
Buildings	5 – 40	$462	$2,535
Machinery and equipment	3 – 25	4,971	4,036
Land and waterway improvements	10 – 25	147	226
Construction in progress	—	554	363

Total property		$6,134	$7,160

	2014	2013	2012
Depreciation expense	$627	$1,015	$926

NOTE G—GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying amount of goodwill for the years ended December 31, 2014 and 2013 was $155,953.

        The following table provides information regarding the Business's intangible assets:

	2014			2013
Intangible Assets at December 31	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Intangible assets with finite lives:
Intellectual property	$150,000	$86,250	$63,750	$150,000	$71,250	$78,750
Trademarks	6,000	3,450	2,550	6,000	2,850	3,150
Customer lists	108,834	78,224	30,610	113,272	67,255	46,017
Software	788	737	51	725	627	98

Total intangible assets	$265,622	$168,661	$96,961	$269,997	$141,982	$128,015

        The following table provides information regarding amortization expense related to intangible assets:

Amortization Expense	2014	2013	2012
Other intangible assets, excluding software	$29,656	$29,767	$29,901
Software, included in "Cost of sales"	110	3	3

Total amortization expense for intangibles	$29,766	$29,770	$29,904

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE G—GOODWILL AND OTHER INTANGIBLE ASSETS (Continued)

        Total estimated amortization expense for the next five years is as follows:

Estimated Amortization Expense for Next Five Years
2015	$29,673
2016	$29,673
2017	$18,101
2018	$15,612
2019	$3,902

NOTE I—COMMITMENTS AND CONTINGENT LIABILITIES

        The Business is subject to various legal and regulatory proceedings incidental to the normal course of business. It is the opinion of management that the possibility is remote that the aggregate of all claims and lawsuits will have a material adverse impact on the combined financial statements.

Purchase Commitments

        The Business has various purchasing contracts for contract manufacturing and research and development services which are based on the requirements of the Business. Generally, the contracts are at prices not in excess of current market price and do not commit the Business to obligations outside the normal customary terms for similar contracts.

NOTE J—PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

Defined Benefit Pension and Other Postretirement Plans

        A majority of the Business employees were participants in various defined benefit pension and other postretirement plans administered and sponsored by Dow. Pension benefits are based on length of service and the employee's three highest consecutive years of compensation. Employees hired after January 1, 2008 earn pension benefits that are based on a set percentage of annual pay, plus interest. The other postretirement plans provide certain health care and life insurance benefits to retired employees.

        The combined financial statements reflect periodic pension and post-retirement costs as if they were multi-employer plans. The pension and other postretirement benefit obligations and net service costs of Dow's plans are determined based on actuarial valuations of individual participant data while projected returns on plan assets were also factored into the computation of net periodic pension and post-retirement costs. Costs associated with the pension and other postretirement plans were allocated based on the Business employees' proportionate share of costs for the respective Dow plans in which they participate. These costs are considered to have been paid to Dow at the time of the allocation of these expenses to the Business. The pension and other postretirement plan expenses for participating Business employees were $870 in 2014, $1,160 in 2013 and $1,019 in 2012.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE J—PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Continued)

Defined Contribution Plans

        Dow offers defined contribution plans to eligible employees in the U.S. whereby employees participate by contributing a portion of their compensation, which is partially matched by Dow. Contributions were allocated to the Business based on headcount for the defined contribution plans in which the Business's employees participated. Total contributions for Business employees were $405 in 2014, $287 in 2013 and $212 in 2012.

NOTE K—LEASED PROPERTY

        Dow routinely leases premises for use as sales and administrative offices, warehouses and tanks for product storage, motor vehicles, railcars, computers, office machines, and equipment under operating leases, which the Business utilizes. Rental expense charged to the Business for assets used by the Business under operating leases totaled $2,657 in 2014, $1,844 in 2013 and $2,218 in 2012.

        Future minimum rental payments under operating leases of the Business with non-cancelable terms in excess of one year are as follows:

Minimum Operating Lease Commitment at December 31, 2014 In thousands
2015	$231
2016	191
2017	34

Total	$456

NOTE L—STOCK-BASED COMPENSATION

        Dow has stock-based compensation programs for employees (including those employed by AgroFresh) in the form of the Employees' Stock Purchase Plan ("ESPP") and stock incentive plans, which include stock options as well as deferred and performance-based deferred stock awards. Stock-based compensation awards vest over a specified period or upon employees meeting certain performance and retirement eligibility criteria. The fair value of equity instruments issued to employees is measured on the grant date.

        Awards based solely on service are recognized over the vesting period or from the grant date to the date on which retirement eligibility provisions have been met and additional service is no longer required. Performance-based deferred stock awards vest when Dow attains specified performance targets over a predetermined period, generally one to three years. Compensation expense related to performance deferred stock awards is recognized over the lesser of the service or performance period. Changes in the fair value of liability instruments are recognized as compensation expense.

        AgroFresh employees participate in Dow's stock-based compensation programs—and their awards are based on Dow stock and Dow metrics. Compensation expense of $557 in 2014, $857 in 2013 and $931 in 2012 related to these programs is included in cost of sales, research and development expenses, and selling, general and administrative expenses, as applicable, based on the AgroFresh employees who participated in the programs. As of December 31, 2014, total compensation cost related to non-vested

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE L—STOCK-BASED COMPENSATION (Continued)

awards not yet recognized approximated $589; it is anticipated that this amount would be recognized over the next 1.5 years.

NOTE M—SUPPLEMENTARY INFORMATION

Accounts Payable—Other

        "Accounts Payable—Other" was $6,003 at December 31, 2014 and $6,288 at December 31, 2013. Accrued royalties, which is a component of "Accounts Payable—Other" were $1,122 at December 31, 2014 and $3,119 at December 31, 2013. No other component of "Accounts Payable—Other" was more than 5 percent of total current liabilities.

NOTE N—INCOME TAXES

        During the periods presented, the Business did not file separate tax returns as it was included in the tax returns of Dow entities within the respective tax jurisdictions. The income tax provision included in these financial statements was calculated using a separate return basis, as if the Business was a separate taxpayer. Accordingly, the Business' tax results as presented are not necessarily indicative of results that the Business would have generated as a stand-alone company for the periods presented.

Domestic and Foreign Components of Income Before Income Taxes In thousands	2014	2013	2012
Domestic	$122,347	$72,660	$62,893
Foreign	(53,091)	(20,063)	(33,401)

Total	$69,256	$52,597	$29,492

	2014			2013			2012
Provision for Income Taxes In thousands	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$49,918	$(7,808)	$42,110	$31,629	$(7,025)	$24,604	$28,643	$(6,848)	$21,795
State and local	1,085	(110)	975	696	(98)	598	621	(97)	524
Foreign	135	(1,821)	(1,686)	1,530	(1,591)	(61)	1,550	(7,539)	(5,989)

Total	$51,138	$(9,739)	$41,399	$33,855	$(8,714)	$25,141	$30,814	$(14,484)	$16,330

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE N—INCOME TAXES (Continued)

Reconciliation to U.S. Statutory Rate In thousands	2014	2013	2012
Taxes at U.S. statutory rate	$24,240	$18,410	$10,322
Foreign income taxed at rates other than 35%	4,017	(1,516)	(607)
Change in valuation allowances	12,878	8,477	6,309
U.S. State income tax	596	354	306
U.S. R&D Credit	(332)	(584)	—

Total tax provision	$41,399	$25,141	$16,330

Effective tax rate	59.8%	47.8%	55.4%

        The tax rate for 2014 was unfavorably impacted by the increase of valuation allowances primarily in Australia, Brazil, and France and by losses in multiple foreign jurisdictions with tax rates less than 35 percent.

        The tax rate for 2013 was unfavorably impacted by the increase of valuation allowances due to losses in multiple foreign jurisdictions, primarily in Argentina, Italy, and France. The tax rate was favorably impacted by earnings outside the U.S., primarily in Switzerland.

        The tax rate for 2012 was unfavorably impacted by the increase of valuation allowances due to continued losses in multiple jurisdictions, primarily in France and Canada.

	2014		2013
Deferred Tax Balances at December 31 In thousands	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Intangible Assets	$212	$31,849	$260	$41,956
Tax loss carryforwards	31,217	—	19,179	—
Other accruals and reserves	3,239	760	1,481	232
Deferred Revenue	2,264	17	2,979	22

Subtotal	$36,932	$32,626	$23,899	$42,210
Valuation allowances	(27,813)	—	(14,935)	—

Total	$9,119	$32,626	$8,964	$42,210

        Gross operating loss carryforwards amounted to $108,392 at December 31, 2014 and $63,814 at December 31, 2013. None of the operating loss carryforwards at December 31, 2014 relate to periods prior to January 1, 2012. At December 31, 2014, $12,489 of the operating loss carryforwards were subject to expiration in 2015 through 2019. The remaining operating loss carryforwards expire in years beyond 2019 or have an indefinite carryforward period. Full valuation allowances have been provided in tax jurisdictions where it appears more likely than not that deferred tax assets will not be recovered.

        The Business does not have undistributed earnings of foreign subsidiaries and related companies deemed to be permanently invested due to overall losses for all years reported.

The AgroFresh Business

Notes to the Combined Financial Statements (Continued)

Amounts in thousands unless otherwise noted

NOTE N—INCOME TAXES (Continued)

Uncertain Tax Positions

        Interest and penalties associated with uncertain tax positions are recognized as components of the "Provision for income taxes." For the years ended December 31, 2014 and December 31, 2013, no uncertain income tax positions were identified.

NOTE O—BUSINESS AND GEOGRAPHIC AREAS

        AgroFresh is a combination of wholly-owned subsidiaries and operations of Dow and a global business unit of the Agricultural Sciences operating segment. AgroFresh utilizes a common service model, the AgroFresh Whole Product Offering, with its customers. Because there are no separable reportable business segments for AgroFresh, the results of AgroFresh are reported as a single operating segment.

        Sales are attributed to geographic areas based on customer location; long-lived assets are attributed to geographic areas based on asset location. Net sales and long-lived assets by geographic area were as follows:

Geographic Area Information

In thousands	United States	Rest of World	Total
2014
Net Sales	$70,841	$109,667	$180,508
Long-lived assets	$3,424	$710	$4,134
2013
Net Sales	$60,167	$98,622	$158,789
Long-lived assets	$3,669	$623	$4,292
2012
Net Sales	$52,483	$75,913	$128,396
Long-lived assets	$3,765	$617	$4,382

        AgroFresh uses EBITDA (which AgroFresh defines as earnings (i.e. "Net Income") before interest, income taxes, depreciation and amortization) as its measure of profit/loss for segment reporting purposes. EBITDA includes all operating items relating to the business.

Reconciliation of EBITDA to "Income Before Income Taxes"

In thousands	2014	2013	2012
EBITDA	$99,649	$83,382	$60,322
— Depreciation and amortization	30,393	30,785	30,830

Income Before Income Taxes	$69,256	$52,597	$29,492

NOTE P—SUBSEQUENT EVENTS

        On April 30, 2015, Dow entered into a definitive Stock Purchase Agreement to sell the Business to Boulevard Acquisition Corp.

PART I—FINANCIAL INFORMATION

ITEM 1.    FINANCIAL STATEMENTS (unaudited)

BOULEVARD ACQUISITION CORP.

CONDENSED BALANCE SHEETS

	March 31, 2015	December 31, 2014
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash	$526,986	$733,386
Prepaid expenses	63,464	81,369

Total current assets	590,450	814,755
Noncurrent assets:
Investments held in Trust Account	220,504,066	220,502,961

Total assets	$221,094,516	$221,317,716

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Due to related party	$141,299	$69,966
Franchise tax payable	45,000	180,000
Accrued expenses	226,575	80,822

Total current liabilities	412,874	330,788
Other liabilities:
Deferred underwriting compensation	7,717,500	7,717,500

Total liabilities	8,130,374	8,048,288

Common stock subject to possible redemption 20,796,413 shares and 20,826,942 shares at March 31, 2015 and December 31, 2014, respectively	207,964,132	208,269,418
Stockholders' equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.0001 par value; 400,000,000 shares authorized; 6,766,087 shares and 6,735,558 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively (which excludes 20,796,413 shares and 20,826,942 shares subject to possible redemption at March 31, 2015 and December 31, 2014, respectively)	677	674
Additional paid-in capital	5,978,574	5,673,291
Accumulated deficit	(979,241)	(673,955)

Total stockholders' equity, net	5,000,010	5,000,010

Total liabilities and stockholders' equity	$221,094,516	$221,317,716

See accompanying notes to condensed interim financial statements.

BOULEVARD ACQUISITION CORP.

CONDENSED STATEMENTS OF OPERATIONS

(unaudited)

	Three months ended March 31, 2015	Three months ended March 31, 2014
Revenue	$—	$—
Expenses:
General and administrative expenses	306,391	39,043

Loss from operations	(306,391)	(39,043)
Dividend income	1,105	63

Net loss attributable to common shares outstanding	$(305,286)	$(38,980)

Weighted average number of common shares outstanding, basic and diluted	6,736,000	6,444,000

Net loss per common share outstanding, basic and diluted	$(0.045)	$(0.006)

See accompanying notes to condensed interim financial statements.

BOULEVARD ACQUISITION CORP.

CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY

For Three Months Ended March 31, 2015

(unaudited)

	Common Stock
			Additional Paid-in Capital	Accumulated Deficit	Total Stockholder's Equity
	Shares	Amount
Balances, at December 31, 2014 (audited)	6,735,558	$674	$5,673,291	$(673,955)	$5,000,010

Change in proceeds subject to possible redemption	30,529	3	305,283		305,286
Net loss attributable to common stockholders				(305,286)	(305,286)

Balances, at March 31, 2015 (unaudited)	6,766,087	$677	$5,978,574	$(979,241)	$5,000,010

See accompanying notes to condensed interim financial statements.

BOULEVARD ACQUISITION CORP.

CONDENSED STATEMENT OF CASH FLOWS

(unaudited)

	Three months ended March 31, 2015	Three months ended March 31, 2014
Cash flows from operating activities
Net loss	$(305,286)	$(38,980)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase (decrease) in cash attributable to changes in assets and liabilities
Prepaid expense	17,905	(152,402)
Due to related party	71,333	15,714
Franchise tax payable	(135,000)	—
Accrued expenses	145,753	—

Net cash used in operating activities	(205,295)	(175,668)

Net cash used in investing activities
Cash and investments held in Trust Account	(1,105)	(220,500,063)

Cash flows from financing activities
Payment of offering costs	—	(5,020,632)
Proceeds from the sale of warrants to Sponsor	—	6,160,000
Proceeds from Public Offering	—	210,000,000
Proceeds from the underwriter's partial exercise of their over-allotment option	—	10,500,000

Net cash provided by financing activities	—	221,639,368

Net increase in cash	(206,400)	963,637

Cash, beginning of period	733,386	25,000

Cash, end of period	$526,986	$988,637

Supplemental schedule of non-cash financing activities:
Deferred underwriting fees	$—	$7,717,500

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS

1. Organization and Business Operations

Incorporation

        Boulevard Acquisition Corp. (the "Company") was incorporated in Delaware on October 24, 2013.

Sponsor

        The Company's sponsor is Boulevard Acquisition Sponsor, LLC, a Delaware limited liability company (the "Sponsor").

Fiscal Year End

        The Company selected December 31st as its fiscal year end.

Business Purpose

        The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet identified (the "Initial Business Combination"). The Company has neither engaged in any significant operations nor generated revenue to date. The Company's management has broad discretion with respect to the Initial Business Combination. However, there is no assurance that the Company will be able to successfully affect a business combination.

Financing

        The registration statement for the Company's initial public offering (the "Public Offering") (as described in Note 3) was declared effective by the United States Securities and Exchange Commission ("SEC") on February 12, 2014.

        On February 19, 2014, the Company consummated the Public Offering and a simultaneous private placement of warrants (Note 4) generating aggregate gross proceeds of approximately $216 million. On March 13, 2014, the underwriters for the Public Offering purchased additional units pursuant to the partial exercise of their over-allotment option and the Sponsor purchased additional private placement warrants generating aggregate additional gross proceeds of approximately $10.7 million. As of March 31, 2015 and December 31,2014, approximately $220.5 million is held in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the "Trust Account").

Business Combination

        The Company, after signing a definitive agreement for the Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes, less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

1. Organization and Business Operations (Continued)

tender offer, including interest earned on the funds held in the trust account and not previously released to the Company to pay the Company's franchise and income taxes, less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem the shares of common stock included in the units sold in the Public Offering (the "Public Shares") in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of the Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

        If the Company holds a stockholder vote in connection with the Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes, less franchise and income taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity, in accordance with FASB, ASC 480, "Distinguishing Liabilities from Equity."

        The Company will only have 21 months from the closing of the Public Offering to complete its Initial Business Combination (or 24 months, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within such 21-month period). If the Company does not complete its Initial Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per-share pro rata portion of the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), less franchise and income taxes payable, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company's officers, directors or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company's redemption or liquidation in the event the Company does not complete the Initial Business Combination within the required time period.

        In the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

1. Organization and Business Operations (Continued)

Emerging Growth Company

        Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act") permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. Significant Accounting Policies

Basis of Presentation

        The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the SEC, and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of March 31, 2015 and December 31, 2014 and the results of operations for the three months ended March 31, 2015 and March 31, 2014. Certain information and disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations. These unaudited condensed interim financial statements should be read in conjunction with the audited financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2014. The results of operations for the periods ended March 31, 2015 are not necessarily indicative of the results of operations to be expected for a full fiscal year.

        The condensed balance sheet at December 31, 2014 was derived from the Company's audited financial statements but does not include all disclosures required by GAAP.

Net Income/(Loss) Per Common Share

        Net income/(loss) per common share is computed by dividing net income/(loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus to the extent dilutive the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. Since the Company is reflecting a loss for all periods presented, the effect of dilutive securities would be anti-dilutive; hence, diluted income/(loss) per common share is the same as basic income/(loss) per common share for the periods.

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Concentration of Credit Risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under FASB ASC 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the accompanying balance sheets.

Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Redeemable Common Stock

        As discussed in Note 1, all of the Public Shares contain a redemption feature which allows for the redemption of shares of common stock in connection with the liquidation of the Company, a tender offer or stockholder approval of the Initial Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders' equity) to be less than $5,000,001.
        The Company will recognize changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against retained earnings or additional paid-in capital.

Income Taxes

        The Company complies with the accounting and reporting requirements of FASB ASC 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. At March 31, 2015 and December 31, 2014, the Company has a deferred tax asset of approximately $334,000 and $230,000 related to net loss carry

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

forwards (which begin to expire in 2034) and start-up costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at March 31, 2015 and December 31, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

        The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Stock Dividends

        On February 11, 2014 and February 12, 2014, in connection with the two increases in the size of the Public Offering, the Company effected stock dividends of approximately 0.167 shares and 0.2 shares, respectively, for each outstanding share of common stock, resulting in the Company's initial stockholders holding an aggregate of 6,037,500 shares of the Company's common stock. All transactions and disclosures in the financial statements, related to the Company's common stock, have been adjusted to reflect the effect of the stock dividends.

Restricted Cash Equivalents Held in the Trust Account

        The amounts held in the Trust Account represent substantially all of the proceeds from the Public Offering (including proceeds from the exercise by the underwriters of their over-allotment option) and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of an initial Business Combination. The funds held in the Trust Account are primarily invested in money market accounts which invest in United States Treasury securities.

3. Public Offering

Public Units

        On February 19, 2014, the Company sold 21,000,000 units at a price of $10.00 per unit (the "Units") in the Public Offering. Each Unit consists of one share of the Company's common stock, $0.0001 par value per share, and one-half of one warrant ("Warrant"). Each whole Warrant entitles the holder thereof to purchase one share of the Company's common stock at a price of $11.50 per share.

        Under the terms of the warrant agreement, dated February 12, 2014, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act of 1933, as amended (the "Securities Act"), following the completion of the Initial Business Combination. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination or

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

3. Public Offering (Continued)

12 months from the closing of the Public Offering. However, if the Company does not complete the Initial Business Combination on or prior to the 21-month or 24-month period, as applicable, allotted to complete a business combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the Units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

        On March 13, 2014, the underwriters for the Public Offering purchased an additional 1,050,000 Units (the "Additional Units") pursuant to their partial exercise of their over-allotment option. Each Additional Unit consists of one share of the Company's common stock and one-half of one Warrant entitling the holder to purchase one share of the Company's common stock at a price of $11.50. The Additional Units were sold at an offering price of $10.00 per Additional Unit, generating gross proceeds to the Company of $10,500,000. Simultaneously with the consummation of the sale of the Additional Units, the Company consummated the private sale of an additional 210,000 Warrants (the "Additional Private Placement Warrants"), each exercisable to purchase one share of common stock for a price of $11.50 per share, to the Sponsor, at a price of $1.00 per Additional Private Placement Warrant, generating gross proceeds of $210,000.

        On March 13, 2014, the Sponsor and the Company's independent directors forfeited 525,000 Founder Shares in connection with the purchase by the underwriters of 1,050,000 Additional Units pursuant to the partial exercise of their over-allotment option. The Founder Shares and Private Placement Warrants will be worthless if the Company does not complete a business combination. In addition, 1,378,125 founder earnout shares will be subject to forfeiture by the initial stockholders (or their permitted transferees) on the fifth anniversary of the Initial Business Combination unless at any time after the Initial Business Combination and prior to the fifth anniversary of the Initial Business Combination the last sale price of the common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or the company completes a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for consideration in cash, securities or other property which equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

        In connection with the Public Offering and the underwriters' partial exercise of their over-allotment option, the Company paid an underwriting discount of 2% of the Unit offering price ($4,410,000 in aggregate). The Company will pay a deferred underwriting discount of 3.5% of the gross offering proceeds ($7,717,500 in aggregate) payable upon the completion of the Company's Initial Business Combination. The deferred underwriting discount will become payable to the underwriters from the amounts held in the trust account solely in the event the Company completes the Initial Business Combination.

Warrant Terms and Conditions

        Each whole Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will round the number of shares of common stock to be issued to the warrant holder down to the nearest

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

3. Public Offering (Continued)

whole number. Each Warrant will become exercisable on the later of 30 days after the completion of the Company's Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete a Business Combination on or prior to the expiration of the 21-month or 24-month period, as applicable, allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants during the exercise period, there will be no net cash settlement of the Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

        In accordance with the warrant agreement, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement covering the shares of common stock issuable upon exercise of the Warrants. The Company will not be obligated to deliver any shares of common stock pursuant to the exercise of a Warrant and will have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying the obligations described below with respect to registration. No Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, unless an exemption is available.

        Because the Company is not required to net cash settle the Warrants, the Warrants were recorded and classified within stockholders' equity as "Additional paid-in capital" upon their issuance in accordance with FASB ASC 815-40.

4. Related Party Transactions

Founder Shares

        In November 2013, the Sponsor purchased 6,037,500 shares (retroactively adjusted to reflect the effect of stock dividends—see Note 2) of the Company's common stock (the "Founder Shares") for $25,000, or approximately $.004 per share (retroactively adjusted to reflect the effect of stock dividends—see Note 2). In January 2014, the Sponsor assigned an aggregate of 60,375 Founder Shares (retroactively adjusted to reflect the effect of stock dividends—see Note 2) to the independent director nominees at their original purchase price.

        The Founder Shares are identical to the common stock included in the Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

        25% of the Founder Shares, representing 5% of the Company's issued and outstanding shares after the Public Offering (including any exercise of the underwriters' over-allotment option) are subject to forfeiture by the Sponsor under certain conditions described in the final prospectus.

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

4. Related Party Transactions (Continued)

        The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions discussed in the final prospectus, the Founder Shares may not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of the Initial Business Combination or earlier if, subsequent to the Initial Business Combination, (i) the last sale price of the Company's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

        Rights—The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial stockholders have agreed to waive their redemption rights in connection with the Initial Business Combination with respect to the Founder Shares and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete the Initial Business Combination within 21 months (or 24 months, as applicable) from the closing of the Public Offering.

        Voting—If the Company seeks stockholder approval of the Initial Business Combination, the initial stockholders have agreed to vote their Founder Shares and any shares of common stock purchased during or after the Public Offering in favor of the Initial Business Combination.

        Redemption—Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete the Initial Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any of the Company's common stock they may own.

Private Placement Warrants

        On February 19, 2014, the Sponsor purchased from the Company an aggregate of 5,950,000 Warrants at a price of $1.00 per Warrant (a purchase price of $5.95 million), in a private placement that occurred simultaneously with the completion of the Public Offering (the "Private Placement Warrants"). On March 13, 2014, the Sponsor purchased from the Company an additional 210,000 Private Placement Warrants at a price of $1.00 per Warrant (a purchase price of $210,000) in a private placement that occurred simultaneously with the underwriters' partial exercise of their over-allotment option. Each Private Placement Warrant entitles the holder to purchase one share of the Company's common stock at $11.50 per share. The purchase price of the Private Placement Warrants was added to the proceeds from the offering to be held in the trust account pending completion of the Initial Business Combination.

        The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Initial Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

4. Related Party Transactions (Continued)

Company and exercisable by such holders on the same basis as the Warrants included in the Units sold in the offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Public Offering and have no net cash settlement provisions.

        If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor will expire worthless.

Registration Rights

        The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of certain securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities for sale under the Securities Act. In addition, these stockholders have "piggy-back" registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Administrative Services Agreement

        Commencing on February 13, 2014, the date the Company's securities were initially listed for trading on the NASDAQ Capital Market, the Company has agreed to pay $10,000 per month to Avenue Capital Management II, L.P, an affiliate of the Sponsor, for office space, utilities, secretarial support and administrative services. Upon consummation of the Company's Initial Business Combination or its liquidation, the Company will cease paying these monthly fees. For the three months ended March 31, 2015 and 2014, the Company recognized $30,000 and $15,714 of expense pursuant to the administrative services agreement. At March 31, 2015, the $30,000 is included in due to related party on the accompanying condensed balance sheet.

Due to Related Party

        Due to related party represents amounts payable pursuant to the administrative services agreement and amounts payable to an affiliate for certain expenses paid on behalf of the Company.

5. Investments Held in Trust Account

        Upon the closing of the Public Offering, the simultaneous private placement of the Sponsor warrants and the underwriters' partial exercise of their over-allotment option, a total of $220,500,000 was placed in the Trust Account. As of March 31, 2015 and December 31, 2014, investment securities in the Company's Trust Account consisted of approximately $220.5 million in shares in money market accounts invested in United States Treasury securities with a maturity of 180 days or less.

6. Fair Value Measurements

        The Company has adopted FASB ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

6. Fair Value Measurements (Continued)

that are re-measured and reported at fair value at least annually. The adoption of FASB ASC 820 did not have an impact on the Company's financial position or results of operations.

        The following tables present information about the Company's assets that are measured at fair value on a recurring basis as of March 31, 2015 and December 31, 2014 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset, and includes situations where there is little, if any, market activity for the asset:

Description	March 31, 2015 (unaudited)	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
United States Treasury Securities	$220,504,066	$220,504,066	$—	$—

Description	December 31, 2014	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
United States Treasury Securities	$220,502,961	$220,502,961	$—	$—

7. Equity

        Common Stock—The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company's common stock are entitled to one vote for each share of common stock. At both March 31, 2015 and December 31, 2014, there were 27,562,500 shares of common stock outstanding, including 20,796,413 and 20,826,942 shares subject to possible redemption respectively.

        Preferred Stock—The authorized preferred stock of the Company includes up to 1,000,000 shares. At March 31, 2015, there were no shares of preferred stock issued and outstanding.

8. Loss Contingency

        In connection with identifying a potential target combination, the Company expects to incur material legal and due diligence expenses, which are to be paid to a law firm upon successful completion of a business combination. The amount of the fee has not yet been determined, and, accordingly, no amount has been accrued as of March 31, 2015.

9. Subsequent Events

        On April 30, 2015, the Company and The Dow Chemical Company, a Delaware corporation ("TDCC"), entered into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, the Company agreed to purchase all of the issued and outstanding shares of

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

9. Subsequent Events (Continued)

capital stock of AgroFresh Inc. ("AgroFresh"), an indirect wholly-owned subsidiary of TDCC (the "Transaction").

The Transaction and Consideration

        Pursuant to the Stock Purchase Agreement, TDCC will cause to be sold to the Company, and the Company will purchase, all of the issued and outstanding shares of capital stock of AgroFresh. At the closing of the Transaction (the "Closing"), the Company will pay to TDCC $635,000,000 (the "Cash Consideration") subject to adjustments, if applicable, and will issue to TDCC (i) one newly created share of Series A Preferred Stock and (ii) 17,500,000 shares of the Company's common stock, par value $0.0001 per share (the "Boulevard Common Stock"); provided, that under certain circumstances and subject to limitations, TDCC may receive at Closing less than $635,000,000 in Cash Consideration and more than 17,500,000 shares of the Company's Common Stock as stock consideration provided that the aggregate value of such Cash Consideration and stock consideration shall be unchanged, and (iii) the TDCC Warrants (as defined below) pursuant to the Warrant Purchase Agreement (as defined below), provided, that, in the event that the Company has not issued to TDCC an aggregate of 6,000,000 warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to the Company, at no cost to the Company, the Make-Up Warrant Amount (as defined below) and (b) the Company will issue such number of additional TDCC Warrants equal to the Make-Up Warrant Amount. After the Closing, AgroFresh will be owned by the Company.

        The Cash Consideration will be principally funded from the cash available to the Company from the Trust Account and debt financing of up to $425 million that Bank of Montreal and BMO Capital Markets Corp. have committed to fund at the Closing pursuant to a Debt Commitment Letter, dated April 30, 2015, by and among the Company, Bank of Montreal, and BMO Capital Markets Corp. (the "Debt Commitment Letter").

        In addition to the Cash Consideration to be paid at Closing, TDCC will be entitled to receive (i) in 2018 an additional deferred payment from the Company of $50,000,000, subject to the achievement of a specified average EBITDA level over the two year period from January 1, 2016 to December 31, 2017 and (ii) pursuant to the Tax Receivables Agreement, 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that the Company actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that the Company and TDCC have agreed to make in connection with the proposed Transaction.

Warrant Purchase Agreement

        In connection with, and as a condition to the consummation of, the Transaction, the Company, the Sponsor and TDCC propose to enter into a Warrant Purchase Agreement (the "Warrant Purchase Agreement"). Pursuant to the Warrant Purchase Agreement, beginning on the date of Closing and ending on the date that is nine months after the Closing, the Company shall purchase in the open market warrants issued in connection with the Company's initial public offering, in an aggregate amount of $10 million, at a purchase price per warrant of no more than $1.25. If the Company has not purchased in the aggregate $10 million of warrants before the date that is nine months after the Closing, Sponsor may sell to the Company private placement warrants it holds at $1.00 per private

BOULEVARD ACQUISITION CORP.

NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (Continued)

9. Subsequent Events (Continued)

placement warrant to satisfy the obligation (such private placement warrants, together with all other warrants purchase under the Warrant Purchase Agreement, the "Purchased Warrants").

        Pursuant to the Warrant Purchase Agreement, the Company shall issue to TDCC no later than the date that is nine months after the Closing warrants to purchase Boulevard Common Stock representing 66 2/3% of the Purchased Warrants at no cost to TDCC and on the same terms as the warrants issued in connection with the Company's initial public offering (the "TDCC Warrants").

        In the event that the Company has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the date that is nine months after the Closing, (a) the Sponsor will transfer to the Company, at no cost to the Company, the number of warrants equal to one-half of the difference between (i) 6,000,000 and (ii) the number of TDCC Warrants issued by the Company to TDCC on or prior to such date (such difference between clauses (i) and (ii), the "Make-Up Warrant Amount") and (b) the Company will issue such number of TDCC Warrants equal to the Make-Up Warrant Amount.

Tax Receivables Agreement

        In connection with, and as a condition to the consummation of, the Transaction, TDCC, AgroFresh and the Company propose to enter into a Tax Receivables Agreement (the "Tax Receivables Agreement"). Pursuant to the Tax Receivables Agreement, the Company will pay annually to TDCC 85% of the amount of any tax savings, if any, in U.S. Federal, state and local income tax or franchise tax that the Company actually realizes as a result of the increase in tax basis of the AgroFresh assets resulting from a section 338(h)(10) election that the Company and TDCC have agreed to make in connection with the proposed Transaction.

Conditions to Completion of the Transaction

        The consummation of the transactions contemplated by the Purchase Agreement is subject to a number of conditions set forth in the Purchase Agreement including, among others, receipt of the requisite approval of the stockholders of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Boulevard Acquisition Corp.

        We have audited the accompanying balance sheet of Boulevard Acquisition Corp (the "Company") as of December 31, 2014, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boulevard Acquisition Corp as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 1 to the financial statements, the Company has 21 months (or 24 months under certain circumstances) from the closing of its public offering, which took place on February 19, 2014, to complete a business combination. If the Company does not complete a business combination, it shall cease all operations and redeem the shares of common stock issued during the public offering.

/s/ EisnerAmper LLP

New York, New York
February 26, 2015

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Boulevard Acquisition Corp.

        We have audited the accompanying balance sheet of Boulevard Acquisition Corp. (a corporation in the development stage) (the "Company") as of December 31, 2013 and the related statements of operations, stockholder's equity and cash flows for the period from October 24, 2013 (Inception) to December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boulevard Acquisition Corp. (a corporation in the development stage) as of December 31, 2013, and the results of its operations and its cash flows for the period from October 24, 2013 (Inception) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

New York, New York
March 31, 2014

BOULEVARD ACQUISITION CORP.

BALANCE SHEETS

	December 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash	$733,386	$25,000
Prepaid expenses	81,369	—

Total current assets	814,755	25,000
Noncurrent assets:
Deferred offering costs	—	118,875
Investments held in Trust Account	220,502,961	—

Total assets	$221,317,716	$143,875

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Due to related party	$69,966	$118,875
Franchise tax payable	180,000	—
Accrued expenses	80,822	—

Total current liabilities	330,788	118,875
Other liabilities:
Deferred underwriting compensation	7,717,500	—

Total liabilities	8,048,288	118,875

Common stock subject to possible redemption 20,826,942 shares	208,269,418	—
Stockholders' equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.0001 par value; 400,000,000 shares authorized; 6,735,558 shares and 6,037,500 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively (which excludes 20,826,942 shares subject to possible redemption at December 31, 2014)	674	604
Additional paid-in capital	5,673,291	24,396
Accumulated deficit	(673,955)	—

Total stockholders' equity	5,000,010	25,000

Total liabilities and stockholders' equity	$221,317,716	$143,875

See accompanying notes to financial statements.

BOULEVARD ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2014	For the period from October 24, 2013 (Inception) to December 31, 2013
Revenue	$—	$—
Expenses:
General and administrative expenses	496,916	—
State franchise taxes	180,000	—

Loss from operations	(676,916)	—
Dividend income	2,961	—

Net loss attributable to common shares outstanding	$(673,955)	$—

Weighted average number of common shares outstanding, basic and diluted	6,613,000	6,037,500

Net loss per common share outstanding, basic and diluted	$(0.102)	$—

See accompanying notes to financial statements.

BOULEVARD ACQUISITION CORP.

STATEMENT OF STOCKHOLDERS' EQUITY

For the Period from October 24, 2013 (Inception) to December 31, 2014

	Common Stock
			Additional Paid-in Capital	Accumulated Deficit	Total Stockholder's Equity
	Shares	Amount
Sale of common stock to Sponsor on November 20, 2013 at approximately $.004 per share	6,037,500	$604	$24,396	$—	$25,000
Net income/(loss) attributable to common stockholders				—	—

Balances, at December 31, 2013	6,037,500	604	24,396	—	25,000

Sale of 21,000,000 units on February 19, 2014	21,000,000	2,100	209,997,900		210,000,000
Sale of 5,950,000 warrants to Sponsor on February 19, 2014			5,950,000		5,950,000
Reclassification of shares subject to possible redemption, at redemption value, on February 19, 2014	(19,881,642)	(1,988)	(198,814,432)		(198,816,420)
Sale of 1,050,000 units on March 13, 2014, pursuant to the underwriters' partial exercise of their over-allotment option	1,050,000	105	10,499,895		10,500,000
Sale of 210,000 warrants to Sponsor on March 13, 2014, pursuant to the underwriters' partial exercise of their over-allotment option			210,000		210,000
Forfeiture of Sponsor and independent directors shares on March 13, 2014, due to the underwriters' partial exercise of their over-allotment option	(525,000)	(53)	53		—
Reclassification of shares subject to possible redemption, at redemption value, on March 13, 2014	(1,012,695)	(101)	(10,126,852)		(10,126,953)
Underwriters' discount and offering expenses			(12,741,617)		(12,741,617)
Change in proceeds subject to possible redemption	67,395	7	673,948		673,955
Net income/(loss) attributable to common stockholders				(673,955)	(673,955)

Balances, at December 31, 2014	6,735,558	$674	$5,673,291	$(673,955)	$5,000,010

See accompanying notes to financial statements.

BOULEVARD ACQUISITION CORP.

STATEMENT OF CASH FLOWS

	For the year ended December 31, 2014	For the period from October 24, 2013 (Inception) to December 31, 2013
Cash flows from operating activities
Net loss	$(673,955)	$—
Adjustments to reconcile net loss to net cash used in operating activities:
Increase (decrease) in cash attributable to changes in assets and liabilities
Prepaid expense	(81,369)	—
Due to related party	69,966	—
Franchise tax payable	180,000	—
Accrued expenses	80,822	—

Net cash used in operating activities	(424,536)	—

Net cash used in investing activities
Cash and investments held in Trust Account	(220,502,961)	—

Cash flows from financing activities
Proceeds from issuance of common stock to initial stockholder	—	25,000
Payment of offering costs	(5,024,117)	—
Proceeds from the sale of warrants to Sponsor	6,160,000	—
Proceeds from Public Offering	210,000,000	—
Proceeds from the underwriter's partial exercise of their over-allotment option	10,500,000	—

Net cash provided by financing activities	221,635,883	25,000

Net increase in cash	708,386	25,000

Cash, beginning of period	25,000	—

Cash, end of period	$733,386	$25,000

Supplemental schedule of non-cash financing activities
Deferred offering costs included in due to related party	$—	$118,875
Deferred underwriting fees	$7,717,500	$—

See accompanying notes to financial statements.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations

Incorporation

        Boulevard Acquisition Corp. (the "Company") was incorporated in Delaware on October 24, 2013.

Sponsor

        The Company's sponsor is Boulevard Acquisition Sponsor, LLC, a Delaware limited liability company (the "Sponsor").

Fiscal Year End

        The Company selected December 31st as its fiscal year end.

Business Purpose

        The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet identified (the "Initial Business Combination"). The Company has neither engaged in any significant operations nor generated revenue to date. The Company's management has broad discretion with respect to the Initial Business Combination. However, there is no assurance that the Company will be able to successfully affect a business combination.

Financing

        The registration statement for the Company's initial public offering (the "Public Offering") (as described in Note 3) was declared effective by the United States Securities and Exchange Commission ("SEC") on February 12, 2014.

        On February 19, 2014, the Company consummated the Public Offering and a simultaneous private placement of warrants (Note 4) generating aggregate gross proceeds of approximately $216 million. On March 13, 2014, the underwriters for the Public Offering purchased additional units pursuant to the partial exercise of their over-allotment option and the Sponsor purchased additional private placement warrants generating aggregate additional gross proceeds of approximately $10.7 million. As of December 31, 2014, approximately $220.5 million is held in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the "Trust Account").

Business Combination

        The Company, after signing a definitive agreement for the Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes, less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Business Operations (Continued)

tender offer, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes, less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem the shares of common stock included in the units sold in the Public Offering (the "Public Shares") in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of the Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

        If the Company holds a stockholder vote in connection with the Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes, less franchise and income taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity, in accordance with FASB, ASC 480, "Distinguishing Liabilities from Equity."

        The Company will only have 21 months from the closing of the Public Offering to complete its Initial Business Combination (or 24 months, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within such 21-month period). If the Company does not complete its Initial Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per-share pro rata portion of the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company for its working capital requirements or to pay the Company's franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), less franchise and income taxes payable, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company's officers, directors or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company's redemption or liquidation in the event the Company does not complete the Initial Business Combination within the required time period.

        In the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Business Operations (Continued)

Emerging Growth Company

        Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act") permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. Significant Accounting Policies

Basis of Presentation

        The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the SEC.

Net Income/(Loss) Per Common Share

        Net income/(loss) per common share is computed by dividing net income/(loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus to the extent dilutive the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. Since the Company is reflecting a loss for the year ended December 31, 2014, the effect of dilutive securities, which consists of 17,185,000 warrants at December 31, 2014, would be anti-dilutive; hence, diluted income/(loss) per common share is the same as basic income/(loss) per common share for the year ended December 31, 2014.

Concentration of Credit Risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under FASB ASC 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the accompanying balance sheets.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

        The Company complies with the requirements of the FASB ASC 340-10-S99-1. At December 31, 2013, deferred offering costs consist principally of legal and accounting fees incurred through the balance sheet date that are related to the Public Offering and that have been charged to capital upon the receipt of the capital raised.

Redeemable Common Stock

        As discussed in Note 1, all of the Public Shares contain a redemption feature which allows for the redemption of shares of common stock in connection with the liquidation of the Company, a tender offer or stockholder approval of the Initial Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders' equity) to be less than $5,000,001.

        The Company will recognize changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against retained earnings or additional paid-in capital.

Income Taxes

        The Company complies with the accounting and reporting requirements of FASB ASC 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. At December 31, 2014, the Company had approximately $230,000 deferred tax assets, of which $61,000 is related to net loss carry forwards, which expires on 2034, and $169,000 related to start-up costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

        The Company files income tax returns in the U.S. Federal jurisdiction. As a result of the Company's net operating loss carry forwards, all years are subject to adjustment by taxing authorities.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

        The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Stock Dividends

        On February 11, 2014 and February 12, 2014, in connection with the two increases in the size of the Public Offering, the Company effected stock dividends of approximately 0.167 shares and 0.2 shares, respectively, for each outstanding share of common stock, resulting in the Company's initial stockholders holding an aggregate of 6,037,500 shares of the Company's common stock. All transactions and disclosures in the financial statements, related to the Company's common stock, have been adjusted to reflect the effect of the stock dividends.

Recent Accounting Pronouncements

        In June 2014, the FASB issued ASU 2014-10 which eliminated the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. This ASU is effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early application is permitted for any annual reporting period or interim period for which the entity's financial statements have not yet been issued. Upon adoption, entities will no longer present or disclose any information required by Topic 915. The Company early adopted the new standard beginning July 1, 2014.

Restricted Cash Equivalents Held in the Trust Account

        The amounts held in the Trust Account represent substantially all of the proceeds from the Public Offering (including proceeds from the exercise by the underwriters of their over-allotment option) and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of an initial Business Combination. The funds held in the Trust Account are primarily invested in money market accounts which invest in United States Treasury securities.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Public Offering

Public Units

        On February 19, 2014, the Company sold 21,000,000 units at a price of $10.00 per unit (the "Units") in the Public Offering. Each Unit consists of one share of the Company's common stock, $0.0001 par value per share, and one-half of one warrant ("Warrant"). Each whole Warrant entitles the holder thereof to purchase one share of the Company's common stock at a price of $11.50 per share.

        Under the terms of the warrant agreement, dated February 12, 2014, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act of 1933, as amended (the "Securities Act"), following the completion of the Initial Business Combination. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete the Initial Business Combination on or prior to the 21-month or 24-month period, as applicable, allotted to complete a business combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the Units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

        On March 13, 2014, the underwriters for the Public Offering purchased an additional 1,050,000 Units (the "Additional Units") pursuant to their partial exercise of their over-allotment option. Each Additional Unit consists of one share of the Company's common stock and one-half of one Warrant entitling the holder to purchase one share of the Company's common stock at a price of $11.50. The Additional Units were sold at an offering price of $10.00 per Additional Unit, generating gross proceeds to the Company of $10,500,000. Simultaneously with the consummation of the sale of the Additional Units, the Company consummated the private sale of an additional 210,000 Warrants (the "Additional Private Placement Warrants"), each exercisable to purchase one share of common stock for a price of $11.50 per share, to the Sponsor, at a price of $1.00 per Additional Private Placement Warrant, generating gross proceeds of $210,000.

        On March 13, 2014, the Sponsor and the Company's independent directors forfeited 525,000 Founder Shares in connection with the purchase by the underwriters of 1,050,000 Additional Units pursuant to the partial exercise of their over-allotment option. The Founder Shares and Private Placement Warrants will be worthless if the Company does not complete a business combination. In addition, 1,378,125 founder earnout shares will be subject to forfeiture by the initial stockholders (or their permitted transferees) on the fifth anniversary of the Initial Business Combination unless at any time after the Initial Business Combination and prior to the fifth anniversary of the Initial Business Combination the last sale price of the common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or the company completes a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for consideration in cash, securities or other property which equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

        In connection with the Public Offering and the underwriters' partial exercise of their over-allotment option, the Company paid an underwriting discount of 2% of the Unit offering price ($4,410,000 in aggregate). The Company will pay a deferred underwriting discount of 3.5% of the gross offering proceeds ($7,717,500 in aggregate) payable upon the completion of the Company's Initial

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Public Offering (Continued)

Business Combination. The deferred underwriting discount will become payable to the underwriters from the amounts held in the trust account solely in the event the Company completes the Initial Business Combination.

Warrant Terms and Conditions

        Each whole Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will round the number of shares of common stock to be issued to the warrant holder down to the nearest whole number. Each Warrant will become exercisable on the later of 30 days after the completion of the Company's Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete a Business Combination on or prior to the expiration of the 21-month or 24-month period, as applicable, allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants during the exercise period, there will be no net cash settlement of the Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

        In accordance with the warrant agreement, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement covering the shares of common stock issuable upon exercise of the Warrants. The Company will not be obligated to deliver any shares of common stock pursuant to the exercise of a Warrant and will have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying the obligations described below with respect to registration. No Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, unless an exemption is available.

        Because the Company is not required to net cash settle the Warrants, the Warrants were recorded and classified within stockholders' equity as "Additional paid-in capital" upon their issuance in accordance with FASB ASC 815-40.

4. Related Party Transactions

Founder Shares

        In November 2013, the Sponsor purchased 6,037,500 shares (retroactively adjusted to reflect the effect of stock dividends—see Note 2) of the Company's common stock (the "Founder Shares") for $25,000, or approximately $.004 per share (retroactively adjusted to reflect the effect of stock dividends—see Note 2). In January 2014, the Sponsor assigned an aggregate of 60,375 Founder Shares (retroactively adjusted to reflect the effect of stock dividends—see Note 2) to the independent director nominees at their original purchase price.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Related Party Transactions (Continued)

        The Founder Shares are identical to the common stock included in the Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

        25% of the Founder Shares, representing 5% of the Company's issued and outstanding shares after the Public Offering (including any exercise of the underwriters' over-allotment option) are subject to forfeiture by the Sponsor under certain conditions described in the final prospectus.

        The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions discussed in the final prospectus, the Founder Shares may not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of the Initial Business Combination or earlier if, subsequent to the Initial Business Combination, (i) the last sale price of the Company's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

        Rights—The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial stockholders have agreed to waive their redemption rights in connection with the Initial Business Combination with respect to the Founder Shares and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete the Initial Business Combination within 21 months (or 24 months, as applicable) from the closing of the Public Offering.

        Voting—If the Company seeks stockholder approval of the Initial Business Combination, the initial stockholders have agreed to vote their Founder Shares and any shares of common stock purchased during or after the Public Offering in favor of the Initial Business Combination.

        Redemption—Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete the Initial Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any of the Company's common stock they may own.

Private Placement Warrants

        On February 19, 2014, the Sponsor purchased from the Company an aggregate of 5,950,000 Warrants at a price of $1.00 per Warrant (a purchase price of $5.95 million), in a private placement that occurred simultaneously with the completion of the Public Offering (the "Private Placement Warrants"). On March 13, 2014, the Sponsor purchased from the Company an additional 210,000 Private Placement Warrants at a price of $1.00 per Warrant (a purchase price of $210,000) in a private placement that occurred simultaneously with the underwriters' partial exercise of their over-allotment option. Each Private Placement Warrant entitles the holder to purchase one share of the Company's common stock at $11.50 per share. The purchase price of the Private Placement Warrants was added to the proceeds from the offering to be held in the trust account pending completion of the Initial Business Combination.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Related Party Transactions (Continued)

        The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Initial Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units sold in the offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Public Offering and have no net cash settlement provisions.

        If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor will expire worthless.

Registration Rights

        The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of certain securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities for sale under the Securities Act. In addition, these stockholders have "piggy-back" registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Administrative Services Agreement

        Commencing on February 13, 2014, the date the Company's securities were initially listed for trading on the NASDAQ Capital Market, the Company has agreed to pay $10,000 per month to Avenue Capital Management II, L.P, an affiliate of the Sponsor, for office space, utilities, secretarial support and administrative services. Upon consummation of the Company's Initial Business Combination or its liquidation, the Company will cease paying these monthly fees. For the year ended December 31, 2014, the Company recognized $105,714 of expense pursuant to the administrative services agreement.

Due to Related Party

        At December 31, 2013, due to related party represents amounts payable to an affiliate for certain offering expenses paid on behalf of the Company. At December 31, 2014, due to related party represents amounts payable to an affiliate for certain expenses paid on behalf of the Company.

5. Investments Held in Trust Account

        Upon the closing of the Public Offering, the simultaneous private placement of the Sponsor warrants and the underwriters' partial exercise of their over-allotment option, a total of $220,500,000 was placed in the Trust Account. As of December 31, 2014, investment securities in the Company's Trust Account consisted of $220,502,961 in shares in money market accounts invested in United States Treasury securities with a maturity of 180 days or less.

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Fair Value Measurements

        The Company has adopted FASB ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The adoption of FASB ASC 820 did not have an impact on the Company's financial position or results of operations.

        The following tables present information about the Company's assets that are measured at fair value on a recurring basis as of December 31, 2014 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset, and includes situations where there is little, if any, market activity for the asset:

Description	December 31, 2014	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
United States Treasury Securities	$220,502,961	$220,502,961	$—	$—

7. Equity

        Common Stock—The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company's common stock are entitled to one vote for each share of common stock. At December 31, 2014, there were 27,562,500 shares of common stock outstanding, including 20,826,942 shares subject to possible redemption.

        Preferred Stock—The authorized preferred stock of the Company includes up to 1,000,000 shares. At December 31, 2014, there were no shares of preferred stock issued and outstanding.

8. Quarterly Financial Results (unaudited)

        The following table sets forth certain unaudited quarterly results of operations of the Company for the year ended December 31, 2014. In the opinion of management, this information has been prepared on the same basis as the audited financial statements and all necessary adjustments, consisting only of normally recurring adjustments, have been included in the amounts stated below to present fairly the

BOULEVARD ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Quarterly Financial Results (unaudited) (Continued)

quarterly information when read in conjunction with the audited financial statements and related notes. The quarterly operating results are not necessarily indicative of future results of operations.

	For the Quarter Ended
	March 31, 2014 (Unaudited)	June 30, 2014 (Unaudited)	September 30, 2014 (Unaudited)	December 31, 2014 (Unaudited)
Revenue	$—	$—	$—	$—

Gross profit	—	—	—	—

Net loss attributable to common shares outstanding	(38,980)	(193,836)	(137,637)	(303,502)

Net loss per common share outstanding, basic and diluted	$(0.006)	$(0.029)	$(0.021)	$(0.045)

Annex A

STOCK PURCHASE AGREEMENT

BY AND BETWEEN

THE DOW CHEMICAL COMPANY

AND

BOULEVARD ACQUISITION CORP.

Dated as of April 30, 2015

SALE OF

THE AGROFRESH BUSINESS

i

		Page
11.20	Trust Account	81
11.21	Counterparts	81

EXHIBITS
Exhibit A	Form of Bailment Agreement
Exhibit B	Form of India Transition Services Agreement
Exhibit C	Form of Investor Rights Agreement
Exhibit D	Form of Occupancy Agreement
Exhibit E	Form of Tax Receivables Agreement
Exhibit F	Form of Transition Services Agreement
Exhibit G	Form of Seconding Agreement
Exhibit H	Form of Sublease Agreement
Exhibit I	Form of Second Amended and Restated Certificate of Incorporation
Exhibit J	Form of Amended and Restated Bylaws
Exhibit K	Restructuring Transactions
Exhibit L	Form of Series A Certificate of Designation
Exhibit M	Form of Warrant Purchase Agreement

STOCK PURCHASE AGREEMENT

        This STOCK PURCHASE AGREEMENT is made as of April 30, 2015, by and between The Dow Chemical Company, a corporation organized under the laws of Delaware ("TDCC"), and Boulevard Acquisition Corp., a corporation organized under the laws of Delaware ("Purchaser"). Certain capitalized terms used herein are defined in Article I.

W I T N E S S E T H:

        WHEREAS, Rohm and Haas Company, a corporation organized under the laws of Delaware and a wholly owned subsidiary of TDCC ("RandH"), owns beneficially and of record all of the issued and outstanding Equity Interests (as defined below) of AgroFresh Inc. (the "AF Interests"), a corporation organized under the laws of Illinois ("AgroFresh");

        WHEREAS, AgroFresh owns or will own, directly or indirectly, beneficially and of record all of the issued and outstanding Equity Interests of the AgroFresh Entities (as defined below) (other than AgroFresh);

        WHEREAS, prior to the Restructuring Transactions (as defined below), AgroFresh, together with TDCC and certain of its Affiliates (as defined below), are engaged in the Business (as defined below) and, upon consummation of the Restructuring Transactions, the AgroFresh Entities will be engaged in the Business;

        WHEREAS, the Sponsor (as defined below), Purchaser and TDCC have entered into a Standby Agreement (the "Standby Agreement"), dated as the date hereof, pursuant to which, among other things, the subscribers named therein have agreed to subscribe for and purchase from Purchaser shares of Purchaser Common Stock (as defined below), on terms and subject to the conditions set forth therein;

        WHEREAS, an Affiliate of Sponsor has entered into a letter agreement with Purchaser and TDCC whereby such Affiliate of Sponsor has agreed to directly pay the Transaction Expenses (as defined below) of Purchaser in excess of the Permitted Transaction Expenses (as defined below);

        WHEREAS, Purchaser or its designated Affiliates desire to purchase from RandH, and TDCC desires to cause RandH to sell to Purchaser or its designated Affiliates, all of the AF Interests, upon the terms and subject to the conditions contained herein; and

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, TDCC and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

        1.1    Definitions.     The following terms shall have the following meanings for purposes of this Agreement:

        "2014 Financial Information" means the audited combined statements of income and comprehensive income of the Business for the fiscal year ended December 31, 2014.

        "2016 Measurement Year" means the one year period commencing on January 1, 2016, and ending on December 31, 2016.

        "2017 Measurement Year" means the one year period commencing on January 1, 2017, and ending on December 31, 2017.

        "Accounting Firm" has the meaning set forth in Section 2.4(c).

        "Additional Purchaser SEC Reports" has the meaning set forth in Section 4.5(a).

        "AF Interests" has the meaning set forth in the recitals to this Agreement.

        "Affected French Business Employees" has the meaning set forth in Section 6.3(a).

        "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person; provided, however, that (a) the term "Affiliate" when used with respect to any Seller shall not include the AgroFresh Entities and (b) the term "Affiliate" when used with respect to Purchaser shall not include any Seller or any Affiliate of any Seller. The term "control" as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of such corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise. Notwithstanding anything to the contrary contained herein, for purposes of this Agreement, the AgroFresh Entities shall be deemed to be Affiliates of Purchaser with respect to the period from and after the Closing.

        "Agreement" means this Stock Purchase Agreement, including all Exhibits and Schedules hereto.

        "AgroFresh" has the meaning set forth in the recitals to this Agreement.

        "AgroFresh Business Combination" means the acquisition by Purchaser of the AF Interests upon the terms and subject to the conditions set forth herein.

        "AgroFresh Entities" means (a) AgroFresh (b) the Subsidiaries of AgroFresh as of the date hereof and (c) the Subsidiaries of AgroFresh described on Schedule 1.1A that will be formed by AgroFresh or its Affiliates pursuant to the Restructuring Transactions, as such Schedule may be amended by TDCC prior to the Closing Date by written notice to Purchaser.

        "AgroFresh Entity Securities" has the meaning set forth in Section 3.1(d).

        "AgroFresh Products and Services" means all applications, products and services sold or provided, or in development or planned for development, by the AgroFresh Entities or Asset Transferors as of the date of this Agreement.

        "Alternative Financing" has the meaning set forth in Section 5.21(a).

        "Antitrust Division" means the Antitrust Division of the United States Department of Justice.

        "Asset Transferors" means those entities set forth on Schedule 1.1B, as such Schedule may be amended by TDCC (provided that any Persons included in such amended Schedule are Subsidiaries of TDCC) prior to the Closing Date by written notice to Purchaser.

        "Available Cash" means, as of the date of determination, (a) all proceeds of the Debt Financing (net of any original issue discount) and amounts in the Trust Account, plus (b) all other Cash and Cash Equivalents of Purchaser (including the proceeds of any issuance of Equity Interests after the date hereof).

        "Bailment Agreement" means the bailment agreement substantially in the form attached hereto as Exhibit A.

        "Business" means the global business relating to (a) pre- and post-harvest applications of 1-methylcyclopropene to inhibit ethylene action in fruit, horticultural, ornamental, and agronomic crops and their products, including commercial activities associated with trademarks AgroFresh, FreshStart, SmartFresh, SmartTabs, Harvista, Invinsa, LandSpring, RipeLock, and EthylBloc; (b) advisory services in connection with post-harvest technology and the use of advanced control technology and equipment for diagnostics and storage room monitoring of fresh produce, including commercial activities associated with the trademark AdvanStore; and (c) research and development of one or more broad spectrum volatile antimicrobials to minimize post-harvest decay in agricultural crops, in each case as conducted by AgroFresh, both directly and through TDCC and its Affiliates, as of the date hereof.

2

        "Business Assets" means the assets, properties and rights of AgroFresh and the assets, properties and rights that are to be transferred to AgroFresh or its Subsidiaries pursuant to the Restructuring Transactions.

        "Business Combination" has the meaning given to such term in the Purchaser Charter as of the date hereof.

        "Business Combination Proposal" means any offer, inquiry, proposal or indication of interest, written or oral (whether binding or non-binding and other than an offer, inquiry, proposal or indication of interest with respect to the AgroFresh Business Combination), relating to a Business Combination.

        "Business Combined Income" means, for any given Measurement Year, the combined income before income taxes of the AgroFresh Entities as calculated for purposes of the audited GAAP financial statements of Purchaser for such Measurement Year, determined in accordance and adjusted (to the extent necessary) to comply with the Earnout Accounting Principles.

        "Business Contracts" means all Contracts that are either (i) exclusively related to the Business, including those that are set forth on Schedule 1.1C(i); or (ii) set forth on Schedule 1.1C(ii), in the case of each of the foregoing clauses (i) and (ii), to the extent relating to the period subsequent to the Closing.

        "Business Day" means any day of the year other than (a) any Saturday or Sunday or (b) any other day on which banks located in New York, New York are authorized or required to be closed for business.

        "Business EBITDA" means, for any given Measurement Year, the Business Combined Income, adjusted as set forth below. For purposes of this Agreement, without duplication of any of the principles and methodologies contained in the Earnout Accounting Principles and without limiting Purchaser's obligations hereunder or Seller's remedies hereunder, the following items shall apply to the calculation of Business EBITDA for any given Measurement Year:

          (a)   there shall be an increase for depreciation and amortization and net interest expense;

          (b)   there shall be no decrease for any (i) Transaction Expenses of Purchaser, any of its Affiliates or the AgroFresh Entities or (ii) Transfer Taxes;

          (c)   there shall be no increase or decrease for extraordinary losses or unusual or nonrecurring items that are not in the ordinary course of business, including restructuring charges, gains and losses on asset sales, asset impairments (including intangible assets and goodwill), or asset write-offs;

          (d)   there shall be no decrease for expenses related to merger and acquisition activities (including any consummated or proposed acquisition of stock or assets, or merger, consolidation or joint venture), the integration thereof, or business development opportunities outside the activities of the Business conducted during the fiscal year ended December 31, 2014;

          (e)   there shall be no decrease for any acquisition-related expenses, including expenses related to the integration of the AgroFresh Entities after the Closing such as relocation, restructuring, employee retention incentives, or exit costs;

          (f)    there shall be no increase or decrease for fair value step-up adjustments from purchase accounting, including with respect to inventory;

          (g)   there shall be no increase or decrease for charges or gains from early extinguishment or refinancing of indebtedness;

          (h)   without limiting the requirement to apply the Earnout Accounting Principles, there shall be no increase or decrease as a result of any changes in accounting practices, principles, standards

3

  or methodologies or a change in GAAP or any GAAP election or treatment not made or utilized by AgroFresh, TDCC or its Affiliates in preparation of the 2014 Financial Information;

          (i)    there shall be no decrease for any amount paid in connection with any indebtedness, including the indebtedness incurred pursuant to the Debt Financing (including any refinancing thereof), including any principal, interest, prepayment premiums, penalties, breakage costs, "make whole amounts", fees, costs or expenses;

          (j)    there shall be no increase or decrease from a change in reserves, including reserves for inventory obsolescence, bad debts or product claims;

          (k)   there shall be no decrease for expenses associated with the voluntary or involuntary separation from employment and/or transfer of any Transferred Employee or other expenses arising out of a consolidation of services or facilities or other rationalization or restructuring of the AgroFresh Entities subsequent to the Closing (including any required payments to any Transferred Employee pursuant to the terms of this Agreement or any agreement with, or obligation (including pursuant to applicable Law or order of any Governmental Authority) to, such Transferred Employee);

          (l)    there shall be no decrease for any employment expenses associated with any Seconded Employee with respect to the period during which such employee is a Seconded Employee to the extent that the aggregate amount of such employment expenses exceeds the aggregate amount of such expenses associated with such employee that would have been paid by the AgroFresh Entities with respect to such period had such employee become a Transferred Employee as of the Closing Date;

          (m)  there shall be no decrease for any expenses associated with any bonus compensation plan, stock compensation plan or other incentive plan of Purchaser or any of its Affiliates to the extent the aggregate amount of such expenses exceeds 25% of the total salaries and wages compensation paid by Purchaser in such Measurement Year;

          (n)   there shall be no decrease for capital expenditures or any expenses associated therewith;

          (o)   there shall be no increase or decrease for any Losses or expenses recorded during any Measurement Year that are recoverable from insurance carriers or third parties or for any such amounts actually recovered from such insurance carriers or third parties;

          (p)   there shall be no decrease for any expenses or amortization arising out of the accrual or payment of the Deferred Payment hereunder;

          (q)   there shall be no decrease for any expenses incurred in determining the Business EBITDA or in respect of any dispute associated with the determination of Business EBITDA or the Deferred Payment hereunder;

          (r)   there shall be no decrease for any director fees and other amounts paid by Purchaser or any of its Affiliates (including any AgroFresh Entity) to members of its governing bodies with respect to meetings of such governing bodies, committees thereof and other meetings directly related to the business of such governing body;

          (s)   there shall be no decrease for any amount paid by Purchaser pursuant to the Tax Receivables Agreement;

          (t)    there shall be no decrease for any fees or expenses, or allocations thereof, in respect of capital requirements (including equity offerings);

          (u)   there shall be no decrease for any research and development expenses relating to the Integrated Decay Control or Invinsa (including Landspring) projects;

4

          (v)   there shall be no decrease for any fees charged by Purchaser or any Affiliate of Purchaser to any AgroFresh Entity or other Affiliate of Purchaser engaged in the Business, and there shall be no decrease for any allocation (including of overhead) to any AgroFresh Entity from any parent entity;

          (w)  there shall be no increase or decrease for the impact of foreign exchange remeasurement or translation or foreign exchange gains or losses from hedging or similar derivative instruments;

          (x)   sales, expenses and transactions originally denominated in EURO or Australian Dollars that are included in Business EBITDA shall be translated into US Dollars at a rate of (i) 1.30 Euro per US Dollar and (ii) 0.907 Australian Dollars per US Dollar; and

          (y)   if Purchaser or any of its Affiliates sells, exchanges or otherwise disposes of any portion of its or their assets or liabilities related to or used in the operation of the Business outside of the ordinary course of business, Business EBITDA shall be increased by an amount equal to the greater of (i) the amount of Business EBITDA that would have been attributable to such assets for the fiscal year ended December 31, 2014 and (ii) the amount of Business EBITDA that was attributable to such assets for the 12 month period ending on to the date of such sale, exchange or disposal, in each case calculated as provided herein.

For the avoidance of doubt: (1) there shall be no increase or decrease to income before income taxes related to any income or loss attributable to noncontrolling interests or preferred dividends; and (2) Business EBITDA shall include all revenue associated with data registration rights and data sharing in the Measurement Year for which such revenue is recognized in accordance with GAAP.

        "Business EBITDA Statement" means the Business EBITDA Statement, as subsequently agreed (or deemed agreed) or determined as set forth in Section 2.5(d)(iii).

        "Business Information" has the meaning set forth in Section 11.17.

        "Business Intellectual Property" means, collectively, the Business Know-How, the Business Patents and the Business Trademarks.

        "Business Know-How" means the Know-How owned by AgroFresh.

        "Business Material Adverse Effect" means an effect on the operations or financial condition of the Business taken as a whole that, when viewed on both a long-term and a short-term basis, is material and adverse, excluding any effect directly or indirectly resulting, either alone or in combination, from (a) circumstances, events, effects or changes generally affecting the industries or segments thereof in which the Business operates (including changes to commodity prices, general market prices and regulatory changes affecting such industries or segments generally), (b) general business, economic or political conditions (or changes therein), (c) events, circumstances, changes or effects affecting the financial, credit or securities markets in the United States or in any other country or region in the world, including changes in interest rates or foreign exchange rate; (d) any outbreak or escalation of hostilities or declared or undeclared acts of war, sabotage, terrorist attack or any other act of terrorism, (e) earthquakes, hurricanes, tornadoes, floods or other natural disasters, weather conditions or other force majeure events in any country or region of the world, (f) any failure by the Business to meet budgets, plans, projections or forecasts (whether internal or otherwise) for any period (it being understood that the underlying cause of the failure to meet such budgets, plans, projections or forecasts may be taken into account in determining whether a Business Material Adverse Effect has occurred to the extent not otherwise excluded by this definition), (g) changes (or proposed changes) in Law or interpretation thereof or GAAP or other accounting principles or interpretation thereof, (h) circumstances, events, effects or changes attributable to the announcement of the execution of this Agreement or any Related Agreement or the announcement of the transactions contemplated hereby or thereby, the consummation of the transactions contemplated hereby or thereby or the taking of or

5

omission to take any action, which action or omission is required, permitted or contemplated by, this Agreement or any Related Agreement (including any Divestiture Action), or consented to or requested by Purchaser, including (1) any actions of competitors; (2) any actions taken by or losses of employees, customers, distributors, suppliers, financing sources, landlords, licensors, licensees, sub-licensees or co-promotion or joint venture partners or any similar Persons, including as a result of the identity of Purchaser; (3) any delays or cancellations of orders for products or services; (4) any actions taken in connection with obtaining regulatory Consents; or (5) any Proceeding resulting therefrom or with respect thereto; (i) strikes, slowdowns or work stoppages; (j) any reduction in the price of services or products offered by the Business in response to the reduction in price of comparable services or products offered by a competitor (k) any matter or condition described in the Schedules and Exhibits to this Agreement or (l) any announcement made or action taken by Purchaser or its Affiliates.

        "Business Patents" means (a) the Transferred Patents and (b) the patents and pending patent applications owned by AgroFresh.

        "Business Records" means all customer lists, supplier lists, product price lists and sales records, product specifications, advertising materials, engineering data, maintenance schedules and operating and production records, in each case that are owned by TDCC or its Affiliates and used or held for use exclusively in, or having arisen exclusively from the conduct of, the Business.

        "Business Trademarks" means (a) the Transferred Trademarks and (b) the trade names, trademarks, service names and service marks (and applications for registration of the same) owned by AgroFresh.

        "Calculated EBITDA" means an amount equal to (a) (1) the Business EBITDA for the 2016 Measurement Year plus (2) the Business EBITDA for the 2017 Measurement Year, divided by (b) two (2).

        "Cash and Cash Equivalents" means cash and cash equivalents, including checks, money orders, marketable securities, short-term instruments, negotiable instruments, funds in time and demand deposits or similar accounts on hand, in lock boxes, in financial institutions or elsewhere, including all cash residing in any collateral cash account securing any obligation or contingent obligation, together with all accrued but unpaid interest thereon, and all bank, brokerage or other similar accounts.

        "Cash Consideration" has the meaning set forth in Section 2.3(a).

        "Certifications" has the meaning set forth in Section 4.5(a).

        "Change of Control" means (a) the acquisition by any Person or Persons of direct or indirect beneficial ownership of securities representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of Purchaser or AgroFresh; (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in the securities of Purchaser or AgroFresh outstanding immediately prior thereto failing to continue to represent at least fifty percent (50%) of the combined voting power of the outstanding securities of Purchaser or AgroFresh or the surviving Person outstanding immediately after such combination or (c) the sale, lease, exchange, transfer or other disposition of assets or businesses that constitute or represent fifty percent (50%) or more of the consolidated revenue, consolidated operating income or consolidated assets of the AgroFresh Entities (determined in accordance with GAAP) in any transaction or series of related transactions.

        "Charter Amendment" means the amendment of the Purchaser Charter in accordance with Section 8.4.

        "CIM" means the Confidential Information Memorandum, dated March, 2015, provided to Purchaser in connection with the transactions contemplated by this Agreement.

        "Claim Notice" has the meaning set forth in Section 10.5.

6

        "Claims Deductible" has the meaning set forth in Section 10.4(a).

        "Closing" means the consummation of the transactions contemplated herein in accordance with Article VIII.

        "Closing Date" means the date on which the Closing occurs.

        "Closing Working Capital" means the aggregate value of: (a) the Current Assets minus (b) the Current Liabilities, in each case determined as of the Closing Date in accordance with the Working Capital Accounting Principles.

        "Closing Working Capital Statement" has the meaning set forth in Section 2.4(d).

        "Code" means the United States Internal Revenue Code of 1986, as amended.

        "Committed Lender" means each of the financial institutions party to a Debt Commitment Letter (including by joinder).

        "Competition Law" means any applicable Law of a U.S. or foreign jurisdiction that relates to the regulation of monopolies, competition or similar matters.

        "Conduct of Business Exceptions" has the meaning set forth in Section 5.2(a).

        "Confidential Information" has the meaning set forth in Section 5.9(b).

        "Confidentiality Agreement" means the Confidentiality Agreement dated as of March 7, 2015, by and between Purchaser and TDCC.

        "Consent" means a consent, authorization or approval of a Person, or a filing or registration with a Person.

        "Consolidated Taxes" shall mean all federal, state, provincial, local or foreign Taxes that are paid on an affiliated, consolidated, combined, unitary or similar basis with respect to Tax Returns that include one or more AgroFresh Entities, on the one hand, and TDCC or any of its Affiliates (other than any of the AgroFresh Entities), on the other hand.

        "Contract" means a contract, lease, sales order, purchase order, agreement, indenture, mortgage, note, bond, warrant or other similar instrument.

        "Conversion Rate" has the meaning set forth in Section 11.3.

        "Current Assets" means (a) Cash and Cash Equivalents of all AgroFresh Entities, (b) Inventory of AgroFresh Entities or of TDCC and the Asset Transferors, (c) current accounts receivable and current notes receivable and other rights to payment from customers and other Persons, in each case of an AgroFresh Entity or of TDCC and the Asset Transferors arising exclusively out of, or exclusively relating to, the Business, and (d) current deferred charges, prepaid expenses and other current assets, in each case of AgroFresh, and in each case of clauses (a) through (d), excluding all assets relating to Taxes other than value added and similar Taxes associated with items included in clauses (c) and (d). The parties understand and agree that any Cash and Cash Equivalents contributed by TDCC to the AgroFresh Entities pursuant to Schedule 2.3 (up to the Minimum Cash Amount (as defined therein)) shall not constitute "Current Assets" for purposes hereof.

        "Current Liabilities" means (a) trade accounts payable, notes payable and other accounts payable of the AgroFresh Entities or of TDCC and the Asset Transferors arising exclusively out of, or exclusively relating to, the Business; (b) accrued liabilities of AgroFresh and (c) Customer Rebates, in each case of clause (a) or clause (b), of an AgroFresh Entity or of TDCC or any Asset Transferor exclusively relating to the Business and in each such case excluding (i) all Liabilities relating to Taxes other than value added and similar Taxes associated with items included in clause (a) or clause (b); and (ii) intercompany balances between Asset Transferor on the one hand and AgroFresh, TDCC or any other Affiliate of TDCC on the other hand.

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        "Customer Rebates" means all Liabilities in respect of rebates accrued or payable to customers, in each case of (a) the AgroFresh Entities or (b) of TDCC or an Asset Transferor arising exclusively out of, or exclusively relating to the Business.

        "D&O Indemnifiable Claim" has the meaning set forth in Section 5.15(a).

        "D&O Indemnitees" has the meaning set forth in Section 5.15(a).

        "D&O Releasor" has the meaning set forth in Section 5.15(c).

        "Debt Commitment Letter" has the meaning set forth in Section 4.20(a).

        "Debt Financing" has the meaning set forth in Section 4.20(a).

        "Debt Financing Agreements" has the meaning set forth in Section 5.21(a).

        "Debt Financing Conditions" has the meaning set forth in Section 4.20(b).

        "Deferred Payment" shall have the meaning set forth in Section 2.5(a).

        "Deferred Payment Amount" means fifty million Dollars ($50,000,000).

        "Deferred Payment Period" means the period beginning on January 1, 2016 and ending on December 31, 2017.

        "Deficiency" has the meaning set forth in Section 5.11(c).

        "Deficit Amount" has the meaning set forth in Schedule 2.3.

        "DGCL" means the General Corporate Law of the State of Delaware, as amended.

        "Disputed Business EBITDA Statement" shall have the meaning set forth in Section 2.5(d)(ii).

        "Divestiture Action" has the meaning set forth in Section 5.3(c).

        "Dollars" or numbers preceded by the symbol "$" mean amounts in United States Dollars.

        "Dow Name" means (a) any trademark, service mark, trade name, service name, brand name, slogan, logo, Internet domain name, corporate name and other identifier of source or goodwill that includes the word "Dow", including the Dow Diamond logo (e.g., ), (b) any and all other derivatives of the word "Dow" and (c) any names or derivatives of the operating subsidiaries or Affiliates of TDCC, including Union Carbide Corporation and RandH.

        "Earnout Accounting Principles" means GAAP as applied by TDCC in the 2014 Financial Information.

        "EBITDA Review Period" has the meaning set forth in Section 2.5(d)(ii).

        "EDGAR" means the SEC's Electronic Data-Gathering, Analysis and Retrieval system.

        "Employee" means all US Employees and Remaining Employees.

        "Employee Benefit Plan" means each material "employee benefit plan," as defined in Section 3(3) of ERISA, each material employment, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits).

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        "Enforceability Limitations" means limitations on enforcement and other remedies imposed by or arising under or in connection with applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally from time to time in effect or general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing with respect to those jurisdictions that recognize such concepts).

        "Environmental Law" means any applicable Laws (including common law) concerning the protection of human health and the environment (including ambient air, surface water, groundwater, sediment, land, surface or subsurface strata, and natural resources) from exposure to Hazardous Substances, including Laws (a) imposing Liability in connection with cleanup, investigation or remediation relative to any Release or threatened Release, (b) relating to exposure to Hazardous Substances and protection of worker health and safety and (c) otherwise relating to the environmental aspects of the manufacture, processing, distribution, use, treatment, storage, disposal, emission, transport or handling of Hazardous Substances.

        "Environmental Permit" means any Permit required by or issued pursuant to any Environmental Law.

        "Equity Interests" means (a) any partnership interests, (b) any membership interests or units, (c) any shares of capital stock, (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing entity, (e) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person or entity to purchase or otherwise acquire membership interests or units, capital stock, or any other equity securities, (f) any securities convertible into or exercisable or exchangeable for partnership interests, membership interests or units, capital stock, or any other equity securities, or (g) any other interest classified pursuant to applicable Law as an equity security of a Person.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Law):

          (a)   a default in the performance of, or breach of, any covenant of Purchaser contained in Sections 2.5(g) through (i), and continuance of such default or breach for a period of ten (10) days after there has been given to Purchaser by TDCC a notice specifying such default or breach; provided, however, that no cure period will be permitted for any such breach that by its nature cannot be cured or that has, prior to TDCC's written notice to Purchaser, materially impaired Business EBITDA for any Measurement Year;

          (b)   prior to the end of the 2017 Measurement Year, a Change of Control shall have occurred;

          (c)   a court having competent jurisdiction shall enter a decree or order for relief in respect of Purchaser or any Affiliate of Purchaser in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Purchaser or any AgroFresh Entity or for any substantial part of its property or ordering the winding up or liquidation of its affairs;

          (d)   Purchaser or any Affiliate of Purchaser (including any AgroFresh Entity) shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Purchaser or any Affiliate of Purchaser

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  (including any AgroFresh Entity) or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

          (e)   Purchaser or any Affiliate of Purchaser (including any AgroFresh Entity) is barred or otherwise prohibited from conducting the Business or any material portion of the Business or is otherwise prohibited from obtaining or maintaining any Permit or Registration that is related to the Business.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Executory Contract" means a Contract related to the Business that has any material obligation on the part of AgroFresh or TDCC or its Affiliates remaining unperformed thereunder, excluding (a) any Contract having as its sole remaining obligations warranty or confidentiality obligations that have not expired and (b) any purchase orders or sales orders entered into in the ordinary course of business.

        "Fee Letter" has the meaning set forth in Section 4.20(a).

        "Final Closing Working Capital" has the meaning set forth in Section 2.4(e).

        "Final Working Capital Target" has the meaning set forth in Section 2.4(e).

        "Financing" means the Debt Financing together with the proceeds of the Trust Account.

        "French Asset Transfer Agreement" has the meaning set forth in Exhibit K.

        "French Assets" has the meaning set forth in the French Asset Transfer Agreement.

        "French Employee Transfer Date" has the meaning set forth in Section 6.3(a).

        "FTC" means the Federal Trade Commission of the United States.

        "Fundamental Representations" means the representations and warranties contained in Sections 3.1, 3.2, 3.6, 4.1, 4.2 and 4.3.

        "GAAP" means U.S. generally accepted accounting principles applied consistently to the financial statements and as in effect as of the date or for the period, as the case may be, implicated by the relevant provision of this Agreement.

        "Geographic Relocation" means an increase in travel distance of fifty (50) miles or more each way from (a) the applicable Employee's current place of residence to the location of the new employment position compared to (b) the distance such Employee travels from his or her current residence to the location of his or her current employment position with AgroFresh or TDCC or its Affiliates.

        "Good Cause" means, with respect to any Transferred US Employee, (a) unsatisfactory performance that, under the employment policies of Purchaser or any of its Affiliates, permits the termination of such Transferred US Employee's employment, (b) dishonesty, (c) unethical conduct, (d) insubordination or (e) violation of company work rules as established by Purchaser or any of its Affiliates.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government or other political subdivision thereof or any entity, body, authority, agency, commission, court, tribunal or judicial body exercising executive, legislative, judicial, regulatory or administrative law functions, including quasi-governmental entities established to perform such functions.

        "Group Contract" means any Contract to which AgroFresh or TDCC or any of its Affiliates is a party that relates to both (a) the Business and (b) any Other Dow Business.

        "Hazardous Substance" means petroleum or any material or substance in such concentration that it is regulated or controlled as a hazardous substance, toxic substance, hazardous waste or pollutant under any Environmental Law.

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        "Historical Financial Information" has the meaning set forth in Section 3.4.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Indemnified Person" means the Person or Persons entitled to, or claiming a right to, indemnification under Article X.

        "Indemnifying Person" means the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under Article X.

        "India Transition Services Agreement" means the transition services agreement contemplating services to be provided in the Republic of India, substantially in the form attached hereto as Exhibit B.

        "Initial Business EBITDA Statement" shall have the meaning set forth in Section 2.5(d)(i).

        "Initial Closing Working Capital Statement" has the meaning set forth in Section 2.4(a).

        "Intellectual Property" means all (a) patents and pending patent applications, including provisionals, continuations, divisionals, continuations-in-part, reissues or reexaminations thereof, (b) trademarks, service marks, trade names, service names, trade dress and Internet domain names, together with the goodwill exclusively associated with any of the foregoing, and all applications, registrations and renewals thereof and (c) Know-How.

        "Interest Commencement Date" means the earlier of (i) the date on which TDCC delivers a Notice of Business EBITDA Statement Disagreement and (ii) the last day of the EBITDA Review Period.

        "Inventory" means inventories of raw materials, work-in-progress, finished goods, packaging (including SmartFresh generators and parts), labels, materials and supplies, in each case that are treated as inventory and held for use with respect to the Business.

        "Investment Company Act" means the Investment Company Act of 1940, as amended.

        "Investor Rights Agreement" means the investor rights agreement substantially in the form attached hereto as Exhibit C.

        "JOBS Act" means the U.S. Jumpstart Our Business Startups Act of 2012, as amended.

        "Know-How" means trade secrets, inventions, discoveries, formulae, practices, processes, procedures, ideas, specifications, engineering data, databases and data collections.

        "Law" means any law, statute, regulation, ordinance, rule, code, order, decree, requirement or rule of law (including common law) enacted, promulgated or imposed by any Governmental Authority.

        "Liability" means any debt, liability, commitment, duty or obligation of any nature, whether pecuniary or not, asserted or unasserted, accrued or unaccrued, absolute or contingent, matured or unmatured, liquidated or unliquidated, determined or determinable, incurred or consequential, known or unknown and whether due or to become due, including those arising under any Law or Proceeding and those arising under any Contract or otherwise, including any Tax liability or tort liability.

        "LIBOR Rate" means the rate of interest announced publicly by the British Bankers Association as its one (1) month LIBOR rate for Dollars on the date on which the Closing Working Capital Statement becomes final and binding on the parties (as provided in Section 2.4(d)) or, if such date is not a Business Day, the next Business Day.

        "Lien" means any lien, mortgage, pledge, security interest, imperfection of title, encroachment, lease, easement, right-of-way, covenant, condition, restriction or other encumbrance, other than any license of, option to license, or covenant not to assert claims of infringement, misappropriation or other violation with respect to Intellectual Property.

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        "Local Transfer Agreements" means the duly executed bills of sale, assignments, local transfer agreements and other instruments of transfer or assumption relating to the transfer of assets and assumption of Liabilities pursuant to the Restructuring Transactions, in each case duly executed by TDCC or one of its Affiliates, on the one hand, and the applicable AgroFresh Entity, on the other hand.

        "Loss" or "Losses" means any and all losses, Liabilities, claims, damages, reasonable and documented out-of-pocket costs and reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel).

        "Material Contracts" has the meaning set forth in Section 3.10.

        "Measurement Year" means either of the 2016 Measurement Year or the 2017 Measurement Year.

        "Multiemployer Plan" has the meaning set forth in Section 3(37) of ERISA.

        "NASDAQ" means The NASDAQ Capital Market.

        "Non-Business Liability" has the meaning set forth in Section 5.11(c).

        "Notice of Acceptance" has the meaning set forth in Section 2.4(b).

        "Notice of Business EBITDA Statement Disagreement" shall have the meaning set forth in Section 2.5(d)(ii).

        "Notice of Disagreement" has the meaning set forth in Section 2.4(b).

        "Occupancy Agreement" means the occupancy agreement substantially in the form attached hereto as Exhibit D.

        "Other Dow Business" means any business of TDCC or any of its Affiliates other than the Business.

        "Outside Date" has the meaning set forth in Section 9.1(b).

        "Permit" means any permit, license, approval or other authorization required or granted by any Governmental Authority, excluding any Registrations.

        "Permitted Liens" means: (a) Liens for or in respect of Taxes or other governmental charges that are not yet delinquent (or which may be paid without interest or penalties) or that are being contested in good faith by appropriate proceedings; (b) workers', mechanics', materialmen's, repairmen's, suppliers', carriers', tenants' or similar Liens arising in the ordinary course of business or by operation of law with respect to obligations that are not yet delinquent or that are being contested in good faith by appropriate proceedings; (c) all covenants, conditions, restrictions (including any zoning, entitlement, conservation, restriction and other land use and environmental regulations by Governmental Authorities), easements, charges, rights-of-way, other Liens, and other irregularities in title (including leasehold title) thereto that do not materially impair the use of such real property, leases or leasehold estates or that would otherwise be disclosed by a customary search of the public records; (d) any Lien or other condition relating to any real property disclosed on any title commitments, if any, available to Purchaser, and any state of facts which a current and accurate survey of the real property in question would disclose; (e) any easements, rights of way, access rights or any other Lien on the assets of AgroFresh or the Business Assets reserved or created for the benefit of AgroFresh or TDCC or its Affiliates or any third party pursuant to the Related Agreements; (f) all other Liens that do not materially impair the value of the property subject to such Liens or the use of such property in the Business; (g) Liens securing Liabilities that are assumed by an AgroFresh Entity pursuant to the Restructuring Transactions; (h) Liens arising from the Debt Financing; (i) Liens arising from leases of personal property; (j) variations, if any, between tax lot lines and property lines; (k) standard survey and title exceptions; (l) Liens on leases, subleases, easements, licenses, rights of use, rights to access

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and rights of way arising from the provisions of such agreements or benefiting or created by any superior estate, right or interest; (m) with respect to the AF Interests and the AgroFresh Entity Securities, Liens imposed under applicable securities Laws; and (n) those Liens set forth on Schedule 1.1D.

        "Permitted Transaction Expenses" means (a) the commitment, arrangement, upfront and other fees or amounts that are due and payable by Purchaser in connection with the Debt Financing, together with (b) any other Transaction Expenses of Purchaser up to but not exceeding an aggregate amount (of amounts under both clause (a) and clause (b)) equal to twenty-three million Dollars ($23,000,000), subject to reduction pursuant to Section 5.26.

        "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association, Governmental Authority or other entity.

        "Pre-Closing Tax Period" means any taxable period on or prior to the Closing Date.

        "Preferred Director" means the individual designated to the Purchaser Board by TDCC as the holder of the Series A Preferred Stock.

        "Privileged Communications" has the meaning set forth in Section 11.18.

        "Proceeding" means an action, suit, arbitration, proceeding or other litigation by or before any Governmental Authority.

        "Products" has the meaning set forth in Section 5.4(d).

        "Proposed Adjustments" has the meaning set forth in Section 2.4(b).

        "Proposed Business EBITDA Statement Adjustments" shall have the meaning set forth in Section 2.5(d)(ii).

        "Protected French Business Employees" has the meaning set forth in Section 6.3(a).

        "Proxy Statement" has the meaning set forth in Section 5.17(a).

        "Purchase Price" means the Stock Consideration (valued as at the Closing) and Cash Consideration, as may be increased or decreased pursuant to Section 2.4(e) and as may be increased by any Deferred Payment Amount.

        "Purchaser" has the meaning set forth in the preamble to this Agreement.

        "Purchaser Affiliate Agreements" means those Contracts set forth on Schedule 1.1E.

        "Purchaser Benefit Plan" means each Employee Benefit Plan that is maintained, administered or contributed to by Purchaser or its Affiliates in respect of the Business after the Closing or that covers the Transferred Employees or any other employees of Purchaser or any of its Affiliates similarly situated to the Transferred Employees.

        "Purchaser Board" means the board of directors of Purchaser.

        "Purchaser Board Recommendation" has the meaning set forth in Section 5.18.

        "Purchaser Charter" means the Amended and Restated Certificate of Incorporation of Purchaser.

        "Purchaser Common Stock" means the common stock, par value $0.0001 per share, of Purchaser.

        "Purchaser Indemnified Party" has the meaning set forth in Section 10.2.

        "Purchaser Issued Equity" has the meaning set forth in Section 4.2(a).

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        "Purchaser Material Adverse Effect" means a material adverse effect on the financial condition or operating results of Purchaser or on the ability of Purchaser to consummate the transactions contemplated hereby.

        "Purchaser Material Contract" means a material contract, as such term is defined in Regulation S-K of the SEC, to which Purchaser is party.

        "Purchaser Organizational Documents" means the Purchaser Charter and bylaws of Purchaser.

        "Purchaser SEC Reports" has the meaning set forth in Section 4.5(a).

        "Purchaser Stockholder Approval" means the required vote of the stockholders of Purchaser, in each case obtained in accordance with the DGCL, the Purchaser Charter, as amended, and the rules and regulations of NASDAQ, to approve (i) the AgroFresh Business Combination, (ii) issuance of the Stock Consideration, (iii) the Charter Amendment, (iv) the election to the Purchaser Board of the directors being designated pursuant to Sections 5.17(f) and (g) and (v) any other proposals Purchaser and TDCC deem necessary or desirable to consummate the transactions contemplated by this Agreement

        "Purchaser Stockholder Redemption" means the right held by certain stockholders of Purchaser to redeem all or a portion of their shares of Purchaser Common Stock upon the consummation of a Business Combination, for a per share redemption price of cash equal to (a) the aggregate amount then on deposit in the Trust Account as of two Business Days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to Purchaser to pay certain Taxes, divided by (b) the number of then outstanding shares of Purchaser Common Stock issued in connection with Purchaser's initial public offering.

        "Purchaser Stockholders Meeting" has the meaning set forth in Section 5.17(a).

        "Purchaser Warrant" means a warrant to purchase one (1) share of Purchaser Common Stock at an exercise price of eleven Dollars fifty cents ($11.50).

        "Put Option Agreement" has the meaning set forth in Exhibit K.

        "Put Option Exercise Event" has the meaning set forth in Exhibit K.

        "RandH" has the meaning set forth in the recitals to this Agreement.

        "Real Property Lease" has the meaning set forth in Section 3.8(b).

        "Registration" means any product approval and registration granted, or any product approval and registration pending before, any Governmental Authority, in each case relating to the Business.

        "Registration Data" means regulatory study reports, data and related rights relating to any Registration.

        "Related Agreement" means any Contract that is to be entered into at the Closing or otherwise pursuant to or in connection with this Agreement on or prior to the Closing Date, including the Local Transfer Agreements, the Investor Rights Agreement, the India Transition Services Agreement, the Tax Receivables Agreement, the Transition Services Agreement, the Bailment Agreement, the Occupancy Agreement, the Seconding Agreement, the Standby Agreement, the Warrant Purchase Agreement and certain letter agreements entered into on the date hereof by the parties hereto, Sponsor, an Affiliate of Sponsor and certain other Persons. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or other similar expression.

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        "Release" means any release, spill, emission, leaking, pumping, pouring, emptying, leaching, escaping, dumping, injection, deposit or discharge of any Hazardous Substance in, onto or through the environment.

        "Remaining Employees" has the meaning set forth in Section 6.2(a).

        "Remedial Action" means any action that is required under any Environmental Law to (a) investigate, clean up, remediate, remove, respond to, treat or in any other way address a Release, or a threat of Release, into the environment, including the performance of required studies, investigations, restoration or monitoring or (b) assess or restore the environment or natural resources.

        "Representatives" means with respect to any Person, such Person's Affiliates and its and their respective directors, officers, employees, agents and advisors.

        "Restructuring Transactions" has the meaning set forth in Section 5.11(a).

        "Retained Records" has the meaning given that term in Section 5.6(a).

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Seconded Employee" has the meaning set forth in Section 6.4.

        "Seconding Agreement" has the meaning set forth in Section 6.4.

        "Section 338(h)(10) Election" has the meaning set forth in Section 5.10(i).

        "Securities Act" means the Securities Act of 1933, as amended.

        "Sellers" means TDCC, RandH and the Asset Transferors.

        "Series A Certificate of Designation" means the Certificate of Designation of Series A Preferred Stock of Purchaser, substantially in the form attached hereto as Exhibit L.

        "Series A Preferred Stock" means the series of preferred stock, par value $0.0001 per share, having the rights and preferences set forth in the Series A Certificate of Designation.

        "Solvent" has the meaning set forth in Section 4.22.

        "Specified Retained Matter" means all Liabilities with respect to the matter set forth on Schedule 1.1F.

        "Sponsor" means Avenue Special Opportunities Fund II, L.P., a Delaware limited partnership.

        "Stock Consideration" has the meaning set forth in Section 2.3(a).

        "Standby Agreement" has the meaning set forth in the recitals to this Agreement.

        "Standby Amount" has the meaning set forth in the Schedule 2.3.

        "Sublease Agreement" means the sublease agreement substantially in the form attached hereto as Exhibit H.

        "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be

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deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

        "Successor Savings Plan" has the meaning set forth in Section 6.1(h).

        "Target EBITDA" means one hundred million Dollars ($100,000,000).

        "Tax" or "Taxes" means all taxes and similar charges, fees, duties, levies or other assessments (including income, gross receipts, net proceeds, ad valorem, withholding, turnover, real or personal property (tangible and intangible), occupation, customs, import and export, sales, use, franchise, excise, goods and services, value added, stamp, user, transfer, registration, recording, fuel, profit, excess profits, occupational, interest equalization, windfall profits, severance, payroll, unemployment and social security or other taxes or fees) that are imposed by any Governmental Authority, in each case including any interest, penalties or additions to tax attributable thereto (or attributable to the nonpayment thereof).

        "Tax Receivables Agreement" means the tax receivables agreement substantially in the form attached hereto as Exhibit E.

        "Tax Return" means any return, declaration, report, claim for refund, information return or similar statement filed or required to be filed with any Governmental Authority in connection with Taxes, including any schedule or attachment thereto, and including any amendment thereof.

        "TDCC" has the meaning set forth in the preamble to this Agreement.

        "TDCC Benefit Plan" means each Employee Benefit Plan that is maintained, administered or contributed to by AgroFresh or TDCC or its relevant Affiliates in respect of the Business and covers any Employee.

        "TDCC Indemnified Party" has the meaning set forth in Section 10.3.

        "TDCC's Knowledge" or any similar expression with regard to the knowledge or awareness of, or receipt of notice by, TDCC, means the actual, direct and personal knowledge of the Persons listed on Schedule 1.1G, without any implication of verification or investigation concerning such knowledge.

        "Third Party Claim" has the meaning set forth in Section 10.6.

        "Third Party Confidential Information" has the meaning set forth in Section 4.19.

        "Transaction Expenses" means, with respect to any Person, its costs and expenses incident to the negotiation and preparation of this Agreement and the other documents contemplated hereby (including the Related Agreements) and the performance and compliance with all agreements and conditions contained herein to be performed or complied with at or before Closing, including the fees, expenses and disbursements of its counsel and accountants, due diligence expenses, advisory and consulting fees and expenses, underwriting and other third-party fees required to consummate the AgroFresh Business Combination and other costs and expenses associated with any of the foregoing but excluding, in each case, Transfer Taxes. Transaction Expenses of Purchaser shall include any fees payable in connection with the commitment to purchase Purchaser Common Stock in accordance with the Standby Agreement.

        "Transfer Tax Payment Date" has the meaning set forth in Section 5.10(f).

        "Transfer Taxes" has the meaning set forth in Section 5.10(f).

        "Transferred Employees" means, collectively, all Transferred US Employees and Transferred Remaining Employees.

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        "Transferred French Employees" has the meaning set forth in Section 6.3(a).

        "Transferred Patents" means the patents and pending patent applications that are set forth on Schedule 1.1H.

        "Transferred Registration Data" has the meaning given that term in Exhibit K.

        "Transferred Registrations" has the meaning given that term in Exhibit K.

        "Transferred Remaining Employee" has the meaning set forth in Section 6.2(b).

        "Transferred Trademarks" means the trade names, trademarks, service names and service marks (and applications for registration of the same) that are set forth on Schedule 1.1H.

        "Transferred US Employees" has the meaning set forth in Section 6.1(b).

        "Transition Services Agreement" means the transition services agreement substantially in the form attached hereto as Exhibit F.

        "Trust Account" has the meaning set forth in Section 4.6.

        "Trust Agreement" has the meaning set forth in Section 4.6.

        "Trustee" has the meaning set forth in Section 4.6.

        "Unresolved Adjustments" has the meaning set forth in Section 2.4(c).

        "Unresolved Balance" has the meaning set forth in Section 2.4(c).

        "Unresolved Business EBITDA Statement Adjustments" shall have the meaning set forth in Section 2.5(d).

        "US AgroFresh Employees" has the meaning set forth in Section 6.1(a).

        "US Employees" has the meaning set forth in Section 6.1(a).

        "US TDCC Employees" has the meaning set forth in Section 6.1(a).

        "Warrant Purchase Agreement" means the warrant purchase agreement substantially in the form attached hereto as Exhibit M.

        "Working Capital Accounting Principles" means the accounting principles, practices and procedures set forth on Schedule 2.4.

        "Working Capital Adjustment Amount" has the meaning set forth in Section 2.4(e).

        "Working Capital Target" means an amount determined in accordance with the formula set forth on Schedule 1.1I.

        1.2    Other Definitional Provisions and Interpretation.     The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or

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instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, clauses, Exhibits or Schedules shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Exhibit or Schedule to, this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined.

ARTICLE II
SALE AND PURCHASE; PURCHASE PRICE

        2.1    Purchase and Sale of AF Interests.     Upon the terms and subject to the conditions set forth herein, at the Closing TDCC shall cause RandH to sell to Purchaser, and Purchaser shall purchase from RandH, free and clear of all Liens (other than those imposed under applicable securities Laws) the AF Interests.

        2.2    Purchaser Stockholder Redemptions; Available Cash.     Not more than two (2) Business Days before the Closing, Purchaser shall deliver (a) to TDCC written notice of (i) the aggregate amount of cash proceeds that will be required to satisfy any exercise of Purchaser Stockholder Redemptions; (ii) Purchaser's good faith estimate of Available Cash as of the Closing; and (iii) a schedule containing Purchaser's good faith estimate of the amount of each payment contemplated by Section 2.3(a); and (b) to all parties to the Standby Agreement, written notice of Purchaser's good faith estimate of the Standby Amount, if any. Purchaser shall thereafter promptly provide to all parties to the Standby Agreement written notice of any adjustments to such estimate of the Standby Amount required based on final amounts at the Closing.

        2.3    Closing Payments; Purchase Price.

          (a)   At the Closing, as consideration for the AF Interests, Purchaser shall (i) pay to TDCC six hundred thirty-five million Dollars ($635,000,000), subject to the requirements of Schedule 2.3 (the "Cash Consideration"); and (ii) issue to TDCC, free and clear of all Liens (other than those imposed under applicable securities Laws), (A) one (1) share of Series A Preferred Stock; and (B) the sum of seventeen million five hundred thousand (17,500,000) shares of Purchaser Common Stock plus any additional shares of Purchaser Common Stock to be issued to TDCC in accordance with Schedule 2.3 (collectively, the "Stock Consideration"). The parties agree to comply with the provisions of Schedule 2.3 in connection with the payment of Cash Consideration and issuance of Stock Consideration and the other matters set forth therein.

          (b)   All cash payments made by Purchaser to TDCC pursuant to Section 2.3(a) shall be made in accordance with Section 11.3 and to such account or accounts as the receiving party shall designate in writing to the paying party. TDCC may designate in a written notice provided to Purchaser at least two (2) Business Days prior to the Closing Date one or more of its Affiliates to receive all or a portion of the Cash Consideration or Stock Consideration payable pursuant to Section 2.3(a) and Schedule 2.3.

        2.4    Purchase Price Adjustment.

          (a)   TDCC shall, as soon as practicable, and in any event no later than seventy-five (75) days after the Closing Date, prepare and deliver to Purchaser an unaudited statement prepared in good faith (the "Initial Closing Working Capital Statement") setting forth (i) the amount of the Working Capital Target and (ii) the amount of the Closing Working Capital, together with reasonable supporting documentation. The Initial Closing Working Capital Statement shall be prepared by TDCC in accordance with the Working Capital Accounting Principles.

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          (b)   Purchaser shall review the Initial Closing Working Capital Statement during the sixty (60) day period commencing on the date TDCC delivers to Purchaser the Initial Closing Working Capital Statement. At or prior to the end of such sixty (60) day period, Purchaser shall either:

              (i)  deliver a notice to TDCC confirming that no adjustments are proposed by Purchaser to TDCC's calculation of the Working Capital Target or the Closing Working Capital, in each case as set forth on the Initial Closing Working Capital Statement (a "Notice of Acceptance"); or

             (ii)  deliver a notice to TDCC to the effect that Purchaser disagrees with TDCC's calculation of the Working Capital Target or the Closing Working Capital, in each case as set forth on the Initial Closing Working Capital Statement (a "Notice of Disagreement"), specifying the nature of such disagreement in reasonable detail and the adjustments that, in Purchaser's opinion, should be made to the calculation of the Working Capital Target or the Closing Working Capital in order to comply with this Agreement (collectively, the "Proposed Adjustments"); provided, that any Proposed Adjustments with respect to the calculation of the Working Capital Target shall be limited to adjustments to the Closing Date Sales Amount (as defined on Schedule 1.1I).

  Purchaser shall not be entitled to deliver more than one Notice of Disagreement or to amend or otherwise modify the Notice of Disagreement after delivery thereof.

          (c)   If there are any Proposed Adjustments, TDCC shall, no later than thirty (30) days after receipt of the Notice of Disagreement, notify Purchaser whether, in each case, TDCC accepts or rejects each such Proposed Adjustment. Thereafter, TDCC and Purchaser shall seek in good faith to resolve any differences that remain with respect to the Proposed Adjustments and to reach agreement in writing on any Proposed Adjustments not accepted by TDCC. If any of the Proposed Adjustments are not so resolved (the "Unresolved Adjustments," and the aggregate difference between the parties' respective calculations of the Working Capital Target or the Closing Working Capital, as applicable, resulting from the Unresolved Adjustments, the "Unresolved Balance") within sixty (60) days after TDCC's notification to Purchaser of its rejection of any portion of the Notice of Disagreement (or such longer period as the parties may mutually agree in writing), then the Unresolved Adjustments may be submitted for arbitration at the request of either TDCC or Purchaser to Grant Thornton LLP (the "Accounting Firm"); provided, that in the event that Grant Thornton LLP is unable or unwilling to serve in such capacity, the parties shall mutually agree in writing to appoint a nationally recognized firm with accounting expertise and relevant experiences in resolving similar purchase price adjustment disputes to serve as the "Accounting Firm" hereunder. The scope of the review by the Accounting Firm shall be limited to (i) a disposition of the Unresolved Adjustments through a strict application of the Working Capital Accounting Principles, (ii) based on its determination of the matters described in clause (i), a final calculation of the Working Capital Target and the Closing Working Capital (including all items and amounts that were previously accepted or agreed upon or deemed agreed upon by the parties in accordance with this Section 2.4), as applicable, and (iii) an allocation of the fees and expenses of the Accounting Firm determined in accordance with the formula specified below in this Section 2.4(c). The Accounting Firm is not to, and the parties shall not individually request the Accounting Firm to, (A) make any determination other than as set forth in the previous sentence, (B) determine any Unresolved Adjustment to be a value higher than the highest value or lower than the lowest value proposed by the parties in their submissions to the Accounting Firm; or (C) undertake any independent investigation of the facts relating to the Unresolved Adjustments. TDCC and Purchaser shall use reasonable best efforts to cause the Accounting Firm to render its written decision resolving the matters submitted to it as promptly as practicable and, if at all possible, within thirty (30) days after such submission of the Unresolved Adjustments. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the

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  party against which such determination is to be enforced. The fees and expenses of the Accounting Firm incurred pursuant to this Section 2.4(c) shall be borne by Purchaser, on the one hand, and TDCC, on the other hand, as determined by the Accounting Firm based on the inverse of the percentage that the Accounting Firm's determination (before such allocation) bears to the total value of each party's respective position in relation to the total amount of the Unresolved Balance. For purposes of illustration only, if the Unresolved Balance is one hundred Dollars ($100) and if the final written determination of the Accounting Firm states that eighty Dollars ($80) of the Unresolved Balance is resolved in Purchaser's favor and twenty Dollars ($20) of the Unresolved Balance is resolved in TDCC's favor, Purchaser would bear twenty percent (20%) of the Accounting Firm's costs and expenses, on the one hand, and TDCC would bear eighty percent  (80%) of such costs and expenses, on the other hand. All other fees, expenses and costs incurred by TDCC or Purchaser in implementing the provisions of this Section 2.4 shall be borne by TDCC or Purchaser, respectively.

          (d)   The calculation of the Working Capital Target and the Closing Working Capital shall become final and binding on all parties upon the earliest of (i) the date that a Notice of Acceptance is delivered to TDCC pursuant to Section 2.4(b)(i) (in which case the Working Capital Target and the Closing Working Capital shall be as set forth in the Initial Closing Working Capital Statement delivered pursuant to Section 2.4(a)), (ii) the date that immediately follows the sixty (60) day review period specified in Section 2.4(b), if no Notice of Disagreement has been delivered by Purchaser to TDCC pursuant to Section 2.4(b)(ii) during such sixty (60) day period (in which case the Working Capital Target and the Closing Working Capital shall be as set forth in the Initial Closing Working Capital Statement delivered pursuant to Section 2.4(a)), (iii) the date of an agreement in writing by TDCC and Purchaser that the Initial Closing Working Capital Statement, together with any modifications thereto agreed to by TDCC and Purchaser, are final and binding (in which case the Working Capital Target and the Closing Working Capital shall be as so agreed upon by the parties) and (iv) the date on which the Accounting Firm issues its written decision on the Unresolved Adjustments (in which case the Working Capital Target and the Closing Working Capital shall be as determined by the Accounting Firm pursuant to Section 2.4(c)), and at such time the Initial Closing Working Capital Statement as so agreed (or deemed agreed) or determined shall be the "Closing Working Capital Statement" for purposes of this Agreement, and shall have the effect of an arbitral award that is final and binding on the parties and shall be used for the adjustment of the Purchase Price, if any, pursuant to Section 2.4(e).

          (e)   The Purchase Price shall be adjusted such that, if the Closing Working Capital set forth on the Closing Working Capital Statement (the "Final Closing Working Capital"), is greater than or less than the Working Capital Target set forth on the Closing Working Capital Statement (the "Final Working Capital Target"), the Cash Consideration shall be increased by the amount by which the Final Closing Working Capital exceeds the Final Working Capital Target, or decreased by the amount by which the Final Closing Working Capital is less than the Final Working Capital Target, as applicable (the amount of such increase or decrease, the "Working Capital Adjustment Amount"). In accordance with Section 2.4(f), (i) if the Final Closing Working Capital is greater than the Final Working Capital Target, Purchaser shall pay in cash to TDCC the Working Capital Adjustment Amount, with interest as provided in Section 2.4(f); and (ii) if the Final Closing Working Capital is less than the Final Working Capital Target, TDCC shall pay in cash to Purchaser the Working Capital Adjustment Amount, with interest as provided in Section 2.4(f), provided, however, that notwithstanding anything set forth in this Section 2.4(e) to the contrary, if the payment contemplated by clause (i) or clause (ii) is less than five hundred thousand Dollars ($500,000) then the amount owing pursuant thereto shall be zero (0) Dollars and neither TDCC or Purchaser, as applicable, shall have any obligation to make any payment in respect of the Final Closing Working Capital. Notwithstanding anything set forth in the preceding provisions of this Section 2.4(e) to the contrary, if any amount (or portion thereof) payable pursuant to this Section 2.4(e) relates to any

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  Current Assets transferred pursuant to a Local Transfer Agreement, as determined by TDCC, then the parties agree that, (i) at TDCC's election, such amount (or portion thereof) shall be paid to the applicable Affiliate of TDCC (in the case of a payment owed by Purchaser) or by the applicable Affiliate of TDCC (in the case of a payment owed by TDCC) and (ii) such amounts shall be taken into account in adjusting the purchase price reflected in the applicable Local Transfer Agreement.

          (f)    Any payment (or payments, if any portion thereof is to be paid by or to an Affiliate of TDCC) required to be made pursuant to Section 2.4(e) shall be made within five (5) Business Days after the date on which the Closing Working Capital Statement becomes final and binding as provided in Section 2.4(d) to an account designated by the payee (or payees) no later than two (2) Business Days prior to the date of payment. The amount of any payment to be made pursuant to Section 2.4(e) shall bear interest from but not including the Closing Date to and including the date on which payment is made at a rate per annum equal to the LIBOR Rate plus two percent (2%) and calculated on the basis of the actual number of days elapsed divided by three hundred sixty (360).

          (g)   For purposes of calculating the Closing Working Capital, to the extent any assets or Liabilities are transferred to the AgroFresh Entities at or prior to the Closing in connection with the Restructuring Transactions, such assets and Liabilities shall be considered assets and Liabilities of TDCC or one of the Asset Transferors.

        2.5    Deferred Payments.

          (a)   Following the Closing, and as additional consideration for the AF Interests, TDCC shall be entitled to receive from Purchaser (subject to the terms and conditions set forth in this Section 2.5) an additional payment based on the amount of Business EBITDA during the 2016 Measurement Year and the 2017 Measurement Year. The aggregate amount paid with respect to the Deferred Payment Period (such payment, the "Deferred Payment") shall be determined and paid in accordance with this Section 2.5.

          (b)   Promptly, but in any event within two (2) Business Days, following the later of (A) the later to occur of (1) the determination of Business EBITDA for the 2016 Measurement Year pursuant to Section 2.5(d) and (2) the determination of Business EBITDA for the 2017 Measurement Year pursuant to Section 2.5(d) and (B) the date of the completion of the audit by Purchaser's independent accounting firm of the consolidated financial statements for Purchaser and its Subsidiaries for the fiscal year ending December 31, 2017, if the Calculated EBITDA is greater than or equal to the Target EBITDA, then Purchaser shall pay to TDCC an amount equal to the Deferred Payment Amount.

          (c)   If the Calculated EBITDA is less than the Target EBITDA, then there shall be no payment by Purchaser to TDCC in respect of the Deferred Payment:

          (d)   Business EBITDA Statements.

              (i)  Within sixty (60) calendar days following the completion of each Measurement Year, Purchaser shall deliver to TDCC a statement that sets forth in reasonable detail its calculation of the Business EBITDA for such Measurement Year and the elements thereof (each such statement, an "Initial Business EBITDA Statement"); provided that, if Purchaser has paid the Deferred Payment Amount to TDCC as of such date, neither Purchaser nor TDCC shall have any further obligations pursuant to this Section 2.5(d). Each Initial Business EBITDA Statement shall (A) specifically and separately identify (x) each excluded item from Business EBITDA and (y) each adjustment to Business EBITDA, and (B) include a schedule reconciling the Business Combined Income to the audited GAAP financial statements of Purchaser and its Subsidiaries for such fiscal year and (C) include all backup calculations

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    reasonably necessary to arrive at Purchaser's calculation of the Business EBITDA for such Measurement Year, and shall be certified by the Chief Financial Officer of Purchaser as having been calculated in accordance with the terms of this Section 2.5. Purchaser shall, and shall cause the AgroFresh Entities to, keep true, complete and accurate records in sufficient detail to enable the amounts payable hereunder to be determined by TDCC and its consultants or professional advisors. Furthermore, in order to facilitate TDCC's review of each Initial Business EBITDA Statement, Purchaser shall, at its own expense and promptly upon request by TDCC, make available to TDCC and its auditors copies of the work papers (including the work papers of Purchaser's independent auditors) and back-up materials used by Purchaser in preparing such initial drafts and such other documents.

             (ii)  Upon receipt, TDCC shall review the Initial Business EBITDA Statement for the 2016 Measurement Year and shall be entitled to, but shall not have an obligation to, provide questions or comments to, or request information with respect to, or provide notice of disagreement with, any item contained therein; provided that TDCC's failure to provide such comments, questions, notice of disagreement or requests for information with respect to the Initial Business EBITDA Statement for the 2016 Measurement Year prior to TDCC's receipt of the Initial Business EBITDA Statement for the 2017 Measurement Year shall not constitute a waiver of its rights to object under this Section 2.5(d)(ii). Upon receipt, TDCC shall review the Initial Business EBITDA Statement for the 2017 Measurement Year during the seventy-five (75) day period commencing on the date that TDCC receives such Initial Business EBITDA Statement (the "EBITDA Review Period"). If TDCC disagrees with the Initial Business EBITDA Statement for either of the 2016 Measurement Year or the 2017 Measurement Year (each, a "Disputed Business EBITDA Statement"), it must, prior to the end of the EBITDA Review Period, deliver a written notice to Purchaser (a "Notice of Business EBITDA Statement Disagreement") setting out its objections and specifying the adjustments that, in its opinion, should be made to such Disputed Business EBITDA Statement (collectively, the "Proposed Business EBITDA Statement Adjustments"). To the extent that there are any Proposed Business EBITDA Statement Adjustments, Purchaser shall, no later than fifteen (15) days after receipt of the Proposed Business EBITDA Statement Adjustments, notify TDCC which, if any, of the Proposed Business EBITDA Statement Adjustments it accepts or rejects, and TDCC and Purchaser shall seek in good faith to resolve any remaining differences in relation to the Proposed Business EBITDA Statement Adjustments and to reach agreement in writing on all such Proposed Business EBITDA Statement Adjustments.

            (iii)  If TDCC is satisfied with the applicable Initial Business EBITDA Statement for both the 2016 Measurement Year and the 2017 Measurement Year (either as originally submitted or after adjustments are agreed upon by Purchaser and TDCC in accordance with Section 2.5(d)(ii)) or if TDCC fails to deliver a Notice of Business EBITDA Statement Disagreement with respect to either Initial Business EBITDA Statement before the end of the EBITDA Review Period, then such Initial Business EBITDA Statement (incorporating, if applicable, any agreed adjustments) shall be deemed to constitute the "Business EBITDA Statement" for the 2016 Measurement Year or the 2017 Measurement Year, as applicable, for purposes of this Agreement.

            (iv)  If any of the Proposed Business EBITDA Statement Adjustments are not resolved or otherwise agreed to (or deemed agreed to) in accordance with Sections 2.5(d)(ii) and 2.5(d)(iii) (such unresolved adjustments the "Unresolved Business EBITDA Statement Adjustments") within forty-five (45) days after Purchaser's receipt of a Notice of Business EBITDA Statement Disagreement, then the Unresolved Business EBITDA Statement Adjustments may be submitted at the request of TDCC or Purchaser to the Accounting Firm for arbitration. The scope of the review by the Accounting Firm shall be limited to (A) a

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    determination of whether the portions of the applicable Initial Business EBITDA Statement relating to such Unresolved Business EBITDA Statement Adjustments were prepared in accordance with this Section 2.5(d) and (B) based on its determinations of the matters described in clause (A), a statement of the adjustments (if any) to such Disputed Business EBITDA Statement that are necessary with respect to the Unresolved Business EBITDA Statement Adjustments in order to comply with the requirements of this Agreement. The Accounting Firm is not to make, or be asked to make, any determination other than as set forth in this Section 2.5(d)(iv). TDCC and Purchaser shall use reasonable best efforts to cause the Accounting Firm to render its written decision resolving the matters submitted to it as promptly as practicable after such submission of the Unresolved Business EBITDA Statement Adjustments. The fees and expenses of the Accounting Firm incurred pursuant to this Section 2.5(d)(iv) and all fees, expenses and costs incurred by TDCC in implementing the provisions of this Section 2.5 shall be borne one-half by Purchaser and one-half by TDCC.

             (v)  When, with respect to the Business EBITDA Statement for the 2016 Measurement Year or the 2017 Measurement Year, (A) pursuant to Section 2.5(d)(ii) or Section 2.5(d)(iii) , such Initial Business EBITDA Statement is deemed to constitute the Business EBITDA Statement for the applicable Measurement Year for purposes of this Agreement, (B) TDCC and Purchaser reach agreement in writing with respect to such Initial Business EBITDA Statement or (C) such Initial Business EBITDA Statement is finally determined in accordance with the procedures set forth in Section 2.5(d)(iv), such Initial Business EBITDA Statement as so agreed (or deemed agreed) or determined shall be the "Business EBITDA Statement" for the applicable Measurement Year for purposes of this Agreement, and the Business EBITDA set forth therein shall be the "Business EBITDA" for the applicable Measurement Year shall be final and binding on all parties, shall have the effect of an arbitral award and shall be used for the payment, if any, pursuant to Section 2.5(b) or Section 2.5(c) .

          (e)    Interest.    The amount of any payments to be made pursuant to Section 2.5(b) shall bear interest from but not including the Interest Commencement Date to and including the date on which payment (or portion thereof) is made at a rate per annum equal to the LIBOR Rate plus two percent (2%) (and the aggregate amount of any such interest shall not be subject to any limits or caps on individual or aggregate payment amounts hereunder, including the Deferred Payment Amount).

          (f)    Payment Upon Event of Default.    Upon the occurrence of an Event of Default prior to the end of the Deferred Payment Period, notwithstanding anything in this Section 2.5 to the contrary, Purchaser shall promptly, but in any event within two (2) Business Days, pay to TDCC an amount equal to the Deferred Payment Amount, and, following such payment, any and all obligations of Purchaser under this Section 2.5 shall thereafter terminate and cease to have any further force or effect.

          (g)    Conduct of Business.    Until the earlier to occur of (i) the end of the Deferred Payment Period, and (ii) the payment by Purchaser to TDCC of the Deferred Payment Amount (plus any applicable interest), Purchaser shall, and shall cause each of its Affiliates including the AgroFresh Entities to:

              (i)  cause the Business to be conducted exclusively by the AgroFresh Entities or a Person directly or indirectly owned or controlled by the AgroFresh Entities;

             (ii)  cause the operations and revenues of the Business to be managed and accounted for separately from all other business lines of Purchaser (whether now owned or hereafter acquired), regardless of the relationship between such businesses and the Business; and

            (iii)  operate the Business in good faith and consistent with past practice.

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          (h)    Restrictive Covenants.    Other than pursuant to the express terms of the Restructuring Transactions to the extent required to be performed after the Closing, until the earlier to occur of (i) the end of the Deferred Payment Period, and (ii) the payment by Purchaser to TDCC of the Deferred Payment Amount (plus any applicable interest), Purchaser shall not, and shall cause each of its Affiliates, including each of the AgroFresh Entities to not, without the written consent of TDCC:

              (i)  take any action outside of the ordinary course of business, the result of which would be a reduction of, or deferral to a later period of, more than a de minimis amount of Business EBITDA;

             (ii)  sell, assign, lease or otherwise transfer (directly or indirectly, in a single transaction or a series of related transactions) all or a portion of any AgroFresh Entities or any line of business or division (or any rights therein) included in any aspect of the Business or any material amount of assets (tangible or intangible) related to the Business to any Person (other than another AgroFresh Entity);

            (iii)  voluntarily liquidate, dissolve or wind-up;

            (iv)  enter into or permit to exist any agreement, arrangement or understanding that would restrict or prevent payment of the Deferred Payment when due;

             (v)  discontinue or materially reduce the sale or support of any AgroFresh Products and Services, including through a reduction of the sales force or key personnel supporting any AgroFresh Products and Services; or

            (vi)  fail to maintain the level of research and development activities of the Business in the ordinary course.

          (i)    Arm's Length Transactions.    Purchaser shall cause the Business to only (i) purchase, sell, lease, exchange or otherwise dispose of any property or assets, (ii) render any service and (iii) enter into any other transaction, in each case, on terms that are not materially less favorable to the Business than terms that could have been obtained in an arm's length dealing with a third party other than (A) transactions between or among the AgroFresh Entities and (B) transactions pursuant to agreements, instruments or arrangements to which any of the AgroFresh Entities were party on the date of this Agreement with parties that are not Affiliates of the AgroFresh Entities, and any amendment thereto to the extent such amendment is not materially adverse to the AgroFresh Entities or is on arm's length terms.

          (j)    Tax Treatment of Deferred Payment.    Purchaser and TDCC agree that for federal, state and local income tax purposes, the Deferred Payment, including any payment made upon an Event of Default pursuant to Section 2.5(f), shall be additional consideration for the sale of the AF Interests (and shall be allocated among the AgroFresh Assets in accordance with the Tax Receivables Agreement and applicable Law) and Purchaser shall cause such payments to be reported in accordance herewith.

        2.6    Limitation on Assignment of Contracts.     Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer pursuant to the Restructuring Transactions any Contract or any claim, right, benefit or obligation thereunder or resulting therefrom if (a) an assignment or transfer thereof, without the Consent of any applicable third party, would constitute a breach or violation thereof or result in the termination thereof or the creation of any Lien on any of the assets of TDCC or any of its Affiliate and (b) such Consent is not obtained at or prior to the Closing, in which case the provisions of Section 5.3(h) will apply.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES OF TDCC

        TDCC represents and warrants to Purchaser as follows:

        3.1    Organization; Capitalization of the AgroFresh Entities.

          (a)   Each of TDCC and each Affiliate of TDCC that becomes a party to a Related Agreement is validly existing and (where such concept is applicable) in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or other business entity power and authority to own, lease and operate its assets and to conduct its business as currently conducted, except where the failure to be in good standing or to have such power and authority would not materially impair such Person's ability to consummate the transactions contemplated hereby. AgroFresh is validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its assets and to conduct its business as currently conducted, except where the failure to be in good standing or to have such power and authority would not materially impair the ability of AgroFresh to conduct its business operations in the ordinary course as conducted on the date hereof.

          (b)   Schedule 3.1(b) sets forth a correct and complete list all of the issued and outstanding AF Interests and the legal and beneficial ownership thereof. All of the AF Interests are validly issued, fully paid and nonassessable. Other than the AF Interests set forth on Schedule 3.1(b), there are no Equity Interests of AgroFresh issued or outstanding.

          (c)   Schedule 3.1(c) sets forth the legal name and the jurisdiction of organization of each of the AgroFresh Entities (other than AgroFresh) that has been formed as of the date hereof. Except as set forth on Schedule 3.1(c) or Exhibit K, none of the AgroFresh Entities (other than AgroFresh) has conducted any business other than the Business. Each of the AgroFresh Entities set forth on Schedule 3.1(c) is validly existing and (where such concept is applicable) in good standing under the Laws of its jurisdiction of organization.

          (d)   Schedule 3.1(d) sets forth a correct and complete list of all of the issued and outstanding Equity Interests of each of the AgroFresh Entities set forth on Schedule 3.1(c) and the legal and beneficial ownership thereof (the Equity Interests required to be listed on Schedule 3.1(d) being referred to collectively as the "AgroFresh Entity Securities"). Other than the AgroFresh Entity Securities set forth on Schedule 3.1(d), there are no Equity Interests of the AgroFresh Entities set forth on Schedule 3.1(c) issued or outstanding.

        3.2    Authorization.     TDCC and each of its applicable Affiliates has all requisite corporate and other power and authority to execute, deliver and perform this Agreement and its Related Agreements (in each case to the extent it is a party thereto) and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by TDCC and each applicable Affiliate of TDCC of this Agreement and its Related Agreements (in each case to the extent it is a party thereto) and the consummation by TDCC and such Affiliates of the transactions contemplated hereby and thereby, in each case as and to the extent applicable, have been duly authorized by all necessary action by TDCC and, at or prior to the Closing, by each of its applicable Affiliates. TDCC has duly and validly executed and delivered this Agreement and, at or prior to the Closing, TDCC and each of its applicable Affiliates will have duly and validly executed and delivered each of its Related Agreements. Assuming the due authorization, execution and delivery of this Agreement and the Related Agreements by the other parties hereto and thereto, this Agreement constitutes, and each Related Agreement shall after the Closing constitute, legal, valid and binding obligations of TDCC and the Affiliates of TDCC party thereto, enforceable against each of them in accordance with their respective terms, subject to the Enforceability Limitations.

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        3.3    Governmental Consents; No Conflicts.

          (a)   The execution, delivery and performance of this Agreement and the Related Agreements by TDCC and its applicable Affiliates do not and will not require any Consent of or with any Governmental Authority, other than (i) any Consent the failure of which to be obtained would not reasonably be expected to have a Business Material Adverse Effect or would not prevent or materially delay the consummation by TDCC or any such Affiliate of the transactions contemplated by this Agreement, (ii) any Consent relating to the Restructuring Transactions, (iii) such Consents as may be necessary as a result of any facts or circumstances relating solely to Purchaser or any of its Affiliates and (iv) any Consent set forth on Schedule 3.3(a).

          (b)   Except as set forth on Schedule 3.3(b), the execution, delivery and performance of this Agreement and of the applicable Related Agreements by TDCC and its applicable Affiliates, and the consummation of the transactions contemplated hereby and thereby by such Persons, do not and will not (i) violate any Law applicable to or binding on AgroFresh, TDCC or any such Affiliate or their respective assets, (ii) violate or conflict with, result in a breach, cancellation or termination of, constitute a default under, result in the creation of any Lien upon any of the assets of AgroFresh, TDCC or any such Affiliate under, or result in or constitute a circumstance that, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which AgroFresh, TDCC or any such Affiliate is a party or by which AgroFresh, TDCC or any such Affiliate or any of their respective assets are bound or (iii) violate or conflict with any provision of the certificate of incorporation or by-laws (or similar organizational documents) of AgroFresh, TDCC or any such Affiliate, except, in the case of each of clauses (i) and (ii), where such violation, conflict, breach, cancellation, termination, default or Lien (as applicable) would not reasonably be expected to have a Business Material Adverse Effect or would not prevent or materially delay the consummation by TDCC or any such Affiliate of the transactions contemplated by this Agreement.

        3.4    Historical Financial Information; No Undisclosed Liabilities.

          (a)   Attached as Schedule 3.4 are (i) the audited combined balance sheets of the Business as of December 31, 2014 and December 31, 2013 and (ii) the audited combined statements of income and comprehensive income, equity and cash flows of the Business for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012 (collectively, the "Historical Financial Information"). The Historical Financial Information subject to the notes thereto, (x) was derived from the books and records of TDCC; (y) has been prepared in accordance with GAAP as applied by TDCC; and (z) presents fairly, in all material respects, the combined financial position of the Business as of the dates thereof and the results of operations and cash flows of the Business for the periods covered thereby.

          (b)   There are no material Liabilities of the AgroFresh Entities, other than Liabilities (i) reflected or reserved against on the Historical Financial Information or the notes thereto, (ii) set forth in the Disclosure Schedules, (iii) incurred since December 31, 2014, in the ordinary course of business, which Liabilities are not, individually or in the aggregate, material to the AgroFresh Entities taken as a whole, or (iv) arising under any Contract of an AgroFresh Entity, other than as a result of a breach thereof by TDCC or any of its Affiliates or any AgroFresh Entity.

        3.5    Absence of Certain Changes.     Except for the Restructuring Transactions or as disclosed on Schedule 3.5, from January 1, 2015 to the date of this Agreement, the Business has been conducted in the ordinary course of business and consistent in all material respects with past practices and there has not occurred a Business Material Adverse Effect.

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        3.6    Title.

          (a)   Except as set forth on Schedule 3.6(a), (i) each Asset Transferor has title to and is the lawful owner of, or has a valid leasehold interest in or a valid right to use, its Business Assets free and clear of any Lien (other than Permitted Liens) and (ii) subject to obtaining and making all applicable Consents, the Asset Transferors shall convey to the applicable AgroFresh Entity such title to or leasehold interest in or valid right to use, as applicable, such Business Assets, free and clear of any Lien (other than Permitted Liens). Except as set forth on Schedule 3.6(a), after consummation of the Restructuring Transactions each AgroFresh Entity has title to and is the lawful owner of, or has a valid leasehold interest in or a valid right to use, its Business Assets free and clear of any Lien (other than Permitted Liens).

          (b)   RandH is the sole legal, beneficial and record owner of the AF Interests, free and clear of all Liens other than Liens imposed by applicable securities Laws. At the Closing, TDCC will cause RandH to deliver, to Purchaser (or its designated Affiliate) good and valid title to the AF Interests, free and clear of all Liens other than Liens imposed by applicable securities Laws.

        3.7    Sufficiency of Assets; No Non-Business Liabilities.

          (a)   Upon consummation of the Restructuring Transactions, the assets, properties and rights of the AgroFresh Entities (including rights of the AgroFresh Entities under the Bailment Agreement, Occupancy Agreement and Seconding Agreement), the transactions contemplated by Section 5.4(d) and Section 5.11(b) and any services provided pursuant to the Transition Services Agreement and India Transition Services Agreement, shall comprise all of the assets, properties and rights forming a part of, used, held or intended to be used in, and all such assets, properties and rights as are necessary to permit Purchaser to conduct, the Business immediately following the Closing in substantially the same manner as conducted by AgroFresh, both directly and through TDCC and its Affiliates, as of the date hereof, except for in each case (a) the Group Contracts; (b) any Transferred Registrations that are not transferred at Closing; and (c) the assets, properties and rights set forth on Schedule 3.7(a).

          (b)   Upon consummation of the Restructuring Transactions, the Liabilities of the AgroFresh Entities shall only include (i) Liabilities relating to or arising out of the ownership or operation of the Business or the Business Assets and (ii) Liabilities of Purchaser and its Affiliates under this Agreement (other than pursuant to the Restructuring Transaction) and the Related Agreements.

        3.8    Real Property.

          (a)   AgroFresh does not own any real property.

          (b)   Schedule 3.8(b) sets forth an accurate and complete list as of the date of this Agreement of all leasehold interests in real property of AgroFresh or any Asset Transferor (solely in relation to the Business) (each, a "Real Property Lease"). TDCC has made available to Purchaser a copy of each Real Property Lease that is material to the Business. Except as set forth on Schedule 3.8(b), to TDCC's Knowledge, each such Real Property Lease is in full force and effect and constitutes a legal, valid and binding obligation of AgroFresh or the applicable Asset Transferor, as the case may be.

Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 3.8 are the only representations and warranties being made by TDCC in this Agreement with respect to real property.

        3.9    Intellectual Property.

          (a)   Schedules 3.9(a)(i) (with respect to the Business Trademarks) and 3.9(a)(ii) (with respect to the Business Patents) set forth accurate and complete lists of the application and registration or

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  grant number (if applicable) and relevant jurisdiction for the Business Trademarks and Business Patents.

          (b)   Schedule 3.9(b) sets forth an accurate and complete list of all licenses pursuant to which any of AgroFresh or TDCC or one of its Affiliates licenses, from a third party (and, in the case of AgroFresh, from TDCC or one of its Affiliates), Intellectual Property that is material to and used and held for use exclusively in the Business.

          (c)   Except as set forth on Schedule 3.9(c), since January 1, 2015, none of AgroFresh or TDCC or any of its Affiliates has received a written communication from any Person (i) asserting an ownership interest in any Business Intellectual Property (ii) challenging the validity or enforceability of any item of the Business Intellectual Property or (iii) alleging that the conduct of the Business by AgroFresh or TDCC or any of its Affiliates violated any material rights relating to Intellectual Property of such Person, except in each case for any assertions or allegations that, if true, would not reasonably be expected to have a Business Material Adverse Effect.

          (d)   Except as set forth on Schedule 3.9(d), since January 1, 2015, none of AgroFresh or TDCC or any of its Affiliates has filed any Proceeding or sent any written notice of a violation, infringement, misuse or misappropriation by any Person of their respective rights to, or in connection with, the Business Intellectual Property.

          (e)   TDCC has a policy in effect requiring individuals who may have access to Business Know-How to adhere to confidentiality obligations.

          (f)    All fees, Taxes, annuities, renewals and other payments associated with maintaining the Business Patents and Business Trademarks due and owing as of the date of this Agreement have been paid in full in a timely manner to the proper Governmental Authority. The Business Patents and Business Trademarks are owned by AgroFresh or TDCC or one of its Affiliates free and clear of all Liens other than Permitted Liens.

Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 3.9 are the only representations and warranties being made by TDCC in this Agreement with respect to Intellectual Property.

        3.10    Material Contracts.     Schedule 3.10 sets forth an accurate and complete list as of the date of this Agreement of all of the Executory Contracts of the following types to which (x) AgroFresh or an Asset Transferor is a party or (y) any of the Business Assets are subject:

          (a)   any collective bargaining agreement or collective labor agreement;

          (b)   any Executory Contract that provides for or has resulted in expenditures in 2014 in connection with the Business of more than one million Dollars ($1,000,000) (i) with a sales representative, manufacturer's representative, distributor, dealer, broker, sales agency, advertising agency or other Person engaged in sales, distribution or promotional activities for or on behalf of the Business, in each case where such Person is not TDCC or an Affiliate of TDCC, or (ii) to act in one of the capacities specified in clause (i) on behalf of any Person other than TDCC or an Affiliate of TDCC;

          (c)   any Executory Contract (i) with any supplier of goods or services that provides for or has resulted in expenditures in 2014 in connection with the Business of more than one million Dollars ($1,000,000); or (ii) with any customer or distributor that provides for or has resulted in sales in 2015 in connection with the Business of more than one million Dollars ($1,000,000);

          (d)   any material Executory Contract establishing or governing a partnership or joint venture; and

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          (e)   any Executory Contract that expressly limits, in any material respect, the freedom of AgroFresh or an Asset Transferor to compete with any Person or in any area, in each case with respect to the Business, excluding (i) territorial or field of use restrictions imposed by any license agreements with respect to the use of the subject matter thereof and (ii) reasonable limitations on use in connection with secrecy, research, consulting or other agreements entered into in the ordinary course of business.

TDCC has made available to Purchaser a copy of each Executory Contract that is listed on Schedule 3.10 (the "Material Contracts") (with certain Material Contracts provided in redacted form due to confidentiality concerns) except for any such Material Contracts that are not Business Contracts. Except as set forth on Schedule 3.10, to TDCC's Knowledge, each Material Contract is in full force and effect and constitutes a legal, valid and binding obligation of AgroFresh or the applicable Asset Transferor, as the case may be.

        3.11    Permits.    AgroFresh and TDCC or its applicable Affiliate possesses or has applied for all Permits required by applicable Law to conduct the Business, other than such Permits the absence of which would not reasonably be expected to have a Business Material Adverse Effect. This Section 3.11 does not address matters specifically covered by other representations and warranties contained in this Article III, including any representations and warranties with respect to Registrations or Registration Data, which matters are addressed solely and exclusively in Section 3.12, and any representations and warranties with respect to compliance with Environmental Laws or Environmental Permits, which matters are addressed solely and exclusively in Section 3.14.

        3.12    Registrations.

          (a)   To TDCC's Knowledge, all Registrations exclusively relating to the Business as of the date of this Agreement are listed on Schedule 3.12(a). Except as set forth on Schedule 3.12(a), none of TDCC, its Affiliates or AgroFresh has received any written notice or request within the past twelve (12) months from any Governmental Authority that requests or requires the generation of additional studies to maintain any such Registrations.

          (b)   The Registration Data identified in Schedule 3.12(b) represents all of the data submitted or, to TDCC's Knowledge, required to be submitted, up to the date of this Agreement in order to maintain the Registrations held by AgroFresh or the Transferred Registrations.

          (c)   Nothing in this Agreement shall be construed as:

              (i)  a representation or warranty as to the future validity or enforceability of the Registrations or the Registration Data conveyed pursuant to this Agreement;

             (ii)  a representation or warranty that anything to be made, used, sold or otherwise disposed of following the Closing Date under the Registrations or the Registration Data conveyed pursuant to this Agreement shall not infringe, misappropriate or otherwise violate the rights of any Person;

            (iii)  an obligation to bring or prosecute future actions or suits against any Person for infringement, misappropriation or other violation of the Registrations or the Registration Data conveyed pursuant to this Agreement; or

            (iv)  a representation or warranty that the Registration Data conveyed pursuant to this Agreement, standing alone, is sufficient to support the obtaining or maintenance of any Registration conveyed pursuant to this Agreement or related tolerance or the obtaining of new Registrations for products relating to the Business or related tolerances.

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Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 3.12 are the only representations and warranties related to Registrations and Registration Data made by TDCC under this Agreement.

        3.13    Employees and Employee Benefit Plans.

          (a)   Except as set forth on Schedule 3.13(a), none of AgroFresh or TDCC or any of its Affiliates is a party to, or bound by, any collective bargaining or similar agreement with any labor organization with respect to any Employee.

          (b)   There is no labor strike, slowdown, work stoppage, unresolved material labor union grievance or labor arbitration proceedings pending or, to TDCC's Knowledge, threatened against AgroFresh, TDCC or any of its Affiliates with respect to any Employee.

          (c)   Schedule 3.13(c) sets forth a list of TDCC Benefit Plans. A copy of the plan document, summary plan description or summary of each TDCC Benefit Plan, in each case as in effect on the date of this Agreement and in each case sufficient for Purchaser to fulfill Purchaser's obligations in Article VI, and a copy of the most recent favorable determination letter for each TDCC Benefit Plan that is a defined contribution plan and is intended to be qualified under Section 401(a) of the Code, has been made available to Purchaser.

        3.14    Environmental Matters.     Except as set forth on Schedule 3.14:

          (a)   to TDCC's Knowledge, AgroFresh and TDCC and each applicable Affiliate of TDCC is in compliance with all Environmental Laws applicable to the Business, except where the failure to so comply would not reasonably be expected to have a Business Material Adverse Effect;

          (b)   TDCC and AgroFresh are in possession of all Environmental Permits, if any, required for the conduct or operation of the Business and, to TDCC's Knowledge, are in compliance with all of the requirements and limitations included in such Environmental Permits, except where the failure to possess such Environmental Permits or to so comply would not reasonably be expected to have a Business Material Adverse Effect;

          (c)   since January 1, 2015, no written notice from any Governmental Authority has been received by AgroFresh, TDCC or any of its Affiliates claiming that (i) the use of any of the tangible Business Assets is in violation of any Environmental Law or Environmental Permit or (ii) AgroFresh or TDCC or any of its Affiliates is responsible (or potentially responsible) for Remedial Action with respect to the operations or facilities included in the Business, other than, in each case, such notices that have been resolved by the applicable Governmental Authority and except for violations and Remedial Actions that would not reasonably be expected to have a Business Material Adverse Effect; and

          (d)   as of the date of this Agreement, there are no Proceedings pending or, to TDCC's Knowledge, threatened in writing against AgroFresh or TDCC or any of its Affiliates (in each case, solely in relation to the Business) with respect to any Remedial Action or violation of any Environmental Law or Environmental Permit, except for any such Remedial Actions or violations that would not reasonably be expected to have a Business Material Adverse Effect.

Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 3.14 are the only representations and warranties relating to Environmental Laws or Remedial Actions, including all Environmental Permits, made by TDCC under this Agreement.

        3.15    Taxes.    Except as set forth on Schedule 3.15:

          (a)   All material Tax Returns of the AgroFresh Entities that are required by applicable Law to be filed before the Closing Date by the AgroFresh Entities have been filed or will be filed in a timely manner (within any applicable extension periods), the information provided on such Tax

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  Returns is or will be complete in all material respects, and all Taxes shown to be due (before the Closing Date) on such Tax Returns have been timely paid in full or will be timely paid in full, to the extent that a failure to file such Tax Returns or pay such Taxes, or an inaccuracy in such Tax Returns, as applicable, would reasonably be expected to result in Purchaser or the AgroFresh Entities being liable for such Taxes or would reasonably be expected to give rise to a Lien on any asset of the AgroFresh Entities. There are no Liens for Taxes with respect to the AF Interests other than Permitted Liens.

          (b)   No Tax Return of any AgroFresh Entity is currently being examined by any Tax authority, which examination could reasonably be expected to result in a material Tax liability to Purchaser or any of its Affiliates after the Closing Date and no AgroFresh Entity has waived any statute of limitation or agreed to any extension of time with respect to a Tax assessment of deficiency with respect to any Tax Return (other than ordinary course extensions and extensions or agreements not related to the Business), which waiver or agreement to extend is currently in effect.

          (c)   No AgroFresh Entity is party to any Tax sharing agreement, Tax indemnification agreement, Tax allocation agreement or similar arrangement or arrangements (excluding Contracts not primarily related to Taxes and extensions or agreements not related to the Business) pursuant to which it will have any obligation to make any payments after the Closing.

          (d)   Each AgroFresh Entity has at all times been, in compliance with the provisions of Sections 6011, 6111 and 6112 of the Code relating to tax shelter disclosure, registration and list maintenance and with the Treasury Regulations thereunder, and no AgroFresh Entity has engaged in or entered into a "listed transaction" within the meaning of Treasury Regulation Sections 1.6011-4(b)(2), 301.6111-2(b)(2) or 301.6112-1(b)(2)(A). No Internal Revenue Service Form 8886 has been filed with respect to any AgroFresh Entity.

          (e)   No AgroFresh Entity has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

          (f)    Each AgroFresh Entity has withheld and paid to the appropriate Tax authority all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, stockholder or other third party and has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes.

          (g)   No AgroFresh Entity has been a member of an affiliated group filing a consolidated, combined or unitary U.S. federal, state, local or foreign income Tax Return, other than any such group of which TDCC or any Subsidiary thereof (including RandH) is the common parent. No Agro Fresh Entity has any material current liability for the Taxes of any person (other than the AgroFresh Entities) under Treasury regulations section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor or by contract.

          (h)   No AgroFresh Entity has any request for a material ruling in respect of Taxes pending between such AgroFresh Entity and any Tax authority.

          (i)    Either TDCC or RandH is eligible to make the Section 338(h)(10) Election with respect to the AgroFresh Business Combination.

          (j)    None of the AgroFresh Entities has received or accrued income (or would have received or accrued income on or before the Closing Date if the Closing Date was the last day of the taxable year) that will be required to be included in the income of a "United States shareholder" (as defined under Section 951(b) of the Code or similar provision of state or local Law) in any taxable period (including any Straddle Period) that is related or attributable to (A) "subpart F income" (within the meaning of Section 952 of the Code or similar provision of state or local Law) or (B) the holding of "United States property" (within the meaning of Section 956 of the Code or similar provision of state or local Law) on or prior to the Closing Date.

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          (k)   None of the AgroFresh Entities is a party to any "gain recognition agreement" (within the meaning of Treasury Regulations Section 1.367(a)-8 or 8T (as applicable)).

          (l)    None of the AgroFresh Entities is or at any time has been subject to (i) the dual consolidated loss provisions of Section 1503(d) of the Code, (ii) the overall foreign loss provisions of Section 904(f) of the Code or (iii) the recharacterization provisions of Section 952(c)(2) of the Code.

        3.16    Proceedings.

          (a)   Except as set forth on Schedule 3.16(a), as of the date of this Agreement, there are no Proceedings pending or, to TDCC's Knowledge, threatened, against AgroFresh or any Seller (solely in relation to the Business) before any Governmental Authority that would reasonably be expected to have a Business Material Adverse Effect. Except as set forth on Schedule 3.16(a), the operation of the Business is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority, the failure to comply with which would be reasonably expected to have a Business Material Adverse Effect, other than any such orders having application to industry-wide matters.

          (b)   As of the date of this Agreement, there are no Proceedings pending or, to TDCC's Knowledge, threatened, by or against AgroFresh or any Seller with respect to this Agreement or the transactions contemplated hereby.

        3.17    Compliance with Laws.     Except as set forth on Schedule 3.17, AgroFresh and the Asset Transferors (solely in relation to the Business) are in compliance with all Laws applicable to or binding on them or any of the Business Assets, except where the failure to so comply would not reasonably be expected to have a Business Material Adverse Effect. Since January 1, 2015, none of AgroFresh or any Seller has received any written notice from a Governmental Authority alleging that AgroFresh or any Seller (solely in relation to the Business) is not in compliance with any applicable Law, except where such failure to comply would not reasonably be expected to have a Business Material Adverse Effect. This Section 3.17 does not address matters that are specifically covered by other representations and warranties contained in this Article III.

        3.18    Information in Proxy Statement.     TDCC represents that the information supplied by TDCC for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Purchaser, (ii) the time of the Purchaser Stockholders' Meeting or (iii) the Closing, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that TDCC makes no representation with respect to any forward-looking statements supplied by TDCC for inclusion in, or relating to information to be included in, the Proxy Statement.

        3.19    Securities Law Matters.     TDCC (or its applicable Affiliate) is acquiring Purchaser Common Stock solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, any applicable state securities Law or any applicable foreign securities Law. TDCC acknowledges that the Purchaser Common Stock is not registered under the Securities Act, any applicable state securities Law or any applicable foreign securities Law and that such Purchaser Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or applicable foreign securities Law or pursuant to an applicable exemption therefrom and pursuant to state or foreign securities Laws, as applicable. TDCC (or its applicable Affiliate) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchaser Common Stock and is capable of bearing the economic risks of such investment. Each of TDCC and its

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applicable Affiliates is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

        3.20    Independent Investigation.     In making the decision to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, other than reliance on the representations and warranties of Purchaser set forth in this Agreement, TDCC has relied solely on its own independent investigation, analysis and evaluation of Purchaser and its business. TDCC confirms to Purchaser that TDCC is sophisticated and knowledgeable about the Purchaser and its business and is capable of evaluating the matters set forth above.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to TDCC as follows:

        4.1    Organization.     Purchaser is validly existing and in good standing under the Laws of the jurisdiction of its organization, and has all requisite corporate or other business entity power and authority to own, lease and operate its assets and to conduct its business as currently conducted, except where the failure to be in good standing or to have such power and authority would not materially impair Purchaser's ability to consummate the transactions contemplated hereby. Copies of the Purchaser Organizational Documents that are incorporated by reference as exhibits to Purchaser's Annual Report on Form 10-K for the year ended December 31, 2014 are complete and correct copies of such documents, as amended and in effect on the date of this Agreement.

        4.2    Capitalization.

          (a)   The authorized capital stock of Purchaser consist of four hundred million (400,000,000) shares of Purchaser Common Stock and one million (1,000,000) shares of preferred stock, par value $0.0001 per share. As of the date hereof, the issued and outstanding shares of capital stock of Purchaser consist of twenty-seven million five hundred sixty-two thousand five hundred (27,562,500) shares of common stock and zero shares of preferred stock (collectively, the "Purchaser Issued Equity"). All Purchaser Issued Equity has been duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal securities Laws and is not subject to, or issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the Purchaser Organizational Documents or any Contract to which Purchaser is a party or otherwise bound. Other than the Purchaser Issued Equity and the Purchaser Warrants, there are no Equity Interests of Purchaser issued or outstanding or Contracts in respect of any Equity Interest of Purchaser to which Purchaser is a party or by which it is bound.

          (b)   The Purchaser Warrants are, and after giving effect to the AgroFresh Business Combination will be, exercisable for one share of Purchaser Common Stock at an exercise price of eleven Dollars fifty cents ($11.50) per share. As of the date hereof, seventeen million one hundred eighty-five thousand (17,185,000) Purchaser Warrants are outstanding. No Purchaser Warrants are exercisable until the Closing. All outstanding Purchaser Warrants have been duly authorized and validly issued, are fully paid and were issued in compliance with all applicable federal and state securities Laws and are not subject to, and were not issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Purchaser Organizational Documents or any Contract to which Purchaser is a party or by which it is bound. Except for rights of holders of Purchaser Common Stock to convert their shares of Purchaser Common Stock into cash held in the Trust Account (all of which rights will expire upon consummation of the AgroFresh Business Combination), there are not any outstanding Contracts of Purchaser to repurchase, redeem or otherwise acquire any Equity Interest in Purchaser.

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          (c)   The Stock Consideration and the Series A Preferred Stock, when issued in accordance with the terms hereof, shall be duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, the Purchaser Organizational Documents or any Contract to which Purchaser is a party or otherwise bound.

          (d)   Purchaser has no Subsidiaries and does not own, directly or indirectly, any Equity Interests or other interests or investments (whether equity or debt) in any Person, whether incorporated or unincorporated. Purchaser is not party to any Contract that obligates Purchaser to invest money in, loan money to or make any capital contribution to any other Person.

        4.3    Authorization.     Purchaser has all requisite corporate power and authority to execute, deliver and perform this Agreement and its Related Agreements (in each case to the extent it is a party thereto) and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser and each of its applicable Affiliates of this Agreement and its Related Agreements (in each case to the extent it is a party thereto), and the consummation by Purchaser and each of its applicable Affiliates of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other business entity action. Purchaser has duly and validly executed and delivered this Agreement and, at or prior to the Closing, Purchaser and each of its applicable Affiliates will have duly and validly executed and delivered each of its Related Agreements. Assuming the due authorization, execution and delivery of this Agreement and the Related Agreements by the other parties hereto and thereto, this Agreement constitutes, and each Related Agreement shall after the Closing constitute, legal, valid and binding obligations of Purchaser and the Affiliates of Purchaser party thereto, enforceable against each of them in accordance with their respective terms, subject to the Enforceability Limitations.

        4.4    Governmental Consents; No Conflicts.

          (a)   The execution, delivery and performance of this Agreement and the Related Agreements by Purchaser do not and will not require any Consent of or with any Governmental Authority, other than any Consent the failure of which to be obtained would not reasonably be expected to have a Purchaser Material Adverse Effect or prevent or materially delay the consummation by Purchaser of the transactions contemplated by this Agreement.

          (b)   The execution, delivery and performance of this Agreement and of the applicable Related Agreements by Purchaser or the applicable Affiliates of Purchaser, and the consummation of the transactions contemplated hereby and thereby by such Persons, do not and will not (i) violate any Law applicable to or binding on Purchaser or any such Affiliate or their respective assets, (ii) violate or conflict with, result in a breach, cancellation or termination of, constitute a default under, result in the creation of any Lien upon any of the assets of Purchaser or any such Affiliate under, or result in or constitute a circumstance that, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which Purchaser or any such Affiliate is a party or by which Purchaser or any such Affiliate or their respective assets are bound or (iii) violate or conflict with any provision of the Purchaser Organizational Documents or similar organizational documents of any such Affiliate, except, in the case of each of clauses (i) and (ii), where such violation, conflict, breach, cancellation, termination, default or Lien (as applicable) would not reasonably be expected to have a Parent Material Adverse Effect or would not prevent or materially delay the consummation by Parent or any such Affiliate of the transactions contemplated by this Agreement.

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        4.5    SEC Reports and Financial Statements.

          (a)   Purchaser has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC under the Exchange Act or the Securities Act since Purchaser's incorporation to the date of this Agreement, together with any amendments, restatements or supplements thereto (all of the foregoing filed prior to the date of this Agreement, the "Purchaser SEC Reports"), and will have filed all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement through the Closing Date (the "Additional Purchaser SEC Reports"). All Purchaser SEC Reports, Additional Purchaser SEC Reports, any correspondence from or to the SEC or NASDAQ (other than such correspondence in connection with the initial public offering of Purchaser) and all certifications and statements required by (i) Rule 13a-14 or 15d-14 under the Exchange Act, or (ii) 18 U.S.C. § 1350 (Section 906) of the Sarbanes-Oxley Act with respect to any of the foregoing (collectively, the "Certifications") are available on EDGAR in full without redaction. Purchaser has heretofore furnished to TDCC true and complete copies of all amendments and modifications that have not been filed by the Purchaser with the SEC to all agreements, documents and other instruments that previously had been filed by the Purchaser with the SEC and are currently in effect. The Purchaser SEC Reports were, and the Additional Purchaser SEC Reports will be, prepared in accordance with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Purchaser SEC Reports did not, and the Additional Purchaser SEC Reports will not, at the time they were or are filed, as the case may be, with the SEC contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Certifications are each true and correct. Purchaser maintains disclosure controls and procedures required by Rule 13a-15(e) or 15d-15(e) under the Exchange Act. Each director and executive officer of Purchaser has filed with the SEC on a timely basis all statements required with respect to Purchaser by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 4.5, the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

          (b)   The financial statements and notes contained or incorporated by reference in the Purchaser SEC Reports fairly present, and the financial statements and notes to be contained in or to be incorporated by reference in the Additional Purchaser SEC Reports will fairly present, the financial condition and the results of operations, changes in stockholders' equity and cash flows of Purchaser as at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. No financial statements other than those of Purchaser are required by GAAP to be included in the consolidated financial statements of Purchaser.

        4.6    Trust Account.     Purchaser has (and will have immediately prior to the Closing) at least two hundred twenty million five hundred two thousand nine hundred sixty-one Dollars ($220,502,961) in the account established by Purchaser for the benefit of its public stockholders at the Trustee (the "Trust Account"), such monies invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and held in trust by Continental Stock Transfer & Trust Company (the "Trustee") pursuant to that certain Investment Management Trust Agreement, dated as of February 12, 2014, between Purchaser and Trustee (the "Trust Agreement"). The Trust Agreement is valid and in full force and effect and

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enforceable in accordance with its terms and has not been amended or modified. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Purchaser SEC Reports to be inaccurate or that would entitle any Person (other than stockholders of Purchaser holding Purchaser Issued Equity sold in Purchaser's initial public offering who shall have elected to redeem their Purchaser Issued Equity pursuant to the Purchaser Charter) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released. There are no Proceedings pending or, to the knowledge of Purchaser, threatened with respect to the Trust Account.

        4.7    Investment Company Act; JOBS Act.     Purchaser is not an "investment company" or a Person directly or indirectly "controlled" by or acting on behalf of an "investment company", in each case within the meaning of the Investment Company Act. Purchaser constitutes an "emerging growth company" within the meaning of the JOBS Act.

        4.8    Absence of Certain Changes or Events.     Since the date of Purchaser's incorporation, (a) there has not been any change, effect, event or occurrence that has had or would reasonably be expected to have a Purchaser Material Adverse Effect and (b) Purchaser has conducted its business only in the ordinary course of business consistent with past practice. Since January 1, 2015, there has not been any circumstance, action or activity that, if such circumstance, action or activity had occurred or been taken after the date hereof, would be a violation of Section 5.2(a) or 5.2(c) by Purchaser.

        4.9    Title to Assets.     Subject to the restrictions on use of the Trust Account set forth in the Trust Agreement, Purchaser owns good and marketable title to, or holds a valid leasehold interest in, or a valid license to use, all of the assets used by Purchaser in the operation of its business and which are material to Purchaser, free and clear of any Liens.

        4.10    Employee Matters.     Other than the current officers of Purchaser set forth on Schedule 4.10, Purchaser has not ever had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Purchaser's officers and directors in connection with activities on Purchaser's behalf in an aggregate amount not in excess of the amount of cash held by Purchaser outside of the Trust Account, Purchaser does not have any unsatisfied Liability with respect to any employee. Purchaser does not maintain, sponsor or have any Liability with respect to, any Employee Benefit Plan.

        4.11    Taxes.

          (a)   Purchaser has timely filed or has caused to be timely filed all material Tax Returns required to be filed by it (taking into account any validly obtained extension of time within which to file), and all such Tax Returns are true, complete and accurate in all material respects. Purchaser has paid or caused to be paid all material Taxes due and owing by it, other than Taxes that are being contested in good faith through appropriate proceedings for which appropriate reserves have been established.

          (b)   No deficiencies for any material Taxes (other than Taxes that are not yet due and payable or that are being contested in good faith and for which appropriate reserves have been established) have been proposed, asserted, assessed or threatened in writing against Purchaser which have not been settled and paid. All assessments for material Taxes due and owing by Purchaser with respect to completed and settled examinations or concluded litigation have been paid. There is no currently effective agreement or other document with respect to Purchaser extending the period of assessment or collection of any material Taxes. There are no material Liens for Taxes on any of the assets of Purchaser other than Permitted Liens. Purchaser has not been a "controlled corporation" or a "distributing corporation" in any distribution that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign Law) occurring during the two-year period ending on the date hereof. Purchaser has not engaged in any "listed

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  transaction" within the meaning of Section 6011 of the Code. Purchaser is eligible to make the Section 338(h)(10) Election with respect to the AgroFresh Business Combination.

        4.12    Proceedings.     There are no Proceedings pending or, to Purchaser's knowledge, threatened that are material to the Purchaser or that would reasonably be expected to have a Purchaser Material Adverse Effect.

        4.13    Compliance with Applicable Laws.     Since the date of its incorporation, Purchaser has complied with all Laws applicable to Purchaser, except where the failure to so comply would not reasonably be expected to have a Purchaser Material Adverse Effect. Since the date of its incorporation, Purchaser has not received any written communication from a Governmental Authority that alleges that Purchaser is not in compliance with any Law, except to the extent any instances of non-compliance would not have a Purchaser Material Adverse Effect.

        4.14    Indebtedness.     Purchaser has no indebtedness.

        4.15    Listing.     The issued and outstanding shares of Purchaser Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ. There is no Proceeding pending or, to the knowledge of Purchaser, threatened against Purchaser by NASDAQ or the SEC with respect to any intention by such entity to deregister the Purchaser Common Stock or prohibit or terminate the listing of Purchaser Common Stock on NASDAQ. Purchaser has taken no action that is designed to terminate the registration of Purchaser Common Stock under the Exchange Act.

        4.16    Board Approval; Stockholder Vote.     The Purchaser Board (including any required committee of Purchaser Board) has unanimously (i) declared the advisability of the transactions contemplated by this Agreement, including the AgroFresh Business Combination and the Charter Amendment, and approved this Agreement, the Related Agreements and the transactions contemplated hereby and thereby; and (ii) determined that the transactions contemplated by this Agreement and the Related Agreements are in the best interests of the stockholders of Purchaser. Other than the Purchaser Stockholder Approval, no other corporate proceedings on the part of Purchaser is necessary to authorize the transactions contemplated by this Agreement and the Related Agreements, including the AgroFresh Business Combination.

        4.17    Affiliate Transactions.     Other than (a) for payment of salary and benefits for services rendered, (b) reimbursement for expenses incurred on behalf of Purchaser or (c) with respect to any Person's ownership of Equity Interests of Purchaser, there are no Contracts between Purchaser, on the one hand, and, on the other hand, any (i) any present or former manager, employee, officer or director of either Purchaser, (ii) the Sponsor or any of its Affiliates, or (iii) any record or beneficial owner of the outstanding Purchaser Issued Equity as of the date hereof.

        4.18    Information in Proxy Statement.     Purchaser represents that the information supplied by Purchaser for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Purchaser, (ii) the time of the Purchaser Stockholders' Meeting or (iii) the Closing, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement shall comply with the applicable provisions of the Exchange Act.

        4.19    Purchaser Contracts.     Purchaser has performed all material obligations required to be performed by it to date under the Purchaser Material Contracts and is not (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder in any material respect, except for failures to perform or any such breach that would not have a Purchaser Material Adverse Effect. Purchaser has not provided to TDCC or any of its Affiliates any information or materials that would constitute "confidential information" or "evaluation material" (or similar term defined in a Contract of

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Purchaser containing confidentiality or non-disclosure obligations binding on Purchaser) or any other material that would give rise to a Liability of TDCC or any of its Affiliates pursuant to a confidentiality agreement, non-disclosure agreement or any other Contract containing confidentiality or non-disclosure obligations (such information or materials, "Third Party Confidential Information").

        4.20    Financing.

          (a)   Purchaser has delivered to TDCC true and complete copies of (i) an executed commitment letter, dated as of April 30, 2015, respectively (including all exhibits, annexes, schedules and term sheets and the executed fee letter (the "Fee Letter")) attached thereto or contemplated thereby (collectively, the "Debt Commitment Letter") pursuant to which, subject to the terms and conditions set forth therein, the Committed Lenders have committed to provide debt financing contemplated thereby (the "Debt Financing") for the purpose of funding the transactions contemplated hereby.

          (b)   The aggregate net cash proceeds to Purchaser of the Financing (after giving effect to any related fees or expenses) will provide sufficient funds to Purchaser to pay (i) all amounts required to be paid in respect of the Cash Consideration and any other amounts due and payable by Purchaser under this Agreement at Closing, in each case, (A) without any increase in the indebtedness or other obligations of the Company or (B) use of the assets of the Company (other than the Trust Account) and (ii) any and all fees and expenses required to be paid by Purchaser in connection with the AgroFresh Business Combination and the Financing. The obligations of the Committed Lenders to fund the entire amount of the Debt Financing under the Debt Commitment Letters are not subject to any condition or contingency, including any subsequent approval process, other than the conditions explicitly set forth in Section 6 entitled "Conditions Precedent" of the Debt Commitment Letters (such conditions, as so explicitly set forth in the Debt Commitment Letters as of the date hereof or as amended in accordance with the provisions hereof, the "Debt Financing Conditions"). There are no side letters or other Contracts related to the funding or investing, as applicable, of the Financing except for the Debt Commitment Letter and Fee Letter. Assuming due authorization, execution and delivery by each other Person party thereto (which, to the knowledge of Purchaser, is the case), each of the Debt Commitment Letters (and the commitments of the Committed Lenders to provide the Debt Financing set forth therein) is in full force and effect, has not been amended, modified, withdrawn or rescinded in any manner, has been duly executed by Purchaser and, to the knowledge of Purchaser, each other Person party thereto, and constitutes a legal, valid and binding obligation of Purchaser and, to the knowledge of Purchaser, each other Person party thereto, enforceable against Purchaser and, to the knowledge of Purchaser, each other Person party thereto in accordance with its terms, subject to the Enforceability Limitations. Purchaser has fully paid, or caused to be fully paid, any and all commitment, arrangement, upfront or other fees or amounts that are due and payable in connection with the Financing, and no further commitment or other fees will be required to be paid by Purchaser in respect of the Financing at any time prior to the Closing. No event has occurred that, with or without notice or lapse of time or both, would constitute a breach, default or failure of a condition by Purchaser or, to the knowledge of Purchaser, any other parties to the Commitment Letter, in each case, under the terms and conditions of the Commitment Letter. As of the date of this Agreement, Purchaser, after conducting due inquiry, has no reason to believe that any of the Debt Financing Conditions will not be satisfied on a timely basis or that the Financing will not be available to Purchaser on the Closing Date.

        4.21    Securities Law Matters.     Purchaser is acquiring the AF Interests and the AgroFresh Entity Securities solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, any applicable state securities Law or any applicable foreign securities Laws. Purchaser acknowledges that the AF Interests and AgroFresh Entity Securities are not registered under the Securities Act, any applicable state securities Law or any

38

applicable foreign securities Laws and that such AF Interests and AgroFresh Entity Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act or applicable foreign securities Laws or pursuant to an applicable exemption therefrom and pursuant to state or foreign securities Laws, as applicable. Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the AF Interests and the AgroFresh Entity Securities and is capable of bearing the economic risks of such investment. Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

        4.22    Solvency.     After giving effect to the transactions contemplated by this Agreement, including the Financing, any Alternative Financing and the payment of the Cash Consideration, payment of all amounts required to be paid in connection with the Closing and the other transactions contemplated by this Agreement, and payment of all related fees and expenses, Purchaser will be Solvent as of the Closing and immediately after the consummation of the Closing and the other transactions contemplated by this Agreement. For purposes of the foregoing, the term "Solvent", when used with respect to any Person, means that, as of any date of determination, (i) the amount of the "fair saleable value" of the assets of such Person will, as of such date, exceed the sum of (A) the value of all "liabilities of such Person, including contingent and other liabilities," as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (B) the amount that will be required to pay the probable liabilities of such Person, as of such date, on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (ii) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (iii) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature. For purposes of the definition of "Solvent", "not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged" and "able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature" means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Purchaser or its subsidiaries.

        4.23    Independent Investigation.     In making the decision to enter into this Agreement, and the Related Agreements and to consummate the transactions contemplated hereby and thereby, other than reliance on the representations and warranties of TDCC set forth in this Agreement, Purchaser has relied solely on its own independent investigation, analysis and evaluation of the Business, AgroFresh and the Business Assets (including Purchaser's own estimate and appraisal of the value of the Business, financial condition, operations and prospects of the Business, AF Interests , AgroFresh Entities and Business Assets). Purchaser confirms to TDCC that Purchaser is sophisticated and knowledgeable about the Business and is capable of evaluating the matters set forth above.

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ARTICLE V
COVENANTS

        5.1    Access to Information.

          (a)   From and after the date of this Agreement until the Closing Date, TDCC shall afford to Purchaser and its Representatives reasonable access, upon reasonable advance written notice (which in no event shall be less than forty-eight (48) hours' notice), during normal business hours, to the personnel and properties of AgroFresh and the personnel, books and records of the Business (other than Tax Returns of AgroFresh, TDCC and its Affiliates and all notes, worksheets, files and documents relating thereto) to the extent relating to AgroFresh or the Business Assets; provided, however, that nothing herein will obligate TDCC to take or permit any actions that would (a) unreasonably interrupt the normal course of the Business or any other business of AgroFresh or TDCC or any of its Affiliates; (b) result in any waiver of attorney-client privilege or violate any Law or the terms of any Contract to which AgroFresh or TDCC or any of its Affiliates is a party or to which any of their respective assets are subject; or (c) subject AgroFresh or TDCC or any of its Affiliates to risk of Liability; provided, further, that prior to the expiration of any waiting period under any Competition Law applicable to the transactions contemplated by this Agreement, Purchaser and its Representatives shall only be permitted such reasonable access that, in TDCC's sole discretion, after consultation with counsel, is appropriate during such review process. During any visits to any offices, facilities or other properties of or leased by AgroFresh permitted by this Section 5.1, Purchaser shall comply, and shall cause its Representatives to comply, with all safety, health and security rules applicable to the premises being visited. TDCC shall have the right to have a Representative present at all times during any such inspections, interviews and examinations conducted at or on the offices or other facilities or properties of or leased by AgroFresh. From and after the date of this Agreement until the Closing Date, Purchaser shall not have access to or communicate with any customers, suppliers or other counterparties of the Business without the prior written Consent of TDCC and then only on such terms to which TDCC Consents. Notwithstanding anything to the contrary in this Section 5.1, Purchaser shall not be allowed to sample and analyze any soil or groundwater or other environmental media, or any building material, without the express written Consent of TDCC, which may be withheld in the sole discretion of TDCC. All access and information contemplated by this Section 5.1 shall be subject to the terms and conditions of the Confidentiality Agreement and the provisions of this Section 5.1 are subject to Section 5.17 and Section 5.21.

          (b)   From and after the date of this Agreement until the Closing Date, Purchaser shall afford to TDCC and its Representatives reasonable access, upon reasonable advance written notice (which in no event shall be less than forty-eight (48) hours' notice), during normal business hours, to the personnel, books and records of Purchaser and as is reasonably necessary in connection with the consummation of the transactions contemplated by this Agreement; provided, however, that nothing herein will obligate Purchaser to take or permit any actions that would (i) unreasonably interrupt the normal course of its business; or (ii) result in any waiver of attorney-client privilege or violate any Law or the terms of any Contract to which Purchaser is a party or to which any of its assets are subject. During any visits to any offices, facilities or other properties of or leased by Purchaser permitted by this Section 5.1, TDCC shall comply, and shall cause its Representatives to comply, with all safety, health and security rules applicable to the premises being visited.

          (c)   From and after the date hereof, Purchaser will not disclose or provide access to TDCC or any of its Affiliates to any Third-Party Confidential Information unless TDCC shall have first consented in writing to such disclosure or access.

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        5.2    Conduct of Business Pending the Closing.

          (a)   From the date of this Agreement until the Closing Date, except as contemplated by the Restructuring Transactions, as set forth on Schedule 5.2 or as contemplated, permitted, or required by this Agreement or any Related Agreement, required by applicable Law, or to the extent that the other party shall otherwise Consent in writing (which Consent shall not be unreasonably withheld, conditioned or delayed) (such exceptions, the "Conduct of Business Exceptions"), (i) TDCC shall operate the Business in the ordinary course of business in all material respects and (ii) Purchaser shall conduct its operations in the ordinary course of business in all material respects.

          (b)   Without limiting the generality of Section 5.2(a) and subject to the Conduct of Business Exceptions, prior to the Closing TDCC shall not, and shall cause the Asset Transferors (solely in relation to the Business) and AgroFresh not to, to the extent related solely to the Business:

              (i)  amend the charter, bylaws or similar organizational documents of AgroFresh;

             (ii)  authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver, any Equity Interests of AgroFresh;

            (iii)  sell, transfer, lease, license, convey or otherwise dispose of any material assets of AgroFresh or any material assets that would otherwise constitute Business Assets, except in the ordinary course of business;

            (iv)  approve any new capital expenditures of more than five hundred thousand Dollars ($500,000) of AgroFresh that are not in the ordinary course of business;

             (v)  other than supply arrangements in the ordinary course of business, enter into any material transaction with any Affiliate of TDCC;

            (vi)  grant any increase in the base salary or wages, bonus opportunity, or other benefits payable to any Employee, in each case except (i) in the ordinary course of business and in a manner consistent with past practice or to the extent undertaken in connection with the implementation of a program that impacts all similarly situated employees of TDCC and its Affiliates, (ii) as required by Law or (iii) as required by the terms of any existing Contract, announced commitment, TDCC Benefit Plan or other Multiemployer Plan or collective bargaining agreement;

           (vii)  amend or modify in a manner materially adverse to the Business any Material Contract, terminate any Material Contract other than in the ordinary course of business or enter into a Contract that, if entered into prior to the date hereof, would have been a Material Contract required to be disclosed pursuant to Section 3.10, other than in the ordinary course of business;

          (viii)  declare, set aside or pay any dividend or any other distribution with respect to the Equity Interests of AgroFresh, except dividends or other distributions of Cash and Cash Equivalents;

            (ix)  waive or abandon or otherwise dispose of any rights in or to any material Business Intellectual Property; or

             (x)  agree in writing to do any of the foregoing.

          (c)   Without limiting the generality of Section 5.2(a) and subject to the Conduct of Business Exceptions, prior to the Closing Purchaser shall not:

              (i)  amend the Purchaser Organizational Documents;

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             (ii)  subject to Section 5.2(e), authorize for issuance, issue, sell or deliver, or agree or commit to issue, sell or deliver, any Equity Interests of Purchaser;

            (iii)  effect any recapitalization, reclassification, stock dividend, stock split or like change in the capitalization of Purchaser;

            (iv)  enter into any transaction with any Affiliate of Purchaser;

             (v)  loan or advance any funds to any Person;

            (vi)  hire any employee or grant any increase in the base salary or wages, bonus opportunity, or other benefits payable to any employee;

           (vii)  establish, amend or modify any Employee Benefit Plan (whether material or immaterial) that contemplates obligations of Purchaser or any Affiliate of Purchaser from and after the Closing;

          (viii)  amend or modify in a manner adverse to Purchaser any Purchaser Material Contract, terminate any Purchaser Material Contract or enter into a Contract that, if entered into prior to the date hereof, would have been a Purchaser Material Contract;

            (ix)  make or rescind any material election relating to Taxes, settle or compromise any material Proceeding relating to Taxes, or, except as required by applicable Law, make any material change to any of its methods of Tax accounting;

             (x)  declare, set aside or pay any dividend or any other distribution with respect to the Equity Interests of Purchaser or redeem or repurchase any Equity Interests of Purchaser (other than in accordance with the Purchaser Stockholder Redemption at the Closing);

            (xi)  undertake any operations or actions, except for operation or actions as are reasonable and appropriate in furtherance of the AgroFresh Business Combination; or

           (xii)  agree in writing to do any of the foregoing.

          (d)   The parties hereto agree and acknowledge that if Purchaser or TDCC does not grant or deny Consent to a proposed action that requires such party's Consent pursuant to this Section 5.2 within five (5) Business Days (or such shorter time as the requesting party may indicate is required under the circumstances) after its receipt of a written request by the requesting party for Consent to take such action, the requesting party shall be deemed to have been granted consent to the taking of such action notwithstanding any other provision of this Section 5.2.

          (e)   Notwithstanding Section 5.2(c)(ii) to the contrary, Purchaser shall have the right at or before the Closing to issue Purchaser Common Stock with an aggregate price of not more than seventy-five million Dollars ($75,000,000) at a per share price of not less than ten Dollars ($10.00) (it being understood both such prices are net to Purchaser). Purchaser agrees to (i) reasonably cooperate and consult with TDCC regarding any such offering of Purchaser Common Stock, including the timing and terms thereof, (ii) keep TDCC apprised of the status of matters relating to such offering, including promptly furnishing TDCC with copies of written communications received by or given to any third party in respect of any such offering, (iii) permit TDCC to review and incorporate TDCC's reasonable comments in documentation relating to any such offering, and (iv) consult with TDCC in advance of and not participate in any meeting or discussion relating to any such offering, either in person or by telephone, with any third party in connection with any such offering, unless Purchaser gives TDCC the opportunity to attend and observe; provided that, subject to the first sentence of this Section 5.2(e), the final terms of any such offering of Purchaser Common Stock, including the documentation and investors, shall be made by Purchaser in its sole discretion.

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        5.3    Consents and Approvals.

          (a)   On the terms and subject to the conditions of this Agreement, each party shall use its reasonable best efforts to cause the Closing to occur, including taking all reasonable actions necessary (i) to comply promptly with all legal requirements that may be imposed on it or any of its Affiliates with respect to the Closing and (ii) to obtain each Consent of or with a Governmental Authority that, if not obtained or made, would reasonably be expected to have a material adverse effect on the ability of the parties to consummate the transactions contemplated hereby.

          (b)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.3, TDCC and Purchaser shall (i) promptly, and in any event no later than ten (10) Business Days after the date of this Agreement, file with the Antitrust Division and the FTC the notification and report forms required for the transactions contemplated hereunder by the HSR Act, (ii) cooperate with each other in (A) determining, as promptly as possible, whether any filings are required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, Consents or orders are required to be obtained from, any Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (B) timely making all such filings and timely seeking all such actions or nonactions, waivers, expirations or terminations of waiting periods, clearances, Consents or orders, (iii) respond promptly to inquiries from any Governmental Authority in connection with any filings made pursuant to this Section 5.3 and supply as promptly as practicable such information or documentation as may be requested pursuant to any Competition Law by any Governmental Authority and (iv) use reasonable best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (c)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.3, and notwithstanding anything in this Agreement to the contrary, Purchaser shall take any and all such further action as may be necessary to resolve such objections, if any, as federal or state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other Person may assert under Competition Laws with respect to the transactions contemplated by this Agreement and to avoid or eliminate, and minimize the impact of, each and every impediment under any Law that may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement, in each case so as to enable the Closing to occur as soon as reasonably possible, including (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets, businesses, products or product lines of Purchaser (or any of its Affiliates) or the Business Assets, (ii) creating or terminating relationships, ventures, contractual rights or Liabilities of Purchaser or its Affiliates and (iii) otherwise taking or committing to take actions that after the Closing would limit the freedom of Purchaser or its Affiliates with respect to, or its ability to retain, one or more of its or its Affiliates' businesses, product lines or assets, in each case as may be required in order to obtain all required actions or nonactions, waivers, expirations or terminations of waiting periods, clearances, Consents or orders and to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any Proceeding that would otherwise have the effect of preventing the Closing or delaying the Closing beyond the Outside Date (each of clauses (i), (ii) and (iii), a "Divestiture Action"). For the avoidance of doubt, nothing in this agreement shall obligate TDCC or its Affiliates to agree to any Divestiture Action with respect to any businesses or assets other than the Business Assets.

          (d)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.3, TDCC and Purchaser shall cooperate with each other with respect to obtaining and

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  making all notifications and filings with Governmental Authorities and act as if all notifications, filings, submissions and other evidence are required to be prepared and filed jointly by all parties even if under particular circumstances they are formally made by only one party. Subject to applicable legal limitations, each of TDCC and Purchaser agrees to (i) cooperate and consult with the other regarding obtaining and making all notifications and filings with Governmental Authorities, (ii) furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep the other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices or other communications received by such party from, or given by such party to, any third party or any Governmental Authority with respect to such transactions, (iv) permit the other party to review and incorporate the other party's reasonable comments in any communication to be given by it to any Governmental Authority with respect to any filings required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, Consents or orders required to be obtained from, such Governmental Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (v) consult with the other in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Governmental Authority in connection with the proposed transactions unless it gives the other party the opportunity to attend and observe. The parties hereto shall use reasonable best efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 5.3(d) in a manner so as to preserve any applicable privilege. This Section 5.3(d) shall not apply with respect to the Restructuring Transactions.

          (e)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.3, if any administrative or judicial Proceeding, including any Proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Competition Law, each of TDCC and Purchaser shall use reasonable best efforts to contest and resist any such Proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect or comes into effect and that enjoins, restrains, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement.

          (f)    Purchaser shall not, and shall not permit its Affiliates to, enter into any transaction, or any agreement to effect any transaction (including any merger or acquisition) that might reasonably be expected to make it more difficult, or to increase the time required, to (i) obtain the expiration or termination of any required waiting period under any Competition Law applicable to the transactions contemplated by this Agreement, (ii) avoid the entry of, the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that is reasonably likely to prevent or materially delay the consummation of the transactions contemplated hereby or (iii) obtain all actions or nonactions, waivers, expirations or terminations of waiting periods, clearances, Consents and orders of Governmental Authorities necessary for the consummation of the transactions contemplated by this Agreement.

          (g)   Purchaser acknowledges that certain Consents with respect to the transactions contemplated by this Agreement may be required from parties to Contracts and that such Consents have not been obtained. Purchaser agrees that neither TDCC nor any of its Affiliates shall have any Liability whatsoever to Purchaser arising out of or relating to the failure to obtain any Consents that may be required in connection with the transactions contemplated by this Agreement or because of the termination of any Contract as a result thereof. Purchaser

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  acknowledges that no representation, warranty or covenant of TDCC contained herein shall be breached or deemed breached, and no condition shall be deemed not satisfied, as a result of (i) efforts to obtain Consents in accordance with this Section 5.3(g) or the failure to obtain any such Consent, (ii) any such termination or (iii) any Proceeding or investigation commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any such Consent or any such termination. Prior to the Closing, each party shall, and shall cause its Affiliates to, use commercially reasonable efforts to obtain any such material Consents and waivers contemplated by this Section 5.3(g) (including the waivers set forth on Schedule 5.3(g)) in respect of such Contracts; provided, however, that such efforts shall not include any requirement that either party or any of its respective Affiliates expend money, commence, defend or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any third party.

          (h)   If any third party Consent has not been obtained with respect to any Business Contract as contemplated by Section 5.3(g) at or prior to the Closing, then until such time as such Consent is obtained, (i) Purchaser shall be entitled to the benefits of the Contract in question accruing after the Closing to the extent (and only to the extent) that TDCC or its applicable Affiliate may provide such benefits (A) without violating the terms of such Contract or any Law and (B) without incurring any material expense or otherwise taking any material actions or measures (including hiring additional employees), (ii) Purchaser shall perform, at its sole cost and expense, the obligations of TDCC or such Affiliate to be performed after the Closing under the Business Contract in question and (iii) Purchaser shall indemnify the TDCC Indemnified Parties against, be liable to the TDCC Indemnified Parties for and hold each TDCC Indemnified Party harmless from, any and all Losses incurred or suffered by each TDCC Indemnified Party in connection with any such arrangement or any such Business Contract; provided, however, that in no event shall Purchaser be entitled to receive such benefits beyond the term of any Business Contract and neither TDCC nor any of its Affiliates shall have any obligation to renew or replace any Business Contract upon the expiration or termination thereof.

          (i)    Notwithstanding anything contained in this Section 5.3 to the contrary, this Section 5.3 does not apply to Registrations, which are the subject of Section 5.14.

        5.4    Dow Names.

          (a)   Purchaser acknowledges that the Dow Names are and shall remain the property of TDCC or its respective Affiliates and that, subject to Section 5.4(c), nothing in this Agreement shall transfer, or shall operate as an agreement to transfer any right, title or interest in the Dow Names to Purchaser or any Affiliate of Purchaser.

          (b)   Subject to Section 5.4(c), TDCC is not granting Purchaser a license to use, and neither Purchaser nor any of its Affiliates shall have any right, title or interest in or to, the Dow Names after the Closing.

          (c)   TDCC grants to Purchaser pursuant to this Section 5.4(c) a limited transition trademark license solely for use in the Business for the purpose of transitioning the Dow Names after the Closing. Purchaser agrees that:

              (i)  as soon as reasonably practicable following the Closing, but in any event no later than ninety (90) days following the Closing Date, Purchaser shall, and shall cause all of its applicable Affiliates to, (A) cease to use any existing stationery, purchase order, invoice, receipt or other similar document containing any reference to the Dow Names or (B) only use such stationery, purchase order, invoice, receipt or other similar document after having deleted, pasted over or placed a sticker over such references;

             (ii)  as soon as reasonably practicable following the Closing, but in any event no later than ninety (90) days following the Closing Date, Purchaser and its Affiliates shall remove the

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    Dow Names from all premises, signs and vehicles that are included in the Business Assets or owned or used by AgroFresh;

            (iii)  following the Closing Date, no brochures, leaflets or similar documents and no packaging containing any reference to the Dow Names shall be printed, ordered or produced by or on behalf of Purchaser or any of its Affiliates and, with respect to existing brochures, leaflets or similar documents and packaging containing a reference to the Dow Names, Purchaser shall use its reasonable best efforts to ensure that, as soon as reasonably practicable but in no event later than ninety (90) days following the Closing Date, such references are deleted, pasted over or a sticker is put over such references; and

            (iv)  subject to Section 5.4(d), Purchaser shall ensure that, from and after the Closing, no other stocks, goods, products, services or software are ordered, manufactured, produced or provided by or on behalf of Purchaser or any of its Affiliates showing, having marked thereon or using the Dow Names.

          (d)   Notwithstanding the provisions of Section 5.4(c)(iv) to the contrary, following the Closing until such date as Purchaser or its Affiliates obtains, with respect to each jurisdiction, all Consents required to transfer the Transferred Registrations applicable to such jurisdiction, Purchaser may, to the extent necessary for use solely on Inventories in such jurisdiction in the ordinary course of its business and in a manner consistent with past practice, order, manufacture, package, label and commercialize 1-methylcyclopropene products ("Products") bearing the Dow Names under the Transferred Registrations, subject to the following conditions:

              (i)  Purchaser shall comply with all Laws relating to the manufacture, packaging, labeling, shipping, transportation, importation, exportation, storage, handling and sale of the Products;

             (ii)  if Purchaser becomes aware of any actual or alleged unreasonable adverse effects on human health or the environment concerning the Products, Purchaser shall immediately inform TDCC of such information and will provide copies of all support for such unreasonable adverse effects to TDCC;

            (iii)  all Products shall have the same composition as that identified in the applicable Transferred Registrations;

            (iv)  all Products shall be manufactured by the same manufacturer as that identified in the applicable Transferred Registrations;

             (v)  all Products shall have the same labeling as that identified in the applicable Transferred Registrations; and

            (vi)  following the receipt in a jurisdiction of all Consents required to transfer the Transferred Registrations applicable to such jurisdiction, Purchaser shall use and sell Inventories bearing the Dow Names in such jurisdiction prior to using or selling any substantially similar Inventories in such jurisdiction.

          (e)   Purchaser agrees that neither it nor any of its Affiliates shall acquire any rights whatsoever in the Dow Names by virtue of their use of the Dow Names during this transition period, and that all use of the Dow Names during this transition period shall inure solely to the benefit of TDCC and its Affiliates. Purchaser shall, and shall cause its Affiliates to, ensure that all uses of the Dow Names as provided in this Section 5.4 shall be only with respect to goods and services of a level of quality equal to or greater than the quality of goods and services with respect to which the Dow Names were used in the Business prior to the Closing. Any and all goodwill generated by the use of the Dow Names under this Section 5.4 shall inure solely to the benefit of TDCC and its Affiliates. In no event shall Purchaser or its Affiliates use the Dow Names in any

46

  manner that may damage or tarnish the reputation of TDCC or the goodwill associated with the Dow Names or in any other manner detrimental to TDCC or its Affiliates.

          (f)    Purchaser agrees that TDCC and its Affiliates shall have no responsibility for claims by third parties arising out of, or relating to, the use by Purchaser and its Affiliates of any Dow Names after the Closing. In addition to any and all other available remedies, Purchaser shall indemnify and hold harmless TDCC and its Affiliates, successors and assigns, from and against any such claims that may arise out of the use of the Dow Names by Purchaser or any of its Affiliates (i) in accordance with the terms and conditions of this Section 5.4, other than such claims that the Dow Names infringe the Intellectual Property rights of any third party; or (ii) in violation of or outside the scope permitted by this Section 5.4. Notwithstanding anything in this Agreement to the contrary, Purchaser hereby acknowledges that in the event of any breach or threatened breach of this Section 5.4, the TDCC, in addition to any other remedies available to it, shall be entitled to a preliminary injunction, temporary restraining order or other equivalent relief restraining Purchaser or any of its Affiliates from any such breach or threatened breach.

        5.5    Brokers.     Regardless of whether the Closing shall occur, (a) TDCC shall indemnify Purchaser and its Affiliates against, be liable to Purchaser and its Affiliates for and hold Purchaser and its Affiliates harmless from, any and all Liability for any brokers' or finders' fees or other commissions arising with respect to brokers, finders, financial advisors or other Persons retained or engaged by TDCC or any of its Affiliates (or claiming to have been retained or engaged thereby) in respect of the transactions contemplated by this Agreement, (b) the parties acknowledge that an Affiliate of Sponsor has entered into a letter agreement regarding payment of certain Transaction Expenses of Purchaser; and (c) Purchaser shall indemnify TDCC and its Affiliates against, be liable to TDCC and its Affiliates for and hold TDCC and its Affiliates harmless from, any and all Liability for any brokers' or finders' fees or other commissions arising with respect to brokers or finders retained or engaged by Purchaser or any of its Affiliates (or claiming to have been retained or engaged thereby) in respect of the transactions contemplated by this Agreement.

        5.6    Preservation of Books and Records; Access and Assistance.

          (a)   For a period of seven (7) years after the Closing Date, Purchaser shall preserve and retain all Business Records and other accounting, legal, auditing and other books and records of the Business (including any documents relating to any governmental or non-governmental claims, Proceedings or investigations with respect to the AgroFresh Entities or TDCC or its Affiliates) relating to (i) the conduct of the Business or (ii) the ownership or operation of the Business Assets or the AgroFresh Entities prior to the Closing Date (collectively, the "Retained Records"). Notwithstanding the foregoing, Purchaser may dispose of any such books and records during such seven (7) year period if such books and records are first offered in writing to TDCC and not accepted by TDCC within thirty (30) days of such offer. If at any time after the end of the applicable retention period Purchaser intends to dispose of any such books and records, Purchaser shall not do so without first offering such books and records to TDCC.

          (b)   After the Closing Date, Purchaser shall permit TDCC and its authorized Representatives to have reasonable access to, and to inspect and copy, all Retained Records and to meet with officers and employees of Purchaser on a mutually convenient basis in order to obtain explanations with respect to such Retained Records, to obtain additional information and for any other reasonable business purpose, including the preparation of financial statements.

          (c)   In the event and for so long as either party hereto is contesting or defending against any Proceeding, hearing, investigation, claim or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction prior to the Closing Date involving any Business Asset, AgroFresh Entities or the Business, the other party

47

  hereto shall (A) fully cooperate with the contesting or defending party and its counsel in, and assist the contesting or defending party and its counsel with, the contest or defense, (B) make available such other party's personnel (including for purposes of fact finding, consultation, interviews, depositions and, if required, as witnesses) and (C) provide such information, testimony and access to its books and records, in each case as shall be reasonably requested in connection with the contest or defense, all at the sole cost and expense (not including employee compensation and benefits costs) of the contesting or defending party. For the avoidance of doubt, this Section 5.6(c) shall not apply with respect to disputes between the parties hereto.

        5.7    Removal of Certain Assets.     Except as permitted under the terms and conditions of the Occupancy Agreement or the Bailment Agreement with respect to the Business Assets located at the facilities of TDCC or its Affiliates subject thereto, as soon as reasonably practicable after the Closing, but in any event within thirty (30) days after the Closing, Purchaser shall, at its sole cost and expense, remove all of the Business Assets from any facility or warehouse of TDCC or its Affiliates. In the event that any Business Asset has not been removed as of the date that is thirty (30) days after the Closing, TDCC shall have the right to use or dispose of such Business Asset in its sole discretion. As soon as reasonably practicable after the Closing, but in any event within thirty (30) days after the Closing, TDCC shall, at its sole cost and expense, remove the assets set forth on Schedule 5.7 from any real property that is subject to the Real Property Leases included in the Business Assets.

        5.8    Insurance.     Purchaser acknowledges that (a) all of the insurance policies and programs maintained by TDCC or any of its Affiliates prior to the Closing Date will be terminated with respect to the Business and the AgroFresh Entities effective as of the Closing Date and (b) upon such termination, the Business (including the AgroFresh Entities) will cease to be covered under such policies and programs and Purchaser will have to obtain replacement coverage (including coverage as Purchaser deems appropriate for the Business Assets, AgroFresh Entities and the operation of the Business). For the avoidance of doubt, TDCC shall retain all rights to control its and its Affiliates' insurance policies and programs, including the right to exhaust, settle, release, commute, buy back or otherwise resolve disputes with respect to any of its insurance policies and programs, notwithstanding whether any such policies or programs apply to any Liability of Purchaser or any of its Affiliates.

        5.9    Confidentiality.

          (a)   Purchaser acknowledges that the information being provided to it in connection with the transactions contemplated hereby is subject to the Confidentiality Agreement, the terms of which are incorporated herein by reference. Effective upon, and only upon, the Closing, (i) the obligations of confidentiality and limited use contained in the Confidentiality Agreement shall, without further action of any party, terminate with respect to information relating solely to (x) the Business (but excluding information relating to matters that are not Business Assets) or (y) the Business Assets of AgroFresh; and (ii) the restrictions contained in the Confidentiality Agreement regarding contacting client, customers and suppliers and other parties having a relationship to the Business shall, without further action of any party, terminate. Purchaser acknowledges that the Confidentiality Agreement shall remain in full force and effect in all other respects in accordance with its terms.

          (b)   Purchaser acknowledges that certain Transferred Employees may have obtained confidential information associated with Other Dow Businesses (collectively, "Confidential Information"), and that these employees have previously signed confidentiality agreements that contain covenants prohibiting the use or disclosure of such Confidential Information. Purchaser agrees to respect and not interfere with the terms and conditions of such confidentiality agreements, including by not seeking or requiring the disclosure of any Confidential Information by such employees in breach of such confidentiality agreements.

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        5.10    Taxes.

          (a)   TDCC shall prepare and timely file or cause to be prepared and timely filed, in accordance with past practice (unless otherwise required by applicable Law), all Tax Returns of the AgroFresh Entities and with respect to the Business for any Pre-Closing Tax Period that relate to Consolidated Taxes.

          (b)   Purchaser shall prepare and timely file or cause to be prepared and timely filed, in accordance with past practice (unless otherwise required by applicable Law), all other Tax Returns of the AgroFresh Entities and with respect to the Business.

          (c)   Any refunds (or credits for overpayment), rebates or similar payments of Taxes, including any interest received from a Tax authority thereon, of the AgroFresh Entities and with respect to the Business attributable to any Pre-Closing Tax Period shall be for the account of TDCC. Promptly upon receipt by Purchaser (or any of its Affiliates) of any such refund (or credit for overpayment), Purchaser shall pay over, by wire transfer of immediately available funds, any such refund (or the amount of any such credit), including any interest thereon, to TDCC. At TDCC's request, Purchaser shall take, or cause its Affiliate to take, any reasonable action necessary to promptly claim refunds attributable to any Pre-Closing Tax Period. Following written notice from Purchaser, TDCC will reasonably promptly reimburse Purchaser, by wire transfer of immediately available funds, any such refund to the extent subsequently disallowed by a relevant Tax authority.

          (d)

              (i)  (A) Purchaser and each of the AgroFresh Entities agree to give written notice to TDCC of the receipt of any written notice by Purchaser or any of the AgroFresh Entities that involves the assertion of any claim for Taxes or the commencement of any Tax Proceeding or Tax audit for any Pre-Closing Tax Period and (B) TDCC agrees to give written notice to Purchaser of the receipt of any written notice by TDCC which involves the assertion of any claim for Taxes with respect to the AgroFresh Entities or the Business.

             (ii)  Notwithstanding anything herein to the contrary, TDCC shall control the contest or resolution of any Tax Proceeding with respect to Consolidated Taxes.

          (e)   After the Closing, TDCC and Purchaser shall reasonably cooperate in preparing and filing all Tax Returns to the extent such filing requires one party (or its Affiliates) to provide to the other party (or its Affiliates) necessary information, records and documents relating to (i) the AgroFresh Entities or (ii) the Business. TDCC and Purchaser shall cooperate in the same manner in defending or resolving any audit, examination or litigation relating to Taxes.

          (f)    After the Closing, AgroFresh will be responsible for all sales, use, transfer, real property transfer, value added, recording, registration, stamp, stamp duty or similar Taxes and fees and all formalities and recording costs, arising out of the transfer of the AF Interests and the Business Assets pursuant to this Agreement (including pursuant to any Restructuring Transaction) and all costs and expenses incurred in connection therewith ("Transfer Taxes"). The Tax Returns relating to such Transfer Taxes shall be timely prepared by the party legally obligated to make such filing. The parties agree to cooperate with each other in connection with the preparation and filing of such Tax Returns, in obtaining all available exemptions from such Transfer Taxes and in timely providing each other with resale certificates and any other documents necessary to satisfy any such exemptions. At the Closing, TDCC shall deliver to Purchaser a schedule setting forth TDCC's good faith estimate of all Transfer Taxes by jurisdiction, which schedule shall be updated by TDCC following determination of the Allocation Schedule (as defined in the Tax Receivables Agreement).

          (g)   Wherever possible, the parties agree to subject any transfer of assets pursuant to any Restructuring Transaction to the value added tax exemption provisions which are set forth in

49

  paragraphs 19 and 29 of the European Directive No. 2006/112/EC dated November 28, 2006, as amended, or to equivalent provisions under applicable Law, and to cooperate in obtaining any such exemptions. Any value added tax or other Transfer Taxes, if any, applicable to the transfer of assets to the AgroFresh Entities pursuant to the Restructuring Transactions or otherwise, that are required to be paid or collected and remitted to the applicable Governmental Authority by TDCC or any Affiliate thereof, shall be paid by Purchaser to TDCC, as an addition to the Purchase Price, on or before March 31, 2016 (the "Transfer Tax Payment Date"); provided that to the extent any AgroFresh Entity receives a refund or recovery with respect to such Transfer Taxes prior to the Transfer Tax Payment Date, Purchaser shall make payment to TDCC of such refund or recovery within five (5) Business Days after receipt thereof (and the amount to be paid by Purchaser to TDCC on the Transfer Tax Payment Date shall be reduced by the amount of such prior payment).

          (h)   Purchaser and its Affiliates shall not amend any previously filed Tax Returns for a Pre-Closing Tax Period, file Tax Returns for a Pre-Closing Tax Period in a jurisdiction where AgroFresh has not historically filed Tax Returns, initiate discussions or examinations with any Tax authority regarding Taxes with respect to any Pre-Closing Tax Period, make any voluntary disclosures with respect to Taxes for Pre-Closing Tax Periods, in each case, without the prior written Consent of TDCC or as required by applicable Law.

          (i)    Purchaser and RandH shall make a timely joint election under Section 338(h)(10) of the Code, and any similar election as may be available under applicable state or local law (collectively, the "Section 338(h)(10) Election"), with respect to the AgroFresh Business Combination. Purchaser and RandH agree to timely execute any and all forms (including IRS Form 8023 and all such forms, schedules and attachments as are necessary or required to be filed therewith pursuant to the applicable Treasury Regulations (and any similar election as may be available under applicable state or local law)) as are required in order to make a valid Section 338(h)(10) Election and Purchaser and RandH shall each take such other actions as are necessary to make or perfect the Section 338(h)(10) Election. For purposes of executing and filing the IRS Form 8023 (i) Purchaser shall prepare three originals of IRS Form 8023 for Closing, (ii) at the Closing, Purchaser shall provide such forms to RandH and at such time RandH shall execute each original of IRS Form 8023 prepared by Purchaser, (iii) Purchaser shall timely execute each such original IRS Form 8023, (iv) promptly thereafter Purchaser shall provide to RandH one executed original and (v) Purchaser shall timely file one executed original IRS Form 8023 with the IRS pursuant to this Section 5.10(i). All forms filed by Purchaser and RandH in connection with the Section 338(h)(10) Election shall be filed with the appropriate Governmental Authority not later than sixty (60) days before the last date for the filing thereof and the contents thereof shall be consistent with the Allocation Schedule determined in accordance with the Tax Receivables Agreement.

        5.11    Restructuring Transactions; Transition Efforts.

          (a)   TDCC shall use its reasonable best efforts to cause the transactions contemplated by Exhibit K (the "Restructuring Transactions") to be consummated at or before the Closing, provided that to the extent any Restructuring Transaction is not consummated at or before the Closing, subject to Section 2.4 and Section 5.3(h), TDCC shall cause such Restructuring Transaction to be consummated as promptly as reasonably practicable after the Closing. TDCC shall be entitled upon written notice to Purchaser to amend Exhibit K so long as such amendment does not adversely impact the operation of the Business after the Closing in any material respect. At TDCC's request from time to time, Purchaser shall, and shall cause its Affiliates to, promptly provide to TDCC, AgroFresh or either of their respective Affiliates all reasonably requested information that TDCC, AgroFresh or either of their respective Affiliates may require from Purchaser or its Affiliates in connection with the Restructuring Transactions.

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          (b)   During the period before the Closing, each of TDCC and Purchaser shall reasonably cooperate with each other and use commercially reasonable efforts to take, or cause to be taken, all necessary and appropriate actions to enable AgroFresh and its Subsidiaries to conduct the Business from and after the Closing without support from TDCC (other than the services provided pursuant to the Transition Services Agreement and the India Transition Services Agreement and rights of the AgroFresh Entities under the Bailment Agreement, Occupancy Agreement and Seconding Agreement). In furtherance and not in limitation of such obligations, each party agrees to enter into, or to cause its applicable Affiliate to enter into, the Sublease Agreement at the Closing. The parties acknowledge and agree that this Section 5.11(b) is not intended to impose any obligation on the parties from and after the Closing and shall not modify or otherwise impact in any respect the rights and obligations of the parties under the Transition Services Agreement and the India Transition Services Agreement.

          (c)   If there shall have occurred any fact or circumstance that constitutes a breach of or inaccuracy in Section 3.7(a) (such fact or circumstance, a "Deficiency"), at any time and from time to time from and after the Closing Date until the six (6) month anniversary of the Closing Date, Purchaser may deliver to TDCC written notice setting forth (i) a reasonably detailed description of such Deficiency, (ii) the impact of such Deficiency on the operations of the Business and (iii) if available, the cost of the impact of such Deficiency. Upon receipt of such notice of a Deficiency, TDCC shall, and shall cause its Affiliates to, take (at the sole cost and expense of TDCC) all actions necessary or appropriate to remediate the Deficiency and enable Purchaser to operate the Business in all material respects in the manner in which the Business would operate absent such Deficiency, including delivery of such asset or services constituting such Deficiency or a reasonable replacement thereto that remediates such Deficiency in the manner contemplated by this Section 5.11(c). The parties agree that this Section 5.11(c) is not intended to remediate immaterial impacts to the operation of the Business that may be addressed through de minimis efforts of Purchaser. If there shall have occurred any fact or circumstance that constitutes a breach of or inaccuracy in Section 3.7(b) (such fact or circumstance, a "Non-Business Liability"), at any time and from time to time from and after the Closing Date until the six (6) month anniversary of the Closing Date, Purchaser may deliver to TDCC written notice setting forth (i) a reasonably detailed description of such Non-Business Liability, (ii) the impact of such Non-Business Liability on the operations of the Business and (iii) if available, the cost of the impact of such Non-Business Liability. Upon receipt of such notice of a Non-Business Liability, TDCC shall, and shall cause its Affiliates to, take (at the sole cost and expense of TDCC) all actions necessary or appropriate to assume and agree to pay and discharge when due such Non-Business Liability. Purchaser shall reasonably cooperate with TDCC in connection with the performance by TDCC of its obligations pursuant to this Section 5.11(c).

        5.12    Local Transfer Agreements.     As promptly as reasonably practicable after the date hereof, TDCC shall cause the Local Transfer Agreements to be prepared and executed by the applicable parties (provided, however, that any Local Transfer Agreements that do not need to be executed and delivered until Closing in order to give effect to the transactions contemplated thereby as of Closing shall not be executed and delivered in advance). TDCC and Purchaser agree that such Local Transfer Agreements shall not expand or limit the rights and Liabilities of AgroFresh or TDCC or its Affiliates, on the one hand, and Purchaser or its applicable Affiliates, on the other hand, beyond those provided for in this Agreement, and that the Local Transfer Agreements shall not provide for any additional rights or Liabilities of TDCC or Purchaser or their respective Affiliates that are not provided for in this Agreement or necessary to comply with applicable Law of any applicable foreign jurisdiction. The Local Transfer Agreements shall be prepared in accordance with this Agreement with only such modifications as may be necessary to comply with applicable Law of any applicable foreign jurisdiction. In the event of any conflict between the terms of any Local Transfer Agreement and this Agreement, TDCC and Purchaser agree and acknowledge that the terms of this Agreement shall control and that,

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if necessary, TDCC and Purchaser shall, and shall cause their respective Affiliates to, deliver such additional instruments as may be necessary to accomplish the foregoing. Before execution of any Local Transfer Agreement, TDCC shall provide Purchaser a reasonable opportunity to review and comment on such Local Transfer Agreement.

        5.13    Intercompany Accounts and Arrangements.     Prior to the Closing, TDCC shall take (or cause one or more of its Affiliates or AgroFresh to take) such actions required to settle, effective as of, or prior to, the Closing Date all intercompany accounts so that there are no intercompany obligations, interest, fees, payables or receivables between AgroFresh, on the one hand, and TDCC or any of its Affiliates, on the other hand (in each case other than as may be contemplated in connection with the Restructuring Transactions). In the event TDCC is unable to settle all such intercompany accounts prior to the Closing, the parties shall, upon request of TDCC, cooperate in good faith from and after the Closing to equitably settle such accounts. TDCC shall be entitled to terminate (and cause its Affiliates to terminate), effective upon the Closing, any intercompany Contracts (or portions thereof), services, support and other arrangements, whether written or oral (except for the Related Agreements or the Contracts set forth on Schedule 5.13), between AgroFresh, on the one hand, and TDCC or any of its Affiliates, on the other hand, and from and after the Closing, no further rights or Liabilities of any party shall continue under such terminated Contracts (or portions thereof) or arrangements (in each case other than as may be contemplated in connection with the Restructuring Transactions). TDCC shall be entitled to terminate (and cause its Affiliates to terminate), effective upon the Closing, the participation of AgroFresh in, or contractual privity of AgroFresh to, any Group Contract and from and after the Closing, no further rights or Liabilities of AgroFresh shall continue under such Group Contract. Purchaser acknowledges that, from and after the Closing, AgroFresh will no longer be able to participate with TDCC and its Affiliates in Group Contracts or any group and volume purchasing arrangements that AgroFresh may have participated in prior to the Closing.

        5.14    Transfer of Registrations.

          (a)    Transfer of Registrations.    As promptly as reasonably practical after the date hereof, TDCC and Purchaser shall cause the documents required to effect the transfer of the Transferred Registrations in each applicable jurisdiction to be prepared and, prior to the Closing, executed (if required) by the applicable Persons. As promptly as reasonably practical after the Closing Date, Purchaser shall, on behalf of the Asset Transferors (if applicable), submit to the relevant Governmental Authorities those documents required to transfer the Transferred Registrations to Purchaser or its designated Affiliate and Purchaser shall use reasonable best efforts to obtain all such Consents with respect to the Transferred Registrations as promptly as reasonably practicable. Purchaser shall be responsible for all fees and expenses associated with transferring the Transferred Registrations and all fees and expenses associated with the Transferred Registrations that become due and payable following the Closing, including any out-of-pocket expenses of TDCC or any of its Affiliates. The parties understand and agree that TDCC's efforts under this Section 5.14 do not require TDCC or any of its Affiliates to offer or grant financial accommodations or deliver anything of value to any Person or to remain secondarily liable with respect to the Business.

          (b)    Transfer of Transferred Registration Data.    TDCC shall deliver hard copies of the Transferred Registration Data (or in such other method or form as may be agreed upon between the parties hereto) no later than sixty (60) days following the Closing Date.

        5.15    Directors' and Officers' Indemnification.

          (a)   From and after the Closing Date, Purchaser shall, and shall cause its Affiliates to, take such action as is necessary or advisable to provide and ensure that all rights to indemnification and all limitations on Liability existing in favor of any current or former officers, directors, managers or employees of AgroFresh (collectively, the "D&O Indemnitees") as provided in (i) the organizational documents of AgroFresh in effect on the date of this Agreement or (ii) any agreement providing

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  for indemnification by AgroFresh of any of the D&O Indemnitees in effect on the date of this Agreement, shall survive the consummation of the transactions contemplated hereby and continue in full force and effect and be honored by AgroFresh after the Closing in accordance with their respective terms. Each of AgroFresh and Purchaser shall be (x) a full indemnitor of first resort with respect to any threatened, pending or completed claim, inquiry or Proceeding, whether criminal, civil, administrative or investigative, based on or arising out of or relating to the fact that a D&O Indemnitee is or was an officer, director, manager or employee of AgroFresh (a "D&O Indemnifiable Claim"); (y) required to advance the full amount of all reasonable attorneys' fees, expert fees, arbitrator and mediator fees, and all other reasonable costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or otherwise participating in (including on appeal), or preparing to defend to be a witness in or participate in, any D&O Indemnifiable Claim; and (z) liable for the full amount of losses, claims, damages, judgments, fines, penalties and amounts paid in settlement to the extent legally permitted and as required, in each case without regard to any rights a D&O Indemnitee may have against TDCC and its Affiliates or any insurer providing insurance coverage under an insurance policy issued to TDCC or its Affiliates.

          (b)   In the event that Purchaser, any of its Affiliates or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, Purchaser shall make proper provision so that the successors and assigns of Purchaser, any of its Affiliates or any of their respective successors or assigns, as the case may be, shall succeed to the obligations set forth in this Section 5.15.

          (c)   Effective as of the Closing, Purchaser, for itself and on behalf of its Affiliates, and each of its and their respective successors, heirs and executors (each, a "D&O Releasor") hereby irrevocably, knowingly and voluntarily releases, discharges and forever waives and relinquishes all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any D&O Releasor has, may have or may assert now or in the future, against any D&O Indemnitee who resigns at the Closing pursuant to Section 5.16 arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act, occurrence or omission of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Closing, in each case in connection with such D&O Indemnitee's service as an officer, director, manager or employee of AgroFresh.

          (d)   The obligations of Purchaser under this Section 5.15 shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnitee to whom this Section 5.15 applies without the express written Consent of such affected D&O Indemnitee (it being expressly agreed that the D&O Indemnitees to whom this Section 5.15 applies shall be third party beneficiaries of this Section 5.15).

        5.16    Resignations.     On or prior to the Closing Date, TDCC shall cause each officer and director of AgroFresh, as shall have been requested by Purchaser at least fifteen (15) Business Days prior to the Closing Date, to tender his or her resignation from such position effective as of the Closing.

        5.17    Proxy Statement; Additional Purchaser Filings; Board Matters.

          (a)   As promptly as practicable after the execution of this Agreement, Purchaser shall prepare and file with the SEC a proxy statement in connection with the transactions contemplated by this Agreement (as amended or supplemented, the "Proxy Statement") to be sent to the stockholders of Purchaser relating to a meeting of Purchaser's stockholders (the "Purchaser Stockholders Meeting") to be held to consider (i) approval of the AgroFresh Business Combination, (ii) issuance of the

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  Stock Consideration, (iii) the Charter Amendment, (iv) the election to the Purchaser Board of the directors being designated pursuant to Sections 5.17(f) and (g)  and (v) any other proposals Purchaser and TDCC deem necessary or desirable to consummate the transactions contemplated by this Agreement. The Proxy Statement will comply as to form and substance in all material aspects with the applicable requirements of the Exchange Act and the rules and regulations hereunder. As promptly as practicable after the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, in the event the preliminary Proxy Statement is not reviewed by the SEC, or following receipt of oral or written notification of the completion of the review by the SEC, in the event the preliminary Proxy Statement is reviewed by the SEC (but in any event, within three (3) Business Days), Purchaser shall mail the Proxy Statement to its stockholders.

          (b)   Prior to filing them with the SEC, Purchaser will make available to TDCC drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and provide TDCC with a reasonable opportunity to comment on such drafts. Purchaser shall not file any such documents with the SEC without the prior written Consent of TDCC (such Consent not to be unreasonably withheld, conditioned or delayed). Purchaser will advise TDCC promptly after it receives notice thereof, of the time when the Proxy Statement has been filed, the expiration of any waiting period in Rule 14a-6(a) under the Exchange Act, in the event the preliminary Proxy Statement is not reviewed by the SEC, the completion of any review of the preliminary Proxy Statement by the SEC or when any supplement or amendment has been filed, or the issuance of any stop order, or of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. Prior to responding to any such request or comments, Purchaser will make available to TDCC drafts of any such response and provide TDCC with a reasonable opportunity to comment on such drafts.

          (c)   Purchaser shall promptly transmit to its stockholders an amendment or supplement to the Proxy Statement, if at any time prior to the Purchaser Stockholders Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, any event or circumstance relating to Purchaser or any of its Affiliates, officers or directors should be discovered by Purchaser that should be set forth in an amendment or a supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then Purchaser shall promptly inform TDCC. If, at any time prior to the Closing, any event or circumstance relating to the Business or AgroFresh or any of its officers or employees should be discovered by TDCC that should be set forth in an amendment or a supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then TDCC shall promptly inform Purchaser.

          (d)   Purchaser shall make all necessary filings with respect to the transactions contemplated by this Agreement under the Securities Act and the Exchange Act and applicable "blue sky" laws and rules and regulations thereunder.

          (e)   TDCC agrees to promptly provide Purchaser with all information concerning AgroFresh and the Business, management, operations and financial condition, in each case, required to be included in the Proxy Statement. TDCC shall cause the officers and employees of the Business to be reasonably available to Purchaser and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.

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          (f)    TDCC shall have the right to designate two individuals to be nominated for election to serve as independent Class III directors of the Purchaser Board, and, subject only to such actions not being in violation of the fiduciary duties of members of the Purchaser Board to Purchaser, Purchaser shall nominate such individuals in the Proxy Statement; provided that if Purchaser avoids its obligations under this Section 5.17(f) because it deems such nomination to be in violation of fiduciary duties of members of the Purchaser Board, TDCC shall be entitled to designate an alternative nominee to serve as an independent Class III directors of the Purchaser Board.

          (g)   TDCC and Purchaser shall mutually agree to designate two individuals to be nominated for election to serve as directors of the Purchaser Board, one Class I director and one Class II director, and, subject only to such actions not being in violation of the fiduciary duties of members of the Purchaser Board to Purchaser, Purchaser shall nominate such individuals in the Proxy Statement; provided that if Purchaser avoids its obligations under this Section 5.17(g) because it deems such nomination to be in violation of fiduciary duties of members of the Purchaser Board, TDCC and Purchaser shall mutually agree to designate an alternative nominee to serve as an independent Class I or Class II director of the Purchaser Board, as applicable.

          (h)   With respect to the directors being designated pursuant to Sections 5.17(f) and (g) and the Preferred Director, TDCC shall cause such directors to provide to Purchaser all necessary assistance and information related to such directors that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies or otherwise, including such Person's written consent to being named in the proxy statement (if applicable) and to serving as a director if elected.

          (i)    The Purchaser Board, as composed immediately after the Closing, shall have seven (7) directors.

          (j)    Purchaser shall, at all times on or prior to the Closing, take all actions necessary to continue to qualify as an "emerging growth company" within the meaning of the JOBS Act and not take any action that would cause Purchaser to not qualify as an "emerging growth company" within the meaning of the JOBS Act.

        5.18    Purchaser Stockholders Meeting.     Purchaser shall, as promptly as practicable, establish a record date (which date shall be mutually agreed with TDCC) for, duly call, give notice of, convene and hold the Purchaser Stockholders Meeting not more than thirty (30) days after the date of the mailing of the Proxy Statement to the stockholders of Purchaser, solely for the purpose of obtaining the Purchaser Stockholder Approval. Purchaser shall use its reasonable best effort to obtain the Purchaser Stockholder Approval, including by soliciting proxies as promptly as practicable in accordance with applicable Law for the purpose of seeking the Purchaser Stockholder Approval. Purchaser shall, through the Purchaser Board, recommend to its stockholders that they vote in favor of (i) the issuance of the Stock Consideration, (ii) the Charter Amendment, (iii) the AgroFresh Business Combination and shall include such recommendation in the Proxy Statement, and (iv) all such other proposals the approval of which Purchaser and TDCC deem necessary or desirable to consummate the transactions contemplated by this Agreement (the "Purchaser Board Recommendation"). The Purchaser Board shall not (and no committee thereof shall) withdraw or modify, or publicly propose to withdraw or modify, the Purchaser Board Recommendation. Purchaser agrees that its obligation to duly call, give notice of, convene and hold the Purchaser Stockholders Meeting for the purpose of seeking the Purchaser Stockholder Approval shall not be affected by any change of the Purchaser Board Recommendation, and Purchaser agrees to duly call, give notice of, convene and hold the Purchaser Stockholders Meeting and submit for the approval of its stockholders the matters contemplated by Section 5.17(a), regardless of whether or not there shall be any withdrawal or modification of the Purchaser Board Recommendation.

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        5.19    Listing of Purchaser Common Stock.     Purchaser will use its reasonable best efforts to cause the shares of Purchaser Common Stock that will be issued at the Closing to be approved for listing on NASDAQ, subject to official notice of issuance, prior to the Closing.

        5.20    Transaction Litigation.     Without limitation of Section 5.3(e) , each party hereto shall give the other party the opportunity to participate in the defense, settlement or prosecution of any Proceeding commenced following the date hereof related to this Agreement or the transactions contemplated hereby. Prior to the Closing Date, no party hereto shall compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any such litigation or consent to the same unless the other party shall have consented in writing (which consent shall not be unreasonably withheld, conditioned or delayed).

        5.21    Financing Efforts.

          (a)   Prior to the Closing, Purchaser shall comply with the following:

              (i)  Subject to the terms, conditions and limitations in this Agreement, Purchaser shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to arrange and obtain the Debt Financing described in the Debt Commitment Letter on the terms and conditions (including flex provisions) set forth therein, including using its reasonable best efforts (A) to maintain in effect the Debt Commitment Letter (and any Debt Financing Agreements entered into in connection therewith) until the consummation of the transactions (including the Closing) contemplated hereby, (B) to negotiate and enter into definitive agreements with respect to the Debt Commitment Letter (collectively, the "Debt Financing Agreements") on the terms and conditions (including the flex provisions) contained in the Debt Commitment Letter and related Fee Letter (or on such other terms acceptable to Purchaser and the Committed Lenders so long as such other terms or conditions (x) do not contain any conditions precedent to the consummation of the Debt Financing less favorable to Purchaser than the Debt Financing Conditions and (y) would not reasonably be expected to materially and adversely impact the ability of Purchaser to timely consummate the Debt Financing or the Closing), (C) to satisfy on a timely basis all of the Debt Financing Conditions and any other conditions to funding of the Debt Financing in the Debt Commitment Letter and such Debt Financing Agreements, (D) subject to satisfaction of the Debt Financing Conditions, to consummate the Debt Financing no later than the date on which the Closing is required to occur pursuant to Section 8.1 and (E) to enforce its rights under or with respect to the Debt Commitment Letter and the Debt Financing Agreements, including seeking to cause the Committed Lenders to fulfill their obligations under the Debt Commitment Letter and such Debt Financing Agreements in the event of a breach thereof by the Committed Lenders thereunder; provided, that Purchaser shall not be required to bring any suit or claim against the Committed Lenders. Purchaser shall consult with and keep TDCC informed in reasonable detail of the status of its efforts to consummate the Debt Financing. Purchaser shall not enter into any Debt Financing Agreement without TDCC's prior written consent (which TDCC may withhold, delay or condition in its sole discretion).

             (ii)  Without the prior written consent of TDCC, Purchaser shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or replace, any Debt Commitment Letter or any Debt Financing Agreement if such amendment, modification, waiver or replacement would reasonably be expected to (A) delay or prevent the Closing Date, (B) modify the Debt Financing Conditions or create any new condition to the Debt Financing (other than the Debt Financing Conditions) if such modification or creation would reasonably be expected to delay or prevent the Closing Date or make the funding of the entire amount of the Debt Financing (or the satisfaction of the

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    conditions to obtaining the Debt Financing) less likely to occur or (C) adversely impact the ability of Purchaser to enforce its rights against other parties to any Debt Commitment Letter or any Debt Financing Agreement prior to the Closing. Without the prior written consent of TDCC, Purchaser shall not permit any assignment of rights or obligations under any Debt Commitment Letter. Purchaser shall promptly provide TDCC written notice of any such amendment, modification or assignment relating to a Debt Commitment Letter or any Debt Financing Agreement that does not require consent pursuant to the provisions of this clause (ii).

            (iii)  In the event any portion of the Debt Financing contemplated by the Debt Commitment Letter becomes unavailable on the terms and conditions contemplated (including flex provisions) in the Debt Commitment Letter or on other terms acceptable to Purchaser, Purchaser shall (A) promptly notify TDCC thereof, and (B) unless such actions would cause a breach of its obligations under the Debt Commitment Letter, use its reasonable best efforts to promptly arrange and obtain any such portion from alternative sources (the "Alternative Financing") on terms not less favorable to Purchaser than those in the Debt Commitment Letter (taking into account flex provisions). Purchaser shall promptly provide a true, correct and complete copy of any Alternative Financing commitment (together with a copy of any related fee letter with only the fee amount redacted) to TDCC, and, to the extent applicable, thereafter (x) any reference in this Agreement to the "Debt Financing" shall include the debt financing contemplated by such commitment letters (including fee letters) for the Alternative Financing, (y) any reference in this Agreement to the "Debt Commitment Letter" or the "Committed Lenders" shall be deemed to be the commitment letters (including fee letters) for the Alternative Financing and the lenders or other providers of such Alternative Financing, respectively, and (z) any reference in this Agreement to the Debt Financing Conditions shall include the conditions to the Alternative Financing set forth in the commitment letters (including fee letters) for the Alternative Financing referred to in the prior clause (y).

          (b)

              (i)  Prior to the Closing, TDCC shall use reasonable best efforts to provide to Purchaser, and TDCC shall cause each of its Affiliates and AgroFresh to use its reasonable best efforts to provide, and shall use its reasonable best efforts to cause its Representatives, including legal and accounting (in each case, with appropriate seniority and expertise), to provide such cooperation as reasonably requested by Purchaser that is customary in connection with arranging and obtaining the Debt Financing as contemplated by the Debt Commitment. Notwithstanding the foregoing, nothing in this clause (i) shall require TDCC, AgroFresh or any of their respective Affiliates to (A) provide any cooperation to the extent it would interfere unreasonably with the business or operations of TDCC, AgroFresh or any of their respective Affiliates, (B) pay any commitment or similar fee in connection with such financing, (C) enter into any agreement, document or instrument in connection with such financing, (D) provide any cooperation, or take any action, that, in the reasonable judgment of TDCC, could cause TDCC, AgroFresh or any of their respective Affiliates to incur any actual or potential liability, (E) provide any cooperation, or take any action, that, in the reasonable judgment of TDCC, would result in a violation of any confidentiality arrangement or material agreement or the loss of any attorney-client or other similar privilege, (F) make any representation or warranty in connection with such debt financing or the marketing or arrangement thereof, (G) prepare or deliver any financial statements or other financial information other than any such financial statements or other financial information to the extent required to be delivered by TDCC under Section 5.17(e), (H) provide any cooperation, or take any action, that would cause any representation or warranty in this Agreement to be

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    breached or any condition to Closing set forth in this Agreement to fail to be satisfied, or (I) provide any cooperation, or take any action, following the Closing. The parties hereto acknowledge and agree that the condition set forth in Section 7.2(b), as it applies to TDCC's obligations under this clause (i) shall be deemed satisfied unless TDCC knowingly and intentionally materially breaches its obligations under this clause (i).

             (ii)  Purchaser shall indemnify and hold harmless each of the TDCC Indemnified Parties from and against any and all Losses suffered or incurred by any of them to any Committed Lender in connection with any of their cooperation or assistance with respect to the Debt Financing or the provision of any information utilized in connection therewith or otherwise arising from the Debt Financing. Purchaser shall from time to time, promptly upon request by TDCC, reimburse TDCC and its Affiliates and each of their respective officers, directors, employees, representatives or agents for any and all reasonable, documented out-of-pocket fees, costs or expenses (including reasonable fees, costs and expenses of counsel, accountants and other advisors) incurred by any of them in connection with any of their cooperation or assistance with respect to the Debt Financing or the provision of any information utilized in connection therewith or otherwise arising from the Debt Financing. Purchaser hereby covenants and agrees that all rating agency presentations, bank information memoranda, "bank books", offering memoranda, private placement memoranda, offering documents, lender presentations or any other marketing or similar documents prepared in connection with the Debt Financing shall contain disclosures and disclaimers exculpating TDCC and its Affiliates with respect to any liability related to the contents or use thereof by the recipients thereof.

        5.22    Exclusivity.     During the period beginning on the date of this Agreement and continuing until the earlier of (x) the termination of this Agreement in accordance with Article IX and (y) the Closing Date, Purchaser shall not, and shall cause its Affiliates and their respective Representatives not to, directly or indirectly: (i) solicit, commence, initiate, renew or facilitate, induce or encourage any inquiries or the making of any proposal or offer that constitutes or would reasonably be expected to lead to a Business Combination Proposal, (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Business Combination or (iii) commence, continue or renew any due diligence investigation regarding any Business Combination. Purchaser shall and shall cause each of its Affiliates and their respective Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any Business Combination Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 5.22 by any of Purchaser or its Affiliates or their respective Representatives shall be deemed to be a breach of this Section 5.22 by Purchaser.

        5.23    Purchaser Affiliate Agreements.     At or before the Closing, Purchaser shall cause the Purchaser Affiliate Agreements to be amended, terminated or otherwise modified in accordance with Schedule 5.23 and, if terminated, to be of no further force or effect from and after the Closing, with no further Liability of Purchaser thereunder.

        5.24    Trust Account.     As of the Closing, the obligations of Purchaser to dissolve or liquidate within a specified time period as contained in the Purchaser Charter will be terminated and Purchaser shall have no obligation whatsoever to dissolve and liquidate the assets of Purchaser by reason of the consummation of the AgroFresh Business Combination, and no Purchaser stockholder shall be entitled to receive any amount from the Trust Account except to the extent such stockholder previously validly elected to redeem his, her or its shares of Purchaser Common Stock pursuant to the Purchaser Charter (and in accordance with the mechanics for such redemption set forth in the Proxy Statement). Upon satisfaction or waiver of the conditions set forth in Article VII and notice thereof to the Trustee (which

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such notice Purchaser shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Purchaser shall (i) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) cause the Trustee to, and the Trustee shall thereupon be obligated to pay (A) as and when due all amounts payable to stockholders of Purchaser holding shares of Purchaser Common Stock sold in Purchaser's initial public offering who shall have previously validly elected to redeem their shares of Purchaser Common Stock pursuant to the Purchaser Charter (and, in accordance with the mechanics for such redemption set forth in the Proxy Statement), and (B) immediately thereafter all remaining amounts then available in the Trust Account in accordance with this Agreement and (b) thereafter, the Trust Account shall terminate.

        5.25    Specified Retained Matter.     Each of TDCC and Purchaser agrees to (a) cooperate and consult with the other regarding seeking and obtaining the full recovery for any Losses incurred or suffered by TDCC or any of its Affiliates with respect to the Specified Retained Matter under any applicable insurance policy, including with respect to making all notifications and filings with the relevant insurance provider, (b) furnish to the other such information and assistance as the other may reasonably request in connection with seeking full recovery for such Losses under any insurance policy, and (c) keep the other apprised of the status of any claims made for such Losses under any insurance policy. Purchaser agrees to promptly deliver or cause to be delivered to TDCC any insurance proceeds received from unaffiliated third parties by Purchaser or any of its Affiliates with respect to such Losses.

        5.26    Transaction Expenses.     Not less than three (3) Business Days before the Closing, Purchaser shall deliver its good faith estimate of its Transaction Expenses. If TDCC reasonably anticipates that the Deficit Amount, if any, will exceed fifty-five million Dollars ($55,000,000) at the Closing, Purchaser agrees to use its reasonable best efforts to restructure payment of its Transaction Expenses (other than commitment, arrangement, upfront and other fees or amounts that are due and payable by Purchaser in connection with the Debt Financing) such that, to the maximum extent possible, such Transaction Expenses will be paid after the Closing or in non-cash consideration, provided that TDCC shall have the right to approve any such restructuring of Transaction Expenses. Any reduction in the cash amount of Transaction Expenses of Purchaser payable at Closing that is effectuated through performance of Purchaser's obligations under this Section 5.26 shall be deemed to reduce the amount of Permitted Transaction Expenses.

        5.27    Purchaser Charter; Auditors.     Before the Closing, the parties agree to cooperate in good faith to (a) revise the form of Purchaser Charter set forth on Exhibit I to provide that TDCC shall have the right to elect, by written notice to Purchaser, to convert all or any portion of its Purchaser Common Stock into Equity Interests of Purchaser, the terms of which shall be identical in all respects to the Purchaser Common Stock except that, only for so long as such Equity Interests are held by TDCC or its Subsidiaries, such Equity Interests shall have no right to vote on any matter on which holders of Purchaser Common Stock are entitled to vote under the Purchaser Charter; and (b) mutually agree on the selection of an independent certified public accountant to serve as the auditor of Purchaser in accordance with Section 12(c)(i) of the Investor Rights Agreement.

ARTICLE VI
EMPLOYEES AND EMPLOYEE BENEFITS

        6.1    US Employees and Offers of Employment.

          (a)   Schedule 6.1(a) sets forth a preliminary list of the titles and locations of (x) individuals employed by AgroFresh (the "US AgroFresh Employees") and (y) individuals who are employed by TDCC and its Affiliates in the United States in connection with the Business and who have been identified by TDCC as being in-scope with respect to the transactions contemplated by this Agreement (the "US TDCC Employees" and, together with the US AgroFresh Employees, the

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  "US Employees"). Notwithstanding anything contained in Section 11.16 to the contrary, TDCC may update Schedule 6.1(a) prior to the Closing Date to provide the names of each US Employee and to reflect changes, if any, on account of: (i) new hires added in the ordinary course of business prior to the Closing Date; (ii) attrition among the US Employees prior to the Closing Date; (iii) non-material changes intended to correct good faith errors or omissions by TDCC in determining which US TDCC Employees are in-scope for the transactions contemplated by this Agreement; (iv) any US TDCC Employees who reject an offer of employment; and (v) other changes agreed to between the parties hereto. TDCC shall provide to Purchaser a final version of Schedule 6.1(a) on the Closing Date setting forth all of the US Employees.

          (b)   The parties hereto acknowledge and agree that the employment of the US AgroFresh Employees by AgroFresh shall not be terminated by reason of the transactions contemplated by this Agreement and the US AgroFresh Employees shall, by operation of law, remain employed by AgroFresh immediately after the Closing. As soon as reasonably practicable, but in no event later than two (2) weeks prior to the Closing Date (unless otherwise required earlier by applicable Law), Purchaser shall (x) with respect to the US TDCC Employees, offer employment in writing, effective as of the Closing, to each US TDCC Employee and (y) with respect to the US AgroFresh Employees, notify the US AgroFresh Employees in writing of their continuing employment, which offers of employment and notices of continuing employment shall: (i) advise the US Employee of the terms and conditions of such US Employee's position with Purchaser, which position shall be comparable to the position held, with respect to both job level and duties, by such US Employee immediately prior to the Closing Date; (ii) state, among other things, an annual base salary and annual incentive compensation opportunity during at least the first twenty-four (24) months following the Closing that shall be not less than that provided by TDCC or one of its Affiliates, to the extent applicable, to the US Employee immediately prior to the Closing Date; (iii) include a summary of benefits to be provided to such US Employee, which benefits, during the first twenty-four (24) months following the Closing, shall be substantially comparable in value, when taken as a whole, to those to which such US Employee was entitled prior to the Closing; provided that Purchaser shall not have any obligation to provide such U.S. Employees with any defined benefit pension plan or similar defined benefit arrangement (it being understood that the value of any such defined benefit pension or similar arrangement provided by TDCC and its Affiliates shall be taken into account for purposes of determining comparable value); and (iv) not require a Geographic Relocation of the US Employee. Each such individual who accepts Purchaser's offer of employment shall become an employee of Purchaser (or its designated Affiliate) as of or (in the case of a US Employee covered by the Seconding Agreement for a secondment period) after the Closing and, together with the US AgroFresh Employees, shall be referred to herein as "Transferred US Employees". Purchaser shall not, and shall cause its Affiliates and any successor to the Business not to, reduce the annual base salary or annual incentive compensation or benefits of any Transferred US Employee for a period of twenty-four (24) months after the Closing Date. Notwithstanding anything in this Section 6.1(b) to the contrary, for purposes of satisfying the comparability requirements of this Section 6.1(b), such comparability may be made on an aggregate basis for the Transferred US Employees as a whole and not individually for each Transferred US Employee.

          (c)   Except for earned or accrued but unused vacation benefits (and the related financial Liability), which are assumed by Purchaser pursuant to Section 6.1(d), TDCC and its Affiliates shall pay to the Transferred US Employees all compensation, bonuses and incentive payments earned by the Transferred US Employees through the Closing Date (or, in the case of a Transferred US Employee who is a Seconded Employee, through the expiration of such Employee's secondment period) in accordance with the terms and conditions (including within the timing and form specified for payment therefor) of each TDCC Benefit Plan.

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          (d)   Except where otherwise required by applicable Law, Purchaser shall, effective as of the Closing, assume all Liability for all earned or accrued but unused vacation benefits of the Transferred US Employees, which current unused vacation benefits for each Transferred US Employee shall be identified by TDCC within thirty (30) days after the Closing Date in the form of Schedule 6.1(d), and TDCC and its Affiliates shall be relieved of all Liabilities for such benefits. Where required by applicable Law, TDCC and its Affiliates shall pay out all earned or accrued but unused vacation benefits to the Transferred US Employees as soon as administratively practicable following the Closing Date (irrespective of the fact that such Transferred US Employees will not be employed by TDCC or its Affiliates after the Closing Date). Purchaser shall permit such Transferred US Employees who receive payment of their earned or accrued but unused vacation benefits to take vacations after the Closing that were scheduled before the Closing; provided, however, that all or a portion of any such scheduled vacation may be on an unpaid basis if and to the extent such vacation or portion thereof is attributable to the unused accrued vacation benefits paid by TDCC and its Affiliates in accordance with this Section 6.1(d). Purchaser shall permit each Transferred US Employee, during the balance of the calendar year during which the Closing occurs, (i) to accrue additional vacation days, if any, to which the Transferred US Employee would be entitled for such calendar year under the vacation policy of AgroFresh or TDCC and its Affiliates covering such Transferred US Employee immediately prior to the Closing at the rate applicable to such Transferred US Employee under such vacation policy and (ii) to take vacation days for the amounts of unused vacation assumed by Purchaser with respect to each such Transferred US Employee and for the amounts of any vacation days accrued during the balance of the calendar year during which the Closing occurs to the extent any such Transferred US Employee could take vacation days under the vacation policy of TDCC and its Affiliates covering such Transferred US Employee immediately prior to the Closing. For the calendar year following that in which the Closing occurs and each year thereafter, the Transferred US Employees shall, as applicable, receive vacation benefits under the terms of the vacation benefit policies of Purchaser applicable to similarly situated employees of Purchaser and its Affiliates, in the case of each such calendar year, after giving pre-Closing service credit for each Transferred US Employee as provided in Section 6.1(g) below. With respect to each Transferred US Employee who is a Seconded Employee, the provisions of this Section 6.1(d) shall apply as of the expiration of such Employee's secondment period.

          (e)   Except as otherwise expressly provided to the contrary in this Article VI, TDCC or its designated Affiliate shall retain all Liabilities in respect of benefits earned and accrued as of the Closing Date by Transferred US Employees (or through the expiration of the Transferred US Employee's secondment period if such Employee is a Seconded Employee) under the TDCC Benefit Plans, and neither Purchaser nor any of its Affiliates shall have any Liability with respect thereto. TDCC or its designated Affiliates will retain all assets and Liabilities related to the TDCC Benefit Plans except with respect to the earned and accrued but unused vacation assumed by Purchaser, severance, and rollovers, and except as otherwise required by applicable Law.

          (f)    Except as otherwise expressly provided to the contrary in this Article VI, TDCC and its Affiliates shall retain, bear and discharge all Liabilities for claims of Transferred US Employees incurred prior to the Closing Date (or prior to the expiration of the Transferred US Employee's secondment period if such Employee is a Seconded Employee) under the TDCC Benefit Plans, and Purchaser and its Affiliates shall, in the ordinary course of business and in a manner consistent with past practice (including with respect to the timing of any payments), bear and discharge all Liabilities for claims of Transferred US Employees incurred on and after the Closing Date (or, in the case of a Transferred US Employee who is a Seconded Employee, claims that are incurred from and after the expiration of such Employee's secondment period) under the Purchaser Benefit Plans. For purposes of this Section 6.1(f), a claim will be deemed "incurred" on the date that the event that gives rise to the claim occurs (for purposes of life insurance, severance

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  and sickness/accident/disability programs) or on the date that treatment or services are provided (for purposes of health care programs).

          (g)   Effective on the Closing Date at the applicable time provided in Section 8.1, and for the twenty-four (24) month period following the Closing Date, Purchaser and its Affiliates shall provide the Transferred US Employees with employee benefits that satisfy the requirements of this Article VI. Purchaser agrees that Transferred US Employees shall be eligible immediately to commence participation in the Purchaser Benefit Plans without regard to any eligibility period, waiting period, elimination period, evidence of insurability requirements or pre-existing condition limitations. Purchaser further agrees that the Transferred US Employees shall be eligible to participate in any future benefit plans adopted or maintained by Purchaser or its Affiliates in which other similarly situated employees of Purchaser or its Affiliates are eligible to participate. Purchaser and its Affiliates will recognize all service of the Transferred US Employees with TDCC or any of its Affiliates or AgroFresh and with any predecessor employer (to the extent such predecessor employer service was taken into account under the applicable TDCC Benefit Plans) for all purposes (including for purposes of vesting, eligibility to participate and receive benefits, benefit forms, premium subsidies or credits, early retirement and waiver of any reduction factors, and benefit calculations and accruals) under those existing, newly established and future Purchaser Benefit Plans (including plans providing for retiree medical benefits and other retiree benefits) in which the Transferred US Employees are eligible to participate or are enrolled by Purchaser or its Affiliates at any time on or after the Closing Date; provided, however, that notwithstanding the foregoing, Purchaser shall not be required to recognize such service for purposes of benefit accruals under the defined benefit pension plans of Purchaser and its Affiliates covering the Transferred US Employees. With respect to the Transferred US Employees, Purchaser and its Affiliates further agree to waive deductible and out-of-pocket requirements under the Purchaser Benefit Plans that provide group health benefits and otherwise to give credit under the applicable Purchaser Benefit Plans for amounts paid under a corresponding TDCC Benefit Plan that provides group health benefits, as though such amounts had been paid in accordance with the terms and conditions of the applicable Purchaser Benefit Plans; provided, however, and only to the extent that, each Transferred US Employee (and his or her dependents and beneficiaries, as applicable) provides appropriate written Consent for disclosure to Purchaser or Purchaser Benefit Plans upon their request of any information reasonably necessary for Purchaser and the applicable Purchaser Benefit Plans to implement such waiver and credit. Purchaser further agrees to cause any group term life insurance plan maintained by Purchaser or its Affiliates to waive any medical certification for such Transferred US Employee up to the amount of coverage the Transferred US Employee had under the applicable life insurance plan of TDCC or its Affiliates or AgroFresh (but subject to any limits on the maximum amount of coverage under the life insurance plans of Purchaser and its Affiliates).

          (h)

              (i)  As soon as practicable after the Closing Date, and to the extent permitted by applicable Law, Purchaser shall, for the Transferred US Employees, establish or designate one or more Purchaser Benefit Plans that are defined contribution plans for the benefit of the Transferred US Employees (the "Successor Savings Plan"), and take all necessary action to cause the Successor Savings Plan to be tax-qualified under the applicable provisions of the Code (to the extent the Successor Savings Plan is not so tax-qualified), and make any and all filings and submissions to the appropriate Governmental Authorities required to be made by Purchaser with respect to the establishment or designation of such Successor Savings Plan. Purchaser shall take all actions necessary to allow the Transferred US Employees to make eligible rollover contributions to the Successor Savings Plan of their account balances under

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    the savings plans of AgroFresh or TDCC and its Affiliates as soon as practicable following the Closing.

             (ii)  As of the Closing Date (or, in the case of a Transferred US Employee who is a Seconded Employee, upon the expiration of such Employee's secondment period), the Transferred US Employees shall no longer be active participants in the TDCC Benefit Plans. Those Transferred US Employees who are vested under the terms of The Rohm and Haas Company Retirement Plan and the Dow Employees' Pension Plan shall have the same benefit options as normal terminees under such applicable plan. No pension plan assets or Liabilities will be transferred to Purchaser or its Affiliates other than as required by applicable Law; rather, all such assets and Liabilities shall be retained by the applicable TDCC Benefit Plan sponsored by TDCC or an Affiliate of TDCC other than as required by applicable Law.

          (i)    Nothing contained in this Agreement shall confer upon any Transferred US Employee any right to continued employment with Purchaser or its Affiliates, nor shall anything herein interfere with the right of Purchaser or its Affiliates to relocate or terminate the employment of any of the Transferred US Employees at any time after the Closing Date. Purchaser shall bear the cost and expense of the termination of the employment of any Transferred US Employee on and after the Closing Date. Purchaser and its Affiliates shall, for each Transferred US Employee who, within twenty-four (24) months following the Closing Date, (i) is involuntarily terminated by Purchaser or any of its Affiliates without Good Cause, (ii) has his or her compensation or benefits reduced other than a reduction by reason of a circumstance that constitutes Good Cause, and such Transferred US Employee elects to terminate his or her employment with Purchaser or its Affiliates, (iii) has a diminution in his or her position, title, job responsibilities or level of authority or (iv) elects to terminate his or her employment with Purchaser or its Affiliates following a requirement that such Transferred US Employee take an alternative position that requires a Geographic Relocation (or otherwise requires such Transferred US Employee to undergo a Geographic Relocation), provide severance and other separation benefits to each such Transferred US Employee that are at least equal to the greater of (A) the severance and other separation benefits such Transferred US Employee would have received under the terms of the applicable severance plan of TDCC or its Affiliates or AgroFresh as of immediately prior to the Closing and (B) the severance and other separation benefits such Transferred US Employee would receive under the terms of the applicable severance plan of Purchaser or its Affiliates as of the time of such termination; provided, however, that in no event shall any such Transferred US Employee receive less than four (4) calendar weeks of severance and other separation benefits. Purchaser shall bear all Liability for any claims of any Transferred US Employee arising out of the employment or termination of such Transferred US Employee by Purchaser or any of its Affiliates.

  Except as expressly set forth herein or as provided to the contrary by applicable local Law, Purchaser shall be responsible for all Liabilities in respect of benefits accrued on and after the Closing Date by Transferred US Employees under the Purchaser Benefit Plans, and neither TDCC nor any of its Affiliates shall have any Liability with respect thereto. Purchaser and its Affiliates shall take all steps necessary to cause all Purchaser Benefit Plans to fulfill the Liabilities agreed to by Purchaser under this Article VI.

          (j)    WARN Act.    Purchaser and its Affiliates agree to assume full responsibility for compliance with any "plant closing" or "mass layoff" as defined in the Worker Adjustment and Retraining Notification Act and any similar state or local Law, including notices, if any, which may be required as a result of any employment losses caused by the transaction or by reason of any events occurring on or after the Closing Date in relation to any of the Transferred US Employees.

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        6.2    Remaining Employees.

          (a)   Schedule 6.2(a) sets forth a preliminary list of the titles and locations of individuals who are employed by TDCC and its Affiliates outside of the United States in connection with the Business (other than the Affected French Business Employees) and who have been identified by TDCC as being in-scope with respect to the transactions contemplated by this Agreement (the "Remaining Employees"). Notwithstanding anything contained in Section 11.16 to the contrary and subject to applicable Law, TDCC may update Schedule 6.2(a) prior to the Closing Date to provide the names of each Remaining Employee and to reflect changes, if any, on account of: (i) new hires added, and separations occurring, in the ordinary course of business prior to the Closing Date; (ii) attrition among the Remaining Employees prior to the Closing Date; (iii) non-material changes intended to correct good faith errors or omissions by TDCC in determining which Remaining Employees are in-scope for the transactions contemplated by this Agreement; (iv) any Remaining Employees who reject an offer of employment from Purchaser or its designated Affiliates; (v) changes that in the sole discretion of TDCC are necessary for completion of the Restructuring Transactions; and (vi) other changes agreed to between the parties hereto. TDCC shall provide to Purchaser a final version of Schedule 6.2(a) on the Closing Date setting forth all of the Remaining Employees.

          (b)   The parties hereto agree to use their commercially reasonable efforts to ensure that the Remaining Employees are transferred to Purchaser or its designated Affiliates with effect from the Closing Date, whether the transfer is: (a) implemented through the operation of applicable Law; (b) through the process of Purchaser's offering to employ, effective as of and from the Closing Date, the Remaining Employees; or (c) by any other applicable means. In the event that the parties hereto are not able to provide for a Remaining Employee to transfer to Purchaser or a designated Affiliate of Purchaser with effect from the Closing Date, then TDCC and its Affiliates shall use commercially reasonable efforts to cause such Remaining Employee to remain an employee of TDCC and its Affiliates for a transition period not to exceed six (6) months following the Closing Date and to be available to Purchaser and its Affiliates for the performance of services during such transition period pursuant to the terms of the Transition Services Agreement. Each Remaining Employee who is or becomes an employee of Purchaser or any of its Affiliates as of or (in the case of a Remaining Employee covered by the Transition Services Agreement for a transition period or a Remaining Employee covered by the Seconding Agreement for a secondment period) after the Closing shall be referred to herein as a "Transferred Remaining Employee". Except where otherwise required by applicable Law, (i) Purchaser shall, or shall cause its Affiliates to, effective as of or (in the case of a Remaining Employee covered by the Transition Services Agreement for a transition period or a Remaining Employee covered by the Seconding Agreement for a secondment period) after the Closing, assume all Liability for all earned or accrued but unused vacation benefits of the Transferred Remaining Employees and TDCC and its Affiliates shall be relieved of all Liabilities for such benefits and (ii) Purchaser shall, and shall cause its Affiliates to, use commercially reasonable efforts to ensure that, during the twenty-four (24) month period following the Closing Date, the Transferred Remaining Employees receive protections with respect to terms and conditions of employment and base salary and bonus opportunities that are no less favorable to such Transferred Remaining Employees than those provided immediately prior to the Closing and benefits to such Transferred Remaining Employees that are substantially comparable in value, when taken as a whole, to the benefits provided under the TDCC Benefit Plans in which such Transferred Remaining Employees participated immediately prior to the Closing; provided, however, that such comparability may be made on an aggregate basis for the Transferred Remaining Employees as a whole and not individually for each Transferred Remaining Employee. The current accrued but unused vacation benefits for each Transferred Remaining Employee shall be identified by TDCC within thirty (30) days after the Closing Date in the form of Schedule 6.2(b).

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        6.3    French Employees.     Immediately upon a Put Option Exercise Event, this Section 6.3 shall apply to the Affected French Business Employees without any further action by the parties hereto or their respective Affiliates; provided, that, for the avoidance of doubt, until and unless a Put Option Exercise Event occurs, no Affected French Business Employees shall be deemed to be Transferred French Employees. Schedule 6.3(a) sets forth a preliminary list of the titles and locations of the Affected French Business Employees as of the date hereof. TDCC shall provide to Purchaser a final version of Schedule 6.3(a) on the Closing Date setting forth all of the Affected French Business Employees. With respect to the Affected French Business Employees to be listed in Schedule 6.3(a), the parties hereto acknowledge and agree that after the occurrence of a Put Option Exercise Event, the subsequent transfer of the French Assets pursuant to the French Transfer Agreement shall constitute transfers of the undertakings pursuant to Article L.1224-1 of the French Labor Code and that the parties hereto shall, and shall cause their applicable Affiliates to, comply with the applicable requirements of Article L.1224-1 of the French Labor Code.

          (a)   The following additional defined terms apply to this Section 6.3:

              (i)  "Affected French Business Employees" means those employees of TDCC or its Affiliates in France who are primarily devoted to the Business and to whom Article L.1224-1 of the French Labor Code applies.

             (ii)  "Protected French Business Employees" means those Affected French Business Employees whose transfer to Purchaser or an Affiliate of Purchaser is subject to the prior authorization of the French labor inspector.

            (iii)  "Transferred French Employees" means, subject to the occurrence of a Put Option Exercise Event and completion of the transactions contemplated by the Put Option Agreement, including the Consultation Proceeding (as defined in the Put Option Agreement) and any required prior authorization by the French labor inspector with respect to any Protected French Business Employee, those Affected French Business Employees who are or become employees of Purchaser as of the consummation of the transfer of French Assets pursuant to the French Asset Transfer Agreement, all in accordance with the Put Option Agreement, French Asset Transfer Agreement and applicable provisions of the French Labor Code. The date on which an Affected French Business Employee transfers to Purchaser or its designated Affiliate shall be referred to herein as a "French Employee Transfer Date."

          (b)   The parties hereto acknowledge that the Affected French Business Employees include one (1) Protected French Business Employee, who will be separately designated on the updated Schedule 6.3(a), whose transfer to Purchaser or an Affiliate of Purchaser is subject to the prior authorization of the French labor inspector. TDCC will request (or will cause to be requested) the authorization of the labor inspector to transfer the Protected French Business Employee in accordance with the provisions of the French Labor Code. The parties hereto acknowledge and agree that the transfer of the employment Contract(s) of the Protected French Business Employee to Purchaser or an Affiliate of Purchaser will only be effective as from the date on which the authorization of the labor inspector is obtained. TDCC will use reasonable efforts to obtain the authorization of the French labor inspector to transfer the Protected French Business Employee. TDCC agrees to inform Purchaser of the receipt of such authorization. Notwithstanding anything in Section 6.3(a)(iii) to the contrary, if the French labor inspector's authorization is obtained after the French Employee Transfer Date of the Affected French Business Employees who are not Protected French Business Employees, the Protected French Business Employee shall become a Transferred French Employee effective as from the date on which the authorization is obtained and such date shall be the French Employee Transfer Date with respect to the Protected French Business Employee. If the French labor inspector refuses the transfer of the Protected French Business Employee, the parties hereto agree that the Protected French Business Employee will not

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  transfer employment to Purchaser or any of its Affiliates and neither TDCC nor Purchaser nor any Affiliate of Purchaser shall be entitled to indemnification from any other party hereto with respect to such Protected French Business Employee.

          (c)   The parties hereto acknowledge and agree that any unilateral undertaking and custom applicable to Affected French Business Employees, as listed on Schedule 6.3(a), shall continue to apply collectively to the Transferred French Employees after the Closing Date, to the extent such unilateral undertaking and custom are applicable to the Transferred French Employees immediately prior to the Closing Date.

          (d)   The parties hereto acknowledge and agree that the mandatory profit sharing scheme applicable to the Affected French Business Employees prior to the French Employee Transfer Date(s) (Accord de participation de groupe dérogatoire) shall no longer be applicable to an Affected French Business Employee after such Affected French Business Employee's French Employee Transfer Date, and Purchaser and its Affiliates shall implement a new scheme, in accordance with the requirements of Section L.3323-8 of the French Labor Code.

          (e)   Notwithstanding anything in this Article VI to the contrary, the transfer of the Affected French Business Employees and Protected French Business Employee to Purchaser or any of its Affiliates shall result in the transfer of all rights, duties, Liabilities related to such Affected French Business Employees to Purchaser and its Affiliates. Accordingly, Purchaser and its Affiliates shall, as of the French Employee Transfer Date(s), be fully responsible for, and bear all costs in relation to, all Liabilities related to the Transferred French Employees, including any salaries or other costs, paid holidays, thirteenth-month pay, time saving accounts, bonus, pension Liabilities, Taxes and social security charges.

          (f)    Subject to applicable Law, Purchaser shall, and shall cause its Affiliates to, ensure that the Transferred French Employees receive protections with respect to terms and conditions of employment and compensation and benefits that are no less favorable to such Transferred French Employees than those provided to the Transferred French Employees by TDCC or one of its Affiliates prior to the French Employee Transfer Date(s). The current unused vacation benefits for each Transferred French Employee shall be identified by TDCC within thirty (30) days after the French Employee Transfer Date(s) in the form of Schedule 6.3(f).

        6.4    Seconded Employees.     Notwithstanding anything in this Agreement to the contrary, the US Employees and Remaining Employees identified on Schedule 6.4 (each, a "Seconded Employee" and collectively, the "Seconded Employees"), which Schedule 6.4 shall be provided by TDCC to Purchaser after the date of this Agreement but prior to the Closing Date, who otherwise would become Transferred Employees as of the Closing Date shall instead be seconded to Purchaser or an Affiliate of Purchaser in accordance with the terms of an applicable seconding agreement, substantially in the form attached hereto as Exhibit G (the "Seconding Agreement"), with such secondments to be effective from the Closing Date up to and including the respective dates set forth in the Seconding Agreement; provided, however, that no secondment period under the Seconding Agreement shall exceed six (6) full calendar months after the Closing Date. TDCC expects the number of Seconded Employees to be ten (10) or fewer US Employees and Remaining Employees in the aggregate. Effective upon the expiration of the Seconded Employee's secondment period, such Seconded Employee shall transfer to Purchaser or a designated Affiliate of Purchaser in accordance with the provisions of Section 6.1(b) (in the case of Seconded Employees who are US Employees) or Section 6.2(b) (in the case of Seconded Employees who are Remaining Employees) and each such Seconded Employee who becomes an employee of Purchaser or any of its Affiliates after the Closing shall be a Transferred Employee as of the expiration of the Seconded Employee's secondment period, and any obligations of Purchaser and its Affiliates hereunder with respect to any such Seconded Employee shall not commence until such Seconded Employee becomes a Transferred Employee.

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        6.5    Employee Matters Indemnity.     Purchaser and its Affiliates shall indemnify and hold harmless TDCC and its Affiliates, and each of their respective officers, directors and employees, from all costs, expenses or other damages that may result in respect of claims made by any Employee or Transferred Employee, as applicable, for (a) severance or other separation benefits arising out of or in connection with Purchaser's or its Affiliates' employment of, Purchaser's or its Affiliates' failure to provide notice of employment or an offer of employment to, or Purchaser's or its Affiliates' termination of employment of, any Transferred Employee not in accordance with the terms of this Agreement or the provisions of applicable Law and (b) any failure of Purchaser or its Affiliates to discharge their respective obligations under this Article VI.

        6.6    Workers' Compensation.     Except as otherwise provided under an applicable workers' compensation insurance policy or fund or as otherwise determined by an applicable Governmental Authority with respect to workers' compensation, TDCC and its Affiliates shall be responsible for all workers' compensation claims by any Employee arising out of any injuries and diseases incurred, sustained, or resulting from work-related exposures or conditions prior to the Closing Date (regardless of whether the claim related thereto is filed after the Closing). Purchaser shall be responsible for all workers' compensation claims by any of the Transferred Employees arising out of any injuries and diseases incurred, sustained, or resulting from work-related exposures or conditions on or after the Closing, including any compensable acceleration or aggravation occurring on or after the Closing Date of any pre-Closing illness or injuries. For purposes of this Section 6.6, references to the "Closing" and the "Closing Date" mean (a) with respect to each Transferred French Employee, the applicable "French Employee Transfer Date" in each case, (b) with respect to each Remaining Employee covered by the Transition Services Agreement for a transition period, the applicable date as of which the Remaining Employee becomes a Transferred Remaining Employee, and (c) and with respect to each Transferred Employee who was a Seconded Employee, the applicable date as of which the Employee's secondment period expired.

        6.7    Payment of Obligations.     TDCC and its Affiliates shall pay to the Transferred Remaining Employees and the Transferred French Employees all compensation, bonuses and incentive payments earned by the Transferred Remaining Employees and Transferred French Employees through the Closing Date (or through the expiration of the employee's secondment period in the case of Transferred Remaining Employees who are Seconded Employees or through the applicable French Employee Transfer Date(s) with respect to the Transferred French Employees or through the end of the applicable transition period in the case of Transferred Remaining Employees who are covered by the Transition Services Agreement for a transition period) in accordance with the terms and conditions (including within the timing and form specified for payment therefor) of each TDCC Benefit Plan.

ARTICLE VII
CONDITIONS TO CLOSING

        7.1    Conditions to Each Party's Obligations.     The obligations of each party to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions as of the Closing Date:

          (a)   All Consents, approvals or filings specified on Schedule 7.1(a) shall have been obtained or made, as applicable, from or with the applicable Governmental Authorities.

          (b)   No Governmental Authority of competent jurisdiction shall have entered any injunction, order, restraint or prohibition that prohibits the consummation of the transactions contemplated by this Agreement and that continues to be in effect.

          (c)   Purchaser Stockholder Approval shall have been duly obtained.

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        7.2    Additional Conditions to Obligations of Purchaser.     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of the following additional conditions as of the Closing Date:

          (a)   The representations and warranties of TDCC contained in Article III shall be accurate in all material respects on and as of the Closing Date with the same force and effect as though made by TDCC on and as of the Closing Date (or, in the case of any representation or warranty that addresses matters only as of particular date, on and as of such date only). Notwithstanding the foregoing, if one or more of such representations or warranties contained herein are not accurate in all material respects on and as of any such date, the condition in this Section 7.2(a) shall nevertheless be deemed satisfied unless the inaccuracy of such representations or warranties would reasonably be expected to have a Business Material Adverse Effect.

          (b)   TDCC shall have performed and complied in all material respects with all covenants and obligations required to be performed and complied with by TDCC under this Agreement on or prior to the Closing Date.

          (c)   Purchaser shall have received from TDCC each delivery required pursuant to Section 8.2.

        7.3    Additional Conditions to Obligations of TDCC.     The obligations of TDCC to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of the following additional conditions as of the Closing Date:

          (a)   The representations and warranties of Purchaser contained in Article IV shall be accurate in all material respects on and as of the Closing Date with the same force and effect as though made by Purchaser on and as of the Closing Date (or, in the case of any representation or warranty that addresses matters only as of particular date, on and as of such date only).

          (b)   Purchaser shall have performed and complied in all material respects with all covenants and obligations required to be performed and complied with by Purchaser under this Agreement on or prior to the Closing Date.

          (c)   TDCC shall have received from Purchaser each delivery required pursuant to Section 8.3.

          (d)   The Purchaser Affiliate Agreements shall have been amended, terminated or otherwise modified in accordance with Schedule 5.23 and, if terminated, shall be of no further force or effect from and after the Closing, with no further Liability of Purchaser thereunder and TDCC shall have received evidence reasonably satisfactory to TDCC of the foregoing.

          (e)   The Purchaser Organizational Documents shall be amended and restated such that (i) the Purchaser Charter shall be in the form attached hereto as Exhibit I and (ii) the bylaws of Purchaser shall be in the form attached hereto as Exhibit J.

          (f)    The transactions contemplated by this Agreement shall not result in (i) TDCC holding in excess of forty-five (45%) of all outstanding shares of Purchaser Common Stock, after giving effect to the issuance of Purchaser Common Stock contemplated by Article II and any other issuance of Purchaser Common Stock at the Closing and all redemptions of Purchaser Common Stock in connection with the Purchaser Stockholder Redemption or otherwise, or (ii) in the good faith determination of TDCC, cause TDCC to be required pursuant to GAAP to consolidate Purchaser on its financial statements.

          (g)   The shares of Purchaser Common Stock to be issued as Stock Consideration shall have been approved for listing on NASDAQ.

          (h)   The directors being designated pursuant to Sections 5.17(f) and (g) and the Preferred Director shall have been elected in accordance with the DGCL and the Purchaser Organizational Documents to serve on the Purchaser Board.

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          (i)    (i) Purchaser shall have made all necessary and appropriate arrangements with the Trustee to have all of the funds contained in the Trust Account disbursed to Purchaser immediately prior to the Closing; (ii) all of such funds released from the Trust Account shall be available to Purchaser for payment of the Cash Consideration and the payment of Permitted Transaction Expenses; (iii) an Affiliate of Sponsor shall pay at Closing all Transaction Expenses of Purchaser in excess of Permitted Transaction Expenses; and (iv) there shall be no Proceeding pending or threatened with respect to or against the Trust Account.

          (j)    Purchaser shall have duly adopted and filed with the Secretary of State of the State of Delaware the Series A Certificate of Designation and such filing shall have been accepted by such Secretary of State.

ARTICLE VIII
CLOSING

        8.1    Closing.     The Closing shall take place at the offices of Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, at 9:00 a.m. (Eastern Time) on the date that is three (3) Business Days after the date on which the conditions set forth in Article VII have been satisfied or, to the extent permitted, waived by the party entitled to the benefits thereof (other than those conditions that, by their nature, are to be satisfied at Closing, but subject to the satisfaction of such conditions) or at such other place and at such other time as TDCC and Purchaser may agree. Once the Closing occurs, the Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, 11:59 p.m. (Eastern Time) on the Closing Date; provided, however, that if the Closing occurs on the first day of the month, then the Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, 12:01 a.m. (Eastern Time) on the Closing Date.

        8.2    Deliveries by TDCC.     At or prior to the Closing, TDCC shall deliver, or cause to be delivered, to Purchaser each of the following:

          (a)   the Transition Services Agreement, duly executed by TDCC and AgroFresh;

          (b)   the India Transition Services Agreement, duly executed by the applicable parties thereto;

          (c)   the Bailment Agreement, duly executed by the applicable parties thereto;

          (d)   the Occupancy Agreement, duly executed by TDCC or its applicable Affiliate;

          (e)   the Sublease Agreement, duly executed by TDCC or its applicable Affiliate;

          (f)    the Seconding Agreement, duly executed by TDCC or its applicable Affiliate;

          (g)   the Investor Rights Agreement, duly executed by TDCC or its applicable Affiliate;

          (h)   the Tax Receivables Agreement, duly executed by TDCC or its applicable Affiliate;

          (i)    the Warrant Purchase Agreement, duly executed by TDCC or its applicable Affiliate;

          (j)    certificates representing all of the AF Interests, which certificates shall be duly endorsed in blank or accompanied by stock powers duly executed in blank;

          (k)   a certificate of non-foreign status substantially in the form provided for in U.S. Department of Treasury Regulation §1.1445-2(b)(2);

          (l)    the resignations required by Section 5.16, if any;

          (m)  the schedule of estimated Transfer Taxes contemplated by Section 5.10(f);

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          (n)   a certificate of TDCC dated as of the Closing Date, duly executed by TDCC, certifying as to the satisfaction of the conditions set forth in Sections 7.2(a) and 7.2(b) ; and

          (o)   a fully executed Form 8023 for the Section 338(h)(10) Election pursuant to Section 5.10(i).

        8.3    Deliveries by Purchaser.     At or prior to the Closing, Purchaser shall deliver, or cause to be delivered, to TDCC each of the following:

          (a)   the Occupancy Agreement, duly executed by Purchaser or its applicable Affiliate;

          (b)   the Sublease Agreement, duly executed by Purchaser or its applicable Affiliate;

          (c)   the Seconding Agreement, duly executed by Purchaser or its applicable Affiliate;

          (d)   the Investor Rights Agreement, duly executed by Purchaser and each other party thereto (other than TDCC);

          (e)   the Tax Receivables Agreement, duly executed by Purchaser;

          (f)    the Warrant Purchase Agreement, duly executed by Purchaser and Boulevard Acquisition Sponsor, LLC, a Delaware limited liability company;

          (g)   a certificate of Purchaser dated as of the Closing Date, duly executed by Purchaser, certifying as to the satisfaction of the conditions set forth in Sections 7.3(a) and 7.3(b) ;

          (h)   the Cash Consideration in accordance with Section 2.3;

          (i)    stock certificates or, at TDCC's option, evidence of shares in book-entry form, representing the Purchaser Common Stock; and

          (j)    a stock certificate or, at TDCC's option, evidence of shares in book-entry form, representing one (1) share of Series A Preferred Stock in accordance with Section 8.4.

        8.4    Purchaser Organizational Documents.     At the Closing, Purchaser shall (a) cause (i) the Purchaser Charter to be amended and restated in the form attached hereto as Exhibit I and (ii) the bylaws of Purchaser to be amended and restated in the form attached hereto as Exhibit J and (b) issue and deliver to TDCC one (1) fully paid, nonassessable share of Series A Preferred Stock.

ARTICLE IX
TERMINATION

        9.1    Termination.     This Agreement may be terminated, and the transactions contemplated herein may be abandoned, by written notice delivered by the terminating party (other than in the case of Section 9.1(a), which shall only require written Consent as set forth therein) at any time prior to the Closing:

          (a)   by the mutual written Consent of TDCC and Purchaser;

          (b)   by either TDCC or Purchaser, if the Closing shall not have occurred on or prior to October 1, 2015 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to (i) a party hereto if the failure of such party to fulfill any of its obligations under this Agreement has been the cause of or has resulted in the failure of the Closing to occur on or prior to such date or (ii) Purchaser if the failure of the condition set forth in Section 7.1(a) to be satisfied has resulted in the failure of the Closing to occur on or prior to such date;

          (c)   by either TDCC or Purchaser, if an injunction shall have been entered by any Governmental Authority of a competent jurisdiction permanently restraining, enjoining or

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  otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such injunction shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have complied with its obligations under Section 5.3;

          (d)   by Purchaser, if TDCC shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.1 or 7.2 and (ii) cannot be cured by the Outside Date; provided, however, that Purchaser shall have given TDCC written notice, delivered at least sixty (60) days prior to such termination, stating Purchaser's intention to terminate this Agreement pursuant to this Section 9.1(d) and the basis for such termination;

          (e)   by TDCC, if Purchaser shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.1 or 7.3 and (ii) cannot be cured by the Outside Date; provided, however, that TDCC shall have given Purchaser written notice, delivered at least sixty (60) days prior to such termination, stating TDCC's intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination; or

          (f)    by either TDCC or Purchaser, if at the Purchaser Stockholder Meeting (including any adjournments thereof) the Purchaser Stockholder Approval is not obtained.

        9.2    Effect of Termination.     If this Agreement is terminated pursuant to Section 9.1, neither party hereto shall have any Liability to the other party hereto, except that (a) Sections 5.5 (Brokers), 5.9 (Confidentiality), this Section 9.2 and Article XI shall survive the termination of this Agreement, and (b) no such termination shall relieve either party from Liability for intentional breach of this Agreement that occurs prior to such termination. In the event this Agreement is terminated pursuant to Section 9.1 (other than pursuant to Section 9.1(d)), neither Purchaser nor any of its Subsidiaries shall at any time, directly or indirectly, consummate a Business Combination or any substantially similar transaction or agree to do, or commit to use the proceeds of the Trust Account to do, any of the foregoing.

ARTICLE X
INDEMNIFICATION

        10.1    Representations, Warranties and Covenants.     The representations and warranties contained herein or in any certificate delivered in connection with this Agreement and each covenant contained herein that requires performance prior to the Closing shall terminate effective as of immediately prior to the Closing such that no claim for breach of any such representation or warranty, covenant, detrimental reliance or other right or remedy may be brought after the Closing; provided, however, that (a) Section 3.7 shall survive the Closing until the six (6) month anniversary of the Closing, (b) Section 3.4(b) shall survive the Closing until the fifteen (15) month anniversary of the Closing, and (c) the Fundamental Representations shall survive indefinitely. Any covenant contained herein that requires performance at or after the Closing shall survive the Closing until the expiration of the statute of limitations for breach of contract with respect to such covenant and nothing in this Section 10.1 shall limit the right of any party to bring a claim for breach of any covenant contained in this Agreement that requires performance at or after the Closing.

        10.2    Indemnification by TDCC.     From and after the Closing, subject to the provisions of this Article X (including the limitations set forth in Section 10.4), TDCC shall (or shall cause its relevant Affiliates to) indemnify Purchaser and its Affiliates (each, a "Purchaser Indemnified Party") against, be liable to the Purchaser Indemnified Parties for and hold each Purchaser Indemnified Party harmless

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from, any and all Losses incurred or suffered by each Purchaser Indemnified Party to the extent arising out of any of the following:

          (a)   any breach of or inaccuracy in any Fundamental Representation made by TDCC in Article III; and

          (b)   any breach of or inaccuracy in the representation set forth in Section 3.4(b).

        10.3    Indemnification by Purchaser.     From and after the Closing, subject to the provisions of this Article X (including the limitations set forth in Section 10.4), Purchaser shall indemnify TDCC and its Affiliates (each, a "TDCC Indemnified Party") against, be liable to the TDCC Indemnified Parties for and hold each TDCC Indemnified Party harmless from, any and all Losses incurred or suffered by each TDCC Indemnified Party to the extent arising out of any breach of or inaccuracy in any Fundamental Representation made by Purchaser in Article IV;

        10.4    Limitations on Liability.     Notwithstanding anything to the contrary in this Agreement or any right or remedy available under any Law:

          (a)   The Purchaser Indemnified Parties shall have the right to payment by TDCC under Section 10.2(b) only if, and only to the extent that, the Purchaser Indemnified Parties shall have incurred, (i) as to any individual claim under Section 10.2(b), an indemnifiable Loss in excess of one hundred thousand Dollars ($100,000) and (ii) as to all claims under Section 10.2(b), indemnifiable Losses in excess of forty million Dollars ($40,000,000) in the aggregate (the "Claims Deductible") (in determining whether the Claims Deductible has been satisfied, only Losses for claims under Section 10.2(b) exceeding the per claim threshold set forth in the foregoing clause (i) shall be included), in which case the Purchaser Indemnified Parties shall have a right to payment only to the extent that Losses satisfy the requirements set forth in clause (i) and clause (ii).

          (b)   TDCC shall have no Liability under or otherwise in connection with this Article X in excess of (i) as to Section 3.4(b), two hundred million Dollars ($200,000,000) in the aggregate, and (ii) as to the Fundamental Representations, an amount equal to the Purchase Price; provided that in no event shall the aggregate amount of TDCC's Liability under clause (i) and clause (ii) exceed the Purchase Price. Purchaser shall have no Liability under or otherwise in connection with this Article X in excess of an amount equal to the Purchase Price.

          (c)   The limitations set forth in this Section 10.4 shall not apply with respect to TDCC's or Purchaser's fraud and such Person shall be liable to the Purchaser Indemnified Parties or the TDCC Indemnified Parties, as applicable, for the full amount of Losses resulting from, arising out of or related to such fraud.

        10.5    Claims.     As promptly as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement not involving a Third Party Claim, but in any event no later than fifteen (15) Business Days after first becoming aware of such claim, the Indemnified Person shall give written notice to the Indemnifying Person of such claim in accordance herewith (a "Claim Notice"); provided, however, that the failure of the Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Agreement except to the extent (if any) that the Indemnifying Person shall have been materially prejudiced thereby. The Claim Notice shall set forth in reasonable detail (a) the facts and circumstances giving rise to such claim for indemnification, including all relevant supporting documentation, (b) the nature of the Losses suffered or incurred or expected to be suffered or incurred, (c) a reference to the provisions of this Agreement in respect of which such Losses have been suffered or incurred or are expected to be suffered or incurred, (d) the amount of Losses actually suffered or incurred and, to the extent the Losses have not yet been suffered or incurred, a good faith estimate of the amount of Losses that could be expected to be suffered or incurred and (e) such other information as may be necessary for the Indemnifying Person to determine that the limitations in this Article X (including the limitations set forth in Section 10.4) have been satisfied or do not apply.

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        10.6    Notice of Third Party Claims; Assumption of Defense.     The Indemnified Person shall give a Claim Notice (in the form contemplated by Section 10.5) as promptly as is reasonably practicable, but in any event no later than ten (10) Business Days after receiving notice thereof, to the Indemnifying Person of the assertion of any claims, or the commencement of any Proceeding, by any Person who is not an Indemnified Person in respect of which claims for indemnity may be sought under this Agreement (a "Third Party Claim"); provided, however, that the failure of the Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Agreement except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any such Third Party Claim and (b) upon written notice to the Indemnified Person, at any time during the course of any such Third Party Claim, assume the defense thereof with counsel of its own choice and in the event of such assumption, shall have the exclusive right, subject to clause (a) in the proviso in Section 10.7, to settle or compromise such Third Party Claim, provided that the Indemnifying Person obtain as a condition of any settlement or other compromise, a complete release of the Indemnified Person subject to such Third Party Claim. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. Whether or not the Indemnifying Person chooses to defend or prosecute any such Third Party Claim, all of the parties hereto shall cooperate in the defense or prosecution thereof, including all witnesses, pertinent records, materials and information in the Indemnified Person's possession or under the Indemnified Person's control relating thereto (or in the possession or control of any of its Representatives) as is reasonably requested by the Indemnifying Person or its counsel.

        10.7    Settlement or Compromise.     Any settlement or compromise made or caused to be made by the Indemnified Person (unless the Indemnifying Person has the exclusive right to settle or compromise under clause (b) of Section 10.6) or the Indemnifying Person, as the case may be, of any such Third Party Claim shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that (a) no Liability, restriction or Loss shall be imposed on the Indemnified Person as a result of such settlement or compromise without its prior written Consent, which Consent shall not be unreasonably withheld, conditioned or delayed and (b) the Indemnified Person shall not compromise or settle any Third Party Claim without the prior written Consent of the Indemnifying Person.

        10.8    Time Limits.     Any right to indemnification or other recovery under this Article X shall apply only to Losses with respect to which the Indemnified Person shall have notified the Indemnifying Person in writing within the applicable survival period set forth in Section 10.1 and in accordance with Section 10.5 or 10.6, as applicable. If any claim for indemnification or other recovery is timely asserted under this Article X, the Indemnified Person shall have the right to bring a Proceeding with respect to such claim after the expiration of the applicable survival period set forth in Section 10.1.

        10.9    Mitigation; Net Losses.

          (a)   In the event of any Loss that may give rise to an indemnification obligation hereunder, the Indemnified Person shall take, and cause its Affiliates to take, all reasonable measures to mitigate the consequences of such Loss, including (i) cooperating with the Indemnifying Person, if so requested by the Indemnifying Person and (ii) taking all such reasonable measures that are required to prevent any contingent Liability from becoming an actual Liability. If any Indemnified Person shall fail to take such measures specified in clause (i) or clause (ii), then notwithstanding anything to the contrary in this Agreement, the Indemnifying Person shall not be required to indemnify the Indemnified Person for any Loss that would reasonably be expected to have been avoided if such efforts had been made.

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          (b)   Notwithstanding anything to the contrary in this Agreement, the amount of any Losses incurred or suffered by any Indemnified Person shall be calculated after giving effect to (i) any insurance proceeds received from unaffiliated third parties by the Indemnified Person (or any of its Affiliates) with respect to such Losses, (ii) any Tax benefit realized by the Indemnified Person (or any of its Affiliates) arising from the facts or circumstances giving rise to such Losses or by the Indemnified Person (or any of its Affiliates) from any indemnification payment with respect to such Losses, and (iii) any recoveries obtained by the Indemnified Person (or any of its Affiliates) from any other unaffiliated third party, and (iv) any amounts recorded in the Historical Financial Information with regard to such Losses. If any such proceeds, benefits or recoveries are received by an Indemnified Person (or any of its Affiliates) with respect to any Losses after the Indemnifying Person has made a payment to the Indemnified Person with respect thereto, the Indemnified Person (or such Affiliate) shall promptly pay to the Indemnifying Person the amount of such proceeds, benefits or recoveries (up to the amount of the Indemnifying Person's payment with respect to such Losses).

        10.10    Purchase Price Adjustments.     To the extent permitted by Law, any amounts payable under Section 10.2 or Section 10.3 shall be treated by Purchaser and TDCC as an adjustment to the Purchase Price. Notwithstanding anything to the contrary contained in this Agreement, to the extent that an adjustment is made to or taken into account in determining the Purchase Price or any payments are made in respect of any matter relating to or arising out of this Agreement, no Purchaser Indemnified Party shall be entitled to any indemnification or any other payment with respect to such matter to the extent of such adjustment or payment and such matter will not, to the extent of such adjustment or other payment, constitute a breach of any representation, warranty, covenant or agreement contained herein.

        10.11    Knowledge.    Notwithstanding anything to the contrary in this Agreement, after the Closing, no Indemnifying Person shall be liable for any breach of or inaccuracy in any representation or warranty of such Indemnifying Person contained in this Agreement, or any breach of or failure to perform any covenant or obligation by such Indemnifying Person, in any such case if the Indemnified Person or any of its Affiliates had knowledge, at or before the Closing, of the facts as a result of which such representation or warranty was breached or inaccurate or such covenant or obligation was breached or not performed. The parties understand and agree that the knowledge of Persons who are employees of TDCC or its Affiliates or any AgroFresh Entity immediately before Closing shall not be imputed to any Purchaser Indemnified Party for purposes of this Section 10.11.

        10.12    References.     All references in Section 3.4(b) to "material" shall be excluded with regard to both (i) determining whether any inaccuracy in or breach of such representation has occurred and (ii) determining the amount of any Losses in connection therewith.

ARTICLE XI
MISCELLANEOUS

        11.1    Amendment.     Except as provided in Section 11.17, this Agreement may be amended, modified or supplemented only by an instrument in writing signed by Purchaser and TDCC; provided that this Section 11.1, Section 11.6, Section 11.13, Section 11.14, and Section 11.15 may not be modified or amended in a manner that is adverse in any material respect to the Committed Lenders without the prior written consent of such Committed Lenders

        11.2    Notices.     Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile

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transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day:

(i)	If to Purchaser, addressed as follows:
Boulevard Acquisition Corp. 399 Park Avenue, 6th Floor New York, NY 10022
	Attention:	Stephen Trevor
	Facsimile:	(212) 878-3545
with a copy to:
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
	Attention:	Alan I. Annex
	Facsimile:	(212) 801-6400
(ii)	If to TDCC, addressed as follows:
The Dow Chemical Company 2030 Dow Center Midland, MI 48674
	Attention:	Corporate Director, M&A
	Facsimile:	(989) 636-8907
with copies to:
The Dow Chemical Company 2030 Dow Center Midland, MI 48674
	Attention:	Executive Vice President and General Counsel
	Facsimile:	(989) 638-9397
and
Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
	Attention:	Marc F. Sperber Kevin C. Cunningham
	Facsimile:	(312) 706-8208 (312) 706-8139

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

        11.3    United States Dollars.     Except as otherwise provided herein or in a Local Transfer Agreement, all payments pursuant hereto shall be made by wire transfer in Dollars in immediately available funds without any set-off, deduction or counterclaim whatsoever. Except as expressly set forth herein or therein, any Contract, Liability, claim or document referred to in this Agreement (including any amount included in the calculation of the Working Capital Target or the Closing Working Capital) that is denominated in a currency other than Dollars, will be deemed, for purposes of this Agreement, to be converted into Dollars using TDCC's internal trading rate in effect on the Closing Date (the "Conversion Rate"); provided, however, that if the Closing Date is a date other than the last day of a

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month, the Conversion Rate shall be TDCC's internal trading rate in effect on the last day of the month preceding the month in which the Closing occurs.

        11.4    Waivers.     The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such party, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        11.5    Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no assignment of this Agreement or any rights or obligations hereunder, by operation of law or otherwise, may be made by any party without the written Consent of the other party, other than, in the case of TDCC only, to an Affiliate of TDCC (but no such assignment shall relieve the assigning party of its obligations hereunder). Any purported assignment in violation of this Agreement shall be null and void ab initio.

        11.6    No Third Party Beneficiaries.     Except as otherwise provided in Section 5.15, this Agreement is solely for the benefit of the parties hereto and their respective successors and permitted assigns and, to the extent provided herein, their respective Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Without limiting the preceding sentence, no provision of Article VI shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of AgroFresh or TDCC or any of its Affiliates in respect of continued employment (or resumed employment) with either Purchaser or any of its Affiliates, and no provision of Article VI shall create any such rights in any such Person in respect of any benefits that may be provided, directly or indirectly, under any TDCC Benefit Plan or any Purchaser Benefit Plan. Notwithstanding anything to the contrary provided in this Section 11.6, Committed Lenders shall be express third party beneficiaries of Section 11.1, this Section 11.6, Section 11.13, Section 11.14, and Section 11.15

        11.7    Publicity.     No public announcement or other publicity regarding the existence of this Agreement or the Related Agreements or its or their contents or the transactions contemplated hereby or thereby shall be made by Purchaser, AgroFresh, TDCC or any of their respective Representatives without the prior written Consent of Purchaser and TDCC, in any case, as to form, content, timing and manner of distribution or publication (which Consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the prior written Consent of the other party shall not be required hereunder with respect to any press release, public announcement or communication that is substantially similar to a press release, public announcement or communication previously issued with the prior written Consent of such other party. Each of TDCC and Purchaser agrees to hold confidential the terms and provisions of this Agreement and the Related Agreements and the terms of the transactions contemplated hereby or thereby. Notwithstanding the foregoing, nothing in this Section 11.7 shall prevent either party or its Affiliates or any other Person from making any public announcement or disclosure required by Law or the rules of any stock exchange.

        11.8    Further Assurances.     On and after the Closing Date, each party hereto shall execute and deliver to any other party such assignments and other instruments as may be reasonably requested by such other party and are required to effectuate the transactions contemplated by this Agreement.

        11.9    Severability.     If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

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        11.10    Entire Understanding.     This Agreement, the Related Agreements and the Confidentiality Agreement set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersede and replace any and all prior agreements, arrangements and understandings, written or oral, between the parties relating to the subject matter hereof.

        11.11    Language.     TDCC and Purchaser agree that the language used in this Agreement is the language chosen by the parties to express their mutual intent, and that no rule of strict construction is to be applied against TDCC or Purchaser. Each of TDCC and Purchaser and their respective counsel have reviewed and negotiated the terms of this Agreement.

        11.12    Remittances.     All remittances, payments, mail and other communications relating to AgroFresh or the Business received by TDCC or any of its Affiliates at any time after the Closing Date shall be promptly turned over to Purchaser by TDCC. All remittances, payments, mail and other communications not relating to AgroFresh to the Business and addressed to TDCC or any of its Affiliates received by Purchaser or any of its Affiliates at any time after the Closing Date shall be promptly turned over to TDCC by Purchaser.

        11.13    Applicable Law.     This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof; provided that, for the avoidance of doubt, any Debt Commitment Letter shall be governed and construed and enforced exclusively in accordance with the internal laws of the State of New York.

        11.14    Jurisdiction of Disputes; Waiver of Jury Trial.     Each party to this Agreement hereby: (a) agrees that any Proceeding in connection with or relating to this Agreement or any matters contemplated hereby, shall be brought exclusively in the Delaware Court of Chancery (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court located in the City of Wilmington, Delaware); provided that any Proceeding involving any Committed Lender shall be brought exclusively in the state or federal courts located in the borough of Manhattan, city and state of New York; (b) consents and submits to personal jurisdiction in connection with any such Proceeding in any such court described in clause (a) of this Section 11.14 and to service of process upon it in accordance with the rules and statutes governing service of process; (c) waives to the full extent permitted by Law any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that any such Proceeding was brought in an inconvenient forum; (d) designates, appoints and directs CT Corporation System as its authorized agent to receive on its behalf service of process and documents in any Proceeding in such courts; (e) agrees to notify the other party to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly designate another agent in the State of Delaware to serve in place of such agent and deliver to the other party written evidence of such substitute agent's acceptance of such designation; (f) agrees as an alternative method of service to service of process in any such Proceeding by mailing of copies thereof to such party at its address set forth in Section 11.2; (g) agrees that any service made as provided herein shall be effective and binding service in every respect; and (h) agrees that nothing herein shall affect the rights of either party to effect service of process in any other manner permitted by Law. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT, ANY DEBT COMMITMENT LETTER OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

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        11.15    Remedies.

          (a)   Each of the parties hereto acknowledges that, in the event of any non-performance or breach of this Agreement, the non-performing or non-breaching party, as the case may be would be immediately and irreparably harmed by such non-performance or breach and could not be made whole by monetary damages. It is accordingly agreed that, with respect to any such non-performance or breach, each party hereto (a) shall waive, in any action for equitable relief (including specific performance, injunctive relief and any other equitable remedy), the defense of adequate remedy at law and (b) shall, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), be entitled to equitable relief (including the compelling of specific performance of this Agreement, injunctive relief and any other equitable remedy) with no obligation to prove actual damages or post any bond in connection therewith, in any action instituted in accordance with Section 11.14. Without limiting the generality of the foregoing, the parties hereto agree that the TDCC shall be entitled to enforce specifically Purchaser's obligations under Section 5.3 and Purchaser's obligation to consummate the transactions contemplated by this Agreement (including the obligation to consummate the Closing and to pay the Cash Consideration and issue the Stock Consideration) if the conditions set forth in Sections 7.1 and 7.2 have been satisfied (other than the conditions that by their terms are not to be satisfied until the Closing, but subject to the waiver or fulfillment of such conditions at the Closing). The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy. Notwithstanding anything in this Agreement to the contrary, in no event shall TDCC or any of its Affiliates (other than, following the Closing, Purchaser and its Subsidiaries) bring any Proceeding against, or otherwise seek any monetary damages or any equitable remedy or specific performance from, or in respect of, any Committed Lender (or any of such financial institution's Affiliates and their and their Affiliates' respective directors, officers and employees) in connection with this Agreement, the Debt Commitment Letters or any transaction contemplated hereby or thereby. TDCC and its Affiliates (other than, following the Closing, Purchaser and its Subsidiaries) hereby waive all claims or causes of action, whether in law or equity, against any Committed Lender (or any of such financial institution's Affiliates and their and their Affiliates' respective directors, officers and employees) arising out of this Agreement, any Debt Commitment Letter or any transaction contemplated hereby or thereby.

          (b)   In no event shall either party hereto or any of their respective Affiliates or AgroFresh or any Committed Lender (or any of such financial institution's Affiliates and their and their Affiliates' respective directors, officers and employees) have any liability under this Agreement or any Local Transfer Agreement or otherwise in connection with the transactions contemplated hereby (including the Restructuring Transactions) or thereby for any special, punitive, exemplary, speculative, indirect, remote or consequential damages, damages for lost profits or damages based upon a multiple of earnings or diminution in value or any similar damages, regardless of whether such damages were foreseeable.

          (c)   From and after the Closing, the sole and exclusive Liability and responsibility of the parties hereto and the parties to the Local Transfer Agreements (and, in each case, their respective Affiliates) and AgroFresh under or in connection with (i) any breach of or inaccuracy in Section 3.4(b) or a Fundamental Representation (regardless of the theory upon which any claim may be based, whether contract, equity, tort, fraud, warranty, strict liability or any other theory of liability), and the sole and exclusive remedy of such Persons with respect to any of the foregoing, shall be as set forth in Article X; and (ii) any breach of or in accuracy in Section 3.7 (regardless of the theory upon which any claim may be based, whether contract, equity, tort, fraud, warranty, strict liability or any other theory of liability), and the sole and exclusive remedy of such Persons with respect to any of the foregoing, shall be as set forth in Section 5.11(c). In the event the Closing occurs, in no event shall any party be entitled to rescission of the transactions

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  consummated hereby. None of the parties hereto, their respective Affiliates nor any other Person (including AgroFresh) may bring a claim under any Local Transfer Agreement (except as expressly provided therein), and any and all claims arising out of or in connection with the Business, any Local Transfer Agreement or the transactions contemplated by this Agreement (including the Restructuring Transactions) must be brought under and in accordance with the terms of this Agreement. To the extent that, from and after the Closing, any party hereto or any party to a Local Transfer Agreement or AgroFresh has any Losses for which it would otherwise be entitled to assert any claim or right to indemnification, contribution or recovery against any other party hereto or to a Local Transfer Agreement (or any of their Affiliates) in connection with any Local Transfer Agreement or the transactions contemplated by this Agreement (including the Restructuring Transactions) other than pursuant to the exclusive remedies described in this Section 11.15(c), (i) TDCC hereby waives, releases and agrees not to assert such claim or right, and TDCC agrees to cause each of its Affiliates and, with respect to the period prior to the Closing, AgroFresh, to waive, release and agree not to assert such claim or right and (ii) Purchaser hereby waives, releases and agrees not to assert such claim or right, and Purchaser agrees to cause each of its Affiliates to waive, release and agree not to assert such claim or right, in each case regardless of the theory upon which any claim may be based, whether contract, equity, tort, fraud, warranty, strict liability or any other theory of liability. Notwithstanding anything to the contrary contained herein, this Section 11.15(c) shall not apply to the Put Option Agreement or the French Asset Transfer Agreement (each as defined in Exhibit K) or the transactions contemplated thereby unless and until the transactions contemplated thereby have been consummated.

          (d)   With respect to any obligation of TDCC pursuant to this Agreement to cause or otherwise bring about any action by any of its Affiliates or AgroFresh, in the event that such action is not taken by the applicable Affiliate or AgroFresh, neither Purchaser nor its Affiliates shall have any cause of action against such Affiliate of TDCC or AgroFresh.

          (e)   Neither TDCC nor any of its Affiliates nor AgroFresh shall have any Liability under or otherwise in connection with this Agreement or any Local Transfer Agreement or the transactions contemplated hereby or thereby for any Loss (i) to the extent arising from any action or inaction by TDCC or its Affiliates or AgroFresh, (A) if TDCC or its Affiliates or AgroFresh were required or permitted to take such action or required or permitted not to take such action, in each case, pursuant to the terms of this Agreement, (B) if TDCC or its Affiliates or AgroFresh were required to take such action or required not to take such action, in each case, pursuant to applicable Law, or (C) Purchaser has directed or requested TDCC or any of its Affiliates or AgroFresh to take or to not take such action; (ii) to the extent arising from or relating to any matter disclosed in any Schedule or in the virtual data room made available to Purchaser by TDCC in connection with the transactions contemplated by this Agreement, the index of which as of the date hereof is set forth on Schedule 11.15; (iii) to the extent arising from a change in Law that becomes effective on or after the Closing Date; (iv) to the extent arising as a result of any action taken or omitted to be taken by Purchaser or its Affiliates; or (v) to the extent such Loss is provided for in, or otherwise could have been taken into account in, the Closing Working Capital Statement.

        11.16    Schedules.     Any information disclosed pursuant to any Schedule hereto shall be deemed to be disclosed in each other Schedule to the extent its applicability to such other Schedule is reasonably apparent on its face to Purchaser. Neither the specification of any Dollar amount or any item or matter in any provision of this Agreement nor the inclusion of any specific item or matter in any Schedule is intended to imply that such amount, or higher or lower amounts, or the item or matter so specified or included, or other items or matters, are or are not material, and no party shall use the fact of the specification of any such amount or the specification or inclusion of any such item or matter in any dispute or controversy between the parties as to whether any item or matter not specified herein or included in any Schedule is or is not material for purposes of this Agreement. Neither the specification

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of any item or matter in any provision of this Agreement nor the inclusion of any specific item or matter in any Schedule is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business or in a manner consistent with past practice, and no party shall use the fact of the specification or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any item or matter not specified herein or included in any Schedule is or is not in the ordinary course of business or in a manner consistent with past practice for purposes of this Agreement.

        11.17    Disclaimer of Warranties.     Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, none of TDCC, its Affiliates or AgroFresh or any of their respective Representatives has made, in connection with Purchaser's investigation of the Business or otherwise, any representation or warranty, express or implied, including with respect to (A) merchantability or fitness for any particular use or purpose; (B) the operation of the Business by Purchaser after the Closing; (C) the probable success or profitability of the Business after the Closing or (D) the accuracy or completeness of any information, written or oral, relating to the Business, including the information set forth in the immediately following sentence (the "Business Information"). Without limiting the generality of the foregoing, Purchaser acknowledges that none of TDCC or AgroFresh or their respective Representatives has made or is making any representation or warranty with respect to (and Purchaser has not relied on) (a) any projections, forecasts or forward-looking statements made or made available to Purchaser or its Representatives or (b) any memoranda, charts, summaries (including summary of the terms of certain agreements), schedules or other information about the Business or its operations made available to Purchaser or its Representatives (including the CIM, any information provided to Purchaser or its Representatives by any financial advisor for TDCC or any of TDCC's Affiliates or AgroFresh, and any information, documents or materials made available to Purchaser or its Representatives, whether orally or in writing, in certain "data rooms," management presentations, functional "break-out" discussions, responses to questions submitted on behalf of Purchaser or its Representatives or in any other form in connection with the transactions contemplated by this Agreement), except as expressly set forth in Article III of this Agreement. Purchaser agrees that none of TDCC or AgroFresh or any of their respective Representatives shall have any Liability to Purchaser or its Representatives relating to or resulting from the use of the Business Information or any errors or inaccuracies therein or omissions therefrom, except for any Liability resulting from the breach of the representations and warranties expressly set forth in Article III of this Agreement, but subject to the limitations and restrictions set forth herein. Purchaser also agrees that, except for the representations and warranties expressly set forth in Article III of this Agreement, neither it nor any of its Representatives has relied upon any representations or warranties of any nature made by or on behalf of or imputed to TDCC or AgroFresh or their respective Representatives, and Purchaser acknowledges that, in entering into this Agreement, it has relied solely on the representations and warranties expressly set forth in Article III of this Agreement, subject to the limitations and restrictions specified herein.

        11.18    Privileged Communications.     Purchaser agrees, on behalf of itself and, after the Closing, on behalf of AgroFresh, that all communications in any form or format whatsoever between or among Mayer Brown LLP or any other legal counsel to any of AgroFresh (including, in-house legal counsel), on the one hand, and AgroFresh or any of its Representatives, on the other hand, that relate in any way to the preparation for or negotiation, documentation and consummation of the transactions contemplated by this Agreement or any dispute arising under this Agreement (collectively, the "Privileged Communications") shall be deemed to be attorney-client privileged and that the Privileged Communications and the expectation of client confidence relating thereto belong solely to TDCC and may be controlled by TDCC and shall not pass to or be claimed by Purchaser or AgroFresh. Notwithstanding anything set forth in the foregoing provisions of this Section 11.18 to the contrary, in the event that after the Closing a dispute arises between Purchaser or AgroFresh, on the one hand, and a third party other than a party to this Agreement, on the other hand, AgroFresh may assert the

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attorney-client privilege to prevent disclosure of Privileged Communications to such third party; provided, however, that neither Purchaser nor AgroFresh may waive such privilege without the prior written Consent of TDCC.

        11.19    Certain Agreements and Actions.     Purchaser acknowledges that it has agreed (a) pursuant to Section 8.2, that TDCC shall cause to be delivered to Purchaser at the Closing the Transition Services Agreement, the India Transition Services Agreement and the Bailment Agreement, each duly executed by an AgroFresh or one of its Affiliates; and (b) pursuant to Section 5.11(b), that TDCC take certain actions in respect of the transition of AgroFresh to a standalone business operation. Purchaser agrees that, as of and immediately following the Closing, (i) each of the Transition Services Agreement, India Transition Services Agreement and Bailment Agreement shall be a valid and legally binding agreement, enforceable against AgroFresh (in the case of the Transition Services Agreement and India Transition Services Agreement) and its applicable Affiliate (in the case of the Bailment Agreement) in accordance with its respective terms, subject to the Enforceability Limitations, and Purchaser shall not raise any defense to the validity or enforceability of the Transition Services Agreement, India Transition Services Agreement or Bailment Agreement based on the fact that it was executed while the parties thereto were under control of TDCC and (ii) TDCC and its Affiliates shall have no Liability to Purchaser or any Affiliate of Purchaser arising out of or relating to any action (or failing to take any action) by TDCC or its Affiliates in connection with the efforts contemplated by Section 5.11(b).

        11.20    Trust Account.     Dow hereby agrees that it does not have any right, title, interest or claim arising out of this Agreement in or to any monies in the Trust Account and waives, solely in connection with this Agreement, any such claim it may have in the future solely as a result of, or arising out of, any breach by Purchaser of this Agreement, and will not seek recourse against the Trust Account, in each case solely in connection with this Agreement, provided that (a) nothing in this Section 11.20 shall limit the right of TDCC to pursue a claim against Purchaser for legal relief against monies or other assets held outside the Trust Account or for specific performance or other equitable relief (including a claim for Purchaser to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account to TDCC in accordance with the terms of this Agreement and the Trust Agreement); and (b) nothing in this Section 11.20 shall limit any claims that TDCC may have in the future against Purchaser's assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds). The covenants and obligations set forth in this section shall survive the termination of this Agreement for any reason.

        11.21    Counterparts.     This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

*    *    *    *    *

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BOULEVARD ACQUISITION CORP.
By	/s/ STEPHEN TREVOR
	Name:	Stephen Trevor
	Title:	President and Chief Executive Officer

[Signature Page to Stock Purchase Agreement]

THE DOW CHEMICAL COMPANY
By	/s/ MARK D. GIBSON
	Name:	Mark D. Gibson
	Title:	Authorized Representative

[Signature Page to Stock Purchase Agreement]

Exhibit A

BAILMENT AGREEMENT

        THIS BAILMENT AGREMEENT ("Agreement") is made as of [    •    ], 2015 (the "Effective Date"), by and between DOW AGROSCIENCES S.A.S., having a principal place of business of 371 Rue Ludwig Van Beethoven, 06560, Valbonne, France ("Dow France") and AF Holding France SAS, having a principal place of business of 23 Avenue Jules Rimet, 93200, Saint-Denis, France ("AF France"). Capitalized terms used herein but not defined have the meanings set forth in the Purchase Agreement (as defined below).

        WHEREAS, The Dow Chemical Company ("TDCC"), an Affiliate of Dow France, and Boulevard Acquisition Corp. ("Purchaser"), an Affiliate of AF France, are parties to that certain Stock Purchase Agreement, dated as of April 30, 2015 (the "Purchase Agreement"), pursuant to which, among other things, Purchaser and its designated Affiliates have agreed to purchase from TDCC and its Affiliates, and TDCC and its Affiliates have agreed to sell to Purchaser and such designated Affiliates, all of the issued and outstanding stock of AgroFresh, upon the terms and subject to the conditions set forth therein;

        WHEREAS, Dow France presently holds in its possession, and may hereafter have possession of, certain Inventory and equipment that AF France, as the designated Affiliate of Purchaser, has purchased pursuant to the Purchase Agreement (the "Property");

        WHEREAS, until the Property is removed by AF France from 8 route de Herrlisheim, 67410 Drusenheim, France (the "Premises"), AF France has requested that Dow France continue to hold the Property in its possession and use such Property to provide the services set forth on Schedule 1 of the Transition Services Agreement dated                  , 2015, by and between TDCC and Purchaser ("Transition Services Agreement"); and

        WHEREAS, Dow France and AF France wish to confirm their respective rights and obligations with respect to the Property.

        NOW THEREFORE, in view of their respective covenants set forth below, the parties agree as follows:

        1.    The Property.

          (a)   The Property includes only the Inventory and equipment described on Exhibit A to this Agreement, as such Exhibit A may be amended or supplemented from time to time in accordance with Section 6.

          (b)   All of the Property will at all times be and remain the sole property of AF France. Nothing in this Agreement shall be construed or interpreted as granting Dow France a lien, security interest or encumbrance on the Property.

          (c)   AF France will be responsible for any personal property taxes assessed against the Property, and will also be responsible for obtaining and maintaining insurance on the Property at appropriate levels.

          (d)   Dow France will hold the Property as a bailee for AF France, but will not be responsible for any loss or damage to the Property while in Dow France's possession or control; provided, however, Dow France will be responsible for any loss or damage to the Property directly arising from Dow France's gross negligence or willful misconduct while such Property is in Dow France's possession and control.

        2.    Removal of the Property.    Upon the Termination Date (defined below) or upon such earlier date mutually agreed upon by the parties, AF France shall, at its sole expense, arrange for the removal of the Property from the Premises in accordance with site protocol applicable to the Premises and through the use of Dow France approved vendors.

        3.    Termination.

          (a)   This Agreement shall terminate no later than five (5) years following the Effective Date ("Termination Date"), unless earlier terminated as provided herein. In the event AF France does not remove the Property within sixty (60) days following the Termination Date, any such Property that has not been removed will be considered to have been abandoned by AF France, and Dow France shall be entitled to dispose of such Property as it determines in its sole discretion, without liability to AF France.

          (b)   Dow France may terminate this Agreement in the event AF France (i) fails to pay any invoice sent to AF France pursuant to the Transition Services Agreement, or (ii) materially breaches this Agreement (other than as described in clause (i) above) and fails to cure such breach within fifteen (15) days after Dow France sends AF France notice of such breach.

          (c)   Dow France may terminate this Agreement upon six (6) months' prior written notice in the event Dow France makes definitive plans to cease operations on the Premises.

          (d)   AF France may terminate this Agreement upon thirty (30) days' prior written notice to Dow France.

          (e)   The parties may mutually agree in writing to terminate this Agreement or any portion thereof at any time.

        4.    Indemnification.    AF France will indemnify, defend and save Dow France harmless from and against any loss, claim, suit, or liability by reason of any damage or injury caused by or resulting from Dow France's possession, use, maintenance or operation of the Property; provided, however, AF France shall not indemnify, defend or save Dow France harmless from or against any such loss, claim, suit or liability directly arising from the gross negligence or willful misconduct of Dow France.

        5.    Confidential Information.    AF France acknowledges that in the event it has access to confidential or proprietary information of Dow France, AF France agrees that, during the term of this Agreement and any time after the termination of this Agreement, it will not divulge or disclose any of such confidential information obtained as a result of this Agreement without the prior written approval of Dow France.

        6.    Amendment.    This Agreement (including all Exhibits hereto) may be amended, modified or supplemented only by an instrument in writing signed by both Dow France and AF France.

        7.    Waivers.    The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such party, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        8.    Notices.    Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day:

(i)	If to AF France, addressed as follows:
AF Holding France SAS 23 Avenue Jules Rimet, 93200, Saint-Denis, France
	Attention:	[•]
	Facsimile:	[•]

with a copy to:
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
	Attention:	Alan I. Annex
	Facsimile:	(212) 801-6400
(ii)	If to Dow France, addressed as follows:
Dow AgroSciences S.A.S. 371 Rue Ludwig Van Beethoven 06560 Valbonne France
	Attention:	Elisabeth Camous
	Facsimile:	33 493956128
with copies to:
The Dow Chemical Company 2030 Dow Center Midland, Michigan 48674
	Attention:	Corporate Director, M&A
	Facsimile:	(989) 636-8907
The Dow Chemical Company 2030 Dow Center Midland, Michigan 48674
	Attention:	Executive Vice President and General Counsel
	Facsimile:	(989) 638-9397
and
Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
	Attention:	Marc F. Sperber
	Facsimile:	(312) 706-8208

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

        9.    Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no assignment of this Agreement or any rights or obligations hereunder, by operation of law or otherwise, may be made by any party without the written consent of the other party, other than to an Affiliate of such party (but no such assignment shall relieve the assigning party of its obligations hereunder). Notwithstanding the foregoing, Dow France may assign this Agreement to any purchaser of the Premises without the prior written consent of the AF France so long as such purchaser agrees in writing prior to such assignment to the terms of, and to be bound by the obligations of, this Agreement. Any purported assignment in violation of this Agreement shall be null and void ab initio.

        10.    Severability.    If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

        11.    Entire Agreement.    This Agreement, the Purchase Agreement, the Confidentiality Agreement and the other Related Agreements set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersede and replace any and all prior agreements, arrangements and understandings, written or oral, between the parties relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and the Purchase Agreement, the Purchase Agreement shall control.

        12.    Applicable Law.    This Agreement shall be governed by French Law and shall be interpreted in accordance with French Law.

        13.    Headings.    The headings preceding the text of Sections included in this Agreement and the headings to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.

        14.    Counterparts.    This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Bailment Agreement, which shall be effective as of the Effective Date.

DOW AGROSCIENCES S.A.S.
By:
Name:
Title:
AF HOLDING FRANCE SAS
By:
Name:
Title:

Exhibit B
TRANSITION SERVICE AGREEMENT

        This TRANSITION SERVICE AGREEMENT (this "Agreement") is made on this [    •    ] day of                        , 2015 (the "Effective Date"), between Dow AgroSciences India Pvt. Ltd. ("DASIPL"), having its registered office at Block B, 02, 1st Floor, Godrej IT Park, Godrej Business District, Pirojshanagar, L.B.S Marg, Vikhroli (W), Mumbai—400 079, and                        (the "Company").

        WHEREAS, DASIPL and the Company desire to enter into a transition services agreement whereby DASIPL agrees to provide, or to cause to be provided, to the Company, and the Company agrees to take, certain transition services related to the operations of the Company, on the terms of and subject to the conditions contained in this Agreement.

        IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE 1
DEFINITIONS

        The following terms shall have the meanings set forth in this Article.

        1.1   "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person. The term "control" as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of such corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise.

        1.2   "Agreement" means this Agreement together with Schedule 1 attached hereto.

        1.3   "Copyrights" means copyrights and copyrightable works, together with all applications, registrations and renewals thereof.

        1.4   "Force Majeure Event" means any event or circumstance beyond the reasonable control of DASIPL that prevents or significantly interferes with the performance by DASIPL (or any Affiliate or Third Party contractor of DASIPL) of DASIPL's obligations under this Agreement, including (provided the foregoing requirements have been met) acts of God, strikes, lockouts or industrial disputes or disturbances, civil disturbances, arrests or restraint from rulers or people, interruptions by Governmental Authority or court orders, present and future valid orders of any regulatory body having proper jurisdiction, acts of the public enemy, wars, riots, blockades, insurrections, inability to secure labor or materials (including the inability to secure materials by reason of allocations, voluntary or involuntary, promulgated by any Governmental Authority), epidemics, landslides, lightning, earthquakes, fire, storm, hurricanes, floods, washouts, explosions, breakage or accident to machinery or lines of pipe, inability to obtain easements, servitudes or rights of way or pipeline tie-ins.

        1.5   "Governmental Authority" means any supra-national, federal, state, local or foreign government or other political subdivision thereof or any entity, body, authority, agency, commission, court, tribunal or judicial body exercising executive, legislative, judicial, regulatory or administrative law functions, including quasi-governmental entities established to perform such functions.

        1.6   "Intellectual Property" means all intellectual property and proprietary rights of any nature throughout the world, including (a) Patents, (b) Trademarks, (c) Know-How and (d) Copyrights.

        1.7   "Know-How" means trade secrets, inventions, discoveries, formulae, practices, processes, procedures, ideas, specifications, engineering data, databases, data collections and other confidential business information.

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        1.8   "Law" means any law, statute, regulation, ordinance, rule, code, order, decree, requirement or rule of law (including common law) enacted, promulgated or imposed by any Governmental Authority.

        1.9   "Loss" or "Losses" means any and all losses, Liabilities, claims, damages, reasonable and documented out-of-pocket costs and reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel).

        1.10 "Party" means any entity that executes this Agreement.

        1.11 "Patent" means patents and pending patent applications, including provisionals, continuations, divisional, continuations-in-part, reissues, reexaminations or foreign equivalents thereof, and any invention claimed in any of the foregoing.

        1.12 "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association, union, Governmental Authority or any department or agency thereof or other entity.

        1.13 "Services" means only those services now or hereafter described in Schedule 1 (and no others) and shall not, for the avoidance of doubt, include legal services of any kind.

        1.14 "Service Fees" means any and all fees charged by DASIPL in the course of providing the Services either directly, through an Affiliate or through Third Party contractors as described in Schedule 1.

        1.15 "Service Termination Date" means, with respect to any Service, the date on which the period set forth as the "Service Period" with respect to such Service in Schedule 1 ends.

        1.16 "Surviving Provisions" means Articles 1, 7, 10, 12 and 13, and Sections 2.5, 2.7, 8.1, 8.2, 11.5, 11.6, 11.7, 11.8 and 11.9.

        1.17 "Taxes" means all taxes and similar charges, fees, duties, levies or other assessments (including income, gross receipts, net proceeds, ad valorem, withholding, turnover, real or personal property (tangible and intangible), occupation, customs, import and export, sales, use, franchise, excise, goods and services, value added, stamp, user, transfer, registration, recording, fuel, profit, excess profits, occupational, interest equalization, windfall profits, severance, payroll, unemployment and social security or other taxes or fees) that are imposed by any Governmental Authority, in each case including any interest, penalties or additions to tax attributable thereto (or attributable to the nonpayment thereof).

        1.18 "Third Party" means any Person that is not a Party or an Affiliate of a Party.

        1.19 "Trademark" means trademarks, service marks, trade names, service names, trade dress, Internet domain names and other indicia of origin, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof.

ARTICLE 2
SERVICES

        2.1   Subject to the Company paying the Service Fees, DASIPL will render, or cause to be rendered, Services to the Company upon the terms and conditions set out in this Agreement. The Company shall (i) use all such Services in substantially the same manner and for the same purposes as such Services were used by DASIPL and its Affiliates immediately prior to the Effective Date (and for no other purpose) and (ii) endeavor in good faith to cease using such Services as soon as possible following the Effective Date but in any event no later than the Termination Date.

        2.2   The Company agrees that DASIPL may request any of its Affiliates to provide or assist in the provision of Services to the Company and to render ancillary administrative and support services to

2

assist DASIPL in performing its obligations hereunder; provided, however, that DASIPL will remain responsible for performance of all Services provided hereunder.

        2.3   DASIPL may employ or cause to be employed Third Party contractors as it considers appropriate in its judgment to perform, or assist in the performance of, Services under this Agreement. DASIPL shall remain responsible to the Company for the performance of all Services so contracted or performed; provided, however, that neither DASIPL nor its Affiliates shall be liable for any interruption, disruption or downtime in the Services caused by acts or omissions of a Third Party contractor, unless such acts or omissions arose from the gross negligence or willful misconduct of such Third Party contractors, or any other Person other than DASIPL or its Affiliates.

        2.4   At its sole cost, the Company shall provide (except as prohibited by applicable Law or contractual obligation of confidentiality) the information to DASIPL that, in the opinion of the Company or DASIPL, DASIPL reasonably requires in order to perform fully its duties under this Agreement.

        2.5   In performing the Services hereunder, DASIPL and the Company acknowledge and agree that DASIPL, its Affiliates and their respective representatives shall be considered independent contractors with respect to the Company. Nothing in this Agreement shall be construed to create the relationship of partnership, principal and agent, joint venturers, or fiduciary and beneficiary between or among the Parties. Additionally, DASIPL shall have the exclusive authority and responsibility to select the means, manner and method of performing the Services described in Schedule 1.

        2.6   DASIPL and its Affiliates and Third Party contractors (if any) that deliver Services to the Company pursuant to this Agreement shall be entitled to reasonable access to the applicable facilities and personnel of the Company upon advance request and as reasonably necessary to perform DASIPL's obligations hereunder, and such persons shall enter said facilities subject to, and comply with, the Company's standard rules for safety and security, and such other reasonable rules or conditions the Company may impose, for its facilities. The Company shall take reasonable measures to ensure the safety of the employees or contractors of DASIPL, its Affiliates or any Third Party contractors who visit the premises of the Company.

        2.7   Where the consent of a Third Party is required for the provision of the Services, DASIPL shall use commercially reasonable efforts at the Company's sole cost to procure the consent, but shall not be in breach of this Agreement if a Third Party refuses to provide such consent.

        To the extent a DASIPL responsibility in any of the Services relies upon input, instructions or policies from the Company, DASIPL will comply with reasonable input, instructions or policies of the Company, provided that until the Company provides such input, instructions or policies, DASIPL may, at its option, either be excused from performing the Services, or perform the Services in accordance with its own applicable practices as of the date the Services are to be delivered.

        2.8    Software Ownership Rights.

          2.8.1.  The Company acknowledges and agrees that: (i) nothing in this Agreement (including the provision of Services hereunder) shall be construed as transferring any ownership interest in any software of any Third Party or any licenses thereto ("Third Party Software", and any such Third Party referred to as a "Third Party Provider"), or any proprietary software of DASIPL or its Affiliates used in connection with the provision of the Services ("DASIPL Proprietary Software"); (ii) it shall not obtain or claim any right, title or ownership interest in the Third Party Software or DASIPL Proprietary Software, or any portion thereof or any Intellectual Property rights therein; and (iii) except for the rights granted to the Company hereunder, DASIPL and its Affiliates (or the Third Party Providers, as applicable) shall retain all right, title and interest, including the Intellectual Property rights, in and to all portions of the Third Party Software and DASIPL Proprietary Software, any derivative works, and any copies thereof.

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          2.8.2.  The Company acknowledges and agrees that it shall not make any copies and shall have no right to receive copies of any Third Party Software or DASIPL Proprietary Software. The Company may not recompile, decompile, disassemble, reverse engineer, or make or distribute any other form of, or any derivative work from, DASIPL's or its Affiliates' hardware or software. Upon termination of this Agreement or termination of any Service as provided under this Agreement, the Company shall deliver to DASIPL all Third Party Software, all DASIPL Proprietary Software, and any copies of any of the foregoing in the possession or control of the Company or any of its Affiliates, as the case may be and shall certify to DASIPL after receipt of a written request that all such Third Party Software, DASIPL Proprietary Software, and any such copies thereof have been returned.

ARTICLE 3
DURATION OF SERVICES

        3.1   This Agreement shall commence on the Effective Date and shall terminate on the Service Termination Date, unless terminated earlier pursuant to Article 11.

 ARTICLE 4
SERVICE FEES

        4.1   Commencing as of the Effective Date, the Service Fees for the Services provided by DASIPL shall be as set forth in Schedule 1 and may be increased as indicated in Section 4.3. Any monthly Service Fees for Services terminated in accordance with this Agreement before the last day of a month shall be prorated based on the number of days remaining in such month.

        4.2   Service Fees shall be invoiced to and paid by the Company in Indian Rupees (INR).

        4.3   If any Third Party costs associated with the provision of Services increase (including any new or additional Third Party costs), DASIPL shall be entitled, upon at least ten (10) days' prior written notice to the Company, to increase the Service Fees by a proportionate and nondiscriminatory amount to reflect such increase.

ARTICLE 5
TAXES

        5.1   The Service Fees will be subject to service tax as per Indian Service tax regulations and DASIPL will provide a Tax compatible invoice to the Company, as well as DASIPL's or, where applicable, DASIPL's Affiliates' or Third Party contractors' reasonable travel fees and expenses related to the performance of the Services.

        5.2   If the Company is required by any applicable Law to deduct taxes from or in respect of any sum payable to DASIPL hereunder, the Service Fees invoiced to the Company shall be increased as may be necessary so that, after making all such required deductions, DASIPL receives an amount equal to the sum that would have been received had no such deductions been required.

ARTICLE 6
INVOICING

        6.1   DASIPL will aggregate and invoice in a single invoice each month all of its Service Fees that are to be paid by the Company for such month. With each invoice, DASIPL will provide reasonable supporting documentation with respect to the Service Fees included thereon, provided, however, that DASIPL will not be required to divulge any Third Party pricing or other confidential information.

        6.2   DASIPL's Service Fees will be invoiced monthly, in arrears, and the Company shall pay all invoices within thirty (30) days of the date of such invoice. Payments past due shall bear interest

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calculated on a per annum basis from but not including the date on which payment was due through and including the date of payment at a fluctuating interest rate equal at all times to the prime rate of interest announced publicly from time to time by Citibank, N.A., plus three percent (3%), but in no case higher than the maximum rate permitted by applicable Law.

        6.3   The Company shall not be entitled to set off or reduce payments of the Service Fees by any amounts which it claims are owed to it by DASIPL.

ARTICLE 7
CONFIDENTIALITY

        7.1   During the term of this Agreement and for a period of five (5) years after the expiration or termination hereof (or for any longer period as may be required by applicable Law), each Party shall keep confidential any business or technical information provided to it by, or obtained from, the other Party (including oral disclosures that are subsequently confirmed in writing) and identified by the disclosing Party with the appropriate mark, stamp or legend as "Confidential" or "Proprietary" to such disclosing Party.

        7.2   Except with respect to information or materials that are subject to restriction under privacy Laws or other Laws, no Party shall have any confidentiality restriction hereunder regarding any information or materials that:

          7.2.1  at the time of disclosure are in the public domain or that, after disclosure, enter the public domain except as a result of a breach of this Agreement or any other obligation of confidentiality;

          7.2.2  was in the possession of the receiving Party on a non-confidential basis prior to receipt of the same from the disclosing Party or its Affiliates;

          7.2.3  are provided to such Party by a Third Party, except where the Third Party is subject to an obligation to maintain such information and materials in confidence;

          7.2.4  are independently developed for such Party or its Affiliates by the employees or contractors of such Party or its Affiliates who do not have access to the other Party's confidential information; or

          7.2.5  the receiving Party is legally required to disclose to a Governmental Authority under applicable Law; provided, however, that all reasonable steps are taken to restrict further disclosure by such Governmental Authority and the affected information so disclosed is not otherwise removed from the secrecy obligation.

        7.3   The receiving Party, at the disclosing Party's request, shall return all documentation and other materials furnished to it incorporating any of the disclosing Party's proprietary or confidential information and shall destroy any documentation and other materials the receiving Party may have created incorporating any such proprietary or confidential information.

        7.4   If the receiving Party is required by Law or Governmental Authority to disclose proprietary or confidential information, the receiving Party will use its best efforts to promptly notify the disclosing Party prior to such disclosure to enable the disclosing Party to seek a protective order at the disclosing Party's sole expense. If the disclosing Party does not obtain such protective order, the receiving Party will request confidential treatment of proprietary or confidential information so disclosed.

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 ARTICLE 8
STANDARD OF SERVICES; WARRANTIES; COMPLIANCE WITH LAW

        8.1   DASIPL warrants that it shall use the substantially the same level of care in providing the Services as it does for itself and in no event less than a reasonable level of care. DASIPL may change operational aspects of the Services or the way in which they are provided, or substitute them with other services so long as such changes are made in a nondiscriminatory manner and the Services are provided or procured to substantially the same level of care as its uses for itself. If changes or substitutions are made, DASIPL shall use commercially reasonable efforts so that:

          8.1.1.  the Services are not disrupted; and

          8.1.2.  the change or substitution does not result in an increase in the Service Fees, unless the Company has agreed to the increase in advance.

        8.2   The Company warrants that it will use, the Services in accordance with all applicable Laws and regulations governing the export, re-export, transfer or release of technical data to certain entities or destinations.

        8.3   DASIPL shall be under no obligation to materially alter or modify its operations, procedures, method of doing business, reporting mechanisms or information technology systems in connection with rendering any Service or causing any Service to be rendered hereunder, except to the extent changes are needed to follow legal corporate formalities and to keep the Company's data separate from DASIPL's data.

        8.4   EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 8, NONE OF DASIPL, ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES MAKE OR HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SERVICES, INCLUDING WITH RESPECT TO (A) MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE, (B) THE USE OF THE SERVICE BY COMPANY OR ANY OF ITS AFFILIATES AFTER THE RECEIPT THEREOF, OR (C) THE PROBABLE SUCCESS OR PROFITABILITY OF THE COMPANY'S BUSINESS AFTER THE RECEIPT OF THE SERVICES.

        8.5   If the Company notifies DASIPL in writing of any Services that do not meet the standards in Section 8.1 ("Substandard Services") no later than thirty (30) days after the Substandard Services were delivered, DASIPL shall either correctly re-perform any Substandard Services without further cost to the Company or refund any amounts that the Company paid for such Services, at the discretion of DASIPL. Except in the case of gross negligence or willful misconduct of DASIPL, the corrective re-performance of Substandard Services or refund in accordance with this Section 8.5 shall be the sole and exclusive remedy of the Company (whether any such claim arises in contract, tort, breach of warranty or any other legal or equitable theory) and the total liability of DASIPL for Substandard Services, and the Company waives any other recovery.

ARTICLE 9
FORCE MAJEURE

        9.1   If a Force Majeure Event is claimed by DASIPL, DASIPL shall orally notify the Company as soon as reasonably practicable after the occurrence of such Force Majeure Event.

        9.2   DASIPL will not be liable for any nonperformance or delay in performance of the terms of this Agreement when such nonperformance or delay is due to a Force Majeure Event.

        9.3   Upon the occurrence of a Force Majeure Event, the same will, so far as possible, be remedied as expeditiously as possible using commercially reasonable efforts. It is understood and agreed that nothing in this Section 9.3 shall require the settlement of strikes, lockouts or industrial disputes or

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disturbances by acceding to the demands of any opposing party therein when such course is inadvisable in the discretion of DASIPL.

ARTICLE 10
LIABILITY AND INDEMNITY

        10.1   Subject to the applicable limitations set forth in this Article 10, and except as expressly provided in Section 10.2, the Company shall indemnify, defend, and hold DASIPL, DASIPL's Affiliates, and Third Party contractors providing the Services, together with each of their respective directors, officers and employees, harmless from and against any and all Losses based upon or related to the Services performed for the Company hereunder, even if such Losses were the result of the negligence or strict liability of DASIPL, any Affiliate of DASIPL or any Third Party contractor providing the Services or any of their respective directors, officers, employees, contractors or agents.

        10.2   Subject to the applicable limitations set forth in this Article 10, DASIPL shall indemnify, defend, and hold the Company, its directors, officers and employees, harmless from and against any and all Losses based upon or related to the Services performed for the Company hereunder to the extent that any such Losses were caused by the gross negligence or wilful misconduct of DASIPL.

        10.3   In no event shall DASIPL, DASIPL's Affiliates or Third Party contractors providing the Services be liable to the Company or the Company's Affiliates for indirect, incidental, consequential (including lost profits) or punitive damages; provided, however, that this limitation shall not apply to any indirect, incidental, consequential (including lost profits) or punitive damages asserted or awarded to any Third Party for which DASIPL would otherwise be responsible under Section 10.2.

        10.4   Any cause of action that either Party may have against the other Party, such Party's Affiliates, and/or its or their Third Party contractors (if any) providing the Services that may arise under or in connection with the Services or this Agreement must be commenced within two (2) years after the cause of action has accrued, or shall be deemed to have been waived and withdrawn.

        10.5   Notwithstanding anything else herein to the contrary, the maximum aggregate liability of DASIPL, Affiliates of DASIPL and Third Party contractors providing the Services to the Company under or in connection with this Agreement shall not exceed and shall be limited to the amount of the Service Fees actually received by DASIPL from the Company for the Service with respect to which the claim is made during the six (6) months preceding the last act or omission giving rise to such damages or, in the event such last act or omission occurs during the first six (6) months following the Effective Date, an amount equal to six (6) times the Service Fees paid in the month preceding such last act or omission for the Service with respect to which the claim is made. DASIPL may, in its sole discretion, replace any Services to which any indemnified damages are attributable in mitigation of such damages.

        10.6   Except for any claims seeking equitable relief in connection with the failure of any Party to perform its covenants or agreements hereunder, the Parties, for themselves and their respective Affiliates, agree that the provisions of this Article 10 shall be the exclusive remedies of the Parties (and their respective Affiliates) with respect to the subject matter of this Agreement and the Parties (and their respective Affiliates) shall not be entitled to any further indemnification, contribution, recovery or other rights or claims of any nature whatsoever in respect thereof (whether under this Agreement or under any common law theory or any statute or other Law or otherwise), all of which the Parties hereby waive.

        10.7   The Company agrees that any and all claims, disputes or demands that the Company or any Affiliate of the Company may have that is in any way related to the provision of the Services (whether the Service(s) in question was provided by DASIPL, an Affiliate of DASIPL or a Third Party contractor of DASIPL) shall only be asserted against DASIPL (and not against an Affiliate or Third Party contractor of DASIPL) under and pursuant to the terms of this Agreement.

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ARTICLE 11
TERMINATION

        11.1   The Company may terminate this Agreement at any time upon at least thirty (30) days' prior written notice to DASIPL. Unless otherwise agreed upon by the Parties or required by the terms of this Agreement, the termination of any Services shall be effective as of a calendar month end.

        11.2   DASIPL may terminate this Agreement or suspend performance of its obligations hereunder in the event the Company (i) fails to pay any invoice sent to the Company pursuant to Article 6 within thirty (30) days of the invoice date or (ii) materially breaches this Agreement (other than as described in clause (i) above) and fails to cure such breach within fifteen (15) days after DASIPL sends the Company written notice of such breach.

        11.3   The Parties may mutually agree in writing to terminate this Agreement or any portion thereof at any time.

        11.4   Either Party may terminate this Agreement, upon written notice having immediate effect, in the event that the other Party (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any proceedings (not dismissed within sixty (60) days) related to its liquidation, insolvency or the appointment of a receiver or similar officer, (iii) makes an assignment for the benefit of all or substantially all of its creditors, (iv) takes any corporate action for its winding- up, dissolution or administration or (v) enters into an agreement for the extension or readjustment of substantially all of its obligations or if it suffers any foreign equivalent of the foregoing.

        11.5   Except as provided in Section 11.8, and subject to any rights or obligations which have accrued prior to termination, neither Party shall have any further obligations to the other Party in respect of the part or parts of this Agreement that have been terminated.

        11.6   Upon termination of this Agreement, each Party shall return or deliver to the other Party all proprietary or confidential information received from the other Party and shall take all reasonable measures to expunge such information from any computer, word processor or other device containing such information; provided, however, that (i) a Party shall not be required to expunge electronic material in backup or archive storage where to do so would be commercially impracticable and the material is unavailable to general users or if the material is only retrievable using forensic computer recovery techniques, which electronic material (if any) shall remain subject to such Party's obligations under this Agreement and (ii) DASIPL shall not be required to return, deliver or delete data or information that is commingled with data or information of DASIPL, that pertains to time periods prior to the Effective Date, or that is stored by DASIPL other than in electronic form; provided, however, that any confidential information of the Company that is retained by DASIPL shall be continue to be subject to the obligations of Article 7.

        11.7   Upon the termination of this Agreement, the Company shall, at its sole cost and expense, promptly return or deliver to DASIPL or its designated Affiliate any equipment or other assets owned by or leased to DASIPL or its Affiliates that are in the possession of the Company in connection with the provision of the Services.

        11.8   Upon termination of this Agreement, the Company shall immediately pay all amounts accrued for Services and work performed prior to the Termination Date that have not already been paid.

        11.9   The Surviving Provisions, together with any other clause reasonably intended to survive termination, shall survive termination of this Agreement.

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 ARTICLE 12
NOTICES

        Any notice, request, instruction or other document to be given hereunder by a Party shall be in writing and shall be deemed to have been given (i) when received if given in person or by courier or a courier service or (ii) on the date of transmission if sent by facsimile transmission (receipt confirmed) or electronic mail (read receipt requested, with confirmation not to be unreasonably withheld or delayed) on a business day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following business day:

If to DASIPL:
Dow AgroSciences India Pvt. Ltd. Block B, 02, 1st Floor, Godrej IT Park, Godrej Business District, Pirojshanagar, L.B.S Marg, Vikhroli (W), Mumbai - 400 079
Attention:	Director Legal
If to the Company:
Attention:	[•]
Facsimile:	[•]
with a copy to:
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
Attention:	Alan I. Annex
Facsimile:	(212) 801-6400

or to such other individual or address as a Party may designate for itself by notice given as herein provided.

ARTICLE 13
MISCELLANEOUS

        13.1    Entire Agreement

        This Agreement, together with Schedule 1 attached hereto, sets forth the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby and thereby and supersedes and replaces any and all prior agreements, arrangements and understandings, written or oral, between the Parties relating to the subject matter hereof. Neither Party, with respect to the subject matter hereof, will be liable or bound to the other Party in any manner by any warranties, representations or covenants, other than those set forth in this Agreement.

        13.2    Interpretation and Rules of Construction

        The headings preceding the text of Articles and Sections included in this Agreement and the headings to Schedules attached hereto are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" herein shall in all cases mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes

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such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, clauses or Schedules shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Schedule to, this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

        13.3    Severability

        If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

        13.4    Amendment and Waiver

        This Agreement may be amended, modified or supplemented only by an instrument in writing signed by both Parties. Except as otherwise expressly provided herein, the failure of a Party at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such Party, and no waiver in any one (1) or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        13.5    Assignment; Third Party Beneficiaries

          13.5.1  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that no assignment of this Agreement or any rights or obligations hereunder, by operation of law or otherwise, may be made by either Party without the written consent of the other Party, other than to an Affiliate of DASIPL. DASIPL may assign this Agreement to any Affiliate upon thirty (30) days' prior written notice to the Company. Any purported assignment in violation of this Agreement shall be null and void ab initio.

          13.5.2.  Except for Article 10, this Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns and, to the extent provided herein, their respective Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        13.6    Governing Law; Jurisdiction

          13.6.1.  This Agreement shall be governed exclusively by, and construed and enforced exclusively in accordance with, the laws of India without giving effect to the principles of conflicts of law thereof.

          13.6.2.  Each Party hereby agrees that any proceeding in connection with or relating to this Agreement or any matters contemplated hereby, shall be brought exclusively to the jurisdiction of the competent courts in Mumbai.

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        13.7    Language of Agreement

        All correspondence and written communications among and between the Parties with respect to Services shall be in the English language. DASIPL and the Company agree that the language used in this Agreement is the language chosen by the Parties to express their mutual intent, and that no rule of strict construction is to be applied against DASIPL or the Company. Each of DASIPL and the Company and their respective counsel have reviewed and negotiated the terms of this Agreement.

        13.8    Counterparts

        This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

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        IN WITNESS WHEREOF this Agreement has been duly executed as of the day and year first written above.

DOW AGROSCIENCES INDIA PVT. LTD.
By:
Name:
Title:

[Signature Page to India Transition Services Agreement]

PRIVATE LIMITED
By:
Name:
Title:

[Signature Page to India Transition Services Agreement]

Exhibit C

Form of

INVESTOR RIGHTS AGREEMENT

        This INVESTOR RIGHTS AGREEMENT (this "Agreement") is made as of [    •    ], 2015 by and among Boulevard Acquisition Corp., a Delaware corporation (the "Company"), The Dow Chemical Company, a Delaware corporation ("TDCC") and the other undersigned parties listed on the signature page hereto (the "Founding Holders"). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Purchase Agreement (as hereinafter defined).

RECITALS

        WHEREAS, the Company and TDCC are parties to that certain Stock Purchase Agreement, dated as of April 30, 2015 (as amended, modified, supplemented or waived from time to time, the "Purchase Agreement") pursuant to which the Company will, among other things, purchase the AF Interests (the "Stock Purchase Transactions");

        WHEREAS, the Founding Holders own shares of Common Stock and warrants exercisable for shares of Common Stock and are agreeing to the covenants herein as a condition to the obligation of TDCC to consummate the Stock Purchase Transactions;

        WHEREAS, TDCC is acquiring shares of Common Stock in connection with the Stock Purchase Transactions;

        WHEREAS, TDCC, the Company and Avenue Special Opportunities Fund II, L.P. ("Sponsor Affiliate") are parties to that certain Standby Agreement, dated as of April 30, 2015 (as amended, modified, supplemented or waived from time to time, the "Standby Agreement") pursuant to which TDCC and Sponsor Affiliate committed to purchase up to an aggregate amount of 5,000,000 shares of Common Stock, subject to the terms and conditions set forth therein; and

        WHEREAS, the Company's execution and delivery of this Agreement is a condition to TDCC's obligations under the Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

AGREEMENT

        1.    Definitions.     The following terms shall have the following meanings for purposes of this Agreement:

        "Adverse Disclosure" means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

        "Agreement" has the meaning set forth in the preamble.

        "Annual Financial Statements" has the meaning set forth in Section 12(a).

        "Board" means the Board of Directors of the Company.

        "Business Day" means any day of the year other than (a) any Saturday or Sunday or (b) any other day on which banks located in New York, New York are authorized or required to be closed for business.

        "Charter" means the certificate of incorporation of the Company, as amended.

        "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

        "Company" has the meaning set forth in the preamble.

        "Company Auditors" has the meaning set forth in Section 12(c)(i).

        "Company Remediation Period" has the meaning set forth in Section 13(b).

        "Consolidation Notice" has the meaning set forth in Section 13(b).

        "Consolidation Risk" has the meaning set forth in Section 13(b).

        "Demand Registrations" has the meaning set forth in Section 2(a).

        "Demanding Holder" has the meaning set forth in Section 2(a).

        "Dow Registrable Securities" means (i) any shares of Common Stock originally issued to TDCC pursuant to the Stock Purchase Transactions and the transactions contemplated by the Standby Agreement, (ii) any warrants that are acquired by TDCC pursuant to the Warrant Purchase Agreement, (iii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of a stock dividend or stock split or stock conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iv) any other Common Stock or other equity security of the Company (including shares of Non-Voting Common Stock and the shares of Common Stock issued or issuable upon the exercise of any other equity securities of the Company) acquired by TDCC or its Subsidiaries.

        "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

        "Expiration Date" means the first date that the TDCC Ownership Percentage is less than ten percent (10%).

        "Filing Requirement" has the meaning set forth in Section 11(f).

        "Form S-1" has the meaning set forth in Section 2(a).

        "Form S-3" has the meaning set forth in Section 4.

        "Founder Registrable Securities" means the 5,512,500 shares of Common Stock held as the date hereof by the Founding Holders and any shares issued to Sponsor Affiliate pursuant to the consummation of the transactions contemplated by the Standby Agreement.

        "Founding Holders" has the meaning set forth in the preamble.

        "GAAP" means United States generally accepted accounting principles as in effect as of the date or for the period, as the case may be, implicated by the relevant provision of this Agreement.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government or other political subdivision thereof or any entity, body, authority, agency, commission, court, tribunal or judicial body exercising executive, legislative, judicial, regulatory or administrative law functions, including quasi-governmental entities established to perform such functions.

        "Holder" means each signatory to this Agreement that is a holder of Registrable Securities (other than the Company) and any Person that acquires Registrable Securities from a signatory to this Agreement.

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        "Law" means any law, statute, regulation, ordinance, rule, code, order, decree, requirement or rule of law (including common law) enacted, promulgated or imposed by any Governmental Authority.

        "Maximum Number of Securities" has the meaning set forth in Section 2(d).

        "Misstatement" means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

        "NASDAQ" means The NASDAQ Capital Market.

        "Non-Dow Registrable Securities" means any Registrable Security that is held by a Holder other than TDCC or its Subsidiaries.

        "Non-Voting Common Stock" means the non-voting common stock, par value $0.0001 per share, of the Company.

        "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

        "Piggyback Registration" has the meaning set forth in Section 3(a).

        "Private Placement Warrants" means the 6,160,000 warrants held as the date hereof by the Founding Holders.

        "Pro Rata" has the meaning set forth in Section 2(d).

        "Prospectus" means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

        "Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

        "Registrable Securities" mean (a) the Founder Registrable Securities, (b) the Dow Registrable Securities (c) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (d) any outstanding share of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement and (e) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such security shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such security shall have been otherwise transferred, a new certificate for such security not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such security shall not require registration under the Securities Act; (C) such security shall have ceased to be outstanding; or (D) such security have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

        "Registration" means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

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        "Registration Expenses" means the out-of-pocket expenses of a Registration, including (A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which Common Stock is then listed; (B) fees and out-of-pocket expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities); (C) printing, messenger, telephone and delivery expenses; (D) reasonable fees and disbursements of counsel for the Company; (E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and (F) reasonable fees and out-of-pocket expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

        "Registration Statement" means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

        "Requesting Holder" has the meaning set forth in Section 2(a).

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Sponsor Affiliate" has the meaning set forth in the recitals to this Agreement.

        "Standby Agreement" has the meaning set forth in the recitals to this Agreement.

        "Stock Purchase Transactions" has the meaning set forth in the recitals to this Agreement.

        "Sub Board" has the meaning set forth in Section 11(d).

        "Sub Board Representative" has the meaning set forth in Section 11(d).

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

        "TDCC" has the meaning set forth in the preamble.

        "TDCC Ownership Percentage" means, as of any date of determination, a fraction (expressed as a percentage), (i) the numerator of which is total number of outstanding shares of Common Stock and Non-Voting Common Stock owned, directly or indirectly, by TDCC and its Subsidiaries as of such date of determination, and (ii) the denominator of which is the aggregate outstanding shares of Common Stock and Non-Voting Common Stock as of such date of determination.

        "TDCC Public Filings" has the meaning set forth in Section 12(b).

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        "Underwriter" shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer's market-making activities.

        "Underwritten Registration" or "Underwritten Offering" shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

        "Warrant Purchase Agreement" means that certain warrant purchase agreement dated as of the date hereof, by and among TDCC, Boulevard Acquisition Corp. LLC and Boulevard Acquisition Sponsor, LLC.

        2.    Demand Registration.

          (a)    Request for Registration.    Subject to the provisions of Section 2(d) and Section 5, at any time and from time to time, (x) one or more of the Holders of Dow Registrable Securities or (y) one or more of the Holders of Non-Dow Registrable Securities (the "Demanding Holders") may make a written demand for Registration of all or a portion of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a "Demand Registration"). The Company shall, within ten (10) days of the Company's receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder's Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder's Registrable Securities in such Registration, a "Requesting Holder") shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty-five (45) days immediately after the Company's receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant such the Demand Registration. Under no circumstances shall the Company be obligated to (i) effect any Registration pursuant to a Demand Registration for which the aggregate price to the public of the Registrable Securities requested to be registered by the Demanding Holders is less than $10,000,000 or (ii) effect (A) more than an aggregate of eight (8) Registrations pursuant to a Demand Registration on behalf of the Holders of the Dow Registrable Securities or (B) more than an aggregate of three (3) Registrations pursuant to a Demand Registration on behalf of the Holders of the Founder Registrable Securities pursuant to a Demand Registration under this Section 2(a) with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time ("Form S-1") has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold in accordance with Section 6.

          (b)    Effective Registration.    Notwithstanding the provisions of Section 2(a) or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (x) the Registration Statement filed with the SEC with respect to a Registration pursuant to a Demand Registration has been declared effective by the SEC and (y) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the SEC or any other

5

  Governmental Authority, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

          (c)    Underwritten Offering.    Subject to the provisions of Section 2(d) and Section 5, if a majority-in-interest of the Demanding Holders so advise the Company in their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder's participation in such Underwritten Offering and the inclusion of such Holder's Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(c) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

          (d)    Reduction of Underwritten Offering.    If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell and Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the "Maximum Number of Securities"), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the number of Registrable Securities that such Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that such Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as "Pro Rata")) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 3(a), without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), Common Stock or other equity securities of other Persons that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

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          (e)    Demand Registration Withdrawal.    If the managing Underwriter of any Underwritten Offering advises the Demanding Party that the Registrable Securities covered by the Registration Statement cannot be sold in such offering within a price range acceptable to the Demanding Holder, then the Demanding Holder shall have the right to notify the Company that it has determined that the Registration Statement be abandoned or withdrawn with respect to its Registrable Securities, in which event the Company shall abandon or withdraw such Registration Statement and notify all other Holders participating in such Demand Registration. In such event, such withdrawn Registration shall not be counted as a Demand Registration effected under Section 2(a). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2(e).

          (f)    Selection of Underwriters.    The Demanding Holders requesting a Demand Registration shall be entitled to select the Underwriters and their counsel to manage such Demand Registration.

        3.    Piggyback Registration.

          (a)    Piggyback Rights.    If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including pursuant to Section 2), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company's existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a "Piggyback Registration"). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this Section 3(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 3(a) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

          (b)    Reduction of Piggyback Registration.    If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Common Stock that the Company desires to sell, taken together with (i) Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 3, and (iii) Common Stock, if any, as to which Registration has been

7

  requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

    (i)
    If the Registration is undertaken for the Company's account, the Company shall include in any such Registration (A) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 3(a), Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

    (ii)
    If the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting Persons, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 3(a), Pro Rata, that can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

          (c)    Piggyback Registration Withdrawal.    Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 3(c).

          (d)    Unlimited Piggyback Registration Rights.    For purposes of clarity, any Registration effected pursuant to Section 3 shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.

          (e)    Selection of Underwriters.    If any Piggyback Registration is an Underwritten Offering, the Company will have the right to select the Underwriters and to manage such offering.
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        4.    Registrations on Form S-3.    The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the SEC), register the resale of any or all of their Registrable Securities on Form S-3 ("Form S-3"); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company's receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder's Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company's initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder's Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to this Section 4 if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000.

        5.    Restrictions on Registration Rights.    If (a) during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration, the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to Section 2(a) and it continues to actively employ, in good faith, its reasonable best efforts to cause the applicable Registration Statement to become effective (to the extent not yet effective); (b) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (c) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

        6.    General Procedures.    If the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

          (a)   prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective

9

  until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

          (c)   prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders' legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

          (d)   prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

          (e)   cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

          (f)    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

          (g)   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (h)   at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

          (i)    notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 9;

          (j)    permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such Person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that

10

  such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

          (k)   obtain a "cold comfort" letter from the Company's independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

          (l)    on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the participating Holders;

          (m)  in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

          (n)   make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (o)   if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable best efforts to make available senior executives of the Company to participate in customary "road show" presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

          (p)   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

        7.    Registration Expenses.    The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters' commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of "Registration Expenses," all reasonable out-of-pocket fees and expenses of any legal counsel representing the Holders.

        8.    Requirements for Participation in Underwritten Offerings.    No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

        9.    Suspension of Sales; Adverse Disclosure.    Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be

11

resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company's control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders in writing of the expiration of any period during which it exercised its rights under this Section 9.

        10.    Reporting Obligations.    As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

        11.    Covenants.

          (a)    Financial Statements and Other Information.    The Company shall deliver to each Holder of Dow Registrable Securities:

    (i)
    as soon as available but in any event within thirty (30) days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, which shall also set forth in each case (unless expressly waived by TDCC) comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, all prepared in the English language, with figures expressed in United States Dollars and in accordance with GAAP, consistently applied;

    (ii)
    within forty-five (45) days after the end of each quarterly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, which shall also set forth in each case (unless expressly waived by TDCC) comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such items shall be prepared in the English language, with figures expressed in United States Dollars and in accordance with GAAP, consistently applied and shall be certified by a senior executive officer of the Company;

    (iii)
    for so long as the provisions of Section 12 are applicable, within forty-five (45) days after the end of each fiscal year, consolidating and consolidated statements of income, cash

12

      flows and shareholders' equity of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, which shall also set forth in each case (unless expressly waived by TDCC) comparisons to the Company's annual budget and to the preceding fiscal year, all prepared in the English language, with figures expressed in United States Dollars and in accordance with GAAP, consistently applied, and audited in accordance with the auditing standards of the Public Company Accounting Oversight Board and accompanied by (A) with respect to the consolidated portions of such statements, an opinion containing no material exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing and (B) when applicable, a copy of such firm's annual management letter to the Board;

    (iv)
    promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's or its Subsidiaries' operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

    (v)
    not later than forty-five (45) days after the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets; and

    (vi)
    with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Holder entitled to receive information under this Section 11(a) may reasonably request by written inquiry or otherwise, in order to prepare financial or other reports required by applicable Law or as otherwise required in connection with the operation of the business of such Holder or its Subsidiaries.

  Each of the financial statements referred to in subparagraphs (i), (ii) and (iii) above shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the business, condition (financial or otherwise), operating results, assets, liabilities, operations, business prospects or customer, supplier or employee relations of the Company and its Subsidiaries taken as a whole).

          (b)    Inspection Rights.    The Company shall permit any representatives designated by any Holder of Dow Registrable Securities, upon reasonable notice and during normal business hours to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries. The presentation of an executed copy of this Agreement by any such Holder to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

          (c)    TDCC Common Stock Ownership.    The Company shall not, without the prior written consent of TDCC, directly or indirectly, take any action that would result in the TDCC Ownership Percentage exceeding forty-five percent (45%).

          (d)    Subsidiary Boards.    Subject to applicable Law, from the date of this Agreement until the Expiration Date, at the request of TDCC, the Company shall take all necessary action to cause the

13

  Preferred Director (or any person designated by the Preferred Director) to be elected to the board of directors (or similar governing body) of each Subsidiary of the Company (each, a "Sub Board"). The Preferred Director (or its designee, if applicable) shall be entitled to fees, other compensation and reimbursement of expenses paid to Sub Board members who are not employees of the Company or its Subsidiaries.

          (e)    Board Committees.    Subject to applicable Law (including applicable Tax regulations) and applicable stock exchange rules, from the date of this Agreement until the earlier of (i) the Expiration Date and (ii) the death, resignation, removal or disqualification of the applicable director nominated to the Board pursuant to Section 5.17(f) of the Purchase Agreement, the Company shall take all necessary action to cause each director nominated to the Board pursuant to Section 5.17(f) of the Purchase Agreement to be appointed to each committee of the Board that does not have the Preferred Director as a member.

          (f)    Competition Law Compliance.    TDCC agrees to reasonably cooperate with the Company from and after the Closing in connection with making any filings and seeking all waivers, expirations or terminations of waiting periods, clearances, Consents or orders in each case that are required to be made or obtained by the Company or its Affiliates pursuant to any Competition Law by any Governmental Authority that, by the terms of such Competition Law, require the participation of TDCC in connection with such waiver, expiration or termination of a waiting period, clearance, Consent or order (any such requirement or action, a "Filing Requirement"); provided, however, that such reasonable cooperation shall not be deemed to include any requirement that TDCC or any of its Affiliates incur out-of-pocket expenses (other than as may be directly required pursuant to the terms of the applicable Filing Requirement, such as filing fees), commence, defend or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any third party (including any Governmental Authority). TDCC shall have the right to elect, by written notice to the Company, to convert all or any portion of its Common Stock into shares of Non-Voting Common Stock, the terms of which shall be identical in all respects to the Common Stock except that, only for so long as such Equity Interests are held by TDCC or its Subsidiaries, such Equity Interests shall have no right to vote on any matter on which holders of Common Stock are entitled to vote under the Charter. Upon written notice from TDCC pursuant to the immediately preceding sentence, the Company shall convert such Common Stock as contemplated pursuant to this Section 11(f).

        12.    Special Financial Procedures, Controls, Reports and Related Matters.

          (a)    Financial Information.

    (i)
    In addition to the reports and financial statements required to be delivered by the Company pursuant to this Agreement, the Company will, and will cause each of its Subsidiaries to, maintain disclosure controls and procedures and internal control over financial reporting as defined in Exchange Act Rule 13a-15, and the Company will, and will cause each of its officers to, make such disclosures and certifications as are required by the Exchange Act with respect thereto.

    (ii)
    The Company will, and will cause each of its Subsidiaries to, maintain a fiscal year that commences and ends on the same calendar days as TDCC's fiscal year commences and ends, and to maintain monthly and quarterly accounting periods that commence and end on the same calendar days as TDCC's monthly and quarterly accounting periods commence and end;

    (iii)
    While the provisions of this Section 12 are applicable, no later than five (5) Business Days after the end of each of the Company's monthly accounting periods following the date hereof, the Company will deliver to TDCC such financial information for such period as

14

      is reasonably necessary such that TDCC may report its equity in earnings from the Company and its Subsidiaries for such period and such other financial information that TDCC may reasonably request in connection with its preparation of financial statements and notes to financial statements for such period;

    (iv)
    Notwithstanding any time periods to the contrary in Section 11(a), while the provisions of this Section 12 are applicable, no later than five (5) Business Days after the end of each of the Company's fiscal quarters following the date hereof, the Company will deliver to TDCC such financial information for such period as is reasonably necessary such that TDCC may report its equity in earnings from the Company and its Subsidiaries for such period and such other financial information that TDCC may reasonably request in connection with its preparation of financial statements and notes to financial statements for such period. In any event no later than fourteen (14) days after the end of each of the Company's fiscal quarters, the Company will deliver to TDCC drafts of the following (which may be preliminary):

    A.
    (1) the consolidated financial statements of the Company and its Subsidiaries (and notes thereto) for such periods and for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form for each such fiscal quarter of the Company the consolidated figures (and notes thereto) for the corresponding quarter and periods of the previous fiscal year and all in reasonable detail and prepared in accordance with Article 10 of Regulation S-X and GAAP and (2) attestations of the Company's principal executive and financial officers in substantially the forms required under SEC rules for periodic reports and in form and substance reasonably satisfactory to TDCC relating to such financial statements; and

    B.
    a discussion and analysis by the Company's management of the Company's and its Subsidiaries' financial condition and results of operations for such fiscal period, including an explanation of any material period-to-period change and any off-balance sheet transactions, all in reasonable detail and prepared in accordance with Item 303(b) and 305 of Regulation S-K.

      A draft of the Company's report on Form 10-Q containing the information described in (A) and (B) above for such quarter that is delivered when required by this Section 12(a)(iv) shall be deemed to satisfy the requirements of this Section 12(a)(iv). No later than twenty-one (21) days after the end of each of the Company's fiscal quarters, the Company will deliver to TDCC the final form of its quarterly report on Form 10-Q and certifications thereof by the Company's principal executive and financial officers in substantially the forms required under SEC rules for periodic reports and in form and substance reasonably satisfactory to TDCC. Notwithstanding anything to the contrary in this Section 12(a)(iv), the Company will use its reasonable best efforts to file its quarterly report on Form 10-Q with the SEC on the same date that TDCC files TDCC's quarterly financial statements with the SEC unless otherwise required by applicable Law or as otherwise reasonably agreed between the parties after due consideration to, among other things, the securities Laws implications of filing on different dates.

    (v)
    Notwithstanding any time periods to the contrary in Section 11(a), while the provisions of this Section 12 are applicable, no later than fourteen (14) days after the end of the Company's fiscal year, the Company will deliver to TDCC the following (which may be preliminary):

    A.
    (1) any financial and other information and data with respect to the Company and its Subsidiaries and their business, properties, financial position, results of operations

15

        and prospects as is reasonably requested by TDCC in connection with the preparation of TDCC's financial statements and annual report on Form 10-K and (2) a discussion and analysis by the Company's management of the Company and its Subsidiaries' financial condition and results of operations for such year, including an explanation of any material period-to-period change and any off-balance sheet transactions, all in reasonable detail and prepared in accordance with Items 303(a) and 305 of Regulation S-K; and

      B.
      (1) drafts of the consolidated financial statements of the Company and its Subsidiaries (and notes thereto) for such year, setting forth in each case in comparative form the consolidated figures (and notes thereto) for the previous fiscal years and all in reasonable detail and prepared in accordance with Regulation S-X and GAAP and (2) attestations of the Company's principal executive and financial officers in substantially the forms required under SEC rules for periodic reports and in form and substance reasonably satisfactory to TDCC relating to such financial statements.

      The information described in (A) and (B) above is referred to in this Agreement as the "Annual Financial Statements" and a draft of the Company's report on Form 10-K containing the information described in (A) and (B) above for such annual period that is delivered when required by this Section 12(a)(v) shall be deemed to satisfy the requirements of this Section 12(a)(v). The Company will deliver to TDCC all revisions to such drafts as soon as any such revisions are prepared or made. No later than thirty (30) days after the end of the Company's fiscal year, the Company will deliver to TDCC the final form of its annual report on Form 10-K and certifications thereof by the Company's principal executive and financial officers in substantially the forms required under SEC rules for periodic reports and in form and substance reasonably satisfactory to TDCC, accompanied by an opinion on the annual financial statements included therein by the Company's independent certified public accountants. Notwithstanding anything to the contrary in this Section 12(a)(v), the Company will use its reasonable best efforts to file its Annual Financial Statements with the SEC on the same date that TDCC files TDCC's Annual Financial Statements with the SEC unless otherwise required by applicable Law or as otherwise reasonably agreed between the parties after due consideration to, among other things, the securities Law implications of filing on different dates.

    (vi)
    With reasonable promptness, the Company and its Subsidiaries will deliver to TDCC such additional audited and unaudited financial statements, financial and other information and data with respect to the Company and its Subsidiaries and their business, properties, financial positions, results of operations and prospects as from time to time may be reasonably requested by TDCC, including such financial information and comfort letters as may be requested or required in connection with the sale or registration of securities by TDCC.

          (b)    Cooperation on TDCC Filings.

    (i)
    The Company will cooperate fully, and cause its auditors and other Representatives to cooperate fully, with TDCC to the extent requested by TDCC in the preparation of TDCC's public earnings or other press releases, Quarterly Reports on Form 10-Q, Annual Reports to Stockholders, Annual Reports on Form 10-K, any Current Reports on Form 8-K and any other proxy, information and registration statements, reports, notices, prospectuses and any other filings made by TDCC with the SEC, any national securities exchange or otherwise made publicly available (collectively, the "TDCC Public Filings").

16

    (ii)
    The Company agrees to provide to TDCC all information that TDCC reasonably requests in connection with any TDCC Public Filings or that, in the judgment of TDCC's legal advisors, is required to be disclosed or incorporated by reference therein under any Law. The Company will provide such information in a timely manner on the dates requested by TDCC (which may be earlier than the dates on which the Company otherwise would be required hereunder to have such information available) to enable TDCC to prepare, print and release all TDCC Public Filings on such dates as TDCC will determine but in no event later than as required by applicable Law. The Company will use its reasonable best efforts to cause the Company's auditors and other Representatives to consent to any reference to them as experts in any TDCC Public Filings required under any Law and to provide their consent to the incorporation of their reports in TDCC Public Filings.

    (iii)
    If and to the extent requested by TDCC, the Company diligently and promptly will review all drafts of such TDCC Public Filings and prepare in a diligent and timely fashion any portion of such TDCC Public Filing pertaining to the Company.

    (iv)
    Prior to any printing or public release of any TDCC Public Filing, an appropriate executive officer of the Company will, if requested by TDCC, certify that the information relating to any the Company and/or any of its Subsidiaries and/or any of their respective businesses in such TDCC Public Filing is accurate, true, complete and correct in all material respects.

          (c)    Auditors and Audits; Annual Financial Statements and Accounting.

    (i)
    The Company and TDCC agree that [    •    ] (or its affiliate accounting firms) shall be engaged as promptly as practicable after the date hereof to serve as the Company's (and the Company's Subsidiaries') independent certified public accountants (the "Company's Auditors"), and the Company shall not select a different accounting firm to serve as the Company's Auditors without TDCC's prior written consent (which will not be unreasonably withheld); provided that nothing herein shall prevent a change in the Company's Auditors to the extent that the Company's Board or its audit committee determines that a change is reasonably necessary in order for the members thereof to comply with their fiduciary duties.

    (ii)
    The Company will provide to TDCC on a timely basis all information that TDCC reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of the TDCC Annual Financial Statements in accordance with Sections 12(a) through 12(f) and as required by applicable Law. Without limiting the generality of the foregoing, the Company will provide all required financial information with respect to the Company and its Subsidiaries to the Company's Auditors in a sufficient and reasonable time and in sufficient detail to permit the Company's Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to TDCC's auditors with respect to information to be included or contained in the TDCC Annual Financial Statements.

    (iii)
    The Company will authorize the Company's Auditors to make available to TDCC's auditors both the personnel who performed, or are performing, the annual audit of the Company and work papers related to the annual audit of the Company, in all cases within a reasonable time prior to the Company's Auditors' opinion date, so that TDCC's auditors are able to perform the procedures they consider necessary to take responsibility for the work of the Company's Auditors as it relates to TDCC's auditors' report on TDCC's statements, all within sufficient time to enable TDCC to meet its timetable for the printing, filing and public dissemination of the TDCC Annual Financial Statements.

17

    (iv)
    If TDCC determines in good faith that there may be some inaccuracy in the financial statements of the Company or any its Subsidiaries or deficiency in such Person's internal accounting controls or operations that could materially impact TDCC's financial statements, at TDCC's request, the Company will provide TDCC's internal auditors or any public accounting firm or consultant retained by TDCC with access to the books and records of the Company and its Subsidiaries so that TDCC may conduct reasonable audits relating to the financial statements provided by the Company under this Agreement as well as to the internal accounting controls and operations of the Company and its Subsidiaries.

          (d)    Notice of Changes.    Subject to Section 11(a) and Section 12(c), the Company will give TDCC as much prior notice as reasonably practicable of any proposed determination of, or any significant changes in, the Company's accounting estimates or accounting principles with respect to the business from those in effect with respect to the business as of immediately prior to the Closing. The Company will consult with TDCC and, if requested by TDCC, the Company will consult with TDCC's auditors with respect thereto. The Company will not make any such determination or changes without TDCC's prior written consent (not to be unreasonably withheld) if such a determination or a change would be sufficiently material to be required to be disclosed in the Company's or TDCC's financial statements as filed with the SEC or otherwise publicly disclosed therein; provided that nothing herein shall limit the right of the Company's Board or its audit committee to make such a determination or change to the extent it determines is reasonably necessary in order for its members to comply with their fiduciary duties.

          (e)    Special Reports of Deficiencies or Violations.    The Company will report in reasonable detail to TDCC the following events or circumstances promptly (and in any event within two (2) Business Days) after any executive officer of the Company or any member of the Company's Board becomes aware of such matter:

    (i)
    all material weaknesses or significant deficiencies in the design or operation of internal control over financial reporting that could materially affect or are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information (including any corrective actions with regard to significant deficiencies or material weaknesses);

    (ii)
    any significant changes in the internal controls (or any other factors) that are reasonably likely to materially affect the internal control over the Company's financial reporting;

    (iii)
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

    (iv)
    any illegal act within the meaning of Section 10A(b) and (f) of the Exchange Act;

    (v)
    any internal control over financial reporting found to be ineffective, flawed or deficient as of the end of the fiscal year; and

    (vi)
    any report of a material violation of Law that an attorney representing the Company and/or any of its Subsidiaries has formally made to any officers or directors of the Company pursuant to the SEC's attorney conduct rules (17 C.F.R. Part 205).

          (f)    Applicability of Section 12.    The provisions of this Section 12 shall apply during any and each period(s) in which TDCC and/or any Person affiliated with TDCC (in TDCC's good faith determination) is required to consolidate the results of operations and financial position of the Company and/or any of its Subsidiaries or to account for its investment in the Company under the equity method of accounting (determined in accordance with GAAP and consistent with the SEC reporting requirements).

18

        13.    Lock-up Agreement.

          (a)   Subject to Section 13(b), during the period commencing on the date hereof and ending on the first anniversary of the date hereof, no Holder shall (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Registrable Securities or any securities convertible into, or exercisable, or exchangeable for, any Registrable Securities owned by such Person, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Registrable Securities or any securities convertible into, or exercisable, or exchangeable for, Registrable Securities owned by such Person, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

          (b)   If TDCC determines in good faith, in its sole discretion, that maintaining the TDCC Ownership Percentage as of any date of determination would reasonably be expected to require TDCC and/or any Person affiliated with TDCC to consolidate the results of operations and financial position of the Company and/or any of its Subsidiaries (determined in accordance with GAAP and consistent with the SEC reporting requirements) (a "Consolidation Risk"), TDCC shall notify the Company in writing of such Consolidation Risk, the TDCC Ownership Percentage that is, in TDCC's sole discretion, necessary to remediate such Consolidation Risk, and its plan to remediate such Consolidation Risk (a "Consolidation Notice"). The Company shall have a period of twenty (20) Business Days following the date of the Consolidation Notice (such period, the "Company Remediation Period") to engage, with the prior written consent of TDCC (not to be unreasonably withheld), in transactions that would reduce the TDCC Ownership Percentage to a level that remediates the Consolidation Risk. In the event that TDCC determines that the Consolidation Risk remains following the Company Remediation Period, notwithstanding Section 13(a) and solely to the extent needed to remediate the Consolidation Risk (as determined by TDCC, in its sole discretion), TDCC shall have the right to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Registrable Securities or any securities convertible into, or exercisable, or exchangeable for, any Registrable Securities owned by such Person, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Registrable Securities or any securities convertible into, or exercisable, or exchangeable for, Registrable Securities owned by such Person, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

        14.    Indemnification.

          (a)   The Company agrees to indemnify, to the extent permitted by Law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the

19

  Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

          (b)   In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by Law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

          (c)   Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d)   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's or such Holder's indemnification is unavailable for any reason.

          (e)   If the indemnification provided under this Section 14 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims,

20

  damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party's and indemnified party's relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 14(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 14(a), Section 14(b) and Section 14(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 14(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 14(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 14(e) from any Person who was not guilty of such fraudulent misrepresentation.

        15.    Other Arrangements.    The Company represents and warrants that no Person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other Person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. The Company and the Founding Holders hereby terminate the Registration Rights Agreement, dated as of February 12, 2014 by and among the Company and the Founding Holders and any similar agreement, as of the date hereof. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

        16.    Miscellaneous.

          (a)    Remedies.    Each of the parties hereto acknowledges that, in the event of any non-performance or breach of this Agreement, the non-performing or non-breaching party, as the case may be would be immediately and irreparably harmed by such non-performance or breach and could not be made whole by monetary damages. It is accordingly agreed that, with respect to any such non-performance or breach, each party hereto (a) shall waive, in any action for equitable relief (including specific performance, injunctive relief and any other equitable remedy), the defense of adequate remedy at law and (b) shall, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), be entitled to equitable relief (including the compelling of specific performance of this Agreement, injunctive relief and any other equitable remedy) with no obligation to prove actual damages or post any bond in connection therewith.

          (b)    Amendments and Waivers.    The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. Except as otherwise provided herein, the

21

  provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders of a majority of Dow Registrable Securities; provided that if any such amendment or waiver would adversely affect in any material manner the rights of any Holders of Registrable Securities relative to other Holders of Registrable Securities similarly situated with respect to such rights under this Agreement, such amendment or waiver must be approved in writing by the Holders of a majority of such Registrable Securities so adversely affected.

          (c)    Successors and Assigns.    All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities.

          (d)    No Third Party Beneficiaries.    Except as expressly set forth herein, this Agreement is solely for the benefit of the parties hereto and their respective successors and permitted assigns and, to the extent provided herein, their respective affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          (e)    Severability.    If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

          (f)    Counterparts.    This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g)    Other Definitional Provisions and Interpretation.    The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections or clauses shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined.

          (h)    Governing Law.    This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal Laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

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          (i)    Notices.    Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day. Such notices, demands and other communications shall be sent to the Company, TDCC and each Founding Holder at the address indicated on the signature pages hereto or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

*    *    *    *    *

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        IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

BOULEVARD ACQUISITION CORP.
By:
Name:
Its:
Address:
Attention:
THE DOW CHEMICAL COMPANY
By:
Name:
Its:
Address:
Attention:

[Signature page to the Investor Rights Agreement]

Robert J. Campbell
Address:
Joel Citron
Address:
Darren Thompson
Address:

BOULEVARD ACQUISITION SPONSOR, LLC
By:
Name:
Its:
Address:
Attention:
AVENUE SPECIAL OPPORTUNITIES FUND II, L.P.
By:
Name:
Its:
Address:
Attention:

[Signature page to the Investor Rights Agreement]

Exhibit D

MASTER OCCUPANCY AGREEMENT

BY AND BETWEEN

THE DOW CHEMICAL COMPANY

AND

BOULEVARD ACQUISITION CORP.

Dated as of [    •    ], 2015

i

MASTER OCCUPANCY AGREEMENT

        THIS MASTER OCCUPANCY AGREEMENT (this "Agreement") is made and entered into as of [    •    ], 2015, by and between The Dow Chemical Company, a corporation organized under the laws of Delaware ("TDCC") and Boulevard Acquisition Corp., a corporation organized under the laws of Delaware ("Purchaser").

RECITALS

        WHEREAS, TDCC and Purchaser have entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of April 30, 2015;

        WHEREAS, in relation to the entry into the Stock Purchase Agreement, Grantors have space within certain premises, set forth on Schedule A hereto, that are currently owned or leased by Grantors, which, after the Closing Date, it desires to share with Grantees, and Grantees desire to occupy the space within these certain premises owned or leased by Grantors, under the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        1.    Basic Provisions.

          (a)    Certain Definitions:    Capitalized terms used but not defined herein shall have the meaning set forth in the Stock Purchase Agreement.

              (i)  "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person; provided, however, that Purchaser or any Person controlled by Purchaser shall not be regarded as an Affiliate of TDCC or any of TDCC's Affiliates.

             (ii)  "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means, with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of such corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise.

            (iii)  "Building" means each property on Schedule A within which a Grantor's Premises are situated.

            (iv)  "Governmental Authority" means any supra-national, federal, state, local or foreign government or other political subdivision thereof or any entity, body, authority, agency, commission, court, tribunal or judicial body exercising executive, legislative, judicial, regulatory or administrative law functions, including quasi-governmental entities established to perform such functions.

             (v)  "Grantee" means each Affiliate of Purchaser set forth on Schedule A.

            (vi)  "Grantor" means each Affiliate of TDCC set forth on Schedule A.

           (vii)  "Law" means any law, statute, regulation, ordinance, rule, code, order, decree, requirement or rule of law (including common law) enacted, promulgated or imposed by any Governmental Authority.

          (viii)  "Premises" means (a) with respect to a Grantor, the premises that, as of the date hereof, has been occupied by such Grantor and (b) with respect to a Grantee, the premises within a Grantor's Premises, the of use of which is granted pursuant to a Companion Agreement.

            (ix)  "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association, Governmental Authority or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          (b)   Any references to the use, rights or benefits that were used and enjoyed by the in-scope business of a Grantee in relation to such Grantee's Premises prior to the date hereof (or arrangements, specifically related to such Grantee's Premises, which were then in place), shall be read so that each of these relate to the operations of the Business at such Grantee's Premises prior to the date hereof.

        2.    Companion Agreements.

          (a)   TDCC shall cause each Grantor to, and Purchaser shall cause each Grantee to, enter into one or more companion agreements in the form of Attachment 1 hereto (each, a "Companion Agreement") with respect to each of the Grantee's Premises. Unless and to the extent an individual Companion Agreement expressly provides otherwise, each Companion Agreement shall incorporate by reference the terms and conditions of this Agreement (including, for the avoidance of doubt, the Rent set forth on Schedule A) and shall not be construed as altering or superseding the rights and obligations of the parties under this Agreement.

          (b)   Purchaser shall be fully responsible and liable for all obligations of the itself and Grantees, and TDCC shall be fully responsible and liable for all obligations of itself and the Grantors, in each case to the same extent as if such failure to perform or comply was committed by Purchaser (in the case of Grantees) or by TDCC (in the case of Grantors).

          (c)   The local Grantor representative and the local Grantee representative set forth on Schedule B (and/or their respective designees(s)) shall be responsible for the support of the relevant individual Companion Agreements on behalf of each Grantor and each Grantee, respectively, and shall be the only individuals authorized to amend, modify, change, waive or discharge their rights and obligations under such Companion Agreements.

          (d)   Purchaser shall have the right to enforce this Agreement and any Companion Agreements on behalf of any Grantee, and to assert all rights and exercises and receive the benefits of all remedies of such Grantee, to the same extent as if Purchaser were such Grantee, subject to the limitations of liability applicable under this Agreement. TDCC shall have the right to enforce this Agreement and any Companion Agreements on behalf of any Grantor, and to assert all rights and exercises and receive the benefits of all remedies of such Grantor, to the same extent as if TDCC were such Grantor, subject to the limitations of liability applicable under this Agreement.

        3.    Term and Termination.

          (a)   The term of this Agreement (the "Term") shall commence on the date hereof (the "Commencement Date") and end when the last Premises Expiration Date (as hereinafter defined) has occurred in respect of any Grantee's Premises (the "Expiration Date").

          (b)   The Term with respect to each Grantee's Premises shall commence on the Commencement Date and expire on the earlier of (i) the term as set forth for such Grantee's Premises in Schedule A; (ii) in the case of any Grantee's Premises within a Grantor's Premises that is leased by such Grantor (the "Leased Premises"), the date on which such Grantor no longer has any rights to occupy such Premises; (iii) in the case of any Grantee's Premises owned by a Grantor, the date specified within such Grantor's written notice of its genuine intent to dispose of its interest in such Premises to a non-Affiliate third party; or (iv) the effective date of early termination pursuant to Section 3(c), Section 3(d), Section 3(e), or 3(f) (in each instance, the "Premises Expiration Date").

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          (c)   With respect to any Leased Premises, if at any time subsequent to the Commencement Date, the owner or landlord, as applicable, of the Building notifies the applicable Grantor that its consent for the occupancy by the Grantee is required, then the applicable Grantor shall use commercially reasonable efforts to obtain such consent. In the event that such consent is not obtained and as a result thereof the Grantee's right to occupy its Premises is terminated, the Grantee shall vacate as soon as reasonably practicable at its sole cost and expense.

          (d)   Notwithstanding anything in this Agreement to the contrary, if any Grantee wishes to terminate its right to use and occupy its Premises, such Grantee may terminate such right, and the applicable Companion Agreement, upon not less than thirty (30) days' prior written notice to the applicable Grantor.

          (e)   Notwithstanding anything in this Agreement to the contrary, if any Grantor wishes to terminate the applicable Grantee's right to use and occupy the Grantee's Premises, such Grantor may terminate such right, and the applicable Companion Agreement, upon not less than ninety (90) days' prior written notice to the applicable Grantee.

          (f)    Notwithstanding anything in this Agreement to the contrary, TDCC or the applicable Grantor may terminate this Agreement and any Companion Agreement, effective immediately, if the applicable Grantee fails to pay Rent or any other sums due hereunder within thirty (30) days of the date on which such amounts become due and payable hereunder.

          (g)   Upon the termination or discontinuance of use by any Grantee of any Premises under any circumstances in accordance with the terms of this Agreement, such Grantee shall provide an acknowledgement of termination with respect to each such Premises to be executed by the applicable Grantor and delivered to such Grantee within a reasonable period of time.

          (h)   Notwithstanding anything to the contrary contained herein, Grantee may not terminate its obligation with respect to Section 12 hereof.

        4.    Condition of Premises.

        Purchaser agrees that it enters into this Agreement, and each Grantee enters into the applicable Companion Agreement, without any representations, warranties or statements by TDCC or any Grantor, their agents, representatives, employees, servants, brokers or any other Person as to the present or future condition of any Grantee's Premises or the use that may be made of such Grantee's Premises or any improvements thereon, except as specifically contained in this Agreement and/or the Stock Purchase Agreement. Each Grantor shall deliver the applicable Grantee's Premises to such Grantee and such Grantee shall accept such Grantee's Premises from such Grantor in its "AS IS" condition, and such Grantor shall have no obligation to improve or alter such Grantee's Premises for such Grantee's occupancy. No Grantor shall have any liability pursuant to this Agreement by reason of the condition of such Grantor's Premises, the applicable Grantee's Premises, or the applicable Building, including any defect or any limitation on its use, except to the extent it is specifically contained in this Agreement. Prior to any Grantee's occupancy of its Premises, such Grantee shall provide a certification to the applicable Grantor executed by Grantee (i) certifying that such Grantee accepts its Premises as clean pursuant to best commercial practices for the Business and suitable for all use intended or exercised by such Grantee and (ii) releasing the applicable Grantor's landlord from any obligation and liability associated with the cleanliness and suitability of the use of Grantee's Premises by such Grantee.

        5.    Rent.

          (a)    Rent.    Each Grantee shall pay to the applicable Grantor, without any prior demand therefor and without any deduction or set-off whatsoever, the fixed rent for such Grantee's Premises as specified in Schedule A ("Rent") by wire transfer of funds to such Grantor's account, as designated by such Grantor. Rent for each of the Grantee's Premises shall be due and payable

3

  in monthly installments in advance on the first day of each and every calendar month during the Term with respect to each such Grantee's Premises.

          (b)    Past Due Rent.    If a Grantee shall fail to pay any installment of Rent before the fifteenth day after such Rent is due and payable, such Grantee shall pay a charge (the "Late Charge") which shall be 5% of the amount of such unpaid installment of Rent. The parties hereto agree that the amount of such Late Charge represents a reasonable estimate of the cost and expense that will be incurred by a Grantor in processing each delinquent payment of Rent by a Grantee and that such Late Charge shall be paid to Grantor as liquidated damages for each delinquent payment. Any amount due from a Grantee to a Grantor which is not paid when due shall bear interest at a rate equal at all times to the prime rate of interest as published in The Wall Street Journal, Eastern Edition, from time to time, plus 5%, but in no case higher than the maximum rate permitted by applicable Law, after the expiration of any applicable grace period, on the unpaid amount from the due date until the date paid. The rate so determined shall continue in effect following any default by a Grantee pursuant to this Agreement. Payment of such interest shall not excuse or cure any default by a Grantee under this Agreement. The parties hereto agree that the payment of interest and the payment of Late Charges provided for in this Section 5(b) are distinct and separate from one another in that the payment of interest is to compensate such Grantor for its inability to use the money improperly withheld by such Grantee, while the payment of Late Charges is to compensate such Grantor for its additional administrative expenses in handling and processing delinquent payments.

          (c)   Each Grantee shall pay Rent, without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Agreement, in U.S. dollars and in accordance with Section 5(a). Rent for any partial month including upon expiration or termination of the Agreement shall be prorated for a per diem charge to reflect only the portion of the month for which this Agreement is in effect. Any failure or delay by a Grantor in billing any Rent amount shall not constitute a waiver of the applicable Grantee's obligations to pay the same in accordance with the terms of this Agreement. Each Grantee shall reimburse the applicable Grantor promptly upon demand for any additional rent or late fees incurred by such Grantor solely by reason of such Grantee's failure to remit any payments of Rent to such Grantor in accordance with the terms hereof.

          (d)   Grantee's obligation to pay the applicable Rent and all other sums payable under this Section 5 shall survive the expiration or earlier termination of this Agreement in respect of any period prior to such expiration or earlier termination.

        6.    Permitted Use.

        Grantee's Premises shall be used and occupied only for use consistent with its current use as operated and used in connection with the Business ("Current Use").

        7.    Grantee's Insurance.

          (a)   Each Grantee shall procure and maintain, at its own cost and expense, comprehensive general liability insurance, worker's compensation insurance and any additional insurance required under applicable Law, including such insurance as the applicable Grantor is required to carry for its use at its Premises. All such insurance (except the worker's compensation insurance) shall be endorsed to name the applicable Grantor, as well as any other Person required pursuant to agreements of such Grantor with independent third parties, as additional insured parties.

          (b)   Each Grantee shall undertake that all insurance policies to be procured and maintained under the provisions of this Agreement shall be endorsed to provide that (i) insurers waive their rights of subrogation against the applicable Grantor and any other Person required pursuant to the agreements of such Grantor with independent third parties with respect to losses payable under

4

  such policy or policies, (ii) the policies may be cancelled or materially altered or reduced in coverage (except as otherwise permitted under the terms of this Agreement) by the insurer only after thirty (30) days' prior written notice to such Grantee, and the insurer will give written notice to such Grantee in the event of nonpayment of premium by such Grantee when due. The policies of insurance required under this Section 7 shall not be invalidated against a Grantor by reason of any violation of a condition or breach of warranty of the policies or the application therefore by the applicable Grantee. Each Grantee shall undertake that all such policies shall be issued by insurers of recognized responsibility and where applicable shall provide coverage with respect to incidents occurring anywhere in the jurisdiction in which each of such Grantee's Premises is situated. All such insurance companies shall be rated in A.M. Best's Insurance Guide or any successor thereto (or an organization having a similar national reputation) or other insurer reasonably acceptable to the applicable Grantor, which may include a captive insurer owned or controlled by either party and shall have (save in respect of any such captive insurer) a rating of at least "A–" with a "Financial Size Category" of at least "VIII" in Best's Insurance Guide (or other comparable rating for a rating by an organization other than A.M. Best). In the event that any of the liability insurance policies maintained by a Grantee shall now or hereafter provide coverage on a "claims-made" basis, such Grantee shall continue to maintain such policies in effect for a period of not less than three (3) years after the expiration of this Agreement. Upon the execution of this Agreement and thereafter not less than thirty (30) days prior to the expiration dates of any expiring policies required under this Section 7, each Grantee shall furnish the applicable Grantor with certificates of the insurance coverage required by this Section 7.

        8.    Assignment.

          (a)   Purchaser shall not, and no Grantee shall, voluntarily or involuntarily, by operation of Law or otherwise, assign, mortgage, pledge, encumber, or transfer this Agreement or any of its rights or estates hereunder, sublet any of its Premises or any part thereof, or suffer or permit any Premises, or any part thereof, to be used or occupied by others, without the prior written consent of TDCC and the applicable Grantor, which may be withheld in their sole discretion. A change of control of Purchaser or any Grantee, including any transfer of stock or other ownership interest in Purchaser or such Grantee, merger, consolidation, or any other corporate reorganization of Purchaser or such Grantee shall be an assignment under this Agreement and shall be subject to all of the provisions of this Section 8, including the requirement of obtaining TDCC's and the applicable Grantor's prior written consent.

          (b)   Notwithstanding Section 8(a), Purchaser or any Grantee may assign, transfer or convey all of its rights and interests in this Agreement, or in any of its Premises or portions thereof, to an Affiliate of Purchaser or of such Grantee without TDCC's or the applicable Grantor's consent, but upon not less than five (5) days' prior written notice to TDCC and to the applicable Grantor.

          (c)   This Agreement may be assigned by TDCC or any Grantor to any third party without the consent of Purchaser or any Grantee in connection with a sale, transfer, conveyance, disposition, divestiture, contribution to a joint venture or a similar transaction, including by merger, consolidation, reorganization, or other business combination, by TDCC or Grantor of all or substantially all of any Grantee's Premises or any individual or any portion of Grantee's Premises, in which case TDCC or such Grantor, as applicable may only assign such rights and obligations pursuant to this Agreement as may be connected with such portion of Grantee's Premises. Upon the assignment of this Agreement and the express assumption by the assignee of the assigned obligations of TDCC or any Grantor under this Agreement through the execution of an assignment and assumption agreement, TDCC and such Grantor shall be automatically, fully and unconditionally released from all obligations and liabilities under this Agreement.

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          (d)   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (e)   Nothing in this Agreement shall be deemed in any way or for any purpose to create any form of partnership or to impose any tortious or fiduciary duty on any party hereto and no party hereto shall have the power, authority or right to assume or impose any obligations or liability on behalf of any other party hereto without the prior written approval of such party.

        9.    Premises Condition and Compliance.

          (a)   Each Grantee shall keep its Premises clean and free from any obstructions which would interfere with the conduct or operation of the applicable Grantor's business in the Grantor's Premises and/or the common areas. Notwithstanding the aforesaid, no Grantee shall be obligated to carry out any improvements to its Premises, to put its Premises in any better state of repair and condition than they are in as of the date hereof and each Grantee shall maintain and operate its Premises in the same manner as it had been maintained and operated immediately prior to the date hereof.

          (b)   Each Grantee shall, at its own expense, comply with all laws, ordinances, orders, rules, regulations policies or procedures (i) of all Governmental Authorities, (ii) pursuant to applicable Law, (iii) of all insurance bodies and their fire prevention engineers at any time in force, (iv) promulgated by the owner or landlord of any Leased Premises with respect to the maintenance, use and operation of the applicable Grantee's Premises, which may be amended by the owner or landlord from time to time and (v) promulgated by the applicable Grantor with respect to the maintenance, use and operation of the applicable Grantee's Premises, including any office and laboratory space within each Grantee's Premises (items (i), (ii), (iii), (iv) and (v), collectively, "Rules and Regulations") during the Term of this Agreement. Each Grantor shall provide the applicable Grantee with a written copy of the applicable building, office and laboratory space procedures and policies.

          (c)   Each Grantor shall use commercially reasonable efforts to ensure that the owner or landlord, as applicable, of the Building continues to comply with and fulfill its obligations with respect to the maintenance and operation of the Building and any property of which the Building forms a part.

          (d)   Each Grantor shall continue to maintain and operate its Premises in a substantially similar manner as it has prior to the date hereof, including compliance with all applicable Laws and Rules and Regulations. In addition, with respect to the Leased Premises, each Grantor shall continue to comply with its obligations under the applicable lease agreements.

        10.    Alterations.

          (a)   No Grantee shall make any structural alterations in or additions to Grantee's Premises ("Alterations") without first obtaining the applicable Grantor's prior written consent, which may be withheld in its sole discretion. If Alterations by a Grantee are consented to as aforesaid, such Grantee shall comply with all applicable Law and Rules and Regulations in connection with the performance of any Alterations and shall take such measures as may be reasonably required to minimize interference with or disturbance of the Grantor, or other tenants and occupants in the Building in making such Alterations. In addition, each Grantee shall indemnify, defend and hold harmless the applicable Grantor and its Affiliates against liability, loss, cost, damage, liens and expenses imposed on such Grantor or its Affiliates arising out of performance of or incurred in connection with Alterations made by such Grantee.

          (b)   Each Grantor further reserves the right to renovate any Grantee's Premises at such time that such Grantor is renovating all or a part of the applicable Grantor's Premises that includes

6

  such Grantee's Premises. In exercising such right, each Grantor shall use reasonable efforts to perform the renovations in a manner which minimizes interference with the conduct of the applicable Grantee's business in such Grantee's Premises.

        11.    Surrender.

        Upon the expiration of this Agreement, upon the earlier termination of this Agreement in its entirety with respect to each Grantee's Premises or upon the applicable Premises Expiration Date, such Grantee shall at once surrender and deliver the applicable Grantee's Premises, together with all improvements thereon, to the applicable Grantor in no worse condition than as of the date hereof, reasonable wear and tear excepted. Notwithstanding the foregoing sentence, as between any Grantor and any Grantee, (i) such Grantee shall not be required to remove any alterations performed by such Grantor prior to the Commencement Date or to restore such Grantee's Premises to their condition prior to the making of such alterations, and (ii) no Grantee shall be required to surrender any items of Trade Property (as defined below) which shall remain the property of such Grantee whether or not affixed to such Grantee's Premises, provided the same shall be removed from such Grantee's Premises in accordance with Section 12.

        12.    Removal of Grantee's Property.

        Upon the expiration or earlier termination of this Agreement in its entirety with respect to each Grantee's Premises or upon the applicable Premises Expiration Date, such Grantee shall remove its trade fixtures and other articles of personal property incidental to its business and belonging to it ("Trade Property"); provided, however, that such Grantee shall repair any damage to its Premises which may result from such removal. If such Grantee does not remove its Trade Property from its Premises upon the expiration or earlier termination of this Agreement with respect to its Premises or upon the applicable Premises Expiration Date, the applicable Grantor may, at its option: (i) remove the same (and repair any damage occasioned thereby as aforesaid) and dispose thereof, and such Grantee shall pay the cost of such removal, repair and restoration, if any, to such Grantor within thirty (30) days' of receipt of invoice or (ii) choose to retain the Trade Property as the property of such Grantor.

        13.    Grantee Defaults.

          (a)   Upon the occurrence of the following events and following receipt of notice from the applicable Grantor (each, an "Event of Default"), such Grantor shall have all available rights and remedies against the applicable Grantee under this Agreement, in law and equity:

              (i)  a monetary default on the part of such Grantee under any of the terms, provisions, covenants or agreements of this Agreement, for a period of five (5) days; or

             (ii)  a non-monetary default, for a period of ten (10) days, which reasonably could:

              A.    constitute or cause such Grantor to be in default under, or breach of any relevant third party agreement,

              B.    cause the rights of such Grantor to its Premises to be cancelled, terminated or forfeited,

              C.    adversely affect or reduce such Grantor's rights or benefits in any relevant third party agreement in respect of the applicable Grantee's Premises,

              D.    materially disturb or interfere with such Grantor's use and business operations at its Premises, or

              E.    negatively affect the permits and or authorizations held by such Grantor, which affect its Premises.

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        14.    Consents.

        All references in this Agreement to the consent or approval of a Grantor or a Grantee shall be deemed to mean the written consent or approval of such Grantor or Grantee (as appropriate) and no consent or approval of such Grantor or Grantee shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by such Grantor or Grantee (as appropriate).

        15.    Covenants and Indemnity.

          (a)   Each Grantor and Grantee agree to perform and to observe all of their obligations, covenants, agreements, terms, provisions and conditions under this Agreement. Grantee shall take any action, other than merely occupying its Premises and using it in accordance with the Current Use. Each Grantor and Grantee shall refrain from any action, which would (i) constitute or cause the applicable Grantor to be in default under, or breach any relevant third party agreement, (ii) cause the rights of such Grantor to its Premises and the rights of such Grantee to its Premises to be cancelled, terminated or forfeited, (iii) cause a party hereto to become liable for damages, costs, claims or penalties, (iv) adversely affect, reduce, disturb or interfere with the use and business operations of a party hereto or (v) cause damage in the common areas in or relating to any of such Grantor's Premises or of any Building.

          (b)   Purchaser and each Grantee shall jointly and severally indemnify, defend and hold TDCC and each Grantor and their directors, officers, agents, employees and representatives, harmless of, from and against any and all liabilities, losses, damages, suits, penalties, claims, demands, actual and reasonable costs and expenses, of every kind or nature, including reasonable attorneys' fees and expenses of defending and enforcing this indemnity, whether actual or potential, known or unknown, suspected or unsuspected, contingent or non-contingent, whether concealed or hidden, upon any theory of law or equity, based upon past or future events, now existing or coming into existence in the future ("Claims"), by reason of any Grantee's failure to comply in any material respect with any obligation, covenant or agreement set forth herein or arising from the use, occupancy or manner of use and/or occupancy of such Grantee's Premises or of any business conducted therein, or from any work or thing whatsoever done, or any condition created by or any other act or omission of such Grantee, its assignees, or their respective employees, agents, servants, contractors, invitees, visitors or licensees, in or about such Grantee's Premises or any part of the Building or the applicable Grantor's Premises.

          (c)   Notwithstanding anything to the contrary contained herein, this Section 15 shall survive the expiration or earlier termination of this Agreement or the applicable Premises Expiration Date with respect to each of the Premises.

        16.    Access Rights.

          (a)   Each Grantor reserves the right of access to its risers, conduits, cables, installations and equipment located within the applicable Grantee's Premises to which access will be required by such Grantor from time to time to assure the continued functioning of electric, electronic, ventilation, water, drainage and other similar systems in such Grantor's Premises in the Building. During the Term of this Agreement, any Grantor may enter the applicable Grantee's Premises from time to time for purposes of inspecting, repairing or replacing such risers, conduits, cables, installations and equipment. In exercising such right, such Grantor shall take such measures as may be reasonably required to minimize interference with the conduct of such Grantee's business in its Premises.

          (b)   Each Grantor and Grantee grant to the other party during the Term of this Agreement, the rights to enter or pass through each of their respective premises within the applicable Building for the sole purposes of ingress to and egress from their premises and/or common areas of such Grantor's Premises or the Building, as appropriate, and consistent with the manner of ingress and

8

  egress exercised prior to the date hereof. To the extent any Grantor has other access rights over property owned by a third party to access its Premises pursuant to third party agreements, such Grantor grants to the applicable Grantee such equivalent rights for the sole purpose of ingress to or egress from the Building as reasonably necessary to conduct its business and consistent with such conduct immediately prior to the date hereof.

          (c)   In exercising the rights under this Section 16, each party shall use reasonable efforts to minimize interference with the use by a party hereto of its premises and promptly repair any damage caused to the premises or personal property of another party hereto caused by such access.

        17.    Quiet Enjoyment.

        Provided any Grantee is in compliance with the terms of this Agreement, such Grantee shall enjoy the peaceful and quiet use, possession and enjoyment of its Premises without hindrance or disturbance by any Grantor or any Persons claiming by, through or under such Grantor except as expressly permitted by the terms hereof or by applicable Law.

        18.    Confidentiality.

          (a)   The term "Confidential Information" shall include any and all information, know-how and data of a party hereto (the "Disclosing Party"), its directors, officers, employees, Affiliates, representatives (including financial advisors, attorneys and accountants), third-party contractors or agents (with respect to each party hereto, its "Representatives") made available or disclosed, directly or indirectly, to another party hereto (the "Receiving Party") or its Representatives in connection with this Agreement, regardless of the manner or form in which it is furnished, whether furnished before, on or after the date of this Agreement, including, (i) this Agreement (including, its terms and information disclosed during the negotiation of this Agreement); (ii) information relating to facilities, trade secrets, processes, patent applications, product development, pricing, customers or sales, customer and supplier lists, policies and strategies, client and consultant contracts, operations, methods, business plans or opportunities, business performance, business acquisition plans, personnel matters, finances; (iii) all other confidential or proprietary information disclosed in connection with this Agreement; and (iv) all notes, analyses, compilations, studies, forecasts, interpretations, summaries, data and other documents and materials in whatever form maintained, whether prepared by the Receiving Party, its Representatives or others, which contain or reflect, or are derived from, any of the information described in clauses (i) through (iii) above.

          (b)   The term "Confidential Information" does not include information, that (i) is published or otherwise becomes part of the public domain other than as a result of a disclosure by the Receiving Party or its Representatives in violation of this Agreement or other obligation of confidentiality (but only after, and only to the extent that, it is published or otherwise becomes part of the public domain); (ii) the Receiving Party can prove was in its or its Representatives' possession; provided, that such information is not subject to a legal, fiduciary or contractual obligation of confidentiality or secrecy to the Disclosing Party or any other Person; (iii) the Receiving Party can prove was independently developed by the Receiving Party without reference to Confidential Information; or (iv) the Receiving Party can prove became available to the Receiving Party on a non-confidential basis from a Person other than the Disclosing Party or its Representatives; provided, that such Person is not bound by a legal, contractual or fiduciary obligation of confidentiality or secrecy to the Disclosing Party or any other Person. For the purpose of this paragraph (b), specific information, such as operating procedures and equipment for producing or processing specific materials, shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information in the public domain and any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are separately in the public domain, unless the combination itself, and its principle of operation, are in the public domain.

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          (c)   Except as otherwise provided herein, each Receiving Party shall, and shall cause its Representatives to, (i) treat and maintain Confidential Information of the Disclosing Party as confidential; (ii) not disclose Confidential Information of the Disclosing Party to any third party; (iii) use Confidential Information of the Disclosing Party only for the purposes of exercising rights or fulfilling obligations under this Agreement or as authorized in writing by the Disclosing Party; and (iv) not include Confidential Information of the Disclosing Party in any patent, patent application or other public document. The obligations set forth in the preceding sentence shall expire or terminate five (5) years after the expiration or termination of this Agreement; provided, that nothing herein shall relieve any party hereto from any breach of this Agreement occurring prior to such expiration or termination.

          (d)   Notwithstanding the foregoing, a party hereto may (i) disclose Confidential Information to its Representatives; (ii) disclose Confidential Information to the other party's Representatives; and (iii) receive Confidential Information of the other party through its Representatives, in each case, to the extent (x) reasonably necessary for the performance of this Agreement; and (y) its Representatives agree to be bound by the terms of this Agreement as if they were parties hereto. Each party hereto shall be responsible for any failure of its Representatives to comply with the terms of this Section 18 and agrees to take, at its sole expense, all reasonable measures (including court proceedings) to restrain its Representatives from prohibited or unauthorized disclosure or use of the other party's Confidential Information.

          (e)   In the event that a Receiving Party or any of its Representatives is required by Law to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent permitted by Law, notify the Disclosing Party of the existence, terms and circumstances surrounding such a request, so that the Disclosing Party may seek an appropriate protective order or other remedy or waive its compliance with the terms of this Agreement (and, if the Disclosing Party seeks such an order, the Receiving Party shall provide such cooperation as the Disclosing Party may reasonably request). In the event that such protective order or other remedy is denied, or the Disclosing Party waives compliance, in whole or in part, with the terms of this Agreement, and the Receiving Party or any of its Representatives are nonetheless legally compelled to disclose such information, the Receiving Party or its Representatives, as the case may be, shall furnish only that portion of the Confidential Information that is legally required, and the Receiving Party shall exercise its reasonable best efforts to preserve the confidentiality of the remainder of the Confidential Information. A disclosure that is required to obtain or maintain operating permits or to meet recording and reporting requirements or to properly report and pay taxes shall be considered required by Law under this paragraph (e). A disclosure that is required only to obtain patents or other intellectual property protection shall not be considered required by Law under this paragraph (e).

          (f)    The parties hereto acknowledge and agree that the parties hereto would be irreparably damaged if any of the provisions of this Section 18 are not performed in accordance with their specific terms or are otherwise breached and that any non-performance or breach of this Section 18 by any party hereto could not be adequately compensated by monetary damages alone and that the parties hereto would not have any adequate remedy at law. Accordingly, in addition to any other right or remedy to which any party hereto may be entitled, at law or in equity (including monetary damages), such party shall be entitled to enforce any provision of this Section 18 by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Section 18 without posting any bond or other undertaking. The parties hereto agree that they will not contest the appropriateness of specific performance as a remedy.

          (g)    Disclaimer.    EXCEPT AS EXPRESSLY SET FORTH HEREIN, NO PARTY HERETO OR ANY OF ITS RESPECTIVE REPRESENTATIVES MAKE OR HAVE MADE ANY

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  REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ITS CONFIDENTIAL INFORMATION.

        19.    Holding Over.

        No Grantee shall have any right to occupy its Premises or any portion thereof after the expiration of this Agreement, after the earlier termination of this Agreement or of such Grantee's right to possession in consequence of an Event of Default hereunder or upon the applicable Premises Expiration Date. In the event any Grantee or any party claiming by, through or under such Grantee holds over, the applicable Grantor may exercise any and all remedies available to it at law or in equity to recover possession of such Grantee's Premises, and to recover damages. For each and every month or partial month that any Grantee or any party claiming by, through or under such Grantee remains in occupancy of all or any portion of such Grantee's Premises after the expiration of this Agreement or after termination of this Agreement or such Grantee's right to possession, such Grantee shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent payable by such Grantee hereunder immediately prior to the expiration or other termination of this Agreement or of such Grantee's right to possession. The acceptance by any Grantor of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over. In addition, not withstanding anything to the contrary contained herein, each Grantee and Purchaser shall indemnify the applicable Grantor and TDCC against any losses, costs and expenses incurred by such Grantor and/ or TDCC arising from claims by third parties as the result of any Grantee holdover.

        20.    Successors in Title.

        Subject to Section 8 and Section 3(b), this Agreement shall be binding upon and inure to the benefit of successors in title by operation of Law to the whole or substantially the whole of the business of the parties hereto and to their permitted assignees and transferees of the rights and obligations under this Agreement.

        21.    Amendment.

        Except by the execution of a Companion Agreement in accordance with the terms hereof, this Agreement may only be amended, modified or supplemented (a) by an instrument in writing signed by, or on behalf of, the parties hereto that expressly references the section of this Agreement to be amended; or (b) by a waiver in accordance with Section 31.

        22.    Severability.

        If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

        23.    Entire Agreement.

        This Agreement and the Stock Purchase Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and the subject matter hereof and supersedes and replaces all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof .

        24.    Notices.

        Promptly after receipt by any Grantor, such Grantor shall deliver to the applicable Grantee a copy of any notice of default or any other notice, statement, demand and other communication given or sent which relates or is applicable to such Grantee's Premises, common areas of the Building or such Grantee's use and occupancy of such Grantee's Premises or the services and facilities of the Building being furnished to such Grantee's Premises or such Grantee. Upon reasonable request, the applicable

11

Grantor shall provide to the applicable Grantee copies of all supporting documentation reflecting any late fees described in Section 5.

        All notices, requests, instructions, Claims, demands and other documents or communications to be given under this Agreement shall be in writing and shall be given or made (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day to those local Grantor representatives and local Grantee representatives, as applicable, at the notice address listed on listed on Schedule B, with a copy to the respective parties hereto at the following addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 24).

in the case of Purchaser:	Boulevard Acquisition Corp. 399 Park Avenue, 6th Floor New York, NY 10022
	Attention:	Stephen S. Trevor
	Facsimile:	(212) 878-3545
with a copy to:	Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
	Attention:	Alan I. Annex
	Facsimile:	(212) 801-6400
and in the case of TDCC:	The Dow Chemical Company 2030 Dow Center Midland, Michigan 48674
	Facsimile:	(989) 638-9397
	Attention:	Executive Vice President and General Counsel
with a copy to:	Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
	Attention:	Marc F. Sperber
	Facsimile:	(312) 706-8208
	Email:	msperber@mayerbrown.com

        25.    Governing Law.

        This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

        26.    Jurisdiction of Disputes.

        Each party to this Agreement hereby: (a) agrees that any Proceeding in connection with or relating to this Agreement or any matters contemplated hereby, shall be brought exclusively in the Delaware Court of Chancery (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court located in the City of Wilmington, Delaware); (b) consents and submits to personal jurisdiction in connection with any such Proceeding in any such court described in clause (a) of this Section 26 and to service of process upon it in accordance with the rules and statutes governing service of process; (c) waives to the full extent permitted by Law any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that any such Proceeding was brought in an inconvenient forum; (d) designates, appoints and directs CT Corporation

12

System as its authorized agent to receive on its behalf service of process and documents in any Proceeding in such courts; (e) agrees to notify the other party to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly designate another agent in the State of Delaware to serve in place of such agent and deliver to the other party written evidence of such substitute agent's acceptance of such designation; (f) agrees as an alternative method of service to service of process in any such Proceeding by mailing of copies thereof to such party at its address set forth in Section 24; (g) agrees that any service made as provided herein shall be effective and binding service in every respect; and (h) agrees that nothing herein shall affect the rights of either party to effect service of process in any other manner permitted by Law.

        27.    Waiver of Jury Trial.

        EACH OF THE PARTIES HERETO HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LIABILITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH ACTION OR LIABILITY, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 27.

        28.    Headings and Reference; Construction.

        The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits, Schedules and Attachments attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, clauses, Exhibits, Schedules or Attachments shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Exhibit, Schedule or Attachment to, this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined. References to sums of money are expressed in lawful currency of the United States of America, and "$" refers to U.S. dollars. If there is any conflict between the Stock Purchase Agreement and this Agreement, each of the Stock Purchase Agreement and this Agreement is to be interpreted and construed, if possible, so as to avoid or minimize such conflict, but, to the extent (and only to the extent) of such conflict, the Stock Purchase Agreement shall prevail and control.

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        29.    Further Action.

        Except as otherwise provided in this Agreement, the parties hereto shall, and shall cause their respective Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all appropriate action, to do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

        30.    Expenses.

        Except as otherwise provided in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial and other advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the party incurring such costs and expenses.

        31.    Waiver.

        Except as otherwise provided in this Agreement, the failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such party, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        32.    No Third Party Beneficiaries.

        This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and, to the extent provided herein, their respective Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

        33.    Counterparts.

        This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in "pdf" form) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

14

        IN WITNESS WHEREOF, TDCC and Purchaser have caused this Agreement to be duly executed and delivered as of the date first written above.

THE DOW CHEMICAL COMPANY
By:
Name:
Title:

[Signature Pages to Master Occupancy Agreement]

BOULEVARD ACQUISITION CORP.
By:
Name:
Title:

[Signature Pages to Master Occupancy Agreement]

ATTACHMENT 1
COMPANION AGREEMENT
Occupancy Agreement—[Country] ("Local Country")

        This Occupancy Agreement—[Country] (this "Agreement") is made and entered into as of [    •    ], 2015 (the "Commencement Date"), by and between [Local Purchaser entity] ("Grantee") and [AgroFresh entity] ("Grantor").

        WHEREAS, The Dow Chemical Company ("TDCC") and Boulevard Acquisition Corp. ("Purchaser") are parties to a Master Occupancy Agreement dated                        , 2015 (the "Master Agreement"); and

        WHEREAS, Grantee and Grantor desire to enter into this Agreement as a Companion Agreement, pursuant to Section 2 of the Master Agreement, with respect to the rights to use and occupy certain premises as set forth herein.

        NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee (collectively, the "Parties" and each a, "Party") hereby agree as follows.

        1.    Term.

        The term of this Agreement shall commence on the Commencement Date and terminate on [                        ], unless earlier terminated in accordance with the provisions of the Master Agreement.

        2.    Incorporation and Interpretation.

        With the exception of those terms within the Master Agreement that apply solely to TDCC and/or Purchaser, the Master Agreement is hereby incorporated by reference in its entirety into this Agreement, subject to any express modifications or exclusions set forth in this Agreement. Any amendment or modification of the Master Agreement, with the exception of those terms within the Master Agreement that apply solely to TDCC and/or Purchaser, shall be deemed incorporated into this Agreement without the necessity of further action by either Party hereto or the parties to the Master Agreement. Provided, however, that the conditions stated herein shall apply solely with respect to the provision of, and payment for, those services received in the Local Country.

        For the purposes of this Agreement when construing the Master Agreement, with the exception of those terms within the Master Agreement that apply solely to the TDCC and/or Purchaser, the acronyms used to identify the Parties (unless context dictates otherwise), and all reference to "Agreement" within the Master Agreement shall be deemed to mean this Agreement. Capitalized terms used but not defined herein shall have the meaning set forth in the Master Agreement.

        3.    Local Grantee's Premises.

        Commencing on the Commencement Date, Grantor hereby grants unto Grantee, and Grantee hereby accepts from Grantor, the right to use and occupy the office, research and development and laboratory space historically used by Grantor at the following address:                    (the "Grantee Premises"), together with the non-exclusive right to use and enter the common areas of the Building (which, for certainty, includes only such parts of the Building which have been used as common areas prior to the date hereof), pursuant to the terms and conditions set forth in the Master Agreement.

        4.    Rent.

        Grantor shall invoice Grantee and Grantee agrees to pay Local, in accordance with the provisions of the Master Agreement, the following rent on a monthly basis:                    U.S. Dollars ("Rent"). The Parties' respective responsibilities for taxes arising under or in connection with this Agreement or the Rent shall be in accordance with, and in all respects subject to, the provisions of the Master Agreement.

        5.    Governing Law.

        This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

        6.    Jurisdiction of Disputes.

        Each party to this Agreement hereby: (a) agrees that any Proceeding in connection with or relating to this Agreement or any matters contemplated hereby, shall be brought exclusively in the Delaware Court of Chancery (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court located in the City of Wilmington, Delaware); (b) consents and submits to personal jurisdiction in connection with any such Proceeding in any such court described in clause (a) of this Section 6 and to service of process upon it in accordance with the rules and statutes governing service of process; (c) waives to the full extent permitted by Law any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that any such Proceeding was brought in an inconvenient forum; (d) designates, appoints and directs CT Corporation System as its authorized agent to receive on its behalf service of process and documents in any Proceeding in such courts; (e) agrees to notify the other party to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly designate another agent in the State of Delaware to serve in place of such agent and deliver to the other party written evidence of such substitute agent's acceptance of such designation; (f) agrees as an alternative method of service to service of process in any such Proceeding by mailing of copies thereof to such party at its address set forth in Schedule B of the Master Agreement; (g) agrees that any service made as provided herein shall be effective and binding service in every respect; and (h) agrees that nothing herein shall affect the rights of either party to effect service of process in any other manner permitted by Law.

        7.    Waiver of Jury Trial.

        EACH OF THE PARTIES HERETO HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LIABILITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH ACTION OR LIABILITY, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

        8.    Precedence.

        In the event of any conflict between the provisions of this Agreement and the Master Agreement, the Master Agreement shall take precedence.

        9.    Counterparts.

        This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in "pdf" form) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature page follows]

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Commencement Date.

[Grantee]
By:
Name:
Title:
[Grantor]
By:
Name:
Title:

Exhibit E

Form of

TAX RECEIVABLES AGREEMENT

        This TAX RECEIVABLES AGREEMENT is made as of [    •    ], 2015, by and among The Dow Chemical Company, a Delaware corporation ("TDCC"), AgroFresh Inc., an Illinois corporation ("AgroFresh") and Boulevard Acquisition Corp., a Delaware corporation ("Purchaser") (each of TDCC, AgroFresh and Purchaser are referred to herein collectively as the "Parties" and individually, as a "Party").

W I T N E S S E T H:

        WHEREAS, pursuant to the Stock Purchase Agreement dated as of April 30, 2015, by and between TDCC and Purchaser (the "Purchase Agreement"), Purchaser or its designated Affiliate has agreed, on the terms and subject to the conditions set forth in the Purchase Agreement, to acquire (the "Acquisition") all of the issued and outstanding Equity Interests of AgroFresh;

        WHEREAS, TDCC and Purchaser have agreed pursuant to Section 5.10(i) of the Purchase Agreement that a Section 338(h)(10) Election will be made with respect to the Acquisition;

        WHEREAS, the Parties expect that as a consequence of the Section 338(h)(10) Election, the AgroFresh Assets (as defined below) will have a U.S. federal income tax basis following the Closing Date that is higher than the adjusted tax basis of the AgroFresh Assets immediately prior to the Closing Date; and

        WHEREAS, the Parties to this Agreement desire to make certain covenants with respect to tax matters and to provide for certain payments in respect of tax benefits.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the Parties hereby agree as follows:

        SECTION 1.    Certain Defined Terms.

          (a)   For the purposes of this Agreement, the following terms shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

          "Acceleration Assumption Date" shall mean the date of any Acceleration Notice or an Asset Transfer Date.

          "Acceleration Assumptions" shall mean, as of an Acceleration Assumption Date, the assumptions that (1) in each Covered Taxable Year ending after such Acceleration Assumption Date, AgroFresh and its Affiliates will have taxable income sufficient to fully utilize any loss carryovers to such Covered Taxable Year and any deductions arising from the Basis Adjustment and the Imputed Interest during such Covered Taxable Year and (2) the federal, state and local income Tax rates in effect for each such Covered Taxable Year will be the maximum rates applicable to AgroFresh as in effect on the Acceleration Assumption Date.

          "Acceleration Notice" shall have the meaning set forth in Section 7(a).

          "Acceleration Payment" shall mean the present value, calculated as of the date of an Acceleration Notice, of all Tax Benefit Payments that would be required to be paid by Purchaser to TDCC from and after the date of the Acceleration Notice, applying the Acceleration Assumptions and discounted at the Acceleration Rate.

          "Acceleration Rate" shall mean the applicable Federal rate provided for in Section 1274(d)(1)(C)(i) of the Code, compounded annually.

          "Accounting Firm" shall have the meaning set forth in Section 4(b).

          "Acquisition Event" shall mean any (a) Change of Control, (b) transaction or series of transactions by which Purchaser, AgroFresh or any Affiliate thereof effects any direct or indirect acquisition (whether by merger, consolidation, reorganization, share exchange, equity purchase, asset purchase or otherwise) of a majority of the Equity Interests of any Person or a majority of the assets of any business or line of business or (c) other action by which Purchaser, AgroFresh or any Affiliate thereof enter into or engage in any activity, business or enterprise unrelated to the Business.

          "Actual Tax Liability" shall have the meaning set forth in Section 5(b).

          "Agreement" shall mean this Tax Receivable Agreement, including all Exhibits and Schedules hereto.

          "AgroFresh Asset Class" shall mean, with respect to the AgroFresh Assets, the asset classes provided for in Treasury Regulation section 1.338-6, as further subdivided to the extent necessary to reflect any differences in depreciation or amortization periods or methodologies applicable to such AgroFresh Assets.

          "AgroFresh Assets" shall mean all assets held by AgroFresh at the Closing (or such assets as are transferred to AgroFresh after Closing pursuant to the Restructuring Transactions), and from and after the Closing shall also include any asset the adjusted tax basis of which is determined, in whole or in part, by reference to the adjusted tax basis of any asset or assets held by AgroFresh at the Closing.

          "Allocation Schedule" shall have the meaning set forth in Section 4(b).

          "Asset Transfer Date" shall have the meaning set forth in Section 7(d).

          "Basis Adjustment" shall have the meaning set forth in Section 4(a).

          "Beginning Basis" shall have the meaning set forth in Section 4(a).

        "Change of Control" shall mean any transaction or series of transactions the result of which is (a) the acquisition by any Person or Persons of direct or indirect beneficial ownership of securities representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of Purchaser or AgroFresh; or (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in the securities of Purchaser or AgroFresh outstanding immediately prior thereto failing to continue to represent at least fifty percent (50%) of the combined voting power of the outstanding securities of Purchaser or AgroFresh or the surviving Person outstanding immediately after such combination.

          "Consideration" shall have the meaning set forth in Section 4(a).

          "Contest" shall have the meaning set forth in Section 3(b).

          "Covered Matters" shall have the meaning set forth in Section 3(a).

          "Covered Taxable Year" shall mean any Taxable Year of AgroFresh (or a successor company thereto) ending after the Closing Date.

          "Estimated Acceleration Payment" shall have the meaning set forth in Section 7(b).

          "Final Determination" shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, local or foreign law, as applicable, or any other event (including the execution of a Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

          "Final Recovery Year" shall have the meaning set forth in Section 5(e).

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          "Gross-Up Amount" shall mean the present value, calculated as of the Gross-Up Date, of all Tax Benefit Payments that would be required to be paid by Purchaser to TDCC but for the application of Section 5(e), applying the Acceleration Assumptions (applied by treating the Gross-Up Date as an Acceleration Assumption Date) and discounted at the Acceleration Rate.

          "Gross-Up Date" shall mean the date of the tax return filing for the Final Recovery Year.

          "Hypothetical Tax Liability" shall have the meaning set forth in Section 5(b).

          "Imputed Interest" shall mean, any interest imputed under Section 1272, 1274 or 483 or any other provision of the Code and the similar provision of state, local or foreign law with respect to Purchaser's payment obligations under this Agreement, as reasonably determined by TDCC in good faith.

          "Late Payment Rate" shall mean interest at a rate equal to the LIBOR Rate plus ten percent (10%), compounded on a daily basis, accruing on the amount of any payment required to be made under this Agreement that is made after the date on which such payment is due and payable from (but not including) the due date of such payment to (and including) the date such payment is actually made.

          "LIBOR Rate" means the rate of interest announced publicly by the British Bankers Association as its one (1) month LIBOR rate for U.S. Dollars on the date on which the applicable payment is due and payable.

          "Original Payment" shall have the meaning set forth in Section 5(d).

          "Partial Acceleration Payment" shall have the meaning set forth in Section 7(d).

          "Partial Acceleration Payment Notice" shall have the meaning set forth in Section 7(d).

          "Preliminary Determination" shall have the meaning set forth in Section 5(b).

          "Recomputed Tax Benefit Payment" shall have the meaning set forth in Section 5(d).

          "Recomputing Event" shall have the meaning set forth in Section 5(d).

          "Redetermined Tax Basis" shall have the meaning set forth in Section 4(a).

          "Stand-Alone Actual Tax Liability" shall have the meaning set forth in Section 5(f).

          "Stand-Alone Hypothetical Tax Liability" shall have the meaning set forth in Section 5(f).

          "Tax Benefit Payment" shall mean, with respect to any Covered Taxable Year, the net aggregate payments, if any made by Purchaser to TDCC pursuant to Section 5 of this Agreement, with respect to such Covered Taxable Year.

          "Tax Return" shall mean any return, declaration, report, claim for refund, information return or similar statement filed or required to be filed with any Governmental Authority in connection with Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          "Taxable Year" shall mean a taxable year as defined in Section 441(b) of the Code (and thus may include a period of less than 12 months for which a return is made).

          (b)    Other Definitional Provisions and Interpretation.    The headings preceding the text of Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without

3

  limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Sections or clauses shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Section, paragraph or clause of this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined.

        SECTION 2.    Overlap.     In the event of any conflict between the terms of this Agreement and the terms of the Purchase Agreement with respect to Taxes, the terms of this Agreement shall govern.

        SECTION 3.    Filing of Tax Returns; Cooperation; Contest.

          (a)   The Purchaser and AgroFresh shall permit TDCC to review and comment on each Tax Return of AgroFresh and its Affiliates to the extent that such Tax Return involves (i) treatment of the transactions contemplated by this Agreement or the Purchase Agreement, (ii) the basis of any AgroFresh Asset, (iii) the eligibility of any AgroFresh Asset for depreciation or amortization, (iv) the amount or timing of any deduction for depreciation or amortization relating to any AgroFresh Asset or (v) the gain or loss recognized by Purchaser, AgroFresh or any Affiliate thereof arising from the transfer, sale or other disposition of any AgroFresh Asset (collectively, the "Covered Matters"). Purchaser shall submit each such Tax Return to TDCC no later than thirty (30) days prior to the due date for the filing of such Tax Return (taking into account any valid extensions) and shall make all changes reasonably requested by TDCC with respect to any such Covered Matters (except to the extent of any position for which substantial authority does not exist within the meaning of Section 6662 of the Code and the Treasury Regulations thereunder). For the avoidance of doubt, Purchaser shall or shall cause AgroFresh and its Affiliates to elect or report, as applicable, for U.S. federal, state or local income tax purposes, the cost recovery, depreciation or amortization method, as the case may be, with respect to each AgroFresh Asset that would allow for the earliest possible recovery of the Redetermined Tax Basis (except to the extent of any position for which substantial authority does not exist within the meaning of Section 6662 of the Code and the Treasury Regulations thereunder).

          (b)   In the event of any audit, Proceeding or other claim for Taxes with respect to a Tax Return that relates to, or could have any effect on, the Covered Matters (a "Contest"), Purchaser shall timely notify TDCC of such Contest and TDCC shall have the exclusive right, in its sole discretion and at its own expense, to control, resolve, compromise, settle or agree to any deficiency, claim or adjustment arising out of such Contest, except to the extent that any such Contest, in Purchaser's reasonable opinion, cannot be dealt with separately from any matter that is not a Covered Matter, and subject, in all instances, to the consent of Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned. If TDCC does not elect to so control any such Contest, Purchaser shall keep TDCC reasonably informed of all material developments with respect to such Contest and shall not settle, compromise or otherwise resolve such Contest without TDCC's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

          (c)   TDCC and Purchaser shall each cooperate fully (and each shall cause its respective Affiliates to cooperate fully) with all reasonable requests from the other Party in connection with any Contest, the preparation and filing of any Tax Return relating to the Covered Matters and any

4

  calculation or determination contemplated by this Agreement (including the Allocation Schedule and determinations of Hypothetical Tax Liability, Actual Tax Liability, Stand-Alone Hypothetical Tax Liability and Stand-Alone Actual Tax Liability). Such cooperation shall include at each Party's own expense, (i) the retention until the expiration of the applicable statute of limitations (including applicable extensions), and the provision upon request, of Tax Returns, books, records, documentation and other information relating to Tax Returns and/or the calculations and determinations contemplated under this Agreement and (ii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return or control of any Contest, including, but not limited to, the execution by Purchaser and any Affiliate of Purchaser of a power of attorney authorizing TDCC and its accountants, tax advisors and other representatives to represent Purchaser and/or any Affiliate of Purchaser with respect to any matter described in this Section 3. Each Party shall make its employees and facilities available on a reasonable basis in connection with the foregoing matters. Notwithstanding anything herein to the contrary, Purchaser shall not be entitled to obtain any information relating to Taxes of TDCC or any of its Affiliates other than information relating solely to any of the AgroFresh Entities.

        SECTION 4.    Preparation of Allocation Schedule.

          (a)   Within sixty (60) days after the date on which Final Closing Working Capital is determined, TDCC shall deliver to Purchaser a schedule (the "Allocation Schedule") setting forth (i) the Tax basis of each AgroFresh Asset or AgroFresh Asset Class as recorded on AgroFresh's Tax books and records as of the Closing Date (the "Beginning Basis"), (ii) the allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income tax purposes (collectively, the "Consideration") among the assets of AgroFresh as of the Closing Date in accordance with Section 338 and Section 1060 of the Code (the "Redetermined Tax Basis") and (iii) with respect to each AgroFresh Asset or AgroFresh Asset Class, the excess, if any, of the Redetermined Tax Basis over the Beginning Basis (the "Basis Adjustment").

          (b)   If within ten (10) days after receipt of the Allocation Schedule, Purchaser notifies TDCC in writing that Purchaser objects to one or more items reflected on the Allocation Schedule (the "Unresolved Allocation"), then Purchaser and TDCC shall negotiate in good faith to resolve such dispute. If TDCC and Purchaser fail to resolve any such dispute within fifteen (15) days after TDCC's receipt of Purchaser's notice (or such longer period as the Parties may mutually agree in writing), then, at the request of either TDCC or Purchaser, the Parties shall submit the Unresolved Allocation for arbitration, in accordance with Section 338 and Section 1060 of the Code, to Grant Thornton LLP (the "Accounting Firm"); provided, that in the event that Grant Thornton LLP is unable or unwilling to serve in such capacity, the Parties shall mutually agree in writing to appoint a nationally recognized firm with accounting expertise and relevant experiences in resolving similar disputes to serve as the "Accounting Firm" hereunder. The scope of the review by the Accounting Firm shall be limited to a disposition of the Unresolved Allocation (including all items and amounts that were previously accepted or agreed upon or deemed agreed upon by the Parties). The Accounting Firm is not to, and the parties shall not individually request the Accounting Firm to, (A) make any determination other than as set forth in the previous sentence, (B) determine any Unresolved Allocation to be a value higher than the highest value or lower than the lowest value proposed by the Parties in their submissions to the Accounting Firm or (C) undertake any independent investigation of the facts relating to the Unresolved Allocation. TDCC and Purchaser shall use reasonable best efforts to cause the Accounting Firm to render its written decision resolving the matters submitted to it as promptly as practicable and, if at all possible, within thirty (30) days after such submission of the Allocation Schedule. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced. The fees and expenses of the Accounting Firm incurred pursuant to this Section 4(b) (and pursuant to Sections 5(c), 7(b) and 7(d) of this

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  Agreement) shall be borne one half by Purchaser and one half by TDCC. All other fees, expenses and costs incurred by TDCC or Purchaser in implementing the provisions of this Section 4(b) shall be borne by TDCC or Purchaser, respectively.

          (c)   As promptly as reasonably practicable following the payment of any amount pursuant to this Agreement, TDCC shall deliver to Purchaser an amended Allocation Schedule that takes into account the amount of such payment (other than Imputed Interest) as an adjustment to the Consideration and sets forth the revised computation of the Redetermined Tax Basis and Basis Adjustment of each AgroFresh Asset or AgroFresh Asset Class. If within ten (10) days after receipt of the amended Allocation Schedule, Purchaser notifies TDCC in writing that Purchaser objects to one or more items reflected on the amended Allocation Schedule, such dispute shall be treated as an Unresolved Allocation subject to the procedures set forth in Section 4(b).

          (d)   Absent a Final Determination to the contrary, the Parties shall file or cause to be filed all Tax Returns in a manner consistent with the Allocation Schedule, and shall not take, or permit any Affiliate to take, any position inconsistent therewith for Tax reporting purposes or in any Contest. Any adjustment to the Consideration (including any Deferred Payment Amount) shall be allocated as provided by U.S. Department of Treasury Regulation §1.1060-1(c).

        SECTION 5.    Tax Benefit Payments.

          (a)   The provisions of this Section 5 shall be effective for an AgroFresh Asset Class only in the event that the aggregate Redetermined Tax Basis for such AgroFresh Asset Class exceeds the aggregate Beginning Basis for such AgroFresh Asset Class.

          (b)   Within ten (10) days following the date on which Purchaser, AgroFresh or any Affiliate thereof actually files its United States federal income tax return or any state income tax return, as applicable, that includes the Business for any Covered Taxable Year, Purchaser shall submit to TDCC a preliminary determination (the "Preliminary Determination") of (A) the liability for Taxes that would be due on such date assuming the same facts and using the same methods, elections, conventions and practices used in determining the actual liability for Taxes for such Covered Taxable Year; provided, however, that such liability shall be calculated (i) with reference to the Beginning Basis instead of the Redetermined Tax Basis of each AgroFresh Asset or AgroFresh Asset Class and (ii) excluding any deduction attributable to Imputed Interest (such liability so calculated, the "Hypothetical Tax Liability") and (B) the actual liability for Taxes due on such date with respect to such Tax Return ("Actual Tax Liability") and, except as otherwise provided in Section 5(f), shall pay to TDCC an amount equal to eighty-five percent (85%) of the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability as shown in the Preliminary Determination.

          (c)   Within thirty (30) days after its receipt of the Preliminary Determination, TDCC shall notify Purchaser in writing of any proposed adjustments thereto. Promptly thereafter, Purchaser shall make such adjustments to the Preliminary Determination to the extent reasonably requested in good faith by TDCC. If the Parties, acting in good faith, are unable to successfully resolve the issues raised by TDCC within sixty (60) days after delivery of the Preliminary Determination to TDCC, Purchaser and TDCC shall submit the dispute to the Accounting Firm for resolution of the dispute in accordance with the principles set forth in Section 4(b), which resolution shall be final and binding on both Parties. Within five (5) days after such finalization of such determination then, as applicable, (i) Purchaser shall pay to TDCC the excess, if any, of (A) eighty-five percent (85%) of the excess of such Hypothetical Tax Liability over such Actual Tax Liability over (B) the aggregate amount previously paid by Purchaser to TDCC under Section 5(b) with respect to such Covered Taxable Year, or (ii) TDCC shall pay to Purchaser the excess, if any, of (A) the aggregate amount previously paid by Purchaser to TDCC under Section 5(b) with respect to such Taxable

6

  Year over (B) eighty-five percent (85%) of the excess, if any, of such Hypothetical Tax Liability over such Actual Tax Liability, in each case subject to any adjustments required by Section 5(f).

          (d)   If the amount of any Tax Benefit Payment with respect to a Covered Taxable Year (an "Original Payment") would have been different from the amount actually paid for such Covered Taxable Year if calculated based upon (i) a Final Determination relating to such Covered Taxable Year, (ii) an amended Tax Return filed for such Covered Taxable Year for which TDCC has been previously provided an opportunity to review and comment upon and consent to the filing thereof as required by Section 3(a) above, which consent may not be unreasonably withheld, (iii) a correction of inaccuracies in the calculation of Hypothetical Tax Liability, Stand-Alone Hypothetical Tax Liability or Stand-Alone Actual Tax Liability identified as a result of factual information relating to such Covered Taxable Year in the original Allocation Schedule identified after the Closing Date as a result of the receipt of additional information relating to facts or circumstances on or prior to the Closing Date, or (iv) the carryback of a loss or other tax item to such Covered Taxable Year (each, a "Recomputing Event" and the Tax Benefit Payment as so calculated, a "Recomputed Tax Benefit Payment"), then, as applicable, (A) TDCC shall pay to Purchaser the excess, if any, of the Original Payment over the Recomputed Tax Benefit Payment together (in the case of Recomputing Events described in (i), (ii) or (iii) above) with any interest thereon, computed at the Acceleration Rate commencing from the date the Original Payment was due and payable, or (B) Purchaser shall pay to TDCC the excess, if any, of the Recomputed Tax Benefit Payment over the Original Payment together (in the case of Recomputing Events described in (i), (ii) or (iii) above) with any interest thereon, computed at the Acceleration Rate commencing from the date the Original Payment was due and payable. If Purchaser or TDCC receives notice of or otherwise becomes aware of any Recomputing Event that could result in any difference between an Original Payment and a Recomputed Tax Benefit Payment, it shall promptly notify the other party in writing and shall provide the other party with any related information reasonably requested by such other party. Within thirty (30) days following notice of any such Recomputing Event, Purchaser shall deliver a notice to TDCC setting forth the amount of the Recomputed Tax Benefit Payment, and, upon review by TDCC, shall promptly make adjustments to such calculation to the extent reasonably requested in good faith by TDCC. If the Parties, acting in good faith, are unable to successfully resolve the issues raised by TDCC within sixty (60) days after delivery of the notice of the Recomputing Event to TDCC, Purchaser and TDCC shall employ the dispute procedures described in Section 4(b). Within five (5) days of finalizing the Recomputed Tax Benefit Payment, the Party required to make a payment hereunder with respect to such Recomputed Tax Benefit Payment shall make such payment to the other Party except, however, that TDCC shall not be required to make any payment resulting from a Recomputing Event arising as a result of the carryback of a loss or other tax attribute until ten (10) days after the filing of the income Tax Return for the Taxable Year from which the loss or other tax attribute was carried back.

          (e)   For the Covered Taxable Year following which the aggregate Basis Adjustment (excluding for this purpose the adjustment to the Basis Adjustment as a result of the making of the Tax Benefit Payment for such Covered Taxable Year) has been fully depreciated or amortized (the "Final Recovery Year") the Tax Benefit Payment shall be increased by the Gross-Up Amount. The Preliminary Determination delivered by Purchaser with respect to the Final Recovery Year shall include in reasonable detail the calculation of the Gross-Up Amount, and any dispute between the Parties regarding such calculation shall be resolved in accordance with the procedures set forth in Section 5(c). Except as provided in Section 5(d), the Tax Benefit Payment with respect to the Final Recovery Year shall be the final Tax Benefit Payment due under this Agreement.

          (f)    For each Covered Taxable Year ending on or after the date on which an Acquisition Event occurs, as part of the Preliminary Determination, Purchaser shall also determine (A) the

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  liability for Taxes of AgroFresh that would be due on such date using the same methodology applied in the determination of the Hypothetical Tax Liability, but calculated as if AgroFresh were the parent of a stand-alone consolidated or combined group and no Acquisition Event had occurred (such liability so calculated, the "Stand-Alone Hypothetical Tax Liability") and (B) the liability for Taxes of AgroFresh that would be due on such date, calculated as if AgroFresh were the parent or a stand-alone consolidated or combined group and no Acquisition Event had occurred (the "Stand-Alone Actual Tax Liability"). If the excess of the Stand-Alone Hypothetical Tax Liability over the Stand-Alone Actual Tax Liability is greater than the excess of the Hypothetical Tax Liability over the Actual Tax Liability determined pursuant to Section 5(b) for such Covered Taxable Year, then Purchaser shall pay to TDCC an amount equal to eighty-five percent (85%) of the excess, if any, of the Stand-Alone Hypothetical Tax Liability over the Stand-Alone Actual Tax Liability as shown in the Preliminary Determination (and shall not make any additional payment pursuant to Section 5(b) on such date). Any amount paid by Purchaser pursuant to this Section 5(f) shall be subject to review and adjustment pursuant to the principles set forth in Section 5(c) and Section 5(d), in each case such that the net Tax Benefit Payment payable by Purchaser to TDCC for each Covered Taxable Year to which this Section 5(f) applies equals the greater of (a) the excess of the Hypothetical Tax Liability over the Actual Tax Liability and (b) the excess of the Stand-Alone Hypothetical Tax Liability over the Stand-Alone Actual Tax Liability, each as finally determined. For the avoidance of doubt, in no event shall the Tax Benefit Payment with respect to any Covered Taxable Year be less than such Tax Benefit Payment would have been but for application of this Section 5(f).

          (g)   No duplicative payment of any amount (including interest) will be required under this Agreement.

          (h)   For the avoidance of doubt, no Tax Benefit Payment shall be made with respect to any assets transferred to a non-U.S. Affiliate of AgroFresh pursuant to the Restructuring Transactions.

        SECTION 6.    Purchase Price Adjustment.     Any payment by TDCC or Purchaser under this Agreement (other than any amount treated as Imputed Interest) shall be treated as an adjustment to the Consideration, unless otherwise required by applicable Law.

        SECTION 7.    Acceleration; Asset Transfers.

          (a)   Purchaser may terminate this Agreement at any time by paying to TDCC the Acceleration Payment. If Purchaser chooses to exercise its right of early termination under this Section 7(a), Purchaser shall deliver to TDCC a written notice (the "Acceleration Notice") specifying Purchaser's intention to make the Acceleration Payment and showing in reasonable detail the calculation of the Acceleration Payment, and attaching the additional materials described in Section 7(b) .

          (b)   At the time Purchaser delivers the Acceleration Notice to TDCC it shall deliver to TDCC schedules and work papers providing reasonable detail regarding the calculation of the Acceleration Payment, and within five (5) days thereafter shall pay to TDCC an initial payment based on the estimate of the Acceleration Payment set forth on the Acceleration Notice (the "Estimated Acceleration Payment"). The calculation of the Acceleration Payment provided in the Acceleration Notice shall become final and binding on the Parties unless TDCC, within thirty (30) days after receiving such Acceleration Notice, provides Purchaser with notice of objection to such determination of the Acceleration Payment. If the Parties, acting in good faith, are unable to successfully resolve the issues raised in such notice within sixty (60) days after such Acceleration Notice was delivered to TDCC, the dispute shall be submitted to the Accounting Firm in accordance with the principles set forth in Section 4(b), and the determination of the Accounting Firm shall be final and binding. Within five (5) days of the determination of the Acceleration Payment becoming final and binding, as applicable, (i) Purchaser shall pay to TDCC

8

  any amount by which the Acceleration Payment, as finally determined, exceeds the Estimated Acceleration Payment or (ii) TDCC shall pay to Purchaser any amount by which the Estimated Acceleration Payment exceeds the Acceleration Payment, as finally determined.

          (c)   Upon payment of the Acceleration Payment by Purchaser, neither TDCC nor Purchaser shall have any further payment obligations under Section 5 of this Agreement, other than for any (i) Tax Benefit Payment due and payable but unpaid as of the date of the Acceleration Payment Notice and (ii) Tax Benefit Payment due for the Covered Taxable Year ending with or including the date of the Acceleration Payment Notice (except to the extent that the amount described in clause (i) or (ii) is included in the calculation of the Acceleration Payment).

          (d)   In the event that Purchaser transfers all or any material portion of the AgroFresh Assets in a transaction in which the full amount of gain or loss is not recognized for federal income tax purposes and such transfer is not a Change of Control, then, within thirty (30) days of such transfer, Purchaser shall notify TDCC, in sufficient written detail, of such transfer of AgroFresh Assets and the date thereof (the "Asset Transfer Date"), and as soon as practicable thereafter, Purchaser shall deliver to TDCC in writing a good faith determination of the Partial Acceleration Payment attributable to such transfer (the "Partial Acceleration Payment Notice"). The "Partial Acceleration Payment" shall be an amount equal to the product of: (i) the Acceleration Payment (calculated as of the Asset Transfer Date as if an Acceleration Notice had been delivered as of such date) and (ii) a fraction the numerator of which is the aggregate adjusted basis (determined as of the Asset Transfer Date) of the amortizable and depreciable AgroFresh Assets transferred and the denominator of which is the aggregate adjusted basis (determined as of the Asset Transfer Date) of all of the amortizable and depreciable AgroFresh Assets (including those transferred on the Asset Transfer Date). The calculation of the Partial Acceleration Payment provided in the Partial Acceleration Payment Notice shall become final and binding on the Parties unless TDCC, within thirty (30) days after receiving such Partial Acceleration Payment Notice, provides Purchaser with notice of objection to such determination of the Partial Acceleration Payment. If the Parties, acting in good faith, are unable to successfully resolve the issues raised in such notice within sixty (60) days after such Partial Acceleration Payment Notice was delivered to TDCC, the dispute shall be submitted to the Accounting Firm in accordance with the principles set forth in Section 4(b), and the determination of the Accounting Firm shall be final and binding. Within five (5) days of the determination of the Partial Acceleration Payment becoming final and binding Purchaser shall pay to TDCC an amount equal to the Partial Acceleration Payment.

        SECTION 8.    Survival of Obligations.     Except to the extent inconsistent with applicable law, the indemnity and payment obligations set forth in this Agreement will survive until the date which is six months after the date of expiration of the applicable statute of limitations (including any extensions or waivers thereof). The right to indemnification with respect to claims of which notice was given prior to the expiration of the applicable survival period will survive such expiration until such claim is finally resolved and any obligations with respect thereto are fully satisfied.

        SECTION 9.    Indemnity.     Purchaser shall indemnify and hold harmless TDCC and its Affiliates from and against any losses that are attributable to, or result from, the breach by Purchaser or its Affiliates of any of their respective obligations under this Agreement. The Parties shall settle any indemnification obligations within thirty (30) days after receipt of written demand for payment, which demand shall set forth in reasonable detail the circumstances and amount of the indemnity payment.

        SECTION 10.    Notices.     Any notices given pursuant to this Agreement shall be made in accordance with the notice provisions of the Purchase Agreement.

        SECTION 11.    Payments.     Except as may be otherwise provided herein, all payments pursuant hereto shall be made by wire transfer in Dollars in immediately available funds to an account designated in writing by the payee. The amount of all or any portion of a payment not made when due

9

under this Agreement shall be payable together with any interest thereon, computed at the Late Payment Rate.

        SECTION 12.    Waivers.     The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such party, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty

        SECTION 13.    Assignment.     No Party may assign its duties and obligations under this Agreement without the prior written consent of all other Parties. Notwithstanding the foregoing, this Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all of the assets of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and to their respective successors and permitted assigns.

        SECTION 14.    Applicable Law.     This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

        SECTION 15.    Amendment.     This Agreement may be amended, modified or supplemented only by an instrument in writing signed by each of the Parties.

        SECTION 16.    Severability.     If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

        SECTION 17.    Entire Agreement; No Third Party Beneficiaries.     This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or in the Purchase Agreement. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Purchase Agreement, the provisions of this Agreement shall control. This Agreement is not intended to confer any rights or remedies hereunder upon any person other than the Parties hereto.

        SECTION 18.    Counterparts.     This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        SECTION 19.    Mutual Drafting.     This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

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        IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

THE DOW CHEMICAL COMPANY
By:
Name:
Title:
BOULEVARD ACQUISITION CORP.
By:
Name:
Title:
AGROFRESH INC.
By:
Name:
Title:

Tax Receivables Agreement

Exhibit F

TRANSITION SERVICE AGREEMENT

        This TRANSITION SERVICE AGREEMENT (this "Agreement") is made effective as of                 (the "Effective Date"), between The Dow Chemical Company, having its principal office at 2030 Dow Center, Midland MI 46874 (hereinafter referred to as "TDCC"), and AgroFresh Inc. (hereinafter referred to as the "Company").

        WHEREAS, TDCC and Boulevard Acquisition Corp. have entered into that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of April 30, 2015;

        WHEREAS, on the date hereof, TDCC and the Company are entering into certain ancillary agreements in connection with the consummation of the transactions contemplated by the Purchase Agreement; and

        WHEREAS, TDCC and the Company desire to enter into a transition services agreement whereby TDCC agrees to provide, or to cause to be provided, to the Company, and the Company agrees to take, certain transition services related to the operations of the Company, on the terms of and subject to the conditions contained in this Agreement.

        IT IS HEREBY AGREED AS FOLLOWS:

Article 1:
CERTAIN DEFINITIONS

        Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Purchase Agreement. Unless otherwise agreed, in this Agreement the following terms shall have the meanings set forth in this Article.

        1.1   "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person. The term "control" as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of such corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise.

        1.2   "Agreement" means this Agreement together with all of the Schedules attached hereto.

        1.3   "Companion Agreement" means a companion agreement in the form of Schedule 4.

        1.4   "Company Data" means (a) any data or information of the Company, or the Company's vendors, customers or other business partners that is provided to or obtained by TDCC solely in the performance of its obligations under Schedule 1, including data and information regarding the Company's businesses, customers, operations, facilities, products, consumer markets, assets and finances, and (b) any data or information collected or processed in connection with the Services

        1.5   "Disengagement Services" means (i) the services necessary to return Company Data to the Company, and may include (ii) the continuation of the affected Services until the end of the disengagement period described in Section 11.7 if such continuation of Services is requested by the Company.

        1.6   "Force Majeure Event" means any event or circumstance beyond the reasonable control of TDCC that prevents or significantly interferes with the performance by TDCC (or any Affiliate or Third Party contractor of TDCC) of TDCC's obligations under this Agreement, including (provided the foregoing requirements have been met) acts of God, strikes, lockouts or industrial disputes or disturbances, civil disturbances, arrests or restraint from rulers or people, interruptions by Governmental Authority or court orders, present and future valid orders of any regulatory body having proper jurisdiction, acts of the public enemy, wars, riots, blockades, insurrections, inability to secure labor or materials (including the inability to secure materials by reason of allocations, voluntary or involuntary, promulgated by any Governmental Authority), epidemics, landslides, lightning, earthquakes, fire, storm, hurricanes, floods, washouts, explosions, breakage or accident to machinery or lines of pipe, inability to obtain easements, servitudes or rights of way or pipeline tie-ins.

        1.7   "Inflation Index" means the most recent United States Consumer Price Index for Information Technology, Hardware and Services at the time such index is referenced.

        1.8   "Party" means any Person that executes this Agreement.

        1.9   "Price Adjustment Event" means: (i) divestiture, acquisition, addition, material expansion or closure of any production facility of Company; (ii) Company requesting Services that exceed or fall below the historical usage levels of the Business as of the Effective Date, which increase or decrease has a material impact on the cost to TDCC of providing the Services; (iii) Change of Control of the Company; (iv) with respect to any of the Information Technology Services (as described in Schedule 1-B), a material increase in the number of users of such Services; or (v) termination of less than all of the then remaining Services (i.e., partial termination).

        1.10 "Services" means only those services now or hereafter set forth on Schedule 1 (and no others) and shall not, for the avoidance of doubt, include legal services of any kind.

        1.11 "Service Fees" means any and all fees charged by TDCC in the course of providing Services either directly, through its Affiliates or through Third Party contractors as described in Schedule 1.

        1.12 "Service Termination Date" means, with respect to any Service, the date on which the period set forth as the "Service Period" with respect to such Service in Schedule 1 ends.

        1.13 "Surviving Provisions" means Articles 1, 7, 10 and 12, and Sections 2.5, 2.8, 8.2, 11.5, 11.6, 11.7, 11.8 - 11.11, 13.1, 13.3, 13.4, 13.5 and 13.6.

        1.14 "Termination Date" means the latest Service Termination Date with respect to any Service provided hereunder.

        1.15 "Third Party" means any Person that is not a Party or an Affiliate of a Party.

        1.16 "TSA Execution Fee" means a fee of five million Dollars ($5,000,000) payable on the Effective Date, or on such later date as may be provided pursuant to Section 4.3.2, to defray the cost of segregating the Company's data to a separate SAP ERP environment hosted by TDCC, to setup TDCC's systems to enable the Company to operate within the separate SAP ERP environment for an extended period during the term of this Agreement, and to support business operations and financial and accounting management on those systems during the term of this Agreement.

Article 2:
SERVICES

        2.1   Subject to the Company paying the Service Fees, TDCC will render, or cause to be rendered, Services to the Company upon the terms and conditions set out in this Agreement. The Company shall (i) use all such Services in substantially the same manner and for the same purposes as such Services were used by TDCC and its Affiliates immediately prior to the Effective Date (and for no other purpose) and (ii) endeavor in good faith to cease using such Services as soon as possible following the Effective Date but in any event no later than the termination date for any particular Service as set forth in Article 3.

        2.2   The Company agrees that TDCC may request any of its Affiliates to provide or assist in the provision of Services to the Company and to render ancillary administrative and support services to assist TDCC in performing its obligations hereunder; provided, however, that TDCC will remain responsible for performance of all Services provided hereunder.

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        2.3   TDCC may employ or cause to be employed Third Party contractors as it considers appropriate in its judgment to perform, or assist in the performance of, Services under this Agreement. TDCC shall remain responsible to the Company for the performance of all Services so contracted or performed; provided, however, that neither TDCC nor its Affiliates shall be liable for any interruption, disruption or downtime in the Services caused by acts or omissions of a Third Party contractor, unless such acts or omissions arose from the gross negligence or willful misconduct of such Third Party contractors, or any other Person other than TDCC or its Affiliates.

        2.4   At its sole cost, the Company shall provide (except as prohibited by applicable Law or contractual obligation of confidentiality) the information to TDCC that, in the opinion of the Company or TDCC, TDCC reasonably requires in order to perform fully its duties under this Agreement.

        2.5   In performing the Services hereunder, TDCC and the Company acknowledge and agree that TDCC, its Affiliates and their respective Representatives shall be considered independent contractors with respect to the Company. Nothing in this Agreement shall be construed to create the relationship of partnership, principal and agent, joint venturers, or fiduciary and beneficiary between or among the Parties. Additionally, TDCC shall have the exclusive authority and responsibility to select the means, manner and method of performing the Services described in Schedule 1.

        2.6   TDCC and its Affiliates and Third Party contractors (if any) that deliver Services to the Company pursuant to this Agreement shall be entitled to reasonable access to the applicable facilities and personnel of the Company upon advance request and as reasonably necessary to perform TDCC's obligations hereunder, and such persons shall enter said facilities subject to, and comply with, the Company's standard rules for safety and security, and such other reasonable rules or conditions the Company may impose, for its facilities. The Company shall take reasonable measures to ensure the safety of the employees or contractors of TDCC, its Affiliates or any Third Party contractors who visit the premises of the Company.

        2.7   Where the consent of a Third Party is required for the provision of the Services, TDCC shall use commercially reasonable efforts at the Company's sole cost to procure the consent, but shall not be in breach of this Agreement if a Third Party refuses to provide such consent.

        To the extent a TDCC responsibility in any of the Services relies upon input, instructions or policies from the Company, TDCC will comply with reasonable input, instructions or policies of the Company, provided that until the Company provides such input, instructions or policies, TDCC may, at its option, either be excused from performing the Services, or perform the Services in accordance with its own applicable practices as of the date the Services are to be delivered.

        2.8    Software Ownership Rights.

          2.8.1.  The Company acknowledges and agrees that: (i) nothing in this Agreement (including the provision of Services hereunder) shall be construed as transferring any ownership interest in any software of any Third Party or any licenses thereto ("Third Party Software", and any such Third Party referred to as a "Third Party Provider"), or any proprietary software of TDCC or its Affiliates used in connection with the provision of the Services ("TDCC Proprietary Software"); (ii) it shall not obtain or claim any right, title or ownership interest in the Third Party Software or TDCC Proprietary Software, or any portion thereof or any Intellectual Property rights therein; and (iii) except for the rights granted to the Company hereunder, TDCC and its Affiliates (or the Third Party Providers, as applicable) shall retain all right, title and interest, including the Intellectual Property rights, in and to all portions of the Third Party Software and TDCC Proprietary Software, any derivative works, and any copies thereof.

          2.8.2.  The Company acknowledges and agrees that it shall not make any copies and shall have no right to receive copies of any Third Party Software or TDCC Proprietary Software except as transferred and permitted pursuant to the Purchase Agreement. The Company may not recompile,

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  decompile, disassemble, reverse engineer, or make or distribute any other form of, or any derivative work from, TDCC's or its Affiliates' hardware or software. Upon termination of this Agreement or termination of any Service as provided under this Agreement, the Company shall deliver to TDCC all Third Party Software, all TDCC Proprietary Software, and any copies of any of the foregoing in the possession or control of the Company or any of its Affiliates, as the case may be. Where TDCC has given the Company access to Intellectual Property in connection with the Services and for a period of seven (7) years after expiration or termination of this Agreement, the Company will provide to TDCC or, at TDCC's request, to the Third Party licensors of such Intellectual Property or independent auditors, access at reasonable hours to the Company's personnel, the Company's facilities, the Company's records and other pertinent information, as TDCC or such Third Party licensor or independent auditors may reasonably request, to verify the Company's compliance with this Section 2.8. Except as otherwise provided under the Purchase Agreement, any hardware or other physical assets acquired by TDCC or its Affiliates during the term of this Agreement in order to provide the Services shall be owned and retained by TDCC or such Affiliates, unless the Company specifically paid or reimbursed TDCC or its Affiliates for any such hardware or other physical assets, in which case, TDCC or its Affiliate, as applicable, shall transfer to the Company, without charge, such hardware or physical assets upon the termination of this Agreement.

        2.9   To the extent applicable in receiving the Services, the Company will, and will cause its personnel and the personnel of its Affiliates to, comply with TDCC's Information Protection Security Policy and Terms of Use as outlined in Schedule 2.

Article 3:
DURATION OF SERVICES

        This Agreement shall commence on the Effective Date and shall terminate on the Termination Date, unless terminated earlier pursuant to Article 11.

Article 4:
COMPENSATION

        4.1    Service Fees

          4.1.1.  Commencing as of the Effective Date, the Service Fees for the Services provided by TDCC shall be as set forth in Schedule 1 and may be increased as indicated in Sections 4.1.3 and Schedule 1. Any monthly Service Fees for Services commenced or terminated in accordance with this Agreement before the last day of a month shall be prorated based on the number of days remaining in such month.

          4.1.2.  Service Fees shall be invoiced to and paid in United States dollars, except to the extent another currency is specified in a Companion Agreement for payments due under that Companion Agreement.

          4.1.3.  If any Third Party costs associated with the provision of Services increase (including any new or additional Third Party costs), TDCC shall be entitled, upon at least ten (10) days' prior written notice to the Company, to increase the Service Fees by a proportionate and nondiscriminatory amount to reflect such increase.

        4.2    Companion Agreements

          4.2.1.  The Parties shall enter into, and/or cause any Affiliate of the Company receiving Services outside of the United States (each, a "Service Recipient") and the TDCC Affiliate providing Services in the applicable country to enter into, as applicable, one or more Companion Agreements for the purpose of facilitating local billing of the Service Fees set forth in Schedule 1.

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  Unless and to the extent an individual Companion Agreement expressly provides otherwise, each Companion Agreement shall incorporate by reference the terms and conditions of this Agreement and shall not be construed as altering or superseding the rights and obligations of the Parties under this Agreement.

          4.2.2.  The Company shall be fully responsible and liable for all obligations of the individual Service Recipients, and TDCC shall be fully responsible and liable for all obligations of itself or any of TDCC's Affiliates, in each case to the same extent as if such failure to perform or comply was committed by the Company (in the case of the Service Recipients) or by TDCC (in the case of TDCC's Affiliates).

          4.2.3.  The Company shall have the right to enforce this Agreement (including the terms of all Companion Agreements) on behalf of each Service Recipient that has entered into a Companion Agreement, and to assert all rights and exercise and receive the benefits of all remedies (including damages) of each Service Recipient, to the same extent as if the Company were such Service Recipient, subject to the limitations of liability applicable under this Agreement. TDCC shall have the right to enforce this Agreement (including the terms of all Companion Agreements) on behalf of each TDCC Affiliate that enters into a Companion Agreement, and to assert all rights and exercise and receive the benefits of all remedies (including Damages) of each Affiliate hereunder, to the same extent as if TDCC were such Affiliate, subject to the limitations of liability applicable under this Agreement.

        4.3    TSA Execution Fee.

          4.3.1.  Subject to Section 4.3.2, the Company shall pay to TDCC the TSA Execution Fee in immediately available funds on the Effective Date.

          4.3.2.  If and to the extent Section 2.3(a) and Schedule 2.3 of the Purchase Agreement requires a deferral of the TSA Execution Fee, TDCC and the Company agree that, notwithstanding Section 4.3.1 to the contrary, the portion of the TSA Execution Fee contemplated to be deferred pursuant to Section 2.3(a) and Schedule 2.3 of the Purchase Agreement shall not be payable on the Effective Date but instead shall be paid by the Company to TDCC on December 31, 2015. The remaining portion of the TSA Execution Fee not so deferred shall be paid to TDCC as provided in Section 4.3.1 on the Effective Date.

Article 5:
TAXES

        5.1   All legally required sales tax, VAT or other similar taxes will be added to invoices submitted by TDCC to the Company, as well as TDCC's or, where applicable, TDCC's Affiliates' or Third Party contractor's reasonable out-of-pocket fees and expenses related to the performance of the Services.

        5.2   If the Company is required by any applicable Law to deduct taxes from or in respect of any sum payable to TDCC hereunder, the Service Fees invoiced to the Company shall be increased as may be necessary so that, after making all such required deductions, TDCC receives an amount equal to the sum that would have been received had no such deductions been required.

Article 6:
INVOICING

        6.1   TDCC will aggregate and invoice in a single invoice each month all of its Service Fees that are to be paid by the Company for such month. With each invoice, TDCC will provide reasonable supporting documentation with respect to the Service Fees included thereon, provided, however, that TDCC will not be required to divulge any Third Party pricing or other confidential information.

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        6.2   TDCC's Service Fees will be invoiced monthly, in arrears, and the Company shall pay all invoices within thirty (30) days of the date of such invoice. Payments past due shall bear interest calculated on a per annum basis from but not including the date on which payment was due through and including the date of payment at a fluctuating interest rate equal at all times to the prime rate of interest announced publicly from time to time by Citibank, N.A., plus three percent (3%), but in no case higher than the maximum rate permitted by applicable Law.

        6.3   The Company shall not be entitled to set off or reduce payments of the Service Fees by any amounts which it claims are owed to it by TDCC under this Agreement, the Purchase Agreement or any Related Agreement.

Article 7:
CONFIDENTIALITY

        7.1   During the term of this Agreement and for a period of five (5) years after the expiration or termination hereof (or for any longer period as may be required by applicable Law or the terms of service of any Third Party contractor), each Party shall keep confidential any business or technical information provided to it by, or obtained from, the other Party (including oral disclosures that are subsequently confirmed in writing) and identified by the disclosing Party with the appropriate mark, stamp or legend as "Confidential" or "Proprietary" to such disclosing Party.

        7.2   Except with respect to information or materials that are subject to restriction under privacy Laws or other Laws, no Party shall have any confidentiality restriction hereunder regarding any information or materials that:

          7.2.1.  at the time of disclosure are in the public domain or that, after disclosure, enter the public domain except as a result of a breach of this Agreement or any other obligation of confidentiality;

          7.2.2.  was in the possession of the receiving Party on a non-confidential basis prior to receipt of the same from the disclosing Party or its Affiliates;

          7.2.3.  are provided to such Party by a Third Party, except where the Third Party is subject to an obligation to maintain such information and materials in confidence;

          7.2.4.  are independently developed for such Party or its Affiliates by the employees or contractors of such Party or its Affiliates who do not have access to the other Party's confidential information; or

          7.2.5.  the receiving Party is legally required to disclose to Governmental Authorities under applicable Law; provided, however, that all reasonable steps are taken to restrict further disclosure by such Governmental Authorities and the affected information so disclosed is not otherwise removed from the secrecy obligation.

        7.3   The receiving Party, at the disclosing Party's request, shall return all documentation and other materials furnished to it incorporating any of the disclosing Party's proprietary or confidential information and shall destroy any documentation and other materials the receiving Party may have created incorporating any such proprietary or confidential information.

        7.4   If the receiving Party is required by Law or Governmental Authority to disclose proprietary or confidential information, the receiving Party will use its best efforts to promptly notify the disclosing Party prior to such disclosure to enable the disclosing Party to seek a protective order at the disclosing Party's sole expense. If the disclosing Party does not obtain such protective order, the receiving Party will request confidential treatment of proprietary or confidential information so disclosed.

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 Article 8:
STANDARD OF SERVICES; WARRANTIES; COMPLIANCE WITH LAW

        8.1   TDCC warrants that it shall use substantially the same level of care in providing the Services as it does for itself and in no event less than a reasonable level of care. TDCC may change operational aspects of the Services or the way in which they are provided, or substitute them with other services so long as such changes are made in a nondiscriminatory manner and the Services are provided or procured to substantially the same level of care as its uses for itself. If changes or substitutions are made, TDCC shall use commercially reasonable efforts so that:

          8.1.1.  the Services are not disrupted; and

          8.1.2.  the change or substitution does not result in an increase in the Service Fees, unless the Company has agreed to the increase in advance.

        8.2   The Company warrants that it will use, and cause its Affiliates approved to receive Services to use, the Services in accordance with all applicable Laws, including U.S. Laws and regulations governing the export, re-export, transfer or release of technical data to certain entities or destinations.

        8.3   TDCC shall be under no obligation to materially alter or modify its operations, procedures, method of doing business, reporting mechanisms or information technology systems in connection with rendering any Service or causing any Service to be rendered hereunder.

        8.4   EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 8, NONE OF TDCC, ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES MAKE OR HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SERVICES, INCLUDING WITH RESPECT TO (A) MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE, (B) THE USE OF THE SERVICE BY COMPANY OR ANY OF ITS AFFILIATES AFTER THE RECEIPT THEREOF, OR (C) THE PROBABLE SUCCESS OR PROFITABILITY OF THE COMPANY'S BUSINESS AFTER THE RECEIPT OF THE SERVICES.

        8.5   If the Company notifies TDCC in writing of any Services that do not meet the standards in Section 8.1 ("Substandard Services") no later than thirty (30) days after the Substandard Services were delivered, TDCC shall either correctly re-perform any Substandard Services without further cost to the Company or refund any amounts that the Company paid for such Services, at the discretion of TDCC. Except in the case of gross negligence or willful misconduct of TDCC, the corrective re-performance of Substandard Services or refund in accordance with this Section 8.5 shall be the sole and exclusive remedy of the Company (whether any such claim arises in contract, tort, breach of warranty or any other legal or equitable theory), and the total liability of TDCC for Substandard Services, and the Company waives any other recovery.

Article 9:
FORCE MAJEURE

        9.1   If a Force Majeure Event is claimed by TDCC, TDCC shall orally notify the Company as soon as reasonably practicable after the occurrence of such Force Majeure Event.

        9.2   TDCC will not be liable for any nonperformance or delay in performance of the terms of this Agreement when such nonperformance or delay is due to a Force Majeure Event.

        9.3   Upon the occurrence of a Force Majeure Event, the same will, so far as possible, be remedied as expeditiously as possible using commercially reasonable efforts. It is understood and agreed that nothing in this Section 9.3 shall require the settlement of strikes, lockouts or industrial disputes or disturbances by acceding to the demands of any opposing party therein when such course is inadvisable in the discretion of TDCC.

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 Article 10:
LIABILITY AND INDEMNITY

        10.1   Subject to the applicable limitations set forth in this Article 10, and except as expressly provided in Section 10.2, the Company shall indemnify, defend, and hold TDCC, TDCC's Affiliates, and Third Party contractors providing the Services, together with each of their respective directors, officers and employees, harmless from and against any and all Losses based upon or related to the Services performed for the Company hereunder, even if such Losses were the result of the negligence or strict liability of TDCC, any Affiliate of TDCC or any Third Party contractor providing the Services or any of their respective directors, officers, employees, contractors or agents.

        10.2   Subject to the applicable limitations set forth in this Article 10, TDCC shall indemnify, defend, and hold the Company, its directors, officers and employees, harmless from and against any and all Losses based upon or related to the Services performed for the Company hereunder to the extent that any such Losses were caused by the gross negligence or willful misconduct of TDCC.

        10.3   In no event shall TDCC, TDCC's Affiliates or Third Party contractors providing the Services be liable to the Company or the Company's Affiliates for indirect, incidental, consequential (including lost profits) or punitive damages; provided, however, that this limitation shall not apply to any indirect, incidental, consequential (including lost profits) or punitive damages asserted or awarded to any Third Party for which TDCC would otherwise be responsible under Section 10.2.

        10.4   Any cause of action that either Party may have against the other Party, such other Party's Affiliates, or its or their Third Party contractors (if any) providing the Services that may arise under or in connection with the Services or this Agreement must be commenced within two (2) years after the cause of action has accrued, or shall be deemed to have been waived and withdrawn.

        10.5   Notwithstanding anything else herein to the contrary, the maximum aggregate liability of TDCC, Affiliates of TDCC and Third Party contractors providing the Services to the Company under or in connection with this Agreement shall not exceed and shall be limited to the amount of the Service Fees actually received by TDCC from the Company for the Service with respect to which the claim is made during the six (6) months preceding the last act or omission giving rise to such damages or, in the event such last act or omission occurs during the first six (6) months following the Effective Date, an amount equal to six (6) times the Service Fees paid in the month preceding such last act or omission for the Service with respect to which the claim is made. TDCC may, in its sole discretion, replace any Services to which any indemnified damages are attributable in mitigation of such damages.

        10.6   Except for any claims seeking equitable relief in connection with the failure of any Party to perform its covenants or agreements hereunder, the Parties, for themselves and their respective Affiliates, agree that the provisions of this Article 10 shall be the exclusive remedies of the Parties (and their respective Affiliates) with respect to the subject matter of this Agreement and the Parties (and their respective Affiliates) shall not be entitled to any further indemnification, contribution, recovery or other rights or claims of any nature whatsoever in respect thereof (whether under this Agreement or under any common law theory or any statute or other Law or otherwise), all of which the Parties hereby waive.

        10.7   The Company agrees that any and all claims, disputes or demands that the Company or any Affiliate of the Company may have that is in any way related to the provision of the Services (whether the Service(s) in question was provided by TDCC, an Affiliate of TDCC or a Third Party contractor of TDCC) shall only be asserted against TDCC (and not against an Affiliate or Third Party contractor of TDCC) under and pursuant to the terms of this Agreement.

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Article 11:
TERMINATION

        11.1   The Company may terminate this Agreement (in whole) at any time upon at least ninety (90) days' prior written notice to TDCC. The Company may also terminate less than all of the Services subject to Section 11.2, subject to the written notice periods set forth therein.

        11.2    Termination of Highly Integrated Services.     If the Company wishes to terminate any Service designated in Schedule 1 as "Highly Integrated" without also terminating all of the other Services under this Agreement, the Company shall request that TDCC evaluate the cost and operational impact of terminating such Highly Integrated Services using the and other subject matter experts for the affected Services. Such evaluation shall take into account, as applicable, the scope of integrated service dependencies, interfaces necessary to continue to provide ongoing Services, the data elements necessary for the Company to bid replacement services, and the recommendations for components of Disengagement Services necessary to accomplish the migration of the relevant services to the Company or a third party. The Parties shall work together in good faith to find a mutually acceptable approach for the termination of such Highly Integrated Services. If the Parties agree on an approach for terminating such Highly Integrated Services, such Highly Integrated Services shall be terminated in accordance with such approach. TDCC will notify the Company if the Company selects an approach for removing Highly Integrated Services that would have an adverse impact on TDCC's costs to provide and/or its ability to perform the remaining Services (it being understood that the evaluation of such impact on TDCC's costs shall only consider the resulting costs of providing remaining Services post termination of the requested Highly Integrated Services and shall not include any impact on TDCC's costs with respect to maintaining or providing such terminated Service for or to any other party). The Company may then either choose to proceed with its approach or withdraw its request. If the Company elects to proceed with its proposed approach for removing the Highly Integrated Services, (1) the Company shall be responsible for any resulting increase in the Service Fees associated with the additional costs incurred by TDCC (as determined in accordance with the Price Adjustment Process in Schedule 1-D); (2) TDCC shall have the right to terminate any remaining Services that cannot be practicably provided as a result of the removal of the Highly Integrated Services. The Parties shall document the approach and any resulting impact on the remaining Services and Service Fees in writing prior to proceeding with the removal of the Highly Integrated Services.

          11.2.1.  Services Other Than Highly Integrated Services.    If the Company desires to terminate for convenience any Services that are not Highly Integrated Services, it will provide the amount of notice (i) mutually determined by the Parties' representatives in good faith, taking into account (A) the complexity of the Service(s) to be terminated and (B) any reasonably anticipated Disengagement Services required. If the Parties' representatives are not able to agree on a specific notice period, then it will be thirty (30) days from the date on which notice to terminate is received by TDCC from the Company.

          11.2.2.  In the event of any termination of Services, such termination shall not in any event entitle the Company or any third party to use the TDCC Systems or any Intellectual Property owned or licensed by TDCC or its Affiliates and supplied to the Company under this Agreement for the performance of the terminated Services, nor shall it entitle the Company or require TDCC to disclose any of TDCC's Confidential Information to any third parties

          11.2.3.  Unless otherwise agreed upon by the Parties or required by the terms of this Agreement, the termination of any Services shall be effective as of a calendar month end.

          11.2.4.  The Price Adjustment Process in Schedule 1-D shall apply in the event of a termination of any Services (among other Price Adjustment Events).

        11.3    TDCC may terminate this Agreement or suspend performance of its obligations hereunder in the event the Company (i) fails to pay any invoice sent to the Company pursuant to Article 6 within thirty (30) days of the invoice date or (ii) materially breaches this Agreement (other than as described in clause (i) above) and fails to cure such breach within fifteen (15) days after TDCC sends the Company written notice of such breach.

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        11.4    The Parties may mutually agree in writing to terminate this Agreement or any portion thereof at any time.

        11.5    Either Party may terminate this Agreement, upon written notice having immediate effect, in the event that the other Party (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any proceedings (not dismissed within sixty (60) days) related to its liquidation, insolvency or the appointment of a receiver or similar officer, (iii) makes an assignment for the benefit of all or substantially all of its creditors, (iv) takes any corporate action for its winding-up, dissolution or administration or (v) enters into an agreement for the extension or readjustment of substantially all of its obligations or if it suffers any foreign equivalent of the foregoing.

        11.6    Except as provided in Section 11.9 and subject to any rights or obligations which have accrued prior to termination, neither Party shall have any further obligations to the other Party in respect of the part or parts of this Agreement that have been terminated.

        11.7    Commencing (i) upon expiration of the term of this Agreement, (ii) upon receiving the Company's notice of termination, or (iii) upon TDCC's notice of termination pursuant to this Section 11 of the Agreement, and continuing for a period not to exceed ninety (90) days (or, if less, the remaining term of this Agreement) after the applicable commencement date, TDCC will provide Disengagement Services reasonably requested by the Company, subject to the Parties' mutual agreement on the price of such Disengagement Services; provided that if this Agreement is terminated by TDCC pursuant to this clause (i) of Section 11.3 due to the Company's failure to make payment when due, TDCC's obligation to provide Disengagement Services shall be conditioned upon the Company paying all past-due amounts and paying monthly in advance for all further Services including Disengagement Services. The Disengagement Services shall be agreed to in writing by the Parties. The Company will remain responsible for the Service Fees for ongoing Services during the period of disengagement, which shall be the same as the Service Fees for the ongoing Services otherwise provided for in this Agreement.

        11.8    Upon termination of this Agreement, each Party shall return or deliver to the other Party all proprietary or confidential information received from the other Party and shall take all reasonable measures to expunge such information from any computer, word processor or other device containing such information; provided, however, that (i) a Party shall not be required to expunge electronic material in backup or archive storage where to do so would be commercially impracticable and the material is unavailable to general users or if the material is only retrievable using forensic computer recovery techniques, which electronic material (if any) shall remain subject to such Party's obligations under this Agreement and (ii) TDCC shall not be required to return, deliver or delete data or information that is commingled with data or information of TDCC, that pertains to time periods prior to the Effective Date, or that is stored by TDCC other than in electronic form; provided, however, that any confidential information of the Company that is retained by TDCC shall be continue to be subject to the obligations of Article 7.

        11.9    Upon the earlier to occur of (x) the Termination Date or (y) the applicable Service Termination Date of the Services to which such equipment or other assets relate, the Company shall, at its sole cost and expense, promptly return or deliver to TDCC or its designated Affiliate any equipment or other assets owned by or leased to TDCC, its Affiliates or any Third Party contractor that are in the possession of the Company in connection with the provision of such Services.

        11.10    Upon termination of this Agreement, the Company shall immediately pay all amounts accrued for Services and work performed prior to the applicable Service Termination Date that have not already been paid.

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        11.11    The Surviving Provisions, together with any other clause reasonably intended to survive termination, shall survive termination of this Agreement or a Service.

 Article 12:
NOTICES

        Any notice, request, instruction or other document to be given hereunder by a Party shall be in writing and shall be deemed to have been given (i) when received if given in person or by courier or a courier service or (ii) on the date of transmission if sent by facsimile transmission (receipt confirmed) or electronic mail (read receipt requested, with confirmation not to be unreasonably withheld or delayed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day:

If to TDCC:
The Dow Chemical Company East End Building 715 E. Main St. Midland, Michigan 48674
Attention:	Dow Services Business, Business Development Manager, M&A
Facsimile:	(989) 633-4122
with a copy to:
The Dow Chemical Company 2030 Dow Center Midland, Michigan 48674
Attention:	Business Services Legal Group
Facsimile:	(989) 636-7594
If to the Company:
Boulevard Acquisition Corp. 399 Park Avenue, 6th Floor New York, NY 10022
Attention:	Stephen S. Trevor
Facsimile:	(212) 878-3545
with a copy to
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
Attention:	Alan I. Annex
Facsimile:	(212) 801-6400

or to such other individual or address as a Party may designate for itself by written notice given as herein provided.

Article 13:
MISCELLANEOUS

        13.1    Entire Agreement

        Subject to the applicable provisions of the Purchase Agreement, this Agreement, together with the Schedules attached hereto, sets forth the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby and thereby and supersedes and replaces any and all

11

prior agreements, arrangements and understandings, written or oral, between the Parties relating to the subject matter hereof. Neither Party, with respect to the subject matter hereof, will be liable or bound to the other Party in any manner by any warranties, representations or covenants, other than those set forth in this Agreement.

        13.2    Interpretation and Rules of Construction

        The headings preceding the text of Articles and Sections included in this Agreement and the headings to Schedules attached hereto are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" herein shall in all cases mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, clauses or Schedules shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Schedule to, this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

        13.3    Severability

        If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

        13.4    Amendment and Waiver

        This Agreement may be amended, modified or supplemented only by an instrument in writing signed by both Parties. Except as otherwise expressly provided herein, the failure of a Party at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless it is in a writing signed by such Party, and no waiver in any one (1) or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        13.5    Assignment; Third Party Beneficiaries

          13.5.1.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that no assignment of this Agreement or any rights or obligations hereunder, by operation of law or otherwise, may be made by either Party without the written consent of the other Party, other than to an Affiliate of TDCC. TDCC may assign this Agreement to any Affiliate upon thirty (30) days' prior written notice to the Company. Any purported assignment in violation of this Agreement shall be null and void ab initio.

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          13.5.2.  Except for Article 10, this Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns and, to the extent provided herein, their respective Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        13.6    Governing Law; Jurisdiction; Waiver of Jury Trial

          13.6.1.  This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          13.6.2.  Each Party hereby: (i) agrees that any Proceeding in connection with or relating to this Agreement or any matters contemplated hereby, shall be brought exclusively in the Delaware Court of Chancery (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court located in the City of Wilmington, Delaware); (ii) consents and submits to personal jurisdiction in connection with any such Proceeding in any such court described in clause (i) of this Section 13.6.2 and to service of process upon it in accordance with the rules and statutes governing service of process; (iii) waives to the full extent permitted by Law any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that any such Proceeding was brought in an inconvenient forum; (iv) designates, appoints and directs CT Corporation System as its authorized agent to receive on its behalf service of process and documents in any Proceeding in such courts; (v) agrees to notify the other Party to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly designate another agent in the State of Delaware to serve in place of such agent and deliver to the other Party written evidence of such substitute agent's acceptance of such designation; (vi) agrees as an alternative method of service to service of process in any such Proceeding by mailing of copies thereof to such Party at its address set forth in Article 12; (vii) agrees that any service made as provided herein shall be effective and binding service in every respect; and (viii) agrees that nothing herein shall affect the rights of either Party to effect service of process in any other manner permitted by Law. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY SCHEDULES ATTACHED HERETO OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

        13.7    Language of Agreement

        All correspondence and written communications among and between the Parties with respect to Services shall be in the English language. TDCC and the Company agree that the language used in this Agreement is the language chosen by the Parties to express their mutual intent, and that no rule of strict construction is to be applied against TDCC or the Company. Each of TDCC and the Company and their respective counsel have reviewed and negotiated the terms of this Agreement.

        13.8    Counterparts

        This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

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        IN WITNESS WHEREOF this Agreement has been duly executed as of the day and year first written above.

THE DOW CHEMICAL COMPANY		AGROFRESH INC.
By:		By:
	Name:		Name:
	Title:		Title:

Exhibit G

Form of

EMPLOYEE SECONDING AGREEMENT

        This EMPLOYEE SECONDING AGREEMENT is made and effective as of the Closing Date, by and between:

          (1)   THE DOW CHEMICAL COMPANY, a corporation duly organized and existing under the laws of the State of Delaware, United States of America ("Dow"); and

          (2)   BOULEVARD ACQUISITION CORP., a corporation duly organized and existing under the laws of the State of Delaware, United States of America (the "Host Company"),

each of Dow and the Host Company are a "Party" and together are the "Parties", which expression shall include permitted successors and assigns.

W I T N E S S E T H:

        WHEREAS, the Parties have entered into that certain Stock Purchase Agreement, dated as of April 30, 2015, by and between Dow and Boulevard Acquisition Corp. (the "Purchase Agreement"); and

        WHEREAS, under Article VI of the Purchase Agreement, the Host Company shall provide written offers of employment, or written notices of continued employment, to certain employees of Dow and its Affiliates, to be effective as of the Closing Date, and, in accordance with the provisions set forth in Article VI of the Purchase Agreement, those employees of Dow and its Affiliates who accept the Host Company's offer of employment (and do not resign or otherwise terminate employment with Dow before the Closing Date) are referred to in the Purchase Agreement as Transferred Employees; and

        WHEREAS, the Parties intend that, for a period following the Closing Date, the Seconded Employees shall participate in Secondments to the Host Company, during which such Seconded Employees shall continue to be employed by Dow but be assigned to a position within the Host Company; and

        WHEREAS, the Parties intend that, following the conclusion of their respective Secondments, the Seconded Employees shall become Transferred Employees; and

        WHEREAS, the Parties desire that, (1) the rights, duties, and obligations with respect to the Seconded Employees during the Secondments shall be allocated between the Parties as much as is reasonably practicable as though the Seconded Employees became Transferred Employees as of the Closing Date (other than the Seconded Employees' participation in benefit plans sponsored by Dow and its Affiliates following the Closing Date), (2) the Seconded Employees shall become, subject to the terms of the Purchase Agreement, Transferred Employees at the conclusion of their respective Secondments, and (3) following the conclusion of their Secondments, the treatment of the Seconded Employees shall be governed by the terms of the Purchase Agreement as though they had become Transferred Employees upon the Closing Date; and

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the Parties, the Parties hereby agree as follows:

        1.    DEFINITIONS

    "Affiliate" shall have the meaning set forth in the Purchase Agreement.

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    "Agreement" means this Employee Seconding Agreement, and any exhibits, attachments, or schedules hereto, as the same may be amended from time to time in accordance with their terms.

    "Closing" shall have the meaning set forth in the Purchase Agreement.

    "Closing Date" shall have the meaning set forth in the Purchase Agreement.

    "Disclosing Party" shall have the meaning set forth in Section 8.

    "Dow" shall have the meaning set forth in the Preamble.

    "Employment Costs" means those costs listed in Exhibit B attached to and made a part of this Agreement.

    "Estimated Secondment Termination Date" means, with respect to an individual Seconded Employee, the date set forth as the Estimated Secondment Termination Date for the Seconded Employee in Exhibit A.

    "Force Majeure" means labor trouble (whether or not beyond the reasonable control of the affected Party) and other circumstances reasonably beyond the control of the affected Party, including, without limitation, acts of God, fire, flood, war, accident, explosion, breakdowns, or embargoes or other import or export restrictions, shortage of or inability to obtain energy, equipment, transportation, products, or good faith compliance with applicable law, or any request (whether ultimately valid or invalid) made by any Governmental Authority.

    "Governmental Authority" shall have the meaning set forth in the Purchase Agreement.

    "Host Company" shall have the meaning set forth in the Preamble.

    "Party" shall have the meaning set forth in the Preamble.

    "Purchase Agreement" shall have the meaning set forth in the Recitals.

    "Receiving Party" shall have the meaning set forth in Section 8.

    "Seconded Employee" means those individuals listed in Exhibit A attached to and made a part of this Agreement.

    "Secondment" means the assignment of the Seconded Employees to a position within the Host Company beginning on the Closing Date and ending on the Secondment Termination Date.

    "Secondment Termination Date" means, with respect to an individual Seconded Employee, the earliest to occur of (a) the date that the employment of the Seconded Employee with Dow is terminated by Dow for any reason including, but not limited to, a termination following notice from the Host Company that the Seconded Employee should be terminated for cause or for failure to meet performance expectations, (b) the date set forth in Exhibit A as the individual Seconded Employee's Estimated Secondment Termination Date, or (c) the date that is otherwise mutually agreed upon between the Parties.

    "TDCC Benefit Plan" shall have the meaning set forth in the Purchase Agreement.

    "Transferred Employee" shall have the meaning set forth in the Purchase Agreement.

    "Work Product" means any works of authorship, data, documents, information, inventions and discoveries, whether patentable or not, and information-bearing media that are generated, discovered, created, conceived, reduced to practice, or developed by any Seconded Employees during the performance of services for the Host Company, or that are based upon or arise as a result of use of any proprietary information of the Host Company disclosed to any Seconded Employee or the use of any facilities, equipment or supplies provided by the Host Company

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    or the results of services provided by any Seconded Employee to the Host Company, whether discovered solely by the Host Company, solely by any Seconded Employees or jointly by the Host Company and any Seconded Employee, and all intellectual and industrial property rights in any of the foregoing, including without limitation patents, patent applications, trade secrets, trademarks, and copyrights.

        2.    CONVENTION

  2.1.
  Capitalized terms used but not otherwise defined in this Agreement shall have the meaning given to those terms in the Purchase Agreement.

        3.    SECONDMENT OF SECONDED EMPLOYEES TO HOST COMPANY

  3.1.
  Upon the Closing Date and subject to the occurrence of the Closing, Dow shall, or shall cause its applicable Affiliates to, assign the Seconded Employees to the Host Company. The Secondment for each Seconded Employee shall begin on the Closing Date and, subject to Article 10 (Term and Termination), shall continue until the applicable Secondment Termination Date.

  3.2.
  During the Secondments, the Seconded Employees shall:

  (a)
  remain employees of Dow or its Affiliate, as applicable;

  (b)
  occupy positions within the organization of, and conduct business on behalf of, the Host Company;

  (c)
  remain subject to the applicable terms of employment with Dow as Dow shall establish from time to time (including, without limitation, the "at will" employment policy, codes of conduct, and policies concerning confidential and proprietary information);

  (d)
  be subject to the general workplace policies and procedures of the Host Company (including, without limitation, codes of conduct and policies concerning confidential and proprietary information);

  (e)
  be eligible for participation in all Dow benefit plans for which they would have been eligible absent their Secondments;

  (f)
  work under the general direction, supervision, and control of the Host Company;

  (g)
  devote one hundred percent (100%) of their work time each week to the Host Company and be expected to perform their work for the Host Company by engaging in decision-making in the best interest of the Host Company;

  (h)
  be considered agents of the Host Company and not of Dow or any of its Affiliates, and shall have no authority to enter into contracts or otherwise engage in any business transactions on behalf of Dow or its Affiliates; and

  (i)
  be ineligible to participate in any of the Host Company's benefit plans.

  3.3
  Each Seconded Employee shall perform services for the Host Company at the location set forth in Exhibit A with respect to the Seconded Employee, or such other locations as mutually agreed to by the Parties. The normal working hours for the Seconded Employees shall be the normal working hours of the Host Company at the site or location that the Seconded Employees are assigned to by the Host Company. The Host Company shall provide, or shall cause an Affiliate to provide, the Seconded Employees with (a) a suitable workplace that complies with all applicable safety and health standards, statutes, and ordinances, (b) all necessary information, training, and safety equipment with respect to hazardous substances, (c) adequate instruction, assistance, direction, and time to perform the services requested of

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    them during the Secondments, and (d) all appropriate medical emergency response and first-aid medical services for each Seconded Employee while onsite at the Host Company's premises.

  3.4
  The Parties shall comply with all applicable national, provincial, state, and local laws, regulations, and orders, including, but not limited to, national, provincial, state, and local tax, social legislation, civil rights laws, and any other employment-related laws, regulations, and orders affecting, directly or indirectly, the Seconded Employees.

  3.5
  Any discipline of the Seconded Employees under any Host Company policies or practices shall be handled by mutual agreement of Dow and the Host Company.

  3.6
  Assuming the Secondment Termination Date does not occur by reason of the Seconded Employee's termination from employment by Dow or the Seconded Employee's voluntary resignation from employment with Dow prior to the Estimated Secondment Termination Date set forth in Exhibit A, the Host Company shall offer each Seconded Employee a position as a Transferred Employee, in accordance with the Purchase Agreement, to become effective as of the Secondment Termination Date. Provided that the Seconded Employees accept the offers of employment, the Host Company recognizes and agrees that the Seconded Employees shall be entitled to the same treatment as the Transferred Employees, as set forth in the Purchase Agreement, beginning on the Secondment Termination Date.

  3.7
  Unless the Seconded Employee is terminated for cause or voluntarily resigns, the Host Company shall reimburse Dow for any severance payment owed by Dow to a Seconded Employee under the terms of a TDCC Benefit Plan by reason of (a) the Host Company's failure to provide the Seconded Employee with a written offer of employment, or notice of continued employment, that satisfies the terms of the Purchase Agreement to commence upon the Secondment Termination Date, or (b) the Host Company's revocation of such an offer of employment, or notice of continued employment, prior to the Secondment Termination Date.

        4.    PAYMENT OF COSTS FOR SECONDED EMPLOYEE SERVICES

  4.1
  The Host Company shall reimburse Dow for all Employment Costs incurred by Dow in connection with each Seconded Employee.

  4.2
  On a monthly basis, Dow (or its Affiliate) shall invoice the Host Company in respect of the Employment Costs. All amounts will be stated in U.S. dollars unless otherwise agreed upon between the Parties. All invoices shall contain sufficient detail to clearly describe the costs being invoiced.

  4.3
  Payment of any amount due under this Agreement shall be made within thirty (30) days of receipt of the applicable invoice. Payments shall be made in immediately available funds by wire transfer into the bank account specified in the invoice or otherwise communicated by Dow (or its Affiliate) on or before the due date for such payment. If any payment due under this Agreement remains unpaid after its due date, Dow (or its Affiliate, as applicable) shall be entitled to receive interest on the unpaid amount accruing from (but excluding) the relevant due date up to (and including) the date of actual payment in full at a rate equal to LIBOR (as quoted on the due date) plus one percent (1%). Such interest shall accrue from day to day on the basis of a 365-day year.

        5.    DISCLAIMER BY DOW

  5.1.
  There are no representations or warranties made by Dow or any of its Affiliates hereunder, express or implied, at law or in equity, with respect to the subject matter hereof. By way of example and not by way of limitation, neither Dow nor any of its Affiliates warrants the quality or competence of any of the Seconded Employees, or that the Secondments will

4

    permit the Host Company to achieve any specific or general results, nor does Dow or any of its Affiliates, except as provided in Article 6 (Indemnities) hereof, accept any obligation or liability whatsoever for the acts, omissions, or other performance of the Seconded Employees during the Secondments. In no event shall Dow or any of its Affiliates have any liability hereunder due to the refusal of a Seconded Employee at any time to participate in a Secondment. In no event shall Dow or any of its Affiliates be liable for special, indirect, incidental, consequential, or punitive damages.

        6.    INDEMNITIES

  6.1.
  The Host Company shall defend, indemnify, and hold harmless Dow, its Affiliates, and their officers, directors, employees, and agents, from, against, and in respect to any and all costs, lawsuits, proceedings, demands, assessments, penalties, fines, administrative orders, claims, losses, expenses, liabilities, obligations, and damages (including reasonable attorneys' fees, costs, and expenses incidental thereto) that in any way accrue and arise out of, result from, or relate to (a) the acts, omissions, or other performance of services by the Seconded Employees during the Secondments, (b) any negligent or intentional act or omission on the part of the Host Company, its Affiliates, or their respective officers, employees (including, without limitation, the Seconded Employees during the Secondments), or agents, or (c) the Host Company's, or its Affiliates', failure to comply with all applicable laws, regulations, or orders with respect to the Seconded Employees, except as set forth in Section 6.2 below.

  6.2.
  Dow shall defend, indemnify, and hold harmless the Host Company, its Affiliates, and their officers, directors, employees, and agents, from, against, and in respect to any and all costs, lawsuits, proceedings, demands, assessments, penalties, fines, administrative orders, claims, losses, expenses, liabilities, obligations, and damages (including reasonable attorneys' fees, costs and expenses incidental thereto) that in any way arise out of, result from, or relate to (a) Dow's failure to comply with all applicable laws, regulations, or orders with respect to the Seconded Employees, including but not limited to payment of compensation and benefits, or (b) any negligent or intentional act or omission on the part of Dow, its Affiliates, or their respective officers, employees (excluding the Seconded Employees during the Secondments), or agents, or (c) any claim, demand, or cause of action that may be brought by any Seconded Employee or his or her heirs for personal injury to, or death of, the Seconded Employee (to the extent covered by Dow's statutorily required workers' compensation and disability coverage or national equivalent thereof applicable to the Seconded Employee), except to the extent such personal injury to, or death of, the Seconded Employee is caused by the negligent or intentional act or omission of the Host Company, its Affiliates, or their respective officers, employees (including, without limitation, the Seconded Employees during the Secondments), or agents.

  6.3.
  The Host Company and Dow agree to (a) notify each other in writing of any asserted claim within ten (10) working days of either discovery of the occurrence upon which the claim may be based or learning of the claim, whichever occurs first, and (b) permit Dow or the Host Company, as the case may be, to defend the claim at the option of the Party against whom the claim is asserted, with counsel acceptable to that Party, which consent shall not be unreasonably refused. No Party may pay or agree to pay any asserted claim under this Agreement without prior written approval from the Party against whom the claim is asserted, which approval shall not be unreasonably withheld; provided, however, that approval on behalf of Dow must be obtained in writing from the Dow Legal Department in Midland, Michigan.

        7.    FORCE MAJEURE

  7.1.
  No Party shall be liable to another Party hereto for its failure or delay in performing its obligations hereunder (other than its obligations to pay money) due to Force Majeure.

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        8.    CONFIDENTIALITY AND NON-USE

  8.1
  Dow and the Host Company each acknowledge that during the term of this Agreement, their employees, including the Seconded Employees, may receive, or otherwise acquire, information that the Party disclosing the information (the "Disclosing Party") considers proprietary and confidential, or that the Disclosing Party is obligated to keep in confidence pursuant to an agreement with a third party. Except as otherwise provided to the contrary in any general confidentiality and non-use agreements between Dow and the Host Company, the Party receiving the disclosure of any the proprietary and confidential information (the "Receiving Party"), and its employees, agree to maintain any and all proprietary and confidential information transmitted to it, or its employees, by the Disclosing Party, or otherwise acquired by it, or its employees, as a result of the performance of services for the Host Company by the Seconded Employees or being present on the Disclosing Party's premises, in strict confidence. The Receiving Party agrees to, and shall cause its employees to, not disclose the information to any third party or use the information on its (or its employees') own behalf, without the prior written consent of the Disclosing Party. All business and technical information received, developed, observed, or otherwise acquired by the Receiving Party or its employees, including the Seconded Employees, as a result of performing services for the Host Company, or being present at the Disclosing Party's premises, is presumed to be confidential. The obligations of confidence and non-use described in this Article 8 shall not apply to any information that (a) was known to the Receiving Party prior to receipt from the Disclosing Party, or as a result of performing services for the Disclosing Party or being present on the Disclosing Party's premises, (b) is or becomes known to the public through no fault of the Receiving Party, (c) the Receiving Party is legally required by statute, subpoena, or other valid court order, to disclose by a Governmental Authority having competent jurisdiction, provided the Receiving Party gives notice to the Disclosing Party as soon as reasonably possible regarding its obligation to disclose the information, (d) corresponds in substance to that furnished to the Receiving Party by others as a matter of right without restriction on disclosure, or (e) corresponds in substance to that independently developed by or for the Receiving Party.

  8.2
  The Host Company may, at its discretion, require the Seconded Employees to execute a confidentiality agreement in the form specified in Exhibit C attached to and made part of this Agreement.

        9.    WORK PRODUCT OWNERSHIP

  9.1.
  All Work Product created by the Seconded Employees shall be owned as between Dow, the Seconded Employees, and the Host Company, solely by the Host Company, either by operation of the "work for hire" doctrine, to the extent it is applicable, or by assignment from Dow or its Affiliate, as applicable. In this regard, Dow hereby assigns to the Host Company, its nominee, successor or assign, all rights, title, and interest in and to the Work Product, including the United States and foreign patents, patent applications, copyrights, trademarks, and any other intellectual property rights created to protect the Work Product. Dow shall also execute, upon request by the Host Company, its nominee, successor, or assign any papers necessary or desirable to register a copyright or patent, or apply for and obtain letters patent from the United States or foreign countries, to maintain, enforce, or defend any copyrights, patents, patent applications, or other legal protection available to protect the Work Product, and to vest complete title to such patents, patent applications, copyrights, and other legal protection in the Host Company, its nominee, successor, or assign, including, but not limited to, any papers relating to interferences, oppositions, invalidations, conflicts, reissues, reexaminations, divisionals, continuations, continuations-in-part, or litigation relating to any Work Product. Neither Dow nor any of its Affiliates shall retain any proprietary interest in the Work Product. Under no circumstances shall the Work Product be conveyed, disclosed,

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    released, or exploited for the benefit of Dow, its Affiliates, or any of their respective employees, or any third party without the prior written consent of the Host Company.

        10.    TERM AND TERMINATION

  10.1.
  The term of this Agreement shall begin on the Closing Date and end on the Secondment Termination Date of the final remaining Seconded Employee.

  10.2.
  Notwithstanding the foregoing Section 10.1, this Agreement shall automatically terminate upon the termination of the Purchase Agreement.

  10.3.
  If this Agreement is terminated, the Parties agree to promptly negotiate in good faith to determine the amount of Employment Costs for which the Host Company has not reimbursed Dow or its Affiliate, as applicable. The Host Company shall pay any amount owed by the Host Company to Dow within fourteen (14) days of the reconciliation as described in this Section 10.3, or within thirty (30) days of the effective date of the termination, whichever is later.

        11.    RELATIONSHIP OF THE PARTIES

  11.1.
  Nothing in this Agreement shall create or be deemed to create a partnership, joint venture, agency, or any other relationship between the Parties or otherwise alter the independent contractor relationship of the Parties. No prior course of dealing between Dow and the Host Company, or any of their respective Affiliates, shall be of any effect to modify, in any respect, any Party's status under this Agreement as an independent contractor.

        12.    MISCELLANEOUS

  12.1.
  Neither Party may assign or otherwise transfer its rights or delegate or otherwise transfer its obligations hereunder without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld. Any attempted assignment or transfer in violation hereof shall be void.

  12.2.
  Any notice or request specifically provided for or permitted to be given under this Agreement must be in writing and may be delivered by hand delivery, mail, courier service, or electronic transmission such as telefax, facsimile, telegram, or electronic mail and shall be deemed effective as of the time of actual delivery thereof to the addressee. For purposes of notice, the address of the Parties shall be as follows:

  If to Dow:

      The Dow Chemical Company
       Attn: Human Resources Legal Group
      2030 Dow Center
      Midland, Michigan 48674
      Facsimile: (989) 638-9793

    If to the Host Company:

      Boulevard Acquisition Corp.

      Attn: Stephen S. Trevor

      399 Park Avenue, 6th Floor
      New York, NY 10022
      Facsimile: (212) 878-3545

    Each Party named above may change its address and that of its representative for notice by giving of notice thereof in the manner hereinabove provided.

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  12.3.
  This Agreement shall constitute a contract for services between Dow and the Host Company. This Agreement does not create any third-party beneficiary rights or rights of enforcement by any other person. Nothing in this Agreement shall be deemed to create any contract, quasi-contract, or any other right to employment or continued employment or to a particular term or condition of employment with Dow, the Host Company, or any of their respective Affiliates. To the extent applicable under applicable Law, the Seconded Employees shall remain subject to Dow's "at will" employment policy. In addition, nothing in this Agreement (a) shall be construed to establish, amend, or modify any benefit or compensation plan, program, agreement, or arrangement of Dow, the Host Company, or any of their respective Affiliates, or (b) shall limit the ability of Dow, the Host Company, or any of their respective Affiliates to amend, modify, or terminate any benefit or compensation plan, program, agreement, or arrangement at any time.

  12.4.
  This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof, supersedes all prior writings and understandings with respect thereto, and may not be modified or amended, except by a writing duly executed by authorized representatives of the respective Parties. No change in, modification of, addition to, or waiver of any of the terms and conditions of this Agreement shall be effected by the acknowledgment or acceptance of requests containing additional or different terms and conditions. No waiver of any of the provisions hereof shall be effective unless in writing and signed by the Party against whom asserted and no waiver made shall bind a Party to a waiver of any succeeding breach of the same or any other provisions hereof.

  12.5.
  Section 12.15 (Applicable Law) of the Purchase Agreement is incorporated herein by reference as if set forth herein and shall apply to the terms and provisions of this Agreement.

  12.6.
  The headings and captions to the paragraphs of this Agreement have been inserted for convenience of reference only and shall not affect or be deemed to affect the construction of this Agreement.

  12.7.
  If any provision of this Agreement is held invalid, the invalidity shall not affect other provisions of this Agreement. To the extent reasonably possible, the Parties agree to promptly negotiate in good faith to cure any invalid provision consistent with the intent and spirit of this Agreement.

  12.8.
  The obligations of Dow and the Host Company described in Article 4 (Payment of Costs for Seconded Employee Services), Article 6 (Indemnities), Article 8 (Confidentiality and Non-Use), and Article 9 (Work Product Ownership) shall survive the expiration or termination of this Agreement.

  12.9.
  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate as of the date first above written.

THE DOW CHEMICAL COMPANY
By:
Name:
Title:
BOULEVARD ACQUISITION CORP.
By:
Name:
Title:

[Signature Page to Employee Seconding Agreement]

Exhibit H

Form of

SUBLEASE

        This Sublease ("Sublease") is made and dated as of                    ,                         , 2015, by the Landlord and the Tenant named below.

ARTICLE I BASIC SUBLEASE TERMS

        For the purposes of this Sublease, the following definitions and terms shall apply:

        1.1    Landlord:    The Dow Chemical Company, a Delaware corporation.

        1.2    Tenant:                                        .

        1.3    Subleased Premises:    The space indicated on Exhibit A attached hereto, comprising an aggregate of approximately 8,761 rentable square feet, in the building (the "Building") located at 400 Arcola Rd, Collegeville, PA 19426. The Building and its parking areas and other appurtenances are herein together called the "Property."

        1.4    Sublease Term:    A period of time commencing on                        , 2015 (the "Term Commencement Date") and, unless sooner terminated as herein provided, ending on                        , 2020. The Term Commencement Date shall constitute the commencement of the Sublease Term for all purposes, whether or not Tenant has actually taken possession. If for any reason the Subleased Premises are not ready for occupancy by the Term Commencement Date, Landlord shall not be liable for any claims or damages by reason thereof. If Tenant occupies the Subleased Premises prior to the Term Commencement Date, Tenant shall pay Base Rent and all additional rent and shall comply with all of Tenant's obligations in this Sublease during the early occupancy period (including, without limitation, the provisions requiring Tenant to obtain insurance and to indemnify and exculpate Landlord) and Tenant's occupancy of the Subleased Premises shall be subject to all of the provisions of this Sublease. Early occupancy of the Subleased Premises shall not advance the expiration date of this Sublease. The Sublease Term shall automatically expire or terminate upon the expiration or termination for any reason of the Prime Lease. Landlord shall be under no obligation to exercise any renewal option in the Prime Lease.

        1.5    Rent Commencement Date:    The Rent Commencement Date shall be the earlier of the date Tenant begins occupancy of the Subleased Premises or the Term Commencement Date.

        1.6    Base Rent:    "Base Rent" shall be the amount set forth on Schedule 1.

        1.7    Permitted Use:    As provided in Section 1.8 of the Prime Lease.

        1.8    Prime Lease:    The Lease Agreement dated May 3, 2012, between Wyeth Pharmaceuticals Inc. and Wyeth Holdings Corporation, as landlord ("Prime Landlord"), and Landlord, as tenant, covering premises which include the Subleased Premises.

ARTICLE II GRANTING CLAUSE AND RENT PROVISIONS

        2.1    Grant of Premises.    Landlord hereby leases the Subleased Premises to Tenant during the Sublease Term, subject to the provisions of this Sublease. This Sublease is an entirely net sublease; Landlord shall not be required to provide any service, pay any cost or expense or do any act or thing with regard to the Subleased Premises except as may be specifically stated in this Sublease.

        2.2    Base Rent; Late Payment.    Tenant agrees to pay the Base Rent to Landlord monthly in advance during the term of this Sublease, without demand, offset or reduction. One (1) monthly installment of Base Rent shall be due and payable on the Term Commencement Date for the first

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month's Base Rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Rent Commencement Date during the term of this Sublease, without demand, offset or reduction; provided, if the Rent Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Sublease. Tenant shall pay, as additional rent, all other sums due under this Sublease. Base Rent and additional rent are sometimes collectively called "rent". If any payment due Landlord is not received by Landlord by the tenth (10th) day after it became due, Tenant shall at Landlord's request pay to Landlord a late payment charge of five percent (5%) of the past-due amount.

        2.3    Additional Rent.    Tenant shall pay to Landlord, as additional rent, all amounts, if any, that Landlord is required to pay to Prime Landlord pursuant to the Prime Lease that are related to operating expenses of the Building or basic costs of the Building or similar items (or to increases in the foregoing), but only to the extent such amounts are applicable to the Subleased Premises. Landlord shall make a reasonable allocation of such amounts between the premises leased by Landlord under the Prime Lease and the Subleased Premises. Tenant shall pay all use, consumption and other charges for after-hours air conditioning or other special services for the Subleased Premises for which Landlord is or would be responsible under the Prime Lease or otherwise. Tenant shall pay the amounts referred to in this Section within five (5) days after receipt of notice of the amount due (and if such amount is a regularly recurring amount, only one such notice shall be required for all such regularly recurring amounts due during the period specified in such notice).

        2.4    Holding Over.    Upon the expiration or earlier termination of this Sublease, Tenant agrees to vacate and deliver the Subleased Premises, and all keys thereto, to Landlord. If Tenant does not vacate the Subleased Premises upon the expiration or earlier termination of this Sublease, Tenant shall be a tenant at sufferance for the holdover period and all of the terms and provisions of this Sublease shall be applicable during that period, except that Tenant shall at the option of Landlord pay to Landlord (in addition to any other sums payable under this Sublease) as base rental for the period of such holdover an amount equal to 200% of the Base Rent which would have been payable by Tenant had the holdover period been a part of the original term of this Sublease (without waiver of Landlord's right to recover damages as permitted by law) but not less than the amount, if any, Landlord is required to pay under the Prime Lease in such event for the Subleased Premises. The rental payable during the holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend the term of this Sublease. Tenant shall indemnify Landlord against all claims made by Prime Landlord or any tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Subleased Premises to the Prime Landlord or such other tenant or prospective tenant, to the extent caused by holding over by Tenant.

ARTICLE III OCCUPANCY AND USE

        3.1    Use; Compliance.    The Subleased Premises shall be used and occupied only for the Permitted Use as set forth in Section 1.7. Tenant has inspected the Subleased Premises and accepts them in their present "AS-IS" condition. Tenant, at its expense, shall comply, and shall cause all of its personnel to comply, with all applicable laws and other legal requirements and with all of Landlord's personnel, operational, safety and security procedures, policies, rules and regulations applicable to the Subleased Premises in effect from time to time. If Tenant is not complying with such legal requirements, rules and regulations, Landlord, may, at its election, and without waiving any right or default, enter the Subleased Premises without liability therefor and fulfill Tenant's obligations at Tenant's expense.

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        3.2    Entry.    Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Subleased Premises without liability therefor, upon reasonable notice to Tenant (which may be oral) except in an emergency, when no notice shall be required.

        3.3    Confidentiality.    Before permitting access to the Subleased Premises, Tenant shall cause all of its employees, agents, contractors, and visitors to sign that certain Confidentiality and Non-Disclosure Agreement attached as Exhibit B hereto (the "CNDA"). Tenant shall be responsible and liable for any failure by Tenant or its employees, agents, contractors, or visitors to comply with the terms of the CNDA. Tenant shall indemnify, defend, and hold TDCC, TDCC's affiliates, and each of their respective directors, officers and employees, harmless from and against any and all claims, losses, liabilities, damages, and all related costs and expenses based upon or related to any failure by Tenant or Tenant's employees, agents, contractors, or visitors to sign or to comply with the terms of the CNDA.

ARTICLE IV UTILITIES AND SERVICES

        Landlord is not responsible for providing any services or utilities to Tenant. Landlord shall, however, cooperate with Tenant, at no cost to Landlord, to attempt to cause Prime Landlord to comply with its obligations under the Prime Lease with respect to the Subleased Premises and to provide all such services and utilities for the benefit of the Subleased Premises. Failure or cessation in the furnishing of any services or utilities shall not render Landlord liable to Tenant in any respect for damages to either persons or property, nor be construed as an eviction by Landlord, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement in this Sublease.

ARTICLE V REPAIRS AND MAINTENANCE

        5.1    Landlord Repairs.    Landlord shall have no obligation to repair, maintain, refurbish or make replacements for the Subleased Premises (collectively, "repairs"), whether or not arising out of fire, other casualty, or in connection with the need for normal maintenance and repair. Landlord shall, however, cooperate with Tenant, at no cost to Landlord, to attempt to cause Prime Landlord to comply with its obligations under the Prime Lease with respect to the Subleased Premises and to provide such repairs for the benefit of the Subleased Premises.

        5.2    Tenant Repairs.    Tenant shall be responsible for the cost to repair or replace any damage or injury in or about the Subleased Premises caused by any act or omission of Tenant or Tenant's agents, employees, or invitees. At the termination of this Sublease, by lapse of time or otherwise, Tenant shall deliver the Subleased Premises to Landlord in the same repair and condition as existed on the Term Commencement Date, normal wear and tear and damage by fire or other casualty excepted.

ARTICLE VI ALTERATIONS AND IMPROVEMENTS

        Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Subleased Premises (including signs) without first obtaining the written consent of Landlord and Prime Landlord. Tenant shall have no authority or power, express or implied, to create or cause the imposition of any mechanic's lien, materialman's lien, or other charge or encumbrance of any kind against the Subleased Premises or any other part of the Property. Tenant waives any defects in the Subleased Premises and accepts the Subleased Premises as suitable for the purpose for which they are leased.

ARTICLE VII PRIME LEASE

        7.1    Compliance with Prime Lease.    Except for the obligation to pay base rent or operating expense escalations to Prime Landlord as provided in the Prime Lease, Tenant shall comply with all of the provisions of the Prime Lease that are to be observed or performed by Landlord as tenant

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thereunder with respect to the Subleased Premises (including, without limitation, Article 10 of the Prime Lease). Tenant shall not, by any act or omission, cause Landlord to be in violation of or in default under the Prime Lease.

        7.2    Incorporation of Prime Lease.

          (a)   Insofar as the provisions of the Prime Lease do not conflict with specific provisions hereof, they and each of them are incorporated by this reference into this Sublease as fully as if completely restated herein. Tenant shall be bound to Landlord by all of the provisions of the Prime Lease and shall perform all of the obligations and responsibilities that Landlord by the Prime Lease undertakes toward Prime Landlord with respect to the Subleased Premises. Therefore, in construing these obligations of Tenant to Landlord, wherever in the Prime Lease the word "Landlord" or "Lessor" is used, it shall mean Landlord and wherever in the Prime Lease the word "Tenant" or "Lessee" is used, it shall mean Tenant and wherever in the Prime Lease the words "Leased Premises" or "Premises" or similar words are used, they shall mean the Subleased Premises.

          (b)   The foregoing notwithstanding, this Sublease does not create any rights in Prime Landlord or any third parties, and if there are any provisions in the Prime Lease that pertain to Landlord's rights regarding:

              (i)  any option or election, including any option to renew or extend the term thereof, or to expand the premises thereunder, or any preferential right or right of first refusal on any additional space; or

             (ii)  any exclusive uses in favor of Landlord; or

            (iii)  any sign rights (or rights regarding the name of the Building) in favor of Landlord; or

            (iv)  any tenant finish or other construction obligations; or

             (v)  any parking rights of Landlord; or

            (vi)  any provisions of the Prime Lease that apply uniquely to Landlord;

then none of such provisions shall be incorporated herein and Tenant shall not have any rights or benefits thereunder.

        7.3    Subject to Prime Lease.    This Sublease is expressly subject to and inferior to the Prime Lease.

        7.4    Familiarity With Prime Lease.    Tenant represents that it has read and is familiar with all of the provisions of the Prime Lease.

        7.5    Landlord's Obligations Re Prime Lease.    Provided Tenant is not in default hereunder, Landlord shall pay the rent due to Prime Landlord, so as not to cause a default under the Prime Lease.

ARTICLE VIII CASUALTY AND INSURANCE

        8.1    Damage.    If the Subleased Premises shall be damaged by any cause, Tenant shall give prompt written notice thereof to Landlord.

        8.2    Damage from Certain Causes.    Notwithstanding any other provision of this Sublease or the Prime Lease to the contrary, Landlord shall not be liable to Tenant, or to Tenant's employees, agents, subtenants, licensees, invitees, or visitors, or to any other person whomever, for any loss, or any damage to or loss of any property or death or injury to any person occasioned by or arising out of

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(a) the condition or design of or any defect in or failure to repair the Subleased Premises or the Property or any part or component thereof (including without limitation any mechanical, electrical, plumbing, heating, air conditioning or other systems or equipment); or (b) acts or omissions of Prime Landlord, other tenants or occupants in the Property or of any other persons whomever; or (c) burglary, theft, vandalism, malicious mischief, fire, act of God, public enemy, criminal conduct, court order or injunction, riot, strike, insurrection, war, requisition or order of governmental authority, or any other matter beyond the reasonable control of Landlord; (d) repair or alteration of any part of the Subleased Premises or Property; or (e) violation or default by Prime Landlord under the Prime Lease (including without limitation slow-down, interruption, failure or cessation of any service to be provided by Prime Landlord).

        8.3    Tenant's Indemnification of Landlord.    Tenant hereby agrees to indemnify and hold Landlord harmless from and against all fines, suits, claims, demands, loss, cost, liability, judgments and expenses (including attorneys' fees and any liability Landlord may have to Prime Landlord) of every kind in connection with any loss, or any death or injury to person or damage to or loss of property to the extent caused by any act, omission, or neglect of Tenant, its employees, agents, subtenants, licensees, invitees, or visitors or any other person entering the Property or the Subleased Premises under express or implied invitation or permission of Tenant, or arising out of the occupancy or use of the Subleased Premises by Tenant.

        8.4    Waiver of Recovery.    Anything in this Lease to the contrary notwithstanding, Landlord and Tenant severally waive any claim in its favor against the other or the other employees or agents (REGARDLESS OF CAUSE, INCLUDING NEGLIGENCE OF THE OTHER OR ITS AGENTS OR EMPLOYEES, AND STRICT LIABILITY OF ANY KIND) for loss of or damage to any of its property located on or constituting a part of the Leased Premises or the Property, by reason of fire or the elements, or any other cause that is insured, or is insurable (whether or not actually insured) by the terms of standard fire and extended coverage insurance in the state where the Building is located, regardless of the amount of the proceeds, if any, payable under such insurance.

ARTICLE IX ASSIGNMENT OR SUBLEASE

        Tenant shall not assign, sublet, transfer or hypothecate, in whole or in part, this Sublease, by operation of law or otherwise, without the prior written consent of Landlord and Prime Landlord, and in no event shall any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder.

ARTICLE X DEFAULT AND REMEDIES

        10.1    Default by Tenant.    Each of the following shall be deemed to be an event of default by Tenant under this Lease: (1) Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and the failure continues for five (5) days after written notice from the Landlord of such failure to pay; (2) Tenant shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due, or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; (3) Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; (4) Tenant shall do or permit to be done any act which results in a lien being filed against the Subleased Premises or the Property and the lien is not released by payment or bonding within fifteen (15) days after Tenant first has notice thereof; (5) the liquidation, termination or dissolution of Tenant; or (6) Tenant shall be in default of any other term, provision or covenant of this Lease, other than those specified in clauses (1) through (5) above, and such default is not cured within thirty (30) days after written notice thereof to Tenant; provided, that if the default is a potential event of default under the Prime Lease, Tenant shall only have the grace or cure period, if any, afforded Landlord under the Prime Lease, less five (5) days.

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        10.2    Remedies for Tenant's Default.    If there shall be an event of default as set forth in Section 10.1 above, Landlord may treat the occurrence of any one or more of such events as a breach of this Sublease, and at its option may have any one or more of the following described remedies without any additional notice or demand, in addition to all other rights and remedies provided at law or in equity or elsewhere in this Sublease:

          (a)   Without declaring the Lease terminated, Landlord may enter upon and take possession of the Subleased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Subleased Premises without being liable for any claim for damages, and relet the Subleased Premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Subleased Premises; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to relet the Subleased Premises, including, but not limited to, remodeling and repair costs.

          (b)   Without declaring the Lease terminated, Landlord may enter upon the Subleased Premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Sublease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Sublease. Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Sublease WHETHER CAUSED BY THE NEGLIGENCE OF LANDLORD OR OTHERWISE.

          (c)   Landlord may terminate this Sublease, in which event Tenant shall immediately surrender the Subleased Premises to Landlord, and if Tenant fails to surrender the Subleased Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Subleased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Subleased Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer for any reason due to the termination of this Lease under this Section 10.2, including (without limitation) loss and damage due to the failure of Tenant to maintain and/or repair the Subleased Premises as required hereunder and/or due to the inability of Landlord to relet the Subleased Premises on satisfactory terms or otherwise.

        Landlord's exercise, following a default by Tenant under this Sublease, of any right granted hereunder or under any applicable law to lock out or change the locks securing the Subleased Premises shall not impose upon Landlord any duty to notify Tenant of the name and address or telephone number of the individual or company from whom a new key may be obtained, nor shall Landlord have any duty to provide Tenant with a new key or any other means of access to the Subleased Premises.

        In addition to any other remedy set forth in this Sublease, if Landlord has made rent concessions of any type or character, or waived any Base Rent, and Tenant fails to take possession of the Subleased Premises on the Rent Commencement Date or otherwise defaults at any time during the term of this Sublease, the rent concessions, including any waived Base Rent, shall be cancelled and the amount of the Base Rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any Base Rent had ever been granted. A rent concession or waiver of the Base Rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Sublease, including, without limitation, any sum due under Section 2.3 of this Sublease. Notwithstanding anything contained in this Sublease to the contrary, this Sublease may be terminated by Landlord only by written notice of such termination given by Landlord to Tenant, and no other act or omission of Landlord shall be construed as a termination of this Sublease.

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        Tenant expressly agrees that any judgment, order or decree entered against Tenant by or in any court of Magistrate by virtue of the powers of attorney contained in this Lease, or otherwise, shall be final with respect to possession of the Subleased Premises, and releases to Landlord and to any and all attorneys who may appear for Landlord all errors in the said proceedings except those errors relating to the facts of the underlying claim by Landlord against Tenant, and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the Subleased Premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Sublease. Tenant hereby waives all errors and imperfections in any proceedings brought hereunder against Tenant. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the Sublease Term or earlier termination of the Sublease, or for nonpayment of rent or any other reason, Tenant specifically waives all rights to notice under the Landlord and Tenant Act of 1951, 68 P.S. §250.101 et seq., as same may be amended from time to time (the "Landlord and Tenant Act"), including, without limitation, the right to the three months' notice and/or the ten, fifteen or thirty days' notice required by the Landlord and Tenant Act.

        10.3    Confession of Judgment.    TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSIONS OF JUDGMENT PROVISIONS CONTAINED IN ARTICLE 20 OF THE PRIME LEASE (WHICH ARE INCORPORATED BY THIS REFERENCE INTO THIS SUBLEASE AS FULLY AS IF COMPLETELY RESTATED HEREIN) AND THAT SUCH CONFESSIONS OF JUDGMENT PROVISIONS APPLY TO TENANT AND THIS SUBLEASE AND THAT THE LANDLORD/TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE AND THAT TENANT WAIVES ANY RIGHT TO A HEARING WHICH WOULD OTHERWISE BE A CONDITION TO LANDLORD'S OBTAINING THE JUDGMENTS AUTHORIZED BY ARTICLE 20 OF THE PRIME LEASE. TENANT FURTHER ACKNOWLEDGES THAT BY AGREEING TO THE FOREGOING CONFESSIONS OF JUDGMENT AND WARRANTS OF ATTORNEY, TENANT WAIVES THE RIGHT TO NOTICE AND A PRIOR JUDICIAL PROCEEDING TO DETERMINE ITS RIGHTS AND LIABILITIES, AND FURTHER ACKNOWLEDGES THAT LANDLORD MAY, UPON A FAILURE TO SURRENDER THE SUBLEASED PREMISES OR ANY PORTION THEREOF AT THE EXPIRATION OF THE SUBLEASE TERM IN ACCORDANCE WITH THE REQUIREMENTS OF THIS SUBLEASE, OBTAIN A JUDGMENT AGAINST TENANT FOR POSSESSION OF THE SUBLEASED PREMISES WITHOUT ANY OPPORTUNITY OF TENANT TO RAISE ANY DEFENSE, SETOFF, COUNTERCLAIM OR OTHER CLAIM THAT TENANT MAY HAVE, AND THAT TENANT KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY GRANTS LANDLORD THE FOREGOING RIGHTS TO CONFESS JUDGMENTS AND WARRANTS OF ATTORNEY AS AN EXPLICIT AND MATERIAL PART OF THE CONSIDERATION BARGAINED FOR BETWEEN TENANT AND LANDLORD. TENANT CERTIFIES THAT IT HAS BEEN REPRESENTED BY OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) AT THE SIGNING OF THIS SUBLEASE AND IN THE GRANTING OF THIS CONFESSION OF JUDGMENT AND WARRANT OF ATTORNEY BY SEPARATE LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THE CONFESSIONS OF JUDGMENT AND WARRANTS OF ATTORNEY WITH SUCH SEPARATE COUNSEL. TENANT FURTHER CERTIFIES THAT IT HAS READ AND UNDERSTANDS THE

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MEANING AND EFFECT OF THE FOREGOING CONFESSIONS OF JUDGMENT AND WARRANTS OF ATTORNEY.

Tenant:
By:
Name:
Title:
Date:

        10.4    Default by Landlord.    If Landlord should fail to perform or observe any covenant, term, provision or condition of this Sublease required to be performed or observed by Landlord, Landlord shall have a period of thirty (30) days after written notice thereof is given by Tenant to Landlord specifying the failure, to commence to cure the failure and Landlord shall have an additional period of thirty (30) days or such longer period as is reasonably necessary in which to effect the cure provided Landlord commences the cure within the initial thirty (30) days and is diligently pursuing it.

        10.5    Remedies Cumulative.    Except as may be otherwise specified herein, all rights and remedies of Landlord or Tenant herein or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

        10.6    Notice to Mortgagees.    Provided that Tenant has received prior written notice of the name and address of such lender, Tenant shall serve written notice of any claimed default or breach by Landlord under this Sublease upon any lender which is a beneficiary under any deed of trust or mortgage against the Subleased Premises, and no notice to Landlord shall be effective against Landlord unless such notice is served upon said lender; notwithstanding anything to the contrary contained herein, Tenant shall allow such lender the same period following lender's receipt of such notice to cure such default or breach as is afforded Landlord.

ARTICLE XI MISCELLANEOUS

        11.1    Relocation.    Landlord shall have the right to relocate Tenant's space from the Subleased Premises to other space in the Building [INSERT ANY OTHER APPLICABLE AREA] (the "Relocation Premises") designated by Landlord by notice to Tenant of Landlord's exercise of this right (the "Relocation Notice"), provided that the floor area of the Relocation Premises is equal to or larger than the floor area of the Subleased Premises. Tenant will complete its vacation of the Subleased Premises and its relocation to the Relocation Premises, time being of the essence, within thirty (30) days after the date on which Landlord gives Tenant the Relocation Notice, and this Lease shall continue in full force and effect without any increase in the Base Rent or any other change in the terms or conditions of this Lease because of the relocation, but with the Relocation Premises substituted for the former Subleased Premises specified above in this Sublease. Landlord will pay Tenant's reasonable out-of-pocket expenses of the relocation, including the expenses of moving Tenant's property from the Subleased Premises to the Relocation Premises.

        11.2    Estoppel Certificates.    Tenant agrees to furnish, from time to time, within ten (10) days after receipt of a request from Landlord, a statement certifying such matters pertaining to this Sublease as may reasonably be requested by Landlord.

        11.3    Attorney's Fees.    In the event of any action or proceeding brought by either party under this Sublease against the other party hereto, the prevailing party shall be entitled to recover from the other party all costs and expenses, including reasonable attorneys' fees, in such action or proceeding.

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        11.4    Notices.    Each notice, request, demand, approval or other communication which may be or is required to be given under or in respect of this Sublease shall be in writing and shall be deemed to have been properly given or delivered to the addressee thereof (a) upon the first to occur of (i) the date on which actually received, when delivered personally during normal business hours, (ii) the first business day after having been deposited with a reputable overnight courier delivery service, delivery charges prepaid, for overnight delivery, (iii) the date of transmission (or the next business day, if such date is not a business day), when sent during normal business hours by facsimile or via portable document format (.pdf), provided, that the facsimile or .pdf transmission is promptly confirmed by telephone confirmation thereof, or (iv) the third business day after having been deposited in the United States Mails, registered or certified mail, return receipt requested, postage prepaid, and (b) if addressed as follows:

If to Landlord:	The Dow Chemical Company 2030 Dow Center Midland, MI 48674
	Attention:	Corporate Director, M&A
	Facsimile:	(989) 636-8907
with copies to:
The Dow Chemical Company 2030 Dow Center Midland, MI 48674
	Attention:	Executive Vice President and General Counsel
	Facsimile:	(989) 638-9397
and
Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
	Attention:	Marc F. Sperber
Kevin C. Cunningham
	Facsimile:	(312) 706-8208
(312) 706-8139
If to Tenant:	[•] [•] [•]
	Attention:	[•]
	Facsimile:	[•]
	Email:	[•]
	Phone:	[•]

  By notice given as provided above, either party may change its address for the receipt of notices hereunder and may designate other parties to receive copies of notices hereunder.

        11.5    Submission of Sublease.    Submission of this Sublease to Tenant for signature does not constitute a reservation of space or an option to Sublease. This Sublease is not effective until execution by and delivery to both Landlord and Tenant.

        11.6    Waiver of Property Tax Protest and Appeal Rights.    Tenant waives all rights to protest the appraised value of the Leased Premises or the Property or to appeal the same and further waives all rights to receive notices of reappraisal of the Leased Premises or the Property.

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        11.7    Landlord's Liability.    The liability of Landlord for any breach or default by Landlord under this Sublease, or otherwise for whatever reason regarding this Sublease or the Subleased Premises, whether such liability is in contract, tort or otherwise, shall, in each instance, be limited to the interest of Landlord in the Property (i.e., Landlord's leasehold estate therein), and Tenant agrees to look solely to Landlord's interest in the Property as the same may then be encumbered, for the recovery of any judgment against Landlord, it being intended and agreed that neither Landlord nor any person or entity comprising, owning or affiliated with Landlord shall ever be personally liable for any judgment or deficiency.

        11.8    Security.    Tenant acknowledges that Landlord has or may have guards or other security personnel or security systems. Such guards, security personnel and security systems are for Landlord's sole benefit. Landlord has no obligation to continue providing same and Landlord may make such changes in the provision thereof from time to time, as Landlord may desire. Tenant acknowledges that Tenant has no right to the benefit of such security personnel, guards or security systems, and Tenant waives all claims against Landlord, its agents and/or employees based on or related to any failure to furnish security services, failure to furnish protection from crime or related matters.

        11.9    Severability.    If any provision of this Sublease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Sublease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        11.10    Successors.    This Sublease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns (subject to Article 9).

        11.11    Interpretation.    The captions appearing in this Sublease are for convenience only and in no way define, limit, construe or describe the scope or intent of any Section. The laws of the State of Pennsylvania and applicable United States federal law shall govern the validity, performance and enforcement of this Sublease. This Sublease shall not be construed more or less favorably with respect to either party as a consequence of the Sublease or various provisions hereof having been drafted by one of the parties hereto.

ARTICLE XII AMENDMENT AND LIMITATION OF WARRANTIES

        12.1    Entire Agreement.    IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS SUBLEASE, THAT THIS SUBLEASE, WITH THE SPECIFIC REFERENCES TO EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENT OR PROMISES PERTAINING TO THE SUBJECT MATTER OF THIS SUBLEASE OR OF ANY EXPRESSLY MENTIONED EXTRINSIC DOCUMENTS THAT ARE NOT INCORPORATED IN WRITING IN THIS SUBLEASE. THE FOLLOWING EXHIBITS ARE ATTACHED HERETO AND ARE INCORPORATED HEREIN BY THIS REFERENCE (CHECK IF APPLICABLE):

☒	EXHIBIT "A"	-	SUBLEASED PREMISES
☐	EXHIBIT " "	-
☐	EXHIBIT " "	-

        12.2    Amendment.    THIS SUBLEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

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        12.3    Limitation of Warranties.    LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, SUITABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS SUBLEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS SUBLEASE.

        12.4    Waiver of Jury Trial.    EACH PARTY HERETO IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE ARISING IN CONNECTION WITH OR RELATING TO THIS SUBLEASE OR ANY MATTER CONTEMPLATED HEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

        12.5    Waiver And Releases.    TENANT SHALL NOT HAVE THE RIGHT TO WITHHOLD OR TO OFFSET RENT OR TO TERMINATE THIS SUBLEASE EXCEPT AS EXPRESSLY PROVIDED HEREIN. TENANT WAIVES AND RELEASES ANY AND ALL STATUTORY LIENS AND OFFSET RIGHTS.

(Signature page attached)

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        Executed to be effective as of the date first above written.

Landlord
By:
Name:
Title:
Tenant
By:
Name:
Title:

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Exhibit I

        See Annex B

Exhibit J

AMENDED AND RESTATED

BY LAWS
OF
[Name of Surviving Corporation] (THE "CORPORATION")

ARTICLE I

OFFICES

        Section 1.1.    Registered Office.     The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation's registered agent in Delaware.

        Section 1.2.    Additional Offices.     The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the "Board") may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

        Section 2.1.    Annual Meetings.     The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

        Section 2.2.    Special Meetings.     Subject to the rights of the holders of any outstanding series of preferred stock of the Corporation ("Preferred Stock"), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the Corporation's notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

        Section 2.3.    Notices.     Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the "DGCL"). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation's notice of meeting (or any supplement thereto). Any meeting of stockholders as to which

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notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7 (c)) given before the date previously scheduled for such meeting.

        Section 2.4.    Quorum.     Except as otherwise provided by applicable law, the Corporation's Certificate of Incorporation, as the same may be amended or restated from time to time (the "Certificate of Incorporation") or these By Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

        Section 2.5.    Voting of Shares.

          (a)    Voting Lists.    The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a) , the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

          (b)    Manner of Voting.    At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission

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  must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          (c)    Proxies.    Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

              (i)  A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

             (ii)  A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          (d)    Required Vote.    Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

          (e)    Inspectors of Election.    The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of

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  inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

        Section 2.6.    Adjournments.     Any meeting of stockholders, annual or special, may be adjourned, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        Section 2.7.    Advance Notice for Business.

          (a)    Annual Meetings of Stockholders.    No business (other than nominations of individual(s) for election to the Board) may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation's notice of meeting (or any supplement thereto), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

              (i)  In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii) , a stockholder's notice to the Secretary with respect to such business, to be timely, must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on

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    which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder's notice as described in this Section 2.7(a).

             (ii)  To be in proper written form, a stockholder's notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

            (iii)  The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

            (iv)  In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          (b)    Special Meetings of Stockholders.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the

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  Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting only pursuant to Section 3.2.

          (c)    Public Announcement.    For purposes of these By Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

        Section 2.8.    Conduct of Meetings.     The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these By Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 2.9.    Stockholder Action by Written Consent.     Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE III

DIRECTORS

        Section 3.1.    Powers.     The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

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        Section 3.2.    Advance Notice for Nomination of Directors.

          (a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

          (b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described in this Section 3.2.

          (c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 100th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

          (d)   To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the

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  Corporation; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation's books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

          (e)   If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

          (f)    In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

        Section 3.3.    Compensation.     Unless otherwise restricted by the Certificate of Incorporation or these By Laws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

        Section 4.1.    Annual Meetings.    The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

        Section 4.2.    Regular Meetings.    Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

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        Section 4.3.    Special Meetings.     Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.

        Section 4.4.    Quorum; Required Vote.    A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

        Section 4.5.    Consent In Lieu of Meeting.     Unless otherwise restricted by the Certificate of Incorporation or these By Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 4.6.    Organization.     The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

        Section 5.1.    Establishment.     The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

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        Section 5.2.    Available Powers.     Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

        Section 5.3.    Alternate Members.     The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

        Section 5.4.    Procedures.     Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these By Laws.

ARTICLE VI

OFFICERS

        Section 6.1.    Officers.     The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and such other officers (including without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

          (a)    Chairman of the Board.    The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the

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  Company (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

          (b)    Chief Executive Officer.    The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

          (c)    President.    The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

          (d)    Vice Presidents.    In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

          (e)    Secretary.

              (i)  The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

             (ii)  The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

          (f)    Assistant Secretaries.    The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

          (g)    Chief Financial Officer.    The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer's

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  hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

          (h)    Treasurer.    The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

        Section 6.2.    Term of Office; Removal; Vacancies.     The elected officers of the Corporation shall hold office until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

        Section 6.3.    Multiple Officeholders; Stockholder and Director Officers.     Any number of offices may be held by the same person unless the Certificate of Incorporation or these By Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII

SHARES

        Section 7.1.    Certificated and Uncertificated Shares.     The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

        Section 7.2.    Multiple Classes of Stock.     If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

        Section 7.3.    Signatures.     Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

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        Section 7.4.    Consideration and Payment for Shares.

          (a)   Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of cash, tangible or intangible property or any benefit to the Corporation or any combination thereof.

          (b)   Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

        Section 7.5.    Lost, Destroyed or Wrongfully Taken Certificates.

          (a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

          (b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

        Section 7.6.    Transfer of Stock.

          (a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

              (i)  in the case of certificated shares, the certificate representing such shares has been surrendered;

             (ii)  (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

            (iii)  the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

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            (iv)  the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

             (v)  such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

          (b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

        Section 7.7.    Registered Stockholders.     Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

        Section 7.8.    Effect of the Corporation's Restriction on Transfer.

          (a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent pursuant to Section 7.2, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

          (b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent pursuant to Section 7.2.

        Section 7.9.    Regulations.     The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

        Section 8.1.    Right to Indemnification.     To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative

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or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

        Section 8.2.    Right to Advancement of Expenses.     In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys' fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation's receipt of an undertaking (hereinafter an "undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

        Section 8.3.    Right of Indemnitee to Bring Suit.     If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

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        Section 8.4.    Non-Exclusivity of Rights.     The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

        Section 8.5.    Insurance.     The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        Section 8.6.    Indemnification of Other Persons.     This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

        Section 8.7.    Amendments.     Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 65% of the voting power of all outstanding shares of capital stock of the Corporation.

        Section 8.8.    Certain Definitions.     For purposes of this Article VIII, (a) references to "other enterprise" shall include any employee benefit plan; (b) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to "serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" for purposes of Section 145 of the DGCL.

        Section 8.9.    Contract Rights.     The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

        Section 8.10.    Severability.     If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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 ARTICLE IX

MISCELLANEOUS

        Section 9.1.    Place of Meetings.     If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

        Section 9.2.    Fixing Record Dates.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

        Section 9.3.    Means of Giving Notice.

          (a)    Notice to Directors.    Whenever under applicable law, the Certificate of Incorporation or these By Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on

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  the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

          (b)    Electronic Transmission.    "Electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

          (c)    Notice to Stockholders Sharing Same Address.    Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder's consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

          (d)    Exceptions to Notice Requirements.    Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

        Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By Laws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230 (b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

        Section 9.4.    Waiver of Notice.     Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By Laws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such

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required notice. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        Section 9.5.    Meeting Attendance via Remote Communication Equipment.

          (a)    Stockholder Meetings.    If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

              (i)  participate in a meeting of stockholders; and

             (ii)  be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

          (b)    Board Meetings.    Unless otherwise restricted by applicable law, the Certificate of Incorporation or these By Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting.

        Section 9.6.    Dividends.     The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation's capital stock) on the Corporation's outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

        Section 9.7.    Reserves.     The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

        Section 9.8.    Contracts and Negotiable Instruments.     Except as otherwise provided by applicable law, the Certificate of Incorporation or these By Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person's supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

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        Section 9.9.    Fiscal Year.     The fiscal year of the Corporation shall be fixed by the Board.

        Section 9.10.    Seal.     The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

        Section 9.11.    Books and Records.     The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

        Section 9.12.    Resignation.     Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 9.13.    Surety Bonds.     Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

        Section 9.14.    Securities of Other Corporations.     Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

        Section 9.15.    Amendments.     The Board shall have the power to adopt, amend, alter or repeal the By Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By Laws. The By Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation (including any preferred stock designation relating to any series of the Corporation's preferred stock), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting (except as otherwise provided in Section 8.7) power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By Laws.

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Exhibit K

Restructuring Transactions

ARTICLE I
DEFINITIONS

        1.1    Certain Definitions.     The following terms shall have the following meanings for purposes of this Exhibit K.

        "Excluded Accounts Receivable" means, if a Put Option Exercise Event does not occur on or prior to the Closing Date, any accounts receivable and notes receivable and other rights to payment from customers and other Persons included in the French Assets.

        "French Asset Transfer Agreement" means the agreement for the transfer of the French Assets, a form of which is attached to the Put Option Agreement.

        "French Assets" has the meaning set forth in the French Asset Transfer Agreement.

        "French Assumed Obligations" has the meaning set forth in the French Asset Transfer Agreement.

        "Put Option Agreement" means the agreement by and among Athena France, Rohm and Haas Europe Trading ApS and Rohm and Haas Europe Services ApS, substantially in the form attached hereto as Annex K-1.

        "Put Option Exercise Event" means the acceptance by the parties to the Put Option Agreement (other than Athena France) of the irrevocable, firm and binding offer of Athena France to purchase the French Assets and assume the French Assumed Obligations as set forth in the Put Option Agreement.

        "Transferred Current Assets" means (a) Inventory and (b) accounts receivable and notes receivable and other rights to payment from customers and other Persons (other than the Excluded Accounts Receivable, if any), in each case of TDCC and the Asset Transferors arising exclusively out of, or exclusively relating to, the Business and in each case excluding all assets relating to Taxes other than value added and similar Taxes associated with items included in clause (b).

        "Transferred Current Liabilities" means (a) all Liabilities in respect of accounts and notes payable of TDCC or any Asset Transferor as of immediately prior to the Closing for which obligations have been billed and recorded in the internal accounting systems of the applicable Asset Transferor; (b) all Liabilities in respect of invoices issued to customers for which all application obligations have not been met; and (c) Transferred Customer Rebates, in each case of clause (a) or clause (b), of TDCC or any Asset Transferor exclusively relating to the Business and in each case excluding (i) all Liabilities relating to Taxes other than value added and similar Taxes associated with items included in clause (a) or clause (b); and (ii) intercompany balances between such Asset Transferor on the one hand and AgroFresh, TDCC or any other Affiliate of TDCC on the other hand.

        "Transferred Customer Rebates" means all Liabilities in respect of rebates accrued or payable to customers, in each case of TDCC or an Asset Transferor arising exclusively out of, or exclusively relating to the Business.

        1.2    Certain Terms and References.     Capitalized terms used herein but not defined have the meanings set forth in Section 1.1 of the Agreement. References to sections of Schedule K refer to the Schedules to this Exhibit K.

ARTICLE II
TRANSFER OF ASSETS; ASSUMPTION OF LIABILITIES

        2.1    Transfer of Transferred Assets.     Except as provided in Sections 5.14(a) and 5.14(b) of the Agreement (with respect to the Transferred Registrations and the Transferred Registration Data, respectively) and on the terms and subject to the conditions of the Agreement and any applicable Local Transfer Agreement, prior to the Closing, TDCC shall, and shall cause each other Asset Transferor to, assign, convey, transfer and deliver to the applicable AgroFresh Entities (as specified in this Exhibit K) and AgroFresh shall cause the AgroFresh Entities to accept and acquire from the applicable Asset Transferors and take assignment and delivery from such Asset Transferors of, all of such Asset Transferors' right, title and interest in and to the following assets, properties and rights, as the same shall exist prior to the Closing (such assets, properties and rights collectively referred to as the "Transferred Assets"):

          (a)    Current Assets.    The Transferred Current Assets.

          (b)    Information and Records.    (i) Business Records in tangible form that are owned by the Asset Transferors, but in each case only to the extent used or held for use exclusively in, or having arisen exclusively from the conduct of, the Business by the Asset Transferors, (ii) Business Records in electronic form and contained on the transferred information technology listed on Schedule K-2.1(c) and (iii) subject to any applicable procedures and other applicable terms and conditions set forth in the Transition Services Agreement, the Business Records in electronic form described in Schedule K-2.1(b) (the information described in clauses (i), (ii) and (iii) collectively, the "Information and Records"); provided, however, that TDCC and its Affiliates shall be entitled to retain copies of the Information and Records; provided, further, that TDCC and its Affiliates shall be entitled to redact therefrom or otherwise render inaccessible to the AgroFresh Entities any information that is not related to the Business prior to the delivery thereof to the applicable AgroFresh Entity.

          (c)    IT Assets.    The information technology assets, systems and networks owned by the Asset Transferors that are set forth on Schedule K-2.1(c).

          (d)    Permits.    The Permits held by the Asset Transferors that are set forth on Schedule K-2.1(d), to the extent such Permits are transferable prior to the Closing (the "Transferred Permits").

          (e)    Contracts.    All Contracts that are either (i) exclusively related to the Business including those that are set forth on Schedule K-2.1(e)(i) or (ii) set forth on Schedule K-2.1(e)(ii), in the case of each of the foregoing clauses (i) and (ii), to the extent relating to the period subsequent to the Closing (the "Transferred Contracts").

          (f)    Intellectual Property.    The Transferred Patents and Transferred Trademarks.

          (g)    Personal Property.    The equipment, machinery, furniture, tools, vehicles and other items of tangible personal property owned by the Asset Transferors that are set forth on Schedule K-2.1(g).

          (h)    Registrations.    The Registrations set forth on Schedule 3.12(a) of the Agreement that are held by the Asset Transferors (the "Transferred Registrations").

          (i)    Registration Data.    The (i) Registration Data set forth on Schedule 3.12(b) of the Agreement that is held by the Asset Transferors (the "Transferred Registration Data") and (ii) rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by the Asset Transferors with respect to the Transferred Registration Data, including any claims for data compensation.

          (j)    French Assets Upon Put Option Exercise.    Only upon a Put Option Exercise Event, the French Assets (including the Excluded Accounts Receivable); provided that unless and until a Put Option Exercise Event occurs, the French Assets shall constitute Excluded Assets.

          (k)    Goodwill.    All goodwill of the Asset Transferors directly associated with the Business.

        2.2    Excluded Assets.     Notwithstanding anything to the contrary in the Agreement (including this Exhibit K) and for the avoidance of doubt, none of TDCC or any of its Affiliates shall assign, convey,

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transfer or deliver to any AgroFresh Entity, and neither the AgroFresh Entities nor any of their Affiliates shall accept, acquire or take assignment or delivery of, any of the following assets or Contracts nor any right, title or interest therein (collectively, the "Excluded Assets"):

          (a)    Cash and Cash Equivalents.    All Cash and Cash Equivalents of TDCC or any of its Affiliates.

          (b)    Other Current Assets.    All inventory, accounts receivable and notes receivable and other rights to payment from customers and other Persons and deferred charges, prepaid expenses and other current assets of TDCC or any of its Affiliates, except to the extent expressly set forth in Section 2.1 of this Exhibit K.

          (c)    Dow Names and Other Intellectual Property.    All right, title and interest in or to (i) the Dow Names (and all goodwill associated therewith) and (ii) any other Intellectual Property or other intangible property or rights, except to the extent expressly set forth in Section 2.1 of this Exhibit K.

          (d)    Tax Refunds; Tax Returns.    All claims for and rights of TDCC or any of its Affiliates to receive refunds, rebates or similar payments of Taxes relating to any Pre-Closing Tax Period and all Tax Returns and all notes, worksheets, files or documents relating thereto.

          (e)    Corporate Records.    All minute books and corporate records of TDCC or any of its Affiliates.

          (f)    Employee Records.    All personnel, discipline, performance, employee compensation, medical and benefits and labor relations records relating to employees or past employees of TDCC or any of its Affiliates; provided, however, that TDCC shall make available to the applicable AgroFresh Entity copies of such records that are required by Law to be made available to such AgroFresh Entity or that are required for such AgroFresh Entity to perform its obligations set forth in Article VI of the Agreement.

          (g)    Sale Documents.    All books, records and other documents (in paper or electronic form) prepared or received in connection with the proposed sale of the Business, including offers received from prospective purchasers, engagement letters with outside advisors and representatives, non-disclosure agreements with prospective bidders and the right, title and interest of TDCC or any of its Affiliates under the Agreement, the Put Option Agreement and any of the Related Agreements.

          (h)    Group Contracts.    All Group Contracts.

          (i)    Disposed Assets.    All assets sold or otherwise disposed of, and rights expiring or terminated, in the ordinary course of business during the period from the date of the Agreement until the Closing Date.

          (j)    Insurance.    Any insurance policies or insurance coverage and all rights of any nature with respect thereto (including all insurance recoveries thereunder and rights to assert claims with respect thereto).

          (k)    Intercompany Agreements.    All Contracts between TDCC or any of its Affiliates (on the one hand) and any other Affiliate of TDCC or AgroFresh (on the other hand), except for the Related Agreements or the Contracts set forth on Schedule 5.13 to the Agreement.

          (l)    Employee Non-Compete Obligations.    All rights with respect to any obligation of any Employee to refrain from competing with any Other Dow Business.

          (m)    Share Capital.    All legal and beneficial interest in the share capital or Equity Interest of any Person other than the AgroFresh Entities.

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          (n)    French Assets Pending Put Option Exercise.    The French Assets; provided that upon a Put Option Exercise Event, the French Assets (including the Excluded Accounts Receivable) shall, automatically and without any further action of the parties hereto or any other Person, constitute Transferred Assets and shall no longer be Excluded Assets.

          (o)    Other Assets.    All other assets (real or personal, tangible or intangible, including software, firmware, programs and source codes) and Contracts of TDCC or any of its Affiliates that are not included in the definition of Transferred Assets and those assets identified on Schedule K-2.2(o).

        2.3    Assumed Obligations.     Immediately prior to the Closing, the applicable AgroFresh Entity shall assume, and shall agree to pay, perform and discharge (or cause its applicable Affiliates to pay, perform and discharge) when due, the following Liabilities of TDCC and its Affiliates (collectively, the "Assumed Obligations"):

          (a)    Current Liabilities.    The Transferred Current Liabilities.

          (b)    Transferred Contracts.    All Liabilities arising under the Transferred Contracts.

          (c)    Proceedings.    All Liabilities in respect of any pending or threatened Proceeding or investigation by or before any Governmental Authority or arbitration tribunal, whether class, individual or otherwise in nature, in law or in equity, to the extent relating to, or arising out of, the ownership or operation of the Business or the Transferred Assets at any time.

          (d)    Product Claims.    All Liabilities arising with respect to the products or services of the Business, whether sold or provided prior to or after the Closing, and whether arising under warranty, contract, equity, tort, strict liability, product liability, statute or otherwise.

          (e)    Environmental Liabilities.    All Liabilities resulting from or in connection with any Environmental Law or Environmental Permit to the extent relating to, or arising out of, the ownership or operation of the Business or the Transferred Assets at any time.

          (f)    Employee and Benefit Obligations.    All Liabilities to or with respect to the Employees, and Liabilities under or with respect to TDCC Benefit Plans, in each case as provided and to the extent set forth in Article VI of the Agreement.

          (g)    Permits.    All Liabilities with respect to the Transferred Permits.

          (h)    Registrations and Registration Data.    Subject to Section 5.14 of the Agreement, all Liabilities for obtaining, registering, maintaining, prosecuting and supporting the Transferred Registrations and the Transferred Registration Data.

          (i)    Taxes.    All Taxes, fees and other amounts for which Purchaser is responsible pursuant to Section 5.10 of the Agreement.

          (j)    French Assumed Obligations Upon Put Option Exercise.    Only upon a Put Option Exercise Event, the French Assumed Obligations; provided that unless and until a Put Option Exercise Event occurs, the French Assets shall constitute Retained Obligations.

          (k)    Other Assumed Obligations.    All other Liabilities to the extent relating to, or arising out of, the ownership or operation of the Business or the Transferred Assets at any time, whether arising prior to, on or after the Closing, and any other Liabilities specifically assumed by Purchaser under the Agreement, in each case other than the Retained Obligations.

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        2.4    Retained Obligations.     The AgroFresh Entities shall not assume or otherwise be liable in respect of any of the following Liabilities of TDCC or any of its Affiliates, which shall be retained by TDCC or its Affiliates, as applicable (the "Retained Obligations"):

          (a)    Taxes.    All Taxes, fees and other amounts for which TDCC is responsible pursuant to Section 5.10 of the Agreement.

          (b)    Specified Retained Matter.    All Liabilities with respect to the Specified Retained Matter.

          (c)    Employee Liabilities.    Any Liabilities to or with respect to the Employees, and Liabilities under or with respect to TDCC Benefit Plans, in either case with respect to periods ending prior to the Closing Date, except for the Liabilities of Purchaser or its Affiliates as provided in Article VI of the Agreement.

          (d)    French Assumed Obligations Pending Put Option Exercise.    The French Assumed Obligations; provided that upon a Put Option Exercise Event, the French Assumed Obligations shall automatically and without any further action of the parties hereto or any other Person, constitute Assumed Obligations and shall no longer be Retained Obligations.

          (e)    Other Retained Obligations.    All Liabilities with respect to the matters set forth on Schedule K-2.4(e) to this Exhibit K).

          (f)    Non-Business Liabilities.    Any Liabilities not relating to, or arising out of, the ownership or operation of the Business or the Transferred Assets at any time.

ARTICLE III
ENTITY FORMATION AND TRANSFERS

        Except as set forth in Section 5.14 of the Agreement, and subject to any changes or modifications that TDCC or its Affiliates deem advisable or reasonably necessary, the Restructuring Transactions are expected to consist of the actions set forth on Schedule K-3 (together with any other actions deemed advisable or reasonably necessary in connection therewith). In addition, certain Transferred Employees may be transferred to certain AgroFresh Entities effective at or prior to the Closing in accordance with Article VI of the Agreement.

ARTICLE IV
FRENCH ASSET OPERATION AFTER CLOSING

        4.1    French Asset Operation After Closing.     In the event that the French Assets constitute Excluded Assets as of the Closing, Purchaser shall, and shall cause its Affiliates to, sell products of the Business to TDCC or its Affiliates from and after Closing at a price that is mutually agreed to by such parties in order for TDCC and its Affiliates to operate the Business in France until such time as either (a) the French Assets are transferred to the Athena France pursuant to the French Asset Transfer Agreement or (b) the Put Option Agreement is terminated (it being understood and agreed that such pricing shall reflect the price that TDCC or its Affiliates are obligated to sell such products to customers of the Business in France, less TDCC's and its Affiliates' fully burdened costs, including the compensation and benefits of any employees incurred in connection therewith, and any other fully burdened costs and expenses reasonably related to the sale of such products in France).

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Exhibit L

CERTIFICATE OF DESIGNATION OF
SERIES A PREFERRED STOCK OF
[INSERT NEW NAME OF BOULEVARD POST CLOSING]

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

        [BLVD], a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter, the "Corporation"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation (or a duly authorized committee thereof) as required by Section 151 of the General Corporation Law of the State of Delaware (the "General Corporation Law"):

        NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the certificate of incorporation of the Corporation, there is hereby created and provided out of the authorized but unissued preferred stock, par value $0.0001 per share, of the Corporation ("Preferred Stock"), a new series of Preferred Stock, and there is hereby stated and fixed the number of shares constituting such series and the designation of such series and the powers (including voting powers), if any, of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of such series as follows:

  Series A Preferred Stock:

        Section 1.    Designation and Amount.     The shares of such series shall be designated as shares of "Series A Preferred Stock," par value $0.0001 per share, of the Corporation (the "Series A Preferred Stock"), and the number of shares constituting such series shall be one (1).

        Section 2.    Definitions.     The following terms shall have the following meanings for purposes of this Certificate of Designation (as the same may be amended or amended and restated from time to time, this "Certificate of Designation"):

          (a)   "Board of Directors" shall mean the Board of Directors of the Corporation.

          (b)   "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Corporation.

          (c)   "Expiration Date" shall mean the earlier of (i) the date that the Holder shall no longer own (directly or indirectly through a majority-owned subsidiary of the Holder) at least the Minimum Amount or (ii) the date that the Holder shall transfer, sell, assign or convey the share of Series A Preferred Stock held by the Holder to any Person that is not a direct or indirect majority-owned subsidiary of the Holder.

          (d)   "Holder" shall mean The Dow Chemical Company, a Delaware corporation.

          (e)   "Liquidation Preference" shall mean $10.00 per share of Series A Preferred Stock, as adjusted for any stock splits, stock dividends, combinations, subdivisions, reclassifications, recapitalizations or the like with respect to the outstanding share of Series A Preferred Stock.

          (f)    "Liquidation Proceeds" shall mean the assets of the Corporation legally available for distribution to its stockholders upon a liquidation, dissolution or winding up of the Corporation.

          (g)   "Minimum Amount" shall mean not less than ten percent (10%) of the then outstanding shares of Common Stock.

          (h)   "Permitted Transferee" shall mean a direct or indirect majority-owned subsidiary of the Holder.

          (i)    "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association, governmental authority or other entity.

        Section 3.    Dividends.     The holder of the share of Series A Preferred Stock shall not be entitled to share in any dividends or distributions of any kind or nature whatsoever, and in furtherance thereof, shall not have any dividend or distribution privileges of any kind or nature whatsoever.

        Section 4.    Voting Rights.

          (a)   For so long as the share of Series A Preferred Stock shall be outstanding and until the Expiration Date, the holder of the share of Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director to the Board of Directors (the "Series A Director"), which Series A Director shall not be subject to the classified board of directors provisions of Article SIXTH of the certificate of incorporation of the Corporation nor classified into Class I, Class II or Class III. The Series A Director elected in accordance with this Section 4 may be removed without cause only by the affirmative vote or written consent of the holder of the share of Series A Preferred Stock. Any vacancy resulting from death, resignation, disqualification or other removal from office of the Series A Director shall be filled only by the holder of the share of Series A Preferred Stock (and not by the Board of Directors). During any period when the holder of the outstanding share of Series A Preferred Stock has the right to elect the Series A Director, then upon commencement of, and for the duration of, the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by one (1), and the holder of the outstanding share of Series A Preferred Stock shall be entitled to elect the Series A Director; and (ii) the Series A Director shall serve until such director's successor shall have been duly elected and qualified, or until the Series A Director's right to hold such office terminates pursuant to the provisions of this Section 4, whichever occurs earlier, subject to the Series A Director's earlier death, resignation, retirement. Whenever the holder of the outstanding share of Series A Preferred Stock is divested of the right to elect the Series A Director in accordance with this Certificate of Designation, the term of office of the Series A Director shall forthwith and automatically terminate and the total authorized number of directors of the Corporation shall automatically be decreased by one (1).

          (b)   For so long as the share of Series A Preferred Stock shall be outstanding and until the Expiration Date, the Series A Director shall be a member of every committee of the Board of Directors, to the extent permitted by applicable law (including applicable tax regulations) and applicable stock exchange rules.

          (c)   For so long as the share of Series A Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or written consent of the holder of the share of Series A Preferred Stock, voting separately as a single class, amend, alter or repeal, whether by merger, consolidation or otherwise, any provision of the certificate of incorporation of the Corporation (including, without limitation, this Certificate of Designation), if such amendment, alteration or repeal would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the holder of the Series A Preferred Stock adversely.

          (d)   Notwithstanding Article FIFTH of the certificate of incorporation of the Corporation, any action required or permitted to be taken at any meeting of the holder of the share of Series A Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holder of the outstanding share of Series A Preferred Stock and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

          (e)   Except as set forth in subsections (a) or (c) of this Section 4 or otherwise required by law, the holder of Series A Preferred Stock shall not be entitled to vote on or consent to any

2

  matters submitted to a vote or consent of the stockholders of the Corporation, nor have any special or other voting rights and its vote or consent shall not be required for taking any corporate action.

        Section 5.    Liquidation.     In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the outstanding share of Series A Preferred Stock shall be entitled receive out of the Liquidation Proceeds, on a pari passu basis with respect to the holders of any outstanding shares of Common Stock, an amount per share of Series A Preferred Stock equal to the Liquidation Preference.

        Section 6.    Expiration.

          (a)   On the Expiration Date, and without any action on the part of the Corporation or the holder of the outstanding share of Series A Preferred Stock, the outstanding share of Series A Preferred Stock shall be redeemed by the Corporation on the Expiration Date at the redemption price of $1.00 per share (the "Redemption Price"). Payment of the Redemption Price shall be made solely out of assets of the Corporation legally available therefor.

          (b)   Promptly following the Expiration Date, (i) the Corporation shall deliver the Redemption Price in cash to the address of the holder of the outstanding share of Series A Preferred Stock shown on the books and records of the Corporation, and (ii) the certificate representing the share of Series A Preferred Stock shall be surrendered to the Corporation by such holder.

          (c)   The redemption of the outstanding share of Series A Preferred Stock pursuant to this Section 6 shall be effective as of the Expiration Date.

          (d)   From and after the Expiration Date, the share of Series A Preferred Stock redeemed pursuant to this Section 6 shall no longer be deemed to be outstanding and all rights in respect of such share of Series A Preferred Stock (including the right to elect a Series A Director pursuant to Section 4) shall automatically terminate, except for the right to receive the Redemption Price.

        Section 7.    Reacquired Share.    If the share of Series A Preferred Stock is cancelled or purchased, redeemed or otherwise acquired by the Corporation, in any manner whatsoever, the share of Series A Preferred Stock so acquired shall, to the fullest extent permitted by law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series A Preferred Stock. The share of Series A Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by law, become an authorized but unissued share of Preferred Stock undesignated as to series and may be reissued a part of a new series of Preferred Stock, subject to the conditions and restrictions set forth in the certificate of incorporation of the Corporation or imposed by the General Corporation Law.

        Section 8.    Conversion; Exchange.     The share of Series A Preferred Stock shall not be entitled to be converted into or exchanged for share(s) of any other capital stock of the Corporation and in furtherance thereof, shall not have conversion or exchange privileges of any kind or nature whatsoever.

        Section 9.    Transfer Restriction.     The holder of the share of Series A Preferred Stock shall not sell, transfer, assign, convey, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of such share of Series A Preferred Stock, or any interest therein, without the prior written consent of the Corporation. Notwithstanding the foregoing restriction, the holder of the share of Series A Preferred Stock may sell, transfer, assign or convey the share of Series A Preferred Stock to a Permitted Transferee.

        Section 10.    Waiver.     The powers (including voting powers), if any, of the Series A Preferred Stock and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of the Series A Preferred Stock may be waived as to the share of Series A Preferred Stock in any instance (without the necessity of calling, noticing or holding a meeting of stockholders) by the written consent or agreement of the holder of the share of Series A Preferred Stock, consenting or agreeing separately as a single class.

[Signature Page Follows]

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        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation of the Series A Preferred Stock of [BLVD] on this       day of                2015.

[BLVD]
By:
Name:
Title:

Exhibit M

WARRANT PURCHASE AGREEMENT

        This WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of [    •    ], 2015 by and among Boulevard Acquisition Corp., a Delaware corporation (the "Company"), Boulevard Acquisition Sponsor, LLC, a Delaware limited liability company (the "Sponsor"), and The Dow Chemical Company, a Delaware corporation ("TDCC"). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Purchase Agreement (as hereinafter defined).

RECITALS

        WHEREAS, the Company and TDCC have entered into that certain Stock Purchase Agreement, dated as of April 30, 2015 (as amended, modified, supplemented or waived from time to time, the "Purchase Agreement");

        WHEREAS, on the date hereof, the Company and TDCC are entering into certain ancillary agreements in connection with the consummation of the transactions contemplated by the Purchase Agreement;

        WHEREAS, the Company and Continental Stock Transfer & Trust Company, as warrant agent, have entered into to that certain Warrant Agreement, dated as of February 12, 2014 (the "Warrant Agreement"), governing (i) 11,025,000 warrants, each warrant exercisable to purchase one share of the common stock of the Company, par value $0.0001 per share (the "Common Stock"), issued in connection with the Company's initial public offering (the "Public Warrants"), and (ii) 6,160,000 warrants, each warrant exercisable to purchase one share of the Common Stock, purchased by the Sponsor pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of November 19, 2013, as amended and restated, by and between Company and the Sponsor (the "Private Placement Warrants" and, together with the Public Warrants, the "Warrants"); and

        WHEREAS, the Company's execution and delivery of this Agreement is a condition to TDCC's obligations under the Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

AGREEMENT

        1.    Purchase of Warrants by the Company.     Commencing upon the date hereof and until 5:00 p.m. Eastern Standard Time on the date that is nine (9) months from the Closing Date (the "Purchase Deadline"), the Company will purchase, in the aggregate and at such times in its sole discretion, ten million dollars ($10,000,000) in Public Warrants in the open market at a purchase price per whole Public Warrant of no more than $1.25 per whole Public Warrant; provided that in the event that the Company shall not have purchased Public Warrants in such aggregate dollar amount immediately prior to the Purchase Deadline, the Sponsor may, at its option, sell to the Company Private Placement Warrants at $1.00 per Private Placement Warrant to satisfy such obligation (any such purchased Warrants, the "Purchased Warrants"); provided further that in no event shall the Company be obligated to purchase more than 10,000,000 Warrants in total. The Purchased Warrants shall be cancelled and terminated by the Company.

        2.    Issuance of Warrants to TDCC.     The Company shall issue warrants to purchase shares of the Common Stock to TDCC representing sixty-six and two-thirds percent (66 2/3%) of the Purchased Warrants (rounded up to the next whole Warrant), at no cost to TDCC and on terms and conditions that are identical to the Public Warrants (the "TDCC Warrants"), no later than the Purchase Deadline.

        3.    Make-Up Warrants.     In the event that the Company has not issued to TDCC an aggregate of 6,000,000 TDCC Warrants on or prior to the Purchase Deadline, (a) the Sponsor will transfer to the Company, at no cost to the Company, the number of Warrants equal to one-half (1/2) of the difference between (i) 6,000,000 and (ii) the number of TDCC Warrants issued by the Company to TDCC on or prior to the Purchase Deadline (the difference between clause (i) and clause (ii) being, the "Make-Up Warrant Amount") and such transferred Warrants shall be cancelled and terminated by the Company and (b) the Company will issue such number of TDCC Warrants equal to the Make-Up Warrant Amount. From the date hereof until the Purchase Deadline, none of Sponsor and its Affiliates will purchase or otherwise acquire (including through any hedging transaction) any Public Warrants or any rights therein.

        4.    Miscellaneous.

          (a)    Entire Agreement.    Subject to the applicable provisions of the Purchase Agreement, this Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes and replaces any and all prior agreements, arrangements and understandings, written or oral, between the parties relating to the subject matter hereof.

          (b)    Further Assurances.    On and after the execution of this Agreement, each party hereto shall execute and deliver to any other party such documents, agreements and other instruments as may be reasonably requested by such other party and are required to effectuate the transactions contemplated by this Agreement.

          (c)    Amendments and Waivers.    This Agreement may be amended, modified or supplemented only by an instrument in writing signed by the parties hereto. The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term or covenant contained in this Agreement shall be effective unless it is in a writing signed by such Party.

          (d)    Assignment; No Third Party Beneficiaries.    This Agreement is solely for the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          (e)    Severability.    If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

          (f)    Counterparts.    This Agreement may be executed in any number of counterparts (including by .pdf file exchanged via email or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g)    Other Definitional Provisions and Interpretation.    The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term. The use of "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. The use of "or" is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to

2

  Articles, Sections or clauses shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of this Agreement.

          (h)    Governing Law.    This Agreement shall be governed exclusively by and construed and enforced exclusively in accordance with the internal Laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          (i)    Notices.    Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service or (b) on the date of transmission if sent by facsimile transmission (receipt confirmed) on a Business Day during or before the normal business hours of the intended recipient, and if not so sent on such a day and at such a time, on the following Business Day:

If to the Company, addressed as follows:
Boulevard Acquisition Corp. 399 Park Avenue, 6th Floor New York, NY 10022
Attention:	Stephen S. Trevor
Facsimile:	(212) 878-3545
with a copy to:
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
Attention:	Alan I. Annex
Facsimile:	(212) 805-9323
If to the Sponsor, addressed as follows:
Boulevard Acquisition Sponsor, LLC 399 Park Avenue, 6th Floor New York, NY 10022
Attention:	Steven S. Trevor
Facsimile:	(212) 878-3545
with a copy to:
Greenberg Traurig LLP 200 Park Avenue New York, NY 10166
Attention:	Alan I. Annex
Facsimile:	(212) 805-9323
If to TDCC, addressed as follows:
The Dow Chemical Company 2030 Dow Center Midland, MI 48674
Attention:	Corporate Director, M&A
Facsimile:	(989) 636-8907

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with copies to:
The Dow Chemical Company 2030 Dow Center Midland, MI 48674
Attention:	Executive Vice President and General Counsel
Facsimile:	(989) 638-9397
and
Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
Attention:	Marc F. Sperber
Facsimile:	(312) 706-8208

*    *    *    *    *

4

        IN WITNESS WHEREOF, the parties have executed this Warrant Purchase Agreement as of the date first written above.

BOULEVARD ACQUISITION CORP.
By:
Name:
Title:
BOULEVARD ACQUISITION SPONSOR, LLC
By:
Name:
Title:
THE DOW CHEMICAL COMPANY
By:
Name:
Title:

Annex B

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AgroFresh Solutions, Inc.

 [                        ], 2015

        AgroFresh Solutions, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

        1.     The present name of the Corporation is "Boulevard Acquisition Corp.". The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 24, 2013 and amended and restated by the amended and restated certificate of incorporation of the Corporation filed with the Secretary of State of the State of Delaware on February 12, 2014 (the "Amended Certificate").

        2.     This Second Amended and Restated Certificate of Incorporation (the "Second Amended Certificate"), which both restates and further amends the provisions of the Amended Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"), at a special meeting duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by the DGCL and the Amended Certificate were voted in favor of the Second Amended Certificate.

        3.     The text of the Amended Certificate is hereby restated and amended in its entirety to read as follows:

        FIRST:    The name of the corporation is AgroFresh Solutions, Inc. (the "Corporation").

        SECOND:    The address of the registered office of the Corporation in the State of Delaware is [            ], in the City of [                        ], County of [            ], State of Delaware, postal code [                                    ]. The name of the registered agent of the Corporation at that address is [            ]

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

        FOURTH:    A.    Authorized Capital Stock.    The total number of shares of all classes of stock which the Corporation shall have authority to issue is [            ], divided into three classes consisting of (i) [            ] shares of Common Stock, par value $0.0001 per share (the "Common Stock"), (ii) [            ] shares of Non-Voting Common Stock, par value $0.0001 per share (the "Non-Voting Common Stock"), and [            ] shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

        B.    Preferred Stock.     The board of directors of the Corporation (the "Board") is hereby expressly authorized, by resolution or resolutions thereof (the certificate of designations setting forth a copy of such resolution or resolutions filed pursuant to the applicable law of the State of Delaware is being hereinafter referred to as a "Preferred Stock Designation"), to provide from time to time out of the unissued shares of Preferred Stock for one or more series of Preferred Stock and, with respect to each such series, to establish the number of shares constituting each such series, and to fix the designation, powers (including voting powers), preferences, and relative, participating, optional, special or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions, if any, of the shares of such series. The designation, powers, preferences, and relative, participating, optional, special or other rights, if any, of the shares of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of the shares of each series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock), no holder of any outstanding series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.

        C.    Common Stock and Non-Voting Common Stock.

          1.    Dividends.    Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders Common Stock and Non-Voting Common Stock shall be entitled to receive dividends, when, as and if declared by the Board; provided, however, that (a) no dividend shall be declared and paid or set apart for payment on the Common Stock unless there shall also be declared and paid or set apart for payment on the Non-Voting Common Stock, the same (ratable in proportion to the number of share(s) of Common Stock into which a share of Non-Voting Common Stock is then convertible) dividend, and (b) no dividend shall be declared and paid or set apart for payment on the Non-Voting Common Stock unless there shall also be declared and paid or set apart for payment on the Common Stock, the same (ratable in proportion to the number of share(s) of Common Stock into which a share of Non-Voting Common Stock is then convertible) dividend, except that, notwithstanding the foregoing: (i) a dividend of shares of capital stock of the Corporation (other than of shares of any series of Preferred Stock) may be declared or paid or set apart for payment on the Common Stock only in shares of Common Stock; and (ii) a dividend of shares of capital stock of the Corporation (other than of shares of any series of Preferred Stock) may be declared or paid or set apart for payment on the Non-Voting Common Stock only in shares of Non-Voting Common Stock. For purposes of this Section C.1, a dividend of shares of Common Stock shall be considered the same as a dividend of shares of Non-Voting Common Stock and a dividend of shares of Non-Voting Common Stock shall be considered the same as a dividend of shares of Common Stock.

          2.    Liquidation.    Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, each holder of Common Stock or Non-Voting Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders, ratably in the proportion that (i) the number of shares of Common Stock held by such holder, plus the number of shares of Common Stock into which the shares of Non-Voting Common Stock held by such holder is then convertible, bears to (ii) aggregate amount of the number of shares of Common Stock outstanding, plus the number of shares of Common Stock into which the outstanding shares of Non-Voting Common Stock is then convertible. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale, lease or exchange of all or substantially all of the property and assets of the Corporation (which shall not, in fact, result in the liquidation, dissolution or winding up of the Corporation and the distribution of the property and assets of the Corporation to its stockholders) shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section C.2.

          3.    Voting.    Except as may otherwise be provided pursuant to this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock) or by applicable law, (a) each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders are generally entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock) or the DGCL and (b) no holder of Non-Voting Common Stock, as such, shall be entitled to any voting powers in respect thereof.

          4.    Automatic Conversion.

          (a)    Conversion Event.    Each share of Non-Voting Common Stock shall automatically, and without any action on the part of the Corporation or the holder of such share, be converted into one (1) fully-paid and non-assessable share of Common Stock (the "Conversion Rate") immediately upon the transfer, sale, assignment or conveyance of a share of Non-Voting Common Stock to a Person (as defined below) other than The Dow Chemical Company, a Delaware corporation (the "Holder"), or a Person over which the Holder has Control (as defined below), which such transfer, sale, assignment or conveyance is hereinafter referred to as a "Conversion Event". For purposes of this Section C.4(a): (i) "Control" means (x) the possession, directly or indirectly, of the power to direct or cause the direction of a Person or the management or policies of a Person, whether through the ownership of voting securities, by agreement, arrangement or understanding or otherwise or (y) the ability to exercise, directly or indirectly, decisive influence over a Person or the management or policies of a Person; and (ii) "Person" means any corporation, partnership (whether general, limited, limited liability or other), company, limited liability company, trust, joint venture, association, unincorporated organization or other organization, whether or not a legal entity.

          (b)    Mechanics for Surrender of Certificates (Conversion Event).    Upon the occurrence of a Conversion Event with respect to any share of Non-Voting Common Stock, and before the holder of such share shall receive a certificate representing the share(s) of Common Stock into which such share of Non-Voting Common Stock was converted pursuant to Section C.4(a), such holder shall surrender the certificate representing the share of Non-Voting Common Stock converted pursuant to Section C.4(a), duly endorsed for transfer to the Corporation, at the office of the Corporation or of any transfer agent for the Non-Voting Common Stock. The Corporation shall, as soon as reasonably practicable after such surrender, issue and deliver at such office to such holder (or the nominee(s) of such holder as provided in a writing given by such holder to the Corporation in connection with such surrender), a certificate representing the number of share(s) of Common Stock into which such holder's share of Non-Voting Common Stock was converted pursuant to Section C.4(a), and the certificate previously representing the share of Non-Voting Common Stock converted pursuant to Section C.4(a) shall be cancelled. Any conversion pursuant to Section C.4(a) shall be deemed to have been effected immediately upon the Conversion Event, notwithstanding that the certificate representing the share of Non-Voting Common Stock converted pursuant to Section C.4(a) has not yet been surrendered to the Corporation by the holder thereof in accordance with this Section C.4(b), and the person(s) entitled to receive the share(s) of Common Stock issuable upon the conversion of such share of Non-Voting Common Stock shall be treated for all purposes as the record holder of such share(s) of Common Stock immediately upon the Conversion Event.

          (c)    Merger Event.    Each share of Non-Voting Common Stock shall automatically, and without any action on the part of the Corporation or the holder of such share, be converted into fully-paid and non-assessable share(s) of Common Stock at the Conversion Rate immediately prior to the effective time of any merger or consolidation of the Corporation with or into any other corporation or other entity pursuant to which the shares of Common Stock are converted into shares or other securities of the surviving or resulting corporation or other entity or cash, property, rights or securities of any other corporation or entity (the "Merger Event"). Any conversion pursuant to this Section C.4(c) shall be deemed to have been effected immediately prior to the effective time of the Merger Event, notwithstanding that the certificate representing the share of

  Non-Voting Common Stock converted pursuant to this Section C.4(c) has not been surrendered to the Corporation by the holder thereof, and the person entitled to receive the share(s) of Common Stock issuable upon the conversion of such share of Non-Voting Common Stock shall be treated for all purposes as the record holder of such share(s) of Common Stock as of immediately prior to the effective time of the Merger Event.

          (d)    Adjustment to Conversion Rate.    In the event that at any time or from time to time after the date upon which the shares of Non-Voting Common Stock are first issued to the Holder, the Corporation shall effect a subdivision (whether by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or a combination (whether by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Common Stock into a greater or lesser, as applicable, number of shares without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Non-Voting Common Stock, then, and in each such event, the Conversion Rate shall be proportionately increased or decreased, as applicable. A merger or consolidation of the Corporation with or into any other corporation or other entity shall not be deemed to effect a subdivision, combination or similar reclassification or recapitalization within the meaning of this Section C.4(d).

          (e)    Reservation of Shares of Common Stock Issuable Upon Conversion.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of a share of Non-Voting Common Stock pursuant to this Section C.4, such number of shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock.

          (f)    Status of Converted Shares.    If any share of Non-Voting Common Stock is converted or is repurchased or otherwise acquired by the Corporation in any manner whatsoever, the share of Non-Voting Common Stock so converted shall, to the fullest extent permitted by law, be retired and cancelled upon such conversion or acquisition, and shall not be reissued as a share of Non-Voting Common Stock.

        FIFTH:    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        A.    The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Second Amended Certificate or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, except as otherwise specifically required by law or as otherwise provided in this Second Amended Certificate.

        B.    The directors of the Corporation need not be elected by written ballot unless the bylaws so provide.

        C.    Subject to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

        D.    Subject to the rights of the holders of any outstanding series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Board acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Second Amended Certificate, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

        SIXTH:    A. Subject to the rights of the holders of any outstanding series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation, shall be fixed from time to time in the manner provided in the bylaws.

        B.    The Board (other than those directors elected by the holders of any outstanding series of Preferred Stock provided for or fixed pursuant to the provisions of FOURTH, Section B.) shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended Certificate; the term of the initial Class II directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended Certificate; and the term of the initial Class III directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended Certificate (and therefore such classification) becomes effective in accordance with the DGCL. Notwithstanding any other provision of this Section B., and except as otherwise required by law, whenever the holders of one or more outstanding series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended Certificate (including any Preferred Stock Designation relating to such series of Preferred Stock) and such directors shall not be included in any of the classes created pursuant to this Section B. unless expressly provided by such terms.

        C.    A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board, and, except as otherwise expressly required by law or by this Second Amended Certificate, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

        D.    Subject to the rights of the holders of any outstanding series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        E.    Subject to the rights of the holders of any outstanding series of Preferred Stock, any director, or the entire Board, may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.

        SEVENTH:    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly empowered to adopt, amend or repeal bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

        EIGHTH:    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

        Any amendment, modification or repeal of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation thereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        NINTH:    The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Second Amended Certificate, and the other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Second Amended Certificate in its present form or as hereafter amended are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Second Amended Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

        TENTH:    To the maximum extent permitted from time to time under the laws of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its directors or stockholders, other than those directors or stockholders who are employees of the Corporation or any of its subsidiaries. No amendment or repeal of this Article TENTH shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such director or stockholder becomes aware prior to such amendment or repeal.

        ELEVENTH:    The Corporation expressly elects not to be governed by Section 203 of the DGCL.

        TWELFTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the "Court of Chancery") or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Second Amended Certificate (including any Preferred Stock Designation relating to any outstanding series of Preferred Stock) or the bylaws of the Corporation (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located in the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder. If any provision or provisions of this Article TWELFTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article TWELFTH (including, without limitation, each portion of any sentence of this Article TWELFTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, [Corporation Name] has caused this Second Amended Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

[CORPORATION NAME]
By:	Name: Title:

Annex C

AgroFresh Solutions, Inc.
2015 INCENTIVE COMPENSATION PLAN

AgroFresh Solutions, Inc.
2015 INCENTIVE COMPENSATION PLAN

C-i

AgroFresh Solutions, Inc.
2015 INCENTIVE COMPENSATION PLAN

        1.    Purpose.     The purpose of this AgroFresh Solutions, Inc. 2015 INCENTIVE COMPENSATION PLAN (the "Plan") is to assist AgroFresh Solutions, Inc., a Delaware corporation (the "Company") and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and consultants to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

        2.    Definitions.     For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

          (a)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

          (b)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c)   "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d)   "Beneficial Owner" and "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e)   "Board" means the Company's Board of Directors.

          (f)    "Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) any material violation or breach by the Participant of the Company's or Related Entity's policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (g)   "Change in Control" means a Change in Control as defined in Section 9(b) of the Plan.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i)    "Committee" means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee under this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent", the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

          (j)    "Consultant" means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

          (k)   "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l)    "Covered Employee" means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company's filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company (other than the chief financial officer) as of the end of a taxable year, or such other person as shall be considered a "covered employee" for purposes of Section 162(m) of the Code.

          (m)  "Director" means a member of the Board or the board of directors of any Related Entity.

          (n)   "Disability" means a Participant's eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Entity, or if no such plan is applicable, a Participant's inability to perform the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term "Disability" means disabled within the meaning of Section 22(e)(3) of the Code.

          (o)   "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (p)   "Effective Date" means the effective date of the Plan, which shall be [                        , 2015].

          (q)   "Eligible Person" means each officer, Director, Employee or Consultant to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (r)   "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than such person becoming an employee of the Company or any Related Entity). The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (s)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (t)    "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (u)   "Good Reason" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company's or Related Entity's requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant's responsibilities; (iv) any purported termination by the Company or Related Entity of the Participant's Continuous Service other than for Cause, death or by reason of the Participant's Disability, or (v) any material reduction in the Participant's base salary (unless such reduction is part of a Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

          (v)   "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (w)  "Independent", when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

          (x)   "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) hereof.

          (y)   "Listing Market" means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading.

          (z)   "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

          (aa) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (bb) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

          (cc) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

          (ee) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (ff)  "Performance Share" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (gg) "Performance Unit" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (hh) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

           (ii)  "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a controlling interest, directly or indirectly.

          (jj)   "Restricted Stock" means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (kk) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

          (ll)   "Restricted Stock Unit" means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

          (mm)  "Restricted Stock Unit Award" means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

          (nn) "Restriction Period" means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

          (oo) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (pp) "Shares" means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

          (qq) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

          (rr)  "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

          (ss)  "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity, (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

        3.    Administration.

          (a)    Authority of the Committee.    The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

          (b)   Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act or (ii) with respect to any Award that is intended to qualify as "performance-based compensation" under Section 162(m), to the extent necessary in order for such Award to so qualify. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan. (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

        4.    Shares Subject to Plan.

          (a)    Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to                . Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b)    Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

          (c)    Availability of Shares Not Delivered under Awards and Adjustments to Limits.

              (i)  If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

             (ii)  Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combined has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such shares would not require approval of the Company's shareholders under the rules of the Listing Market.

            (iii)  Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

            (iv)  Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be                Shares.

             (v)  Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.

        5.    Eligibility; Per-Participant Limitations.     Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than                 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards denominated in or valued by reference to a designated number of Shares and that are subject to Section 8 hereof, with respect to more than                Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units that are subject to Section 8 hereof is (x) $                with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $                .

        6.    Specific Terms of Awards.

          (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

          (b)    Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

            (i)    Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

            (ii)    Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

            (iii)    Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

              (A)  the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

              (B)  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

              (C)  if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

          (c)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

            (i)    Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however, that if and to the extent that it would not violate Section 409A of the Code, the grant price for a Stock Appreciation Right that is granted as a Substitute Award for an outstanding Option may be lower than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right if it is not less than the exercise price of the Option for which it is substituted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

            (ii)    Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

            (iii)    Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as or subsequently to the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

          (d)    Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

            (i)    Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

            (ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii)    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv)    Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

          (e)    Restricted Stock Unit Award.    The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

            (i)    Award and Restrictions.    Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

            (ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

            (iii)    Dividend Equivalents.    Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and whether the amount or value thereof shall be automatically deemed reinvested in additional Restricted Stock Units or other Awards, or if not so reinvested shall earn interest and at what rate for the period deferred, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code.

          (f)    Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

          (h)    Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

  Notwithstanding any other provision of this Plan to the contrary, cash dividends, Shares, and any other property (other than cash) distributed as a dividend or otherwise with respect to any Performance Awards or any other Awards that are subject to satisfaction of performance goals, shall either (i) not be paid or credited, or (ii) be accumulated, shall be subject to satisfaction of the same performance goals to which the vesting of the underlying Award is subject, and shall be paid at the time such restrictions and risk of forfeiture lapses.

          (i)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

        7.    Certain Provisions Applicable to Awards.

          (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

          (b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee. The term of any Option or Stock Appreciation Right shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

          (c)    Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

          (d)    Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e)    Code Section 409A.

              (i)  The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

             (ii)  If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

              (A)  Payments under the Section 409A Plan may be made only upon (u) the Participant's "separation from service", (v) the date the Participant becomes "disabled", (w) the Participant's death, (x) a "specified time (or pursuant to a fixed schedule)" specified in the Award Agreement at the date of the deferral of such compensation, (y) a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company, or (z) the occurrence of an "unforeseeable emergency";

              (B)  The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

              (C)  Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

              (D)  In the case of any Participant who is "specified employee", a distribution on account of a "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

    For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

            (iii)  Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

        8.    Code Section 162(m) Provisions.

          (a)    Covered Employees.    The provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as "performance-based compensation" that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

          (b)    Performance Criteria.    If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 600 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

          (c)    Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (d)    Adjustments.    The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

          (e)    Committee Certification.    No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

        9.    Change in Control.

          (a)    Effect of "Change in Control."    If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a "Change in Control," as defined in Section 9(b):

              (i)  Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

             (ii)  Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

            (iii)  With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).

            (iv)  Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award

    or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

          (b)    Definition of "Change in Control".    Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

              (i)  The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than [                 percent (        %)] of either (A) the value of then outstanding equity securities of the Company (the "Outstanding Company Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

             (ii)  During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii)  Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a "Business Reorganization"), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

        10.    General Provisions.

          (a)    Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b)    Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a "Permitted Assignee" that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c)    Adjustments.

            (i)    Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

            (ii)    Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

            (iii)    Other Adjustments.    The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (d)    Award Agreements.    Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

          (e)    Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (f)    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

          (g)    Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company's or any Related Entity's business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

          (h)    Clawback of Benefits.

              (i)  The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a "Clawback Policy"), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company's financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant's Award Agreements may be unilaterally amended by the Company, without the Participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

             (ii)  If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company's Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer's and Senior Financial Officer's or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

          (i)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (j)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

          (k)    Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (l)    Governing Law.    Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

          (m)    Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

          (n)    Construction and Interpretation.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

          (o)    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          (p)    Plan Effective Date and Shareholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

SPECIAL MEETING OF STOCKHOLDERS OF

BOULEVARD ACQUISITION CORP.

[•], 2015

Please sign, date and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE  “FOR”  PROPOSALS:  1, 2A, 2B, 2C, 2D, 2E, 2F, 2G, 3, 4 AND 5

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Marc Lasry, Stephen S. Trevor or Thomas Larkin, individually, as proxy to represent the undersigned at the Special Meeting of Stockholders to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 at [•] Eastern time, and at any adjournments thereof, and to vote the shares of common stock of Boulevard Acquisition Corp. the undersigned would be entitled to vote if personally present, as indicated below.

1.              Proposal 1: The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Stock Purchase Agreement, dated as of April 30, 2015, as it may be amended (the “Purchase Agreement”), by and between the Company and The Dow Chemical Company, a Delaware corporation, and the transactions contemplated thereby, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Purchase Agreement of a number of shares of Boulevard Common Stock that exceeds 20% of the number of shares of Boulevard Common Stock that is currently outstanding.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposals 2A to 2G: The Certificate Proposals — To consider and vote upon the following amendments to the Company’s amended and restated certificate of incorporation, each of which would be effected by the filing of the proposed certificate:

2A: To change the Company’s name to AgroFresh Solutions, Inc. and remove certain provisions related to the Company’s status as a blank check company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2B: To authorize a class of non-voting common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2C:    To provide that any preferred stock designation may permit the holders of a series of preferred stock to (a) elect one or more directors and otherwise specify the terms governing any such directorship and/or (b) act by written consent.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2D: To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2E: To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the Company’s bylaws.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2F: To elect for the Company not to be governed by Section 203 of the Delaware General Corporation Law, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2G: To adopt Delaware as the exclusive forum for certain stockholder litigation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.              Proposal 3: The Director Election Proposal — To consider and vote upon a proposal to elect seven directors to serve on the Company’s board of directors upon consummation of the Business Combination.

NOMINEES:
☐ FOR ALL NOMINEES	Robert J. Campbell
☐ WITHHOLD AUTHORITY	Nance K. Dicciani
FOR ALL NOMINEES	Gregory M. Freiwald
☐ FOR ALL EXCEPT	Thomas D. Macphee
(See instructions below)	Derek Murphy
Stephen S. Trevor
[•]
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

4. Proposal 4: The Incentive Plan Proposal — To consider and vote upon a proposal to approve and adopt the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.              Proposal 5: The Adjournment Proposal — To consider and vote upon a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares of common stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the proposals above. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.